UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08399

PIMCO Variable Insurance Trust

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

PIMCO Variable Insurance Trust

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Adam T. Teufel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

•	PIMCO All Asset Portfolio

•	PIMCO Balanced Allocation Portfolio

•	PIMCO CommodityRealReturn Strategy Portfolio

•	PIMCO Dynamic Bond Portfolio

•	PIMCO Emerging Markets Bond Portfolio

•	PIMCO Global Bond Opportunities Portfolio (Unhedged)

•	PIMCO Global Core Bond (Hedged) Portfolio

•	PIMCO Global Diversified Allocation Portfolio

•	PIMCO Global Managed Asset Allocation Portfolio

•	PIMCO High Yield Portfolio

•	PIMCO Income Portfolio

•	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

•	PIMCO International Bond Portfolio (Unhedged)

•	PIMCO Low Duration Portfolio

•	PIMCO Long-Term U.S. Government Portfolio

•	PIMCO Real Return Portfolio

•	PIMCO Short-Term Portfolio

•	PIMCO Total Return Portfolio

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2021

PIMCO All Asset Portfolio

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2021. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic (“COVID-19”). Looking back, fourth quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was 4.3%. The economy gained momentum during the first quarter of 2021 as GDP growth in the U.S. was 6.3%. Finally, the Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was 6.5%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion a month of Treasury securities and $40 billion a month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed pushed forward its forecast for the first rate hikes. The central bank now expects two interest rate increases by the end of 2023, compared to 2024 in its March 2021 update. In addition, while Fed Chair Jerome Powell said it would begin discussing a scaling back of bond purchases, he maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” He also said that any discussion of raising rates was “highly premature.”

Economies outside the U.S. also continued to be impacted by COVID-19. In its April 2021 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.4% in 2021, compared to a 3.5% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low. It also continued to purchase bonds and, in June 2021, vowed to increase its purchases at a significantly higher pace than earlier in the year. Finally, in July 2021, after the reporting period ended, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium term, versus its previous target for inflation that was below but close to 2%. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond buying program. In June 2021, the central bank said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19-relief program by at least six months.

Both short- and long-term U.S. Treasury yields moved higher, albeit from very low levels, during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.45% at the end of the reporting period, versus 0.93% on December 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -2.02%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -1.04%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced mixed returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.65%, whereas

2	PIMCO VARIABLE INSURANCE TRUST

emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -1.00%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -3.38%.

Despite periods of volatility, global equities produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.25%, fueled, in our view, by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 13.05%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 7.45%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 5.74% and European equities, as represented by the MSCI Europe Index, returned 15.35%.

Commodity prices were volatile but generally produced positive results. When the reporting period began, Brent crude oil was approximately $51 a barrel, but ended the reporting period at roughly $75 a barrel. We believe oil prices rallied as producers reduced their output and then demand increased as global growth improved. Elsewhere, copper prices moved sharply higher, whereas gold prices declined.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar strengthened against several other major currencies. For example, the U.S. dollar returned 2.93% and 7.07% versus the euro and Japanese yen, respectively. However, the U.S. dollar returned -1.18% versus the British pound.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JUNE 30, 2021	3

Important Information About the PIMCO All Asset Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio may invest substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Underlying PIMCO Funds are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance, or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be

4	PIMCO VARIABLE INSURANCE TRUST

based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities held by the Underlying PIMCO Funds.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO All Asset Portfolio	04/30/03	01/31/06	04/30/04	04/30/03	04/30/04	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize

SEMIANNUAL REPORT	|	JUNE 30, 2021	5

Important Information About the PIMCO All Asset Portfolio	(Cont.)

service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolio is uncertain.

In December 2020, the SEC adopted a rule for the fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolio is uncertain at this time.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO All Asset Portfolio

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Top 10 Holdings as of June 30, 2021†§

PIMCO All Asset: Multi-RAE PLUS Fund	18.3%

PIMCO All Asset: Multi-Real Fund	9.9%

PIMCO Income Fund	5.7%

PIMCO RAE Worldwide Long/Short PLUS Fund	5.2%

PIMCO RAE Emerging Markets Fund	4.8%

PIMCO RAE Fundamental Advantage PLUS Fund	4.7%

PIMCO Total Return Fund	4.6%

PIMCO Real Return Fund	4.3%

PIMCO RAE PLUS International Fund	4.2%

PIMCO RAE PLUS EMG Fund	3.7%
†	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended June 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO All Asset Portfolio Institutional Class	13.53%	30.43%	8.93%	5.64%	5.77%
PIMCO All Asset Portfolio Class M	13.22%	29.87%	8.43%	5.18%	5.90%
PIMCO All Asset Portfolio Administrative Class	13.35%	30.21%	8.76%	5.48%	6.38%
PIMCO All Asset Portfolio Advisor Class	13.31%	30.13%	8.66%	5.39%	6.11%
Bloomberg Barclays U.S. TIPS: 1-10 Year Index±	2.36%	6.60%	3.61%	2.58%	3.91%♦
Consumer Price Index + 500 Basis Points±±	5.99%	10.32%	7.44%	6.89%	7.17%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/2003.

± Bloomberg Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (CPI). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 1.225% for Institutional Class shares, 1.675% for Class M shares, 1.375% for Administrative Class shares, and 1.475% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO All Asset Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstance substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”) and does not invest directly in stocks or bonds of other issuers. Research Affiliates, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. In addition to investing in the Underlying PIMCO Funds, at the discretion of PIMCO and without shareholder approval, the Portfolio may invest in additional Underlying PIMCO Funds created in the future. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»

Exposure to commodities and real estate investment trusts, primarily through the PIMCO All Asset: Multi-Real Fund, the PIMCO RealEstateRealReturn Strategy Fund, and the PIMCO CommoditiesPLUS® Strategy Fund contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»

Positions in emerging markets equities, primarily through the PIMCO RAE Emerging Markets Fund, the PIMCO RAE PLUS EMG Fund, and the PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»	Exposure to U.S. equities, primarily through the PIMCO RAE PLUS Small Fund and the PIMCO RAE US Small Fund, contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»

Exposure to alternative strategies, primarily through the PIMCO RAE Fundamental Advantage PLUS Fund and the PIMCO Worldwide Long/Short PLUS Fund, contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»

Exposure to developed ex-U.S. equities, primarily through the RAE Fundamental International Large exposure gained via the PIMCO All Asset: Multi-RAE PLUS Fund, the PIMCO RAE PLUS International Fund, and the PIMCO StocksPLUS® International Fund (USD-Hedged) contributed to performance, as these exposures and Underlying PIMCO Funds posted positive returns.

»	There were no notable detractors for this Portfolio.

SEMIANNUAL REPORT	|	JUNE 30, 2021	7

Expense Example	PIMCO All Asset Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2021 to June 30, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,135.30	$1.64	$1,000.00	$1,022.85	$1.55	0.315%
Class M	1,000.00	1,132.20	3.98	1,000.00	1,020.65	3.77	0.765
Administrative Class	1,000.00	1,133.50	2.42	1,000.00	1,022.12	2.29	0.465
Advisor Class	1,000.00	1,133.10	2.94	1,000.00	1,021.63	2.79	0.565

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 178/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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SEMIANNUAL REPORT	|	JUNE 30, 2021	9

Financial Highlights PIMCO All Asset Portfolio

		Investment Operations			Less Distribution(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

01/01/2021 - 06/30/2021+	$11.20	$0.74	$0.76	$1.50	$(0.74)	$0.00	$0.00	$(0.74)

12/31/2020	10.91	0.44	0.38	0.82	(0.53)	0.00	0.00	(0.53)

12/31/2019	10.05	0.36	0.83	1.19	(0.33)	0.00	0.00	(0.33)

12/31/2018	10.97	0.51	(1.07)	(0.56)	(0.36)	0.00	0.00	(0.36)

12/31/2017	10.11	0.58	0.80	1.38	(0.50)	0.00	(0.02)	(0.52)

12/31/2016	9.19	0.24	0.96	1.20	(0.26)	0.00	(0.02)	(0.28)
Class M

01/01/2021 - 06/30/2021+	11.29	0.73	0.74	1.47	(0.71)	0.00	0.00	(0.71)

12/31/2020	10.99	0.37	0.41	0.78	(0.48)	0.00	0.00	(0.48)

12/31/2019	10.12	0.31	0.84	1.15	(0.28)	0.00	0.00	(0.28)

12/31/2018	11.04	0.50	(1.11)	(0.61)	(0.31)	0.00	0.00	(0.31)

12/31/2017	10.18	0.46	0.87	1.33	(0.45)	0.00	(0.02)	(0.47)

12/31/2016	9.25	0.19	0.97	1.16	(0.21)	0.00	(0.02)	(0.23)
Administrative Class

01/01/2021 - 06/30/2021+	11.07	0.76	0.70	1.46	(0.73)	0.00	0.00	(0.73)

12/31/2020	10.79	0.39	0.40	0.79	(0.51)	0.00	0.00	(0.51)

12/31/2019	9.93	0.33	0.84	1.17	(0.31)	0.00	0.00	(0.31)

12/31/2018	10.85	0.48	(1.06)	(0.58)	(0.34)	0.00	0.00	(0.34)

12/31/2017	10.01	0.47	0.87	1.34	(0.48)	0.00	(0.02)	(0.50)

12/31/2016	9.10	0.22	0.95	1.17	(0.24)	0.00	(0.02)	(0.26)
Advisor Class

01/01/2021 - 06/30/2021+	11.21	0.74	0.73	1.47	(0.72)	0.00	0.00	(0.72)

12/31/2020	10.92	0.39	0.40	0.79	(0.50)	0.00	0.00	(0.50)

12/31/2019	10.05	0.32	0.85	1.17	(0.30)	0.00	0.00	(0.30)

12/31/2018	10.97	0.47	(1.06)	(0.59)	(0.33)	0.00	0.00	(0.33)

12/31/2017	10.12	0.47	0.87	1.34	(0.47)	0.00	(0.02)	(0.49)

12/31/2016	9.19	0.21	0.97	1.18	(0.23)	0.00	(0.02)	(0.25)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organization expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 8, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(e)	Includes in-kind purchases and sales of underlying funds. Please see Note 4, Investments in Securities, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.96	13.53%	$14,498	0.315	%*	0.425	%*	0.315	%*	0.425	%*	12.95	%*	36%

11.20	8.17	14,097	0.325		0.425		0.325		0.425		4.22		141	(e)

10.91	11.92	11,788	0.275		0.425		0.275		0.425		3.36		31

10.05	(5.20)	10,616	0.305		0.425		0.305		0.425		4.78		37

10.97	13.77	12,827	0.325		0.425		0.325		0.425		5.43		40

10.11	13.08	5,726	0.275		0.425		0.275		0.425		2.43		67

12.05	13.22	77,749	0.765	*	0.875	*	0.765	*	0.875	*	12.61	*	36

11.29	7.74	71,618	0.775		0.875		0.775		0.875		3.57		141	(e)

10.99	11.44	74,777	0.725		0.875		0.725		0.875		2.88		31

10.12	(5.59)	73,521	0.755		0.875		0.755		0.875		4.62		37

11.04	13.19	75,309	0.775		0.875		0.775		0.875		4.26		40

10.18	12.59	65,033	0.725		0.875		0.725		0.875		1.91		67

11.80	13.35	78,792	0.465	*	0.575	*	0.465	*	0.575	*	13.41	*	36

11.07	8.01	381,112	0.475		0.575		0.475		0.575		3.85		141	(e)

10.79	11.90	426,305	0.425		0.575		0.425		0.575		3.14		31

9.93	(5.41)	444,136	0.455		0.575		0.455		0.575		4.56		37

10.85	13.54	554,749	0.475		0.575		0.475		0.575		4.46		40

10.01	12.93	537,663	0.425		0.575		0.425		0.575		2.23		67

11.96	13.31	182,306	0.565	*	0.675	*	0.565	*	0.675	*	12.86	*	36

11.21	7.91	167,756	0.575		0.675		0.575		0.675		3.78		141	(e)

10.92	11.74	180,653	0.525		0.675		0.525		0.675		3.06		31

10.05	(5.45)	178,643	0.555		0.675		0.555		0.675		4.38		37

10.97	13.38	231,030	0.575		0.675		0.575		0.675		4.35		40

10.12	12.90	226,099	0.525		0.675		0.525		0.675		2.12		67

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	11

Statement of Assets and Liabilities	PIMCO All Asset Portfolio	June 30, 2021	(Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in Affiliates	$353,452
Cash	232
Receivable for investments in Affiliates sold	81
Receivable for Portfolio shares sold	100
Dividends receivable from Affiliates	531
Reimbursement receivable from PIMCO	29
Total Assets	354,425

Liabilities:

Payable for investments in Affiliates purchased	$625
Payable for Portfolio shares redeemed	152
Accrued investment advisory fees	82
Accrued supervisory and administrative fees	118
Accrued distribution fees	53
Accrued servicing fees	50
Total Liabilities	1,080

Net Assets	$353,345

Net Assets Consist of:

Paid in capital	$349,965
Distributable earnings (accumulated loss)	3,380

Net Assets	$353,345

Net Assets:

Institutional Class	$14,498
Class M	77,749
Administrative Class	78,792
Advisor Class	182,306

Shares Issued and Outstanding:

Institutional Class	1,212
Class M	6,452
Administrative Class	6,675
Advisor Class	15,241

Net Asset Value Per Share Outstanding(a):

Institutional Class	$11.96
Class M	12.05
Administrative Class	11.80
Advisor Class	11.96
Cost of investments in Affiliates	$298,332

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO All Asset Portfolio

Six Months Ended June 30, 2021 (Unaudited) (Amounts in thousands†)

Investment Income:

Dividends from Investments in Affiliates	$42,584
Total Income	42,584

Expenses:

Investment advisory fees	546
Supervisory and administrative fees	780
Distribution and/or servicing fees - Class M	165
Servicing fees - Administrative Class	273
Distribution and/or servicing fees - Advisor Class	214
Interest expense	1
Total Expenses	1,979
Waiver and/or Reimbursement by PIMCO	(342)
Net Expenses	1,637

Net Investment Income (Loss)	40,947

Net Realized Gain (Loss):

Investments in Affiliates	58,698

Net Realized Gain (Loss)	58,698

Net Change in Unrealized Appreciation (Depreciation):

Investments in Affiliates	(20,488)

Net Change in Unrealized Appreciation (Depreciation)	(20,488)

Net Increase (Decrease) in Net Assets Resulting from Operations	$79,157

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	13

Statements of Changes in Net Assets	PIMCO All Asset Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$40,947	$23,499
Net realized gain (loss)	58,698	(16,574)
Net change in unrealized appreciation (depreciation)	(20,488)	34,460

Net Increase (Decrease) in Net Assets Resulting from Operations	79,157	41,385

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(897)	(574)
Class M	(4,482)	(3,108)
Administrative Class	(23,942)	(18,869)
Advisor Class	(10,679)	(7,650)

Total Distributions(a)	(40,000)	(30,201)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(320,395)	(70,124)

Total Increase (Decrease) in Net Assets	(281,238)	(58,940)

Net Assets:

Beginning of period	634,583	693,523
End of period	$353,345	$634,583

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 12, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO All Asset Portfolio	June 30, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units, and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 100.0%

MUTUAL FUNDS (a) 98.0%

PIMCO All Asset: Multi-RAE PLUS Fund	5,592,464	$64,593

PIMCO All Asset: Multi-Real Fund	2,554,483	34,971

PIMCO CommoditiesPLUS® Strategy Fund	897,111	6,540

PIMCO Dynamic Bond Fund	311,724	3,370

PIMCO Emerging Markets Bond Fund	403,083	4,277

PIMCO Emerging Markets Currency and Short-Term Investments Fund	847,833	6,842

PIMCO Emerging Markets Local Currency and Bond Fund	905,344	5,957

PIMCO Extended Duration Fund	1,192,845	9,256

PIMCO High Yield Fund	1,224,487	11,155

PIMCO Income Fund	1,678,238	20,290

PIMCO Investment Grade Credit Bond Fund	757,614	8,326

PIMCO Long Duration Total Return Fund	257,282	2,696

PIMCO Long-Term Real Return Fund	486,660	3,767

PIMCO Long-Term U.S. Government Fund	648,307	3,585

PIMCO Low Duration Credit Fund	196,604	1,836

	SHARES	MARKET VALUE (000S)

PIMCO Low Duration Fund	640,157	$6,344

PIMCO Mortgage Opportunities and Bond Fund	251,929	2,759

PIMCO RAE Emerging Markets Fund	1,420,050	17,069

PIMCO RAE Fundamental Advantage PLUS Fund	1,809,827	16,632

PIMCO RAE International Fund	671,383	7,540

PIMCO RAE PLUS EMG Fund	1,248,807	13,225

PIMCO RAE PLUS Fund	305,431	2,165

PIMCO RAE PLUS International Fund	2,121,484	14,681

PIMCO RAE PLUS Small Fund	505,308	5,836

PIMCO RAE US Small Fund	272,243	4,329

PIMCO RAE Worldwide Long/Short PLUS Fund	2,135,369	18,471

PIMCO Real Return Fund	1,241,666	15,198

PIMCO RealEstateRealReturn Strategy Fund	1,331,004	12,738

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	251,475	2,268

PIMCO Total Return Fund	1,554,965	16,140

PIMCO TRENDS Managed Futures Strategy Fund	303,032	3,358

Total Mutual Funds (Cost $292,760)		346,214

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 1.4%

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	165,130	$5,114

Total Exchange-Traded Funds (Cost $3,448)		5,114

SHORT-TERM INSTRUMENTS 0.6%

MUTUAL FUNDS 0.6%

PIMCO Government Money Market Fund
0.080% (a)(b)	2,124,200	2,124

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	10	0

Total Short-Term Instruments (Cost $2,124)		2,124

Total Investments in Affiliates (Cost $298,332)		353,452

Total Investments 100.0% (Cost $298,332)		$353,452

Other Assets and Liabilities, net 0.0%		(107)

Net Assets 100.0%		$353,345

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.
(b)	Coupon represents a 7-Day Yield.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Affiliates, at Value
Mutual Funds	$346,214	$0	$0	$346,214
Exchange-Traded Funds	5,114	0	0	5,114
Short-Term Instruments
Mutual Funds	2,124	0	0	2,124

Total Investments	$353,452	$0	$0	$353,452

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	15

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO All Asset Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio. Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser to the Portfolio.

The Portfolio may invest substantially all or a significant portion of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date.

Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

16	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

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Notes to Financial Statements	(Cont.)

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio and Underlying PIMCO Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or an Underlying PIMCO Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

The assets of the Portfolio consist of shares of the Underlying PIMCO Funds, which are valued at their respective NAVs at the time of valuation of the Portfolio’s shares. For purposes of calculating the NAV of the Underlying PIMCO Funds, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

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Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of an Underlying PIMCO Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio invests in Underlying PIMCO Funds that hold foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of an Underlying PIMCO Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s and

Underlying PIMCO Funds’ NAVs that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that an Underlying PIMCO Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by an Underlying PIMCO Fund may differ from the value that would be realized if the securities were sold. An Underlying PIMCO Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the

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Notes to Financial Statements	(Cont.)

transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances substantially all or a significant portion of its assets in Underlying PIMCO Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2021 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO All Asset: Multi-RAE PLUS Fund	$62,884	$53,849	$(52,700)	$(486)	$1,046	$64,593	$12,349	$0

PIMCO All Asset: Multi-Real Fund	38,868	15,380	(29,000)	8,152	1,571	34,971	4,381	0

PIMCO CommoditiesPLUS® Strategy Fund	23,025	6,375	(22,172)	6,206	(6,894)	6,540	6,113	0

PIMCO Dynamic Bond Fund	6,047	713	(3,395)	10	(5)	3,370	69	0

PIMCO Emerging Markets Bond Fund	10,423	1,453	(7,323)	196	(472)	4,277	184	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	15,835	3,319	(12,075)	(301)	64	6,842	91	0

PIMCO Emerging Markets Local Currency and Bond Fund	12,404	283	(6,066)	(343)	(321)	5,957	289	0

PIMCO Extended Duration Fund	17,294	6,891	(12,763)	(2,176)	10	9,256	242	0

PIMCO Government Money Market Fund	6,325	370,231	(374,432)	0	0	2,124	0	0

PIMCO High Yield Fund	9,274	14,082	(12,264)	6	57	11,155	291	0

PIMCO Income Fund	31,812	22,080	(33,567)	912	(947)	20,290	674	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	7,494	1,585	(9,030)	174	(223)	0	23	0

PIMCO Investment Grade Credit Bond Fund	4,604	11,451	(7,664)	(3)	(62)	8,326	135	0

PIMCO Long Duration Total Return Fund	0	4,918	(2,385)	46	117	2,696	17	0

PIMCO Long-Term Real Return Fund	14,576	298	(10,504)	(863)	260	3,767	192	0

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Underlying PIMCO Funds	Market Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Long-Term U.S. Government Fund	$6,010	$3,310	$(5,214)	$(1,814)	$1,293	$3,585	$70	$0

PIMCO Low Duration Credit Fund	6,244	76	(4,496)	330	(318)	1,836	78	0

PIMCO Low Duration Fund	11,749	7,409	(12,771)	34	(77)	6,344	44	0

PIMCO Mortgage Opportunities and Bond Fund	4,916	548	(2,688)	13	(30)	2,759	77	0

PIMCO RAE Emerging Markets Fund	36,243	487	(26,563)	8,994	(2,092)	17,069	0	0

PIMCO RAE Fundamental Advantage PLUS Fund	41,341	2,189	(29,260)	(432)	2,794	16,632	483	0

PIMCO RAE International Fund	16,643	197	(11,533)	4,121	(1,888)	7,540	0	0

PIMCO RAE PLUS EMG Fund	28,417	4,607	(21,454)	4,187	(2,532)	13,225	4,232	0

PIMCO RAE PLUS Fund	1,968	3,814	(3,757)	(30)	170	2,165	577	0

PIMCO RAE PLUS International Fund	39,858	4,876	(30,884)	8,056	(7,225)	14,681	4,532	0

PIMCO RAE PLUS Small Fund	17,933	2,985	(18,125)	5,231	(2,188)	5,836	2,861	0

PIMCO RAE US Small Fund	15,526	94	(16,741)	7,137	(1,687)	4,329	0	0

PIMCO RAE Worldwide Long/Short PLUS Fund	32,353	7,722	(23,840)	(1,928)	4,164	18,471	1,152	0

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	21,979	0	(19,492)	3,764	(1,137)	5,114	14	0

PIMCO Real Return Fund	24,867	5,938	(15,481)	208	(334)	15,198	481	0

PIMCO RealEstateRealReturn Strategy Fund	33,040	2,964	(27,936)	6,951	(2,281)	12,738	2,513	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	8,890	153	(7,651)	1,926	(1,050)	2,268	154	0

PIMCO StocksPLUS® International Fund (Unhedged)	3,214	0	(3,333)	203	(84)	0	0	0

PIMCO Total Return Fund	16,800	23,869	(24,129)	(241)	(159)	16,140	229	0

PIMCO TRENDS Managed Futures Strategy Fund	6,253	85	(3,410)	458	(28)	3,358	37	0

Totals	$635,109	$584,231	$(904,098)	$58,698	$(20,488)	$353,452	$42,584	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio (and where applicable, certain Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Exchange-Traded Funds  typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio (and Underlying PIMCO Funds) would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio (and Underlying PIMCO Funds) bear directly in connection with their own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio (and where applicable, certain Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of

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Notes to Financial Statements	(Cont.)

the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended June 30, 2021, the Portfolio did not participate in the Interfund Lending Program.

6. PRINCIPAL AND OTHER RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

The following risks are principal risks of investing in the Portfolio.

Allocation Risk  is the risk that the Portfolio could lose money as a result of less than optimal or poor asset allocation decisions. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Fund of Funds Risk  is the risk that the Portfolio’s performance is closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds and that the ability of a Portfolio to achieve its investment objective will depend upon the ability of the Underlying PIMCO Funds to achieve their investment objectives.

The following risks are principal risks of investing in the Portfolio that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

Market Trading Risk  is the risk that an active secondary trading market for shares of an Underlying PIMCO Fund that is an exchange-traded fund does not continue once developed, that such Underlying PIMCO Fund may not continue to meet a listing exchange’s trading or listing requirements, or that such Underlying PIMCO Fund’s shares trade at prices other than the Fund’s net asset value.

Municipal Project-Specific Risk  is the risk that an Underlying PIMCO Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Municipal Bond Risk  is the risk that an Underlying PIMCO Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) to pay interest or repay principal.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and

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liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. An Underlying PIMCO Fund’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty, resides with the Portfolio’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Underlying PIMCO Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Futures Contract Risk  is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Model Risk  is the risk that an Underlying PIMCO Fund’s investment models used in making investment allocation decisions, and the indexation methodologies used in constructing an underlying index for an Underlying PIMCO Fund that seeks to track the investment results of such underlying index, may not adequately take into account certain factors and may result in a decline in the value of an investment in the Underlying PIMCO Fund.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments

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Notes to Financial Statements	(Cont.)

will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Portfolio’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified”.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio and may cause PIMCO or Research Affiliates to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), the Portfolio is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Portfolio invested in the exchange-traded fund.

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

Tracking Error Risk  is the risk that the portfolio of an Underlying PIMCO Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. The Underlying PIMCO Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing the Underlying PIMCO Fund’s portfolio to reflect changes in the composition of the underlying index. Performance of the Underlying PIMCO Fund and the underlying index may vary due to asset valuation differences and differences between the Underlying PIMCO Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of the Underlying PIMCO Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, an Underlying PIMCO Fund’s use of a representative sampling approach may cause the Underlying PIMCO Fund to be less correlated to the return of the underlying index than if the Underlying PIMCO Fund held all of the securities in the underlying index.

Indexing Risk  is the risk that an Underlying PIMCO Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by an Underlying PIMCO Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Underlying PIMCO Fund or on certain instruments in which the Underlying PIMCO Fundo invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Underlying PIMCO Fund.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Portfolio’s investments or the Investment Manager’s operations and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment

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Notes to Financial Statements	(Cont.)

objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

7. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the

“Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.175%	0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

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Notes to Financial Statements	(Cont.)

	Distribution Fee	Servicing Fee

Class M	0.25%	0.20%

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through May 1, 2022, to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2021, there were no waivers.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2021, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Underlying PIMCO Fund expenses incurred by the Portfolio, if any, will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through May 1, 2022, to waive its Investment Advisory Fee to the extent that the Investment Advisory Fees, Supervisory and Administrative Fees and Management Fees charged by PIMCO to the Underlying PIMCO Funds exceed 0.64% of the total assets invested in Underlying PIMCO Funds. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the investment advisory contract is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the Investment Advisory Fee waived as set forth above (the “Asset Allocation Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any Underlying PIMCO Fund Fees exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Asset Allocation Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The recoverable amounts to PIMCO at June 30, 2021 were (amounts in thousands†):

12 months	13-24 months	25-36 months	Total
$1,031	$890	$574	$2,495

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The waivers are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2021, the amount was $341,881.

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$0	$0	$214,002	$529,668

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2021 (Unaudited)		Year Ended 12/31/2020

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	72	$839	231	$2,514

Class M	362	4,329	489	4,885

Administrative Class	950	11,078	2,028	19,829

Advisor Class	581	6,837	1,376	13,929
Issued as reinvestment of distributions

Institutional Class	76	897	57	574

Class M	376	4,482	310	3,108

Administrative Class	2,052	23,942	1,918	18,869

Advisor Class	903	10,679	767	7,650
Issued in reorganization

Institutional Class	N/A	N/A	78	763

Class M	N/A	N/A	0	0

Administrative Class	N/A	N/A	0	1

Class A	N/A	N/A	589	5,773
Cost of shares redeemed

Institutional Class	(194)	(2,291)	(188)	(1,889)

Class M	(632)	(7,568)	(1,256)	(12,685)

Administrative Class	(30,768)	(359,377)	(9,028)	(90,293)

Advisor Class	(1,214)	(14,242)	(4,310)	(43,152)

Net increase (decrease) resulting from Portfolio share transactions	(27,436)	$(320,395)	(6,939)	$(70,124)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	|	JUNE 30, 2021	29

Notes to Financial Statements	(Cont.)

As of June 30, 2021, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 46% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2021, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Portfolio, through the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through investment in swap agreements, futures and options. The Underlying PIMCO Funds may also gain exposure indirectly to commodity markets by investing in a subsidiary (“Commodity Subsidiary”) which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Portfolio, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes and through investments in the Commodity Subsidiary.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act.

The IRS issued in September 2016 proposed regulations that would have generally treated the Portfolio’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to a Portfolio is treated as qualifying dividends; and (iii) that income inclusion by a Portfolio of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Portfolio’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio or an Underlying PIMCO Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as ordinary income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2020, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$16,956	$85,377

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$307,382	$46,091	$(21)	$46,070

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	|	JUNE 30, 2021	31

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Currency Abbreviations:

USD (or $)	United States Dollar

Index/Spread Abbreviations:

RAFI	Research Affiliates Fundamental Index

Other Abbreviations:

TBA	To-Be-Announced

32	PIMCO VARIABLE INSURANCE TRUST

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month period ended June 30, 2021.

SEMIANNUAL REPORT	|	JUNE 30, 2021	33

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Asset Allocation Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT02SAR_063021

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2021

PIMCO Balanced Allocation Portfolio

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2021. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic (“COVID-19”). Looking back, fourth quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was 4.3%. The economy gained momentum during the first quarter of 2021 as GDP growth in the U.S. was 6.3%. Finally, the Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was 6.5%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion a month of Treasury securities and $40 billion a month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed pushed forward its forecast for the first rate hikes. The central bank now expects two interest rate increases by the end of 2023, compared to 2024 in its March 2021 update. In addition, while Fed Chair Jerome Powell said it would begin discussing a scaling back of bond purchases, he maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” He also said that any discussion of raising rates was “highly premature.”

Economies outside the U.S. also continued to be impacted by COVID-19. In its April 2021 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.4% in 2021, compared to a 3.5% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low. It also continued to purchase bonds and, in June 2021, vowed to increase its purchases at a significantly higher pace than earlier in the year. Finally, in July 2021, after the reporting period ended, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium term, versus its previous target for inflation that was below but close to 2%. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond buying program. In June 2021, the central bank said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19-relief program by at least six months.

Both short- and long-term U.S. Treasury yields moved higher, albeit from very low levels, during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.45% at the end of the reporting period, versus 0.93% on December 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -2.02%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -1.04%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced mixed returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.65%, whereas

2	PIMCO VARIABLE INSURANCE TRUST

emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -1.00%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -3.38%.

Despite periods of volatility, global equities produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.25%, fueled, in our view, by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 13.05%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 7.45%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 5.74% and European equities, as represented by the MSCI Europe Index, returned 15.35%.

Commodity prices were volatile but generally produced positive results. When the reporting period began, Brent crude oil was approximately $51 a barrel, but ended the reporting period at roughly $75 a barrel. We believe oil prices rallied as producers reduced their output and then demand increased as global growth improved. Elsewhere, copper prices moved sharply higher, whereas gold prices declined.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar strengthened against several other major currencies. For example, the U.S. dollar returned 2.93% and 7.07% versus the euro and Japanese yen, respectively. However, the U.S. dollar returned -1.18% versus the British pound.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JUNE 30, 2021	3

Important Information About the PIMCO Balanced Allocation Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Balanced Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter duration. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO VARIABLE INSURANCE TRUST

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Administrative Class	Advisor Class	Diversification Status
PIMCO Balanced Allocation Portfolio	04/27/12	04/27/12	04/30/13	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio,

SEMIANNUAL REPORT	|	JUNE 30, 2021	5

Important Information About the PIMCO Balanced Allocation Portfolio	(Cont.)

on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolio is uncertain.

In December 2020, the SEC adopted a rule for the fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Act, and address the roles and responsibilities of a fund’s board of trustees and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolio is uncertain at this time.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Balanced Allocation Portfolio

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of June 30, 2021†§

Short-Term Instruments‡	57.6%

U.S. Treasury Obligations	26.0%

U.S. Government Agencies	5.8%

Mutual Funds	4.9%

Corporate Bonds & Notes	3.9%

Other	1.8%

†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2021

	6 Months*	1 Year	5 Years	Inception≈
PIMCO Balanced Allocation Portfolio Administrative Class	6.66%	20.95%	9.62%	5.11%
PIMCO Balanced Allocation Portfolio Advisor Class	6.66%	20.90%	9.97%	5.15%
35% S&P 500 Index / 25% MSCI EAFE Index / 40% Bloomberg Barclays U.S. Aggregate Index±	6.74%	21.18%	10.11%	8.59%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/27/2012.

± The benchmark is a blend of 35% S&P 500 Index / 25% MSCI EAFE Index / 40% Bloomberg Barclays U.S. Aggregate Index. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.91% for Administrative Class shares, and 1.01% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Balanced Allocation Portfolio seeks total return which exceeds that of its benchmark by investing, under normal circumstances, in equity derivatives and other equity-related investments that provide equity-related exposure equivalent to 50-70% of its net assets (such portion of the Portfolio’s portfolio, the “Equity Sleeve”) and the remainder of its net assets in a diversified portfolio of Fixed Income Instruments (such portion of the Portfolio’s portfolio, the “Fixed Income Sleeve”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to securitized fixed income, particularly to non-Agency mortgage-backed securities, contributed to relative performance as these securities prices generally increased.

»	Underweight exposure to U.K. duration contributed to relative performance, as the U.K. yield curve rose.

»	Underweight exposure to Eurozone duration contributed to relative performance, as the yield curve in Eurozone countries rose.

»	Underweight exposure to U.S. equities detracted from relative performance, as U.S. equities generally rose.

»	Overweight exposure to U.S. duration, specifically in the intermediate portion of the U.S. yield curve, detracted from relative performance as yields generally rose over the first half of 2021.

SEMIANNUAL REPORT	|	JUNE 30, 2021	7

Expense Example	PIMCO Balanced Allocation Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2021 to June 30, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Administrative Class	$1,000.00	$1,066.60	$4.18	$1,000.00	$1,020.34	$4.09	0.83%
Advisor Class	1,000.00	1,066.60	4.69	1,000.00	1,019.85	4.58	0.93

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 178/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	|	JUNE 30, 2021	9

Financial Highlights	PIMCO Balanced Allocation Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Administrative Class

01/01/2021 - 06/30/2021+	$10.33	$0.01	$0.68	$0.69	$(0.01)	$(0.98)	$0.00	$(0.99)

12/31/2020	10.18	0.04	0.96	1.00	(0.10)	(0.75)	0.00	(0.85)

12/31/2019	8.74	0.17	1.48	1.65	(0.21)	0.00	0.00	(0.21)

12/31/2018	10.73	0.16	(0.73)	(0.57)	(0.13)	(1.29)	0.00	(1.42)

12/31/2017	9.44	0.08	1.28	1.36	(0.07)	0.00	0.00	(0.07)

12/31/2016	9.24	0.13	0.14	0.27	0.00	0.00	(0.07)	(0.07)
Advisor Class

01/01/2021 - 06/30/2021+	10.57	0.00	0.70	0.70	(0.00)	(0.98)	0.00	(0.98)

12/31/2020	10.40	0.03	0.98	1.01	(0.09)	(0.75)	0.00	(0.84)

12/31/2019	8.92	0.17	1.51	1.68	(0.20)	0.00	0.00	(0.20)

12/31/2018	10.92	0.15	(0.74)	(0.59)	(0.12)	(1.29)	0.00	(1.41)

12/31/2017	9.61	0.07	1.30	1.37	(0.06)	0.00	0.00	(0.06)

12/31/2016	9.22	0.13	0.33	0.46	0.00	0.00	(0.07)	(0.07)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organization expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which the Portfolio may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(e)	Effective October 21, 2016, the Portfolio’s Investment advisory fee was decreased by 0.34% to an annual rate of 0.66%.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.03	6.66%	$228,024	0.83	%*	0.86	%*	0.83	%*	0.86	%*	0.10	%*	112%

10.33	11.12	88,098	0.84		0.87		0.83		0.86		0.38		497

10.18	19.00	91,875	0.91		0.93		0.84		0.86		1.81		534

8.74	(5.59)	86,180	0.92		0.94		0.84		0.86		1.47		435

10.73	14.48	101,361	0.84		0.86		0.84		0.86		0.79		508

9.44	2.94	97,981	1.02	(e)	1.15	(e)	1.01	(e)	1.14	(e)	1.43		483

10.29	6.66	1,271	0.93	*	0.96	*	0.93	*	0.96	*	0.00	*	112

10.57	10.96	1,235	0.94		0.97		0.93		0.96		0.27		497

10.40	18.95	1,252	1.01		1.03		0.94		0.96		1.71		534

8.92	(5.68)	1,149	1.02		1.04		0.94		0.96		1.36		435

10.92	14.32	1,545	0.94		0.96		0.94		0.96		0.69		508

9.61	4.99	1,409	1.12	(e)	1.25	(e)	1.11	(e)	1.24	(e)	1.42		483

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	11

Statement of Assets and Liabilities	PIMCO Balanced Allocation Portfolio	June 30, 2021	(Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$178,919
Investments in Affiliates	70,159
Financial Derivative Instruments
Exchange-traded or centrally cleared	131
Over the counter	24
Cash	4,166
Deposits with counterparty	3,424
Foreign currency, at value	47
Receivable for TBA investments sold	7,256
Interest and/or dividends receivable	294
Dividends receivable from Affiliates	27
Reimbursement receivable from PIMCO	3
Total Assets	264,450

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$12,537
Payable for sale-buyback transactions	1,276
Financial Derivative Instruments
Exchange-traded or centrally cleared	445
Over the counter	1
Payable for investments purchased	225
Payable for investments in Affiliates purchased	28
Payable for TBA investments purchased	20,430
Payable for Portfolio shares redeemed	119
Accrued investment advisory fees	72
Accrued supervisory and administrative fees	6
Accrued servicing fees	16
Total Liabilities	35,155

Net Assets	$229,295

Net Assets Consist of:

Paid in capital	$220,664
Distributable earnings (accumulated loss)	8,631

Net Assets	$229,295

Net Assets:

Administrative Class	$228,024
Advisor Class	1,271

Shares Issued and Outstanding:

Administrative Class	22,726
Advisor Class	123

Net Asset Value Per Share Outstanding(a):

Administrative Class	$10.03
Advisor Class	10.29

Cost of investments in securities	$178,570
Cost of investments in Affiliates	$70,023
Cost of foreign currency held	$48
Cost or premiums of financial derivative instruments, net	$655

* Includes repurchase agreements of:	$60,300

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO Balanced Allocation Portfolio

Six Months Ended June 30, 2021 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$316
Dividends from Investments in Affiliates	126
Total Income	442

Expenses:

Investment advisory fees	311
Supervisory and administrative fees	24
Servicing fees - Administrative Class	70
Distribution and/or servicing fees - Advisor Class	2
Trustee fees	1
Total Expenses	408
Waiver and/or Reimbursement by PIMCO	(13)
Net Expenses	395

Net Investment Income (Loss)	47

Net Realized Gain (Loss):

Investments in securities	35
Exchange-traded or centrally cleared financial derivative instruments	7,750
Over the counter financial derivative instruments	21
Foreign currency	(2)

Net Realized Gain (Loss)	7,804

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(833)
Investments in Affiliates	14
Exchange-traded or centrally cleared financial derivative instruments	501
Over the counter financial derivative instruments	13
Foreign currency assets and liabilities	(5)

Net Change in Unrealized Appreciation (Depreciation)	(310)

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,541

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	13

Statements of Changes in Net Assets	PIMCO Balanced Allocation Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$47	$329
Net realized gain (loss)	7,804	8,117
Net change in unrealized appreciation (depreciation)	(310)	474

Net Increase (Decrease) in Net Assets Resulting from Operations	7,541	8,920

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Administrative Class	(8,244)	(7,167)
Advisor Class	(112)	(98)

Total Distributions(a)	(8,356)	(7,265)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	140,777	(5,449)

Total Increase (Decrease) in Net Assets	139,962	(3,794)

Net Assets:

Beginning of period	89,333	93,127
End of period	$229,295	$89,333

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Balanced Allocation Portfolio	June 30, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 78.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

Bausch Health Cos., Inc.
3.104% (LIBOR03M + 3.000%) due 06/02/2025 ~		$24	$24

Castlelake Aircraft Securitization Trust
3.967% due 07/15/2042		125	126

Total Loan Participations and Assignments (Cost $150)			150

CORPORATE BONDS & NOTES 4.2%

BANKING & FINANCE 2.9%

Bank of America Corp.
1.658% due 03/11/2027 •		200	202
3.864% due 07/23/2024 •		200	213
3.950% due 04/21/2025		200	220

Barclays PLC
4.972% due 05/16/2029 •		200	234

BGC Partners, Inc.
5.375% due 07/24/2023		100	108

BPCE S.A.
4.625% due 07/11/2024		100	110

Brookfield Finance, Inc.
4.850% due 03/29/2029		100	118

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029		100	108

CPI Property Group S.A.
1.625% due 04/23/2027	EUR	100	122

Credit Suisse Group AG
7.500% due 12/11/2023 •(e)(g)		$400	445

CyrusOne LP
2.900% due 11/15/2024		100	106

Deutsche Bank AG
3.035% due 05/28/2032 •(h)		200	204

Discover Financial Services
4.500% due 01/30/2026		100	113

GLP Capital LP
5.250% due 06/01/2025		150	169

Goldman Sachs Group, Inc.
3.691% due 06/05/2028 •		400	442

HSBC Holdings PLC
4.300% due 03/08/2026		200	226
4.583% due 06/19/2029 •		200	231

ING Bank NV
2.625% due 12/05/2022		100	103

ING Groep NV
4.100% due 10/02/2023		200	216

JPMorgan Chase & Co.
3.782% due 02/01/2028 •		300	333

Lloyds Banking Group PLC
4.450% due 05/08/2025		300	337

Mitsubishi UFJ Financial Group, Inc.
2.757% due 09/13/2026		200	213

Morgan Stanley
3.875% due 04/29/2024		200	218
4.431% due 01/23/2030 •		200	234

Natwest Group PLC
1.642% due 06/14/2027 •		200	200

Sabra Health Care LP
3.900% due 10/15/2029		100	106

Societe Generale S.A.
7.875% due 12/18/2023 •(e)(g)		200	224

Spirit Realty LP
4.000% due 07/15/2029		100	111

Sumitomo Mitsui Financial Group, Inc.
2.448% due 09/27/2024		200	210

UBS Group AG
7.125% due 08/10/2021 •(e)(g)		300	302

VEREIT Operating Partnership LP
3.100% due 12/15/2029		100	107

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo & Co.
3.196% due 06/17/2027 •	$100	$108
3.450% due 02/13/2023	100	105
4.150% due 01/24/2029	200	230

		6,728

INDUSTRIALS 0.9%

Air Canada Pass-Through Trust
3.750% due 06/15/2029	76	79

American Airlines Pass-Through Trust
3.500% due 08/15/2033	189	184

Arrow Electronics, Inc.
4.500% due 03/01/2023	100	105

BMW U.S. Capital LLC
3.400% due 08/13/2021	100	100

Broadcom, Inc.
5.000% due 04/15/2030	100	118

Campbell Soup Co.
3.650% due 03/15/2023	58	61

Choice Hotels International, Inc.
3.700% due 12/01/2029	100	109

DAE Funding LLC
5.250% due 11/15/2021	100	101

Energy Transfer LP
3.900% due 07/15/2026	100	109

Equifax, Inc.
1.026% (US0003M + 0.870%) due 08/15/2021 ~	100	100

Kinder Morgan Energy Partners LP
3.950% due 09/01/2022	100	103

Las Vegas Sands Corp.
3.200% due 08/08/2024	100	105

Penske Truck Leasing Co. LP
4.450% due 01/29/2026	100	113

Reynolds American, Inc.
4.450% due 06/12/2025	100	111

Shire Acquisitions Investments Ireland DAC
2.875% due 09/23/2023	200	209

Sprint Spectrum Co. LLC
4.738% due 03/20/2025	188	202

Syngenta Finance NV
4.441% due 04/24/2023	200	211

		2,120

UTILITIES 0.4%

AT&T, Inc.
2.550% due 12/01/2033	352	349

Exelon Corp.
3.950% due 06/15/2025	100	110

IPALCO Enterprises, Inc.
3.700% due 09/01/2024	100	108

ONEOK, Inc.
4.550% due 07/15/2028	100	114

Petrobras Global Finance BV
5.093% due 01/15/2030	89	98

		779

Total Corporate Bonds & Notes (Cost $9,128)		9,627

MUNICIPAL BONDS & NOTES 0.1%

PENNSYLVANIA 0.1%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2006
0.306% (US0003M + 0.130%) due 10/25/2036 ~	107	105

VIRGINIA 0.0%

University of Virginia Revenue Bonds, Series 2019
3.227% due 09/01/2119	100	97

Total Municipal Bonds & Notes (Cost $205)		202

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 6.2%

Fannie Mae
0.510% due 11/25/2046 •		$210	$210
0.560% due 07/25/2046 •		74	74
0.580% due 09/25/2046 •		79	80
2.259% due 05/01/2038 •		120	127

Freddie Mac
3.500% due 09/01/2047		89	94
4.000% due 08/01/2047		281	301

Uniform Mortgage-Backed Security
3.500% due 11/01/2045 - 09/01/2046		254	272

Uniform Mortgage-Backed Security, TBA
2.000% due 08/01/2036 - 08/01/2051		4,600	4,662
2.500% due 07/01/2051 - 08/01/2051		6,100	6,307
3.500% due 08/01/2051		600	632
4.000% due 07/01/2051 - 08/01/2051		1,500	1,598

Total U.S. Government Agencies (Cost $14,317)			14,357

U.S. TREASURY OBLIGATIONS 28.2%

U.S. Treasury Bonds
1.375% due 08/15/2050		100	84
1.625% due 11/15/2050		2,800	2,516
1.875% due 02/15/2041		600	588
2.000% due 02/15/2050		40	39
2.250% due 05/15/2041		3,400	3,539
2.250% due 08/15/2049		150	155
2.375% due 11/15/2049		50	53
2.375% due 05/15/2051 (j)		3,300	3,524
3.000% due 08/15/2048		200	239
3.000% due 02/15/2049		50	60

U.S. Treasury Notes
0.125% due 05/31/2023		9,800	9,780
0.375% due 04/30/2025		1,600	1,583
0.375% due 12/31/2025		100	98
0.500% due 05/31/2027		200	194
0.625% due 11/30/2027		600	581
0.625% due 12/31/2027		100	97
0.625% due 05/15/2030		1,300	1,215
0.625% due 08/15/2030		1,000	932
0.750% due 04/30/2026		900	895
0.750% due 05/31/2026 (j)		14,600	14,518
0.750% due 01/31/2028		1,200	1,169
1.125% due 02/29/2028		700	698
1.125% due 02/15/2031		300	291
1.250% due 03/31/2028		600	602
1.250% due 04/30/2028		1,900	1,906
1.375% due 10/15/2022 (l)		1,050	1,067
1.500% due 02/15/2030		400	404
1.625% due 05/15/2031		7,100	7,210
2.750% due 08/15/2021		10,700	10,736

Total U.S. Treasury Obligations (Cost $65,310)			64,773

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%

Banc of America Funding Trust
0.232% due 08/27/2036 ~		108	102

BANK
4.165% due 05/15/2061 ~		100	112

Citigroup Mortgage Loan Trust
3.065% due 07/25/2037 ^~		61	59

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.500% due 10/25/2036 þ		42	41

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	28	32

Lehman XS Trust
0.292% due 07/25/2047 ^•		$313	312

Total Non-Agency Mortgage-Backed Securities (Cost $634)			658

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	15

Schedule of Investments	PIMCO Balanced Allocation Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 1.6%

Atrium Corp.
1.014% due 04/22/2027 •		$226	$226

Babson Euro CLO BV
0.281% due 10/25/2029 •	EUR	111	131

CIT Mortgage Loan Trust
1.592% due 10/25/2037 •		$100	102

Citigroup Mortgage Loan Trust
0.352% due 08/25/2036 •		137	136

Countrywide Asset-Backed Certificates
0.242% due 06/25/2047 ^•		33	32
0.292% due 06/25/2047 ^•		127	119
0.322% due 05/25/2037 •		651	620

Dryden Senior Loan Fund
1.084% due 10/15/2027 •		184	184

ECMC Group Student Loan Trust
0.842% due 02/27/2068 •		63	64

Fremont Home Loan Trust
0.242% due 10/25/2036 •		407	224

Halcyon Loan Advisors Funding Ltd.
1.108% due 04/20/2027 •		31	31

Harvest CLO DAC
0.630% due 11/18/2029 •	EUR	130	155

JP Morgan Mortgage Acquisition Corp.
0.677% due 05/25/2035 •		$492	491

Jubilee CLO BV
0.252% due 12/15/2029 •	EUR	247	291

Lehman XS Trust
0.892% due 10/25/2035 •		$10	10

Morgan Stanley ABS Capital, Inc. Trust
0.222% due 10/25/2036 •		169	161

Navient Student Loan Trust
1.142% due 12/27/2066 •		115	117

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Option One Mortgage Loan Trust
0.857% due 08/25/2035 •	$120	$120

S-Jets Ltd.
3.967% due 08/15/2042	184	183

SLM Student Loan Trust
0.669% due 12/15/2025 •	73	72

TICP CLO Ltd.
1.028% due 04/20/2028 •	184	184

Total Asset-Backed Securities (Cost $3,327)		3,653

SHORT-TERM INSTRUMENTS 37.3%

REPURCHASE AGREEMENTS (i) 26.3%
		60,300

SHORT-TERM NOTES 2.7%

Federal Home Loan Bank
0.020% due 07/21/2021 (c)(d)	$6,300	6,300

U.S. TREASURY BILLS 6.7%
0.039% due 07/13/2021 - 09/09/2021 (a)(b)(c)(l)	15,300	15,299

U.S. TREASURY CASH MANAGEMENT BILLS 1.6%
0.010% due 09/14/2021 - 09/21/2021 (b)(c)	3,600	3,600

Total Short-Term Instruments (Cost $85,499)		85,499

Total Investments in Securities (Cost $178,570)		178,919

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 30.6%

MUTUAL FUNDS (f) 5.3%

PIMCO Income Fund	1,009,212	$12,201

Total Mutual Funds (Cost $12,082)		12,201

SHORT-TERM INSTRUMENTS 25.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 25.3%

PIMCO Short-Term Floating NAV Portfolio III	5,877,456	57,958

Total Short-Term Instruments (Cost $57,941)		57,958

Total Investments in Affiliates (Cost $70,023)		70,159

Total Investments 108.6% (Cost $248,593)		$249,078

Financial Derivative Instruments (k)(m) (0.1) % (Cost or Premiums, net $655)		(291)

Other Assets and Liabilities, net (8.5)%		(19,492)

Net Assets 100.0%		$229,295

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Institutional Class Shares of each Fund.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG	3.035%	05/28/2032	06/16/2021	$ 202	$204	0.09%

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
TDM	0.030%	06/30/2021	07/01/2021	$60,300	U.S. Treasury Notes 2.250% due 03/31/2026	$(61,873)	$60,300	$60,300

Total Repurchase Agreements						$(61,873)	$60,300	$60,300

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	(0.050)%	06/30/2021	07/07/2021	$(12,537)	$(12,537)

Total Reverse Repurchase Agreements					$(12,537)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
GSC	0.020%	06/30/2021	07/06/2021	$(1,276)	$(1,276)

Total Sale-Buyback Transactions					$(1,276)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(12,537)	$0	$(12,537)	$12,529	$(8)
TDM	60,300	0	0	60,300	(61,873)	(1,573)

Master Securities Forward Transaction Agreement
GSC	0	0	(1,276)	(1,276)	1,281	5

Total Borrowings and Other Financing Transactions	$60,300	$(12,537)	$(1,276)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(12,537)	$0	$0	$(12,537)

Total	$0	$(12,537)	$0	$0	$(12,537)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(1,276)	0	0	(1,276)

Total	$0	$(1,276)	$0	$0	$(1,276)

Total Borrowings	$0	$(13,813)	$0	$0	$(13,813)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(13,813)

(j)	Securities with an aggregate market value of $13,811 have been pledged as collateral under the terms of the above master agreements as of June 30, 2021.

(1)	Includes accrued interest.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	17

Schedule of Investments	PIMCO Balanced Allocation Portfolio	(Cont.)

(2)

The average amount of borrowings outstanding during the period ended June 30, 2021 was $(765) at a weighted average interest rate of (0.127%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index September Futures	09/2021	375	$80,411	$1,979	$126	$0
Mini MSCI EAFE Index September Futures	09/2021	495	57,026	(407)	0	(440)

				$1,572	$126	$(440)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
United Kingdom Long Gilt September Futures	09/2021	15	$(2,658)	$(15)	$0	$(3)

Total Futures Contracts				$1,557	$126	$(443)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2024	0.501%	$	200	$(5)	$9	$4	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-35 5-Year Index	1.000%	Quarterly	06/20/2026	$700	$(19)	$1	$(18)	$0	$(1)
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026	500	48	4	52	0	0
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025	300	7	0	7	0	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026	25,700	618	44	662	4	0

					$654	$49	$703	$4	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	3.700%	Maturity	01/03/2022	BRL	6,900	$(2)	$(8)	$(10)	$0	$(1)
Pay	1-Year BRL-CDI	3.978	Maturity	01/03/2022		400	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	4.040	Maturity	01/03/2022		400	0	0	0	0	0
Pay	3-Month CAD-Bank Bill	0.980	Semi-Annual	02/26/2024	CAD	2,400	2	0	2	0	0
Pay	3-Month CAD-Bank Bill	0.880	Semi-Annual	03/03/2024		1,200	0	(2)	(2)	0	0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		300	6	(5)	1	0	0
Pay	CPURNSA	2.670	Maturity	05/05/2026	$	500	0	(3)	(3)	0	0
Pay	UKRPI	3.686	Maturity	06/15/2031	GBP	200	0	0	0	1	0

							$6	$(19)	$(13)	$1	$(1)

Total Swap Agreements							$655	$39	$694	$5	$(2)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$126	$5	$131	$0	$(443)	$(2)	$(445)

(l)

Securities with an aggregate market value of $5,493 and cash of $3,424 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	09/2021		$2	RUB	150	$0	$0

CBK	07/2021		1		55	0	0
	08/2021		1		98	0	0
	12/2021		3	PEN	10	0	0

GLM	07/2021		1	RUB	110	0	0
	08/2021		2		137	0	0
	09/2021		3		196	0	0

HUS	08/2021	GBP	23		$32	1	0
	08/2021		$39	GBP	28	0	(1)
	08/2021		1	RUB	110	0	0

SCX	07/2021	EUR	605		$740	23	0

SOG	07/2021		$1	RUB	63	0	0

UAG	07/2021		2		119	0	0

Total Forward Foreign Currency Contracts						$24	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
HUS	$1	$0	$0	$1	$(1)	$0	$0	$(1)	$0	$0	$0
SCX	23	0	0	23	0	0	0	0	23	0	23

Total Over the Counter	$24	$0	$0	$24	$(1)	$0	$0	$(1)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	19

Schedule of Investments	PIMCO Balanced Allocation Portfolio	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$126	$0	$0	$126
Swap Agreements	0	4	0	0	1	5

	$0	$4	$126	$0	$1	$131

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$24	$0	$24

	$0	$4	$126	$24	$1	$155

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$440	$0	$3	$443
Swap Agreements	0	1	0	0	1	2

	$0	$1	$440	$0	$4	$445

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1

	$0	$1	$440	$1	$4	$446

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$7,696	$0	$40	$7,736
Swap Agreements	0	13	0	0	1	14

	$0	$13	$7,696	$0	$41	$7,750

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(8)	$0	$(8)
Swap Agreements	0	29	0	0	0	29

	$0	$29	$0	$(8)	$0	$21

	$0	$42	$7,696	$(8)	$41	$7,771

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$474	$0	$(4)	$470
Swap Agreements	0	50	0	0	(19)	31

	$0	$50	$474	$0	$(23)	$501

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$42	$0	$42
Swap Agreements	0	(29)	0	0	0	(29)

	$0	$(29)	$0	$42	$0	$13

	$0	$21	$474	$42	$(23)	$514

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$150	$0	$150
Corporate Bonds & Notes
Banking & Finance	0	6,728	0	6,728
Industrials	0	2,120	0	2,120
Utilities	0	779	0	779
Municipal Bonds & Notes
Pennsylvania	0	105	0	105
Virginia	0	97	0	97
U.S. Government Agencies	0	14,357	0	14,357
U.S. Treasury Obligations	0	64,773	0	64,773
Non-Agency Mortgage-Backed Securities	0	658	0	658
Asset-Backed Securities	0	3,653	0	3,653
Short-Term Instruments
Repurchase Agreements	0	60,300	0	60,300
Short-Term Notes	0	6,300	0	6,300
U.S. Treasury Bills	0	15,299	0	15,299
U.S. Treasury Cash Management Bills	0	3,600	0	3,600

	$0	$178,919	$0	$178,919

Investments in Affiliates, at Value
Mutual Funds	12,201	0	0	12,201

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$57,958	$0	$0	$57,958

	$70,159	$0	$0	$70,159

Total Investments	$70,159	$178,919	$0	$249,078

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	126	5	0	131
Over the counter	0	24	0	24

	$126	$29	$0	$155

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(443)	(2)	0	(445)
Over the counter	0	(1)	0	(1)

	$(443)	$(3)	$0	$(446)

Total Financial Derivative Instruments	$(317)	$26	$0	$(291)

Totals	$69,842	$178,945	$0	$248,787

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	21

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Administrative Class and Advisor Class shares of the PIMCO Balanced Allocation Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income   Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

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allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/ or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject

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Notes to Financial Statements	(Cont.)

to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S.

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securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

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Notes to Financial Statements	(Cont.)

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in

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unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in a combination of affiliated and unaffiliated Funds, which may or may not be registered under the Act. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the Act (collectively, “Acquired Funds”).The Portfolio may invest in such funds to the extent permitted under the Act. The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the “SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2021 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Income Fund	$4,936	$7,255	$0	$0	$10	$12,201	$107	$0

PIMCO Short-Term Floating NAV Portfolio III	15,834	66,120	(24,000)	0	4	57,958	19	0

Totals	$20,770	$73,375	$(24,000)	$0	$14	$70,159	$126	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advise on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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Notes to Financial Statements	(Cont.)

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio

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invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at June 30, 2021, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases,

guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Portfolio to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Portfolio’s TBA

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Notes to Financial Statements	(Cont.)

counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolio and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is

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currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended June 30, 2021, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

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Notes to Financial Statements	(Cont.)

(c) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return and other forms of swap agreements to manage its exposure to credit, currency, interest rate, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement,

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undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed

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Notes to Financial Statements	(Cont.)

rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Small Portfolio Risk  is the risk that a smaller Portfolio may not achieve investment and trading efficiencies. Additionally, a smaller Portfolio may be more adversely affected by large purchases or redemptions of Portfolio shares.

Allocation Risk  is the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other

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circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty, resides with the Portfolio’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that potential or actual conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Portfolio rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by a Portfolio.

SEMIANNUAL REPORT	|	JUNE 30, 2021	35

Notes to Financial Statements	(Cont.)

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Portfolio’s investments or the Investment Manager’s operations and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo

Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain

SEMIANNUAL REPORT	|	JUNE 30, 2021	37

Notes to Financial Statements	(Cont.)

provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Administrative Class	Advisor Class
0.66%	0.05%	0.05%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through May 1, 2022, to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2021, there were no recoverable amounts.

On December 4, 2020, the SEC granted an order approving the substitutions of shares of certain mutual funds offered as investment options to certain variable annuity and variable life insurance contracts issued by the insurance company requesting such order with shares of certain other mutual funds, including the Portfolio. As a condition of this order, the SEC required that PIMCO enter into a written contract with the Portfolio to limit expenses as required by the order. Accordingly, pursuant to a Fund Substitution Expense Limitation Agreement dated April 21, 2021, PIMCO has agreed to waive, reduce or reimburse, for the Portfolio, all or any portion of fees by an amount sufficient to reduce the Administrative Class’s annualized expenses to 1.05%. This Expense Limitation Agreement will expire on June 20, 2023. The waiver will be, if applicable, reflected on the Statement of

Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2021, no amounts were waived or reimbursed under this Expense Limitation Agreement.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Portfolio, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through May 1, 2022, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to the Management Fees of series of PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust indirectly incurred by the Portfolio in connection with its investments in series of PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust, to the extent the Portfolio’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Management Fees of the series of PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2021, the amount was $12,974.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the

SEMIANNUAL REPORT	|	JUNE 30, 2021	39

Notes to Financial Statements	(Cont.)

Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$100,189	$49,354	$9,271	$1,806

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2021 (Unaudited)		Year Ended 12/31/2020

	Shares	Amount	Shares	Amount

Receipts for shares sold

Administrative Class	14,012	$139,126	539	$5,028

Advisor Class	0	0	0	0
Issued as reinvestment of distributions

Administrative Class	820	8,244	802	7,167

Advisor Class	11	112	11	98
Cost of shares redeemed

Administrative Class	(635)	(6,660)	(1,837)	(17,599)

Advisor Class	(5)	(45)	(14)	(143)

Net increase (decrease) resulting from Portfolio share transactions	14,203	$140,777	(499)	$(5,449)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2021, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 99% of the Portfolio. The shareholders are related parties of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2021, the Portfolio

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2020, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$249,282	$3,206	$(1,136)	$2,070

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	|	JUNE 30, 2021	41

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	GSC	Goldman Sachs & Co. LLC	SOG	Societe Generale Paris

BOS	BofA Securities, Inc.	HUS	HSBC Bank USA N.A.	TDM	TD Securities (USA) LLC

CBK	Citibank N.A.	SCX	Standard Chartered Bank, London	UAG	UBS AG Stamford

GLM	Goldman Sachs Bank USA

Currency Abbreviations:

BRL	Brazilian Real	GBP	British Pound	RUB	Russian Ruble

CAD	Canadian Dollar	PEN	Peruvian New Sol	USD (or $)	United States Dollar

EUR	Euro

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	S&P 500	Standard & Poor’s 500 Index

CDX.HY	Credit Derivatives Index - High Yield	EAFE	Europe, Australasia, and Far East Stock Index	UKRPI	United Kingdom Retail Prices Index

CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	MSCI	Morgan Stanley Capital International

ALT	Alternate Loan Trust	DAC	Designated Activity Company	TBA	To-Be-Announced

42	PIMCO VARIABLE INSURANCE TRUST

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month period ended June 30, 2021.

SEMIANNUAL REPORT	|	JUNE 30, 2021	43

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT10SAR_063021

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2021

PIMCO CommodityRealReturn® Strategy Portfolio

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2021. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic (“COVID-19”). Looking back, fourth quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was 4.3%. The economy gained momentum during the first quarter of 2021 as GDP growth in the U.S. was 6.3%. Finally, the Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was 6.5%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion a month of Treasury securities and $40 billion a month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed pushed forward its forecast for the first rate hikes. The central bank now expects two interest rate increases by the end of 2023, compared to 2024 in its March 2021 update. In addition, while Fed Chair Jerome Powell said it would begin discussing a scaling back of bond purchases, he maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” He also said that any discussion of raising rates was “highly premature.”

Economies outside the U.S. also continued to be impacted by COVID-19. In its April 2021 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.4% in 2021, compared to a 3.5% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low. It also continued to purchase bonds and, in June 2021, vowed to increase its purchases at a significantly higher pace than earlier in the year. Finally, in July 2021, after the reporting period ended, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium term, versus its previous target for inflation that was below but close to 2%. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond buying program. In June 2021, the central bank said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19-relief program by at least six months.

Both short- and long-term U.S. Treasury yields moved higher, albeit from very low levels, during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.45% at the end of the reporting period, versus 0.93% on December 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -2.02%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -1.04%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced mixed returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.65%, whereas

2	PIMCO VARIABLE INSURANCE TRUST

emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -1.00%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -3.38%.

Despite periods of volatility, global equities produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.25%, fueled, in our view, by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 13.05%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 7.45%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 5.74% and European equities, as represented by the MSCI Europe Index, returned 15.35%.

Commodity prices were volatile but generally produced positive results. When the reporting period began, Brent crude oil was approximately $51 a barrel, but ended the reporting period at roughly $75 a barrel. We believe oil prices rallied as producers reduced their output and then demand increased as global growth improved. Elsewhere, copper prices moved sharply higher, whereas gold prices declined.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar strengthened against several other major currencies. For example, the U.S. dollar returned 2.93% and 7.07% versus the euro and Japanese yen, respectively. However, the U.S. dollar returned -1.18% versus the British pound.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JUNE 30, 2021	3

Important Information About the PIMCO CommodityRealReturn® Strategy Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through

4	PIMCO VARIABLE INSURANCE TRUST

repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a wholly-owned subsidiary (as discussed below). The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities or commodity futures contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investments. These notes expose the Portfolio economically to movements in commodity prices. The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, disease, embargoes, and international economic, political and regulatory developments. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments. The Portfolio may also gain exposure to the commodity markets indirectly by investing in its Subsidiary, which will primarily invest in different commodity-linked derivative instruments than the Portfolio, including swap agreements, commodity options, futures and options on futures.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO CommodityRealReturn® Strategy Portfolio	06/30/04	04/30/12	11/10/14	06/30/04	02/28/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or

SEMIANNUAL REPORT	|	JUNE 30, 2021	5

Important Information About the PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolio is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolio is uncertain at this time.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of June 30, 2021†§

U.S. Treasury Obligations	58.3%

Short-Term Instruments‡	22.5%

Sovereign Issues	8.0%

Asset-Backed Securities	5.0%

U.S. Government Agencies	3.2%

Corporate Bonds & Notes	1.5%

Non-Agency Mortgage-Backed Securities	1.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO CommodityRealReturn® Strategy Portfolio Institutional Class	24.81%	56.80%	4.32%	—	(2.98)%
PIMCO CommodityRealReturn® Strategy Portfolio Class M	24.68%	56.11%	3.88%	—	(1.52)%
PIMCO CommodityRealReturn® Strategy Portfolio Administrative Class	24.82%	56.57%	4.19%	(3.43)%	0.43%
PIMCO CommodityRealReturn® Strategy Portfolio Advisor Class	24.78%	56.24%	4.07%	(3.54)%	(0.86)%
Bloomberg Commodity Index Total Return±	21.15%	45.61%	2.40%	(4.44)%	(1.22)%	♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 06/30/2004.

± Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The futures exposures of the benchmark are collateralized by US T-bills.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary expenses), were 1.23% for Institutional Class shares, 1.68% for Class M shares, 1.38% for Administrative Class shares, and 1.48% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO CommodityRealReturn® Strategy Portfolio seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. ”Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. “Real Return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The Portfolio invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures that provide exposure to the investment returns of the commodities markets without investing directly in physical commodities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to broad commodities contributed to absolute performance, as broad commodities, as measured by the Bloomberg Commodity Index Total Return (BCOMTR), posted gains.

»	Overweight exposure to the energy sector commodities contributed to relative performance as the sector, measured by the Bloomberg Energy Subindex, outperformed the broader Bloomberg Commodity Index.

»	Overweight exposure to broad commodities contributed to relative performance, as broad commodities, as measured by the Bloomberg Commodity Index Total Return (BCOMTR), posted gains.

»

The structural allocation to U.S. short-term Treasury Inflation-Protected Securities (“TIPS”) as collateral backing the Portfolio’s commodity exposure contributed to absolute performance, as U.S. short-term TIPS, as measured by the Bloomberg Barclays U.S. 1-5 Year TIPS Index delivered positive returns.

»	Overweight positioning in eurozone breakeven inflation (“BEI”) contributed to performance, as EUR BEI spreads widened.

»	Overweight exposure to non-agency mortgage-backed securities contributed to relative performance, as these securities posted positive returns amid spread tightening.

»

Curve positioning in U.S. breakeven inflation, specifically an underweight to the front-end of the curve relative to an overweight to the back-end, detracted from relative performance, as the front end of the curve rose by more than longer-term maturities.

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Expense Example PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2021 to June 30, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,248.10	$4.22	$1,000.00	$1,020.63	$3.79	0.77%
Class M	1,000.00	1,246.80	6.68	1,000.00	1,018.43	6.00	1.22
Administrative Class	1,000.00	1,248.20	5.04	1,000.00	1,019.90	4.53	0.92
Advisor Class	1,000.00	1,247.80	5.59	1,000.00	1,019.41	5.02	1.02

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 178/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

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Financial Highlights	PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

01/01/2021 - 06/30/2021+	$6.03	$0.15	$1.34	$1.49	$(0.08)	$0.00	$(0.08)

12/31/2020	6.39	0.07	(0.07)	0.00	(0.36)	0.00	(0.36)

12/31/2019	6.00	0.10	0.59	0.69	(0.30)	0.00	(0.30)

12/31/2018	7.14	0.16	(1.14)	(0.98)	(0.16)	0.00	(0.16)

12/31/2017	7.84	0.14	(0.01)	0.13	(0.83)	0.00	(0.83)

12/31/2016	6.89	0.13	0.91	1.04	(0.09)	0.00	(0.09)
Class M

01/01/2021 - 06/30/2021+	6.01	0.11	1.37	1.48	(0.07)	0.00	(0.07)

12/31/2020	6.37	0.04	(0.06)	(0.02)	(0.34)	0.00	(0.34)

12/31/2019	5.99	0.08	0.57	0.65	(0.27)	0.00	(0.27)

12/31/2018	7.12	0.13	(1.13)	(1.00)	(0.13)	0.00	(0.13)

12/31/2017	7.83	0.11	(0.01)	0.10	(0.81)	0.00	(0.81)

12/31/2016	6.89	0.24	0.76	1.00	(0.06)	0.00	(0.06)
Administrative Class

01/01/2021 - 06/30/2021+	6.05	0.12	1.38	1.50	(0.08)	0.00	(0.08)

12/31/2020	6.41	0.05	(0.06)	(0.01)	(0.35)	0.00	(0.35)

12/31/2019	6.02	0.10	0.58	0.68	(0.29)	0.00	(0.29)

12/31/2018	7.16	0.15	(1.14)	(0.99)	(0.15)	0.00	(0.15)

12/31/2017	7.87	0.13	(0.01)	0.12	(0.83)	0.00	(0.83)

12/31/2016	6.91	0.12	0.92	1.04	(0.08)	0.00	(0.08)
Advisor Class

01/01/2021 - 06/30/2021+	6.13	0.12	1.40	1.52	(0.08)	0.00	(0.08)

12/31/2020	6.49	0.05	(0.06)	(0.01)	(0.35)	0.00	(0.35)

12/31/2019	6.09	0.09	0.59	0.68	(0.28)	0.00	(0.28)

12/31/2018	7.24	0.15	(1.16)	(1.01)	(0.14)	0.00	(0.14)

12/31/2017	7.95	0.12	(0.02)	0.10	(0.81)	0.00	(0.81)

12/31/2016	6.99	0.14	0.90	1.04	(0.08)	0.00	(0.08)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organization expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.44	24.81%	$11,578	0.77	%*	0.99	%*	0.73	%*	0.95	%*	4.52	%*	108%

6.03	1.50	2,976	1.09		1.23		0.74		0.88		1.28		250

6.39	11.63	2,895	2.01		2.12		0.74		0.85		1.61		223

6.00	(14.05)	3,000	1.77		1.92		0.74		0.89		2.32		237

7.14	2.40	2,883	1.25		1.39		0.74		0.88		1.92		157

7.84	15.22	2,813	1.03		1.17		0.74		0.88		1.82		206

7.42	24.68	458	1.22	*	1.44	*	1.18	*	1.40	*	3.26	*	108

6.01	1.08	384	1.54		1.68		1.19		1.33		0.69		250

6.37	10.98	490	2.46		2.57		1.19		1.30		1.26		223

5.99	(14.33)	454	2.22		2.37		1.19		1.34		1.88		237

7.12	1.94	524	1.70		1.84		1.19		1.33		1.50		157

7.83	14.62	526	1.48		1.62		1.19		1.33		3.27		206

7.47	24.82	287,968	0.92	*	1.14	*	0.88	*	1.10	*	3.63	*	108

6.05	1.35	223,298	1.24		1.38		0.89		1.03		1.02		250

6.41	11.43	222,337	2.16		2.27		0.89		1.00		1.54		223

6.02	(14.13)	217,121	1.92		2.07		0.89		1.04		2.19		237

7.16	2.15	263,712	1.40		1.54		0.89		1.03		1.79		157

7.87	15.16	261,084	1.18		1.32		0.89		1.03		1.62		206

7.57	24.78	143,389	1.02	*	1.24	*	0.98	*	1.20	*	3.51	*	108

6.13	1.23	111,152	1.34		1.48		0.99		1.13		0.91		250

6.49	11.35	110,525	2.26		2.37		0.99		1.10		1.46		223

6.09	(14.20)	103,329	2.02		2.17		0.99		1.14		2.09		237

7.24	2.05	124,551	1.50		1.64		0.99		1.13		1.69		157

7.95	14.87	127,029	1.28		1.42		0.99		1.13		1.82		206

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	11

Consolidated Statement of Assets and Liabilities	PIMCO CommodityRealReturn® Strategy Portfolio	June 30, 2021	(Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$635,662
Investments in Affiliates	24
Financial Derivative Instruments
Exchange-traded or centrally cleared	834
Over the counter	7,162
Cash	1,698
Deposits with counterparty	4,349
Foreign currency, at value	725
Receivable for investments sold	177,743
Receivable for investments sold on a delayed-delivery basis	2,057
Receivable for TBA investments sold	20,085
Receivable for Portfolio shares sold	394
Interest and/or dividends receivable	776
Reimbursement receivable from PIMCO	84
Other assets	3
Total Assets	851,596

Liabilities:

Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$361,285
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,123
Over the counter	858
Payable for investments purchased	2,883
Payable for investments purchased on a delayed-delivery basis	4
Payable for TBA investments purchased	38,790
Deposits from counterparty	1,613
Payable for Portfolio shares redeemed	1,228
Accrued investment advisory fees	238
Accrued supervisory and administrative fees	116
Accrued distribution fees	29
Accrued servicing fees	36
Total Liabilities	408,203

Net Assets	$443,393

Net Assets Consist of:

Paid in capital	$386,633
Distributable earnings (accumulated loss)	56,760

Net Assets	$443,393

Net Assets:

Institutional Class	$11,578
Class M	458
Administrative Class	287,968
Advisor Class	143,389

Shares Issued and Outstanding:

Institutional Class	1,556
Class M	62
Administrative Class	38,549
Advisor Class	18,939

Net Asset Value Per Share Outstanding(a):

Institutional Class	$7.44
Class M	7.42
Administrative Class	7.47
Advisor Class	7.57

Cost of investments in securities	$620,767
Cost of investments in Affiliates	$24
Cost of foreign currency held	$725
Cost or premiums of financial derivative instruments, net	$(2,276)

* Includes repurchase agreements of:	$132,400

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations	PIMCO CommodityRealReturn® Strategy Portfolio

Six Months Ended June 30, 2021 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$8,873
Dividends from Investments in Affiliates	2
Total Income	8,875

Expenses:

Investment advisory fees	1,251
Supervisory and administrative fees	607
Distribution and/or servicing fees - Class M	1
Servicing fees - Administrative Class	191
Distribution and/or servicing fees - Advisor Class	155
Trustee fees	5
Interest expense	87
Total Expenses	2,297
Waiver and/or Reimbursement by PIMCO	(422)
Net Expenses	1,875

Net Investment Income (Loss)	7,000

Net Realized Gain (Loss):

Investments in securities	1,023
Investments in Affiliates	(2)
Exchange-traded or centrally cleared financial derivative instruments	5,736
Over the counter financial derivative instruments	80,962
Foreign currency	(188)

Net Realized Gain (Loss)	87,531

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(2,916)
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	(2,763)
Over the counter financial derivative instruments	(2,692)
Foreign currency assets and liabilities	53

Net Change in Unrealized Appreciation (Depreciation)	(8,319)

Net Increase (Decrease) in Net Assets Resulting from Operations	$86,212

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	13

Consolidated Statements of Changes in Net Assets	PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$7,000	$2,963
Net realized gain (loss)	87,531	(20,188)
Net change in unrealized appreciation (depreciation)	(8,319)	23,233

Net Increase (Decrease) in Net Assets Resulting from Operations	86,212	6,008

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(124)	(165)
Class M	(4)	(23)
Administrative Class	(3,133)	(12,687)
Advisor Class	(1,439)	(6,025)

Total Distributions(a)	(4,700)	(18,900)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	24,071	14,455

Total Increase (Decrease) in Net Assets	105,583	1,563

Net Assets:

Beginning of period	337,810	336,247
End of period	$443,393	$337,810

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Cash Flows	PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2021 (Unaudited)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$86,212

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(528,107)
Proceeds from sales of long-term securities	492,071
(Purchases) Proceeds from sales of short-term portfolio investments, net	(70,346)
(Increase) decrease in deposits with counterparty	50
(Increase) decrease in receivable for investments sold	(60,693)
(Increase) decrease in interest and/or dividends receivable	45
(Increase) decrease in dividends receivable from Affiliates	1
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	2,802
Proceeds from (Payments on) over the counter financial derivative instruments	81,243
(Increase) decrease in reimbursement receivable from PIMCO	(27)
Increase (decrease) in payable for investments purchased	(90,617)
Increase (decrease) in deposits from counterparty	(6,791)
Increase (decrease) in accrued investment advisory fees	48
Increase (decrease) in accrued supervisory and administrative fees	23
Increase (decrease) in accrued distribution fees	4
Increase (decrease) in accrued servicing fees	6
Proceeds from (Payments on) foreign currency transactions	(135)
Net Realized (Gain) Loss
Investments in securities	(1,023)
Investments in Affiliates	2
Exchange-traded or centrally cleared financial derivative instruments	(5,736)
Over the counter financial derivative instruments	(80,962)
Foreign currency	188
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	2,916
Investments in Affiliates	1
Exchange-traded or centrally cleared financial derivative instruments	2,763
Over the counter financial derivative instruments	2,692
Foreign currency assets and liabilities	(53)
Net amortization (accretion) on investments	1,615

Net Cash Provided by (Used for) Operating Activities	(171,808)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	76,493
Payments on shares redeemed	(56,248)
Cash distributions paid*	0
Proceeds from reverse repurchase agreements	10,346
Payments on reverse repurchase agreements	(10,346)
Proceeds from sale-buyback transactions	3,485,639
Payments on sale-buyback transactions	(3,332,450)

Net Cash Received from (Used for) Financing Activities	173,434

Net Increase (Decrease) in Cash and Foreign Currency	1,626

Cash and Foreign Currency:

Beginning of period	797
End of period	$2,423

* Reinvestment of distributions	$4,700

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$76

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Portfolio has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	15

Consolidated Schedule of Investments	PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 143.4%

CORPORATE BONDS & NOTES 2.2%

BANKING & FINANCE 1.8%

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$1,100	$1,145

Deutsche Bank AG
4.250% due 10/14/2021		1,600	1,617

Ford Motor Credit Co. LLC
0.000% due 12/01/2021 •	EUR	900	1,067

ING Bank NV
2.625% due 12/05/2022		$500	517

Mitsubishi HC Capital, Inc.
2.250% due 09/07/2021		800	802

Natwest Group PLC
1.697% (US0003M + 1.550%) due 06/25/2024 ~		400	409
4.519% due 06/25/2024 •		300	322

UniCredit SpA
7.830% due 12/04/2023		1,650	1,913

			7,792

INDUSTRIALS 0.2%

ERAC USA Finance LLC
2.600% due 12/01/2021		200	202

Keurig Dr Pepper, Inc.
4.057% due 05/25/2023		50	53

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		500	502

Volkswagen Group of America Finance LLC
4.000% due 11/12/2021		200	203

			960

UTILITIES 0.2%

Petrobras Global Finance BV
5.093% due 01/15/2030		579	633
6.625% due 01/16/2034	GBP	100	160

			793

Total Corporate Bonds & Notes (Cost $9,068)			9,545

U.S. GOVERNMENT AGENCIES 4.6%

Fannie Mae
0.442% due 05/25/2042 •		$2	2
1.328% due 10/01/2044 •		2	2
1.788% due 01/01/2036 •		15	15
2.096% due 05/25/2035 ~		12	12
2.280% due 11/01/2035 •		3	3
2.479% due 07/01/2035 •		8	8
2.581% due 11/01/2034 •		9	10

Freddie Mac
0.352% due 08/25/2031 •		1	1
0.460% due 07/15/2044 •		294	296
0.523% due 09/15/2042 •		488	494
1.328% due 02/25/2045 •		31	32
2.018% due 07/01/2036 •		69	72
2.115% due 09/01/2036 •		37	39
2.230% due 10/01/2036 •		37	37
2.350% due 01/01/2034 •		2	2

Ginnie Mae
0.599% due 08/20/2068 •		477	473
1.029% due 04/20/2067 •		360	366

Small Business Administration
5.510% due 11/01/2027		73	79

Uniform Mortgage-Backed Security, TBA
3.500% due 08/01/2051		1,762	1,856
4.000% due 08/01/2051		15,728	16,763

Total U.S. Government Agencies (Cost $20,623)			20,562

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 83.6%

U.S. Treasury Bonds
1.625% due 11/15/2050 (h)		$5,880	$5,283
3.000% due 05/15/2045		80	94

U.S. Treasury Inflation Protected Securities (e)
0.125% due 01/15/2022 (h)		14,804	15,138
0.125% due 04/15/2022 (h)		43,660	44,788
0.125% due 07/15/2022 (h)		9,168	9,503
0.125% due 01/15/2023 (h)		20,879	21,817
0.125% due 07/15/2024 (h)		5,172	5,563
0.125% due 10/15/2024 (h)		13,112	14,134
0.125% due 04/15/2025 (h)		28,011	30,243
0.125% due 10/15/2025		5,865	6,385
0.125% due 04/15/2026 (h)		15,077	16,408
0.125% due 07/15/2026		6,928	7,589
0.125% due 01/15/2030 (h)		8,156	8,960
0.125% due 07/15/2030		1,229	1,357
0.125% due 01/15/2031 (h)		16,924	18,641
0.250% due 07/15/2029		1,096	1,220
0.375% due 07/15/2023 (h)		7,673	8,164
0.375% due 07/15/2025 (h)		13,145	14,438
0.375% due 07/15/2025 (l)		2,589	2,844
0.375% due 01/15/2027		3,714	4,112
0.375% due 07/15/2027 (l)		306	341
0.500% due 04/15/2024 (h)		18,800	20,269
0.500% due 01/15/2028		5,008	5,618
0.625% due 07/15/2021		2,028	2,036
0.625% due 04/15/2023 (h)		29,913	31,647
0.625% due 01/15/2024 (j)		4,490	4,837
0.625% due 01/15/2026 (h)		21,158	23,505
0.625% due 02/15/2043		174	208
0.750% due 07/15/2028		4,127	4,738
0.875% due 01/15/2029 (h)		14,137	16,368
1.000% due 02/15/2046		1,127	1,475
1.375% due 02/15/2044		115	158
1.750% due 01/15/2028		6,210	7,510
2.125% due 02/15/2040		284	424
2.125% due 02/15/2041		1,804	2,723
2.375% due 01/15/2025 (h)		7,337	8,528
2.500% due 01/15/2029 (l)		2,039	2,629
3.875% due 04/15/2029		734	1,033

Total U.S. Treasury Obligations (Cost $358,666)			370,728

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.0%

Alliance Bancorp Trust
0.332% due 07/25/2037 •		161	151

Banc of America Mortgage Trust
2.474% due 06/25/2035 ~		21	20
2.554% due 11/25/2035 ^~		9	9

Bear Stearns Adjustable Rate Mortgage Trust
2.849% due 01/25/2035 ~		80	84
2.855% due 03/25/2035 ~		37	37
2.910% due 07/25/2036 ^~		26	25

Citigroup Mortgage Loan Trust
3.234% due 09/25/2037 ^~		158	156
3.258% due 04/25/2066 ~		80	81

Countrywide Alternative Loan Trust
0.288% due 12/20/2046 ^•		761	666
0.332% due 06/25/2036 •		460	447
5.000% due 07/25/2035		54	43
6.000% due 02/25/2037 ^		140	91

Countrywide Home Loan Mortgage Pass-Through Trust
2.830% due 10/20/2035 ~		1,187	1,217
2.992% due 08/25/2034 ^~		5	5

Credit Suisse Mortgage Capital Certificates
0.242% due 09/29/2036 •		442	433
6.039% due 10/26/2036 ~		39	39

Eurosail PLC
1.034% due 06/13/2045 •	GBP	224	311

First Horizon Alternative Mortgage Securities Trust
2.179% due 06/25/2034 ~		$5	5
6.000% due 02/25/2037 ^		42	26

GreenPoint Mortgage Funding Trust
0.272% due 09/25/2046 •		98	95
0.632% due 11/25/2045 •		6	5

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSR Mortgage Loan Trust
2.678% due 01/25/2035 ~		$10	$10

HarborView Mortgage Loan Trust
0.573% due 03/19/2036 ^•		25	24

Hawksmoor Mortgages
1.099% due 05/25/2053 •	GBP	1,101	1,530

HomeBanc Mortgage Trust
0.752% due 10/25/2035 •		$16	16

IndyMac Mortgage Loan Trust
2.924% due 11/25/2035 ^~		8	8

JP Morgan Mortgage Trust
2.453% due 02/25/2035 ~		20	21
2.979% due 08/25/2035 ~		19	19
3.179% due 07/25/2035 ~		13	14

Lehman XS Trust
1.242% due 12/25/2037 •		589	610

MASTR Adjustable Rate Mortgages Trust
2.876% due 11/21/2034 ~		9	10

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.813% due 09/15/2030 •		68	68

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		994	1,037

Residential Accredit Loans, Inc. Trust
1.023% due 10/25/2037 ~		29	28
1.476% due 09/25/2045 •		74	72

Residential Asset Securitization Trust
0.492% due 05/25/2035 •		63	46

Sequoia Mortgage Trust
0.493% due 07/20/2036 •		97	96

Structured Adjustable Rate Mortgage Loan Trust
1.516% due 01/25/2035 ^•		7	7
2.537% due 02/25/2034 ~		6	6

Structured Asset Mortgage Investments Trust
0.512% due 04/25/2036 •		6	5
0.753% due 10/19/2034 •		9	9

Towd Point Mortgage Funding PLC
1.111% due 10/20/2051 •	GBP	905	1,258

WaMu Mortgage Pass-Through Certificates Trust
0.886% due 05/25/2047 •		$124	121
2.022% due 08/25/2035 ~		3	3
3.132% due 12/25/2035 ~		68	69

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2035		12	11

Total Non-Agency Mortgage-Backed Securities (Cost $8,456)			9,044

ASSET-BACKED SECURITIES 7.2%

American Money Management Corp. CLO Ltd.
0.000% due 11/10/2030 •(a)		300	300
1.166% due 04/14/2029 •		900	902

Apidos CLO
0.000% due 07/17/2030 •		600	600

Arch Street CLO Ltd.
1.188% due 10/20/2028 •		300	300

ARES L CLO Ltd.
0.000% due 01/15/2032 •		300	300

Argent Mortgage Loan Trust
0.332% due 05/25/2035 •		75	71

Argent Securities Trust
0.392% due 07/25/2036 •		309	280
0.412% due 05/25/2036 •		614	226

Armada Euro CLO DAC
0.720% due 07/15/2031 •	EUR	700	828

Assurant CLO Ltd.
1.141% due 10/20/2031 •		$400	400

Atrium Corp.
1.014% due 04/22/2027 •		362	362

Birch Grove CLO Ltd.
0.000% due 06/15/2031 •(a)		300	300

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •	EUR	206	$244

Blackrock European CLO DAC
0.620% due 10/15/2031 •		500	590

Brookside Mill CLO Ltd.
1.010% due 01/17/2028 •		$1,073	1,073

Carlyle Global Market Strategies Euro CLO
0.700% due 01/15/2031 •	EUR	700	830

Carlyle Global Market Strategies Euro CLO Ltd.
0.750% due 11/15/2031 •		400	472

Catamaran CLO Ltd.
1.031% due 01/27/2028 •		$279	279

Cathedral Lake CLO Ltd.
1.034% due 07/16/2029 •		300	300

CIT Mortgage Loan Trust
1.442% due 10/25/2037 •		339	343
1.592% due 10/25/2037 •		600	610

Citigroup Mortgage Loan Trust
0.552% due 12/25/2036 •		42	35

Citigroup Mortgage Loan Trust, Inc.
0.587% due 10/25/2036 •		400	391

CoreVest American Finance Trust
2.968% due 10/15/2049		30	30

Countrywide Asset-Backed Certificates
0.282% due 11/25/2037 •		675	646
0.342% due 03/25/2037 •		200	192
1.292% due 10/25/2035 •		24	24

Countrywide Asset-Backed Certificates Trust
0.832% due 08/25/2047 •		149	146

Credit-Based Asset Servicing & Securitization LLC
0.212% due 07/25/2037 •		10	8
0.312% due 07/25/2037 •		44	35

CVC Cordatus Loan Fund DAC
0.630% due 09/15/2031 •	EUR	400	473
0.650% due 10/15/2031 •		800	951

Dryden Euro CLO DAC
0.000% due 05/15/2034 •(a)		400	474

Ellington Loan Acquisition Trust
1.192% due 05/25/2037 •		$26	26

Fremont Home Loan Trust
0.227% due 10/25/2036 •		112	103

Galaxy CLO Ltd.
1.058% due 10/15/2030 •		400	400

GSAA Home Equity Trust
6.720% due 03/25/2046 þ		51	38

GSAMP Trust
0.162% due 12/25/2036 •		50	31
1.067% due 03/25/2035 ^•		91	89

Halcyon Loan Advisors Funding Ltd.
1.108% due 04/20/2027 •		37	38

Harvest CLO DAC
0.650% due 06/26/2030 •	EUR	900	1,066
0.960% due 10/20/2031 •		500	592

Home Equity Asset Trust
0.542% due 02/25/2036 •		$400	397

IndyMac Mortgage Loan Trust
0.162% due 07/25/2036 •		254	99

Jamestown CLO Ltd.
1.410% due 01/17/2027 •		60	60

JP Morgan Mortgage Acquisition Trust
0.302% due 10/25/2036 •		61	60

Jubilee CLO BV
0.252% due 12/15/2029 •	EUR	1,923	2,274
0.600% due 04/15/2030 •		300	355

Lehman XS Trust
0.412% due 05/25/2036 •		$101	112
4.688% due 06/25/2036 þ		153	164

LoanCore Issuer Ltd.
1.203% due 05/15/2036 •		500	500

Long Beach Mortgage Loan Trust
0.212% due 08/25/2036 •		557	301

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	250	296

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Marathon CLO Ltd.
1.019% due 11/21/2027 •		$774	$774

Marlette Funding Trust
2.690% due 09/17/2029		9	9

MASTR Asset-Backed Securities Trust
0.242% due 10/25/2036 •		183	82

MidOcean Credit CLO
0.000% due 01/29/2030 •		300	300

Morgan Stanley Mortgage Loan Trust
5.910% due 11/25/2036 þ		724	261
6.000% due 02/25/2037 ^~		62	48

Mountain View CLO LLC
1.274% due 10/16/2029 •		800	800

New Century Home Equity Loan Trust
0.857% due 02/25/2035 •		98	97

OAK Hill European Credit Partners DAC
0.740% due 10/20/2031 •	EUR	300	355

OCP CLO Ltd.
0.984% due 07/15/2027 •		$47	47
0.996% due 10/26/2027 •		331	331

Palmer Square European Loan Funding DAC
0.870% due 02/15/2030 •	EUR	612	727

Renaissance Home Equity Loan Trust
1.192% due 09/25/2037 •		$986	504

Residential Asset Securities Corp. Trust
0.552% due 06/25/2036 •		259	253
0.587% due 04/25/2036 •		171	168

Saxon Asset Securities Trust
0.402% due 09/25/2037 •		161	159

Securitized Asset-Backed Receivables LLC Trust
0.392% due 07/25/2036 •		319	182
0.412% due 07/25/2036 •		147	71
0.592% due 05/25/2036 •		543	379

SLM Student Loan Trust
0.000% due 06/17/2024 •	EUR	2	3
0.726% due 10/25/2064 •		$429	428
1.676% due 04/25/2023 •		637	643

Sound Point CLO Ltd.
1.073% due 01/23/2029 •		300	300
1.156% due 07/25/2030 •		300	300
1.163% due 01/23/2029 •		886	887

Soundview Home Loan Trust
0.292% due 06/25/2037 •		706	585

Steele Creek CLO Ltd.
1.049% due 05/21/2029 •		300	300

Structured Asset Securities Corp. Mortgage Loan Trust
1.592% due 04/25/2035 •		109	109

Symphony CLO Ltd.
1.136% due 07/14/2026 •		137	137

Venture CLO Ltd.
0.000% due 09/07/2030 •		400	400
1.004% due 04/15/2027 •		289	289
1.064% due 07/15/2027 •		185	185
1.208% due 04/20/2029 •		777	777
1.223% due 04/20/2032 •		700	700

Wind River CLO Ltd.
1.054% due 10/15/2027 •		118	119

Z Capital Credit Partners CLO Ltd.
1.134% due 07/16/2027 •		200	200

Total Asset-Backed Securities (Cost $32,131)			31,925

SOVEREIGN ISSUES 11.4%

Argentina Government International Bond
0.125% due 07/09/2030 þ		228	78
0.125% due 07/09/2035 þ		150	45
34.069% (BADLARPP) due 10/04/2022 ~	ARS	100	0
36.104% (BADLARPP + 2.000%) due 04/03/2022 ~		3,393	20

Australia Government International Bond
1.250% due 02/21/2022	AUD	1,867	1,426
3.000% due 09/20/2025		2,137	1,891

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Autonomous City of Buenos Aires
39.117% (BADLARPP + 5.000%) due 01/23/2022 ~	ARS	1,850	$11

Canada Government Real Return Bond
4.250% due 12/01/2026 (e)	CAD	958	997

France Government International Bond
0.100% due 03/01/2026 (e)	EUR	2,334	3,011
0.250% due 07/25/2024 (e)		757	959
2.100% due 07/25/2023 (e)		2,537	3,251

Italy Buoni Poliennali Del Tesoro
0.400% due 05/15/2030 (e)		4,946	6,336
1.400% due 05/26/2025 (e)		9,641	12,355

Japan Government International Bond
0.005% due 03/10/2031 (e)	JPY	180,891	1,666
0.100% due 03/10/2028 (e)		239,119	2,208
0.100% due 03/10/2029 (e)		443,873	4,109
0.200% due 03/10/2030 (e)		29,824	281

Mexico Government International Bond
7.750% due 05/29/2031	MXN	7,972	422

New Zealand Government International Bond
2.000% due 09/20/2025 (e)	NZD	2,829	2,194

Peru Government International Bond
5.940% due 02/12/2029	PEN	1,000	285

Provincia de Buenos Aires
37.854% due 04/12/2025	ARS	980	5
37.954% due 05/31/2022		210	1

Qatar Government International Bond
3.875% due 04/23/2023		$400	425

Saudi Government International Bond
4.000% due 04/17/2025		260	288

United Kingdom Gilt
0.125% due 08/10/2028 (e)	GBP	2,145	3,660
1.250% due 11/22/2027 (e)		2,698	4,824

Total Sovereign Issues (Cost $48,733)			50,748

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Bank of America Corp.
5.875% due 03/15/2028 •(f)		230,000	264

Total Preferred Securities (Cost $230)			264

SHORT-TERM INSTRUMENTS 32.3%

REPURCHASE AGREEMENTS (g) 29.9%
			132,400

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.0%
38.453% due 07/30/2021 - 09/13/2021 (b)(c)(e)	ARS	15,832	93

U.S. TREASURY BILLS 1.9%
0.010% due 07/06/2021 (b)(c)		$8,329	8,329

U.S. TREASURY CASH MANAGEMENT BILLS 0.5%
0.038% due 09/07/2021 (c)(d)(l)		2,024	2,024

Total Short-Term Instruments (Cost $142,860)			142,846

Total Investments in Securities (Cost $620,767)			635,662

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	17

Consolidated Schedule of Investments	PIMCO CommodityRealReturn® Strategy Portfolio	(Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	2,448	$24

Total Short-Term Instruments (Cost $24)		24

Total Investments in Affiliates (Cost $24)		24

Total Investments 143.4% (Cost $620,791)		$635,686

Financial Derivative Instruments (i)(k) 1.3% (Cost or Premiums, net $(2,276))		6,015

Other Assets and Liabilities, net (44.7)%		(198,308)

Net Assets 100.0%		$443,393

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.030%	06/30/2021	07/01/2021	$58,900	U.S. Treasury Inflation Protected Securities 1.000% due 02/15/2049	$(60,197)	$58,900	$58,900
SGY	0.030	06/30/2021	07/01/2021	58,900	U.S. Treasury Notes 1.250% due 03/31/2028	(60,171)	58,900	58,900
TDM	0.030	06/30/2021	07/01/2021	14,600	U.S. Treasury Notes 0.375% due 11/30/2025	(14,904)	14,600	14,600

Total Repurchase Agreements						$(135,272)	$132,400	$132,400

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BCY	0.010%	06/11/2021	07/12/2021	$(2,936)	$(2,936)
	0.040	06/18/2021	07/02/2021	(900)	(900)
BOS	0.000	06/08/2021	07/06/2021	(20,703)	(20,703)
	0.050	06/24/2021	07/01/2021	(3,373)	(3,373)
BPG	0.060	06/01/2021	07/07/2021	(7,617)	(7,618)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
GSC	0.050%	06/14/2021	07/14/2021	$(30,274)	$(30,275)
	0.070	06/17/2021	07/19/2021	(118,433)	(118,436)
	0.080	07/01/2021	07/02/2021	(15,609)	(15,609)
	0.090	07/01/2021	07/02/2021	(110,369)	(110,369)
	0.090	07/02/2021	07/06/2021	(45,758)	(45,758)
TDL	0.050	06/16/2021	07/16/2021	(1,352)	(1,352)
	0.070	06/30/2021	07/01/2021	(2,179)	(2,179)
UBS	0.050	05/12/2021	07/08/2021	(1,777)	(1,777)

Total Sale-Buyback Transactions					$(361,285)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$58,900	$0	$0	$58,900	$(60,197)	$(1,297)
SGY	58,900	0	0	58,900	(60,171)	(1,271)
TDM	14,600	0	0	14,600	(14,904)	(304)

Master Securities Forward Transaction Agreement
BCY	0	0	(3,836)	(3,836)	3,852	16
BOS	0	0	(24,076)	(24,076)	24,284	208
BPG	0	0	(7,618)	(7,618)	7,619	1
GSC	0	0	(320,447)	(320,447)	320,357	(90)
TDL	0	0	(3,531)	(3,531)	3,524	(7)
UBS	0	0	(1,777)	(1,777)	1,887	110

Total Borrowings and Other Financing Transactions	$132,400	$0	$(361,285)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$(5,553)	$(355,732)	$0	$0	$(361,285)

Total Borrowings	$(5,553)	$(355,732)	$0	$0	$(361,285)

Payable for sale-buyback financing transactions					$(361,285)

(h)	Securities with an aggregate market value of $361,860 have been pledged as collateral under the terms of the above master agreements as of June 30, 2021.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2021 was $(172,982) at a weighted average interest rate of 0.081%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(6) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - IFED California Carbon Allowance December 2021 Futures	$25.000	12/15/2021	2	2	$0	$(3)
Call - NYMEX Crude August 2021 Futures	70.000	07/15/2021	12	12	(15)	(51)
Call - NYMEX Crude August 2021 Futures	71.000	07/15/2021	12	12	(15)	(41)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	19

Consolidated Schedule of Investments	PIMCO CommodityRealReturn® Strategy Portfolio	(Cont.)

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - NYMEX Crude August 2021 Futures	$71.500	07/15/2021	12	12	$(14)	$(37)
Call - NYMEX Crude September 2021 Futures	77.000	08/17/2021	12	12	(14)	(17)
Call - NYMEX Crude September 2021 Futures	77.500	08/17/2021	12	12	(14)	(16)
Call - NYMEX Natural Gas August 2021 Futures	3.750	07/27/2021	1	10	(1)	(1)
Call - NYMEX Natural Gas August 2021 Futures	4.000	07/27/2021	1	10	(1)	(1)

Total Written Options					$(74)	$(167)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Arabica Coffee December Futures	12/2021	4	$	244	$21	$0	$(1)
Brent 1st Line vs. Dubai 1st Line April Futures	04/2023	1		2	1	0	0
Brent 1st Line vs. Dubai 1st Line August Futures	08/2023	1		2	1	0	0
Brent 1st Line vs. Dubai 1st Line December Futures	12/2023	1		2	1	0	0
Brent 1st Line vs. Dubai 1st Line February Futures	02/2023	1		2	1	0	0
Brent 1st Line vs. Dubai 1st Line January Futures	01/2023	1		2	1	0	0
Brent 1st Line vs. Dubai 1st Line July Futures	07/2023	1		2	1	0	0
Brent 1st Line vs. Dubai 1st Line June Futures	06/2023	1		2	1	0	0
Brent 1st Line vs. Dubai 1st Line March Futures	03/2023	1		2	1	0	0
Brent 1st Line vs. Dubai 1st Line May Futures	05/2023	1		2	1	0	0
Brent 1st Line vs. Dubai 1st Line November Futures	11/2023	1		2	1	0	0
Brent 1st Line vs. Dubai 1st Line October Futures	10/2023	1		2	1	0	0
Brent 1st Line vs. Dubai 1st Line September Futures	09/2023	1		2	1	0	0
Brent Crude December Futures	10/2021	9		651	39	1	0
Brent Crude December Futures	10/2024	6		366	35	0	(1)
Brent Crude March Futures	01/2022	17		1,203	311	1	0
Brent Crude October Futures	08/2021	7		517	1	2	0
California Carbon Allowance Future Vintage December Futures	12/2021	67		1,479	250	0	(1)
California Carbon Allowance Vintage December Futures	12/2022	10		232	13	0	0
Call Options Strike @ EUR 114.300 on Euro-Schatz Bond September 2021 Futures(1)	08/2021	585		3	0	0	0
Chicago Ethanol (Platts) December Futures	12/2021	1		83	(1)	5	0
Cocoa September Futures	09/2021	11		263	(11)	0	0
Copper September Futures	09/2021	4		429	(33)	2	0
Corn December Futures	12/2021	33		971	80	66	0
Cotton No. 2 December Futures	12/2021	6		255	(5)	0	(8)
Euro-Bobl September Futures	09/2021	75		11,930	6	13	(4)
Euro-Bund 10-Year Bond September Futures	09/2021	101		20,672	191	65	(23)
Gas Oil December Futures	12/2021	25		1,490	123	0	(7)
Gas Oil July Futures	07/2021	16		955	34	0	(6)
Gas Oil September Futures	09/2021	2		120	0	0	(1)
Gold 100 oz. August Futures	08/2021	13		2,303	5	11	0
Gold 100 oz. December Futures	12/2021	4		710	(23)	3	0
Hard Red Winter Wheat December Futures	12/2021	2		67	(1)	3	0
Hard Red Winter Wheat September Futures	09/2021	9		297	20	14	0
ICE Carbon Emissions December Futures	12/2021	10		668	86	11	0
Iron Ore September Futures	09/2021	66		1,296	76	28	0
Lead September Futures	09/2021	4		227	7	7	0
Lean Hogs December Futures	12/2021	2		64	(3)	0	0
Live Cattle October Futures	10/2021	19		974	19	3	0
Natural Gas April Futures	03/2022	7		146	38	7	0
Natural Gas August Futures	07/2022	7		135	24	5	0
Natural Gas January Futures	12/2021	11		419	24	1	0
Natural Gas July Futures	06/2022	7		134	23	5	0
Natural Gas June Futures	05/2022	7		128	21	4	0
Natural Gas May Futures	04/2022	7		135	24	5	0
Natural Gas May Futures	04/2022	10		292	16	1	0
Natural Gas October Futures	09/2022	3		90	2	0	0
Natural Gas September Futures	08/2022	7		131	24	4	0
New York Harbor ULSD December Futures	11/2021	3		268	18	0	0
Nickel September Futures	09/2021	3		328	17	17	0
Platinum October Futures	10/2021	2		107	(14)	0	0
Put Options Strike @ EUR 130.500 on Euro-Bobl September 2021 Futures(1)	08/2021	75		0	0	0	0
Put Options Strike @ EUR 160.500 on Euro-Bund 10-Year Bond September 2021 Futures(1)	08/2021	101		1	0	0	0
RBOB Gasoline December Futures	11/2021	4		340	10	0	0
Silver September Futures	09/2021	1		131	(9)	2	0
Soybean Meal December Futures	12/2021	63		2,405	(121)	176	0
Soybean November Futures	11/2021	19		1,329	6	82	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Soybean Oil January Futures	01/2022	1	$	37	$1	$1	$0
Sugar No. 11 March Futures	02/2022	2		40	1	1	0
U.S. Treasury 2-Year Note September Futures	09/2021	451		99,364	(168)	11	0
U.S. Treasury 5-Year Note September Futures	09/2021	1,005		124,047	(213)	58	0
White Sugar October Futures	09/2021	6		140	6	3	0
WTI Crude August Futures	07/2021	26		1,910	86	13	0
WTI Crude December Futures	11/2021	6		421	66	1	0
WTI Crude December Futures	11/2022	23		1,467	205	2	0
WTI Crude December Futures	11/2023	3		178	9	0	0
WTI Crude June Futures	05/2022	42		2,795	481	5	0
WTI Crude June Futures	05/2023	36		2,208	135	3	0
WTI Crude March Futures	02/2022	8		545	5	1	0
WTI Crude March Futures	02/2023	3		187	2	0	0
WTI Crude October Futures	09/2021	8		574	5	2	0
WTI Crude September Futures	08/2022	3		195	2	0	0
Zinc September Futures	09/2021	3		223	(2)	0	(1)

					$1,976	$645	$(53)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Aluminum September Futures	09/2021	7	$	(442)	$(6)	$1	$(7)
Arabica Coffee September Futures	09/2021	6		(359)	(12)	1	0
Australia Government 3-Year Note September Futures	09/2021	22		(1,922)	5	0	(1)
Australia Government 10-Year Bond September Futures	09/2021	8		(847)	(3)	0	(4)
Brent Crude December Futures	10/2022	13		(873)	(42)	1	0
Brent Crude December Futures	10/2023	3		(191)	(9)	1	0
Brent Crude June Futures	04/2022	13		(903)	(89)	0	0
Brent Crude June Futures	04/2023	36		(2,350)	(162)	5	0
Brent Crude September Futures	07/2021	3		(224)	(18)	0	(1)
California Carbon Allowance Current Auction Clearing Price February Futures	02/2022	1		0	0	0	0
California Carbon Allowance Current Auction Clearing Price November Futures	11/2021	1		0	0	0	0
Call Options Strike @ USD 73.500 on Brent Crude September 2021 Futures(1)	07/2021	12		(36)	(22)	0	(2)
Call Options Strike @ USD 75.000 on Brent Crude September 2021 Futures(1)	07/2021	12		(26)	(14)	0	(2)
Call Options Strike @ USD 78.500 on Brent Crude October 2021 Futures(1)	08/2021	12		(17)	(2)	0	(1)
Call Options Strike @ USD 80.000 on Brent Crude December 2021 Futures(1)	10/2021	13		(27)	(10)	0	(1)
Call Options Strike @ USD 80.000 on Brent Crude October 2021 Futures(1)	08/2021	12		(13)	2	0	(1)
Corn September Futures	09/2021	113		(3,386)	(86)	0	(226)
Euro-BTP Italy Government Bond September Futures	09/2021	66		(10,035)	(33)	0	(26)
Euro-Buxl 30-Year Bond September Futures	09/2021	38		(9,158)	(161)	23	(69)
Euro-OAT France Government 10-Year Bond September Futures	09/2021	7		(1,320)	(5)	1	(4)
Euro-Schatz September Futures	09/2021	585		(77,787)	(1)	0	(7)
Gas Oil December Futures	12/2022	12		(696)	(38)	3	0
Gas Oil March Futures	03/2022	2		(118)	(41)	1	0
Japan Government 10-Year Bond September Futures	09/2021	6		(8,192)	(11)	0	(2)
Lean Hogs October Futures	10/2021	23		(803)	42	4	0
Live Cattle December Futures	12/2021	2		(106)	(3)	0	0
Natural Gas April Futures	03/2022	13		(390)	(20)	0	(1)
Natural Gas December Futures	11/2021	10		(309)	(110)	0	(23)
Natural Gas February Futures	01/2022	4		(112)	(40)	0	(8)
Natural Gas January Futures	12/2021	4		(124)	(44)	0	(9)
Natural Gas March Futures	02/2022	4		(118)	(37)	0	(7)
Natural Gas November Futures	10/2021	10		(297)	(104)	0	(22)
Natural Gas October Futures	09/2021	2		(72)	(3)	0	0
Natural Gas October Futures	09/2021	10		(305)	(105)	0	(23)
Natural Gas September Futures	08/2021	5		(147)	(18)	0	(11)
Natural Gas September Futures	08/2021	11		(399)	(67)	0	(2)
Put Options Strike @ USD 50.000 on Brent Crude December 2021 Futures(1)	10/2021	13		(6)	12	0	0
Soybean Meal January Futures	01/2022	2		(76)	(5)	0	(5)
Soybean Oil December Futures	12/2021	6		(226)	(9)	0	(5)
Sugar No. 11 October Futures	09/2021	6		(120)	(6)	0	(2)
U.S. Treasury 10-Year Note September Futures	09/2021	335		(44,388)	(207)	0	(79)
U.S. Treasury 10-Year Ultra Long-Term Bond September Futures	09/2021	33		(4,858)	(65)	0	(16)
U.S. Treasury 30-Year Bond September Futures	09/2021	262		(42,117)	(1,202)	0	(166)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2021	35		(6,744)	(329)	0	(39)
United Kingdom Long Gilt September Futures	09/2021	44		(7,797)	(82)	0	(9)
Wheat December Futures	12/2021	1		(34)	(1)	0	(2)
Wheat September Futures	09/2021	38		(1,291)	(11)	0	(63)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	21

Consolidated Schedule of Investments	PIMCO CommodityRealReturn® Strategy Portfolio	(Cont.)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
WTI Crude December Futures	11/2021	33	$	(2,314)	$(294)	$0	$(7)
WTI Crude December Futures	11/2022	23		(1,467)	(52)	0	(2)
WTI Crude December Futures	11/2024	6		(338)	(34)	0	0
WTI Crude July Futures	06/2022	6		(396)	(3)	0	(1)
WTI Crude June Futures	05/2022	8		(532)	(23)	0	(1)
WTI Crude November Futures	10/2021	10		(709)	(7)	0	(3)
WTI Crude September Futures	08/2021	7		(509)	(8)	0	(3)

					$(3,593)	$41	$(863)

Total Futures Contracts					$(1,617)	$686	$(916)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	0.385%	$	200	$(11)	$14	$3	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	3-Month EUR-EURIBOR	(0.526)%	Annual	11/21/2023	EUR	10,300	$0	$(15)	$(15)	$1	$0
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	1,000	3	(85)	(82)	0	(3)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		$600	31	(55)	(24)	0	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	195,330	(4)	(29)	(33)	0	0
Pay	CPTFEMU	1.380	Maturity	03/15/2031	EUR	3,300	(23)	(91)	(114)	0	(5)
Receive	CPTFEMU	1.710	Maturity	03/15/2033		400	(1)	(21)	(22)	2	0
Pay	CPTFEMU	1.945	Maturity	11/15/2048		100	0	17	17	1	0
Receive	CPURNSA	1.550	Maturity	07/26/2021		$1,100	37	7	44	0	0
Receive	CPURNSA	1.445	Maturity	09/09/2021		8,290	0	272	272	48	0
Receive	CPURNSA	1.603	Maturity	09/12/2021		570	17	10	27	3	0
Receive	CPURNSA	1.580	Maturity	09/20/2021		2,100	0	62	62	10	0
Receive	CPURNSA	1.592	Maturity	09/20/2021		2,000	0	59	59	9	0
Pay	CPURNSA	1.280	Maturity	11/02/2021		2,100	0	(77)	(77)	0	(2)
Pay	CPURNSA	1.290	Maturity	11/05/2021		3,500	0	(127)	(127)	0	(4)
Receive	CPURNSA	2.069	Maturity	07/15/2022		700	0	16	16	0	0
Receive	CPURNSA	2.500	Maturity	07/15/2022		1,200	(178)	86	(92)	0	0
Receive	CPURNSA	2.210	Maturity	02/05/2023		3,970	0	59	59	0	(1)
Receive	CPURNSA	2.263	Maturity	04/27/2023		2,120	0	20	20	0	0
Receive	CPURNSA	2.560	Maturity	05/08/2023		13,100	(2,128)	1,116	(1,012)	0	(1)
Receive	CPURNSA	2.263	Maturity	05/09/2023		630	0	6	6	0	0
Receive	CPURNSA	2.281	Maturity	05/10/2023		960	0	7	7	0	(2)
Receive	CPURNSA	2.703	Maturity	05/25/2026		130	0	0	0	0	0
Pay	CPURNSA	2.106	Maturity	07/20/2027		1,800	0	(74)	(74)	0	(2)
Pay	CPURNSA	2.080	Maturity	07/25/2027		1,300	0	(57)	(57)	0	(2)
Pay	CPURNSA	2.122	Maturity	08/01/2027		1,900	0	(75)	(75)	0	(2)
Receive	CPURNSA	1.794	Maturity	08/24/2027		600	0	46	46	1	0
Receive	CPURNSA	1.798	Maturity	08/25/2027		300	0	23	23	0	0
Receive	CPURNSA	1.890	Maturity	08/27/2027		300	0	21	21	0	0
Pay	CPURNSA	2.180	Maturity	09/20/2027		650	0	(23)	(23)	0	(1)
Pay	CPURNSA	2.150	Maturity	09/25/2027		600	0	(23)	(23)	0	(1)
Pay	CPURNSA	2.155	Maturity	10/17/2027		1,400	0	(53)	(53)	0	(2)
Pay	CPURNSA	2.335	Maturity	02/05/2028		2,010	4	(28)	(24)	0	(2)
Pay	CPURNSA	2.353	Maturity	05/09/2028		630	0	(5)	(5)	0	(1)
Pay	CPURNSA	2.360	Maturity	05/09/2028		950	0	(6)	(6)	0	(1)
Pay	CPURNSA	2.364	Maturity	05/10/2028		960	0	(6)	(6)	0	(1)
Pay	CPURNSA	2.370	Maturity	06/06/2028		1,800	0	(13)	(13)	0	(2)
Pay	CPURNSA	2.165	Maturity	04/16/2029		1,100	0	(41)	(41)	0	(1)
Pay	CPURNSA	1.954	Maturity	06/03/2029		400	0	(24)	(24)	0	0
Pay	CPURNSA	1.998	Maturity	07/25/2029		2,800	2	(150)	(148)	0	(3)
Receive	CPURNSA	2.311	Maturity	02/24/2031		8,300	4	248	252	11	0
Receive	FRCPXTOB	1.030	Maturity	03/15/2024	EUR	800	0	(3)	(3)	1	0
Pay	FRCPXTOB	1.618	Maturity	07/15/2028		520	0	28	28	0	(1)
Pay	FRCPXTOB	1.910	Maturity	01/15/2038		390	1	48	49	0	0
Pay	UKRPI	3.220	Maturity	03/15/2022	GBP	1,100	0	(16)	(16)	1	0
Pay	UKRPI	3.330	Maturity	01/15/2025		12,100	358	(286)	72	12	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	UKRPI	3.633%	Maturity	12/15/2028	GBP	200	$0	$11	$11	$1	$0
Pay	UKRPI	3.400	Maturity	01/15/2030		3,800	(2)	(65)	(67)	11	0
Pay	UKRPI	3.480	Maturity	01/15/2030		100	1	(1)	0	0	0
Pay	UKRPI	3.340	Maturity	05/15/2030		300	1	(13)	(12)	1	0
Pay	UKRPI	3.400	Maturity	06/15/2030		2,100	35	53	88	10	0
Pay	UKRPI	3.475	Maturity	08/15/2030		200	2	(10)	(8)	1	0
Pay	UKRPI	3.624	Maturity	02/15/2031		1,300	0	(33)	(33)	7	0
Pay	UKRPI	3.750	Maturity	04/15/2031		1,940	1	(7)	(6)	10	0
Pay	UKRPI	3.566	Maturity	03/15/2036		300	0	(7)	(7)	2	0
Pay	UKRPI	3.580	Maturity	03/15/2036		800	(5)	(9)	(14)	5	0

							$(1,844)	$687	$(1,157)	$148	$(40)

Total Swap Agreements							$(1,855)	$701	$(1,154)	$148	$(40)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$686	$148	$834	$(167)	$(916)	$(40)	$(1,123)

(j)	Securities with an aggregate market value of $897 and cash of $4,349 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2021.

(1)	Future styled option.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2021	EUR	10		$11	$0	$(1)
	07/2021		$134	EUR	122	11	0
	08/2021	EUR	17		$20	0	0
	08/2021	GBP	13		18	0	0
	08/2021		$103	EUR	85	0	(2)

BPS	07/2021	EUR	746		$891	6	0
	07/2021	JPY	858,500		7,849	122	0
	07/2021	NZD	3,087		2,241	83	0
	07/2021		$66	EUR	56	1	0
	08/2021	JPY	911,200		$8,212	8	0
	07/2022		$153	EUR	127	0	(2)

BRC	07/2021	GBP	159		$222	2	0
	08/2021	EUR	17		20	0	0

CBK	07/2021	AUD	3,155		2,440	74	0

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	23

Consolidated Schedule of Investments	PIMCO CommodityRealReturn® Strategy Portfolio	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2021	JPY	52,700		$481	$6	$0
	08/2021	MXN	7,847		375	0	(17)
	02/2022	PEN	1,068		278	0	0

GLM	07/2021	EUR	56		67	0	0
	07/2021	GBP	8,779		12,411	267	0
	07/2021		$57	EUR	49	1	0
	07/2022	EUR	141		$175	6	0
	07/2022		$172	EUR	141	0	(4)
	11/2022	EUR	127		$157	5	0

HUS	07/2021		$11,893	GBP	8,593	0	(7)
	08/2021	EUR	15		$18	1	0
	08/2021	GBP	8,607		11,914	6	0
	08/2021		$11	EUR	10	1	0
	09/2021		1,024	CNH	6,581	0	(11)
	09/2021		11	EUR	10	1	0
	11/2021		12		11	1	0
	12/2021		13		12	1	0
	07/2022	EUR	69		$86	3	0
	07/2022		$212	EUR	175	0	(3)

JPM	08/2021	EUR	74		$90	2	(1)
	09/2021		10		11	0	0
	10/2021		11		12	0	(1)
	11/2021		11		12	0	(1)
	12/2021		12		13	0	(1)
	07/2022		106		122	0	(4)

MYI	07/2021		113		134	1	0
	07/2021		$478	GBP	345	0	(1)

SCX	07/2021	EUR	31,283		$38,270	1,176	0
	08/2021		32,029		38,008	5	0
	09/2021		$1,024	IDR	14,749,915	0	(20)

TOR	07/2021	EUR	113		$123	0	(10)
	10/2021		$12	EUR	11	1	0

Total Forward Foreign Currency Contracts						$1,791	$(86)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.195%	11/02/2022	950	$1	$140
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	1,190	91	174

BRC	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	610	45	89

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.700	08/24/2021	16,700	60	7
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.190	11/02/2022	900	66	133

							$263	$543

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	$99.664	07/07/2021	200	$1	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	100.156	08/05/2021	100	1	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	100.473	08/05/2021	100	1	1
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	103.234	08/05/2021	250	1	1

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	99.641	07/07/2021	200	1	0

					$5	$2

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(2)	Expiration Date	Notional Amount(1)	Cost(2)	Market Value
BOA	Call & Put - OTC 1-Year vs. 30-Year Forward Volatility Agreement	0.000%	06/16/2023	14	$2	$2

MYC	Call & Put - OTC 1-Year vs. 30-Year Forward Volatility Agreement	0.000	06/16/2023	22	2	2

					$4	$4

Total Purchased Options					$272	$549

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750%	08/18/2021	700	$ (1)	$ 0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	07/21/2021	500	(1)	0

BPS	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	07/21/2021	100	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.825	08/18/2021	500	(1)	0

BRC	Call - OTC CDX.IG-36 5-Year Index	Buy	0.475	08/18/2021	700	(1)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	09/15/2021	700	(1)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	700	0	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	700	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	07/21/2021	400	0	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	08/18/2021	2,400	(3)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	08/18/2021	600	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	08/18/2021	500	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	08/18/2021	500	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	800	(1)	(1)

CBK	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	08/18/2021	600	(1)	0

DUB	Call - OTC CDX.IG-36 5-Year Index	Buy	0.475	08/18/2021	800	(1)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	09/15/2021	800	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	09/15/2021	2,200	(1)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	08/18/2021	600	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	08/18/2021	600	(1)	0

FBF	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	09/15/2021	200	(1)	0
	Call - OTC CDX.IG-36 5-Year Index	Buy	0.475	08/18/2021	300	1	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	08/18/2021	1,000	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	09/15/2021	800	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	09/15/2021	1,400	(1)	0

GST	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	200	1	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	08/18/2021	600	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	500	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	07/21/2021	500	(1)	0

MYC	Put - OTC CDX.HY-36 5-Year Index	Sell	98.000	07/21/2021	100	1	0

						$ (24)	$ (6)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	1,200	$(55)	$(1)

JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	600	(4)	0

						$(59)	$(1)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000%	11/02/2022	2,900	$0	$(130)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	3,590	(89)	(162)

BRC	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	1,810	(44)	(81)

DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	09/29/2021	3,680	(25)	(2)

GLM	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.526	11/17/2022	20,500	(32)	(10)

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	09/29/2021	100	(1)	0

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	25

Consolidated Schedule of Investments	PIMCO CommodityRealReturn® Strategy Portfolio	(Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.550%	08/24/2021	33,400	$(53)	$(3)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.760	07/07/2021	100	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.776	07/07/2021	100	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	09/29/2021	4,420	(31)	(3)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/02/2022	2,800	(68)	(126)

							$(345)	$(517)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC BCOMTR Index «	89.000	07/19/2021	2	$(1)	$(1)
	Call - OTC BCOMTR Index «	93.955	08/02/2021	2	(1)	(6)
	Call - OTC BCOMTR Index «	95.335	08/05/2021	4	(3)	(7)
	Call - OTC BCOMTR Index «	98.000	08/10/2021	3	(2)	(3)
	Put - OTC BCOMTR Index «	74.137	08/11/2021	4	(2)	0
	Put - OTC BCOMTR Index «	74.137	08/25/2021	4	(2)	0
	Call - OTC BCOMTR Index «	105.000	11/23/2021	2	(1)	(2)
	Call - OTC BCOMTR Index «	90.000	01/14/2022	5	(14)	(33)
	Call - OTC S&P GSCI Energy Index «	1.685	09/14/2021	6,652	(36)	0

JPM	Call - OTC BCOMTR Index «	90.000	01/18/2022	2	(6)	(17)

MYC	Call - OTC BCOMTR Index «	93.940	03/02/2022	2	(6)	(12)

UAG	Call - OTC BCOMTR Index «	102.600	03/02/2022	4	(4)	(9)

					$(78)	$(90)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	$101.422	07/07/2021	300	$(1)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	102.297	08/05/2021	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	103.797	08/05/2021	200	(1)	0

GSC	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	101.227	07/07/2021	100	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	101.367	08/05/2021	200	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 09/01/2051	99.023	09/07/2021	200	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 09/01/2051	101.023	09/07/2021	200	(1)	(1)

JPM	Put - OTC Ginnie Mae, TBA 2.500% due 08/01/2051	102.234	08/12/2021	400	(1)	(1)
	Put - OTC Ginnie Mae, TBA 2.500% due 08/01/2051	102.297	08/12/2021	400	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	99.156	08/05/2021	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	99.473	08/05/2021	200	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 09/01/2051	101.313	09/07/2021	100	0	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2051	102.047	07/07/2021	100	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2051	104.047	07/07/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	101.984	08/05/2021	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	102.234	08/05/2021	500	(2)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	103.984	08/05/2021	200	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 08/01/2051	104.141	08/05/2021	200	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 09/01/2051	103.695	09/07/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 09/01/2051	103.984	09/07/2021	100	0	0

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	99.375	07/07/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	99.547	07/07/2021	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	99.609	07/07/2021	600	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	99.672	07/07/2021	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	100.219	07/07/2021	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	101.203	07/07/2021	600	(2)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	101.219	07/07/2021	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	101.227	07/07/2021	100	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	101.375	07/07/2021	100	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	101.422	07/07/2021	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	101.547	07/07/2021	100	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	101.641	07/07/2021	300	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	101.645	07/07/2021	400	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	101.766	07/07/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	99.172	08/05/2021	400	(3)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	99.188	08/05/2021	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	99.406	08/05/2021	800	(3)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	99.688	08/05/2021	400	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	99.938	08/05/2021	200	(1)	(1)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	$101.188	08/05/2021	200	$0	$(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	101.406	08/05/2021	800	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 09/01/2051	99.281	09/07/2021	200	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 09/01/2051	101.281	09/07/2021	400	(1)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 09/01/2051	101.297	09/07/2021	200	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 09/01/2051	101.328	09/07/2021	500	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2051	102.164	07/07/2021	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2051	102.211	07/07/2021	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2051	102.375	07/07/2021	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	101.703	08/05/2021	200	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	101.801	08/05/2021	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	102.078	08/05/2021	300	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	102.344	08/05/2021	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	102.586	08/05/2021	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	103.609	08/05/2021	400	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 09/01/2051	101.844	09/07/2021	100	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 09/01/2051	103.844	09/07/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 08/01/2051	104.258	08/05/2021	200	(1)	(1)

					$(52)	$(25)

Total Written Options					$(558)	$(639)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit		Payment Frequency	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Pay	CBOT Wheat December Futures	$	6.954	Maturity	11/26/2021	1,254	$0	$0	$0	$0
	Pay	CBOT Wheat September Futures		6.618	Maturity	08/27/2021	1,239	0	0	0	0
	Pay	CBOT Wheat September Futures		6.863	Maturity	08/27/2021	2,507	0	0	0	0
	Receive	EURMARGIN 4Q21		5.300	Maturity	12/31/2021	2,700	0	0	0	0
	Receive	EURMARGIN CAL21		6.120	Maturity	12/31/2021	300	(1)	1	0	0
	Pay	GOLDLNPM Index		1,759.850	Maturity	07/29/2021	100	0	0	0	0
	Pay	HOBR CAL21		11.994	Maturity	12/31/2021	600	0	(3)	0	(3)
	Receive	ULSDCO CAL21		9.170	Maturity	12/31/2021	600	0	(1)	0	(1)

CBK	Receive	HOBR CAL21		15.670	Maturity	12/31/2021	576	0	0	0	0
	Receive	MEHMID CAL20-21		1.840	Maturity	12/31/2021	1,000	0	(1)	0	(1)

CIB	Receive	GOLDLNPM Index		1,823.754	Maturity	07/29/2021	200	0	(10)	0	(10)

DUB	Pay	GOLDLNPM Index		1,755.500	Maturity	07/29/2021	100	0	(2)	0	(2)

GST	Receive	EURMARGIN CAL21		3.500	Maturity	12/31/2021	600	0	1	1	0
	Receive	HOBR CAL21		14.080	Maturity	12/31/2021	600	0	1	1	0
	Pay	HOBR CAL21		17.320	Maturity	12/31/2021	1,800	0	2	2	0
	Receive	KCBT Wheat September Futures		6.025	Maturity	08/27/2021	10,000	0	6	6	0
	Receive	KCBT Wheat September Futures		6.120	Maturity	08/27/2021	10,000	0	5	5	0
	Receive	KCBT Wheat September Futures		6.260	Maturity	08/27/2021	10,000	0	3	3	0
	Pay	LLSMEH 1H22		1.000	Maturity	06/30/2022	1,200	0	0	0	0
	Pay	LLSMEH 2H22		1.000	Maturity	12/31/2022	600	0	0	0	0
	Pay	LLSMEH CAL22		1.000	Maturity	12/31/2022	1,200	0	0	0	0

JPM	Pay	CBOT Wheat September Futures		6.710	Maturity	08/27/2021	10,000	0	(1)	0	(1)
	Pay	CBOT Wheat September Futures		6.800	Maturity	08/27/2021	10,000	0	0	0	0
	Pay	CBOT Wheat September Futures		6.880	Maturity	08/27/2021	10,000	0	1	1	0
	Receive	EURMARGIN CAL21		6.350	Maturity	12/31/2021	1,080	(3)	2	0	(1)
	Receive	EUROBOBCO CAL21		7.700	Maturity	12/31/2021	4,050	(21)	25	4	0
	Receive	GOLDLNPM Index		1,771.473	Maturity	07/29/2021	200	0	0	0	0
	Receive	GOLDLNPM Index		1,889.912	Maturity	11/29/2022	100	0	(11)	0	(11)
	Receive	HOBR CAL21		15.500	Maturity	12/31/2021	624	0	1	1	0
	Receive	LLSCO CAL21		1.700	Maturity	12/31/2021	1,200	0	2	2	0
	Pay	LLSMEH 1H22		1.050	Maturity	06/30/2022	600	0	0	0	0
	Receive	MEHCO CAL22		2.820	Maturity	12/31/2022	3,600	0	3	3	0
	Receive	MEHCO CAL22		2.300	Maturity	12/31/2022	2,400	0	1	1	0

MAC	Receive	EURMARGIN 4Q21		5.300	Maturity	12/31/2021	1,800	0	0	0	0
	Receive	EURMARGIN CAL21		3.100	Maturity	12/31/2021	6,000	0	15	15	0
	Receive	EUROBOBCO CAL21		4.950	Maturity	12/31/2021	4,200	(28)	43	15	0
	Receive	HOBR CAL21		16.250	Maturity	12/31/2021	600	0	0	0	0
	Receive	KCBT Wheat September Futures		6.255	Maturity	08/27/2021	10,000	0	3	3	0
	Receive	LLSCO CAL22		2.800	Maturity	12/31/2022	1,200	0	2	2	0
	Receive	MEHCO CAL21		3.250	Maturity	12/31/2021	600	0	1	1	0
	Receive	MEHCO CAL22		2.300	Maturity	12/31/2022	1,200	0	0	0	0
	Receive	MEHMID CAL21		1.100	Maturity	12/31/2021	500	0	0	0	0

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	27

Consolidated Schedule of Investments	PIMCO CommodityRealReturn® Strategy Portfolio	(Cont.)

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit		Payment Frequency	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MEI	Pay	GCQ1 Index	$	1,828.850	Maturity	07/29/2021	1,000	$0	$57	$57	$0
	Receive	GOLDLNPM Index		1,771.155	Maturity	07/29/2021	400	0	0	0	0
	Receive	GOLDLNPM Index		1,821.830	Maturity	07/29/2021	300	0	(15)	0	(15)

MYC	Receive	EURMARGIN 1H22		6.210	Maturity	06/30/2022	1,200	0	1	1	0
	Receive	EURMARGIN CAL21		3.450	Maturity	12/31/2021	300	0	1	1	0
	Receive	EURMARGIN F2-M2		6.200	Maturity	06/30/2022	600	0	0	0	0
	Receive	EUROBOBCO CAL21		5.600	Maturity	12/31/2021	1,200	0	4	4	0
	Pay	LLSCO CAL21		1.250	Maturity	12/31/2021	1,200	0	(1)	0	(1)
	Receive	LLSCO CAL22		2.500	Maturity	12/31/2022	1,200	0	2	2	0
	Receive	LLSCO CAL22		2.100	Maturity	12/31/2022	2,400	0	3	3	0
	Receive	MEHCO CAL22		2.360	Maturity	12/31/2022	1,200	0	0	0	0
	Receive	MEHCO CAL22		2.330	Maturity	12/31/2022	1,200	0	0	0	0
	Receive	MEHCO CAL22		2.300	Maturity	12/31/2022	1,200	0	0	0	0
	Receive	TTFNBP 1Q22	GBP	5.360	Maturity	03/31/2022	180,000	0	(1)	0	(1)
	Receive	TTFNBP 1Q22		5.150	Maturity	03/31/2022	90,000	0	(1)	0	(1)
	Receive	TTFNBP 1Q22		5.000	Maturity	03/31/2022	180,000	0	(2)	0	(2)
	Receive	TTFNBP V1-H2		4.250	Maturity	03/31/2022	182,000	0	(1)	0	(1)
	Receive	TTFNBP V1-H2		4.130	Maturity	03/31/2022	182,000	0	(1)	0	(1)
	Receive	ULSDCO CAL21	$	6.450	Maturity	12/31/2021	600	0	1	1	0
	Receive	ULSDCO CAL21		6.630	Maturity	12/31/2021	600	0	1	1	0

								$(53)	$137	$136	$(52)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
DUB	CMBX.NA.AAA.8 Index	0.500%	Monthly	10/17/2057	$800	$(42)	$50	$8	$0

GST	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	300	(17)	20	3	0

SAL	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	400	(1)	5	4	0

						$(60)	$75	$15	$0

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	BCOMF1NTC Index	17,434	0.120%	Monthly	02/15/2022	$2,200	$0	$2	$2	$0
	Receive	BCOMF1TC Index(9)	83,211	0.190% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	7,125	0	83	83	0
	Receive	BCOMTR Index	140,453	0.170% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	28,053	0	298	298	0

CBK	Receive	BCOMF1TC Index	421	0.190% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	41	0	0	0	0
	Receive	BCOMTR Index	243,540	0.170% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	48,642	0	517	517	0
	Receive	CIXBSTR3 Index	105,682	0.200% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	23,237	0	229	229	0

CIB	Receive	BCOMTR Index	5,671	0.170% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	1,133	0	12	12	0
	Receive	PIMCODB Index	24,083	0.000%	Monthly	02/15/2022	2,858	0	25	25	0

FBF	Receive	BCOMTR Index	125,200	0.150% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	25,006	0	266	266	0

GST	Receive	BCOMTR Index	469	0.000%	Maturity	08/02/2021	38	5	1	6	0
	Receive	BCOMTR Index	493	0.000%	Maturity	08/05/2021	41	0	6	6	0
	Receive	BCOMTR Index	862	0.000%	Maturity	08/10/2021	79	1	2	3	0
	Pay	BCOMTR Index	173	0.000%	Maturity	11/23/2021	16	0	0	0	0
	Receive	BCOMTR Index	2,278	0.000%	Maturity	01/14/2022	185	12	18	30	0

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	BCOMF1TC Index(10)	102,940	0.190% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	$32,657	$0	$381	$381	$0
	Receive	BCOMTR Index	95,967	0.180% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	19,168	0	204	204	0
	Receive	CMDSKEWLS Index	12,736	0.250%	Monthly	02/15/2022	2,453	0	(72)	0	(72)

JPM	Receive	JMABFNJ2 Index	24,745	0.000%	Monthly	12/31/2021	2,354	0	0	0	0
	Receive	BCOMTR Index	2,671	0.000%	Maturity	01/18/2022	215	28	9	37	0
	Receive	BCOMF1TC Index	1,416	0.200% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	235	0	3	3	0
	Receive	BCOMTR Index	171,373	0.180% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	34,228	0	364	364	0
	Receive	JMABNIC5 Index(11)	61,021	0.000%	Monthly	02/15/2022	8,914	0	(9)	0	(9)

MAC	Receive	BCOMTR Index	78,211	0.180% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	15,621	0	166	166	0
	Receive	BCOMTR1 Index(12)	131,416	0.180% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	12,947	0	137	137	0
	Receive	PIMCODB Index	24,069	0.000%	Monthly	02/15/2022	2,817	0	22	22	0

MEI	Receive	BCOMTR2 Index(13)	292,026	0.170% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	43,688	0	419	419	0

MYC	Receive	BCOMTR Index	419,352	0.160% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	83,757	0	891	891	0
	Receive	BCOMTR1 Index(14)	80,105	0.200% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	46,489	0	493	493	0
	Receive	BCOMTR Index	1,041	0.000%	Maturity	03/02/2022	89	3	7	10	0

RBC	Receive	RBCAEC0T Index	50,266	0.150% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	3,417	0	34	34	0

SOG	Receive	BCOMTR Index	2,272	0.180% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	454	0	5	5	0

UAG	Receive	BCOMTR Index	981	0.000%	Maturity	03/02/2022	84	3	6	9	0

								$52	$4,519	$4,652	$(81)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	Pay	GOLDLNPM Index(7)	4.347%	Maturity	03/04/2022	$777	$0	$14	$14	$0
	Pay	GOLDLNPM Index(7)	6.970	Maturity	08/02/2024	67	0	2	2	0

UAG	Pay	GOLDLNPM Index(7)	5.153	Maturity	12/05/2022	176	0	3	3	0

							$0	$19	$19	$0

Total Swap Agreements							$(61)	$4,750	$4,822	$(133)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$11	$2	$0	$13	$(3)	$0	$0	$(3)	$10	$0	$10
BPS	220	314	383	917	(2)	(292)	(4)	(298)	619	191	810
BRC	2	89	0	91	0	(85)	0	(85)	6	0	6
CBK	80	0	746	826	(17)	0	(1)	(18)	808	392	1,200

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	29

Consolidated Schedule of Investments	PIMCO CommodityRealReturn® Strategy Portfolio	(Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
CIB	$0	$0	$37	$37	$0	$0	$(10)	$(10)	$27	$0	$27
DUB	0	0	8	8	0	(4)	(2)	(6)	2	(10)	(8)
FBF	0	0	266	266	0	0	0	0	266	135	401
GLM	279	0	0	279	(4)	(11)	0	(15)	264	(330)	(66)
GSC	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
GST	0	0	651	651	0	(52)	(72)	(124)	527	258	785
HUS	14	0	0	14	(21)	0	0	(21)	(7)	0	(7)
JPM	2	2	432	436	(8)	(22)	(22)	(52)	384	296	680
MAC	0	0	361	361	0	0	0	0	361	131	492
MEI	0	0	476	476	0	0	(15)	(15)	461	227	688
MYC	0	142	1,407	1,549	0	(144)	(7)	(151)	1,398	(1,937)	(539)
MYI	1	0	0	1	(1)	0	0	(1)	0	1	1
RBC	0	0	34	34	0	0	0	0	34	0	34
SAL	0	0	4	4	0	(17)	0	(17)	(13)	0	(13)
SCX	1,181	0	0	1,181	(20)	0	0	(20)	1,161	(881)	280
SOG	0	0	5	5	0	0	0	0	5	0	5
TOR	1	0	0	1	(10)	0	0	(10)	(9)	0	(9)
UAG	0	0	12	12	0	(9)	0	(9)	3	0	3

Total Over the Counter	$1,791	$549	$4,822	$7,162	$(86)	$(639)	$(133)	$(858)

(l)

Securities with an aggregate market value of $2,310 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2021.

(1)	Notional Amount represents the number of contracts.
(2)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.
(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(7)	Variance Swap
(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

(9)	The following table represents the individual positions within the total return swap as of June 30, 2021:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Aluminum September 2022 Futures	4.4%	$317
Arabica Coffee September 2021 Futures	3.1	219
Brent Crude September 2021 Futures	8.0	570
Copper September 2021 Futures	5.3	379
Corn September 2021 Futures	5.8	411
Cotton No. 02 December 2021 Futures	1.4	97
Gas Oil September 2021 Futures	3.0	217
Gold 100 oz. August 2021 Futures	11.5	821
Hard Red Winter Wheat September 2021 Futures	1.5	105
Lean Hogs August 2021 Futures	2.2	156
Live Cattle August 2021 Futures	3.5	249
New York Harbor ULSD September 2021 Futures	2.5	174
Nickel September 2021 Futures	2.3	165
NYMEX — Natural Gas September 2022 Futures	9.2	658
RBOB Gasoline September 2021 Futures	2.8	198
Silver September 2021 Futures	3.6	253
Soybean Meal December 2021 Futures	2.7	193
Soybean Oil December 2021 Futures	3.9	277
Soybeans November 2021 Futures	5.1	364
Sugar No. 11 October 2021 Futures	2.9	208
Wheat September 2021 Futures	2.6	185
WTI Crude September 2021 Futures	9.9	706
Zinc September 2021 Futures	2.8	203

Total Long Futures Contracts		$7,125

Total Notional Amount		$7,125

(10)	The following table represents the individual positions within the total return swap as of June 30, 2021:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Aluminum September 2022 Futures	4.5%	$1,451
Arabica Coffee September 2021 Futures	3.1	1,002
Brent Crude September 2021 Futures	8.0	2,612
Copper September 2021 Futures	5.3	1,738
Corn September 2021 Futures	5.8	1,882
Cotton No. 02 December 2021 Futures	1.4	447
Gas Oil September 2021 Futures	3.0	994
Gold 100 oz. August 2021 Futures	11.5	3,765
Hard Red Winter Wheat September 2021 Futures	1.5	481
Lean Hogs August 2021 Futures	2.2	716
Live Cattle August 2021 Futures	3.5	1,140
New York Harbor ULSD September 2021 Futures	2.4	800
Nickel September 2021 Futures	2.3	758
NYMEX — Natural Gas September 2022 Futures	9.2	3,018
RBOB Gasoline September 2021 Futures	2.8	905
Silver September 2021 Futures	3.6	1,162
Soybean Meal December 2021 Futures	2.7	883
Soybean Oil December 2021 Futures	3.9	1,272
Soybeans November 2021 Futures	5.1	1,667
Sugar No. 11 October 2021 Futures	2.9	951
Wheat September 2021 Futures	2.6	848
WTI Crude September 2021 Futures	9.9	3,235
Zinc September 2021 Futures	2.8	930

Total Long Futures Contracts		$32,657

Total Notional Amount		$32,657

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	31

Consolidated Schedule of Investments	PIMCO CommodityRealReturn® Strategy Portfolio	(Cont.)

(11)	The following table represents the individual positions within the total return swap as of June 30, 2021:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Brent Crude December 2021 Futures	22.5%	$2,006
Cotton No. 02 December 2021 Futures	1.5	138
Gas Oil November 2021 Futures	3.5	307
Gold 100 oz. August 2021 Futures	13.0	1,162
Live Cattle August 2021 Futures	6.4	574
LME — Copper August 2022 Futures	7.0	628
New York Harbor ULSD November 2021 Futures	5.1	454
Nickel August 2021 Futures	3.7	327
RBOB Gasoline November 2021 Futures	5.5	488
Silver September 2021 Futures	4.0	358
Soybean Meal December 2021 Futures	10.9	967
Soybeans November 2021 Futures	13.6	1,212
Sugar No. 11 October 2021 Futures	3.3	293

Total Long Futures Contracts		$8,914

Total Notional Amount		$8,914

(12)	The following table represents the individual positions within the total return swap as of June 30, 2021:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Aluminum September 2022 Futures	4.4%	$575
Arabica Coffee September 2021 Futures	3.1	397
Brent Crude September 2021 Futures	8.0	1,036
Copper September 2021 Futures	5.3	689
Corn September 2021 Futures	5.8	746
Cotton No. 02 December 2021 Futures	1.4	177
Gas Oil September 2021 Futures	3.0	394
Gold 100 oz. August 2021 Futures	11.5	1,493
Hard Red Winter Wheat September 2021 Futures	1.5	190
Lean Hogs August 2021 Futures	2.2	284
Live Cattle August 2021 Futures	3.5	452
New York Harbor ULSD September 2021 Futures	2.4	317
Nickel September 2021 Futures	2.3	300
NYMEX — Natural Gas September 2022 Futures	9.2	1,197
RBOB Gasoline September 2021 Futures	2.8	359
Silver September 2021 Futures	3.6	461
Soybean Meal December 2021 Futures	2.7	350
Soybean Oil December 2021 Futures	3.9	504
Soybeans November 2021 Futures	5.1	661
Sugar No. 11 October 2021 Futures	2.9	377
Wheat September 2021 Futures	2.6	336
WTI Crude September 2021 Futures	9.9	1,283
Zinc September 2021 Futures	2.9	369

Total Long Futures Contracts		$12,947

Total Notional Amount		$12,947

32	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

(13)	The following table represents the individual positions within the total return swap as of June 30, 2021:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Aluminum September 2022 Futures	4.4%	$1,941
Arabica Coffee September 2021 Futures	3.1	1,341
Brent Crude September 2021 Futures	8.0	3,494
Copper September 2021 Futures	5.3	2,325
Corn September 2021 Futures	5.8	2,517
Cotton No. 02 December 2021 Futures	1.4	597
Gas Oil September 2021 Futures	3.0	1,330
Gold 100 oz. August 2021 Futures	11.5	5,037
Hard Red Winter Wheat September 2021 Futures	1.5	643
Lean Hogs August 2021 Futures	2.2	958
Live Cattle August 2021 Futures	3.5	1,525
New York Harbor ULSD September 2021 Futures	2.5	1,071
Nickel September 2021 Futures	2.3	1,014
NYMEX — Natural Gas September 2022 Futures	9.2	4,038
RBOB Gasoline September 2021 Futures	2.8	1,211
Silver September 2021 Futures	3.6	1,554
Soybean Meal December 2021 Futures	2.7	1,181
Soybean Oil December 2021 Futures	3.9	1,701
Soybeans November 2021 Futures	5.1	2,231
Sugar No. 11 October 2021 Futures	2.9	1,272
Wheat September 2021 Futures	2.6	1,134
WTI Crude September 2021 Futures	9.9	4,328
Zinc September 2021 Futures	2.8	1,245

Total Long Futures Contracts		$43,688

Total Notional Amount		$43,688

(14)	The following table represents the individual positions within the total return swap as of June 30, 2021:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Aluminum September 2022 Futures	4.4%	$2,066
Arabica Coffee September 2021 Futures	3.1	1,427
Brent Crude September 2021 Futures	8.0	3,718
Copper September 2021 Futures	5.3	2,474
Corn September 2021 Futures	5.8	2,679
Cotton No. 02 December 2021 Futures	1.4	636
Gas Oil September 2021 Futures	3.0	1,415
Gold 100 oz. August 2021 Futures	11.5	5,360
Hard Red Winter Wheat September 2021 Futures	1.5	684
Lean Hogs August 2021 Futures	2.2	1,019
Live Cattle August 2021 Futures	3.5	1,623
New York Harbor ULSD September 2021 Futures	2.4	1,139
Nickel September 2021 Futures	2.3	1,079
NYMEX — Natural Gas September 2022 Futures	9.2	4,297
RBOB Gasoline September 2021 Futures	2.8	1,289
Silver September 2021 Futures	3.6	1,654
Soybean Meal December 2021 Futures	2.7	1,256
Soybean Oil December 2021 Futures	3.9	1,810
Soybeans November 2021 Futures	5.1	2,374
Sugar No. 11 October 2021 Futures	2.9	1,354
Wheat September 2021 Futures	2.6	1,206
WTI Crude September 2021 Futures	9.9	4,605
Zinc September 2021 Futures	2.9	1,325

Total Long Futures Contracts		$46,489

Total Notional Amount		$46,489

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	33

Consolidated Schedule of Investments	PIMCO CommodityRealReturn® Strategy Portfolio	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$515	$0	$0	$0	$171	$686
Swap Agreements	0	0	0	0	148	148

	$515	$0	$0	$0	$319	$834

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,791	$0	$1,791
Purchased Options	0	0	0	0	549	549
Swap Agreements	4,807	15	0	0	0	4,822

	$4,807	$15	$0	$1,791	$549	$7,162

	$5,322	$15	$0	$1,791	$868	$7,996

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$167	$0	$0	$0	$0	$167
Futures	467	0	0	0	449	916
Swap Agreements	0	0	0	0	40	40

	$634	$0	$0	$0	$489	$1,123

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$86	$0	$86
Written Options	90	6	0	0	543	639
Swap Agreements	133	0	0	0	0	133

	$223	$6	$0	$86	$543	$858

	$857	$6	$0	$86	$1,032	$1,981

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$102	$0	$0	$0	$19	$121
Futures	97	0	0	0	5,614	5,711
Swap Agreements	0	(172)	0	0	76	(96)

	$199	$(172)	$0	$0	$5,709	$5,736

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,163)	$0	$(1,163)
Purchased Options	0	0	0	(62)	(5)	(67)
Written Options	44	39	0	0	44	127
Swap Agreements	82,061	4	0	0	0	82,065

	$82,105	$43	$0	$(1,225)	$39	$80,962

	$82,304	$(129)	$0	$(1,225)	$5,748	$86,698

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$(25)	$0	$0	$0	$0	$(25)
Futures	192	0	0	0	(2,760)	(2,568)
Swap Agreements	0	183	0	0	(353)	(170)

	$167	$183	$0	$0	$(3,113)	$(2,763)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,639	$0	$2,639
Purchased Options	0	0	0	60	220	280
Written Options	(11)	12	0	0	(116)	(115)
Swap Agreements	(5,495)	(1)	0	0	0	(5,496)

	$(5,506)	$11	$0	$2,699	$104	$(2,692)

	$(5,339)	$194	$0	$2,699	$(3,009)	$(5,455)

34	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$7,792	$0	$7,792
Industrials	0	960	0	960
Utilities	0	793	0	793
U.S. Government Agencies	0	20,562	0	20,562
U.S. Treasury Obligations	0	370,728	0	370,728
Non-Agency Mortgage-Backed Securities	0	9,044	0	9,044
Asset-Backed Securities	0	31,925	0	31,925
Sovereign Issues	0	50,748	0	50,748
Preferred Securities
Banking & Finance	0	264	0	264
Short-Term Instruments
Repurchase Agreements	0	132,400	0	132,400
Argentina Treasury Bills	0	93	0	93
U.S. Treasury Bills	0	8,329	0	8,329
U.S. Treasury Cash Management Bills	0	2,024	0	2,024

	$0	$635,662	$0	$635,662

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$24	$0	$0	$24

Total Investments	$24	$635,662	$0	$635,686

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$617	$217	$0	$834
Over the counter	0	7,162	0	7,162

	$617	$7,379	$0	$7,996

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(783)	(340)	0	(1,123)
Over the counter	0	(768)	(90)	(858)

	$(783)	$(1,108)	$(90)	$(1,981)

Total Financial Derivative Instruments	$(166)	$6,271	$(90)	$6,015

Totals	$(142)	$641,933	$(90)	$641,701

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	35

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated

Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a

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class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP.

Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of

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Notes to Financial Statements	(Cont.)

another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities,

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indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not

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Notes to Financial Statements	(Cont.)

necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

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Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolio’s website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2021 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$5,925	$126,202	$(132,100)	$(2)	$(1)	$24	$2	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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Notes to Financial Statements	(Cont.)

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule

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for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Portfolio to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Portfolio’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolio and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined

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Notes to Financial Statements	(Cont.)

repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

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During the period ended June 30, 2021, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a

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Notes to Financial Statements	(Cont.)

premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

Straddle Options  (“Straddle”) are investment strategies that use combinations of options that allow the Portfolio to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a

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component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the

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Notes to Financial Statements	(Cont.)

swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest

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rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Under certain conditions, generally in a market where the value of both commodity-linked derivative instruments and fixed income securities are declining, the Portfolio may experience substantial losses. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

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Notes to Financial Statements	(Cont.)

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty, resides with the Portfolio’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Model Risk  is the risk that the Portfolio’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Portfolio.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

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Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio and my cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Portfolio will not receive the principal until maturity

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in the CRRS Subsidiary, the Portfolio is indirectly exposed to the risks associated with the CRRS Subsidiary’s investments. The CRRS Subsidiary is not registered under the Act and may not be subject to all the investor protections of the Act. There is no guarantee that the investment objective of the CRRS Subsidiary will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by a Portfolio rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by a Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which

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Notes to Financial Statements	(Cont.)

can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Portfolio’s investments or the Investment Manager’s operations and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

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Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the

Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and

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Notes to Financial Statements	(Cont.)

administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.49%	0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee

Class M	0.25%	0.20%

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, May 1, 2022, to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2021, there were no recoverable amounts.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such

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amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2021, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Portfolio I, Ltd. (the “Commodity Subsidiary”) has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Portfolio’s Investment Advisory Fee and the Supervisory and Administrative Fee in an amount equal to the management fee and administrative services fee, respectively, paid by the Commodity Subsidiary to PIMCO. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2021, the amount was $422,347. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2021, were as follows (amounts in thousands†):

Purchases	Sales

$1,908	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$491,706	$474,513	$27,317	$11,862

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	|	JUNE 30, 2021	55

Notes to Financial Statements	(Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2021 (Unaudited)		Year Ended 12/31/2020

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	1,102	$7,333	276	$1,430

Class M	7	45	8	44

Administrative Class	7,847	53,874	9,532	49,443

Advisor Class	2,175	15,399	2,428	12,855
Issued as reinvestment of distributions

Institutional Class	17	124	34	165

Class M	1	4	5	23

Administrative Class	428	3,133	2,627	12,687

Advisor Class	194	1,439	1,231	6,025
Cost of shares redeemed

Institutional Class	(57)	(397)	(269)	(1,445)

Class M	(10)	(64)	(26)	(125)

Administrative Class	(6,636)	(45,922)	(9,932)	(52,603)

Advisor Class	(1,559)	(10,897)	(2,558)	(14,044)

Net increase (decrease) resulting from Portfolio share transactions	3,509	$24,071	3,356	$14,455

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2021, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 20% of the Portfolio.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on July 21, 2006, as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 35.1% of the Portfolio’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2021, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

56	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Portfolio may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options.

The Portfolio may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Portfolio, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act. The IRS issued in September 2016 proposed regulations that would have generally treated the Portfolio’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to the Portfolio is treated as qualifying dividends; and (iii) that income inclusion by the Portfolio of its Commodity

Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Portfolio’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as ordinary income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2020, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$10,202	$27,387

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	|	JUNE 30, 2021	57

Notes to Financial Statements	(Cont.)	June 30, 2021	(Unaudited)

As of June 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$618,880	$28,558	$(8,386)	$20,172

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

58	PIMCO VARIABLE INSURANCE TRUST

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada

BOA	Bank of America N.A.	GSC	Goldman Sachs & Co. LLC	SAL	Citigroup Global Markets, Inc.

BOS	BofA Securities, Inc.	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London

BPG	BNP Paribas Securities Corp.	HUS	HSBC Bank USA N.A.	SGY	Societe Generale, NY

BPS	BNP Paribas S.A.	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris

BRC	Barclays Bank PLC	MAC	Macquarie Bank Limited	TDL	Toronto Dominion Bank London

CBK	Citibank N.A.	MEI	Merrill Lynch International	TDM	TD Securities (USA) LLC

CIB	Canadian Imperial Bank of Commerce	MYC	Morgan Stanley Capital Services LLC	TOR	The Toronto-Dominion Bank

DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford

FAR	Wells Fargo Bank National Association	PER	Pershing LLC	UBS	UBS Securities LLC

FBF	Credit Suisse International

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	MXN	Mexican Peso

AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar

CAD	Canadian Dollar	IDR	Indonesian Rupiah	PEN	Peruvian New Sol

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	USD (or $)	United States Dollar

Exchange Abbreviations:

CBOT	Chicago Board of Trade	IFED	ICE Futures U.S. Energy Division	NYMEX	New York Mercantile Exchange

ICE	IntercontinentalExchange®	KCBT	Kansas City Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CPTFEMU	Eurozone HICP ex-Tobacco Index	LLSMEH	Light Louisiana Sweet WTI Crude Oil Options vs. Magellan East Houston WTI Crude Oil Options

BCOMF1NTC	Bloomberg Commodity Index 1-Month Forward Total Return Custom Index	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	LLSCO	Light Louisiana Sweet WTI Crude Oil Options

BCOMF1TC	Bloomberg Commodity Index 1-Month Forward Total Return	EURMARGIN	European Refined Margin	MEHCO	Magellan East Houston WTI Crude Oil Options

BCOMTR	Bloomberg Commodity Index Total Return	EUROBOBCO	Margin Eurobob Gasoline vs. Brent	MEHMID	Magellan East Houston WTI Crude Oil vs. WTI Midland Crude Oil

BRENT	Brent Crude	FRCPXTOB	France Consumer Price ex-Tobacco Index	PIMCODB	PIMCO Custom Commodity Basket

CDX.HY	Credit Derivatives Index - High Yield	GCQ1	Gold Commodity Aug 2021	RBCAEC	Custom Commodity Forward Index

CDX.IG	Credit Derivatives Index - Investment Grade	GOLDLNPM	London Gold Market Fixing Ltd. PM	TTFNBP	Title Transfer Facility National Balancing Point

CIXBSTR3	Custom Commodity Index	GSCI	Goldman Sachs Commodity Index	UKRPI	United Kingdom Retail Prices Index

CMBX	Commercial Mortgage-Backed Index	HOBR	Heating Oil Brent Crude	ULSD	Ultra-Low Sulfur Diesel

CMDSKEWLS	CBEO SKEW Index is an index derived from the price of S&P 500 tail risk	JMABFNJ	J.P. Morgan Custom Commodity Index	ULSDCO	Ultra-Low Sulfur Diesel Crude

CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	JMABNIC	J.P. Morgan Nic Custom Index	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:

BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor	WTI	West Texas Intermediate

DAC	Designated Activity Company	oz.	Ounce

SEMIANNUAL REPORT	|	JUNE 30, 2021	59

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, America Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month period ended June 30, 2021.

60	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT03SAR_063021

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2021

PIMCO Dynamic Bond Portfolio

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2021. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic (“COVID-19”). Looking back, fourth quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was 4.3%. The economy gained momentum during the first quarter of 2021 as GDP growth in the U.S. was 6.3%. Finally, the Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was 6.5%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion a month of Treasury securities and $40 billion a month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed pushed forward its forecast for the first rate hikes. The central bank now expects two interest rate increases by the end of 2023, compared to 2024 in its March 2021 update. In addition, while Fed Chair Jerome Powell said it would begin discussing a scaling back of bond purchases, he maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” He also said that any discussion of raising rates was “highly premature.”

Economies outside the U.S. also continued to be impacted by COVID-19. In its April 2021 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.4% in 2021, compared to a 3.5% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low. It also continued to purchase bonds and, in June 2021, vowed to increase its purchases at a significantly higher pace than earlier in the year. Finally, in July 2021, after the reporting period ended, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium term, versus its previous target for inflation that was below but close to 2%. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond buying program. In June 2021, the central bank said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19-relief program by at least six months.

Both short- and long-term U.S. Treasury yields moved higher, albeit from very low levels, during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.45% at the end of the reporting period, versus 0.93% on December 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -2.02%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -1.04%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced mixed returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.65%, whereas

2	PIMCO VARIABLE INSURANCE TRUST

emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -1.00%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -3.38%.

Despite periods of volatility, global equities produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.25%, fueled, in our view, by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 13.05%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 7.45%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 5.74% and European equities, as represented by the MSCI Europe Index, returned 15.35%.

Commodity prices were volatile but generally produced positive results. When the reporting period began, Brent crude oil was approximately $51 a barrel, but ended the reporting period at roughly $75 a barrel. We believe oil prices rallied as producers reduced their output and then demand increased as global growth improved. Elsewhere, copper prices moved sharply higher, whereas gold prices declined.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar strengthened against several other major currencies. For example, the U.S. dollar returned 2.93% and 7.07% versus the euro and Japanese yen, respectively. However, the U.S. dollar returned -1.18% versus the British pound.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JUNE 30, 2021	3

Important Information About the PIMCO Dynamic Bond Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Dynamic Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar

4	PIMCO VARIABLE INSURANCE TRUST

LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index

(“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio's diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Dynamic Bond Portfolio	05/02/11	04/30/12	10/31/14	05/02/11	04/30/13	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The

SEMIANNUAL REPORT	|	JUNE 30, 2021	5

Important Information About the PIMCO Dynamic Bond Portfolio	(Cont.)

Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolio is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted

that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolio is uncertain at this time.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Dynamic Bond Portfolio

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of June 30, 2021†§

Corporate Bonds & Notes	33.5%

U.S. Treasury Obligations	22.3%

Asset-Backed Securities	16.9%

Non-Agency Mortgage-Backed Securities	14.1%

Sovereign Issues	6.8%

Short-Term Instruments‡	2.6%

Loan Participations and Assignments	2.4%

Other	1.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Dynamic Bond Portfolio Institutional Class	1.46%	6.55%	4.29%	—	3.13%
PIMCO Dynamic Bond Portfolio Class M	1.24%	6.07%	3.83%	—	2.68%
PIMCO Dynamic Bond Portfolio Administrative Class	1.38%	6.39%	4.14%	2.88%	2.79%
PIMCO Dynamic Bond Portfolio Advisor Class	1.34%	6.28%	4.03%	—	2.34%
3 Month USD LIBOR±	0.11%	0.25%	1.47%	0.91%	0.90%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 05/02/2011.

± The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.87% for Institutional Class shares, 1.32% for Class M shares, 1.02% for Administrative Class shares, and 1.12% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Dynamic Bond Portfolio seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to non-Agency mortgage backed securities contributed to performance, as prices for these securities appreciated.

»	Long exposure to investment grade corporate credit contributed to performance, as U.S. corporate investment grade spreads tightened.

»	Long exposure to high yield corporate cash bonds contributed to performance, as these securities posted positive returns.

»	Long exposure to Treasury Inflation-Protected Securities (“TIPS”) contributed to performance, as breakeven inflation rates rose.

»	Long exposure to select emering market local debt, including Brazil and Peru local debt, detracted from performance as these securities posted negative returns.

»	Long exposure to U.S. duration detracted from performance, as the U.S. yield curve steepened and U.S. interest rates in the 2-year to 10-year portion of the curve rose.

SEMIANNUAL REPORT	|	JUNE 30, 2021	7

Expense Example	PIMCO Dynamic Bond Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2021 to June 30, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,014.60	$4.22	$1,000.00	$1,020.19	$4.24	0.86%
Class M	1,000.00	1,012.40	6.43	1,000.00	1,018.00	6.45	1.31
Administrative Class	1,000.00	1,013.80	4.96	1,000.00	1,019.46	4.97	1.01
Advisor Class	1,000.00	1,013.40	5.45	1,000.00	1,018.97	5.46	1.11

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 178/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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SEMIANNUAL REPORT	|	JUNE 30, 2021	9

Financial Highlights PIMCO Dynamic Bond Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

01/01/2021 - 06/30/2021+	$10.59	$0.20	$(0.03)	$0.17	$(0.12)	$(0.19)	$(0.31)

12/31/2020	10.39	0.31	0.19	0.50	(0.30)	0.00	(0.30)

12/31/2019	10.35	0.35	0.17	0.52	(0.48)	0.00	(0.48)

12/31/2018	10.54	0.33	(0.21)	0.12	(0.31)	0.00	(0.31)

12/31/2017	10.21	0.28	0.24	0.52	(0.19)	0.00	(0.19)

12/31/2016	9.92	0.30	0.18	0.48	(0.19)	0.00	(0.19)
Class M

01/01/2021 - 06/30/2021+	10.59	0.17	(0.03)	0.14	(0.09)	(0.19)	(0.28)

12/31/2020	10.39	0.25	0.21	0.46	(0.26)	0.00	(0.26)

12/31/2019	10.35	0.30	0.17	0.47	(0.43)	0.00	(0.43)

12/31/2018	10.54	0.29	(0.21)	0.08	(0.27)	0.00	(0.27)

12/31/2017	10.21	0.22	0.26	0.48	(0.15)	0.00	(0.15)

12/31/2016	9.92	0.25	0.18	0.43	(0.14)	0.00	(0.14)
Administrative Class

01/01/2021 - 06/30/2021+	10.59	0.18	(0.02)	0.16	(0.11)	(0.19)	(0.30)

12/31/2020	10.39	0.29	0.20	0.49	(0.29)	0.00	(0.29)

12/31/2019	10.35	0.33	0.17	0.50	(0.46)	0.00	(0.46)

12/31/2018	10.54	0.32	(0.21)	0.11	(0.30)	0.00	(0.30)

12/31/2017	10.21	0.25	0.26	0.51	(0.18)	0.00	(0.18)

12/31/2016	9.92	0.29	0.17	0.46	(0.17)	0.00	(0.17)
Advisor Class

01/01/2021 - 06/30/2021+	10.59	0.18	(0.03)	0.15	(0.10)	(0.19)	(0.29)

12/31/2020	10.39	0.28	0.20	0.48	(0.28)	0.00	(0.28)

12/31/2019	10.35	0.32	0.17	0.49	(0.45)	0.00	(0.45)

12/31/2018	10.54	0.31	(0.21)	0.10	(0.29)	0.00	(0.29)

12/31/2017	10.21	0.24	0.26	0.50	(0.17)	0.00	(0.17)

12/31/2016	9.92	0.27	0.18	0.45	(0.16)	0.00	(0.16)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organization expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)	Effective October 2, 2017, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.55%.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.45	1.56%	$26,716	0.86	%*	0.86	%*	0.85	%*	0.85	%*	3.77	%*	194%

10.59	4.97	25,246	0.87		0.87		0.85		0.85		2.99		463

10.39	5.09	24,788	1.00		1.00		0.85		0.85		3.35		266

10.35	1.18	24,611	1.00		1.00		0.85		0.85		3.16		189

10.54	5.16	30,451	0.92	(d)	0.92	(d)	0.89	(d)	0.89	(d)	2.70		210

10.21	4.89	15,701	0.91		0.91		0.90		0.90		3.02		364

10.45	1.33	391	1.31	*	1.31	*	1.30	*	1.30	*	3.32	*	194

10.59	4.49	403	1.32		1.32		1.30		1.30		2.45		463

10.39	4.62	685	1.45		1.45		1.30		1.30		2.89		266

10.35	0.73	632	1.45		1.45		1.30		1.30		2.74		189

10.54	4.69	685	1.37	(d)	1.37	(d)	1.34	(d)	1.34	(d)	2.13		210

10.21	4.42	672	1.36		1.36		1.35		1.35		2.53		364

10.45	1.48	26,555	1.01	*	1.01	*	1.00	*	1.00	*	3.47	*	194

10.59	4.81	182,643	1.02		1.02		1.00		1.00		2.78		463

10.39	4.93	259,017	1.15		1.15		1.00		1.00		3.20		266

10.35	1.03	261,278	1.15		1.15		1.00		1.00		3.04		189

10.54	5.01	281,332	1.07	(d)	1.07	(d)	1.04	(d)	1.04	(d)	2.43		210

10.21	4.73	275,774	1.06		1.06		1.05		1.05		2.87		364

10.45	1.43	14,331	1.11	*	1.11	*	1.10	*	1.10	*	3.52	*	194

10.59	4.70	14,270	1.12		1.12		1.10		1.10		2.73		463

10.39	4.83	15,037	1.25		1.25		1.10		1.10		3.09		266

10.35	0.93	14,310	1.25		1.25		1.10		1.10		2.95		189

10.54	4.90	12,874	1.17	(d)	1.17	(d)	1.14	(d)	1.14	(d)	2.34		210

10.21	4.63	11,461	1.16		1.16		1.15		1.15		2.76		364

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	11

Statement of Assets and Liabilities	PIMCO Dynamic Bond Portfolio	June 30, 2021	(Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$64,814
Investments in Affiliates	200

Financial Derivative Instruments
Exchange-traded or centrally cleared	49
Over the counter	1,199
Cash	340
Deposits with counterparty	462
Foreign currency, at value	462
Receivable for investments sold	1,410
Receivable for TBA investments sold	37,083
Receivable for Portfolio shares sold	23
Interest and/or dividends receivable	407
Total Assets	106,449

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$48
Over the counter	273
Payable for investments purchased	447
Payable for TBA investments purchased	37,132
Deposits from counterparty	411
Payable for Portfolio shares redeemed	7
Accrued investment advisory fees	77
Accrued supervisory and administrative fees	42
Accrued distribution fees	3
Accrued servicing fees	16
Total Liabilities	38,456

Net Assets	$67,993

Net Assets Consist of:

Paid in capital	$57,949
Distributable earnings (accumulated loss)	10,044

Net Assets	$67,993

Net Assets:

Institutional Class	$26,716
Class M	391
Administrative Class	26,555
Advisor Class	14,331

Shares Issued and Outstanding:

Institutional Class	2,557
Class M	37
Administrative Class	2,542
Advisor Class	1,372

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.45
Class M	10.45
Administrative Class	10.45
Advisor Class	10.45

Cost of investments in securities	$62,426
Cost of investments in Affiliates	$200
Cost of foreign currency held	$476
Cost or premiums of financial derivative instruments, net	$(77)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO Dynamic Bond Portfolio

Six Months Ended June 30, 2021 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$4,645
Dividends	15
Dividends from Investments in Affiliates	3
Total Income	4,663

Expenses:

Investment advisory fees	567
Supervisory and administrative fees	310
Distribution and/or servicing fees - Class M	1
Servicing fees - Administrative Class	125
Distribution and/or servicing fees - Advisor Class	18
Trustee fees	3
Interest expense	15
Total Expenses	1,039

Net Investment Income (Loss)	3,624

Net Realized Gain (Loss):

Investments in securities	9,991
Investments in Affiliates	(5)
Exchange-traded or centrally cleared financial derivative instruments	(2,110)
Over the counter financial derivative instruments	(253)
Foreign currency	(132)

Net Realized Gain (Loss)	7,491

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(13,197)
Exchange-traded or centrally cleared financial derivative instruments	3,319
Over the counter financial derivative instruments	1,346
Foreign currency assets and liabilities	7

Net Change in Unrealized Appreciation (Depreciation)	(8,525)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,590

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	13

Statements of Changes in Net Assets	PIMCO Dynamic Bond Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$3,624	$7,580
Net realized gain (loss)	7,491	1,976
Net change in unrealized appreciation (depreciation)	(8,525)	1,579

Net Increase (Decrease) in Net Assets Resulting from Operations	2,590	11,135

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(748)	(720)
Class M	(10)	(14)
Administrative Class	(4,903)	(6,478)
Advisor Class	(397)	(381)

Total Distributions(a)	(6,058)	(7,593)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(151,101)	(80,507)

Total Increase (Decrease) in Net Assets	(154,569)	(76,965)

Net Assets:

Beginning of period	222,562	299,527
End of period	$67,993	$222,562

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Dynamic Bond Portfolio	June 30, 2021 (Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 2.3%

Caesars Resort Collection LLC
2.854% (LIBOR03M + 2.750%) due 12/23/2024 ~		$290	$287

Carnival Corp.
8.500% (LIBOR03M + 7.500%) due 06/30/2025 ~		199	204

Charter Communications Operating LLC
1.860% (LIBOR03M + 1.750%) due 02/01/2027 ~		190	189

Dei Sales, Inc.
6.250% (LIBOR03M + 5.500%) due 04/23/2028 «~		300	297

Dell International LLC
2.000% (LIBOR03M + 1.750%) due 09/19/2025 ~		127	127

RegionalCare Hospital Partners Holdings, Inc.
3.854% (LIBOR03M + 3.750%) due 11/16/2025 ~		456	455

Total Loan Participations and Assignments (Cost $1,546)			1,559

CORPORATE BONDS & NOTES 32.1%

BANKING & FINANCE 16.4%

American Assets Trust LP
3.375% due 02/01/2031		200	206

Banco Santander S.A.
1.849% due 03/25/2026		200	202

Barclays PLC
4.375% due 01/12/2026		300	336

BNP Paribas S.A.
4.705% due 01/10/2025 •		200	218

Credit Suisse AG
6.500% due 08/08/2023 (h)		400	443

Credit Suisse Group AG
3.750% due 03/26/2025		450	488

Deutsche Bank AG
4.250% due 10/14/2021		750	758

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030		100	115

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		300	308
5.596% due 01/07/2022		300	307

Goldman Sachs Group, Inc.
3.691% due 06/05/2028 •		400	442

HSBC Holdings PLC
4.292% due 09/12/2026 •		500	557

Intesa Sanpaolo SpA
3.250% due 09/23/2024		400	426

LeasePlan Corp. NV
2.875% due 10/24/2024		500	526

Lloyds Banking Group PLC
7.625% due 06/27/2023 •(g)(h)	GBP	300	455

MPT Operating Partnership LP
2.500% due 03/24/2026		200	282

Nationwide Building Society
4.302% due 03/08/2029 •		$500	565

Natwest Group PLC
4.892% due 05/18/2029 •		200	235
8.625% due 08/15/2021 •(g)(h)		1,200	1,211

OneMain Finance Corp.
6.125% due 03/15/2024		200	216

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		47	49

Park Intermediate Holdings LLC
7.500% due 06/01/2025		200	217

Societe Generale S.A.
7.375% due 10/04/2023 •(g)(h)		200	219

Synchrony Bank
3.000% due 06/15/2022		250	256

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UBS AG
5.125% due 05/15/2024 (h)		$400	$442

UniCredit SpA
4.086% (US0003M + 3.900%) due 01/14/2022 ~		350	356
7.830% due 12/04/2023		400	464

Ursa Re Ltd.
3.791% (T-BILL 3MO + 3.750%) due 12/07/2027 ~		500	520

Wells Fargo & Co.
1.338% due 05/04/2025 •	EUR	100	123
3.584% due 05/22/2028 •		$200	220

			11,162

INDUSTRIALS 13.3%

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029		288	320

American Airlines Pass-Through Trust
3.000% due 04/15/2030		319	325

B.C. Unlimited Liability Co.
4.250% due 05/15/2024		155	157

Boeing Co.
1.950% due 02/01/2024		200	205

Carnival Corp.
11.500% due 04/01/2023		300	338

CCO Holdings LLC
5.000% due 02/01/2028		700	735

Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025		400	459

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(b)(c)		380	98

Coty, Inc.
5.000% due 04/15/2026		200	203

Dell International LLC
6.020% due 06/15/2026		150	180

Delta Air Lines, Inc.
7.000% due 05/01/2025		400	467

Energy Transfer LP
5.000% due 10/01/2022		600	626

Exela Intermediate LLC
10.000% due 07/15/2023		300	198

Expedia Group, Inc.
6.250% due 05/01/2025		176	205

GATX Corp.
0.896% (US0003M + 0.720%) due 11/05/2021 ~		200	200

Hilton Domestic Operating Co., Inc.
3.750% due 05/01/2029		200	202

IRB Holding Corp.
6.750% due 02/15/2026		200	207

Marriott Ownership Resorts, Inc.
6.125% due 09/15/2025		200	213

NCL Corp. Ltd.
10.250% due 02/01/2026		400	466

Nissan Motor Co. Ltd.
4.345% due 09/17/2027		700	770

NVR, Inc.
3.950% due 09/15/2022		200	207

Organon Finance 1 LLC
4.125% due 04/30/2028		200	204

Ovintiv Exploration, Inc.
5.375% due 01/01/2026		200	226

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		300	328

Petroleos Mexicanos
5.950% due 01/28/2031		100	97

Royal Caribbean Cruises Ltd.
11.500% due 06/01/2025		100	115

T-Mobile USA, Inc.
3.875% due 04/15/2030		300	336

Transocean, Inc.
7.250% due 11/01/2025		100	87

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

United Airlines Pass-Through Trust
5.875% due 04/15/2029	$95	$106

United Airlines, Inc.
4.625% due 04/15/2029	300	311

Univision Communications, Inc.
9.500% due 05/01/2025	200	221

VMware, Inc.
2.950% due 08/21/2022	200	205

		9,017

UTILITIES 2.4%

Duke Energy Corp.
0.775% (US0003M + 0.650%) due 03/11/2022 ~	200	201

Pacific Gas & Electric Co.
1.531% (US0003M + 1.375%) due 11/15/2021 ~	500	501
3.150% due 01/01/2026	200	207

Petrobras Global Finance BV
5.999% due 01/27/2028	468	538

Rio Oil Finance Trust
9.250% due 07/06/2024	153	170

		1,617

Total Corporate Bonds & Notes (Cost $20,589)		21,796

MUNICIPAL BONDS & NOTES 0.2%

TEXAS 0.0%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	25	25

WEST VIRGINIA 0.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (d)	1,000	112

Total Municipal Bonds & Notes (Cost $108)		137

U.S. GOVERNMENT AGENCIES 0.2%

Freddie Mac
1.650% due 10/25/2021 ~(a)	173	0
6.077% due 07/15/2047 •(a)	688	162

Total U.S. Government Agencies (Cost $118)		162

U.S. TREASURY OBLIGATIONS 21.3%

U.S. Treasury Inflation Protected Securities (f)
2.375% due 01/15/2027	13	16

U.S. Treasury Notes
0.500% due 02/28/2026 (j)(l)	1,000	985
1.750% due 09/30/2022	5,700	5,816
2.000% due 11/30/2022 (j)(l)	1,000	1,026
2.000% due 04/30/2024	700	731
2.250% due 01/31/2024	1,270	1,332
2.500% due 05/15/2024	1,100	1,165
2.750% due 05/31/2023	80	84
2.750% due 07/31/2023	2,824	2,970
2.875% due 09/30/2023 (l)	290	307
2.875% due 11/30/2023	70	74

Total U.S. Treasury Obligations (Cost $14,095)		14,506

NON-AGENCY MORTGAGE-BACKED SECURITIES 13.5%

American Home Mortgage Assets Trust
0.512% due 06/25/2037 •	522	516

Banc of America Funding Trust
0.413% due 02/20/2047 •	484	571
0.473% due 07/20/2036 •	872	874

Banc of America Mortgage Trust
2.474% due 06/25/2035 ~	41	39

BCAP LLC Trust
5.250% due 06/26/2036	349	201

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	15

Schedule of Investments	PIMCO Dynamic Bond Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Adjustable Rate Mortgage Trust
2.527% due 01/25/2035 ~	$7	$6
3.086% due 11/25/2034 ~	336	293

CBA Commercial Small Balance Commercial Mortgage
0.592% due 06/25/2038 •	778	511

Countrywide Alternative Loan Trust
0.262% due 01/25/2037 ^•	2	5
0.273% due 02/20/2047 ^•	197	155
5.500% due 04/25/2035	589	508
6.000% due 02/25/2037 ^	312	224
6.500% due 11/25/2037 ^	414	280

Countrywide Home Loan Mortgage Pass-Through Trust
2.992% due 08/25/2034 ~	61	61
3.327% due 02/20/2036 ~	224	226

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.422% due 08/25/2037 ^•	398	341

Downey Savings & Loan Association Mortgage Loan Trust
0.283% due 10/19/2036 •	399	356

First Horizon Alternative Mortgage Securities Trust
2.179% due 06/25/2034 ~	81	83
2.535% due 06/25/2036 ^~	138	127
2.690% due 01/25/2036 ^~	128	88

First Horizon Mortgage Pass-Through Trust
2.917% due 11/25/2037 ^~	682	491

GSMPS Mortgage Loan Trust
8.000% due 01/25/2035	389	439

HarborView Mortgage Loan Trust
0.913% due 11/19/2034 ^•	28	26

IndyMac Mortgage Loan Trust
3.009% due 10/25/2034 ~	18	19
3.222% due 08/25/2037 ^~	227	197

Lehman XS Trust
0.317% due 08/25/2046 •	323	323

Mortgage Equity Conversion Asset Trust
0.580% due 05/25/2042 •	456	437

New Residential Mortgage Loan Trust
4.500% due 05/25/2058 ~	295	321

RBSSP Resecuritization Trust
0.342% due 02/26/2037 •	120	121

Residential Accredit Loans, Inc. Trust
5.915% due 09/25/2037 ~	706	613

Structured Asset Mortgage Investments Trust
0.492% due 08/25/2036 •	30	188

Thornburg Mortgage Securities Trust
1.342% due 06/25/2037 ^•	26	24
1.494% due 06/25/2037 •	223	222

WaMu Mortgage Pass-Through Certificates Trust
0.552% due 04/25/2045 •	34	34

Washington Mutual Mortgage Pass-Through Certificates Trust
1.542% due 09/25/2035 ^•	295	264

Total Non-Agency Mortgage-Backed Securities (Cost $8,866)		9,184

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 16.1%

Belle Haven ABS CDO Ltd.
0.611% due 11/03/2044 •		$522	$214

Countrywide Asset-Backed Certificates
0.232% due 06/25/2047 ^•		428	408
0.242% due 04/25/2047 ^•		213	210
0.272% due 11/25/2047 ^•		259	264
0.302% due 05/25/2047 ^•		1,448	1,392
0.352% due 12/25/2036 ^•		273	265
4.558% due 07/25/2036 þ		300	302

Countrywide Asset-Backed Certificates Trust
1.097% due 08/25/2035 •		305	305
6.095% due 08/25/2035 þ		171	176

GSAA Home Equity Trust
5.985% due 06/25/2036 ~		988	417

GSAMP Trust
0.292% due 11/25/2036 •		864	540

HSI Asset Securitization Corp. Trust
0.312% due 12/25/2036 •		1,943	751
0.532% due 12/25/2036 •		546	214

Morgan Stanley ABS Capital, Inc. Trust
0.232% due 11/25/2036 •		165	104
0.242% due 10/25/2036 •		395	259
0.342% due 07/25/2036 •		334	298
0.392% due 07/25/2036 •		687	354

Morgan Stanley Capital, Inc. Trust
0.452% due 03/25/2036 •		14	12
0.672% due 01/25/2036 •		208	205

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.492% due 02/25/2037 ^•		2,020	760

Securitized Asset-Backed Receivables LLC Trust
0.752% due 08/25/2035 ^•		545	447
0.857% due 02/25/2034 •		224	222

Sierra Madre Funding Ltd.
0.460% due 09/07/2039 •		373	332
0.480% due 09/07/2039 •		2,008	1,788

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		693	718

Triaxx Prime CDO Ltd.
0.346% due 10/02/2039 •		56	4

Total Asset-Backed Securities (Cost $10,986)			10,961

SOVEREIGN ISSUES 6.5%

Australia Government International Bond
2.500% due 05/21/2030	AUD	1,000	821

Israel Government International Bond
3.875% due 07/03/2050		$200	232

Peru Government International Bond
5.940% due 02/12/2029	PEN	800	228
6.150% due 08/12/2032		500	133
6.350% due 08/12/2028		900	262

Qatar Government International Bond
4.500% due 04/23/2028		$200	236

Saudi Government International Bond
3.625% due 03/04/2028		200	221

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

South Africa Government International Bond
4.850% due 09/30/2029		$200	$213
10.500% due 12/21/2026	ZAR	22,000	1,751

Turkey Government International Bond
6.350% due 08/10/2024		$300	315

Total Sovereign Issues (Cost $4,084)			4,412

		SHARES
PREFERRED SECURITIES 0.9%

BANKING & FINANCE 0.9%

Bank of America Corp.
5.875% due 03/15/2028 •(g)		200,000	229

JPMorgan Chase & Co.
3.656% (US0003M + 3.470%) due 07/30/2021 ~(g)		200,000	201

Nationwide Building Society
10.250% ~		550	143

Stichting AK Rabobank Certificaten
2.188% due 12/29/2049 þ(g)		15,000	24

Total Preferred Securities (Cost $534)			597

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 2.2%

U.S. TREASURY CASH MANAGEMENT BILLS 2.2%
0.043% due 10/19/2021 (d)(e)		$1,500	1,500

Total Short-Term Instruments (Cost $1,500)			1,500

Total Investments in Securities (Cost $62,426)			64,814

		SHARES
INVESTMENTS IN AFFILIATES 0.3%

SHORT-TERM INSTRUMENTS 0.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.3%

PIMCO Short-Term Floating NAV Portfolio III		20,270	200

Total Short-Term Instruments (Cost $200)			200

Total Investments in Affiliates (Cost $200)			200

Total Investments 95.6% (Cost $62,626)			$65,014

Financial Derivative Instruments (i)(k) 1.4% (Cost or Premiums, net $(77))			927

Other Assets and Liabilities, net 3.0%			2,052

Net Assets 100.0%			$67,993

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021 (Unaudited)

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

The average amount of borrowings outstanding during the period ended June 30, 2021 was $(31,567) at a weighted average interest rate of 0.081%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP Italy Government Bond September Futures	09/2021	17	$3,052	$30	$15	$0
Euro-Bund 10-Year Bond September Futures	09/2021	7	1,433	9	5	(2)
U.S. Treasury 10-Year Note September Futures	09/2021	69	9,143	0	16	0

				$39	$36	$(2)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note September Futures	09/2021	7	$(864)	$(1)	$0	$0
U.S. Treasury 10-Year Ultra Long-Term Bond September Futures	09/2021	12	(1,766)	(31)	0	(6)
U.S. Treasury 30-Year Bond September Futures	09/2021	7	(1,125)	(32)	0	(4)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2021	5	(963)	(47)	0	(6)

				$(111)	$0	$(16)

Total Futures Contracts				$(72)	$36	$(18)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2024	0.396%	$	200	$(1)	$5	$4	$0	$0
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.625		100	2	0	2	0	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.718		600	7	1	8	0	0
MetLife, Inc.	1.000	Quarterly	12/20/2022	0.167		100	2	(1)	1	0	0

							$10	$5	$15	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-34 5-Year Index	(5.000)%	Quarterly	06/20/2025	$	92	$(2)	$(7)	$(9)	$0	$0
CDX.HY-36 5-Year Index	(5.000)	Quarterly	06/20/2026		4,000	(387)	(28)	(415)	0	(2)

						$(389)	$(35)	$(424)	$0	$(2)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	17

Schedule of Investments	PIMCO Dynamic Bond Portfolio	(Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	09/15/2026		GBP	900	$(2)	$2	$0	$0	$(1)
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/15/2031			1,300	0	4	4	3	0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/15/2051			760	25	(4)	21	0	0
Receive	1-Year BRL-CDI	2.850	Maturity	01/03/2022		BRL	14,700	0	37	37	1	0
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022			11,800	0	29	29	1	0
Receive	1-Year BRL-CDI	2.860	Maturity	01/03/2022			9,800	0	24	24	0	0
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022			3,500	0	9	9	0	0
Receive	1-Year BRL-CDI	2.871	Maturity	01/03/2022			5,100	0	12	12	0	0
Receive	1-Year BRL-CDI	2.880	Maturity	01/03/2022			2,200	0	5	5	0	0
Receive	1-Year BRL-CDI	2.883	Maturity	01/03/2022			3,500	0	8	8	0	0
Pay	1-Year BRL-CDI	3.345	Maturity	01/03/2022			900	0	(2)	(2)	0	0
Pay	1-Year BRL-CDI	3.350	Maturity	01/03/2022			22,700	(1)	(38)	(39)	0	(1)
Pay	1-Year BRL-CDI	3.364	Maturity	01/03/2022			51,500	0	(56)	(56)	0	(3)
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022			20,200	(11)	(17)	(28)	0	(1)
Pay	1-Year BRL-CDI	3.978	Maturity	01/03/2022			2,400	0	(3)	(3)	0	0
Pay	1-Year BRL-CDI	4.040	Maturity	01/03/2022			1,000	0	(1)	(1)	0	0
Pay	3-Month CAD-Bank Bill	1.273	Semi-Annual	03/03/2022		CAD	600	0	4	4	0	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022			900	4	3	7	0	0
Pay	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025			700	0	1	1	0	0
Pay	3-Month CAD-Bank Bill	1.275	Semi-Annual	03/03/2025			700	0	2	2	0	0
Pay	3-Month CAD-Bank Bill	1.276	Semi-Annual	03/03/2025			400	0	1	1	0	0
Pay	3-Month CAD-Bank Bill	1.290	Semi-Annual	03/03/2025			200	0	1	1	0	0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025			1,100	2	0	2	0	0
Pay(6)	3-Month CNY-CNREPOFIX	2.750	Quarterly	09/15/2026		CNY	11,800	(12)	7	(5)	1	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028	$		8,400	535	(1,139)	(604)	0	(12)
Pay(6)	3-Month USD-LIBOR	1.800	Semi-Annual	10/01/2031			1,400	0	40	40	4	0
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	03/30/2051			1,520	49	172	221	0	(10)
Pay(6)	28-Day MXN-TIIE	5.660	Lunar	03/25/2023		MXN	77,200	(1)	(30)	(31)	3	0

								$588	$(929)	$(341)	$13	$(28)

Total Swap Agreements								$209	$(959)	$(750)	$13	$(30)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$36	$13	$49	$0	$(18)	$(30)	$(48)

(j)

Securities with an aggregate market value of $1,213 and cash of $369 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021 (Unaudited)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2021		$1,805	AUD	2,404	$0	$(2)
	08/2021		59	RUB	4,411	1	0
	09/2021		116		8,476	0	(2)
	09/2021		3,940	ZAR	57,000	14	0

BPS	07/2021	AUD	2,580		$2,005	70	0
	07/2021	CAD	1,052		873	25	0
	07/2021	NZD	989		718	26	0
	07/2021		$71	AUD	94	0	0
	07/2021		2,926	GBP	2,106	0	(12)
	08/2021	PEN	103		$28	1	0
	11/2021	MXN	2,914		144	1	0

BRC	07/2021	AUD	94		71	1	0
	07/2021		$96	EUR	81	0	0
	07/2021		866	GBP	620	0	(8)
	08/2021		133	MXN	2,747	5	0

CBK	07/2021	AUD	854		$661	20	0
	07/2021	BRL	1,209		240	0	(3)
	07/2021	MXN	1,389		69	0	0
	07/2021	PEN	1,744		476	23	0
	07/2021		$242	BRL	1,209	1	0
	07/2021		44	RUB	3,367	2	0
	08/2021	PEN	2,547		$675	11	0
	08/2021		$714	COP	2,622,697	0	(17)
	08/2021		53	RUB	4,022	1	0
	09/2021	PEN	1,095		$292	7	0
	09/2021		$598	CLP	428,072	0	(16)
	09/2021		92	CNH	597	0	0
	09/2021	ZAR	46,275		$3,365	155	0
	10/2021	PEN	2,017		546	20	0
	02/2022		1,288		335	0	0

DUB	07/2021		$402	PEN	1,581	9	0

GLM	07/2021	GBP	4,126		$5,833	126	0
	07/2021	RUB	58,857		807	5	0
	07/2021		$171	EUR	141	0	(4)
	07/2021		772	NZD	1,108	3	0
	07/2021		363	PEN	1,443	12	0
	07/2021		87	RUB	6,749	5	0
	08/2021	PEN	1,442		$363	0	(13)
	08/2021		$403	COP	1,535,052	5	0
	08/2021		75	RUB	5,618	1	0
	09/2021	CNH	614		$94	0	0
	09/2021		$148	RUB	10,821	0	(1)
	09/2021	ZAR	22,424		$1,629	73	0

HUS	07/2021		$5,983	EUR	5,027	0	(22)
	07/2021		1,182	GBP	853	0	(3)
	08/2021		121	RUB	9,075	3	0
	09/2021	CNH	42,989		$6,689	76	0
	09/2021		$6,723	CNH	43,598	0	(16)
	09/2021		61	RUB	4,463	0	(1)
	09/2021	ZAR	12,430		$863	1	0
	12/2021	PEN	18		5	0	0
	12/2021		$9	PEN	33	0	0

JPM	07/2021		100	GBP	72	0	0
	08/2021	COP	2,915,779		$773	0	(3)
	11/2021	CLP	428,956		593	11	0

MYI	07/2021	BRL	1,698		337	0	(5)
	07/2021		$339	BRL	1,698	2	0
	07/2021		43	RUB	3,313	2	0
	08/2021		336	BRL	1,698	5	0
	09/2021		263	ZAR	3,775	0	(1)

SCX	07/2021	EUR	6,304		$7,712	237	0
	07/2021	PEN	5,846		1,478	4	(46)
	07/2021		$1,160	PEN	4,566	27	0
	08/2021	EUR	1,055		$1,252	0	0
	09/2021		$1,317	PEN	5,239	48	0

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	19

Schedule of Investments	PIMCO Dynamic Bond Portfolio	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
SOG	07/2021		$49	RUB	3,846	$3	$0
	08/2021		67		5,043	2	0
	09/2021	CNY	514		$79	0	0

SSB	07/2021		$1,509	BRL	8,052	110	0
	07/2021		526	CAD	654	1	0

TOR	08/2021	CAD	398		$321	0	0

UAG	07/2021	BRL	5,145		1,017	0	(17)
	07/2021		$526	AUD	694	0	(6)
	07/2021		1,029	BRL	5,145	6	0
	07/2021		142	RUB	10,895	6	0
	08/2021	AUD	694		$527	6	0
	09/2021		$60	RUB	4,409	0	(1)

Total Forward Foreign Currency Contracts						$1,173	$(199)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.280%	06/29/2023	300	$16	$14

MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.800	09/29/2021	1,500	33	7

							$ 49	$21

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	$100.156	08/05/2021	100	$1	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	100.473	08/05/2021	100	1	1

					$2	$1

Total Purchased Options					$51	$22

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750%	08/18/2021	400	$0	$0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	07/21/2021	100	0	0

BPS	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.825	08/18/2021	100	0	0

BRC	Call - OTC CDX.IG-36 5-Year Index	Buy	0.475	08/18/2021	200	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	09/15/2021	200	0	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	700	0	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	08/18/2021	500	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	08/18/2021	500	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	1,700	(2)	(1)

DUB	Call - OTC CDX.IG-36 5-Year Index	Buy	0.475	08/18/2021	500	0	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	09/15/2021	500	(1)	0

FBF	Call - OTC CDX.IG-36 5-Year Index	Buy	0.475	08/18/2021	200	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	08/18/2021	300	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	08/18/2021	600	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	09/15/2021	900	(1)	0

GST	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	08/18/2021	400	0	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	07/21/2021	500	(1)	0

						$(8)	$(3)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021 (Unaudited)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.110%	06/29/2023	1,500	$(16)	$(15)

MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.760	07/07/2021	100	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	09/29/2021	1,500	(12)	(1)

							$(29)	$(16)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	$102.297	08/05/2021	500	$(2)	$(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	103.797	08/05/2021	500	(2)	(1)

JPM	Put - OTC Ginnie Mae, TBA 2.500% due 08/01/2051	102.234	08/12/2021	600	(2)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	99.156	08/05/2021	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	99.473	08/05/2021	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 09/01/2051	101.313	09/07/2021	200	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	102.234	08/05/2021	800	(2)	(1)

					$(11)	$(5)

Total Written Options					$(48)	$(24)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	UBS AG	(1.000)%	Quarterly	06/20/2024	0.435%	$100	$6	$(8)	$0	$(2)

CREDIT DEFAULT SWAPS ON SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
CBK	Colombia Government International Bond	1.000%	Quarterly	12/20/2024	1.011%	$200	$1	$(1)	$0	$0

GST	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.784	200	(3)	4	1	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.204	300	(14)	13	0	(1)
	Turkey Government International Bond	1.000	Quarterly	06/20/2024	3.446	100	(12)	5	0	(7)

MYC	California State General Obligation Bonds, Series 2003	1.000	Quarterly	09/20/2024	0.210	100	1	2	3	0

							$(27)	$23	$4	$(8)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$574	$(123)	$105	$0	$(18)

MYC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	681	(145)	123	0	(22)

						$(268)	$228	$0	$(40)

Total Swap Agreements						$(289)	$243	$4	$(50)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	21

Schedule of Investments	PIMCO Dynamic Bond Portfolio	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$15	$14	$0	$29	$(4)	$(15)	$(2)	$(21)	$8	$0	$8
BPS	123	0	0	123	(12)	0	0	(12)	111	0	111
BRC	6	0	0	6	(8)	(2)	(18)	(28)	(22)	0	(22)
CBK	240	0	0	240	(36)	0	0	(36)	204	(270)	(66)
DUB	9	0	0	9	0	(1)	0	(1)	8	(20)	(12)
FAR	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
GLM	230	0	0	230	(18)	0	0	(18)	212	0	212
GST	0	0	1	1	0	0	(8)	(8)	(7)	60	53
HUS	80	0	0	80	(42)	0	0	(42)	38	0	38
JPM	11	1	0	12	(3)	(3)	0	(6)	6	0	6
MYC	0	7	3	10	0	(1)	(22)	(23)	(13)	(32)	(45)
MYI	9	0	0	9	(6)	0	0	(6)	3	0	3
SCX	316	0	0	316	(46)	0	0	(46)	270	0	270
SOG	5	0	0	5	0	0	0	0	5	0	5
SSB	111	0	0	111	0	0	0	0	111	0	111
UAG	18	0	0	18	(24)	0	0	(24)	(6)	0	(6)

Total Over the Counter	$1,173	$22	$4	$1,199	$(199)	$(24)	$(50)	$(273)

(l)

Securities with an aggregate market value of $139 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$36	$36
Swap Agreements	0	0	0	0	13	13

	$0	$0	$0	$0	$49	$49

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,173	$0	$1,173
Purchased Options	0	0	0	0	22	22
Swap Agreements	0	4	0	0	0	4

	$0	$4	$0	$1,173	$22	$1,199

	$0	$4	$0	$1,173	$71	$1,248

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$18	$18
Swap Agreements	0	2	0	0	28	30

	$0	$2	$0	$0	$46	$48

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$199	$0	$199
Written Options	0	3	0	0	21	24
Swap Agreements	0	50	0	0	0	50

	$0	$53	$0	$199	$21	$273

	$0	$55	$0	$199	$67	$321

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$931	$931
Swap Agreements	0	(590)	0	0	(2,451)	(3,041)

	$0	$(590)	$0	$0	$(1,520)	$(2,110)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(850)	$0	$(850)
Purchased Options	0	0	0	0	(37)	(37)
Written Options	0	34	0	27	117	178
Swap Agreements	0	456	0	0	0	456

	$0	$490	$0	$(823)	$80	$(253)

	$0	$(100)	$0	$(823)	$(1,440)	$(2,363)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(350)	$(350)
Swap Agreements	0	326	0	0	3,343	3,669

	$0	$326	$0	$0	$2,993	$3,319

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,725	$0	$1,725
Purchased Options	0	0	0	0	(19)	(19)
Written Options	0	(2)	0	0	9	7
Swap Agreements	0	(367)	0	0	0	(367)

	$0	$(369)	$0	$1,725	$(10)	$1,346

	$0	$(43)	$0	$1,725	$2,983	$4,665

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	23

Schedule of Investments	PIMCO Dynamic Bond Portfolio	(Cont.)	June 30, 2021 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,262	$297	$1,559
Corporate Bonds & Notes
Banking & Finance	0	11,162	0	11,162
Industrials	0	9,017	0	9,017
Utilities	0	1,617	0	1,617
Municipal Bonds & Notes
Texas	0	25	0	25
West Virginia	0	112	0	112
U.S. Government Agencies	0	162	0	162
U.S. Treasury Obligations	0	14,506	0	14,506
Non-Agency Mortgage-Backed Securities	0	9,184	0	9,184
Asset-Backed Securities	0	10,961	0	10,961
Sovereign Issues	0	4,412	0	4,412
Preferred Securities
Banking & Finance	0	597	0	597
Short-Term Instruments
U.S. Treasury Cash Management Bills	0	1,500	0	1,500

	$0	$64,517	$297	$64,814

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$200	$0	$0	$200

Total Investments	$200	$64,517	$297	$65,014

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	20	29	0	49
Over the counter	0	1,199	0	1,199

	$20	$1,228	$0	$1,248

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2)	(46)	0	(48)
Over the counter	0	(273)	0	(273)

	$(2)	$(319)	$0	$(321)

Total Financial Derivative Instruments	$18	$909	$0	$927

Totals	$218	$65,426	$297	$65,941

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements	June 30, 2021 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO Dynamic Bond Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

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Notes to Financial Statements	(Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain

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exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant

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Notes to Financial Statements	(Cont.)

market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in

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markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

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Notes to Financial Statements	(Cont.)

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolio’s website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2021 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$1,142	$90,601	$(91,538)	$(5)	$0	$200	$3	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their

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principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The

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Notes to Financial Statements	(Cont.)

risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at June 30, 2021, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the

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full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Portfolio to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Portfolio’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolio and impose added operational complexity.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(b) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the

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Notes to Financial Statements	(Cont.)

security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended June 30, 2021, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked

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to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent

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Notes to Financial Statements	(Cont.)

premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred,

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the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

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Notes to Financial Statements	(Cont.)

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity,

interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty, resides with the Portfolio’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021 (Unaudited)

of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Portfolio rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by a Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Portfolio’s investments or the Investment Manager’s operations and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although

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Notes to Financial Statements	(Cont.)

companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA

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securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA

Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.55%	0.30%	0.30%	0.30%	0.30%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the

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Notes to Financial Statements	(Cont.)

Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee

Class M	0.25%	0.20%

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through May 1, 2022, to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2021, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

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June 30, 2021 (Unaudited)

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$493,834	$643,915	$10,699	$116,800

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2021 (Unaudited)		Year Ended 12/31/2020

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	251	$2,674	107	$1,086

Class M	3	32	6	56

Administrative Class	782	8,337	2,278	23,405

Advisor Class	143	1,522	254	2,601
Issued as reinvestment of distributions

Institutional Class	71	748	70	720

Class M	1	10	1	14

Administrative Class	451	4,746	634	6,478

Advisor Class	38	397	37	381
Cost of shares redeemed

Institutional Class	(148)	(1,572)	(180)	(1,847)

Class M	(5)	(49)	(35)	(356)

Administrative Class	(15,930)	(166,291)	(10,605)	(109,052)

Advisor Class	(156)	(1,655)	(391)	(3,993)

Net increase (decrease) resulting from Portfolio share transactions	(14,499)	$(151,101)	(7,824)	$(80,507)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2021, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 67% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

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Notes to Financial Statements	(Cont.)	June 30, 2021 (Unaudited)

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2021, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable

Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2020, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$62,560	$5,863	$(3,305)	$2,558

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

44	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SOG	Societe Generale Paris

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	TOR	The Toronto-Dominion Bank

DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford

FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC	UBS	UBS Securities LLC

FBF	Credit Suisse International

Currency Abbreviations:

AUD	Australian Dollar	CNY	Chinese Renminbi (Mainland)	NZD	New Zealand Dollar

BRL	Brazilian Real	COP	Colombian Peso	PEN	Peruvian New Sol

CAD	Canadian Dollar	EUR	Euro	RUB	Russian Ruble

CLP	Chilean Peso	GBP	British Pound	USD (or $)	United States Dollar

CNH	Chinese Renminbi (Offshore)	MXN	Mexican Peso	ZAR	South African Rand

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	CNREPOFIX	China Fixing Repo Rates 7-Day	SONIO	Sterling Overnight Interbank Average Rate

CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR

CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:

ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CDI	Brazil Interbank Deposit Rate	OIS	Overnight Index Swap

SEMIANNUAL REPORT	|	JUNE 30, 2021	45

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month period ended June 30, 2021.

46	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT19SAR_063021

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2021

PIMCO Emerging Markets Bond Portfolio

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2021. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic (“COVID-19”). Looking back, fourth quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was 4.3%. The economy gained momentum during the first quarter of 2021 as GDP growth in the U.S. was 6.3%. Finally, the Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was 6.5%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion a month of Treasury securities and $40 billion a month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed pushed forward its forecast for the first rate hikes. The central bank now expects two interest rate increases by the end of 2023, compared to 2024 in its March 2021 update. In addition, while Fed Chair Jerome Powell said it would begin discussing a scaling back of bond purchases, he maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” He also said that any discussion of raising rates was “highly premature.”

Economies outside the U.S. also continued to be impacted by COVID-19. In its April 2021 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.4% in 2021, compared to a 3.5% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low. It also continued to purchase bonds and, in June 2021, vowed to increase its purchases at a significantly higher pace than earlier in the year. Finally, in July 2021, after the reporting period ended, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium term, versus its previous target for inflation that was below but close to 2%. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond buying program. In June 2021, the central bank said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19-relief program by at least six months.

Both short- and long-term U.S. Treasury yields moved higher, albeit from very low levels, during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.45% at the end of the reporting period, versus 0.93% on December 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -2.02%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -1.04%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced mixed returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.65%, whereas

2	PIMCO VARIABLE INSURANCE TRUST

emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -1.00%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -3.38%.

Despite periods of volatility, global equities produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.25%, fueled, in our view, by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 13.05%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 7.45%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 5.74% and European equities, as represented by the MSCI Europe Index, returned 15.35%.

Commodity prices were volatile but generally produced positive results. When the reporting period began, Brent crude oil was approximately $51 a barrel, but ended the reporting period at roughly $75 a barrel. We believe oil prices rallied as producers reduced their output and then demand increased as global growth improved. Elsewhere, copper prices moved sharply higher, whereas gold prices declined.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar strengthened against several other major currencies. For example, the U.S. dollar returned 2.93% and 7.07% versus the euro and Japanese yen, respectively. However, the U.S. dollar returned -1.18% versus the British pound.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JUNE 30, 2021	3

Important Information About the PIMCO Emerging Markets Bond Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through

4	PIMCO VARIABLE INSURANCE TRUST

repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve their investment objectives. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Emerging Markets Bond Portfolio	09/30/02	04/30/12	11/10/14	09/30/02	03/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

SEMIANNUAL REPORT	|	JUNE 30, 2021	5

Important Information About the PIMCO Emerging Markets Bond Portfolio (Cont.)

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov. The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolio is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolio is uncertain at this time.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Emerging Markets Bond Portfolio

Cumulative Returns Through June 30, 2021

Geographic Breakdown as of June 30, 2021†§

Indonesia	7.0%

Mexico	6.8%

Turkey	5.7%

Short-Term Instruments‡	5.6%

South Africa	5.0%

United States	4.0%

Saudi Arabia	3.7%

Brazil	3.3%

Cayman Islands	3.3%

Luxembourg	2.9%

Ukraine	2.7%

Qatar	2.6%

Nigeria	2.4%

Egypt	2.3%

Argentina	1.9%

Panama	1.9%

Dominican Republic	1.9%

United Arab Emirates	1.9%

Oman	1.8%

Colombia	1.7%

Chile	1.7%

Peru	1.6%

Russia	1.4%

Kazakhstan	1.4%

Ivory Coast	1.3%

Ecuador	1.3%

Ghana	1.3%

Netherlands	1.2%

Ireland	1.1%

India	1.1%

Philippines	1.1%

China	1.1%

Romania	1.0%

Other	15.0%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Emerging Markets Bond Portfolio Institutional Class	(0.73)%	8.77%	5.35%	—	4.38%
PIMCO Emerging Markets Bond Portfolio Class M	(0.95)%	8.28%	4.88%	—	4.29%
PIMCO Emerging Markets Bond Portfolio Administrative Class	(0.80)%	8.60%	5.20%	4.78%	8.47%
PIMCO Emerging Markets Bond Portfolio Advisor Class	(0.85)%	8.50%	5.09%	4.68%	5.77%
J.P. Morgan Emerging Markets Bond Index (EMBI) Global±	(1.00)%	6.81%	4.44%	5.34%	8.50%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 09/30/2002.

± JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi sovereign entities: Brady bonds, loans, and Eurobonds.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, were 0.95% for Institutional Class shares, 1.40% for Class M shares, 1.10% for Administrative Class shares, and 1.20% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Bond Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private- sector entities, and may be denominated in non-U.S. currencies and the U.S. dollar. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Off-benchmark exposure to Brazilian corporate debt contributed to performance, as the Brazilian corporate debt index outperformed the Brazilian sovereign debt index.

»	Overweight exposure to Ecuadorian sovereign debt contributed to performance, as the Ecuadorian sovereign debt sub-index outperformed the broader sovereign index.

»

Underweight exposure to Chinese sovereign debt and off-benchmark exposure to Chinese corporate debt detracted from performance, as the Chinese sovereign debt sub-index outperformed the broader sovereign index and the Chinese corporate sub-index.

»	Portfolio underweight exposure to emerging market external spread duration detracted from performance, as emerging market external spreads tightened.

SEMIANNUAL REPORT	|	JUNE 30, 2021	7

Expense Example PIMCO Emerging Markets Bond Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2021 to June 30, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$992.70	$4.28	$1,000.00	$1,020.09	$4.33	0.88%
Class M	1,000.00	990.50	6.46	1,000.00	1,017.90	6.54	1.33
Administrative Class	1,000.00	992.00	5.00	1,000.00	1,019.36	5.07	1.03
Advisor Class	1,000.00	991.50	5.49	1,000.00	1,018.87	5.56	1.13

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 178/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	|	JUNE 30, 2021	9

Financial Highlights PIMCO Emerging Markets Bond Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

01/01/2021 - 06/30/2021+	$13.44	$0.26	$(0.35)	$(0.09)	$(0.31)	$0.00	$(0.31)

12/31/2020	13.19	0.55	0.30	0.85	(0.60)	0.00	(0.60)

12/31/2019	12.01	0.57	1.20	1.77	(0.59)	0.00	(0.59)

12/31/2018	13.14	0.51	(1.11)	(0.60)	(0.53)	0.00	(0.53)

12/31/2017	12.58	0.65	0.59	1.24	(0.68)	0.00	(0.68)

12/31/2016	11.70	0.67	0.88	1.55	(0.67)	0.00	(0.67)
Class M

01/01/2021 - 06/30/2021+	13.44	0.23	(0.35)	(0.12)	(0.28)	0.00	(0.28)

12/31/2020	13.19	0.49	0.31	0.80	(0.55)	0.00	(0.55)

12/31/2019	12.01	0.51	1.20	1.71	(0.53)	0.00	(0.53)

12/31/2018	13.14	0.45	(1.10)	(0.65)	(0.48)	0.00	(0.48)

12/31/2017	12.58	0.60	0.58	1.18	(0.62)	0.00	(0.62)

12/31/2016	11.70	0.61	0.89	1.50	(0.62)	0.00	(0.62)
Administrative Class

01/01/2021 - 06/30/2021+	13.44	0.25	(0.35)	(0.10)	(0.30)	0.00	(0.30)

12/31/2020	13.19	0.53	0.30	0.83	(0.58)	0.00	(0.58)

12/31/2019	12.01	0.55	1.20	1.75	(0.57)	0.00	(0.57)

12/31/2018	13.14	0.48	(1.10)	(0.62)	(0.51)	0.00	(0.51)

12/31/2017	12.58	0.64	0.58	1.22	(0.66)	0.00	(0.66)

12/31/2016	11.70	0.64	0.90	1.54	(0.66)	0.00	(0.66)
Advisor Class

01/01/2021 - 06/30/2021+	13.44	0.25	(0.36)	(0.11)	(0.29)	0.00	(0.29)

12/31/2020	13.19	0.51	0.31	0.82	(0.57)	0.00	(0.57)

12/31/2019	12.01	0.54	1.19	1.73	(0.55)	0.00	(0.55)

12/31/2018	13.14	0.47	(1.10)	(0.63)	(0.50)	0.00	(0.50)

12/31/2017	12.58	0.62	0.59	1.21	(0.65)	0.00	(0.65)

12/31/2016	11.70	0.64	0.88	1.52	(0.64)	0.00	(0.64)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organization expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of common shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$13.04	(0.65)%	$57,604	0.88	%*	0.88	%*	0.85	%*	0.85	%*	4.15	%*	22%

13.44	6.87	54,693	0.95		0.95		0.85		0.85		4.26		106

13.19	14.94	47,874	0.87		0.87		0.85		0.85		4.42		65

12.01	(4.59)	41,154	0.86		0.86		0.85		0.85		4.08		29

13.14	10.03	34,246	0.85		0.85		0.85		0.85		5.03		35

12.58	13.48	21,191	0.85		0.85		0.85		0.85		5.37		33

13.04	(0.87)	639	1.33	*	1.33	*	1.30	*	1.30	*	3.69	*	22

13.44	6.38	764	1.40		1.40		1.30		1.30		3.82		106

13.19	14.43	867	1.32		1.32		1.30		1.30		3.98		65

12.01	(5.02)	889	1.31		1.31		1.30		1.30		3.59		29

13.14	9.55	993	1.30		1.30		1.30		1.30		4.60		35

12.58	12.97	729	1.30		1.30		1.30		1.30		4.92		33

13.04	(0.73)	147,779	1.03	*	1.03	*	1.00	*	1.00	*	4.00	*	22

13.44	6.71	154,896	1.10		1.10		1.00		1.00		4.12		106

13.19	14.77	170,681	1.02		1.02		1.00		1.00		4.28		65

12.01	(4.73)	167,673	1.01		1.01		1.00		1.00		3.86		29

13.14	9.87	210,102	1.00		1.00		1.00		1.00		4.90		35

12.58	13.31	217,567	1.00		1.00		1.00		1.00		5.19		33

13.04	(0.77)	49,299	1.13	*	1.13	*	1.10	*	1.10	*	3.90	*	22

13.44	6.60	47,639	1.20		1.20		1.10		1.10		4.02		106

13.19	14.65	48,830	1.12		1.12		1.10		1.10		4.18		65

12.01	(4.83)	45,060	1.11		1.11		1.10		1.10		3.77		29

13.14	9.76	51,954	1.10		1.10		1.10		1.10		4.79		35

12.58	13.20	45,559	1.10		1.10		1.10		1.10		5.12		33

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	11

Statement of Assets and Liabilities	PIMCO Emerging Markets Bond Portfolio	June 30, 2021 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$256,726
Investments in Affiliates	12,754
Financial Derivative Instruments
Exchange-traded or centrally cleared	70
Over the counter	1,565
Cash	1,467
Deposits with counterparty	1,374
Foreign currency, at value	389
Receivable for investments sold	1,342
Receivable for TBA investments sold	1,053
Receivable for Portfolio shares sold	145
Interest and/or dividends receivable	3,187
Dividends receivable from Affiliates	2
Total Assets	280,074

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$13,097
Payable for short sales	2,152
Financial Derivative Instruments
Exchange-traded or centrally cleared	51
Over the counter	419
Payable for investments purchased	5,061
Payable for investments in Affiliates purchased	2
Payable for unfunded loan commitments	942
Payable for TBA investments purchased	2,113
Deposits from counterparty	580
Payable for Portfolio shares redeemed	97
Accrued investment advisory fees	95
Accrued supervisory and administrative fees	84
Accrued distribution fees	10
Accrued servicing fees	19
Accrued taxes payable	25
Other liabilities	6
Total Liabilities	24,753

Net Assets	$255,321

Net Assets Consist of:

Paid in capital	$258,367
Distributable earnings (accumulated loss)	(3,046)

Net Assets	$255,321

Net Assets:

Institutional Class	$57,604
Class M	639
Administrative Class	147,779
Advisor Class	49,299

Shares Issued and Outstanding:

Institutional Class	4,419
Class M	49
Administrative Class	11,336
Advisor Class	3,782

Net Asset Value Per Share Outstanding(a):

Institutional Class	$13.04
Class M	13.04
Administrative Class	13.04
Advisor Class	13.04

Cost of investments in securities	$256,095
Cost of investments in Affiliates	$12,727
Cost of foreign currency held	$386
Proceeds received on short sales	$2,343
Cost or premiums of financial derivative instruments, net	$419

* Includes repurchase agreements of:	$2,089

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO Emerging Markets Bond Portfolio

Six Months Ended June 30, 2021 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$6,191
Dividends from Investments in Affiliates	19
Total Income	6,210

Expenses:

Investment advisory fees	555
Supervisory and administrative fees	494
Distribution and/or servicing fees - Class M	2
Servicing fees - Administrative Class	109
Distribution and/or servicing fees - Advisor Class	59
Trustee fees	4
Interest expense	38
Total Expenses	1,261

Net Investment Income (Loss)	4,949

Net Realized Gain (Loss):

Investments in securities	1,163
Exchange-traded or centrally cleared financial derivative instruments	(798)
Over the counter financial derivative instruments	(275)
Short sales	3
Foreign currency	(102)

Net Realized Gain (Loss)	(9)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(8,057)
Exchange-traded or centrally cleared financial derivative instruments	247
Over the counter financial derivative instruments	798
Short sales	140
Foreign currency assets and liabilities	9

Net Change in Unrealized Appreciation (Depreciation)	(6,863)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,923)

* Foreign tax withholdings	$2

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	13

Statements of Changes in Net Assets	PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$4,949	$10,392
Net realized gain (loss)	(9)	29
Net change in unrealized appreciation (depreciation)	(6,863)	4,866

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,923)	15,287

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1,293)	(2,357)
Class M	(16)	(34)
Administrative Class	(3,425)	(7,112)
Advisor Class	(1,083)	(2,049)

Total Distributions(a)	(5,817)	(11,552)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	5,069	(13,995)

Total Increase (Decrease) in Net Assets	(2,671)	(10,260)

Net Assets:

Beginning of period	257,992	268,252
End of period	$255,321	$257,992

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Emerging Markets Bond Portfolio	June 30, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.5%

ANGOLA 1.0%

SOVEREIGN ISSUES 1.0%

Angolan Government International Bond
8.000% due 11/26/2029		$400	$412
8.250% due 05/09/2028		800	837
9.125% due 11/26/2049		200	205
9.375% due 05/08/2048		500	524
9.500% due 11/12/2025		600	658

Total Angola (Cost $2,288)			2,636

ARGENTINA 2.1%

SOVEREIGN ISSUES 2.1%

Argentina Government International Bond
0.125% due 07/09/2030 þ		$776	280
0.125% due 07/09/2035 þ		3,576	1,141
0.125% due 01/09/2038 þ		1,892	715
0.125% due 07/09/2041 þ		7,227	2,587
0.125% due 07/09/2046 þ		310	100
1.000% due 07/09/2029		549	209

Provincia de la Rioja
9.750% due 02/24/2025 ^(c)		200	126

Provincia de Neuquen
2.500% due 04/27/2030 ^þ		165	108

Total Argentina (Cost $7,156)			5,266

ARMENIA 0.3%

SOVEREIGN ISSUES 0.3%

Republic of Armenia International Bond
3.600% due 02/02/2031		$500	474
3.950% due 09/26/2029		300	297

Total Armenia (Cost $784)			771

AUSTRIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Sappi Papier Holding GmbH
3.125% due 04/15/2026	EUR	200	239

Total Austria (Cost $226)			239

AZERBAIJAN 0.9%

CORPORATE BONDS & NOTES 0.7%

Southern Gas Corridor CJSC
6.875% due 03/24/2026		$1,400	1,677

SOVEREIGN ISSUES 0.2%

Republic of Azerbaijan International Bond
3.500% due 09/01/2032		200	208
4.750% due 03/18/2024		200	217

			425

Total Azerbaijan (Cost $1,853)			2,102

BAHAMAS 0.4%

SOVEREIGN ISSUES 0.4%

Bahamas Government International Bond
6.000% due 11/21/2028		$1,000	1,017

Total Bahamas (Cost $1,005)			1,017

BAHRAIN 0.6%

SOVEREIGN ISSUES 0.6%

Bahrain Government International Bond
4.250% due 01/25/2028		$600	602
5.625% due 09/30/2031		200	203

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.125% due 07/05/2022		$700	$734

Total Bahrain (Cost $1,531)			1,539

BELARUS 0.1%

SOVEREIGN ISSUES 0.1%

Republic of Belarus Ministry of Finance
6.378% due 02/24/2031		$200	174

Total Belarus (Cost $200)			174

BERMUDA 0.2%

CORPORATE BONDS & NOTES 0.2%

Star Energy Geothermal Darajat
4.850% due 10/14/2038		$400	441

Total Bermuda (Cost $400)			441

BRAZIL 3.5%

CORPORATE BONDS & NOTES 2.9%

Banco BTG Pactual S.A.
4.500% due 01/10/2025		$200	210

Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		3,010	3,268

BRF S.A.
5.750% due 09/21/2050		600	618

Centrais Eletricas Brasileiras S.A.
3.625% due 02/04/2025		200	206
4.625% due 02/04/2030		200	207

CSN Islands Corp.
7.000% due 09/23/2021 (g)		900	911

Odebrecht Oil & Gas Finance Ltd.
0.000% due 07/30/2021 (e)(g)		111	1
0.000% due 08/02/2021 (e)(g)		512	7

Petrobras Global Finance BV
6.850% due 06/05/2115		200	229
7.250% due 03/17/2044		150	184

Vale Overseas Ltd.
6.250% due 08/10/2026		500	602

Vale S.A.
0.000% due 12/29/2049 ~(g)	BRL	7,200	860

			7,303

SOVEREIGN ISSUES 0.6%

Brazil Government International Bond
4.750% due 01/14/2050		$1,213	1,180
5.000% due 01/27/2045		318	323
5.625% due 01/07/2041		50	55

			1,558

Total Brazil (Cost $8,063)			8,861

CAMEROON 0.2%

SOVEREIGN ISSUES 0.2%

Republic of Cameroon International Bond
5.950% due 07/07/2032 (a)	EUR	400	474

Total Cameroon (Cost $474)			474

CAYMAN ISLANDS 3.4%

ASSET-BACKED SECURITIES 0.0%

Garanti Diversified Payment Rights Finance Co.
3.366% due 10/09/2021 «•		$67	67

CORPORATE BONDS & NOTES 3.4%

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (e)		583	432

CK Hutchison International Ltd.
3.375% due 09/06/2049		500	539

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Interoceanica Finance Ltd.
0.000% due 11/30/2025 (e)	$179	$169
0.000% due 05/15/2030 (e)	758	670

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024	500	473
9.750% due 09/28/2023	200	198
11.250% due 04/09/2022	200	205
11.950% due 11/12/2023	200	205

Lima Metro Line Finance Ltd.
5.875% due 07/05/2034	103	120

Meituan
3.050% due 10/28/2030	400	396

MGM China Holdings Ltd.
4.750% due 02/01/2027	400	409

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	9	9

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)	438	225

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	757	751

Poinsettia Finance Ltd.
6.625% due 06/17/2031	700	679

S.A. Global Sukuk Ltd.
1.602% due 06/17/2026	400	400
2.694% due 06/17/2031	900	912

Sands China Ltd.
5.125% due 08/08/2025	300	336
5.400% due 08/08/2028	700	814

Sunac China Holdings Ltd.
7.000% due 07/09/2025	800	787

		8,729

Total Cayman Islands (Cost $8,404)		8,796

CHILE 1.8%

CORPORATE BONDS & NOTES 1.7%

Banco del Estado de Chile
2.704% due 01/09/2025	$200	208

Banco Santander Chile
2.700% due 01/10/2025	200	209

Corp. Nacional del Cobre de Chile
3.700% due 01/30/2050	300	317
4.250% due 07/17/2042	200	227
4.875% due 11/04/2044	600	740

Embotelladora Andina S.A.
3.950% due 01/21/2050	200	213

Empresa de los Ferrocarriles del Estado
3.068% due 08/18/2050	200	174

Empresa de Transporte de Pasajeros Metro S.A.
3.650% due 05/07/2030	200	216
4.700% due 05/07/2050	300	339

Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024	700	748

GNL Quintero S.A.
4.634% due 07/31/2029	800	873

		4,264

SOVEREIGN ISSUES 0.1%

Chile Government International Bond
3.100% due 05/07/2041	200	201

Total Chile (Cost $4,060)		4,465

CHINA 1.2%

CORPORATE BONDS & NOTES 1.2%

Industrial & Commercial Bank of China Ltd.
3.538% due 11/08/2027	$250	277

Sinopec Group Overseas Development Ltd.
2.150% due 05/13/2025	200	205

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	15

Schedule of Investments	PIMCO Emerging Markets Bond Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.700% due 05/13/2030		$600	$620
3.680% due 08/08/2049		300	322
4.375% due 04/10/2024		500	547
4.875% due 05/17/2042		500	620

Yango Justice International Ltd.
7.500% due 04/15/2024		400	387

Total China (Cost $2,749)			2,978

COLOMBIA 1.8%

CORPORATE BONDS & NOTES 0.5%

Ecopetrol S.A.
5.875% due 09/18/2023		$300	325
5.875% due 05/28/2045		400	429
6.875% due 04/29/2030		200	242
7.375% due 09/18/2043		200	247

			1,243

SOVEREIGN ISSUES 1.3%

Colombia Government International Bond
3.875% due 02/15/2061		300	269
4.125% due 05/15/2051		400	380
4.500% due 03/15/2029		300	328
5.000% due 06/15/2045 (j)		1,300	1,386
5.200% due 05/15/2049		200	220
6.125% due 01/18/2041		400	475
8.125% due 05/21/2024		300	356

			3,414

Total Colombia (Cost $4,299)			4,657

COSTA RICA 0.3%

SOVEREIGN ISSUES 0.3%

Costa Rica Government International Bond
4.250% due 01/26/2023		$400	407
5.625% due 04/30/2043		400	371

Total Costa Rica (Cost $800)			778

DOMINICAN REPUBLIC 2.0%

SOVEREIGN ISSUES 2.0%

Dominican Republic International Bond
4.875% due 09/23/2032		$700	723
5.300% due 01/21/2041		600	600
5.875% due 01/30/2060		800	799
5.950% due 01/25/2027		400	451
6.000% due 07/19/2028		1,600	1,822
6.500% due 02/15/2048		300	328
10.750% due 08/11/2028	DOP	13,700	283

Total Dominican Republic (Cost $4,660)			5,006

ECUADOR 1.3%

CORPORATE BONDS & NOTES 0.0%

Petroamazonas EP
4.625% due 12/06/2021		$83	83

SOVEREIGN ISSUES 1.3%

Ecuador Government International Bond
0.000% due 07/31/2030 (e)		273	152
0.500% due 07/31/2030 þ		962	830
0.500% due 07/31/2035 þ		2,384	1,641
0.500% due 07/31/2040 þ		1,295	806

			3,429

Total Ecuador (Cost $3,109)			3,512

EGYPT 2.4%

SOVEREIGN ISSUES 2.4%

Egypt Government International Bond
4.750% due 04/11/2025	EUR	400	496
5.577% due 02/21/2023		$1,000	1,052

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.125% due 01/31/2022		$400	$409
6.375% due 04/11/2031	EUR	200	248
7.053% due 01/15/2032		$400	411
7.625% due 05/29/2032		2,100	2,233
7.903% due 02/21/2048		400	398
8.500% due 01/31/2047		700	732
8.700% due 03/01/2049		200	212

Total Egypt (Cost $5,968)			6,191

EL SALVADOR 0.3%

SOVEREIGN ISSUES 0.3%

El Salvador Government International Bond
5.875% due 01/30/2025		$200	185
7.125% due 01/20/2050		600	513

Total El Salvador (Cost $800)			698

ETHIOPIA 0.1%

SOVEREIGN ISSUES 0.1%

Ethiopia International Bond
6.625% due 12/11/2024		$200	185

Total Ethiopia (Cost $200)			185

GERMANY 0.4%

CORPORATE BONDS & NOTES 0.4%

Deutsche Bank AG
1.346% (US0003M + 1.190%) due 11/16/2022 ~		$300	303
3.950% due 02/27/2023		400	420
5.000% due 02/14/2022		200	205

Total Germany (Cost $883)			928

GHANA 1.3%

SOVEREIGN ISSUES 1.3%

Ghana Government International Bond
0.000% due 04/07/2025 (e)		$200	159
6.375% due 02/11/2027		200	201
7.625% due 05/16/2029		600	608
7.750% due 04/07/2029		400	410
7.875% due 03/26/2027		300	318
8.125% due 03/26/2032		900	915
8.625% due 04/07/2034		400	414
8.750% due 03/11/2061		400	386

Total Ghana (Cost $3,313)			3,411

GUATEMALA 0.5%

SOVEREIGN ISSUES 0.5%

Guatemala Government International Bond
4.375% due 06/05/2027		$300	328
4.875% due 02/13/2028		410	463
6.125% due 06/01/2050		500	614

Total Guatemala (Cost $1,198)			1,405

HONG KONG 0.5%

CORPORATE BONDS & NOTES 0.3%

Huarong Finance Co. Ltd.
3.375% due 02/24/2030 (j)		$400	275
4.500% due 05/29/2029		250	174
5.000% due 11/19/2025		200	145

Lenovo Group Ltd.
3.421% due 11/02/2030		200	209

			803

SOVEREIGN ISSUES 0.2%

Airport Authority
2.625% due 02/04/2051		600	603

Total Hong Kong (Cost $1,460)			1,406

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDIA 1.2%

CORPORATE BONDS & NOTES 0.7%

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030		$200	$200

Adani Transmission Ltd.
4.250% due 05/21/2036		187	191

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030		200	203
3.950% due 02/13/2050		200	196

Muthoot Finance Ltd.
4.400% due 09/02/2023		300	310

Shriram Transport Finance Co. Ltd.
5.100% due 07/16/2023		700	713

			1,813

SOVEREIGN ISSUES 0.5%

Export-Import Bank of India
3.250% due 01/15/2030		500	509
3.375% due 08/05/2026		500	534
3.875% due 03/12/2024		200	214

			1,257

Total India (Cost $2,987)			3,070

INDONESIA 7.3%

CORPORATE BONDS & NOTES 3.6%

Indonesia Asahan Aluminium Persero PT
5.450% due 05/15/2030		$800	931

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		800	851
4.875% due 10/01/2024		500	553

Pelabuhan Indonesia PT
4.250% due 05/05/2025		400	437

Pertamina Persero PT
1.400% due 02/09/2026		500	491
4.875% due 05/03/2022		500	519
6.000% due 05/03/2042		1,500	1,842
6.450% due 05/30/2044		1,500	1,958

PT Perusahaan Listrik Negara
4.000% due 06/30/2050		800	796
4.125% due 05/15/2027		200	217
4.375% due 02/05/2050		200	205
5.250% due 05/15/2047		400	451

			9,251

SOVEREIGN ISSUES 3.7%

Indonesia Government International Bond
2.625% due 06/14/2023	EUR	200	250
3.375% due 04/15/2023		$1,500	1,578
3.375% due 07/30/2025	EUR	100	133
4.350% due 01/11/2048		$700	797
4.450% due 02/11/2024 (j)		1,100	1,206
4.750% due 01/08/2026		1,200	1,372
5.125% due 01/15/2045		200	248
5.250% due 01/17/2042		600	749
5.250% due 01/08/2047		200	255
6.750% due 01/15/2044		300	445
7.750% due 01/17/2038		100	151

Perusahaan Penerbit SBSN Indonesia
2.800% due 06/23/2030		200	205
4.400% due 03/01/2028 (j)		700	800
4.450% due 02/20/2029 (j)		1,200	1,381

			9,570

Total Indonesia (Cost $16,674)			18,821

IRELAND 1.2%

CORPORATE BONDS & NOTES 1.2%

Vnesheconombank Via VEB Finance PLC
5.942% due 11/21/2023		$2,800	3,075

Total Ireland (Cost $2,845)			3,075

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ISLE OF MAN 0.2%

CORPORATE BONDS & NOTES 0.2%

NE Property BV
1.875% due 10/09/2026	EUR	400	$488

Total Isle of Man (Cost $479)			488

ISRAEL 0.4%

CORPORATE BONDS & NOTES 0.2%

Leviathan Bond Ltd.
6.125% due 06/30/2025		$400	441

SOVEREIGN ISSUES 0.2%

Israel Government International Bond
3.375% due 01/15/2050		400	428

Total Israel (Cost $790)			869

IVORY COAST 1.4%

SOVEREIGN ISSUES 1.4%

Ivory Coast Government International Bond
4.875% due 01/30/2032	EUR	400	475
5.250% due 03/22/2030		1,400	1,739
5.750% due 12/31/2032 þ		$887	891
5.875% due 10/17/2031	EUR	200	255
6.625% due 03/22/2048		200	250

Total Ivory Coast (Cost $3,454)			3,610

JAMAICA 0.1%

CORPORATE BONDS & NOTES 0.1%

TransJamaican Highway Ltd.
5.750% due 10/10/2036		$199	198

Total Jamaica (Cost $199)			198

JERSEY, CHANNEL ISLANDS 0.0%

ASSET-BACKED SECURITIES 0.0%

ARTS Ltd.
1.899% due 09/15/2021 «•		$31	31

Total Jersey, Channel Islands (Cost $31)			31

JORDAN 0.6%

SOVEREIGN ISSUES 0.6%

Jordan Government International Bond
5.750% due 01/31/2027		$600	646
6.125% due 01/29/2026		300	326
7.375% due 10/10/2047		500	528

Total Jordan (Cost $1,474)			1,500

KAZAKHSTAN 1.4%

CORPORATE BONDS & NOTES 1.3%

Development Bank of Kazakhstan JSC
4.125% due 12/10/2022		$200	209

KazMunayGas National Co. JSC
4.750% due 04/24/2025		1,700	1,908
4.750% due 04/19/2027		400	457
5.750% due 04/19/2047		200	250

Tengizchevroil Finance Co. International Ltd.
3.250% due 08/15/2030		600	613

			3,437

SOVEREIGN ISSUES 0.1%

Kazakhstan Government International Bond
4.875% due 10/14/2044		200	252

Total Kazakhstan (Cost $3,278)			3,689

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KENYA 0.4%

SOVEREIGN ISSUES 0.4%

Kenya Government International Bond
6.300% due 01/23/2034		$200	$200
7.250% due 02/28/2028		600	664
8.000% due 05/22/2032		200	226

Total Kenya (Cost $1,028)			1,090

LUXEMBOURG 3.1%

CORPORATE BONDS & NOTES 3.1%

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(b)(c)		$888	227

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		1,600	1,663
6.000% due 11/27/2023		300	331

Gazprom OAO Via Gaz Capital S.A.
4.950% due 07/19/2022		700	729
5.150% due 02/11/2026		1,000	1,127
6.510% due 03/07/2022		750	781

Petrorio Luxembourg SARL
6.125% due 06/09/2026		300	307

Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		2,200	2,274

Unigel Luxembourg S.A.
8.750% due 10/01/2026		400	434

Total Luxembourg (Cost $7,848)			7,873

MALAYSIA 0.9%

CORPORATE BONDS & NOTES 0.9%

Petronas Capital Ltd.
3.404% due 04/28/2061		$800	822
4.550% due 04/21/2050		600	742
4.800% due 04/21/2060		500	665

Total Malaysia (Cost $1,900)			2,229

MAURITIUS 0.2%

CORPORATE BONDS & NOTES 0.2%

Greenko Solar Mauritius Ltd.
5.950% due 07/29/2026		$500	540

Total Mauritius (Cost $500)			540

		SHARES
MEXICO 7.2%

COMMON STOCKS 0.0%

Desarrolladora Homex S.A.B. de C.V. (d)		17,978	0

Hipotecaria Su Casita S.A. «(d)		5,259	0

Urbi Desarrollos Urbanos S.A.B. de C.V. (d)		95	0

			0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 5.0%

America Movil S.A.B. de C.V.
6.450% due 12/05/2022	MXN	6,000	302

Banco Mercantil del Norte S.A.
7.500% due 06/27/2029 •(g)(h)		$200	226

Industrias Penoles S.A.B. de C.V.
4.750% due 08/06/2050		400	432

Minera Mexico S.A. de C.V.
4.500% due 01/26/2050		200	224

Petroleos Mexicanos
5.350% due 02/12/2028		200	197
5.950% due 01/28/2031		1,050	1,021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.350% due 02/12/2048		$1,336	$1,140
6.625% due 06/15/2038		700	649
6.750% due 09/21/2047		760	674
6.840% due 01/23/2030		650	671
6.950% due 01/28/2060		3,000	2,659
7.690% due 01/23/2050		4,200	4,048

Trust Fibra Uno
6.390% due 01/15/2050		400	469

			12,712

SOVEREIGN ISSUES 2.2%

Mexico Government International Bond
2.659% due 05/24/2031		200	196
3.750% due 04/19/2071		500	458
3.771% due 05/24/2061		2,344	2,186
4.750% due 04/27/2032		600	689
5.000% due 04/27/2051		900	1,024
5.750% due 10/12/2110		900	1,079

			5,632

Total Mexico (Cost $19,402)			18,344

MONGOLIA 0.9%

SOVEREIGN ISSUES 0.9%

Mongolia Government International Bond
3.500% due 07/07/2027 (a)		$600	591
4.450% due 07/07/2031 (a)		400	394
5.125% due 12/05/2022		530	554
5.625% due 05/01/2023		700	741

Total Mongolia (Cost $2,213)			2,280

MOROCCO 0.6%

CORPORATE BONDS & NOTES 0.3%

OCP S.A.
3.750% due 06/23/2031		$400	405
5.125% due 06/23/2051		500	506

			911

SOVEREIGN ISSUES 0.3%

Morocco Government International Bond
4.000% due 12/15/2050		600	558
4.250% due 12/11/2022		200	210

			768

Total Morocco (Cost $1,696)			1,679

NAMIBIA 0.1%

SOVEREIGN ISSUES 0.1%

Namibia Government International Bond
5.250% due 10/29/2025		$300	324

Total Namibia (Cost $299)			324

NETHERLANDS 1.3%

CORPORATE BONDS & NOTES 1.3%

Kazakhstan Temir Zholy Finance BV
6.950% due 07/10/2042		$300	413

Metinvest BV
7.750% due 04/23/2023		200	214
8.500% due 04/23/2026		400	457

Mong Duong Finance Holdings BV
5.125% due 05/07/2029		400	402

Prosus NV
1.539% due 08/03/2028	EUR	200	246
2.031% due 08/03/2032		100	122
3.680% due 01/21/2030		$200	214
4.027% due 08/03/2050		200	193

Republic of Angola Via Avenir BV
4.665% (US0006M + 4.500%) due 12/07/2023 ~		500	493

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	17

Schedule of Investments	PIMCO Emerging Markets Bond Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.660% (US0006M + 7.500%) due 07/01/2023 ~	$505	$506

Total Netherlands (Cost $3,106)		3,260

NIGERIA 2.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

Bank of Industry Limited
6.119% (LIBOR03M + 6.000%) due 12/14/2023 ~	$1,300	1,303

SOVEREIGN ISSUES 2.0%

Nigeria Government International Bond
5.625% due 06/27/2022	400	414
6.375% due 07/12/2023	300	322
6.500% due 11/28/2027	1,800	1,914
7.143% due 02/23/2030	200	212
7.875% due 02/16/2032	1,700	1,836
8.747% due 01/21/2031	400	455

		5,153

Total Nigeria (Cost $6,185)		6,456

OMAN 2.0%

SOVEREIGN ISSUES 2.0%

Oman Government International Bond
4.125% due 01/17/2023	$600	618
5.625% due 01/17/2028	1,500	1,581
6.000% due 08/01/2029	1,000	1,066
6.250% due 01/25/2031	500	538
6.500% due 03/08/2047	700	687
7.000% due 01/25/2051	500	510

Total Oman (Cost $4,703)		5,000

PAKISTAN 0.6%

CORPORATE BONDS & NOTES 0.2%

Third Pakistan International Sukuk Co. Ltd.
5.500% due 10/13/2021	$200	202
5.625% due 12/05/2022	200	206

		408

SOVEREIGN ISSUES 0.4%

Pakistan Government International Bond
6.875% due 12/05/2027	400	416
8.875% due 04/08/2051	500	532

		948

Total Pakistan (Cost $1,295)		1,356

PANAMA 2.0%

CORPORATE BONDS & NOTES 0.5%

Aeropuerto Internacional de Tocumen S.A.
6.000% due 11/18/2048	$690	753

Banco General S.A.
5.250% due 05/07/2031 •(g)(h)	400	419

Banco Nacional de Panama
2.500% due 08/11/2030	200	194

		1,366

SOVEREIGN ISSUES 1.5%

Panama Government International Bond
4.300% due 04/29/2053	1,100	1,223
4.500% due 04/01/2056	900	1,021
6.700% due 01/26/2036	600	816
8.875% due 09/30/2027	500	691

		3,751

Total Panama (Cost $4,755)		5,117

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PARAGUAY 0.3%

SOVEREIGN ISSUES 0.3%

Paraguay Government International Bond
2.739% due 01/29/2033		$200	$196
5.400% due 03/30/2050		300	351
6.100% due 08/11/2044		200	249

Total Paraguay (Cost $745)			796

PERU 1.8%

CORPORATE BONDS & NOTES 0.7%

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	1,800	484

InRetail Consumer
3.250% due 03/22/2028		$500	495

Petroleos del Peru S.A.
4.750% due 06/19/2032		400	421
5.625% due 06/19/2047		300	320

			1,720

SOVEREIGN ISSUES 1.1%

Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023		200	207

Peru Government International Bond
1.862% due 12/01/2032		600	558
2.392% due 01/23/2026		200	207
2.783% due 01/23/2031		200	204
3.230% due 07/28/2121		200	176
5.350% due 08/12/2040	PEN	1,000	231
6.350% due 08/12/2028		1,700	494
8.750% due 11/21/2033		$400	629

			2,706

Total Peru (Cost $4,431)			4,426

PHILIPPINES 1.2%

CORPORATE BONDS & NOTES 0.4%

Power Sector Assets & Liabilities Management Corp.
7.390% due 12/02/2024		$900	1,093

SOVEREIGN ISSUES 0.8%

Philippines Government International Bond
2.650% due 12/10/2045		500	464
2.950% due 05/05/2045		400	387
3.700% due 03/01/2041		1,000	1,084

			1,935

Total Philippines (Cost $3,059)			3,028

QATAR 2.7%

CORPORATE BONDS & NOTES 0.8%

Nakilat, Inc.
6.067% due 12/31/2033		$97	120

Qatar Petroleum
2.250% due 07/12/2031 (a)		400	396
3.125% due 07/12/2041 (a)		400	399
3.300% due 07/12/2051 (a)		800	800

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027		336	386

			2,101

SOVEREIGN ISSUES 1.9%

Qatar Government International Bond
3.375% due 03/14/2024 (j)		800	859
3.750% due 04/16/2030		400	453
4.400% due 04/16/2050		600	732
4.817% due 03/14/2049		1,100	1,419
5.103% due 04/23/2048		1,100	1,463

			4,926

Total Qatar (Cost $6,100)			7,027

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ROMANIA 1.1%

SOVEREIGN ISSUES 1.1%

Romania Government International Bond
1.375% due 12/02/2029	EUR	100	$119
2.124% due 07/16/2031		800	981
2.625% due 12/02/2040		500	589
3.000% due 02/14/2031		$300	312
3.500% due 04/03/2034	EUR	100	136
3.624% due 05/26/2030		300	412
4.000% due 02/14/2051		$200	210

Total Romania (Cost $2,546)			2,759

RUSSIA 1.4%

CORPORATE BONDS & NOTES 0.3%

SCF Capital Designated Activity Co.
5.375% due 06/16/2023		$800	858

SOVEREIGN ISSUES 1.1%

Russia Government International Bond
1.850% due 11/20/2032	EUR	600	696
5.625% due 04/04/2042		$1,700	2,187

			2,883

Total Russia (Cost $3,219)			3,741

SAUDI ARABIA 3.9%

CORPORATE BONDS & NOTES 0.1%

Saudi Arabian Oil Co.
3.500% due 11/24/2070		$300	292

SOVEREIGN ISSUES 3.8%

Saudi Government International Bond
2.250% due 02/02/2033		900	876
3.450% due 02/02/2061		600	601
3.625% due 03/04/2028		1,200	1,328
3.750% due 01/21/2055		1,500	1,589
4.000% due 04/17/2025		1,000	1,106
4.375% due 04/16/2029 (j)		600	696
4.500% due 10/26/2046 (j)		2,900	3,409

			9,605

Total Saudi Arabia (Cost $9,358)			9,897

SENEGAL 0.3%

SOVEREIGN ISSUES 0.3%

Senegal Government International Bond
4.750% due 03/13/2028	EUR	100	124
5.375% due 06/08/2037		200	234
6.250% due 05/23/2033		$300	317
6.750% due 03/13/2048		200	203

Total Senegal (Cost $868)			878

SERBIA 0.3%

SOVEREIGN ISSUES 0.3%

Serbia Government International Bond
1.650% due 03/03/2033	EUR	500	582
3.125% due 05/15/2027		100	132

Total Serbia (Cost $709)			714

SINGAPORE 0.5%

CORPORATE BONDS & NOTES 0.5%

BOC Aviation Ltd.
2.750% due 09/18/2022		$900	917

Flex Ltd.
4.875% due 06/15/2029		100	115

Medco Bell Pte Ltd.
6.375% due 01/30/2027		300	310

Total Singapore (Cost $1,301)			1,342

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH AFRICA 5.3%

CORPORATE BONDS & NOTES 1.4%

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030		$200	$207
6.500% due 04/15/2040		100	125

Eskom Holdings SOC Ltd.
6.350% due 08/10/2028		500	558
7.125% due 02/11/2025		500	529

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		500	537

Prosus NV
5.500% due 07/21/2025		200	229

Transnet SOC Ltd.
4.000% due 07/26/2022		1,300	1,327

			3,512

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

Sasol Ltd.
0.500% - 1.792% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		1,122	1,064

SOVEREIGN ISSUES 3.5%

South Africa Government International Bond
4.850% due 09/30/2029		1,500	1,595
5.000% due 10/12/2046		300	285
5.750% due 09/30/2049		1,400	1,436
5.875% due 05/30/2022		800	839
10.500% due 12/21/2026	ZAR	58,700	4,672

			8,827

Total South Africa (Cost $12,902)			13,403

SOUTH KOREA 0.3%

CORPORATE BONDS & NOTES 0.3%

LG Chem Ltd.
1.375% due 07/07/2026 (a)		$900	893

Total South Korea (Cost $895)			893

SRI LANKA 0.9%

SOVEREIGN ISSUES 0.9%

Sri Lanka Government International Bond
6.125% due 06/03/2025		$700	476
6.250% due 07/27/2021		368	362
6.825% due 07/18/2026		700	450
6.850% due 11/03/2025		800	538
7.550% due 03/28/2030		400	253
7.850% due 03/14/2029		300	192

Total Sri Lanka (Cost $2,911)			2,271

SUPRANATIONAL 0.2%

CORPORATE BONDS & NOTES 0.2%

African Export-Import Bank
2.634% due 05/17/2026		$600	610

Total Supranational (Cost $600)			610

TANZANIA 0.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

The Ministry of Finance and Planning, Government of the United Republic of Tanzania
5.364% (LIBOR03M + 5.200%) due 06/23/2022 «~		$229	229

Total Tanzania (Cost $228)			229

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
THAILAND 0.2%

CORPORATE BONDS & NOTES 0.2%

GC Treasury Center Co. Ltd.
2.980% due 03/18/2031		$200	$205
4.300% due 03/18/2051		200	219

Total Thailand (Cost $394)			424

TRINIDAD AND TOBAGO 0.0%

CORPORATE BONDS & NOTES 0.0%

Trinidad Petroleum Holdings Ltd.
6.000% due 05/08/2022		$58	59

Total Trinidad and Tobago (Cost $58)			59

TURKEY 6.0%

CORPORATE BONDS & NOTES 1.0%

Hazine Mustesarligi Varlik Kiralama A/S
5.004% due 04/06/2023		$200	205
5.125% due 06/22/2026		1,600	1,600

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		255	239

Turkiye Is Bankasi A/S
6.125% due 04/25/2024		200	209

Yapi ve Kredi Bankasi A/S
5.850% due 06/21/2024		200	206

			2,459

SOVEREIGN ISSUES 5.0%

Turkey Government International Bond
4.750% due 01/26/2026		400	394
4.875% due 04/16/2043		700	559
5.125% due 03/25/2022		1,200	1,227
5.125% due 02/17/2028		1,500	1,461
5.750% due 05/11/2047		1,800	1,542
5.875% due 06/26/2031		500	487
5.950% due 01/15/2031		500	491
6.000% due 03/25/2027		1,700	1,740
6.000% due 01/14/2041		600	545
6.125% due 10/24/2028		300	306
6.375% due 10/14/2025		600	630
6.875% due 03/17/2036		1,600	1,621
7.250% due 03/05/2038		700	735

Turkiye Ihracat Kredi Bankasi A/S
4.250% due 09/18/2022		500	508
5.375% due 10/24/2023		200	206
8.250% due 01/24/2024		400	436

			12,888

Total Turkey (Cost $15,789)			15,347

UKRAINE 2.8%

SOVEREIGN ISSUES 2.8%

Ukraine Government International Bond
1.258% due 05/31/2040 ~		$1,000	1,189
6.876% due 05/21/2029		200	208
7.253% due 03/15/2033		700	731
7.750% due 09/01/2021		1,300	1,313
7.750% due 09/01/2022		1,400	1,474
7.750% due 09/01/2023		1,030	1,112
7.750% due 09/01/2024		900	984
17.000% due 05/11/2022	UAH	4,300	165

Total Ukraine (Cost $6,388)			7,176

UNITED ARAB EMIRATES 2.0%

CORPORATE BONDS & NOTES 0.6%

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026		$600	636

DP World PLC
6.850% due 07/02/2037		600	816

			1,452

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.4%

Emirate of Abu Dhabi Government International Bond
2.700% due 09/02/2070 (j)		$1,000	$909
3.125% due 09/30/2049 (j)		1,000	1,023
3.875% due 04/16/2050 (j)		1,400	1,616

			3,548

Total United Arab Emirates (Cost $4,630)			5,000

UNITED KINGDOM 0.5%

CORPORATE BONDS & NOTES 0.5%

Barclays PLC
3.250% due 02/12/2027	GBP	100	151

Fresnillo PLC
4.250% due 10/02/2050		$600	611

HSBC Holdings PLC
4.041% due 03/13/2028 •		200	222

State Savings Bank of Ukraine
9.375% due 03/10/2023 þ		120	126

Ukreximbank Via Biz Finance PLC
9.750% due 01/22/2025		150	162

Total United Kingdom (Cost $1,211)			1,272

UNITED STATES 4.1%

ASSET-BACKED SECURITIES 1.5%

Countrywide Asset-Backed Certificates Trust
0.332% due 02/25/2037 •		$628	614
1.217% due 11/25/2035 •		380	378

Credit-Based Asset Servicing & Securitization Trust
3.264% due 01/25/2037 ^þ		649	298

Morgan Stanley ABS Capital, Inc. Trust
0.857% due 01/25/2035 •		69	68
0.887% due 03/25/2034 •		506	501

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.872% due 09/25/2035 •		500	483

Soundview Home Loan Trust
0.992% due 10/25/2037 •		157	139

Wells Fargo Home Equity Asset-Backed Securities Trust
0.412% due 03/25/2037 •		1,500	1,373

			3,854

CORPORATE BONDS & NOTES 1.4%

DAE Funding LLC
1.625% due 02/15/2024		200	203
2.625% due 03/20/2025		200	204
3.375% due 03/20/2028		200	205

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		300	309

Rio Oil Finance Trust
8.200% due 04/06/2028		480	556
9.250% due 07/06/2024		831	923
9.750% due 01/06/2027		703	832

Rutas 2 and 7 Finance Ltd.
0.000% due 09/30/2036 (e)		500	363

			3,595

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.8%

American Home Mortgage Investment Trust
1.671% due 09/25/2045 •		1	1

Banc of America Mortgage Trust
2.787% due 02/25/2036 ^~		1	1

BCAP LLC Trust
2.648% due 05/26/2037 ~		739	738

Bear Stearns Adjustable Rate Mortgage Trust
2.756% due 01/25/2035 ~		1	1
3.156% due 05/25/2047 ^~		9	9

Citigroup Mortgage Loan Trust
1.915% due 08/25/2035 ~		5	5
3.234% due 09/25/2037 ^~		19	18

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	19

Schedule of Investments	PIMCO Emerging Markets Bond Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CitiMortgage Alternative Loan Trust
0.742% due 10/25/2036 •	$107	$88

Countrywide Alternative Loan Trust
0.442% due 05/25/2036 ^•	132	67

GSR Mortgage Loan Trust
2.927% due 01/25/2036 ^~	3	3

IndyMac Mortgage Loan Trust
0.272% due 02/25/2037 •	193	195
0.732% due 07/25/2045 •	108	97
2.790% due 11/25/2037 ~	90	87

Lehman XS Trust
0.282% due 09/25/2046 •	148	150
0.342% due 08/25/2037 •	295	287

Morgan Stanley Mortgage Loan Trust
2.043% due 06/25/2036 ~	1	1

SunTrust Adjustable Rate Mortgage Loan Trust
2.910% due 10/25/2037 ^~	68	64

WaMu Mortgage Pass-Through Certificates Trust
2.931% due 03/25/2036 ~	157	157
3.031% due 02/25/2037 ^~	15	15

Washington Mutual Mortgage Pass-Through Certificates Trust
0.866% due 02/25/2047 ^•	173	159

		2,143

U.S. GOVERNMENT AGENCIES 0.4%

Freddie Mac
2.170% due 03/01/2036 •	8	8

Uniform Mortgage-Backed Security
4.000% due 07/01/2048	56	60

Uniform Mortgage-Backed Security, TBA
3.500% due 08/01/2051	1,000	1,053

		1,121

Total United States (Cost $9,936)		10,713

URUGUAY 0.3%

SOVEREIGN ISSUES 0.3%

Uruguay Government International Bond
5.100% due 06/18/2050	$500	656

Total Uruguay (Cost $480)		656

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VENEZUELA 0.5%

CORPORATE BONDS & NOTES 0.2%

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(c)	$3,750	$169
5.500% due 04/12/2037 ^(c)	4,350	196
6.000% due 05/16/2024 ^(c)	380	17
6.000% due 11/15/2026 ^(c)	1,200	54

		436

SOVEREIGN ISSUES 0.3%

Venezuela Government International Bond
7.000% due 03/31/2038 ^(c)	300	32
7.650% due 04/21/2025 ^(c)	630	64
8.250% due 10/13/2024 ^(c)	3,850	406
9.000% due 05/07/2023 ^(c)	800	82
9.250% due 09/15/2027 ^(c)	1,190	127
9.375% due 01/13/2034 ^(c)	40	4
11.950% due 08/05/2031 ^(c)	490	52

		767

Total Venezuela (Cost $10,193)		1,203

VIRGIN ISLANDS (BRITISH) 0.4%

CORPORATE BONDS & NOTES 0.4%

1MDB Global Investments Ltd.
4.400% due 03/09/2023	$1,000	1,009

Total Virgin Islands (British) (Cost $1,012)		1,009

ZAMBIA 0.2%

SOVEREIGN ISSUES 0.2%

Zambia Government International Bond
5.375% due 09/20/2022 ^(c)	$200	127
8.500% due 04/14/2024 ^(c)	400	257
8.970% due 07/30/2027 ^(c)	400	254

Total Zambia (Cost $728)		638

SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS (i) 0.8%

		2,089

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.023% due 08/10/2021 (e)(f)	$291	$291

Total Short-Term Instruments (Cost $2,380)		2,380

Total Investments in Securities (Cost $256,095)		256,726

	SHARES
INVESTMENTS IN AFFILIATES 5.0%

SHORT-TERM INSTRUMENTS 5.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.0%

PIMCO Short-Term Floating NAV Portfolio III	1,293,369	12,754

Total Short-Term Instruments (Cost $12,727)		12,754

Total Investments in Affiliates (Cost $12,727)		12,754

Total Investments 105.5% (Cost $268,822)		$269,480

Financial Derivative Instruments (k)(l) 0.5% (Cost or Premiums, net $419)		1,165

Other Assets and Liabilities, net (6.0)%		(15,324)

Net Assets 100.0%		$255,321

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	(0.010)%	06/02/2021	07/02/2021	$744	U.S. Treasury Notes 2.375% due 02/29/2024	$(742)	$744	$744
JPS	(0.010)	06/02/2021	07/02/2021	1,345	U.S. Treasury Bonds 3.375% due 11/15/2048	(1,410)	1,345	1,345

Total Repurchase Agreements						$(2,152)	$2,089	$2,089

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BPS	0.350%	05/03/2021	08/06/2021		$(4,422)	$(4,424)
	0.350	05/28/2021	08/31/2021		(815)	(815)
BRC	(0.500)	04/14/2021	TBD	(3)	(291)	(291)
CFR	0.300	04/15/2021	TBD	(3)	(629)	(629)
JML	0.280	04/07/2021	07/08/2021		(1,081)	(1,082)
	0.300	05/07/2021	07/08/2021		(2,614)	(2,615)
SCX	0.350	05/05/2021	08/04/2021		(1,889)	(1,890)
	0.350	05/21/2021	08/20/2021		(1,350)	(1,351)

Total Reverse Repurchase Agreements						$(13,097)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
United States (0.8)%
U.S. Treasury Obligations (0.8)%
U.S. Treasury Bonds	3.375%	11/15/2048	$1,100	$(1,601)	$(1,410)
U.S. Treasury Notes	2.375	02/29/2024	700	(742)	(742)

Total Short Sales (0.8)%				$(2,343)	$(2,152)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$744	$0	$0	$0	$744	$(743)	$1
BPS	0	(5,239)	0	0	(5,239)	5,633	394
BRC	0	(291)	0	0	(291)	275	(16)
CFR	0	(629)	0	0	(629)	696	67
JML	0	(3,697)	0	0	(3,697)	4,136	439
JPS	1,345	0	0	0	1,345	(1,410)	(65)
SCX	0	(3,241)	0	0	(3,241)	3,549	308

Master Securities Forward Transaction Agreement
BOS	0	0	0	(742)	(742)	0	(742)
BPG	0	0	0	(1,410)	(1,410)	0	(1,410)

Total Borrowings and Other Financing Transactions	$2,089	$(13,097)	$0	$(2,152)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	21

Schedule of Investments	PIMCO Emerging Markets Bond Portfolio	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(291)	$(291)
Sovereign Issues	0	(3,697)	(8,480)	(629)	(12,806)

Total Borrowings	$0	$(3,697)	$(8,480)	$(920)	$(13,097)

Payable for reverse repurchase agreements					$(13,097)

(j)	Securities with an aggregate market value of $14,288 have been pledged as collateral under the terms of the above master agreements as of June 30, 2021.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2021 was $(17,125) at a weighted average interest rate of 0.379%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for short sales includes $10 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)   FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note September Futures	09/2021	198	$24,439	$(58)	$12	$0
U.S. Treasury 10-Year Note September Futures	09/2021	46	6,095	43	11	0
U.S. Treasury Ultra Long-Term Bond September Futures	09/2021	19	3,661	179	21	0

				$164	$44	$0

SHORT FUTURES CONTRACTS
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond September Futures	09/2021	52	$(10,643)	$(65)	$12	$(33)

Total Futures Contracts				$99	$56	$(33)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	0.385%	$100	$0	$2	$2	$0	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	5.863%	Maturity	01/02/2023	BRL	32,300	$(22)	$(23)	$(45)	$0	$(8)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026	$	4,100	(115)	24	(91)	3	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		5,700	334	(200)	134	5	0
Receive(5)	6-Month EUR-EURIBOR	(0.250)	Annual	09/15/2026	EUR	1,100	(1)	2	1	0	(1)
Receive(5)	6-Month EUR-EURIBOR	0.000	Annual	09/15/2031		800	13	(1)	12	0	(2)
Pay	28-Day MXN-TIIE	6.100	Lunar	03/04/2025	MXN	43,600	87	(109)	(22)	4	0
Pay	28-Day MXN-TIIE	6.100	Lunar	03/06/2025		23,200	46	(58)	(12)	2	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	28-Day MXN-TIIE	5.470	Lunar	04/24/2025	11,300	$(9)	$28	$19	$0	$(1)
Receive	28-Day MXN-TIIE	5.615	Lunar	04/29/2025	44,500	(48)	111	63	0	(5)
Receive	28-Day MXN-TIIE	5.520	Lunar	04/30/2025	11,200	(10)	28	18	0	(1)
Receive	28-Day MXN-TIIE	5.530	Lunar	04/30/2025	2,300	(2)	5	3	0	0

						$273	$(193)	$80	$14	$(18)

Total Swap Agreements						$273	$(191)	$82	$14	$(18)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$56	$14	$70	$0	$(33)	$(18)	$(51)

Cash of $1,374 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	08/2021	RUB	215		$3	$0	$0
	08/2021		$115	UAH	3,190	1	0
	09/2021		128	RUB	9,320	0	(2)

BPS	07/2021	RUB	1,371		$18	0	0
	11/2021	MXN	6,414		318	1	0

BRC	10/2021		$733	PEN	2,829	4	0

BSH	07/2021		24		93	0	0

CBK	07/2021	PEN	1,594		$400	0	(14)
	07/2021		$422	PEN	1,594	0	(7)
	08/2021	COP	2,395,448		$652	15	0
	08/2021		$401	PEN	1,594	14	0
	09/2021	ZAR	36,976		$2,689	124	0
	10/2021	PEN	6,430		1,727	52	(1)
	12/2021	EGP	5,980		355	0	(10)
	01/2022	PEN	4,455		1,226	67	0

GLM	07/2021	BRL	815		163	0	(1)
	07/2021	DOP	13,353		226	0	(8)
	07/2021		$162	BRL	815	2	0
	08/2021	BRL	815		$161	0	(2)
	08/2021	DOP	16,485		279	0	(9)
	08/2021	RUB	690		9	0	0

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	23

Schedule of Investments	PIMCO Emerging Markets Bond Portfolio	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2021		$443	RUB	32,346	$0	$(4)
	09/2021	DOP	228		$4	0	0
	09/2021		$162	RUB	11,898	0	(1)
	09/2021	ZAR	17,918		$1,302	59	0
	10/2021	DOP	234		4	0	0
	10/2021		$521	PEN	2,003	1	0
	11/2021		221		830	0	(5)
	02/2022	ZAR	16,407		$1,049	0	(66)

HUS	07/2021	GBP	116		165	4	0
	07/2021		$224	EUR	188	0	(1)
	08/2021	RUB	222		$3	0	0
	08/2021		$636	COP	2,400,900	2	0
	09/2021	PEN	1,238		$335	12	0
	09/2021		$67	RUB	4,907	0	(1)

JPM	07/2021	PEN	93		$23	0	(1)
	07/2021		$30	TRY	265	0	0
	08/2021		23	PEN	93	1	0

MYI	07/2021	BRL	815		$152	0	(12)
	07/2021		$163	BRL	815	1	0
	08/2021		2,819	EGP	45,206	21	0
	08/2021		614	UAH	17,260	11	0
	09/2021		215	ZAR	3,081	0	(1)

SCX	07/2021	EUR	7,968		$9,746	298	0
	08/2021		7,780		9,232	1	0

SOG	08/2021	RUB	246		3	0	0

UAG	07/2021		$447	RUB	32,345	0	(6)
	09/2021		66		4,848	0	(1)

Total Forward Foreign Currency Contracts						$691	$(153)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Turkey Government International Bond	(1.000)%	Quarterly	12/20/2025	3.725%	$400	$34	$10	$44	$0
	Turkey Government International Bond	(1.000)	Quarterly	06/20/2026	3.808	400	51	(2)	49	0

BPS	Turkey Government International Bond	(1.000)	Quarterly	06/20/2026	3.808	400	50	(1)	49	0

CBK	Turkey Government International Bond	(1.000)	Quarterly	12/20/2025	3.725	400	34	10	44	0

DUB	Turkey Government International Bond	(1.000)	Quarterly	12/20/2025	3.725	600	60	6	66	0
	Turkey Government International Bond	(1.000)	Quarterly	06/20/2026	3.808	400	50	0	50	0

GST	Turkey Government International Bond	(1.000)	Quarterly	06/20/2026	3.808	400	51	(1)	50	0

HUS	Dubai Government International Bond	(1.000)	Quarterly	12/20/2024	0.659	100	0	(1)	0	(1)

JPM	Dubai Government International Bond	(1.000)	Quarterly	12/20/2024	0.659	200	0	(3)	0	(3)
	Turkey Government International Bond	(1.000)	Quarterly	12/20/2025	3.725	800	77	11	88	0

							$407	$29	$440	$(4)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	06/20/2022	0.550%	$1,200	$(4)	$10	$6	$0
	Brazil Government International Bond	1.000	Quarterly	06/20/2031	2.494	300	(44)	6	0	(38)
	Chile Government International Bond	1.000	Quarterly	12/20/2025	0.521	1,000	25	(4)	21	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2025	1.252	2,000	(52)	31	0	(21)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.221	1,500	20	15	35	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2022	0.409	400	(9)	11	2	0

BPS	Indonesia Government International Bond	1.000	Quarterly	12/20/2021	0.166	500	(15)	17	2	0
	Indonesia Government International Bond	1.000	Quarterly	06/20/2026	0.745	2,200	16	12	28	0
	Peru Government International Bond	1.000	Quarterly	06/20/2026	0.823	600	4	1	5	0

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BRC	Argentine Republic Government International Bond	5.000%	Quarterly	12/20/2023	15.005%	$450	$(67)	$(24)	$0	$(91)
	Chile Government International Bond	1.000	Quarterly	12/20/2021	0.115	3,000	41	(27)	14	0
	Chile Government International Bond	1.000	Quarterly	06/20/2026	0.587	1,000	17	4	21	0
	Eskom Holdings SOC Ltd.	1.000	Quarterly	12/20/2021	2.343	600	(13)	9	0	(4)
	Indonesia Government International Bond	1.000	Quarterly	06/20/2031	1.364	2,200	(86)	16	0	(70)
	Nigeria Government International Bond	5.000	Quarterly	12/20/2021	0.827	400	21	(12)	9	0
	QNB Finance Ltd.	1.000	Quarterly	06/20/2023	0.603	100	1	0	1	0
	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2024	0.309	500	5	7	12	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	0.266	500	(36)	38	2	0

CBK	Peru Government International Bond	1.000	Quarterly	12/20/2025	0.743	800	9	0	9	0
	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2024	0.309	1,900	(64)	110	46	0

DUB	Egypt Government International Bond	5.000	Quarterly	06/20/2022	1.556	500	17	1	18	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2026	0.544	200	4	1	5	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	0.266	1,500	0	6	6	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2022	0.681	500	(4)	7	3	0

FBF	Egypt Government International Bond	1.000	Quarterly	12/20/2021	1.309	700	(60)	59	0	(1)

GST	Brazil Government International Bond	1.000	Quarterly	06/20/2022	0.550	300	(1)	2	1	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2031	2.494	100	(15)	2	0	(13)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.608	100	(1)	2	1	0
	Peru Government International Bond	1.000	Quarterly	06/20/2026	0.823	900	7	1	8	0
	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2024	0.309	300	3	4	7	0

HUS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.433	400	(6)	12	6	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.485	100	(1)	3	2	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.221	4,100	43	54	97	0

JPM	Banque Centrale de Tunisie International Bond	1.000	Quarterly	06/20/2022	6.657	400	(28)	7	0	(21)
	Israel Government International Bond	1.000	Quarterly	06/20/2024	0.237	400	9	0	9	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.938	100	(1)	1	0	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.049	500	(8)	8	0	0

MYC	Brazil Government International Bond	1.000	Quarterly	06/20/2022	0.550	200	(1)	2	1	0
	Eskom Holdings SOC Ltd.	1.000	Quarterly	06/20/2022	2.600	200	(4)	1	0	(3)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.608	100	(1)	2	1	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	0.833	100	(1)	2	1	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.938	300	(2)	3	1	0
	Peru Government International Bond	1.000	Quarterly	06/20/2026	0.823	1,800	3	13	16	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.216	1,300	10	(5)	5	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.221	1,400	8	25	33	0

							$(261)	$433	$434	$(262)

Total Swap Agreements							$146	$462	$874	$(266)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$1	$0	$157	$158	$(2)	$0	$(59)	$(61)	$97	$0	$97
BPS	1	0	84	85	0	0	0	0	85	0	85
BRC	4	0	59	63	0	0	(165)	(165)	(102)	0	(102)
CBK	272	0	99	371	(32)	0	0	(32)	339	(270)	69
DUB	0	0	148	148	0	0	0	0	148	(10)	138

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	25

Schedule of Investments	PIMCO Emerging Markets Bond Portfolio	(Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
FBF	$0	$0	$0	$0	$0	$0	$(1)	$(1)	$(1)	$0	$(1)
GLM	62	0	0	62	(96)	0	0	(96)	(34)	0	(34)
GST	0	0	67	67	0	0	(13)	(13)	54	0	54
HUS	18	0	105	123	(2)	0	(1)	(3)	120	0	120
JPM	1	0	97	98	(1)	0	(24)	(25)	73	0	73
MYC	0	0	58	58	0	0	(3)	(3)	55	0	55
MYI	33	0	0	33	(13)	0	0	(13)	20	0	20
SCX	299	0	0	299	0	0	0	0	299	(300)	(1)
UAG	0	0	0	0	(7)	0	0	(7)	(7)	0	(7)

Total Over the Counter	$691	$0	$874	$1,565	$(153)	$0	$(266)	$(419)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$56	$56
Swap Agreements	0	0	0	0	14	14

	$0	$0	$0	$0	$70	$70

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$691	$0	$691
Swap Agreements	0	874	0	0	0	874

	$0	$874	$0	$691	$0	$1,565

	$0	$874	$0	$691	$70	$1,635

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$33	$33
Swap Agreements	0	0	0	0	18	18

	$0	$0	$0	$0	$51	$51

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$153	$0	$153
Swap Agreements	0	266	0	0	0	266

	$0	$266	$0	$153	$0	$419

	$0	$266	$0	$153	$51	$470

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(651)	$(651)
Swap Agreements	0	(156)	0	0	9	(147)

	$0	$(156)	$0	$0	$(642)	$(798)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(772)	$0	$(772)
Swap Agreements	0	497	0	0	0	497

	$0	$497	$0	$(772)	$0	$(275)

	$0	$341	$0	$(772)	$(642)	$(1,073)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$147	$147
Swap Agreements	0	293	0	0	(193)	100

	$0	$293	$0	$0	$(46)	$247

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,112	$0	$1,112
Swap Agreements	0	(314)	0	0	0	(314)

	$0	$(314)	$0	$1,112	$0	$798

	$0	$(21)	$0	$1,112	$(46)	$1,045

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Angola
Sovereign Issues	$0	$2,636	$0	$2,636
Argentina
Sovereign Issues	0	5,266	0	5,266
Armenia
Sovereign Issues	0	771	0	771
Austria
Corporate Bonds & Notes	0	239	0	239
Azerbaijan
Corporate Bonds & Notes	0	1,677	0	1,677
Sovereign Issues	0	425	0	425
Bahamas
Sovereign Issues	0	1,017	0	1,017
Bahrain
Sovereign Issues	0	1,539	0	1,539
Belarus
Sovereign Issues	0	174	0	174
Bermuda
Corporate Bonds & Notes	0	441	0	441
Brazil
Corporate Bonds & Notes	0	7,303	0	7,303
Sovereign Issues	0	1,558	0	1,558
Cameroon
Sovereign Issues	474	0	0	474
Cayman Islands
Asset-Backed Securities	0	0	67	67
Corporate Bonds & Notes	0	8,729	0	8,729
Chile
Corporate Bonds & Notes	0	4,264	0	4,264
Sovereign Issues	0	201	0	201
China
Corporate Bonds & Notes	0	2,978	0	2,978
Colombia
Corporate Bonds & Notes	0	1,243	0	1,243
Sovereign Issues	0	3,414	0	3,414

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Costa Rica
Sovereign Issues	$0	$778	$0	$778
Dominican Republic
Sovereign Issues	0	5,006	0	5,006
Ecuador
Corporate Bonds & Notes	0	83	0	83
Sovereign Issues	0	3,429	0	3,429
Egypt
Sovereign Issues	0	6,191	0	6,191
El Salvador
Sovereign Issues	0	698	0	698
Ethiopia
Sovereign Issues	0	185	0	185
Germany
Corporate Bonds & Notes	0	928	0	928
Ghana
Sovereign Issues	0	3,411	0	3,411
Guatemala
Sovereign Issues	0	1,405	0	1,405
Hong Kong
Corporate Bonds & Notes	0	803	0	803
Sovereign Issues	0	603	0	603
India
Corporate Bonds & Notes	0	1,813	0	1,813
Sovereign Issues	0	1,257	0	1,257
Indonesia
Corporate Bonds & Notes	0	9,251	0	9,251
Sovereign Issues	0	9,570	0	9,570
Ireland
Corporate Bonds & Notes	0	3,075	0	3,075
Isle of Man
Corporate Bonds & Notes	0	488	0	488
Israel
Corporate Bonds & Notes	0	441	0	441
Sovereign Issues	0	428	0	428
Ivory Coast
Sovereign Issues	0	3,610	0	3,610

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	27

Schedule of Investments	PIMCO Emerging Markets Bond Portfolio	(Cont.)	June 30, 2021	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Jamaica
Corporate Bonds & Notes	$0	$198	$0	$198
Jersey, Channel Islands
Asset-Backed Securities	0	0	31	31
Jordan
Sovereign Issues	0	1,500	0	1,500
Kazakhstan
Corporate Bonds & Notes	0	3,437	0	3,437
Sovereign Issues	0	252	0	252
Kenya
Sovereign Issues	0	1,090	0	1,090
Luxembourg
Corporate Bonds & Notes	0	7,873	0	7,873
Malaysia
Corporate Bonds & Notes	0	2,229	0	2,229
Mauritius
Corporate Bonds & Notes	0	540	0	540
Mexico
Corporate Bonds & Notes	0	12,712	0	12,712
Sovereign Issues	0	5,632	0	5,632
Mongolia
Sovereign Issues	0	2,280	0	2,280
Morocco
Corporate Bonds & Notes	0	911	0	911
Sovereign Issues	0	768	0	768
Namibia
Sovereign Issues	0	324	0	324
Netherlands
Corporate Bonds & Notes	0	3,260	0	3,260
Nigeria
Loan Participations and Assignments	0	1,303	0	1,303
Sovereign Issues	0	5,153	0	5,153
Oman
Sovereign Issues	0	5,000	0	5,000
Pakistan
Corporate Bonds & Notes	0	408	0	408
Sovereign Issues	0	948	0	948
Panama
Corporate Bonds & Notes	0	1,366	0	1,366
Sovereign Issues	0	3,751	0	3,751
Paraguay
Sovereign Issues	0	796	0	796
Peru
Corporate Bonds & Notes	0	1,720	0	1,720
Sovereign Issues	0	2,706	0	2,706
Philippines
Corporate Bonds & Notes	0	1,093	0	1,093
Sovereign Issues	0	1,935	0	1,935
Qatar
Corporate Bonds & Notes	1,595	506	0	2,101
Sovereign Issues	0	4,926	0	4,926
Romania
Sovereign Issues	0	2,759	0	2,759
Russia
Corporate Bonds & Notes	0	858	0	858
Sovereign Issues	0	2,883	0	2,883
Saudi Arabia
Corporate Bonds & Notes	0	292	0	292
Sovereign Issues	0	9,605	0	9,605
Senegal
Sovereign Issues	0	878	0	878
Serbia
Sovereign Issues	0	714	0	714
Singapore
Corporate Bonds & Notes	0	1,342	0	1,342
South Africa
Corporate Bonds & Notes	0	3,512	0	3,512
Loan Participations and Assignments	0	0	1,064	1,064
Sovereign Issues	0	8,827	0	8,827
South Korea
Corporate Bonds & Notes	0	893	0	893

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Sri Lanka
Sovereign Issues	$0	$2,271	$0	$2,271
Supranational
Corporate Bonds & Notes	0	610	0	610
Tanzania
Loan Participations and Assignments	0	0	229	229
Thailand
Corporate Bonds & Notes	0	424	0	424
Trinidad and Tobago
Corporate Bonds & Notes	0	59	0	59
Turkey
Corporate Bonds & Notes	0	2,459	0	2,459
Sovereign Issues	0	12,888	0	12,888
Ukraine
Sovereign Issues	0	7,176	0	7,176
United Arab Emirates
Corporate Bonds & Notes	0	1,452	0	1,452
Sovereign Issues	0	3,548	0	3,548
United Kingdom
Corporate Bonds & Notes	0	1,272	0	1,272
United States
Asset-Backed Securities	0	3,854	0	3,854
Corporate Bonds & Notes	0	3,595	0	3,595
Non-Agency Mortgage-Backed Securities	0	2,143	0	2,143
U.S. Government Agencies	0	1,121	0	1,121
Uruguay
Sovereign Issues	0	656	0	656
Venezuela
Corporate Bonds & Notes	0	436	0	436
Sovereign Issues	0	767	0	767
Virgin Islands (British)
Corporate Bonds & Notes	0	1,009	0	1,009
Zambia
Sovereign Issues	0	638	0	638
Short-Term Instruments
Repurchase Agreements	0	2,089	0	2,089
U.S. Treasury Bills	0	291	0	291

	$2,069	$253,266	$1,391	$256,726

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$12,754	$0	$0	$12,754

Total Investments	$14,823	$253,266	$1,391	$269,480

Short Sales, at Value - Liabilities
United States
U.S. Treasury Obligations	$0	$(2,152)	$0	$(2,152)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	12	58	0	70
Over the counter	0	1,565	0	1,565

	$12	$1,623	$0	$1,635

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(33)	(18)	0	(51)
Over the counter	0	(419)	0	(419)

	$(33)	$(437)	$0	$(470)

Total Financial Derivative Instruments	$(21)	$1,186	$0	$1,165

Totals	$14,802	$252,300	$1,391	$268,493

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements	June 30, 2021	(Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

SEMIANNUAL REPORT	|	JUNE 30, 2021	29

Notes to Financial Statements	(Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/ or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The

SEMIANNUAL REPORT	|	JUNE 30, 2021	31

Notes to Financial Statements	(Cont.)

Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data

(e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in

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Notes to Financial Statements	(Cont.)

unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2021 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$11,435	$62,619	$(61,300)	$0	$0	$12,754	$19	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

34	PIMCO VARIABLE INSURANCE TRUST

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(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Mortgage Obligation   (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and

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Notes to Financial Statements	(Cont.)

associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Portfolio to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Portfolio’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolio and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined

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repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended June 30, 2021, the Portfolio did not participate in the Interfund Lending Program.

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Notes to Financial Statements	(Cont.)

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the

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Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

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Notes to Financial Statements	(Cont.)

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

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Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty, resides with the Portfolio’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that the Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

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Notes to Financial Statements	(Cont.)

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Portfolio’s investments or the Investment Manager’s operations and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

42	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of

SEMIANNUAL REPORT	|	JUNE 30, 2021	43

Notes to Financial Statements	(Cont.)

exposure reduces risk to the Portfolio. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.45%	0.40%	0.40%	0.40%	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee

Class M	0.25%	0.20%

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and

44	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through May 1, 2022, to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2021, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$9,528	$9,523	$49,673	$45,569

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements	(Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2021 (Unaudited)		Year Ended 12/31/2020

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	442	$5,729	917	$11,263

Class M	4	47	5	68

Administrative Class	2,784	36,004	3,699	46,972

Advisor Class	637	8,333	843	10,747
Issued as reinvestment of distributions

Institutional Class	100	1,293	186	2,357

Class M	1	16	3	34

Administrative Class	264	3,425	563	7,112

Advisor Class	84	1,083	162	2,049
Cost of shares redeemed

Institutional Class	(193)	(2,544)	(661)	(8,454)

Class M	(13)	(165)	(17)	(212)

Administrative Class	(3,238)	(41,900)	(5,673)	(71,557)

Advisor Class	(484)	(6,252)	(1,161)	(14,374)

Net increase (decrease) resulting from Portfolio share transactions	388	$5,069	(1,134)	$(13,995)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2021, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 59% of the Portfolio. One of the shareholder is a related party of the Portfolio and comprises 32% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2021, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

46	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

As of its last fiscal year ended December 31, 2020, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$4,039

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$267,636	$17,332	$(16,313)	$1,019

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

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Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	CSN	Credit Suisse AG (New York)	JPM	JP Morgan Chase Bank N.A.

BOS	BofA Securities, Inc.	DUB	Deutsche Bank AG	JPS	J.P. Morgan Securities LLC

BPG	BNP Paribas Securities Corp.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services LLC

BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC

BRC	Barclays Bank PLC	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London

BSH	Banco Santander S.A. - New York Branch	HUS	HSBC Bank USA N.A.	SOG	Societe Generate Paris

CBK	Citibank N.A.	JML	JP Morgan Securities Plc	UAG	UBS AG Stamford

CFR	Credit Suisse Securities (Europe) Ltd.

Currency Abbreviations:

BRL	Brazilian Real	GBP	British Pound	TRY	Turkish New Lira

COP	Colombian Peso	MXN	Mexican Peso	UAH	Ukrainian Hryvnia

DOP	Dominican Peso	PEN	Peruvian New Sol	USD (or $)	United States Dollar

EGP	Egyptian Pound	RUB	Russian Ruble	ZAR	South African Rand

EUR	Euro

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

LIBOR03M	3 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR	US0006M	ICE 6-Month USD LIBOR

Other Abbreviations:

ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

CDI	Brazil Interbank Deposit Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD	To-Be-Determined

EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

JSC	Joint Stock Company

48	PIMCO VARIABLE INSURANCE TRUST

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments. This has remained true for the 12-month period ended June 30, 2021.

SEMIANNUAL REPORT	JUNE 30, 2021	49

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT04SAR_063021

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2021

PIMCO Global Bond Opportunities Portfolio (Unhedged)

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2021. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic (“COVID-19”). Looking back, fourth quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was 4.3%. The economy gained momentum during the first quarter of 2021 as GDP growth in the U.S. was 6.3%. Finally, the Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was 6.5%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion a month of Treasury securities and $40 billion a month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed pushed forward its forecast for the first rate hikes. The central bank now expects two interest rate increases by the end of 2023, compared to 2024 in its March 2021 update. In addition, while Fed Chair Jerome Powell said it would begin discussing a scaling back of bond purchases, he maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” He also said that any discussion of raising rates was “highly premature.”

Economies outside the U.S. also continued to be impacted by COVID-19. In its April 2021 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.4% in 2021, compared to a 3.5% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low. It also continued to purchase bonds and, in June 2021, vowed to increase its purchases at a significantly higher pace than earlier in the year. Finally, in July 2021, after the reporting period ended, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium term, versus its previous target for inflation that was below but close to 2%. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond buying program. In June 2021, the central bank said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19-relief program by at least six months.

Both short- and long-term U.S. Treasury yields moved higher, albeit from very low levels, during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.45% at the end of the reporting period, versus 0.93% on December 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -2.02%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -1.04%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced mixed returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.65%, whereas

2	PIMCO VARIABLE INSURANCE TRUST

emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -1.00%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -3.38%.

Despite periods of volatility, global equities produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.25%, fueled, in our view, by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 13.05%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 7.45%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 5.74% and European equities, as represented by the MSCI Europe Index, returned 15.35%.

Commodity prices were volatile but generally produced positive results. When the reporting period began, Brent crude oil was approximately $51 a barrel, but ended the reporting period at roughly $75 a barrel. We believe oil prices rallied as producers reduced their output and then demand increased as global growth improved. Elsewhere, copper prices moved sharply higher, whereas gold prices declined.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar strengthened against several other major currencies. For example, the U.S. dollar returned 2.93% and 7.07% versus the euro and Japanese yen, respectively. However, the U.S. dollar returned -1.18% versus the British pound.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JUNE 30, 2021	3

Important Information About the PIMCO Global Bond Opportunities Portfolio (Unhedged)

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Bond Opportunities Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Portfolio may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which

4	PIMCO VARIABLE INSURANCE TRUST

regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Bond Opportunities Portfolio (Unhedged)	01/10/02	01/31/06	01/10/02	10/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent

SEMIANNUAL REPORT	|	JUNE 30, 2021	5

Important Information About the PIMCO Global Bond Opportunities Portfolio (Unhedged)	(Cont.)

twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolio is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolio is uncertain at this time.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Bond Opportunities Portfolio (Unhedged)

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown as of June 30, 2021†§

United States	33.2%

Short-Term Instruments‡	13.3%

United Kingdom	10.3%

China	7.0%

Cayman Islands	4.4%

France	3.8%

Japan	3.1%

Australia	2.7%

Denmark	2.4%

Germany	2.4%

Italy	2.0%

Netherlands	2.0%

Israel	1.9%

Ireland	1.5%

Saudi Arabia	1.5%

Qatar	1.4%

Peru	1.4%

Switzerland	1.3%

Malaysia	1.1%

Other	3.3%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Global Bond Opportunities Portfolio (Unhedged) Institutional Class	(1.94)%	7.85%	2.81%	2.14%	4.35%
PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	(2.01)%	7.69%	2.66%	1.99%	5.24%
PIMCO Global Bond Opportunities Portfolio (Unhedged) Advisor Class	(2.06)%	7.59%	2.56%	1.89%	4.08%
Bloomberg Barclays Global Aggregate (USD Unhedged) Index±	(3.21)%	2.63%	2.34%	2.05%	4.63%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 12/31/2001.

± Bloomberg Barclays Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.78% for Institutional Class shares, 0.93% for Administrative Class shares, and 1.03% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Bond Opportunities Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Securities may be denominated in major foreign currencies, baskets of foreign currencies (such as the euro) or the U.S. dollar. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Positions in non-Agency mortgage-backed securities (“MBS”) contributed to performance, as spreads tightened.

»	Positions in financials within corporate credit contributed to performance, as spreads tightened.

»	Positions in emerging market external debt contributed to performance, as spreads tightened.

»	Long exposure to the Japanese yen detracted from performance, as the currency depreciated relative to the U.S. dollar.

»	Long exposure to duration in the U.S. detracted from performance, as yields rose.

»	Long exposure to the euro detracted from performance, as the currency depreciated relative to the U.S. dollar.

SEMIANNUAL REPORT	|	JUNE 30, 2021	7

Expense Example	PIMCO Global Bond Opportunities Portfolio (Unhedged)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2021 to June 30, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$980.60	$3.67	$1,000.00	$1,020.68	$3.74	0.76%
Administrative Class	1,000.00	979.90	4.39	1,000.00	1,019.95	4.48	0.91
Advisor Class	1,000.00	979.40	4.87	1,000.00	1,019.51	4.97	1.01

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 178/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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SEMIANNUAL REPORT	|	JUNE 30, 2021	9

Financial Highlights	PIMCO Global Bond Opportunities Portfolio (Unhedged)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

01/01/2021 - 06/30/2021+	$12.19	$0.10	$(0.33)	$(0.23)	$(0.53)	$(0.18)	$0.00	$(0.71)

12/31/2020	11.35	0.21	0.93	1.14	(0.30)	0.00	0.00	(0.30)

12/31/2019	10.96	0.27	0.41	0.68	(0.29)	0.00	0.00	(0.29)

12/31/2018	12.29	0.27	(0.77)	(0.50)	(0.76)	(0.03)	(0.04)	(0.83)

12/31/2017	11.54	0.21	0.80	1.01	(0.26)	0.00	0.00	(0.26)

12/31/2016	11.26	0.24	0.24	0.48	(0.20)	0.00	0.00	(0.20)
Administrative Class

01/01/2021 - 06/30/2021+	12.19	0.09	(0.33)	(0.24)	(0.52)	(0.18)	0.00	(0.70)

12/31/2020	11.35	0.20	0.92	1.12	(0.28)	0.00	0.00	(0.28)

12/31/2019	10.96	0.26	0.40	0.66	(0.27)	0.00	0.00	(0.27)

12/31/2018	12.29	0.25	(0.77)	(0.52)	(0.74)	(0.03)	(0.04)	(0.81)

12/31/2017	11.54	0.19	0.80	0.99	(0.24)	0.00	0.00	(0.24)

12/31/2016	11.26	0.23	0.23	0.46	(0.18)	0.00	0.00	(0.18)
Advisor Class

01/01/2021 - 06/30/2021+	12.19	0.09	(0.33)	(0.24)	(0.52)	(0.18)	0.00	(0.70)

12/31/2020	11.35	0.19	0.92	1.11	(0.27)	0.00	0.00	(0.27)

12/31/2019	10.96	0.25	0.40	0.65	(0.26)	0.00	0.00	(0.26)

12/31/2018	12.29	0.24	(0.77)	(0.53)	(0.73)	(0.03)	(0.04)	(0.80)

12/31/2017	11.54	0.18	0.80	0.98	(0.23)	0.00	0.00	(0.23)

12/31/2016	11.26	0.22	0.23	0.45	(0.17)	0.00	0.00	(0.17)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organization expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.25	(1.94)%	$11,720	0.76	%*	0.76	%*	0.75	%*	0.75	%*	1.77	%*	235%

12.19	10.28	11,120	0.78		0.78		0.75		0.75		1.87		634

11.35	6.28	9,625	0.88		0.88		0.75		0.75		2.46		382

10.96	(4.05)	9,561	0.84		0.84		0.75		0.75		2.27		255

12.29	8.79	10,067	0.81		0.81		0.75		0.75		1.73		339

11.54	4.20	9,237	0.77		0.77		0.75		0.75		2.03		676

11.25	(2.01)	105,701	0.91	*	0.91	*	0.90	*	0.90	*	1.59	*	235

12.19	10.12	152,386	0.93		0.93		0.90		0.90		1.73		634

11.35	6.12	159,222	1.03		1.03		0.90		0.90		2.31		382

10.96	(4.19)	166,921	0.99		0.99		0.90		0.90		2.12		255

12.29	8.63	198,189	0.96		0.96		0.90		0.90		1.58		339

11.54	4.04	197,606	0.92		0.92		0.90		0.90		1.93		676

11.25	(2.06)	24,234	1.01	*	1.01	*	1.00	*	1.00	*	1.51	*	235

12.19	10.01	23,451	1.03		1.03		1.00		1.00		1.63		634

11.35	6.02	23,386	1.13		1.13		1.00		1.00		2.21		382

10.96	(4.29)	23,856	1.09		1.09		1.00		1.00		2.01		255

12.29	8.52	29,267	1.06		1.06		1.00		1.00		1.47		339

11.54	3.94	31,111	1.02		1.02		1.00		1.00		1.82		676

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	11

Statement of Assets and Liabilities PIMCO Global Bond Opportunities Portfolio (Unhedged)	June 30, 2021 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$188,558
Investments in Affiliates	4,727
Financial Derivative Instruments
Exchange-traded or centrally cleared	244
Over the counter	1,203
Cash	753
Deposits with counterparty	2,188
Foreign currency, at value	845
Receivable for investments sold	3,904
Receivable for TBA investments sold	62,153
Receivable for Portfolio shares sold	249
Interest and/or dividends receivable	916
Dividends receivable from Affiliates	4
Other assets	1
Total Assets	265,745

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$30,420
Payable for short sales	14,558
Financial Derivative Instruments
Exchange-traded or centrally cleared	289
Over the counter	2,217
Payable for investments purchased	7,857
Payable for investments in Affiliates purchased	4
Payable for TBA investments purchased	68,239
Deposits from counterparty	319
Payable for Portfolio shares redeemed	57
Accrued investment advisory fees	36
Accrued supervisory and administrative fees	72
Accrued distribution fees	5
Accrued servicing fees	17
Total Liabilities	124,090

Net Assets	$141,655

Net Assets Consist of:

Paid in capital	$141,685
Distributable earnings (accumulated loss)	(30)

Net Assets	$141,655

Net Assets:

Institutional Class	$11,720
Administrative Class	105,701
Advisor Class	24,234

Shares Issued and Outstanding:

Institutional Class	1,042
Administrative Class	9,395
Advisor Class	2,154

Net Asset Value Per Share Outstanding(a):

Institutional Class	$11.25
Administrative Class	11.25
Advisor Class	11.25

Cost of investments in securities	$182,542
Cost of investments in Affiliates	$4,704
Cost of foreign currency held	$842
Proceeds received on short sales	$14,457
Cost or premiums of financial derivative instruments, net	$(567)

* Includes repurchase agreements of:	$3,715

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO Global Bond Opportunities Portfolio (Unhedged)

Six Months Ended June 30, 2021 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$2,258
Dividends	9
Dividends from Investments in Affiliates	26
Total Income	2,293

Expenses:

Investment advisory fees	229
Supervisory and administrative fees	458
Servicing fees - Administrative Class	112
Distribution and/or servicing fees - Advisor Class	29
Trustee fees	3
Interest expense	7
Total Expenses	838

Net Investment Income (Loss)	1,455

Net Realized Gain (Loss):

Investments in securities	3,844
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	1,647
Over the counter financial derivative instruments	2,012
Short sales	161
Foreign currency	(399)

Net Realized Gain (Loss)	7,264

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(9,256)
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	(510)
Over the counter financial derivative instruments	(3,197)
Short sales	141
Foreign currency assets and liabilities	224

Net Change in Unrealized Appreciation (Depreciation)	(12,599)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,880)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	13

Statements of Changes in Net Assets	PIMCO Global Bond Opportunities Portfolio (Unhedged)

(Amounts in thousands†)	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,455	$3,112
Net realized gain (loss)	7,264	6,196
Net change in unrealized appreciation (depreciation)	(12,599)	7,560

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,880)	16,868

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(697)	(260)
Administrative Class	(9,095)	(3,653)
Advisor Class	(1,411)	(520)

Total Distributions(a)	(11,203)	(4,433)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(30,219)	(17,711)

Total Increase (Decrease) in Net Assets	(45,302)	(5,276)

Net Assets:

Beginning of period	186,957	192,233
End of period	$141,655	$186,957

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Global Bond Opportunities Portfolio (Unhedged)	June 30, 2021 (Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 133.1%

ARGENTINA 0.0%

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
0.125% due 07/09/2030 þ		$68	$23
0.125% due 07/09/2035 þ		44	13
36.104% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	3,640	21

Autonomous City of Buenos Aires
39.117% (BADLARPP + 5.000%) due 01/23/2022 ~		500	3

Provincia de Buenos Aires
37.854% due 04/12/2025		620	3

Total Argentina (Cost $261)			63

AUSTRALIA 3.6%

CORPORATE BONDS & NOTES 0.4%

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023 (l)		$600	632

SOVEREIGN ISSUES 3.2%

Australia Government International Bond
0.500% due 09/21/2026	AUD	4,000	2,949
1.000% due 11/21/2031		300	214
1.750% due 06/21/2051		200	133
2.500% due 05/21/2030		400	328

Queensland Treasury Corp.
4.250% due 07/21/2023		800	650

South Australia Government Financing Authority
1.750% due 05/24/2032		200	147

Treasury Corp. of Victoria
4.250% due 12/20/2032		100	93

			4,514

Total Australia (Cost $5,101)			5,146

BRAZIL 0.2%

CORPORATE BONDS & NOTES 0.2%

Banco Bradesco S.A.
2.850% due 01/27/2023		$300	307

Total Brazil (Cost $300)			307

CANADA 0.9%

CORPORATE BONDS & NOTES 0.7%

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$87	89

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	300	391

HSBC Bank Canada
3.300% due 11/28/2021 (l)		$500	506

			986

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053	CAD	136	113

SOVEREIGN ISSUES 0.1%

Canada Government Real Return Bond
1.500% due 12/01/2044 (g)		121	129

Total Canada (Cost $1,163)			1,228

CAYMAN ISLANDS 6.0%

ASSET-BACKED SECURITIES 4.8%

Apidos CLO
0.000% due 07/17/2030 •		$250	250

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Birch Grove CLO Ltd.
0.000% due 06/15/2031 •(b)		$500	$500

Cathedral Lake CLO Ltd.
1.034% due 07/16/2029 •		500	500

CIFC Funding Ltd.
1.038% due 10/24/2030 •		500	500

Gallatin CLO Ltd.
1.236% due 01/21/2028 •		250	250

Jamestown CLO Ltd.
1.410% due 01/17/2027 •		72	72

LCM LP
0.000% due 04/20/2031 •		500	500

Marble Point CLO Ltd.
1.224% due 10/15/2030 •		400	400

OHA Credit Funding Ltd.
1.508% due 07/20/2032 •		500	501

Palmer Square Loan Funding Ltd.
1.056% due 11/15/2026 •		155	155
1.888% due 07/20/2028 •		258	258

Sound Point CLO Ltd.
1.073% due 01/23/2029 •		400	400

SP-Static CLO Ltd.
1.584% due 07/22/2028 •		258	258

STWD Ltd.
1.283% due 04/18/2038 •		500	501

Symphony CLO Ltd.
1.136% due 07/14/2026 •		273	274

Venture CLO Ltd.
0.000% due 09/07/2030 •		500	499
1.064% due 04/15/2027 •		85	85
1.288% due 01/20/2029 •		400	400

Voya CLO Ltd.
1.073% due 04/17/2030 •		500	500

			6,803

CORPORATE BONDS & NOTES 1.1%

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		300	318

KSA Sukuk Ltd.
2.894% due 04/20/2022		300	306
4.303% due 01/19/2029		200	231

S.A. Global Sukuk Ltd.
1.602% due 06/17/2026		300	300
2.694% due 06/17/2031		200	203

Sands China Ltd.
5.125% due 08/08/2025		200	224

			1,582

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

MF1 Multifamily Housing Mortgage Loan Trust
0.974% due 07/15/2036 •		200	200

Total Cayman Islands (Cost $8,509)			8,585

CHINA 9.6%

SOVEREIGN ISSUES 9.6%

China Development Bank
3.050% due 08/25/2026	CNY	5,200	795
3.680% due 02/26/2026		1,200	189
4.040% due 04/10/2027		14,900	2,384
4.240% due 08/24/2027		11,900	1,925

China Government International Bond
2.850% due 06/04/2027		18,000	2,758
3.020% due 10/22/2025		5,800	901
3.280% due 12/03/2027		29,200	4,584

Total China (Cost $13,015)			13,536

DENMARK 3.3%

CORPORATE BONDS & NOTES 3.3%

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	17,249	2,633

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	2,500	$381

Nykredit Realkredit A/S
1.000% due 10/01/2050		10,891	1,669

Total Denmark (Cost $4,537)			4,683

FRANCE 5.1%

CORPORATE BONDS & NOTES 0.4%

Dexia Credit Local S.A.
1.625% due 10/16/2024		$400	412

Societe Generale S.A.
7.375% due 09/13/2021 •(h)(i)		200	202

			614

SOVEREIGN ISSUES 4.7%

France Government International Bond
0.750% due 05/25/2052 (l)	EUR	1,300	1,474
2.000% due 05/25/2048 (l)		1,800	2,749
3.250% due 05/25/2045 (l)		1,300	2,403

			6,626

Total France (Cost $5,909)			7,240

GERMANY 3.3%

CORPORATE BONDS & NOTES 3.3%

Deutsche Bank AG
1.625% due 01/20/2027	EUR	200	250
1.750% due 11/19/2030 •		200	251
1.875% due 12/22/2028 •	GBP	200	276
2.625% due 02/12/2026	EUR	300	390
3.035% due 05/28/2032 •(j)(l)		$150	153
3.547% due 09/18/2031 •(l)		200	213
3.729% due 01/14/2032 •(j)		200	204
3.961% due 11/26/2025 •(l)		500	541
4.250% due 10/14/2021 (l)		1,100	1,112
5.882% due 07/08/2031 •(i)		200	234

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (c)		400	438

Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	200	159
5.375% due 04/23/2024	NZD	500	391

Total Germany (Cost $4,488)			4,612

GUERNSEY, CHANNEL ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		$85	86

Total Guernsey, Channel Islands (Cost $85)			86

INDIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		$200	205

Total India (Cost $201)			205

IRELAND 2.1%

ASSET-BACKED SECURITIES 2.1%

Accunia European CLO BV
0.950% due 07/15/2030	EUR	250	297

Armada Euro CLO DAC
0.720% due 07/15/2031 •		400	473

BlueMountain Fuji EUR CLO DAC
0.650% due 07/15/2030 •		250	297

CVC Cordatus Loan Fund DAC
0.650% due 10/15/2031 •		250	297

Dorchester Park CLO DAC
1.088% due 04/20/2028 •		$326	326

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	15

Schedule of Investments	PIMCO Global Bond Opportunities Portfolio (Unhedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Harvest CLO DAC
1.040% due 07/15/2031	EUR	400	$475

Man GLG Euro CLO DAC
0.690% due 12/15/2031 •		300	357

Palmer Square European Loan Funding DAC
0.870% due 02/15/2030 •		350	415

Total Ireland (Cost $2,935)			2,937

ISRAEL 2.6%

SOVEREIGN ISSUES 2.6%

Israel Government International Bond
0.020% (MAKA5DAY) due 11/30/2021~	ILS	1,400	430
0.750% due 07/31/2022		3,500	1,082
3.375% due 01/15/2050		$200	214
3.800% due 05/13/2060		200	228
4.125% due 01/17/2048		200	241
5.500% due 01/31/2022	ILS	4,900	1,552

Total Israel (Cost $3,659)			3,747

ITALY 2.8%

CORPORATE BONDS & NOTES 1.7%

Banca Carige SpA
0.957% (EUR003M + 1.500%) due 05/25/2022 ~	EUR	500	595
1.161% (EUR003M + 1.700%) due 10/25/2021 •		600	714

Banca Monte dei Paschi di Siena SpA
0.875% due 10/08/2027		300	370
3.625% due 09/24/2024		100	124

UniCredit SpA
7.830% due 12/04/2023		$500	580

			2,383

SOVEREIGN ISSUES 1.1%

Italy Buoni Poliennali Del Tesoro
1.850% due 07/01/2025 (l)	EUR	1,200	1,530

Total Italy (Cost $3,708)			3,913

JAPAN 4.2%

CORPORATE BONDS & NOTES 1.4%

Mitsubishi HC Capital, Inc.
2.250% due 09/07/2021 (l)		$500	501

Mizuho Financial Group, Inc.
0.777% (US0003M + 0.630%) due 05/25/2024 ~(l)		200	201
2.721% due 07/16/2023 •(l)		700	717

Nissan Motor Co. Ltd.
4.345% due 09/17/2027 (l)		200	220

ORIX Corp.
3.250% due 12/04/2024 (l)		100	108

Takeda Pharmaceutical Co. Ltd.
1.125% due 11/21/2022	EUR	200	242

			1,989

SOVEREIGN ISSUES 2.8%

Japan Bank for International Cooperation
1.750% due 10/17/2024		$600	620

Japan Finance Organization for Municipalities
0.625% due 09/02/2025		400	393

Japan Government International Bond
0.100% due 03/10/2028 (g)	JPY	151,341	1,398
0.100% due 03/20/2030		60,000	545
0.500% due 03/20/2049		100,000	867
0.700% due 12/20/2048		10,000	92

			3,915

Total Japan (Cost $5,886)			5,904

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KUWAIT 1.3%

SOVEREIGN ISSUES 1.3%

Kuwait International Government Bond
3.500% due 03/20/2027		$1,600	$1,787

Total Kuwait (Cost $1,590)			1,787

MALAYSIA 1.5%

CORPORATE BONDS & NOTES 0.2%

Petronas Capital Ltd.
3.500% due 04/21/2030		200	219

SOVEREIGN ISSUES 1.3%

Malaysia Government International Bond
3.733% due 06/15/2028	MYR	4,500	1,134
3.828% due 07/05/2034		900	217
4.642% due 11/07/2033		1,800	469

			1,820

Total Malaysia (Cost $2,034)			2,039

NETHERLANDS 2.7%

ASSET-BACKED SECURITIES 0.7%

Babson Euro CLO BV
0.281% due 10/25/2029 •	EUR	222	263

Jubilee CLO BV
0.610% due 04/15/2030 •		250	296
0.650% due 04/15/2031 •		250	296

Penta CLO BV
0.790% due 08/04/2028 •		133	157

			1,012

CORPORATE BONDS & NOTES 2.0%

Cooperatieve Rabobank UA
1.006% (US0003M + 0.860%) due 09/26/2023 ~(l)		$500	507
3.875% due 09/26/2023 (l)		600	645

Enel Finance International NV
2.650% due 09/10/2024		200	210

ING Groep NV
1.146% (US0003M + 1.000%) due 10/02/2023 ~(l)		700	712

JT International Financial Services BV
3.500% due 09/28/2023 (l)		500	533

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021 (l)		200	201

			2,808

Total Netherlands (Cost $3,726)			3,820

PERU 1.9%

SOVEREIGN ISSUES 1.9%

Peru Government International Bond
1.862% due 12/01/2032		100	93
5.350% due 08/12/2040	PEN	300	69
5.940% due 02/12/2029		4,300	1,224
6.350% due 08/12/2028		3,500	1,019
8.200% due 08/12/2026		800	261

Total Peru (Cost $2,835)			2,666

QATAR 1.9%

CORPORATE BONDS & NOTES 0.3%

Qatar Petroleum
2.250% due 07/12/2031 (b)		$200	198
3.125% due 07/12/2041 (b)		200	199

			397

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.6%

Qatar Government International Bond
3.875% due 04/23/2023		$1,100	$1,169
4.000% due 03/14/2029		600	692
4.500% due 04/23/2028		400	473

			2,334

Total Qatar (Cost $2,498)			2,731

ROMANIA 0.2%

SOVEREIGN ISSUES 0.2%

Romania Government International Bond
2.000% due 04/14/2033	EUR	100	118
2.750% due 04/14/2041		100	118

Total Romania (Cost $236)			236

SAUDI ARABIA 2.1%

SOVEREIGN ISSUES 2.1%

Saudi Government International Bond
2.375% due 10/26/2021		$800	805
2.875% due 03/04/2023		200	208
3.250% due 10/26/2026		300	327
4.000% due 04/17/2025		800	885
4.375% due 04/16/2029		200	232
4.625% due 10/04/2047		400	479

Total Saudi Arabia (Cost $2,768)			2,936

SINGAPORE 0.3%

CORPORATE BONDS & NOTES 0.3%

BOC Aviation Ltd.
3.500% due 09/18/2027 (l)		$200	213

DBS Bank Ltd.
3.300% due 11/27/2021 (l)		200	203

Total Singapore (Cost $400)			416

SPAIN 0.6%

CORPORATE BONDS & NOTES 0.1%

Banco Santander S.A.
1.849% due 03/25/2026		$200	202

SOVEREIGN ISSUES 0.5%

Autonomous Community of Catalonia
4.220% due 04/26/2035	EUR	100	158

Spain Government International Bond
0.250% due 07/30/2024 (l)		400	484

			642

Total Spain (Cost $785)			844

SUPRANATIONAL 0.8%

CORPORATE BONDS & NOTES 0.8%

European Investment Bank
0.500% due 07/21/2023	AUD	600	451

European Union
0.000% due 07/04/2031 (e)	EUR	500	592
0.700% due 07/06/2051 (b)		100	120

Total Supranational (Cost $1,212)			1,163

SWITZERLAND 1.8%

CORPORATE BONDS & NOTES 1.8%

Credit Suisse AG
2.100% due 11/12/2021		$500	503
6.500% due 08/08/2023 (i)		400	443

Credit Suisse Group AG
3.800% due 06/09/2023		600	636
5.250% due 02/11/2027 •(h)(i)		200	212

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UBS AG
7.625% due 08/17/2022 (i)		$750	$807

Total Switzerland (Cost $2,513)			2,601

UNITED KINGDOM 14.0%

CORPORATE BONDS & NOTES 7.0%

Barclays Bank PLC
7.625% due 11/21/2022 (i)		$500	546

Barclays PLC
1.824% (BBSW3M + 1.800%) due 06/15/2023 ~	AUD	250	192
2.180% (BBSW3M + 2.150%) due 06/26/2024 ~		500	390
4.338% due 05/16/2024 •(l)		$400	427
4.836% due 05/09/2028		400	450
5.200% due 05/12/2026		200	229
6.125% due 12/15/2025 •(h)(i)		300	333
7.875% due 09/15/2022 •(h)(i)	GBP	200	297

HSBC Holdings PLC
3.803% due 03/11/2025 •(l)		$200	215
3.973% due 05/22/2030 •(l)		100	112
4.041% due 03/13/2028 •(l)		200	222
6.750% due 09/11/2028	GBP	200	362

Lloyds Bank Corporate Markets PLC
1.750% due 07/11/2024		200	284

Lloyds Bank PLC
4.875% due 03/30/2027		600	1,020

Lloyds Banking Group PLC
4.650% due 03/24/2026 (l)		$400	453
7.875% due 06/27/2029 •(h)(i)	GBP	200	354

Nationwide Building Society
1.700% due 02/13/2023 ~(l)		$500	511

Natwest Group PLC
2.000% due 03/04/2025 •	EUR	300	374
2.500% due 03/22/2023		200	248
4.892% due 05/18/2029 •(l)		$400	469
8.625% due 08/15/2021 •(h)(i)		400	404

NatWest Markets PLC
0.625% due 03/02/2022	EUR	100	119

Reckitt Benckiser Treasury Services PLC
0.694% (US0003M + 0.560%) due 06/24/2022 ~(l)		$300	302

Santander UK Group Holdings PLC
3.571% due 01/10/2023 (l)		200	203
7.375% due 06/24/2022 •(h)(i)	GBP	200	293

Standard Chartered PLC
2.678% due 06/29/2032 •		$300	302

Tesco PLC
6.125% due 02/24/2022	GBP	83	119

Tesco Property Finance PLC
5.801% due 10/13/2040		144	268

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		300	432

			9,930

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.6%

Avon Finance PLC
0.949% due 09/20/2048		271	377

Durham Mortgages B PLC
0.688% due 03/31/2054 •		287	396

Eurohome UK Mortgages PLC
0.231% due 06/15/2044		402	546

Eurosail PLC
1.034% due 06/13/2045		337	466

Finsbury Square PLC
1.034% due 09/12/2068		170	236

Hawksmoor Mortgages
1.099% due 05/25/2053		550	765

Lanark Master Issuer PLC
0.902% due 12/22/2069		200	277

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Mortgage Securities PLC
1.031% due 12/20/2046	GBP	227	$314
1.281% due 09/20/2065 •		277	383
1.299% due 06/20/2070		264	370

Ripon Mortgages PLC
0.881% due 08/20/2056		915	1,269

Stanlington PLC
1.084% due 06/12/2046		482	669

Stratton Mortgage Funding PLC
0.948% due 07/20/2060 •		681	945

Towd Point Mortgage Funding
0.949% due 07/20/2045		690	958

Towd Point Mortgage Funding PLC
0.949% due 07/20/2045		345	479
1.111% due 10/20/2051 •		388	539

Trinity Square PLC
0.000% due 07/15/2059 •		300	416

			9,405

		SHARES
PREFERRED SECURITIES 0.1%

Nationwide Building Society
10.250%		760	198

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 0.3%

United Kingdom Gilt
0.625% due 10/22/2050 (l)		$300	353

Total United Kingdom (Cost $18,981)			19,886

UNITED STATES 45.4%

ASSET-BACKED SECURITIES 7.2%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040		$349	351

ACE Securities Corp. Home Equity Loan Trust
0.992% due 08/25/2035 •		500	502

Amortizing Residential Collateral Trust
0.792% due 10/25/2031 •		1	1

Citigroup Mortgage Loan Trust, Inc.
1.082% due 07/25/2035 •		500	496

Conseco Finance Securitizations Corp.
7.490% due 07/01/2031 þ		639	681

Countrywide Asset-Backed Certificates
0.312% due 06/25/2047 •		952	924
0.492% due 08/25/2034 •		91	89

Countrywide Asset-Backed Certificates Trust
0.832% due 08/25/2047 •		83	81

Credit-Based Asset Servicing & Securitization Trust
0.152% due 11/25/2036 •		15	9

GSAMP Trust
0.592% due 05/25/2046 •		500	485

Home Equity Mortgage Trust
6.000% due 01/25/2037 ^þ		154	82

Morgan Stanley ABS Capital, Inc. Trust
0.202% due 03/25/2037 •		925	503
0.342% due 08/25/2036 •		2,098	1,361

New Century Home Equity Loan Trust
0.827% due 06/25/2035 •		302	302

NovaStar Mortgage Funding Trust
0.632% due 05/25/2036 •		500	479

Renaissance Home Equity Loan Trust
5.294% due 01/25/2037 þ		458	221

Securitized Asset-Backed Receivables LLC Trust
0.142% due 12/25/2036 •		6	4

SMB Private Education Loan Trust
1.201% due 07/15/2053 •		78	80
1.290% due 07/15/2053		314	315

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Soundview Home Loan Trust
0.592% due 11/25/2036 •		$600	$581

Structured Asset Securities Corp. Mortgage Loan Trust
1.592% due 04/25/2035 •		5	5

Terwin Mortgage Trust
1.032% due 11/25/2033 •		9	9

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~		375	379
2.710% due 01/25/2060 ~		336	346
2.900% due 10/25/2059 ~		1,316	1,364

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		500	528

Washington Mutual Asset-Backed Certificates Trust
0.152% due 10/25/2036 •		34	18

			10,196

CORPORATE BONDS & NOTES 7.5%

AbbVie, Inc.
5.000% due 12/15/2021 (l)		200	202

American Tower Corp.
3.800% due 08/15/2029 (l)		400	446

Arrow Electronics, Inc.
3.500% due 04/01/2022 (l)		400	407

AT&T, Inc.
3.100% due 02/01/2043 (l)		100	98

Bayer U.S. Finance LLC
1.129% (US0003M + 1.010%) due 12/15/2023 ~(l)		300	304
4.250% due 12/15/2025 (l)		200	223

British Airways Pass-Through Trust
3.350% due 12/15/2030		90	90

Broadcom, Inc.
3.459% due 09/15/2026 (l)		400	436

Campbell Soup Co.
3.650% due 03/15/2023		29	31

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023 (l)		100	105

Charter Communications Operating LLC
4.464% due 07/23/2022		900	932
6.384% due 10/23/2035		600	803

Constellation Brands, Inc.
2.650% due 11/07/2022 (l)		500	514

CVS Health Corp.
3.700% due 03/09/2023		14	15

Equifax, Inc.
1.026% (US0003M + 0.870%) due 08/15/2021 ~(l)		100	100

Fidelity National Information Services, Inc.
0.750% due 05/21/2023	EUR	100	121

Ford Motor Credit Co. LLC
0.000% due 12/01/2021 •		800	948
0.157% due 12/01/2024 •		100	116
2.748% due 06/14/2024	GBP	100	141
3.087% due 01/09/2023		$200	204

GLP Capital LP
5.300% due 01/15/2029		400	467

Molson Coors Brewing Co.
2.100% due 07/15/2021 (l)		300	300

Morgan Stanley
0.735% (CDOR03 + 0.300%) due 02/03/2023 ~(j)	CAD	900	727

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	400	569

National Rural Utilities Cooperative Finance Corp.
2.300% due 09/15/2022 (l)		$400	408

Organon Finance 1 LLC
4.125% due 04/30/2028		200	204

Pacific Gas & Electric Co.
3.500% due 06/15/2025 (l)		100	105
4.000% due 12/01/2046 (l)		100	94

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	17

Schedule of Investments	PIMCO Global Bond Opportunities Portfolio (Unhedged)	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern California Edison Co.
0.690% (SOFRRATE + 0.640%) due 04/03/2023 ~(l)	$100	$100
0.880% (SOFRRATE + 0.830%) due 04/01/2024 ~(l)	100	100

Spirit AeroSystems, Inc.
3.950% due 06/15/2023	400	403

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	38	38
4.738% due 03/20/2025 (l)	188	202

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022 (l)	400	406
3.375% due 11/30/2021 (l)	300	301

		10,660

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

CenturyLink, Inc.
2.354% (LIBOR03M + 2.250%) due 03/15/2027 ~	228	225

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.4%

Adjustable Rate Mortgage Trust
2.712% due 09/25/2035 ^~	5	5

American Home Mortgage Assets Trust
0.302% due 10/25/2046 •	292	194
0.472% due 05/25/2046 ^•	150	135

Banc of America Funding Trust
2.707% due 02/20/2036 ~	70	71
3.173% due 10/20/2046 ^~	65	56
5.500% due 01/25/2036	149	141

BCAP LLC Trust
0.262% due 01/25/2037 ^•	132	130
5.250% due 04/26/2037	422	316

Bear Stearns Adjustable Rate Mortgage Trust
2.485% due 08/25/2033 ~	3	3
2.518% due 10/25/2033 ~	2	2
2.665% due 05/25/2034 ~	5	5
2.721% due 05/25/2034 ~	7	7
3.048% due 11/25/2034 ~	2	2
3.156% due 05/25/2047 ^~	105	105

Bear Stearns ALT-A Trust
3.008% due 09/25/2035 ^~	64	50
3.133% due 11/25/2035 ^~	68	60
3.389% due 08/25/2036 ^~	114	75

Bear Stearns Structured Products, Inc. Trust
2.986% due 12/26/2046 ^~	51	44

Chase Mortgage Finance Trust
3.059% due 07/25/2037 ~	15	14

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.272% due 07/25/2036 •	335	325

Citigroup Mortgage Loan Trust
2.480% due 10/25/2035 ^•	186	194

Citigroup Mortgage Loan Trust, Inc.
2.210% due 09/25/2035 •	7	7
2.500% due 05/25/2051 ~	600	611

Countrywide Alternative Loan Trust
0.262% due 01/25/2037 ^•	0	1
0.288% due 12/20/2046 ^•	228	200
0.442% due 05/25/2037 ^•	39	13
0.513% due 03/20/2046 •	69	59
0.513% due 07/20/2046 ^•	141	112
0.652% due 02/25/2037 •	81	71
1.616% due 11/25/2035 •	15	14
2.156% due 11/25/2035 •	15	14
2.871% due 11/25/2035 ^~	120	115
5.250% due 06/25/2035 ^	10	10
6.000% due 04/25/2037 ^	43	27
6.250% due 08/25/2037 ^	21	16
6.500% due 06/25/2036 ^	104	79

Countrywide Home Loan Mortgage Pass-Through Trust
0.552% due 05/25/2035 •	37	33
0.632% due 04/25/2046 •	983	368
0.672% due 04/25/2035 •	7	6

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.692% due 03/25/2035 •	$344	$282
0.712% due 02/25/2035 •	300	291
0.732% due 03/25/2035 •	36	33
0.752% due 02/25/2035 •	4	4
0.852% due 09/25/2034 •	3	3
2.109% due 02/20/2036 ^•	192	193
2.605% due 05/25/2047 ~	67	63
2.800% due 11/25/2034 ~	6	6
2.992% due 08/25/2034 ^~	1	1
5.500% due 10/25/2035	41	32

Credit Suisse Mortgage Capital Trust
2.980% due 10/27/2059 ~	454	458
6.500% due 07/26/2036 ^	104	40

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.386% due 10/25/2036 ^þ	128	127

GreenPoint Mortgage Funding Trust
0.632% due 11/25/2045 •	6	5

GSR Mortgage Loan Trust
1.840% due 03/25/2033 •	4	4
2.118% due 06/25/2034 ~	2	2
2.924% due 09/25/2035 ~	49	50

HarborView Mortgage Loan Trust
0.966% due 12/19/2036 ^•	78	76

Homeward Opportunities Fund Trust
1.657% due 05/25/2065 ~	261	263

IndyMac Mortgage Loan Trust
2.979% due 09/25/2035 ^~	106	102

JP Morgan Mortgage Trust
1.923% due 11/25/2033 ~	2	2
2.453% due 02/25/2035 ~	1	1
3.092% due 01/25/2037 ^~	94	89

Luminent Mortgage Trust
0.812% due 04/25/2036 •	241	219

Manhattan West Mortgage Trust
2.130% due 09/10/2039	400	410

MASTR Adjustable Rate Mortgages Trust
2.707% due 05/25/2034 ~	262	269

MASTR Alternative Loan Trust
0.492% due 03/25/2036 ^•	44	2

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.513% due 12/15/2030 •	3	3

Merrill Lynch Mortgage Investors Trust
0.512% due 02/25/2036 •	39	38
1.882% due 02/25/2033 ~	4	4
2.123% due 02/25/2036 ~	13	13

Merrill Lynch Mortgage-Backed Securities Trust
2.798% due 04/25/2037 ^~	5	5

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	459	479
2.750% due 11/25/2059 ~	392	406

Nomura Asset Acceptance Corp. Alternative Loan Trust
2.327% due 10/25/2035 ~	7	7

OBX Trust
0.742% due 06/25/2057 •	153	153

One New York Plaza Trust
1.023% due 01/15/2026 •	500	504

Residential Accredit Loans, Inc. Trust
0.512% due 04/25/2046 •	127	50
6.000% due 12/25/2036 ^	183	179

Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035 ^	48	47

Structured Adjustable Rate Mortgage Loan Trust
2.386% due 04/25/2034 ~	7	7
2.537% due 02/25/2034 ~	4	4
3.123% due 09/25/2034 ~	1	1

Structured Asset Mortgage Investments Trust
0.312% due 09/25/2047 •	211	192
0.472% due 07/25/2046 ^•	231	202
0.512% due 05/25/2036 •	52	46
0.532% due 05/25/2036 •	211	207
0.593% due 07/19/2035 •	68	66
0.652% due 02/25/2036 ^•	283	272
0.673% due 07/19/2034 •	1	1
0.793% due 03/19/2034 •	2	2

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Securities Corp.
0.372% due 01/25/2036 •	$81	$76

SunTrust Alternative Loan Trust
0.742% due 12/25/2035 ^•	363	312

WaMu Mortgage Pass-Through Certificates Trust
0.632% due 12/25/2045 •	18	18
0.712% due 01/25/2045 •	3	3
0.732% due 01/25/2045 •	3	3
0.816% due 02/25/2047 ^•	177	170
1.516% due 08/25/2042 •	2	2
1.843% due 07/25/2046 •	112	109
2.409% due 03/25/2034 ~	10	11
2.564% due 01/25/2037 ^~	14	14
2.571% due 06/25/2033 ~	3	3
2.572% due 02/25/2033 ~	32	34
2.730% due 12/25/2036 ^~	3	2
2.858% due 06/25/2037 ^~	35	34
3.050% due 12/25/2036 ^~	18	18
3.082% due 09/25/2036 ~	46	45

Washington Mutual Mortgage Pass-Through Certificates Trust
1.056% due 07/25/2046 ^•	36	25

		10,484

	SHARES
PREFERRED SECURITIES 0.6%

AT&T, Inc.
2.875% due 03/02/2025 •(h)	200,000	242

Bank of America Corp.
5.875% due 03/15/2028 •(h)	300,000	344

Charles Schwab Corp.
5.375% due 06/01/2025 •(h)	200,000	221

		807

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 17.7%

Fannie Mae
0.212% due 03/25/2034 •	$1	1
0.242% due 08/25/2034 •	1	1
0.492% due 06/25/2036 •	12	12
1.800% due 12/01/2034 •	2	2
2.581% due 11/01/2034 •	11	12
3.000% due 03/01/2060 (l)	275	298
3.500% due 01/01/2059 (l)	519	564
6.000% due 07/25/2044	12	14

Freddie Mac
0.372% due 09/25/2031 •	10	10
0.460% due 01/15/2038 •	156	157
1.316% due 10/25/2044 •	19	19
1.992% due 01/15/2038 ~(a)	156	10
2.112% due 04/01/2037 •	13	13
2.536% due 02/01/2029 •	1	1
3.000% due 03/01/2045 (l)	258	272
6.000% due 04/15/2036	144	170

Ginnie Mae
3.000% due 07/20/2046	18	18
6.000% due 09/20/2038	2	2

Uniform Mortgage-Backed Security
2.500% due 11/01/2050 - 02/01/2051 (l)	2,795	2,901
3.000% due 08/01/2042 - 08/01/2043	111	118
3.000% due 10/01/2049 - 06/01/2051 (l)	636	680
3.500% due 10/01/2034 - 10/01/2039	137	146
3.500% due 05/01/2049 - 07/01/2050 (l)	519	553
4.000% due 06/01/2050 (l)	269	287

Uniform Mortgage-Backed Security, TBA
3.500% due 08/01/2051	100	105
4.000% due 08/01/2051	17,600	18,758

		25,124

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 4.8%

U.S. Treasury Bonds
1.375% due 11/15/2040		$800	$719
1.625% due 11/15/2050		200	179
1.875% due 02/15/2041 (l)(p)		2,900	2,840

U.S. Treasury Inflation Protected Securities (g)
0.500% due 01/15/2028 (n)(p)		433	486
1.750% due 01/15/2028 (n)		1,784	2,157
3.875% due 04/15/2029 (p)		260	367

			6,748

Total United States (Cost $62,189)			64,244

SHORT-TERM INSTRUMENTS 14.7%

COMMERCIAL PAPER 0.4%

Samhallsbyggnadsbolaget i Norden AB
0.051% due 09/10/2021	EUR	500	593

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (k) 2.6%
			$3,715

ARGENTINA TREASURY BILLS 0.0%
38.435% due 07/30/2021 - 09/13/2021 (d)(e)(g)	ARS	9,424	55

ISRAEL TREASURY BILLS 0.8%
(0.023)% due 02/02/2022 - 04/06/2022 (d)(e)	ILS	3,700	1,135

U.S. TREASURY BILLS 10.9%
0.041% due 09/16/2021 (e)(f)		$15,500	15,499

Total Short-Term Instruments (Cost $21,018)			20,997

Total Investments in Securities (Cost $182,542)			188,558

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.3%

SHORT-TERM INSTRUMENTS 3.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.3%

PIMCO Short Asset Portfolio	379,964	$3,808

PIMCO Short-Term Floating NAV Portfolio III	93,216	919

Total Short-Term Instruments (Cost $4,704)		4,727

Total Investments in Affiliates (Cost $4,704)		4,727

Total Investments 136.4% (Cost $187,246)		$193,285

Financial Derivative Instruments (m)(o) (0.7)% (Cost or Premiums, net $(567))		(1,059)

Other Assets and Liabilities, net (35.7)%		(50,571)

Net Assets 100.0%		$141,655

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG	3.035%	05/28/2032	05/28/2021	$150	$153	0.11%
Deutsche Bank AG	3.729	01/14/2032	01/21/2021	200	204	0.14
Morgan Stanley	0.735	02/03/2023	01/30/2020	682	727	0.51

				$1,032	$1,084	0.76%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.730%	01/22/2020	TBD	(2)	GBP 916	United Kingdom Gilt 1.750% due 01/22/2049	$(1,303)	$1,267	$1,280
	(0.500)	05/25/2021	TBD	(2)	PLN 9,333	Republic of Poland Government International Bond 2.5% due 07/25/2027	$(2,453)	$2,448	$2,448

Total Repurchase Agreements							$(3,756)	$3,715	$3,728

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	19

Schedule of Investments	PIMCO Global Bond Opportunities Portfolio (Unhedged)	(Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date		Amount Borrowed(3)		Payable for Reverse Repurchase Agreements
GRE	0.070%	06/22/2021	07/06/2021			$(1,178)	$(1,178)
JML	(0.580)	06/21/2021	08/19/2021		EUR	(5,601)	(6,640)
	(0.560)	06/21/2021	08/19/2021			(409)	(485)
	(0.530)	06/21/2021	08/19/2021			(1,299)	(1,540)
	0.100	06/21/2021	08/12/2021		GBP	(257)	(356)
TDM	0.080	06/21/2021	07/14/2021			$(5,387)	(5,387)
	0.220	06/21/2021	TBD	(4)		(14,833)	(14,834)

Total Reverse Repurchase Agreements							$(30,420)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(5)
Canada (0.4)%
Sovereign Issues (0.4)%
Canada Government International Bond	2.750%	12/01/2048	CAD	600	$(566)	$(583)

United Kingdom (0.8)%
Sovereign Issues (0.8)%
United Kingdom Gilt	1.750	01/22/2049	GBP	700	(1,015)	(1,092)

United States (9.1)%
U.S. Government Agencies (9.1)%
Uniform Mortgage-Backed Security, TBA	2.000	07/01/2051		$600	(607)	(605)
Uniform Mortgage-Backed Security, TBA	2.000	08/01/2051		5,600	(5,632)	(5,644)
Uniform Mortgage-Backed Security, TBA	2.500	08/01/2051		3,800	(3,923)	(3,923)
Uniform Mortgage-Backed Security, TBA	3.000	08/01/2051		2,500	(2,607)	(2,604)
Uniform Mortgage-Backed Security, TBA	3.500	07/01/2036		100	(107)	(107)

Total United States					(12,876)	(12,883)

Total Short Sales (10.3)%					$(14,457)	$(14,558)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales (5)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(6)
Global/Master Repurchase Agreement
BPS	$3,728	$0	$0	$0	$3,728	$(3,756)	$(28)
GRE	0	(1,178)	0	0	(1,178)	1,175	(3)
JML	0	(9,021)	0	0	(9,021)	8,993	(28)
TDM	0	(20,221)	0	0	(20,221)	21,239	1,018

Master Securities Forward Transaction Agreement
RYL	0	0	0	(1,092)	(1,092)	0	(1,092)
TDM	0	0	0	(583)	(583)	0	(583)

Total Borrowings and Other Financing Transactions	$3,728	$(30,420)	$0	$(1,675)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(14,834)	$(14,834)
Sovereign Issues	0	0	(9,021)	0	(9,021)
U.S. Government Agencies	0	(5,387)	0	0	(5,387)
U.S. Treasury Obligations	0	(1,178)	0	0	(1,178)

Total Borrowings	$0	$(6,565)	$(9,021)	$(14,834)	$(30,420)

Payable for reverse repurchase agreements					$(30,420)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

(l)	Securities with an aggregate market value of $31,406 have been pledged as collateral under the terms of the above master agreements as of June 30, 2021.

(1)	Includes accrued interest.
(2)	Open maturity repurchase agreement.
(3)

The average amount of borrowings outstanding during the period ended June 30, 2021 was $(1,698) at a weighted average interest rate of (0.036%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(4)	Open maturity reverse repurchase agreement.
(5)	Payable for short sales includes $9 of accrued interest.
(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar March Futures	03/2022	4	$998	$0	$0	$0
Call Options Strike @ EUR 114.300 on Euro-Schatz Bond September 2021 Futures(1)	08/2021	80	0	0	0	0
Call Options Strike @ EUR 170.000 on Euro-OAT France Government 10-Year Bond September 2021 Futures(1)	08/2021	144	2	0	0	0
Call Options Strike @ EUR 181.500 on Euro-Bund 10-Year Bond September 2021 Futures(1)	08/2021	57	1	0	0	0
Euro-BTP Italy Government Bond September Futures	09/2021	38	6,822	74	33	0
Japan Government 10-Year Bond September Futures	09/2021	2	2,731	0	1	0
U.S. Treasury 5-Year Note September Futures	09/2021	162	19,996	(48)	10	0
U.S. Treasury 10-Year Ultra Long-Term Bond September Futures	09/2021	61	8,979	174	30	0

				$200	$74	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note September Futures	09/2021	11	$(961)	$2	$0	$(1)
Australia Government 10-Year Bond September Futures	09/2021	13	(1,377)	6	0	(6)
Euro-Bund 10-Year Bond September Futures	09/2021	57	(11,666)	(76)	13	(37)
Euro-Buxl 30-Year Bond September Futures	09/2021	3	(723)	(13)	2	(5)
Euro-OAT France Government 10-Year Bond September Futures	09/2021	144	(27,156)	(107)	10	(80)
Euro-Schatz September Futures	09/2021	66	(8,776)	1	0	(1)
U.S. Treasury 10-Year Note September Futures	09/2021	9	(1,193)	(2)	0	(2)
U.S. Treasury 30-Year Bond September Futures	09/2021	2	(322)	(10)	0	(1)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2021	4	(771)	6	0	(5)
United Kingdom Long Gilt September Futures	09/2021	53	(9,392)	(67)	0	(10)

				$(260)	$25	$(148)

Total Futures Contracts				$(60)	$99	$(148)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Rolls-Royce PLC	1.000%	Quarterly	06/20/2024	1.762%	EUR	200	$(24)	$19	$(5)	$0	$0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.469		200	5	2	7	0	0
Tesco PLC	1.000	Quarterly	06/20/2025	0.502		400	5	5	10	0	0

							$(14)	$26	$12	$0	$0

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	21

Schedule of Investments	PIMCO Global Bond Opportunities Portfolio (Unhedged)	(Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.HY-36 5-Year Index	(5.000)%	Quarterly	06/20/2026	$	1,300	$(124)	$(11)	$(135)	$0	$(1)
CDX.IG-35 5-Year Index	(1.000)	Quarterly	12/20/2025		300	(7)	(1)	(8)	0	1
CDX.IG-35 10-Year Index	(1.000)	Quarterly	12/20/2030		5,200	(32)	(37)	(69)	0	0
CDX.IG-36 5-Year Index	(1.000)	Quarterly	06/20/2026		4,300	(105)	(6)	(111)	0	(1)
CDX.IG-36 10-Year Index	(1.000)	Quarterly	06/20/2031		2,600	(14)	(13)	(27)	0	0
iTraxx Europe Main 33 10-Year Index	(1.000)	Quarterly	06/20/2030	EUR	900	(7)	(11)	(18)	1	0

						$(289)	$(79)	$(368)	$1	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.EM-35 5-Year Index	1.000%	Quarterly	06/20/2026	$	200	$(7)	$2	$(5)	$0	$0

INTEREST RATE SWAPS -BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	$	41,600	$(1)	$(14)	$(15)	$0	$(2)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022		12,800	0	(2)	(2)	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022		2,000	0	(1)	(1)	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022		2,900	0	(1)	(1)	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022		9,100	1	(5)	(4)	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023		6,300	0	(1)	(1)	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024		1,400	0	0	0	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024		4,400	0	0	0	0	(1)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.105%	Quarterly	09/27/2024		1,100	0	0	0	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024		3,300	0	0	0	0	0

						$0	$(24)	$(24)	$0	$(3)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.250%	Annual	09/15/2023	GBP	3,300	$6	$(4)	$2	$2	$0
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	09/15/2026		100	0	0	0	0	0
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/15/2031		3,400	0	11	11	7	0
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/15/2051		1,300	62	(26)	36	0	0
Receive	1-Year BRL-CDI	2.850	Maturity	01/03/2022	BRL	5,400	0	14	14	0	0
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022		13,100	0	32	32	1	0
Receive	1-Year BRL-CDI	2.860	Maturity	01/03/2022		6,800	0	17	17	0	0
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		3,800	0	9	9	0	0
Receive	1-Year BRL-CDI	2.871	Maturity	01/03/2022		5,200	0	13	13	0	0
Receive	1-Year BRL-CDI	2.883	Maturity	01/03/2022		4,700	0	11	11	0	0
Pay	1-Year BRL-CDI	3.300	Maturity	01/03/2022		62,100	(1)	(76)	(77)	0	(3)
Pay	1-Year BRL-CDI	3.345	Maturity	01/03/2022		1,600	0	(3)	(3)	0	0
Pay	1-Year BRL-CDI	3.350	Maturity	01/03/2022		34,100	(1)	(57)	(58)	0	(2)
Receive	1-Year BRL-CDI	3.360	Maturity	01/03/2022		11,100	(17)	27	10	1	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022		21,900	(4)	(27)	(31)	0	(1)
Receive	1-Year BRL-CDI	6.295	Maturity	01/02/2025		400	2	(2)	0	0	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025	CAD	1,100	(9)	17	8	0	0
Pay	3-Month CAD-Bank Bill	1.713	Semi-Annual	10/02/2029		1,400	0	2	2	2	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		400	(7)	0	(7)	1	0
Pay	3-Month CAD-Bank Bill	1.250	Semi-Annual	06/16/2031		5,400	(311)	75	(236)	11	0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		400	13	23	36	3	0
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		400	0	25	25	3	0
Pay	3-Month NZD-BBR	0.528	Semi-Annual	03/17/2024	NZD	100	0	(1)	(1)	0	0
Receive	3-Month NZD-BBR	0.500	Semi-Annual	12/16/2025		150	0	4	4	0	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021		$10,800	(151)	21	(130)	0	(1)
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	12/16/2022		1,400	14	(3)	11	0	0
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	03/30/2023		4,200	1	(2)	(1)	0	(1)
Receive	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		3,600	0	(90)	(90)	0	(1)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		2,900	(61)	(35)	(96)	0	(1)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(7)	3-Month USD-LIBOR	1.298%	Semi-Annual	08/25/2024		$3,150	$0	$(63)	$(63)	$0	$(1)
Receive(7)	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		3,900	0	(72)	(72)	0	(1)
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		9,200	249	(191)	58	3	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		3,240	(58)	(14)	(72)	2	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		3,000	(85)	(219)	(304)	0	(2)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		2,100	298	(119)	179	2	0
Pay	3-Month USD-LIBOR	0.400	Semi-Annual	01/15/2028		5,100	(54)	(186)	(240)	5	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		500	(23)	(1)	(24)	1	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		11,600	(138)	548	410	0	(28)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031		765	11	35	46	0	(2)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		6,740	607	(163)	444	0	(18)
Pay(7)	3-Month USD-LIBOR	1.950	Semi-Annual	10/04/2031		210	0	9	9	1	0
Receive(7)	3-Month USD-LIBOR	1.720	Semi-Annual	10/15/2031		800	0	(16)	(16)	0	(2)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/09/2041		800	15	51	66	0	(5)
Receive	3-Month USD-LIBOR	1.325	Semi-Annual	12/02/2050		300	(9)	42	33	0	(2)
Pay	3-Month USD-LIBOR	1.460	Semi-Annual	02/02/2051		600	(7)	(37)	(44)	4	0
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	03/30/2051		1,200	73	101	174	0	(8)
Receive	3-Month USD-LIBOR	1.940	Semi-Annual	06/15/2051		300	(2)	(9)	(11)	0	(2)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		700	(153)	61	(92)	4	0
Receive	3-Month USD-LIBOR	1.935	Semi-Annual	06/22/2051		300	(2)	(9)	(11)	0	(2)
Receive	3-Month USD-LIBOR	1.968	Semi-Annual	06/23/2051		200	(2)	(7)	(9)	0	(1)
Receive(7)	3-Month USD-LIBOR	1.760	Semi-Annual	08/25/2051		450	0	1	1	0	(3)
Receive(7)	3-Month USD-LIBOR	1.950	Semi-Annual	08/31/2051		350	0	(16)	(16)	0	(3)
Receive(7)	3-Month USD-LIBOR	1.990	Semi-Annual	08/31/2051		400	0	(22)	(22)	0	(3)
Receive(7)	3-Month USD-LIBOR	2.010	Semi-Annual	09/17/2051		300	0	(15)	(15)	0	(2)
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	12/15/2051		400	(17)	(3)	(20)	0	(3)
Receive(7)	3-Month USD-LIBOR	2.090	Semi-Annual	12/23/2051		400	0	(29)	(29)	0	(3)
Receive(7)	3-Month USD-LIBOR	1.620	Semi-Annual	01/27/2052		150	0	6	6	0	(1)
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	7,100	33	(9)	24	0	(1)
Pay	6-Month AUD-LIBOR	1.750	Semi-Annual	06/16/2031	AUD	2,800	36	(1)	35	8	0
Pay	6-Month CHF-LIBOR	(0.620)	Annual	03/18/2025	CHF	1,500	9	(16)	(7)	0	0
Pay	6-Month CHF-LIBOR	(0.500)	Annual	09/16/2025		1,900	6	(14)	(8)	0	0
Pay	6-Month CHF-LIBOR	0.050	Annual	03/16/2026		600	19	(3)	16	0	0
Receive(7)	6-Month EUR-EURIBOR	(0.500)	Annual	09/15/2023	EUR	26,100	25	14	39	0	(5)
Pay(7)	6-Month EUR-EURIBOR	(0.250)	Annual	09/15/2026		30,300	28	(66)	(38)	22	0
Pay(7)	6-Month EUR-EURIBOR	0.000	Annual	09/15/2031		8,000	(112)	(5)	(117)	15	0
Receive(7)	6-Month EUR-EURIBOR	0.190	Annual	01/27/2032		400	0	(1)	(1)	0	(1)
Receive(7)	6-Month EUR-EURIBOR	0.205	Annual	01/27/2032		500	0	(2)	(2)	0	(1)
Pay(7)	6-Month EUR-EURIBOR	(0.060)	Annual	11/17/2032		400	0	(16)	(16)	1	0
Receive	6-Month EUR-EURIBOR	0.450	Annual	12/15/2035		100	(9)	7	(2)	0	0
Receive(7)	6-Month EUR-EURIBOR	0.054	Annual	05/27/2050		100	0	16	16	0	0
Receive(7)	6-Month EUR-EURIBOR	0.500	Annual	09/15/2051		3,300	(12)	(15)	(27)	0	(15)
Receive(7)	6-Month EUR-EURIBOR	0.064	Annual	11/17/2052		200	0	30	30	0	(1)
Receive	6-Month JPY-LIBOR	0.200	Semi-Annual	06/19/2029	JPY	170,000	(26)	7	(19)	0	0
Receive	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039		480,000	9	(86)	(77)	3	0
Pay	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049		120,000	(12)	16	4	0	(2)
Receive	6-Month NOK-NIBOR	1.993	Annual	11/12/2024	NOK	1,900	(12)	4	(8)	0	0
Receive	6-Month NOK-NIBOR	1.635	Annual	03/18/2025		2,300	0	(4)	(4)	0	0
Receive	6-Month NOK-NIBOR	1.500	Annual	03/10/2026		16,100	0	(10)	(10)	0	(1)
Pay	6-Month NOK-NIBOR	1.900	Annual	03/10/2031		8,400	0	25	25	3	0
Pay	6-Month PLN-WIBOR	1.730	Annual	05/25/2027	PLN	8,900	0	30	30	25	0
Receive(7)	6-Month PLN-WIBOR	1.515	Annual	07/02/2027		8,900	0	2	2	2	0
Receive	UKRPI	3.397	Maturity	11/15/2030	GBP	280	2	14	16	0	(1)
Receive	UKRPI	3.445	Maturity	11/15/2030		140	0	7	7	0	0
Receive	UKRPI	3.510	Maturity	11/15/2030		140	0	5	5	0	0
Pay	UKRPI	3.740	Maturity	03/15/2031		300	0	0	0	1	0
Pay	UKRPI	3.700	Maturity	04/15/2031		700	(7)	(1)	(8)	3	0
Pay	UKRPI	3.217	Maturity	11/15/2040		480	(8)	(70)	(78)	4	0
Pay	UKRPI	3.272	Maturity	11/15/2040		100	0	(14)	(14)	1	0
Pay	UKRPI	3.273	Maturity	11/15/2040		140	0	(19)	(19)	1	0
Pay	UKRPI	3.340	Maturity	11/15/2040		240	0	(26)	(26)	2	0
Receive	UKRPI	3.000	Maturity	11/15/2050		200	7	59	66	0	(3)
Receive	UKRPI	3.051	Maturity	11/15/2050		100	0	29	29	0	(2)
Receive	UKRPI	3.143	Maturity	11/15/2050		100	0	22	22	0	(2)

							$215	$(453)	$(238)	$144	$(137)

Total Swap Agreements							$(95)	$(528)	$(623)	$145	$(141)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	23

Schedule of Investments	PIMCO Global Bond Opportunities Portfolio (Unhedged)	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$99	$145	$244	$0	$(148)	$(141)	$(289)

(n)

Securities with an aggregate market value of $1,505 and cash of $2,188 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2021	DKK	16,002		$2,546	$0	$(5)
	08/2021	EUR	425		519	15	0
	08/2021	GBP	96		136	3	0
	08/2021	NOK	8,590		1,027	29	0
	08/2021		$5,368	CHF	4,844	0	(127)
	08/2021		192	CZK	4,016	0	(5)
	08/2021		5,916	EUR	4,879	0	(126)
	08/2021		127	RUB	9,516	3	0
	09/2021	JPY	330,000		$2,984	12	0
	09/2021		$1,001	CNY	6,436	0	(11)
	09/2021		1,874	IDR	27,002,740	0	(36)
	09/2021		262	RUB	19,110	0	(4)

BPS	07/2021		187		13,908	3	0
	08/2021	JPY	16,700		$152	1	0
	08/2021	SEK	8,895		1,036	0	(4)
	08/2021		$1,491	AUD	1,910	0	(59)
	08/2021		5,346	SEK	44,665	0	(125)
	09/2021	CNH	744		$114	0	0
	09/2021		$295	KRW	333,546	0	0
	09/2021		364	MYR	1,513	0	0
	09/2021		382	THB	11,932	0	(9)
	11/2021	MXN	8,576		$425	2	0

BRC	08/2021	GBP	1,404		1,947	4	0
	08/2021		$101	EUR	83	0	(3)
	09/2021	MYR	407		$98	0	0

CBK	07/2021	DKK	10,209		1,619	0	(9)
	07/2021	RUB	23,013		314	0	0

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2021		$212	DKK	1,335	$1	$0
	07/2021		108	RUB	8,317	6	0
	08/2021		570	EUR	477	0	(4)
	08/2021		115	RUB	8,675	2	0
	09/2021	IDR	1,879,040		$128	0	0
	09/2021	PLN	9,302		2,520	80	0
	09/2021		$2,540	PLN	9,333	0	(92)
	10/2021	PEN	866		$239	13	0
	11/2021	ILS	4,601		1,412	3	(6)
	12/2021	PEN	3,904		1,049	33	0
	01/2022	ILS	2,744		847	2	0
	02/2022		3,401		1,041	0	(5)
	04/2022		300		92	0	0
	04/2022	PEN	5,526		1,453	18	0
	08/2022	ILS	1,420		430	0	(9)

GLM	07/2021	RUB	56,012		768	5	0
	07/2021		$116	DKK	710	0	(3)
	07/2021		216	RUB	16,671	11	0
	08/2021	EUR	4,467		$5,320	18	0
	08/2021	SEK	9,635		1,161	35	0
	08/2021		$370	COP	1,379,606	0	(3)
	08/2021		199	NOK	1,665	0	(6)
	08/2021		336	RUB	24,853	3	(2)
	09/2021	HKD	773		$100	0	0
	09/2021	PEN	1,296		352	15	0
	09/2021	PLN	304		80	0	0
	09/2021		$1,785	CNH	11,617	2	0
	09/2021		2,213	MXN	46,495	102	0
	09/2021		169	MYR	703	0	0
	09/2021		191	PLN	724	0	(1)
	09/2021		333	RUB	24,395	0	(3)
	11/2021		447	PEN	1,676	0	(11)
	12/2021	SGD	68		$51	0	0
	01/2022	ILS	1,583		485	0	(2)
	02/2022	CAD	343		284	7	0

HUS	07/2021		634		512	1	0
	07/2021		$192	ILS	624	0	(1)
	08/2021	CHF	969		$1,053	4	0
	08/2021	EUR	423		517	15	0
	08/2021	GBP	3,037		4,293	92	0
	08/2021	JPY	11,800		107	1	0
	08/2021		$408	GBP	292	0	(4)
	08/2021		23,607	JPY	2,564,984	0	(510)
	08/2021		260	RUB	19,577	6	0
	09/2021	CNH	54,028		$8,407	95	0
	09/2021	PEN	1,213		328	12	0
	09/2021		$54	HKD	420	0	0
	09/2021		3,326	KRW	3,705,054	0	(48)
	09/2021		137	RUB	10,062	0	(1)
	01/2022	ILS	844		$258	0	(2)

IND	09/2021	THB	3,023		95	1	0
	09/2021		$182	CLP	131,072	0	(3)

JPM	07/2021	DKK	11,381		$1,805	0	(10)
	07/2021		$2,816	DKK	17,572	0	(14)
	07/2021		908	JPY	100,000	0	(7)
	08/2021	COP	655,922		$176	1	0
	08/2021	EUR	561		685	19	0
	08/2021	NOK	9,940		1,149	0	(5)
	08/2021		$125	EUR	105	0	0
	09/2021		2,997	JPY	330,000	0	(24)
	10/2021	DKK	7,302		$1,174	8	0
	11/2021		$988	ILS	3,200	0	(4)
	08/2022	ILS	2,130		$659	1	0

MYI	07/2021		$1,390	DKK	8,656	0	(10)
	07/2021		107	RUB	8,184	5	0
	08/2021	JPY	23,600		$215	3	0
	08/2021		$232	EUR	191	0	(6)
	08/2021		347	GBP	250	0	(1)
	10/2021	DKK	8,656		$1,393	10	0

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	25

Schedule of Investments	PIMCO Global Bond Opportunities Portfolio (Unhedged)	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
RBC	07/2021	CAD	132		$107	$1	$0
	07/2021		$82	CAD	100	0	(2)
	08/2021	AUD	1,005		$778	24	0
	08/2021		$236	GBP	166	0	(6)

RYL	09/2021	MYR	7,678		$1,849	4	0

SCX	07/2021	DKK	1,060		172	3	0
	07/2021	MXN	3,951		197	0	(1)
	07/2021	PEN	1,807		454	0	(16)
	07/2021		$460	PEN	1,807	10	0
	08/2021	AUD	540		$405	0	0
	08/2021	JPY	681,400		6,189	53	0
	09/2021		$454	PEN	1,807	16	0
	12/2021		199	SGD	264	0	(3)

SOG	07/2021		1,655	DKK	10,302	0	(12)
	07/2021		122	RUB	9,500	7	0
	08/2021		144		10,879	3	0
	09/2021	IDR	6,856,200		$468	1	0
	10/2021	DKK	10,302		1,657	12	0

SSB	07/2021	CAD	2,563		2,062	0	(5)
	07/2021	MXN	8,677		420	0	(15)
	08/2021	CHF	1,091		1,215	34	0

TOR	07/2021		$7,595	CAD	9,175	0	(193)
	08/2021		5,314		6,580	0	(6)

UAG	07/2021	JPY	100,000		$921	21	0
	07/2021		$351	RUB	26,911	16	0
	08/2021		13,058	EUR	10,869	0	(157)
	08/2021		160	JPY	17,700	0	(1)
	08/2021		5,556	NOK	45,926	0	(221)
	09/2021	KRW	942,928		$830	0	(4)
	09/2021		$136	RUB	9,941	0	(1)

Total Forward Foreign Currency Contracts						$907	$(1,963)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC USD versus JPY	JPY	120.000	08/19/2021	16,000	$2	$1

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600%	07/15/2021	800	$12	$1
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.648	08/06/2021	800	12	3

FAR	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950	09/30/2021	1,000	21	2

GLM	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400	01/25/2022	2,400	30	16

NGF	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400	01/25/2022	2,200	27	15

							$102	$37

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC Euro-OAT France Government Bond 0.750% due 05/23/2025	EUR	97.000	05/23/2025	300	$22	$44

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	$	99.664	07/07/2021	100	1	0

						$23	$44

Total Purchased Options						$127	$82

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000%	10/20/2021	100	$(1)	$0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	08/18/2021	300	0	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	07/21/2021	400	0	0

BPS	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.825	08/18/2021	400	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	09/15/2021	200	0	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	300	0	0

BRC	Call - OTC CDX.IG-36 5-Year Index	Buy	0.475	08/18/2021	300	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	09/15/2021	300	0	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	700	0	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	700	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	07/21/2021	400	0	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	07/21/2021	400	0	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	08/18/2021	1,700	(2)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	08/18/2021	800	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	08/18/2021	400	0	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	09/15/2021	200	0	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	10/20/2021	300	0	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	1,700	(2)	(1)

CBK	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	10/20/2021	100	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	08/18/2021	400	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.950	09/15/2021	200	0	0

DUB	Call - OTC CDX.IG-36 5-Year Index	Buy	0.475	08/18/2021	400	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	09/15/2021	400	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	09/15/2021	1,000	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	08/18/2021	700	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	08/18/2021	500	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	09/15/2021	800	(1)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	600	(1)	(1)

FBF	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	09/15/2021	100	(1)	0
	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	10/20/2021	100	(1)	(1)
	Call - OTC CDX.IG-36 5-Year Index	Buy	0.475	08/18/2021	200	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	08/18/2021	200	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	08/18/2021	500	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	09/15/2021	300	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	09/15/2021	700	(1)	0

GST	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	07/21/2021	300	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	400	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	08/18/2021	300	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	08/18/2021	400	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	10/20/2021	600	(1)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	10/20/2021	500	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	400	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	07/21/2021	400	0	0

JPM	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	500	(1)	(1)

						$(24)	$(8)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Call - OTC USD versus CAD	CAD	1.265	02/11/2022	1,471	$(15)	$(19)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.880%	09/15/2021	7,500	$(37)	$0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400	07/15/2021	800	(5)	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	07/15/2021	800	(7)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.448	08/06/2021	800	(5)	(6)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.848	08/06/2021	800	(6)	(1)

BPS	Put - OTC 25-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.451	05/23/2025	300	(23)	(43)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	27

Schedule of Investments	PIMCO Global Bond Opportunities Portfolio (Unhedged)	(Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.010%	02/07/2022	1,700	$(2)	$0
	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.010	02/07/2022	1,700	(2)	(5)

DUB	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	3,400	(15)	0

FAR	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.450	09/30/2021	1,300	(9)	0

FBF	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.399	08/26/2021	9,200	(82)	0

GLM	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.010	02/07/2022	1,900	(3)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.010	02/07/2022	1,900	(3)	(5)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.508	07/13/2021	200	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.908	07/13/2021	200	(1)	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.320	01/25/2022	900	(24)	(12)

MYC	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.448	08/23/2021	7,500	(67)	0
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	5,900	(27)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.760	07/07/2021	100	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.370	07/15/2021	300	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.670	07/15/2021	300	(1)	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.320	01/25/2022	1,000	(15)	(13)

RYL	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.010	02/07/2022	9,700	(12)	(2)
	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.010	02/07/2022	9,700	(12)	(26)

							$(361)	$(118)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(2)	0.000%	1-Month USD-LIBOR	10/07/2022	3,250	$(3)	$(1)
	Call - OTC 1-Year Interest Rate Floor(2)	0.000	1-Month USD-LIBOR	10/08/2022	1,750	(2)	0

						$(5)	$(1)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	$101.422	07/07/2021	300	$(1)	$0

Total Written Options					$(406)	$(146)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(5)	Notional Amount(6)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
									Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.031%	$100	$(3)	$2	$0	$(1)

BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.031	1,000	(36)	26	0	(10)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.086	800	(20)	5	0	(15)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.115	700	(17)	5	0	(12)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.031	800	(28)	20	0	(8)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.086	900	(23)	6	0	(17)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.031	400	(14)	10	0	(4)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.115	700	(14)	2	0	(12)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.031	700	(24)	17	0	(7)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.086	300	(7)	1	0	(6)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.086	400	(10)	3	0	(7)

							$(196)	$97	$0	$(99)

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(4)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(5)	Notional Amount(6)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
									Asset	Liability
BRC	Italy Government International Bond	1.000%	Quarterly	06/20/2025	0.601%	$300	$(7)	$12	$5	$0

CBK	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.601	200	(5)	8	3	0

MYC	Emirate of Abu Dhabi Government International Bond	1.000	Quarterly	06/20/2026	0.388	500	14	1	15	0

							$2	$21	$23	$0

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(8)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
AZD	Floating rate equal to 3-Month AUD-LIBOR plus 0.290% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/04/2031	AUD 1,500	$1,130	$7	$(16)	$0	$(9)

CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029	1,500	1,035	0	95	95	0

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029	1,400	966	(5)	93	88	0

							$2	$172	$183	$(9)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	3-Month MYR-KLIBOR	3.000%	Quarterly	06/16/2031	MYR	400	$0	$1	$1	$0

CBK	Receive	3-Month MYR-KLIBOR	3.000	Quarterly	06/16/2031		2,200	0	2	2	0

NGF	Receive	3-Month MYR-KLIBOR	3.000	Quarterly	06/16/2031		3,900	(1)	6	5	0

								$(1)	$9	$8	$0

Total Swap Agreements								$(193)	$299	$214	$(108)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
AZD	$0	$0	$0	$0	$0	$0	$(9)	$(9)	$(9)	$0	$(9)
BOA	62	5	0	67	(314)	(9)	(1)	(324)	(257)	17	(240)
BPS	6	44	1	51	(197)	(43)	(25)	(265)	(214)	0	(214)
BRC	4	0	5	9	(3)	(8)	(37)	(48)	(39)	0	(39)
CBK	158	0	100	258	(125)	0	(4)	(129)	129	0	129
DUB	0	0	0	0	0	(2)	0	(2)	(2)	(20)	(22)
FAR	0	2	0	2	0	0	0	0	2	0	2
FBF	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
GLM	198	16	88	302	(31)	(37)	0	(68)	234	0	234
GST	0	0	0	0	0	(1)	(19)	(20)	(20)	0	(20)
HUS	226	0	0	226	(566)	0	(6)	(572)	(346)	318	(28)
IND	1	0	0	1	(3)	0	0	(3)	(2)	0	(2)
JPM	29	0	0	29	(64)	(1)	(7)	(72)	(43)	0	(43)
MYC	0	0	15	15	0	(16)	0	(16)	(1)	(170)	(171)
MYI	18	0	0	18	(17)	0	0	(17)	1	(10)	(9)
NGF	0	15	5	20	0	0	0	0	20	0	20

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	29

Schedule of Investments	PIMCO Global Bond Opportunities Portfolio (Unhedged)	(Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
RBC	$25	$0	$0	$25	$(8)	$0	$0	$(8)	$17	$0	$17
RYL	4	0	0	4	0	(28)	0	(28)	(24)	0	(24)
SCX	82	0	0	82	(20)	0	0	(20)	62	0	62
SOG	23	0	0	23	(12)	0	0	(12)	11	0	11
SSB	34	0	0	34	(20)	0	0	(20)	14	0	14
TOR	0	0	0	0	(199)	0	0	(199)	(199)	0	(199)
UAG	37	0	0	37	(384)	0	0	(384)	(347)	366	19

Total Over the Counter	$907	$82	$214	$1,203	$(1,963)	$(146)	$(108)	$(2,217)

(p)

Securities with an aggregate market value of $701 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2021.

(1)	Notional Amount represents the number of contracts.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(7)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$99	$99
Swap Agreements	0	1	0	0	144	145

	$0	$1	$0	$0	$243	$244

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$907	$0	$907
Purchased Options	0	0	0	1	81	82
Swap Agreements	0	23	0	183	8	214

	$0	$23	$0	$1,091	$89	$1,203

	$0	$24	$0	$1,091	$332	$1,447

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$148	$148
Swap Agreements	0	1	0	0	140	141

	$0	$1	$0	$0	$288	$289

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,963	$0	$1,963
Written Options	0	8	0	19	119	146
Swap Agreements	0	99	0	9	0	108

	$0	$107	$0	$1,991	$119	$2,217

	$0	$108	$0	$1,991	$407	$2,506

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$3	$3
Written Options	0	0	0	0	15	15
Futures	0	0	0	0	1,599	1,599
Swap Agreements	0	(202)	0	0	232	30

	$0	$(202)	$0	$0	$1,849	$1,647

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,736	$0	$1,736
Purchased Options	0	0	0	(5)	81	76
Written Options	0	58	0	63	110	231
Swap Agreements	0	(31)	0	0	0	(31)

	$0	$27	$0	$1,794	$191	$2,012

	$0	$(175)	$0	$1,794	$2,040	$3,659

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(4)	$(4)
Futures	0	0	0	0	102	102
Swap Agreements	0	63	0	0	(671)	(608)

	$0	$63	$0	$0	$(573)	$(510)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,234)	$0	$(3,234)
Purchased Options	0	0	0	4	122	126
Written Options	0	1	0	(11)	(19)	(29)
Swap Agreements	0	37	0	(107)	10	(60)

	$0	$38	$0	$(3,348)	$113	$(3,197)

	$0	$101	$0	$(3,348)	$(460)	$(3,707)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$63	$0	$63
Australia
Corporate Bonds & Notes	0	632	0	632
Sovereign Issues	0	4,514	0	4,514
Brazil
Corporate Bonds & Notes	0	307	0	307
Canada
Corporate Bonds & Notes	0	986	0	986

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Non-Agency Mortgage-Backed Securities	$0	$113	$0	$113
Sovereign Issues	0	129	0	129
Cayman Islands
Asset-Backed Securities	0	6,803	0	6,803
Corporate Bonds & Notes	0	1,582	0	1,582
Non-Agency Mortgage-Backed Securities	0	200	0	200
China
Sovereign Issues	0	13,536	0	13,536
Denmark
Corporate Bonds & Notes	0	4,683	0	4,683

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	31

Schedule of Investments	PIMCO Global Bond Opportunities Portfolio (Unhedged)	(Cont.)	June 30, 2021	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
France
Corporate Bonds & Notes	$0	$614	$0	$614
Sovereign Issues	0	6,626	0	6,626
Germany
Corporate Bonds & Notes	0	4,612	0	4,612
Guernsey, Channel Islands
Corporate Bonds & Notes	0	86	0	86
India
Corporate Bonds & Notes	0	205	0	205
Ireland
Asset-Backed Securities	0	2,937	0	2,937
Israel
Sovereign Issues	0	3,747	0	3,747
Italy
Corporate Bonds & Notes	0	2,383	0	2,383
Sovereign Issues	0	1,530	0	1,530
Japan
Corporate Bonds & Notes	0	1,989	0	1,989
Sovereign Issues	0	3,915	0	3,915
Kuwait
Sovereign Issues	0	1,787	0	1,787
Malaysia
Corporate Bonds & Notes	0	219	0	219
Sovereign Issues	0	1,820	0	1,820
Netherlands
Asset-Backed Securities	0	1,012	0	1,012
Corporate Bonds & Notes	0	2,808	0	2,808
Peru
Sovereign Issues	0	2,666	0	2,666
Qatar
Corporate Bonds & Notes	397	0	0	397
Sovereign Issues	0	2,334	0	2,334
Romania
Sovereign Issues	0	236	0	236
Saudi Arabia
Sovereign Issues	0	2,936	0	2,936
Singapore
Corporate Bonds & Notes	0	416	0	416
Spain
Corporate Bonds & Notes	0	202	0	202
Sovereign Issues	0	642	0	642
Supranational
Corporate Bonds & Notes	0	1,163	0	1,163
Switzerland
Corporate Bonds & Notes	0	2,601	0	2,601
United Kingdom
Corporate Bonds & Notes	0	9,930	0	9,930
Non-Agency Mortgage-Backed Securities	0	9,405	0	9,405
Preferred Securities	0	198	0	198
Sovereign Issues	0	353	0	353

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
United States
Asset-Backed Securities	$0	$10,196	$0	$10,196
Corporate Bonds & Notes	0	10,660	0	10,660
Loan Participations and Assignments	0	225	0	225
Non-Agency Mortgage-Backed Securities	611	9,873	0	10,484
Preferred Securities	0	807	0	807
U.S. Government Agencies	0	25,124	0	25,124
U.S. Treasury Obligations	0	6,748	0	6,748
Short-Term Instruments
Commercial Paper	0	593	0	593
Repurchase Agreements	0	3,715	0	3,715
Argentina Treasury Bills	0	55	0	55
Israel Treasury Bills	0	1,135	0	1,135
U.S. Treasury Bills	0	15,499	0	15,499

	$1,008	$187,550	$0	$188,558

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$4,727	$0	$0	$4,727

Total Investments	$5,735	$187,550	$0	$193,285

Short Sales, at Value - Liabilities
Canada
Sovereign Issues	0	(583)	0	(583)
United States
U.S. Government Agencies	0	(12,883)	0	(12,883)
United Kingdom
Sovereign Issues
United Kingdom Gilt	0	(1,092)	0	(1,092)

	$0	$(14,557)	$0	$(14,558)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	59	185	0	244
Over the counter	0	1,203	0	1,203

	$59	$1,388	$0	$1,447

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(140)	(149)	0	(289)
Over the counter	0	(2,217)	0	(2,217)

	$(140)	$(2,366)	$0	$(2,506)

Total Financial Derivative Instruments	$(81)	$(978)	$0	$(1,059)

Totals	$5,654	$172,014	$0	$177,668

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

32	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements	June 30, 2021 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Global Bond Opportunities Portfolio (Unhedged) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

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Notes to Financial Statements	(Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject

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to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things,

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Notes to Financial Statements	(Cont.)

consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not

36	PIMCO VARIABLE INSURANCE TRUST

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necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are

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Notes to Financial Statements	(Cont.)

categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2021 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$3,791	$18	$0	$0	$(1)	$3,808	$18	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$2,413	$62,807	$(64,300)	$(1)	$0	$919	$8	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

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Notes to Financial Statements	(Cont.)

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at June 30, 2021, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

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Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Portfolio’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolio and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

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Notes to Financial Statements	(Cont.)

(c) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended June 30, 2021, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of

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Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market

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Notes to Financial Statements	(Cont.)

movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments,

may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to

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take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts

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Notes to Financial Statements	(Cont.)

received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other

46	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021 (Unaudited)

circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty, resides with the Portfolio’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Portfolio rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Portfolio.

SEMIANNUAL REPORT	|	JUNE 30, 2021	47

Notes to Financial Statements	(Cont.)

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Portfolio’s investments or the Investment Manager’s operations and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

48	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021 (Unaudited)

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative

SEMIANNUAL REPORT	|	JUNE 30, 2021	49

Notes to Financial Statements	(Cont.)

instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.50%	0.50%	0.50%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through May 1, 2022, to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

50	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021 (Unaudited)

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2021, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$458,547	$530,295	$35,075	$50,311

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2021 (Unaudited)		Year Ended 12/31/2020

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	114	$1,367	183	$2,069

Administrative Class	1,730	20,854	1,746	19,759

Advisor Class	348	4,165	270	3,110
Issued as reinvestment of distributions

Institutional Class	61	697	23	260

Administrative Class	789	9,067	325	3,653

Advisor Class	123	1,411	46	520
Cost of shares redeemed

Institutional Class	(45)	(544)	(143)	(1,597)

Administrative Class	(5,623)	(64,357)	(3,605)	(40,396)

Advisor Class	(240)	(2,879)	(454)	(5,089)

Net increase (decrease) resulting from Portfolio share transactions	(2,743)	$(30,219)	(1,609)	$(17,711)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements	(Cont.)	June 30, 2021 (Unaudited)

As of June 30, 2021, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 42% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2021, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2020, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$172,313	$11,172	$(6,455)	$4,717

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

52	PIMCO VARIABLE INSURANCE TRUST

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	GRE	NatWest Markets Securities Inc.	RBC	Royal Bank of Canada

BOA	Bank of America N.A.	GST	Goldman Sachs International	RYL	NatWest Markets Plc

BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank, London

BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale Paris

CBK	Citibank N.A.	JML	JP Morgan Securities Plc	SSB	State Street Bank and Trust Co.

DUB	Deutsche Bank AG	JPM	JP Morgan Chase Bank N.A.	TDM	TD Securities (USA) LLC

FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services LLC	TOR	The Toronto-Dominion Bank

FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford

GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.

Currency Abbreviations:

ARS	Argentine Peso	DKK	Danish Krone	NOK	Norwegian Krone

AUD	Australian Dollar	EUR	Euro	NZD	New Zealand Dollar

BRL	Brazilian Real	GBP	British Pound	PEN	Peruvian New Sol

CAD	Canadian Dollar	HKD	Hong Kong Dollar	PLN	Polish Zloty

CHF	Swiss Franc	IDR	Indonesian Rupiah	RUB	Russian Ruble

CLP	Chilean Peso	ILS	Israeli Shekel	SEK	Swedish Krona

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	SGD	Singapore Dollar

CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	THB	Thai Baht

COP	Colombian Peso	MXN	Mexican Peso	USD (or $)	United States Dollar

CZK	Czech Koruna	MYR	Malaysian Ringgit	ZAR	South African Rand

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CDX.IG	Credit Derivatives Index - Investment Grade	SOFRRATE	Secured Overnight Financing Rate

BBSW3M	3 Month Bank Bill Swap Rate	EUR003M	3 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate

CDOR03	3 month CDN Swap Rate	LIBOR03M	3 Month USD-LIBOR	UKRPI	United Kingdom Retail Prices Index

CDX.EM	Credit Derivatives Index - Emerging Markets	MAKA5DAY	Israel Gilon 5 Day	US0003M	ICE 3-Month USD LIBOR

CDX.HY	Credit Derivatives Index - High Yield	OBX	Oslo Stock Exchange Index

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	OAT	Obligations Assimilables du Trésor

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	OIS	Overnight Index Swap

BBR	Bank Bill Rate	JIBAR	Johannesburg Interbank Agreed Rate	PIK	Payment-in-Kind

BBSW	Bank Bill Swap Reference Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TBA	To-Be-Announced

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined

CDI	Brazil Interbank Deposit Rate	NIBOR	Norwegian Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate

CLO	Collateralized Loan Obligation

SEMIANNUAL REPORT	|	JUNE 30, 2021	53

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month period ended June 30, 2021.

54	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT08SAR_063021

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2021

PIMCO Global Core Bond (Hedged) Portfolio

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2021. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic (“COVID-19”). Looking back, fourth quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was 4.3%. The economy gained momentum during the first quarter of 2021 as GDP growth in the U.S. was 6.3%. Finally, the Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was 6.5%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion a month of Treasury securities and $40 billion a month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed pushed forward its forecast for the first rate hikes. The central bank now expects two interest rate increases by the end of 2023, compared to 2024 in its March 2021 update. In addition, while Fed Chair Jerome Powell said it would begin discussing a scaling back of bond purchases, he maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” He also said that any discussion of raising rates was “highly premature.”

Economies outside the U.S. also continued to be impacted by COVID-19. In its April 2021 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.4% in 2021, compared to a 3.5% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low. It also continued to purchase bonds and, in June 2021, vowed to increase its purchases at a significantly higher pace than earlier in the year. Finally, in July 2021, after the reporting period ended, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium term, versus its previous target for inflation that was below but close to 2%. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond buying program. In June 2021, the central bank said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19-relief program by at least six months.

Both short- and long-term U.S. Treasury yields moved higher, albeit from very low levels, during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.45% at the end of the reporting period, versus 0.93% on December 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -2.02%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -1.04%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced mixed returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.65%, whereas

2	PIMCO VARIABLE INSURANCE TRUST

emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -1.00%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -3.38%.

Despite periods of volatility, global equities produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.25%, fueled, in our view, by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 13.05%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 7.45%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 5.74% and European equities, as represented by the MSCI Europe Index, returned 15.35%.

Commodity prices were volatile but generally produced positive results. When the reporting period began, Brent crude oil was approximately $51 a barrel, but ended the reporting period at roughly $75 a barrel. We believe oil prices rallied as producers reduced their output and then demand increased as global growth improved. Elsewhere, copper prices moved sharply higher, whereas gold prices declined.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar strengthened against several other major currencies. For example, the U.S. dollar returned 2.93% and 7.07% versus the euro and Japanese yen, respectively. However, the U.S. dollar returned -1.18% versus the British pound.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JUNE 30, 2021	3

Important Information About the PIMCO Global Core Bond (Hedged) Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Core Bond (Hedged) Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well- diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Portfolio may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured

4	PIMCO VARIABLE INSURANCE TRUST

Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Core Bond (Hedged) Portfolio	05/02/11	—	05/02/11	—	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each

SEMIANNUAL REPORT	|	JUNE 30, 2021	5

Important Information About the PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolio is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolio is uncertain at this time.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Core Bond (Hedged) Portfolio

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown

as of June 30, 2021†§

United States	30.3%

Short-Term Instruments‡	17.4%

United Kingdom	9.2%

China	7.5%

Japan	6.1%

Cayman Islands	3.3%

Denmark	3.0%

Netherlands	2.8%

France	2.3%

Italy	2.1%

Spain	2.0%

Germany	2.0%

Qatar	1.6%

Saudi Arabia	1.4%

Australia	1.4%

South Korea	1.1%

Ireland	1.1%

Israel	1.1%

Switzerland	1.0%

Other	3.3%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Global Core Bond (Hedged) Portfolio Administrative Class	(1.14)%	3.39%	4.32%	2.18%	2.11%
Bloomberg Barclays Global Aggregate (USD Hedged) Index±	(1.52)%	0.08%	2.98%	3.87%	3.88%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 05/02/2011.

± Bloomberg Barclays Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.78% for Administrative Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Core Bond (Hedged) Portfolio seeks total return which exceeds that of its benchmark by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Positions in non-Agency mortgage-backed securities (“MBS”) contributed to relative performance, as spreads tightened.

»	Overweight exposure to financials within corporate credit contributed to relative performance, as spreads tightened.

»	Overweight exposure to emerging market external debt contributed to relative performance, as spreads tightened.

»	Overweight exposure to duration in Australia detracted from relative performance, as yields rose.

»	Overweight exposure to duration in Peru detracted from relative performance, as yields rose.

»	Overweight exposure to duration in Denmark detracted from relative performance, as yields rose.

SEMIANNUAL REPORT	|	JUNE 30, 2021	7

Expense Example PIMCO Global Core Bond (Hedged) Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2021 to June 30, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Administrative Class	$1,000.00	$988.60	$3.64	$1,000.00	$1,020.73	$3.70	0.75%

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 178/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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SEMIANNUAL REPORT	|	JUNE 30, 2021	9

Financial Highlights	PIMCO Global Core Bond (Hedged) Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Administrative Class

01/01/2021 - 06/30/2021+	$10.08	$0.09	$(0.19)	$(0.10)	$(0.16)	$(0.07)	$(0.23)

12/31/2020	9.93	0.20	0.57	0.77	(0.62)	0.00	(0.62)

12/31/2019	9.41	0.21	0.53	0.74	(0.22)	0.00	(0.22)

12/31/2018	9.47	0.18	(0.08)	0.10	(0.16)	0.00	(0.16)

12/31/2017	9.21	0.15	0.24	0.39	(0.13)	0.00	(0.13)

12/31/2016	8.77	0.21	0.38	0.59	(0.15)	0.00	(0.15)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organization expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Effective October 21, 2016, the Portfolio’s Investment advisory fee was decreased by 0.15% to an annual rate of 0.25% and the Portfolio’s supervisory and administrative fee was decreased by 0.04% to an annual rate of 0.31%.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.75	(1.04)%	$141,479	0.75	%*	0.75	%*	0.71	%*	0.71	%*	1.96	%*	228%

10.08	8.10	92,145	0.78		0.78		0.71		0.71		1.98		665

9.93	7.88	97,876	0.84		0.84		0.71		0.71		2.19		375

9.41	1.05	110,302	0.76		0.76		0.71		0.71		1.87		327

9.47	4.29	107,869	0.76		0.76		0.71		0.71		1.61		292

9.21	6.78	107,052	0.91	(d)	0.91	(d)	0.86	(d)	0.86	(d)	2.31		342

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	11

Statement of Assets and Liabilities	PIMCO Global Core Bond (Hedged) Portfolio	June 30, 2021	(Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$143,026
Investments in Affiliates	20,102
Financial Derivative Instruments
Exchange-traded or centrally cleared	177
Over the counter	1,132
Cash	433
Deposits with counterparty	1,651
Foreign currency, at value	371
Receivable for investments sold	2,199
Receivable for TBA investments sold	21,832
Receivable for Portfolio shares sold	132
Interest and/or dividends receivable	707
Dividends receivable from Affiliates	2
Total Assets	191,764

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$3,841
Payable for short sales	5,209
Financial Derivative Instruments
Exchange-traded or centrally cleared	112
Over the counter	250
Payable for investments purchased	4,335
Payable for investments in Affiliates purchased	2
Payable for investments purchased on a delayed-delivery basis	299
Payable for TBA investments purchased	35,883
Deposits from counterparty	290
Accrued investment advisory fees	22
Accrued supervisory and administrative fees	28
Accrued servicing fees	13
Other liabilities	1
Total Liabilities	50,285

Net Assets	$141,479

Net Assets Consist of:

Paid in capital	$140,617
Distributable earnings (accumulated loss)	862

Net Assets	$141,479

Net Assets:

Administrative Class	$141,479

Shares Issued and Outstanding:

Administrative Class	14,516

Net Asset Value Per Share Outstanding(a):

Administrative Class	$9.75

Cost of investments in securities	$140,479
Cost of investments in Affiliates	$20,099
Cost of foreign currency held	$372
Proceeds received on short sales	$5,186
Cost or premiums of financial derivative instruments, net	$(321)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO Global Core Bond (Hedged) Portfolio

Six Months Ended June 30, 2021 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$1,282
Dividends	2
Dividends from Investments in Affiliates	5
Total Income	1,289

Expenses:

Investment advisory fees	119
Supervisory and administrative fees	147
Servicing fees - Administrative Class	71
Trustee fees	1
Interest expense	19
Miscellaneous expense	1
Total Expenses	358

Net Investment Income (Loss)	931

Net Realized Gain (Loss):

Investments in securities	403
Exchange-traded or centrally cleared financial derivative instruments	(429)
Over the counter financial derivative instruments	(334)
Short sales	80
Foreign currency	(21)

Net Realized Gain (Loss)	(301)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(3,406)
Investments in Affiliates	2
Exchange-traded or centrally cleared financial derivative instruments	217
Over the counter financial derivative instruments	1,433
Short sales	(4)
Foreign currency assets and liabilities	157

Net Change in Unrealized Appreciation (Depreciation)	(1,601)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(971)

* Foreign tax withholdings	$3

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	13

Statements of Changes in Net Assets	PIMCO Global Core Bond (Hedged) Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$931	$1,839
Net realized gain (loss)	(301)	754
Net change in unrealized appreciation (depreciation)	(1,601)	4,350

Net Increase (Decrease) in Net Assets Resulting from Operations	(971)	6,943

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Administrative Class	(2,149)	(5,631)

Total Distributions(a)	(2,149)	(5,631)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	52,454	(7,043)

Total Increase (Decrease) in Net Assets	49,334	(5,731)

Net Assets:

Beginning of period	92,145	97,876
End of period	$141,479	$92,145

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Global Core Bond (Hedged) Portfolio	June 30, 2021 (Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.1%

ARGENTINA 0.0%

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
0.125% due 07/09/2030 þ		$35	$12
0.125% due 07/09/2035 þ		24	7
36.104% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	1,680	10

Autonomous City of Buenos Aires
39.117% (BADLARPP + 5.000%) due 01/23/2022 ~		200	1

Provincia de Buenos Aires
37.854% due 04/12/2025		340	2

Total Argentina (Cost $123)			32

AUSTRALIA 1.6%

CORPORATE BONDS & NOTES 0.3%

Sydney Airport Finance Co. Pty. Ltd.
3.625% due 04/28/2026		$400	435

SOVEREIGN ISSUES 1.3%

Australia Government International Bond
0.500% due 09/21/2026	AUD	1,700	1,253
1.000% due 12/21/2030		100	72
1.000% due 11/21/2031		100	71
1.750% due 06/21/2051		100	67
2.500% due 05/21/2030		100	82

Northern Territory Treasury Corp.
2.000% due 04/21/2031		200	150

South Australia Government Financing Authority
1.750% due 05/24/2032		100	74

Treasury Corp. of Victoria
4.250% due 12/20/2032		130	121

			1,890

Total Australia (Cost $2,213)			2,325

BRAZIL 0.0%

CORPORATE BONDS & NOTES 0.0%

Odebrecht Oil & Gas Finance Ltd.
0.000% due 07/30/2021 (e)(h)		$101	1

Total Brazil (Cost $5)			1

CANADA 0.3%

CORPORATE BONDS & NOTES 0.2%

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$87	89

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	100	130

			219

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053	CAD	68	56

SOVEREIGN ISSUES 0.1%

Canada Government International Bond
2.000% due 12/01/2051		100	84

Canada Government Real Return Bond
1.500% due 12/01/2044 (g)		121	128

			212

Total Canada (Cost $451)			487

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 3.8%

ASSET-BACKED SECURITIES 3.0%

Arch Street CLO Ltd.
1.188% due 10/20/2028 •		$250	$250

ARES L CLO Ltd.
0.000% due 01/15/2032 •		250	250

Assurant CLO Ltd.
1.141% due 10/20/2031 •		400	400

Carlyle Global Market Strategies CLO Ltd.
0.000% due 08/14/2030 •(b)		400	400

Catamaran CLO Ltd.
1.444% due 04/22/2030 •		298	299

LCM LP
1.228% due 10/20/2027 •		207	207

Marathon CLO Ltd.
1.334% due 04/15/2029 •		250	250

OZLM Funding Ltd.
1.154% due 07/22/2029 •		250	250

Palmer Square Loan Funding Ltd.
0.000% due 07/20/2029 •(b)		400	400

Sound Point CLO Ltd.
1.156% due 07/25/2030 •		250	250

STWD Ltd.
1.283% due 04/18/2038 •		200	200

TICP CLO Ltd.
1.028% due 04/20/2028 •		213	213

Venture CLO Ltd.
1.064% due 04/15/2027 •		85	85
1.288% due 01/20/2029 •		200	200

Vibrant CLO Ltd.
1.085% due 06/20/2029 •		250	250
1.228% due 09/15/2030 •		250	250

Zais CLO Ltd.
1.334% due 04/15/2028 •		132	132

			4,286

CORPORATE BONDS & NOTES 0.6%

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		73	72

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(c)		797	192

S.A. Global Sukuk Ltd.
2.694% due 06/17/2031		400	406

Sands China Ltd.
5.400% due 08/08/2028		200	233

			903

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

AREIT Trust
2.744% due 04/15/2037 •		135	136

MF1 Multifamily Housing Mortgage Loan Trust
0.974% due 07/15/2036 •		100	100

			236

Total Cayman Islands (Cost $5,759)			5,425

CHINA 8.7%

SOVEREIGN ISSUES 8.7%

China Development Bank
3.050% due 08/25/2026	CNY	1,700	260
3.180% due 04/05/2026		3,500	540
3.430% due 01/14/2027		1,000	155
3.500% due 08/13/2026		2,000	313
3.680% due 02/26/2026		2,900	457
3.740% due 09/10/2025		1,600	252
4.040% due 04/10/2027		8,200	1,312
4.150% due 10/26/2025		400	64
4.240% due 08/24/2027		10,100	1,634
4.880% due 02/09/2028		3,600	605

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

China Government International Bond
2.740% due 08/04/2026	CNY	700	$108
2.850% due 06/04/2027		1,300	199
2.950% due 06/16/2023		300	47
3.020% due 10/22/2025		4,500	699
3.030% due 03/11/2026		31,200	4,852
3.220% due 12/06/2025		300	47
3.280% due 12/03/2027		2,800	440
3.290% due 10/18/2023		900	141
3.820% due 11/02/2027		700	113

Total China (Cost $11,732)			12,238

DENMARK 3.5%

CORPORATE BONDS & NOTES 3.5%

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	5,306	814

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		5,096	776

Nykredit Realkredit A/S
1.000% due 10/01/2050		10,518	1,601
1.000% due 10/01/2053		6,000	912
1.500% due 10/01/2053		5,000	783

Total Denmark (Cost $4,789)			4,886

FRANCE 2.7%

CORPORATE BONDS & NOTES 0.8%

Altice France S.A.
7.375% due 05/01/2026		$200	208

BNP Paribas S.A.
2.871% due 04/19/2032 •		300	308
4.625% due 02/25/2031 •(h)(i)		200	209

Danone S.A.
3.000% due 06/15/2022		200	205

Dexia Credit Local S.A.
1.625% due 10/16/2024		250	258

			1,188

SOVEREIGN ISSUES 1.9%

France Government International Bond
0.500% due 05/25/2072	EUR	100	92
0.750% due 05/25/2052		1,100	1,247
2.000% due 05/25/2048		600	916
3.250% due 05/25/2045		200	370

			2,625

Total France (Cost $3,558)			3,813

GERMANY 2.2%

CORPORATE BONDS & NOTES 2.2%

Deutsche Bank AG
1.000% due 11/19/2025 •	EUR	200	242
1.375% due 02/17/2032 •		300	361
1.625% due 01/20/2027		200	250
1.750% due 11/19/2030 •		100	125
1.875% due 12/22/2028 •	GBP	100	138
2.222% due 09/18/2024 •		$200	206
2.625% due 02/12/2026	EUR	200	260
3.300% due 11/16/2022		$200	207
3.547% due 09/18/2031 •		150	160
3.729% due 01/14/2032 •(j)		200	204
3.961% due 11/26/2025 •		200	216
4.250% due 10/14/2021		500	506

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		200	210

Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	100	80

Total Germany (Cost $3,102)			3,165

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	15

Schedule of Investments	PIMCO Global Core Bond (Hedged) Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IRELAND 1.2%

ASSET-BACKED SECURITIES 1.1%

BlueMountain Fuji EUR CLO DAC
0.720% due 01/15/2031 •	EUR	250	$296

CVC Cordatus Loan Fund DAC
0.650% due 10/15/2031 •		250	297

Harvest CLO DAC
0.760% due 07/15/2031 •		250	297

Segovia European CLO
0.000% due 07/20/2032 •(b)		300	356

Toro European CLO DAC
0.900% due 10/15/2030 •		294	349

			1,595

CORPORATE BONDS & NOTES 0.1%

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021		$200	200

Total Ireland (Cost $1,801)			1,795

ISRAEL 1.2%

SOVEREIGN ISSUES 1.2%

Israel Government International Bond
0.020% (MAKA5DAY) due 11/30/2021 ~	ILS	2,600	798
2.000% due 03/31/2027		400	132
3.800% due 05/13/2060		$200	228
5.500% due 01/31/2022	ILS	1,900	602

Total Israel (Cost $1,717)			1,760

ITALY 2.5%

CORPORATE BONDS & NOTES 1.2%

Banca Carige SpA
0.957% (EUR003M + 1.500%) due 05/25/2022 ~	EUR	300	357
1.161% due 10/25/2021 •		300	357

Banca Monte dei Paschi di Siena SpA
0.875% due 10/08/2027		100	123
2.625% due 04/28/2025		100	121

UniCredit SpA
2.200% due 07/22/2027 •		250	315
7.830% due 12/04/2023		$350	406

			1,679

SOVEREIGN ISSUES 1.3%

Italy Buoni Poliennali Del Tesoro
1.850% due 07/01/2025	EUR	1,000	1,275

Italy Government International Bond
6.000% due 08/04/2028	GBP	300	536

			1,811

Total Italy (Cost $3,362)			3,490

JAPAN 7.0%

CORPORATE BONDS & NOTES 1.3%

Mitsubishi UFJ Financial Group, Inc.
3.455% due 03/02/2023		$300	315

Mizuho Financial Group, Inc.
2.721% due 07/16/2023 •		200	205
3.922% due 09/11/2024 •		300	321

Nissan Motor Co. Ltd.
3.522% due 09/17/2025		200	214
4.345% due 09/17/2027		200	220
4.810% due 09/17/2030		200	226

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025		200	202

Takeda Pharmaceutical Co. Ltd.
1.125% due 11/21/2022	EUR	100	121

			1,824

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 5.7%

Japan Bank for International Cooperation
1.750% due 10/17/2024		$200	$207

Japan Government International Bond
0.100% due 03/10/2028 (g)	JPY	90,805	839
0.100% due 03/20/2029		110,000	1,001
0.100% due 03/20/2030		110,000	999
0.400% due 03/20/2036		210,000	1,930
0.500% due 03/20/2049		180,000	1,561
0.700% due 12/20/2048		134,000	1,226
1.300% due 06/20/2035		30,000	310

			8,073

Total Japan (Cost $10,001)			9,897

KUWAIT 0.6%

SOVEREIGN ISSUES 0.6%

Kuwait International Government Bond
3.500% due 03/20/2027		$700	782

Total Kuwait (Cost $696)			782

LITHUANIA 0.1%

SOVEREIGN ISSUES 0.1%

Lithuania Government International Bond
1.100% due 04/26/2027	EUR	100	127

Total Lithuania (Cost $117)			127

LUXEMBOURG 0.2%

CORPORATE BONDS & NOTES 0.2%

Medtronic Global Holdings S.C.A.
0.000% due 12/02/2022 (e)	EUR	200	238

Total Luxembourg (Cost $227)			238

MALAYSIA 0.5%

CORPORATE BONDS & NOTES 0.4%

Petronas Capital Ltd.
2.480% due 01/28/2032		$500	504

SOVEREIGN ISSUES 0.1%

Malaysia Government International Bond
3.502% due 05/31/2027	MYR	200	50
3.906% due 07/15/2026		200	51

Malaysia Government Investment Issue
4.369% due 10/31/2028		200	52

			153

Total Malaysia (Cost $650)			657

MEXICO 0.1%

CORPORATE BONDS & NOTES 0.1%

Petroleos Mexicanos
6.750% due 09/21/2047		$200	177

Total Mexico (Cost $174)			177

MULTINATIONAL 0.2%

CORPORATE BONDS & NOTES 0.2%

NXP BV
4.625% due 06/01/2023		$200	215

Total Multinational (Cost $206)			215

NETHERLANDS 3.2%

ASSET-BACKED SECURITIES 0.8%

Babson Euro CLO BV
0.281% due 10/25/2029 •	EUR	111	131

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cairn CLO BV
0.000% due 10/15/2031 •	EUR	250	$297

Jubilee CLO BV
0.252% due 12/15/2029 •		395	466
0.610% due 04/15/2030 •		250	296

			1,190

CORPORATE BONDS & NOTES 0.8%

British Transco International Finance BV
0.000% due 11/04/2021 (e)		$200	200

Cooperatieve Rabobank UA
1.006% (US0003M + 0.860%) due 09/26/2023 ~		300	304
3.875% due 09/26/2023		300	323

ING Groep NV
4.875% due 05/16/2029 •(h)(i)		300	314

			1,141

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.5%

Domi BV
0.341% due 11/15/2052 •	EUR	625	748

Dutch Property Finance BV
0.124% due 07/28/2058 •		600	714

Jubilee Place BV
0.463% (EUR003M + 1.000%) due 10/17/2057 ~		550	660

			2,122

		SHARES
PREFERRED SECURITIES 0.1%

Stichting AK Rabobank Certificaten
2.188% due 12/29/2049 þ(h)		52,525	84

Total Netherlands (Cost $4,500)			4,537

		PRINCIPAL AMOUNT (000S)
NEW ZEALAND 0.1%

SOVEREIGN ISSUES 0.1%

New Zealand Government International Bond
1.500% due 05/15/2031	NZD	200	136

Total New Zealand (Cost $142)			136

PERU 0.7%

SOVEREIGN ISSUES 0.7%

Peru Government International Bond
1.862% due 12/01/2032		$100	93
5.940% due 02/12/2029	PEN	1,100	313
6.350% due 08/12/2028		1,700	495
6.950% due 08/12/2031		500	146

Total Peru (Cost $1,163)			1,047

QATAR 1.9%

CORPORATE BONDS & NOTES 0.3%

Qatar Petroleum
1.375% due 09/12/2026 (b)		$200	200
3.125% due 07/12/2041 (b)		200	199

			399

SOVEREIGN ISSUES 1.6%

Qatar Government International Bond
3.875% due 04/23/2023		1,000	1,063
4.000% due 03/14/2029		200	230
4.400% due 04/16/2050		400	488
4.500% due 04/23/2028		400	473

			2,254

Total Qatar (Cost $2,483)			2,653

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ROMANIA 0.3%

SOVEREIGN ISSUES 0.3%

Romania Government International Bond
1.375% due 12/02/2029	EUR	100	$119
2.000% due 04/14/2033		50	59
2.750% due 04/14/2041		150	177

Total Romania (Cost $354)			355

RUSSIA 0.1%

SOVEREIGN ISSUES 0.1%

Russia Government International Bond
7.250% due 05/10/2034	RUB	6,200	86

Total Russia (Cost $91)			86

SAUDI ARABIA 1.7%

SOVEREIGN ISSUES 1.7%

Saudi Government International Bond
2.375% due 10/26/2021		$1,000	1,007
2.875% due 03/04/2023		300	312
3.250% due 10/26/2026		200	218
4.000% due 04/17/2025		400	442
4.500% due 04/17/2030		100	118
4.625% due 10/04/2047		200	239

Total Saudi Arabia (Cost $2,233)			2,336

SERBIA 0.1%

SOVEREIGN ISSUES 0.1%

Serbia Government International Bond
1.650% due 03/03/2033	EUR	100	116

Total Serbia (Cost $118)			116

SINGAPORE 0.2%

CORPORATE BONDS & NOTES 0.2%

BOC Aviation Ltd.
2.750% due 09/18/2022		$200	204

DBS Bank Ltd.
3.300% due 11/27/2021		100	101

Total Singapore (Cost $300)			305

SOUTH KOREA 1.3%

SOVEREIGN ISSUES 1.3%

Korea Government International Bond
2.125% due 06/10/2027	KRW	125,000	112
2.375% due 12/10/2027		150,000	137
2.375% due 12/10/2028		1,298,600	1,186
2.625% due 06/10/2028		250,000	232
5.500% due 03/10/2028		150,000	163

Total South Korea (Cost $1,822)			1,830

SPAIN 2.2%

CORPORATE BONDS & NOTES 0.3%

Merlin Properties Socimi S.A.
2.225% due 04/25/2023	EUR	400	491

		SHARES
PREFERRED SECURITIES 0.2%

Banco Santander S.A.
6.250% due 09/11/2021 •(h)(i)		200,000	240

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.7%

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	50	$60

Spain Government International Bond
0.100% due 04/30/2031		200	230
0.250% due 07/30/2024		500	605
0.500% due 10/31/2031		200	238
0.850% due 07/30/2037		500	584
1.400% due 07/30/2028		500	649
1.450% due 10/31/2071		75	79

			2,445

Total Spain (Cost $3,025)			3,176

SUPRANATIONAL 0.2%

CORPORATE BONDS & NOTES 0.2%

European Union
0.000% due 07/04/2031 (e)	EUR	100	118
0.700% due 07/06/2051 (b)		100	120

Total Supranational (Cost $238)			238

SWITZERLAND 1.2%

CORPORATE BONDS & NOTES 1.2%

Credit Suisse AG
6.500% due 08/08/2023 (i)		$200	222

Credit Suisse Group AG
4.194% due 04/01/2031 •		250	281
4.282% due 01/09/2028		250	278
6.375% due 08/21/2026 •(h)(i)		300	335
7.125% due 07/29/2022 •(h)(i)		300	313

UBS AG
5.125% due 05/15/2024 (i)		200	221

Total Switzerland (Cost $1,601)			1,650

UNITED ARAB EMIRATES 0.3%

SOVEREIGN ISSUES 0.3%

Emirate of Abu Dhabi Government International Bond
3.125% due 04/16/2030		$200	218
3.875% due 04/16/2050		200	231

Total United Arab Emirates (Cost $438)			449

UNITED KINGDOM 10.6%

CORPORATE BONDS & NOTES 6.8%

Barclays Bank PLC
7.625% due 11/21/2022 (i)		$500	545

Barclays PLC
1.586% (US0003M + 1.430%) due 02/15/2023 ~		300	302
4.610% due 02/15/2023 •		300	308
4.972% due 05/16/2029 •		400	469
7.125% due 06/15/2025 •(h)(i)	GBP	200	317
7.750% due 09/15/2023 •(h)(i)		$400	440

British Telecommunications PLC
9.625% due 12/15/2030		100	155

HSBC Holdings PLC
1.750% due 07/24/2027 •	GBP	100	140
2.804% due 05/24/2032 •		$400	411
3.000% due 07/22/2028 •	GBP	100	149
6.000% due 05/22/2027 •(h)(i)		$300	334

Lloyds Bank PLC
4.875% due 03/30/2027	GBP	500	850
5.125% due 03/07/2025		400	646

Lloyds Banking Group PLC
3.900% due 03/12/2024		$200	217
4.582% due 12/10/2025		200	225
7.500% due 06/27/2024 •(h)(i)		200	228

Marks & Spencer PLC
4.250% due 12/08/2023	GBP	100	147

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nationwide Building Society
1.500% due 03/08/2026 •	EUR	400	$499

Natwest Group PLC
1.697% (US0003M + 1.550%) due 06/25/2024 ~		$500	512
8.625% due 08/15/2021 •(h)(i)		200	202

NatWest Markets PLC
0.625% due 03/02/2022	EUR	600	717
1.000% due 05/28/2024		100	122

Santander UK Group Holdings PLC
2.875% due 08/05/2021		$300	301
2.920% due 05/08/2026 •	GBP	100	147
4.796% due 11/15/2024 •		$600	656

Standard Chartered PLC
2.678% due 06/29/2032 •		400	402

Tesco Property Finance PLC
5.744% due 04/13/2040	GBP	47	88

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		100	144

			9,673

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.6%

Alba PLC
0.274% due 11/25/2042 •		282	382

Avon Finance PLC
0.949% due 09/20/2048 •		181	251

Durham Mortgages B PLC
0.688% due 03/31/2054 •		215	297

Eurosail PLC
1.034% (BP0003M + 0.950%) due 06/13/2045 ~		394	548

Hawksmoor Mortgages
1.099% due 05/25/2053 •		314	437

Lanark Master Issuer PLC
0.902% due 12/22/2069 •		100	139

Residential Mortgage Securities PLC
1.299% due 06/20/2070 •		176	246

Ripon Mortgages PLC
0.881% due 08/20/2056 •		427	592

RMAC Securities PLC
0.254% due 06/12/2044 •		229	308

Silverstone Master Issuer PLC
0.799% due 01/21/2070 •		132	184

Southern Pacific Financing PLC
0.264% due 06/10/2043 •		25	34

Stratton Mortgage Funding PLC
0.948% due 07/20/2060 •		292	405

Towd Point Mortgage Funding
0.949% due 07/20/2045 •		345	479

Towd Point Mortgage Funding PLC
0.881% (BP0003M + 0.800%) due 02/20/2045 ~		136	189
1.111% due 10/20/2051 •		194	270

Trinity Square PLC
0.000% due 07/15/2059 •		200	277

			5,038

		SHARES
PREFERRED SECURITIES 0.0%

Nationwide Building Society
10.250% ~		250	65

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 0.2%

United Kingdom Gilt
0.625% due 10/22/2050	GBP	100	118
1.750% due 01/22/2049		100	155

			273

Total United Kingdom (Cost $14,696)			15,049

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	17

Schedule of Investments	PIMCO Global Core Bond (Hedged) Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED STATES 34.8%

ASSET-BACKED SECURITIES 3.4%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040	$139	$140

Argent Securities Trust
0.392% due 07/25/2036 •	355	145
0.412% due 05/25/2036 •	614	226

Countrywide Asset-Backed Certificates
0.232% due 07/25/2037 ^•	110	108
0.232% due 07/25/2037 •	56	53
4.558% due 07/25/2036 ~	10	11

Countrywide Asset-Backed Certificates Trust
1.967% due 07/25/2035 •	700	698

Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.457% due 03/25/2037 ^þ	247	126

First Franklin Mortgage Loan Trust
1.367% due 07/25/2034 •	76	76

GSAA Home Equity Trust
0.992% due 08/25/2037 •	26	26

Home Equity Mortgage Loan Asset-Backed Trust
0.332% due 04/25/2037 •	251	192

LMREC LLC
1.160% due 04/22/2037 •	200	200

MASTR Asset-Backed Securities Trust
0.302% due 05/25/2037 •	238	231

Morgan Stanley ABS Capital, Inc. Trust
0.322% due 10/25/2036 •	526	349

Morgan Stanley Mortgage Loan Trust
6.000% due 02/25/2037 ^~	19	18

New Century Home Equity Loan Trust
3.689% due 06/20/2031 ~	316	314

Option One Mortgage Loan Trust
0.232% due 03/25/2037 •	59	55

Renaissance Home Equity Loan Trust
5.294% due 01/25/2037 þ	366	177

SMB Private Education Loan Trust
1.201% due 07/15/2053 •	78	80
1.290% due 07/15/2053	157	158

Structured Asset Investment Loan Trust
1.817% due 10/25/2034 •	232	234

Terwin Mortgage Trust
1.032% due 11/25/2033 •	4	4

Towd Point Mortgage Trust
2.710% due 01/25/2060 ~	202	208
2.900% due 10/25/2059 ~	693	718

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031	300	317

		4,864

CORPORATE BONDS & NOTES 6.2%

AbbVie, Inc.
2.900% due 11/06/2022	300	310
5.000% due 12/15/2021	200	202

American Tower Corp.
3.800% due 08/15/2029	200	223

Baker Hughes a GE Co. LLC
2.773% due 12/15/2022	100	103

Bayer U.S. Finance LLC
4.250% due 12/15/2025	300	335

Boeing Co.
1.433% due 02/04/2024	100	100

Broadcom, Inc.
2.450% due 02/15/2031	100	98
3.459% due 09/15/2026	100	109
3.469% due 04/15/2034	100	106

Charter Communications Operating LLC
4.464% due 07/23/2022	500	518
6.384% due 10/23/2035	200	268

D.R. Horton, Inc.
4.375% due 09/15/2022	100	104

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dell International LLC
6.100% due 07/15/2027		$200	$245

Fiserv, Inc.
2.750% due 07/01/2024		300	317

Ford Motor Credit Co. LLC
1.068% (US0003M + 0.880%) due 10/12/2021 ~		300	300
2.330% due 11/25/2025	EUR	100	123
3.021% due 03/06/2024		200	249
3.350% due 11/01/2022		$200	205
4.140% due 02/15/2023		200	208
5.584% due 03/18/2024		200	219

GATX Corp.
0.896% (US0003M + 0.720%) due 11/05/2021 ~		400	401

Goldman Sachs Group, Inc.
4.223% due 05/01/2029 •		300	342

JetBlue Pass-Through Trust
4.000% due 05/15/2034		97	107

JPMorgan Chase & Co.
2.739% due 10/15/2030 •		300	314

Kinder Morgan, Inc.
7.750% due 01/15/2032		100	144

Komatsu Finance America, Inc.
2.437% due 09/11/2022		300	307

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	200	284

Nissan Motor Acceptance Corp.
2.800% due 01/13/2022		$100	101

Oracle Corp.
1.650% due 03/25/2026 (j)		100	101
2.875% due 03/25/2031 (j)		100	104
3.650% due 03/25/2041 (j)		100	106

Organon Finance 1 LLC
2.875% due 04/30/2028	EUR	100	120

Pacific Gas & Electric Co.
2.950% due 03/01/2026		$100	102

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		300	328

Public Service Enterprise Group, Inc.
2.000% due 11/15/2021		100	101

Rio Oil Finance Trust
9.250% due 07/06/2024		219	243

Southern California Edison Co.
0.690% (SOFRRATE + 0.640%) due 04/03/2023 ~		100	100

Spirit AeroSystems, Inc.
3.950% due 06/15/2023		200	202

Wells Fargo & Co.
1.741% due 05/04/2030 •	EUR	300	384

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022		$300	305
3.375% due 11/30/2021		300	301

			8,839

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

CenturyLink, Inc.
2.354% (LIBOR03M + 2.250%) due 03/15/2027 ~		76	75

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.8%

Arbor Multifamily Mortgage Securities Trust
2.756% due 05/15/2053		200	213

Banc of America Funding Trust
0.513% due 04/20/2047 ^•		81	79
6.000% due 07/25/2037 ^		67	66

BCAP LLC Trust
0.512% due 05/25/2047 •		117	113

Chase Mortgage Finance Trust
3.032% due 03/25/2037 ^~		40	39
3.059% due 07/25/2037 ~		7	7

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust
2.529% due 04/25/2037 ^~	$52	$46

Citigroup Mortgage Loan Trust, Inc.
2.500% due 05/25/2051 ~	600	611
3.343% due 08/25/2035 ^~	834	849

Countrywide Home Loan Mortgage Pass-Through Trust
6.250% due 09/25/2036 ^	42	26

Credit Suisse Mortgage Capital Trust
1.423% due 10/15/2037 •	200	201

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.242% due 02/25/2047 •	189	132

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.945% due 02/25/2036 ^þ	63	63

Extended Stay America Trust
1.155% due 07/15/2038 •(b)	400	402

GreenPoint Mortgage Funding Trust
0.552% due 06/25/2045 •	53	46

JP Morgan Alternative Loan Trust
2.716% due 12/25/2036 ~	12	12

Merrill Lynch Mortgage Investors Trust
2.756% due 03/25/2036 ^~	128	83

Morgan Stanley Mortgage Loan Trust
2.825% due 05/25/2036 ^~	78	59
3.301% due 09/25/2035 ^~	48	22

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	229	239
2.750% due 11/25/2059 ~	157	163

PHH Alternative Mortgage Trust
6.000% due 05/25/2037 ^	37	37

Prime Mortgage Trust
6.000% due 06/25/2036 ^	26	26

Ready Capital Mortgage Financing LLC
2.242% due 02/25/2035 •	200	201

Residential Accredit Loans, Inc. Trust
0.352% due 02/25/2037 •	27	29
6.000% due 06/25/2036	72	69

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2037 ^	31	31

Structured Asset Mortgage Investments Trust
0.552% due 02/25/2036 •	10	11

Structured Asset Securities Corp.
0.372% due 01/25/2036 •	40	38

WaMu Mortgage Pass-Through Certificates Trust
3.082% due 09/25/2036 ~	23	22

		3,935

	SHARES
PREFERRED SECURITIES 0.6%

Bank of America Corp.
5.875% due 03/15/2028 •(h)	200,000	229

Charles Schwab Corp.
4.000% due 06/01/2026 •(h)	200,000	209

Goldman Sachs Group, Inc.
3.800% due 05/10/2026 •(h)	200,000	204

Wells Fargo & Co.
3.900% due 03/15/2026 •(h)	200,000	207

		849

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 16.0%

Fannie Mae
0.492% due 06/25/2036 •	$6	6
3.500% due 01/01/2059	148	161

Freddie Mac
0.460% due 01/15/2038 •	104	105
1.992% due 01/15/2038 ~(a)	104	7
2.458% due 09/01/2037 •	208	221
3.000% due 02/01/2046	305	321
3.500% due 11/01/2047 - 04/01/2048	299	316

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae
0.887% due 09/20/2066 •	$501	$509
2.868% due 09/20/2066 ~	367	388

Uniform Mortgage-Backed Security
2.500% due 11/01/2050 - 02/01/2051	968	1,004
3.000% due 10/01/2049 - 06/01/2051	368	393
3.500% due 10/01/2034 - 07/01/2050	376	400
4.000% due 06/01/2050	131	140

Uniform Mortgage-Backed Security, TBA
2.000% due 07/01/2051	950	959
2.500% due 09/01/2051	800	824
3.500% due 08/01/2051	1,400	1,475
4.000% due 08/01/2051	14,500	15,454

		22,683

U.S. TREASURY OBLIGATIONS 5.7%

U.S. Treasury Bonds
1.625% due 11/15/2050 (k)	1,850	1,662
1.875% due 02/15/2041 (k)	2,300	2,252

U.S. Treasury Inflation Protected Securities (g)
0.500% due 01/15/2028	1,624	1,821

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury Notes
2.875% due 04/30/2025 (k)		$2,200	$2,387

			8,122

Total United States (Cost $48,383)			49,367

SHORT-TERM INSTRUMENTS 5.8%

ARGENTINA TREASURY BILLS 0.0%
38.436% due 07/30/2021 - 09/13/2021 (d)(e)(g)	ARS	4,695	28

ISRAEL TREASURY BILLS 0.8%
(0.020)% due 11/30/2021 - 06/08/2022 (d)(e)	ILS	3,700	1,135

JAPAN TREASURY BILLS 5.0%
(0.098)% due 09/27/2021 (e)(f)	JPY	780,000	7,023

Total Short-Term Instruments (Cost $8,209)			8,186

Total Investments in Securities (Cost $140,479)			143,026

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 14.2%

SHORT-TERM INSTRUMENTS 14.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 14.2%

PIMCO Short Asset Portfolio	68,639	$688

PIMCO Short-Term Floating NAV Portfolio III	1,968,808	19,414

Total Short-Term Instruments (Cost $20,099)		20,102

Total Investments in Affiliates (Cost $20,099)		20,102

Total Investments 115.3% (Cost $160,578)		$163,128

Financial Derivative Instruments (l)(m) 0.7% (Cost or Premiums, net $(321))		947

Other Assets and Liabilities, net (16.0)%		(22,596)

Net Assets 100.0%		$141,479

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG	3.729%	01/14/2032	01/11/2021	$200	$204	0.14%
Oracle Corp.	1.650	03/25/2026	03/22/2021	100	101	0.07
Oracle Corp.	2.875	03/25/2031	03/22/2021	100	104	0.07
Oracle Corp.	3.650	03/25/2041	03/22/2021	99	106	0.08

				$499	$515	0.36%

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	19

Schedule of Investments	PIMCO Global Core Bond (Hedged) Portfolio	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BSN	0.040%	06/15/2021	07/15/2021	$(775)	$(775)
	0.050	05/13/2021	07/13/2021	(1,200)	(1,200)
GRE	0.050	05/05/2021	07/06/2021	(289)	(289)
	0.060	05/12/2021	07/12/2021	(1,577)	(1,577)

Total Reverse Repurchase Agreements					$(3,841)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
Canada (0.4)%
Sovereign Issues (0.4)%
Canada Government International Bond	2.750%	12/01/2048	CAD 500	$(472)	$(486)

United States (3.3)%
U.S. Government Agencies (3.3)%
Uniform Mortgage-Backed Security, TBA	2.000%	07/01/2051	$ 1,550	(1,563)	(1,565)
Uniform Mortgage-Backed Security, TBA	2.000	08/01/2051	1,900	(1,910)	(1,915)
Uniform Mortgage-Backed Security, TBA	2.500	08/01/2051	1,000	(1,030)	(1,032)
Uniform Mortgage-Backed Security, TBA	3.000	09/01/2051	100	(104)	(104)
Uniform Mortgage-Backed Security, TBA	3.500	07/01/2036	100	(107)	(107)

Total United States				(4,714)	(4,723)

Total Short Sales (3.7)%				$(5,186)	$(5,209)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BSN	$0	$(1,975)	$0	$0	$(1,975)	$1,977	$2
GRE	0	(1,866)	0	0	(1,866)	1,956	90

Master Securities Forward Transaction Agreement
TDM	0	0	0	(486)	(486)	0	(486)

Total Borrowings and Other Financing Transactions	$0	$(3,841)	$0	$(486)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(3,841)	$0	$0	$(3,841)

Total Borrowings	$0	$(3,841)	$0	$0	$(3,841)

Payable for reverse repurchase agreements					$(3,841)

(k)	Securities with an aggregate market value of $3,933 have been pledged as collateral under the terms of the above master agreements as of June 30, 2021.

(1)

The average amount of borrowings outstanding during the period ended June 30, 2021 was $(5,847) at a weighted average interest rate of (0.036%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for short sales includes $1 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar March Futures	03/2022	2	$	499	$0	$0	$0
Australia Government 10-Year Bond September Futures	09/2021	2		212	1	1	0
Euro-BTP Italy Government Bond September Futures	09/2021	45		8,079	76	39	0
Japan Government 10-Year Bond September Futures	09/2021	4		5,462	2	1	0
U.S. Treasury 5-Year Note September Futures	09/2021	73		9,010	(22)	5	0
U.S. Treasury 10-Year Note September Futures	09/2021	96		12,720	62	23	0
U.S. Treasury 10-Year Ultra Long-Term Bond September Futures	09/2021	35		5,152	67	17	0
U.S. Treasury Ultra Long-Term Bond September Futures	09/2021	9		1,734	41	10	0

					$227	$96	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 3-Year Note September Futures	09/2021	5	$	(437)	$2	$0	$0
Euro-Bund 10-Year Bond September Futures	09/2021	37		(7,573)	(31)	8	(24)
Euro-OAT France Government 10-Year Bond September Futures	09/2021	24		(4,526)	(16)	2	(13)
Euro-Schatz September Futures	09/2021	75		(9,973)	0	0	(1)
United Kingdom Long Gilt September Futures	09/2021	8		(1,418)	(14)	0	(2)

					$(59)	$10	$(40)

Total Futures Contracts					$168	$106	$(40)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Rolls-Royce PLC	1.000%	Quarterly	06/20/2026	2.318%	EUR	100	$(10)	$3	$(7)	$0	$0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.469		200	6	1	7	0	0

							$(4)	$4	$0	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-36 5-Year Index	(5.000)%	Quarterly	06/20/2026	$	700	$(67)	$(6)	$(73)	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-36 5-Year Index	1.000%	Quarterly	06/20/2026	$	8,000	$191	$15	$206	$2	$0

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	$	22,800	$(5)	$(3)	$(8)	$0	$(1)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022		6,900	(1)	(1)	(2)	0	(1)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022		900	0	0	0	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022		1,200	0	0	0	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022		2,400	0	(1)	(1)	0	0

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	21

Schedule of Investments	PIMCO Global Core Bond (Hedged) Portfolio	(Cont.)

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023	$	3,600	$1	$(2)	$(1)	$0	$0
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024		700	1	(1)	0	0	0
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024		2,400	1	(1)	0	0	0
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.105%	Quarterly	09/27/2024		600	0	0	0	0	0
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024		1,800	0	0	0	0	0

						$(3)	$(9)	$(12)	$0	$(2)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.250%	Annual	09/15/2023	GBP	300	$1	$(1)	$0	$0	$0
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	09/15/2026		300	(1)	1	0	1	0
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/15/2031		1,800	(1)	7	6	4	0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/15/2051		450	26	(14)	12	0	0
Receive	1-Year BRL-CDI	2.850	Maturity	01/03/2022	BRL	2,700	0	7	7	0	0
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022		6,400	0	16	16	0	0
Receive	1-Year BRL-CDI	2.860	Maturity	01/03/2022		3,400	0	8	8	0	0
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		1,900	0	5	5	0	0
Receive	1-Year BRL-CDI	2.871	Maturity	01/03/2022		2,700	0	7	7	0	0
Receive	1-Year BRL-CDI	2.883	Maturity	01/03/2022		2,900	0	7	7	0	0
Pay	1-Year BRL-CDI	3.300	Maturity	01/03/2022		37,700	0	(47)	(47)	0	(2)
Pay	1-Year BRL-CDI	3.345	Maturity	01/03/2022		800	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	3.350	Maturity	01/03/2022		17,200	0	(29)	(29)	0	(1)
Receive	1-Year BRL-CDI	3.360	Maturity	01/03/2022		5,500	(8)	13	5	0	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022		8,400	(1)	(11)	(12)	0	0
Pay	3-Month CAD-Bank Bill	1.270	Semi-Annual	03/03/2022	CAD	700	6	(1)	5	0	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022		200	3	(1)	2	0	0
Pay	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025		1,700	30	(27)	3	0	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		500	14	(11)	3	0	0
Pay	3-Month CAD-Bank Bill	1.713	Semi-Annual	10/02/2029		500	24	(23)	1	1	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		3,400	18	(81)	(63)	7	0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		400	98	(62)	36	3	0
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		200	42	(30)	12	1	0
Pay	3-Month SEK-STIBOR	1.000	Annual	06/19/2029	SEK	1,100	8	(4)	4	0	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021	$	4,100	(118)	69	(49)	0	0
Pay	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2023		7,500	(10)	1	(9)	0	0
Receive	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		1,300	(42)	10	(32)	0	0
Receive(6)	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		1,050	(33)	12	(21)	0	0
Receive(6)	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		1,400	(42)	16	(26)	0	(1)
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		3,000	78	(59)	19	1	0
Receive	3-Month USD-LIBOR	0.400	Semi-Annual	03/30/2026		4,400	16	86	102	0	(2)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		7,500	(163)	(4)	(167)	5	0
Pay	3-Month USD-LIBOR	0.400	Semi-Annual	01/15/2028		2,000	(16)	(78)	(94)	2	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		300	(14)	(1)	(15)	0	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		600	(80)	37	(43)	0	(1)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		100	(8)	6	(2)	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2030		2,100	(264)	130	(134)	0	(4)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		1,900	(11)	78	67	0	(5)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031		1,920	14	101	115	0	(5)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		6,550	474	(43)	431	0	(17)
Pay(6)	3-Month USD-LIBOR	1.950	Semi-Annual	10/04/2031		100	0	4	4	0	0
Receive(6)	3-Month USD-LIBOR	1.720	Semi-Annual	10/15/2031		400	0	(8)	(8)	0	(1)
Receive(6)	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		300	(6)	0	(6)	0	0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/18/2049		300	55	(56)	(1)	2	0
Receive	3-Month USD-LIBOR	1.325	Semi-Annual	12/02/2050		200	(6)	28	22	0	(1)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		600	3	70	73	0	(4)
Pay	3-Month USD-LIBOR	1.460	Semi-Annual	02/02/2051		300	(3)	(19)	(22)	2	0
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	03/30/2051		100	12	2	14	0	(1)
Receive	3-Month USD-LIBOR	1.940	Semi-Annual	06/15/2051		100	(1)	(3)	(4)	0	(1)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		1,150	(191)	41	(150)	6	0
Receive	3-Month USD-LIBOR	1.935	Semi-Annual	06/22/2051		100	(1)	(3)	(4)	0	(1)
Receive	3-Month USD-LIBOR	1.968	Semi-Annual	06/23/2051		200	(2)	(7)	(9)	0	(1)
Receive(6)	3-Month USD-LIBOR	1.760	Semi-Annual	08/25/2051		150	0	0	0	0	(1)
Receive(6)	3-Month USD-LIBOR	1.950	Semi-Annual	08/31/2051		150	0	(7)	(7)	0	(1)
Receive(6)	3-Month USD-LIBOR	1.990	Semi-Annual	08/31/2051		100	0	(5)	(5)	0	(1)
Receive(6)	3-Month USD-LIBOR	2.010	Semi-Annual	09/17/2051		100	0	(5)	(5)	0	(1)
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	12/15/2051		200	(8)	(2)	(10)	0	(2)
Receive(6)	3-Month USD-LIBOR	2.090	Semi-Annual	12/23/2051		150	0	(11)	(11)	0	(1)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	3-Month USD-LIBOR	1.620%	Semi-Annual	01/27/2052	$	50	$0	$2	$2	$0	$0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	2,900	15	(5)	10	0	0
Receive	6-Month AUD-BBR-BBSW	1.250	Semi-Annual	06/17/2030	AUD	300	(9)	13	4	0	(1)
Pay	6-Month CHF-LIBOR	(0.500)	Annual	09/16/2025	CHF	2,600	10	(21)	(11)	0	0
Pay	6-Month CZK-PRIBOR	1.913	Annual	01/30/2029	CZK	1,600	6	(5)	1	0	0
Pay(6)	6-Month EUR-EURIBOR	(0.500)	Annual	09/15/2023	EUR	2,200	(2)	(1)	(3)	0	0
Pay(6)	6-Month EUR-EURIBOR	(0.250)	Annual	09/15/2026		8,900	1	(12)	(11)	7	0
Pay(6)	6-Month EUR-EURIBOR	0.000	Annual	09/15/2031		8,200	(113)	(7)	(120)	16	0
Pay(6)	6-Month EUR-EURIBOR	(0.150)	Annual	01/27/2032		200	0	(8)	(8)	0	0
Receive(6)	6-Month EUR-EURIBOR	0.190	Annual	01/27/2032		200	0	(1)	(1)	0	0
Receive(6)	6-Month EUR-EURIBOR	0.205	Annual	01/27/2032		300	0	(1)	(1)	0	(1)
Pay(6)	6-Month EUR-EURIBOR	(0.060)	Annual	11/17/2032		300	0	(12)	(12)	1	0
Receive	6-Month EUR-EURIBOR	0.000	Annual	03/17/2036		100	5	1	6	0	0
Receive(6)	6-Month EUR-EURIBOR	0.054	Annual	05/27/2050		50	0	8	8	0	0
Receive(6)	6-Month EUR-EURIBOR	0.500	Annual	09/15/2051		1,430	(27)	15	(12)	0	(6)
Receive(6)	6-Month EUR-EURIBOR	0.064	Annual	11/17/2052		100	0	15	15	0	0
Pay	6-Month JPY-LIBOR	0.000	Semi-Annual	03/17/2031	JPY	210,000	(20)	5	(15)	0	0
Receive	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039		120,000	(40)	21	(19)	1	0
Pay	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049		30,000	15	(14)	1	0	(1)
Receive	6-Month NOK-NIBOR	1.500	Annual	03/10/2026	NOK	8,100	0	(5)	(5)	0	(1)
Pay	6-Month NOK-NIBOR	1.900	Annual	03/10/2031		4,300	0	13	13	2	0
Pay	28-Day MXN-TIIE	4.870	Lunar	07/13/2025	MXN	3,600	(1)	(9)	(10)	1	0
Receive	UKRPI	3.397	Maturity	11/15/2030	GBP	70	0	4	4	0	0
Receive	UKRPI	3.445	Maturity	11/15/2030		140	0	7	7	0	(1)
Receive	UKRPI	3.510	Maturity	11/15/2030		70	0	3	3	0	0
Pay	UKRPI	3.740	Maturity	03/15/2031		200	0	0	0	1	0
Pay	UKRPI	3.700	Maturity	04/15/2031		250	3	(6)	(3)	1	0
Pay	UKRPI	3.217	Maturity	11/15/2040		120	0	(19)	(19)	1	0
Pay	UKRPI	3.272	Maturity	11/15/2040		100	0	(14)	(14)	1	0
Pay	UKRPI	3.273	Maturity	11/15/2040		140	0	(19)	(19)	1	0
Pay	UKRPI	3.340	Maturity	11/15/2040		120	0	(13)	(13)	1	0
Receive	UKRPI	3.000	Maturity	11/15/2050		50	0	16	16	0	(1)
Receive	UKRPI	3.051	Maturity	11/15/2050		100	0	29	29	0	(2)
Receive	UKRPI	3.143	Maturity	11/15/2050		50	0	11	11	0	(1)

							$(265)	$99	$(166)	$69	$(70)

Total Swap Agreements							$(148)	$103	$(45)	$71	$(72)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$106	$71	$177	$0	$(40)	$(72)	$(112)

Cash of $1,651 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	23

Schedule of Investments	PIMCO Global Core Bond (Hedged) Portfolio	(Cont.)

terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2021	DKK	9,365		$1,490	$0	$(3)
	07/2021	MXN	71		4	0	0
	07/2021	NOK	6,190		722	3	0
	07/2021		$489	AUD	651	0	0
	07/2021		103	GBP	73	0	(2)
	08/2021		722	NOK	6,190	0	(3)
	08/2021		19	RUB	1,431	0	0
	09/2021	CNY	6,567		$1,021	11	0
	09/2021		$38	RUB	2,750	0	(1)

BPS	07/2021	AUD	1,102		$856	30	0
	07/2021	EUR	1,829		2,175	6	0
	07/2021	JPY	700,882		6,408	100	0
	07/2021	NZD	198		144	5	0
	07/2021		$96	AUD	125	0	(2)
	07/2021		144	CAD	173	0	(4)
	08/2021	JPY	876,182		$7,896	7	0
	09/2021	MYR	663		159	0	0
	11/2021	ILS	218		66	0	(1)
	11/2021	MXN	60		3	0	0

BRC	07/2021	CHF	33		37	1	0
	09/2021	JPY	780,000		7,035	9	0

CBK	07/2021	AUD	373		288	9	0
	07/2021	DKK	5,649		896	0	(5)
	07/2021	JPY	152,900		1,388	12	0
	07/2021	MXN	65		3	0	0
	07/2021	PEN	968		265	13	0
	07/2021		$107	DKK	675	0	0
	07/2021		233	PEN	897	0	0
	07/2021		14	RUB	1,092	1	0
	08/2021		17		1,305	0	0
	09/2021		3	MXN	65	0	0
	10/2021	PEN	897		$233	0	0
	11/2021	ILS	3,501		1,066	0	(10)
	11/2021		$242	MXN	4,943	1	0
	12/2021	PEN	1,844		$496	16	0
	01/2022	ILS	950		290	0	(2)
	01/2022	PEN	1,098		302	16	0
	02/2022	ILS	2,201		678	2	(1)
	04/2022		200		62	0	0
	05/2022	PEN	220		57	0	0
	06/2022	ILS	400		123	0	0

GLM	07/2021	GBP	5,980		8,454	182	0
	07/2021		$274	RUB	20,131	2	(2)
	08/2021		24		1,823	0	0
	09/2021	CNH	26,395		$4,055	0	(5)
	09/2021	HKD	475		61	0	0
	09/2021		$48	RUB	3,511	0	(1)
	11/2021		118	PEN	443	0	(3)
	01/2022	ILS	1,055		$326	1	0
	02/2022	CAD	112		93	3	0

HUS	07/2021		118		95	0	0
	07/2021	EUR	3,369		4,010	15	0
	07/2021		$56	EUR	46	0	(1)
	07/2021		7,662	GBP	5,536	0	(4)
	07/2021		3	MXN	65	0	0
	08/2021	GBP	5,536		$7,663	4	0
	08/2021		$39	RUB	2,944	1	0
	09/2021	CNH	41,150		$6,403	73	0
	09/2021	KRW	596,076		535	8	0
	09/2021		$20	RUB	1,448	0	0

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
HUS	10/2021	PEN	119		$32	$1	$0
	11/2021	ILS	223		69	0	0

JPM	07/2021	DKK	6,298		999	0	(5)
	07/2021		$1,483	DKK	9,226	0	(12)
	10/2021	DKK	8,446		$1,358	9	0

MYI	07/2021		$1,608	DKK	10,013	0	(11)
	07/2021		514	GBP	371	0	(1)
	07/2021		488	NOK	4,035	0	(20)
	07/2021		14	RUB	1,075	1	0
	09/2021	CNH	4,258		$656	1	0
	10/2021	DKK	10,013		1,611	11	0

SCX	07/2021	AUD	89		69	2	0
	07/2021	EUR	9,927		12,144	373	0
	07/2021	JPY	22,400		202	1	0
	07/2021		$249	NOK	2,155	1	0
	08/2021	EUR	15,079		$17,894	2	0
	09/2021		$233	IDR	3,360,412	0	(5)

SOG	07/2021	DKK	10,605		$1,697	6	0
	07/2021		$1,914	DKK	11,917	0	(14)
	07/2021		16	RUB	1,248	1	0
	08/2021		22		1,636	1	0
	09/2021		120	IDR	1,758,000	0	0
	10/2021	DKK	11,917		$1,917	14	0

SSB	07/2021		$311	CAD	387	1	0
	07/2021		124	MXN	2,564	4	0
	09/2021	KRW	689,714		$609	0	(1)

TOR	08/2021		$452	CAD	560	0	(1)

UAG	07/2021		46	RUB	3,535	2	0
	09/2021		358	KRW	406,709	2	0
	09/2021		20	RUB	1,431	0	0

Total Forward Foreign Currency Contracts						$964	$(120)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600%	07/15/2021	400	$ 6	$1
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.648	08/06/2021	400	6	1

FAR	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950	09/30/2021	500	11	1

GLM	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400	01/25/2022	1,300	16	9

NGF	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400	01/25/2022	1,100	13	7

							$ 52	$19

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC Euro-OAT France Government Bond 0.750% due 05/23/2025	EUR	97.000	05/23/2025	200	$15	$30

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	$	99.664	07/07/2021	100	1	0

						$16	$30

Total Purchased Options						$68	$49

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000%	10/20/2021	100	$(1)	$0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	08/18/2021	100	0	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	07/21/2021	200	0	0

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	25

Schedule of Investments	PIMCO Global Core Bond (Hedged) Portfolio	(Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.825%	08/18/2021	200	$0	$0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	09/15/2021	100	0	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	200	0	0

BRC	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	300	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	300	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	07/21/2021	200	0	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	07/21/2021	200	0	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	08/18/2021	900	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	08/18/2021	400	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	08/18/2021	200	0	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	09/15/2021	100	0	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	10/20/2021	300	0	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	800	(1)	(1)

CBK	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	08/18/2021	200	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.950	09/15/2021	100	0	0

DUB	Call - OTC CDX.IG-36 5-Year Index	Buy	0.475	08/18/2021	200	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	09/15/2021	200	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	09/15/2021	400	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	08/18/2021	300	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	08/18/2021	200	0	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	09/15/2021	300	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	300	(1)	(1)

FBF	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	10/20/2021	200	(1)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	08/18/2021	100	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	08/18/2021	200	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	09/15/2021	200	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	09/15/2021	400	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.700	10/20/2021	700	(1)	(1)

GST	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	07/21/2021	100	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	200	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	08/18/2021	100	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	08/18/2021	200	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.700	10/20/2021	400	(1)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	10/20/2021	300	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	10/20/2021	200	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	200	0	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	07/21/2021	200	0	0

JPM	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	10/20/2021	700	(1)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	200	0	0

MYC	Put - OTC CDX.HY-36 5-Year Index	Sell	98.000	07/21/2021	100	0	0

						$(14)	$(6)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Call - OTC USD versus CAD	CAD	1.265	02/11/2022	481	$(5)	$(6)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.880%	09/15/2021	2,500	$ (13)	$0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400	07/15/2021	400	(3)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	07/15/2021	400	(3)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.448	08/06/2021	400	(3)	(3)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.848	08/06/2021	400	(3)	0

BPS	Put - OTC 25-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.451	05/23/2025	200	(15)	(29)

BRC	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.010	02/07/2022	800	(1)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.010	02/07/2022	800	(1)	(2)

DUB	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	1,700	(8)	0

FAR	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.450	09/30/2021	600	(4)	0

FBF	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.399	08/26/2021	3,300	(29)	0

GLM	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.010	02/07/2022	1,000	(1)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.010	02/07/2022	1,000	(1)	(3)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.508%	07/13/2021	100	$ (1)	$(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.908	07/13/2021	100	(1)	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.320	01/25/2022	500	(13)	(7)

MYC	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.448	08/23/2021	2,500	(22)	0
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	1,600	(7)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.760	07/07/2021	100	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.370	07/15/2021	100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.670	07/15/2021	100	0	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.320	01/25/2022	500	(8)	(7)

RYL	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.010	02/07/2022	4,900	(6)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.010	02/07/2022	4,900	(6)	(13)

							$ (150)	$(67)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(2)	0.000%	1-Month USD-LIBOR	10/07/2022	1,750	$(2)	$0
	Call - OTC 1-Year Interest Rate Floor(2)	0.000	1-Month USD-LIBOR	10/08/2022	1,000	(1)	0

						$(3)	$0

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	$101.422	07/07/2021	200	$(1)	$0

Total Written Options					$(173)	$(79)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
BPS	Brazil Government International Bond	(1.000)%	Quarterly	12/20/2025	1.511%	$	300	$14	$(7)	$7	$0
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.031		500	(18)	13	0	(5)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.086		400	(10)	3	0	(7)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.115		200	(4)	0	0	(4)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.031		400	(14)	10	0	(4)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.086		500	(13)	4	0	(9)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.031		100	(3)	2	0	(1)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.115		300	(6)	1	0	(5)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.031		400	(14)	10	0	(4)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.086		200	(5)	1	0	(4)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.086		200	(5)	1	0	(4)

								$(78)	$38	$7	$(47)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(4)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
BRC	Italy Government International Bond	1.000%	Quarterly	06/20/2025	0.601%	$	200	$(5)	$8	$3	$0

CBK	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2026	0.544		400	9	0	9	0

MYC	Emirate of Abu Dhabi Government International Bond	1.000	Quarterly	06/20/2026	0.388		200	5	1	6	0

								$9	$9	$18	$0

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	27

Schedule of Investments	PIMCO Global Core Bond (Hedged) Portfolio	(Cont.)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(8)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
AZD	Floating rate equal to 3-Month AUD-LIBOR plus 0.290% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/04/2031	AUD 700	$527	$3	$(7)	$0	$(4)

CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029	800	552	0	50	50	0

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029	700	483	(2)	46	44	0

							$1	$89	$94	$(4)

Total Swap Agreements							$(68)	$136	$119	$(51)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
AZD	$0	$0	$0	$0	$0	$0	$(4)	$(4)	$(4)	$0	$(4)
BOA	14	2	0	16	(9)	(4)	0	(13)	3	0	3
BPS	148	30	7	185	(7)	(29)	(12)	(48)	137	0	137
BRC	10	0	3	13	0	(3)	(17)	(20)	(7)	0	(7)
CBK	70	0	59	129	(18)	0	(1)	(19)	110	0	110
DUB	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
FAR	0	1	0	1	0	0	0	0	1	0	1
FBF	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
GLM	188	9	44	241	(11)	(17)	0	(28)	213	0	213
GST	0	0	0	0	0	(1)	(9)	(10)	(10)	0	(10)
HUS	102	0	0	102	(5)	0	(4)	(9)	93	0	93
JPM	9	0	0	9	(17)	(1)	(4)	(22)	(13)	0	(13)
MYC	0	0	6	6	0	(7)	0	(7)	(1)	0	(1)
MYI	13	0	0	13	(32)	0	0	(32)	(19)	0	(19)
NGF	0	7	0	7	0	0	0	0	7	0	7
RYL	0	0	0	0	0	(14)	0	(14)	(14)	0	(14)
SCX	379	0	0	379	(5)	0	0	(5)	374	(290)	84
SOG	22	0	0	22	(14)	0	0	(14)	8	0	8
SSB	5	0	0	5	(1)	0	0	(1)	4	0	4
TOR	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
UAG	4	0	0	4	0	0	0	0	4	0	4

Total Over the Counter	$964	$49	$119	$1,132	$(120)	$(79)	$(51)	$(250)

(1)	Notional Amount represents the number of contracts.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

(6)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(7)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$106	$106
Swap Agreements	0	2	0	0	69	71

	$0	$2	$0	$0	$175	$177

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$964	$0	$964
Purchased Options	0	0	0	0	49	49
Swap Agreements	0	25	0	94	0	119

	$0	$25	$0	$1,058	$49	$1,132

	$0	$27	$0	$1,058	$224	$1,309

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$40	$40
Swap Agreements	0	0	0	0	72	72

	$0	$0	$0	$0	$112	$112

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$120	$0	$120
Written Options	0	6	0	6	67	79
Swap Agreements	0	47	0	4	0	51

	$0	$53	$0	$130	$67	$250

	$0	$53	$0	$130	$179	$362

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$3	$3
Written Options	0	0	0	0	7	7
Futures	0	0	0	0	(197)	(197)
Swap Agreements	0	(90)	0	0	(152)	(242)

	$0	$(90)	$0	$0	$(339)	$(429)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(468)	$0	$(468)
Purchased Options	0	0	0	0	43	43
Written Options	0	29	0	21	52	102
Swap Agreements	0	(11)	0	0	0	(11)

	$0	$18	$0	$(447)	$95	$(334)

	$0	$(72)	$0	$(447)	$(244)	$(763)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	29

Schedule of Investments	PIMCO Global Core Bond (Hedged) Portfolio	(Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(3)	$(3)
Futures	0	0	0	0	165	165
Swap Agreements	0	77	0	0	(22)	55

	$0	$77	$0	$0	$140	$217

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,448	$0	$1,448
Purchased Options	0	0	0	0	43	43
Written Options	0	0	0	(3)	(9)	(12)
Swap Agreements	0	8	0	(54)	0	(46)

	$0	$8	$0	$1,391	$34	$1,433

	$0	$85	$0	$1,391	$174	$1,650

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$32	$0	$32
Australia
Corporate Bonds & Notes	0	435	0	435
Sovereign Issues	0	1,890	0	1,890
Brazil
Corporate Bonds & Notes	0	1	0	1
Canada
Corporate Bonds & Notes	0	219	0	219
Non-Agency Mortgage-Backed Securities	0	56	0	56
Sovereign Issues	0	212	0	212
Cayman Islands
Asset-Backed Securities	0	4,286	0	4,286
Corporate Bonds & Notes	0	903	0	903
Non-Agency Mortgage-Backed Securities	0	236	0	236
China
Sovereign Issues	0	12,238	0	12,238
Denmark
Corporate Bonds & Notes	0	4,886	0	4,886
France
Corporate Bonds & Notes	0	1,188	0	1,188
Sovereign Issues	0	2,625	0	2,625
Germany
Corporate Bonds & Notes	0	3,165	0	3,165
Ireland
Asset-Backed Securities	0	1,595	0	1,595
Corporate Bonds & Notes	0	200	0	200
Israel
Sovereign Issues	0	1,760	0	1,760
Italy
Corporate Bonds & Notes	0	1,679	0	1,679
Sovereign Issues	0	1,811	0	1,811
Japan
Corporate Bonds & Notes	0	1,824	0	1,824
Sovereign Issues	0	8,073	0	8,073
Kuwait
Sovereign Issues	0	782	0	782
Lithuania
Sovereign Issues	0	127	0	127
Luxembourg
Corporate Bonds & Notes	0	238	0	238
Malaysia
Corporate Bonds & Notes	0	504	0	504
Sovereign Issues	0	153	0	153

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Mexico
Corporate Bonds & Notes	$0	$177	$0	$177
Multinational
Corporate Bonds & Notes	0	215	0	215
Netherlands
Asset-Backed Securities	0	1,190	0	1,190
Corporate Bonds & Notes	0	1,141	0	1,141
Non-Agency Mortgage-Backed Securities	0	2,122	0	2,122
Preferred Securities	0	84	0	84
New Zealand
Sovereign Issues	0	136	0	136
Peru
Sovereign Issues	0	1,047	0	1,047
Qatar
Corporate Bonds & Notes	399	0	0	399
Sovereign Issues	0	2,254	0	2,254
Romania
Sovereign Issues	0	355	0	355
Russia
Sovereign Issues	0	86	0	86
Saudi Arabia
Sovereign Issues	0	2,336	0	2,336
Serbia
Sovereign Issues	0	116	0	116
Singapore
Corporate Bonds & Notes	0	305	0	305
South Korea
Sovereign Issues	0	1,830	0	1,830
Spain
Corporate Bonds & Notes	0	491	0	491
Preferred Securities	0	240	0	240
Sovereign Issues	0	2,445	0	2,445
Supranational
Corporate Bonds & Notes	0	238	0	238
Switzerland
Corporate Bonds & Notes	0	1,650	0	1,650
United Arab Emirates
Sovereign Issues	0	449	0	449
United Kingdom
Corporate Bonds & Notes	0	9,673	0	9,673
Non-Agency Mortgage-Backed Securities	0	5,038	0	5,038
Preferred Securities	0	65	0	65
Sovereign Issues	0	273	0	273

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
United States
Asset-Backed Securities	$0	$4,864	$0	$4,864
Corporate Bonds & Notes	0	8,839	0	8,839
Loan Participations and Assignments	0	75	0	75
Non-Agency Mortgage-Backed Securities	611	3,324	0	3,935
Preferred Securities	0	849	0	849
U.S. Government Agencies	0	22,683	0	22,683
U.S. Treasury Obligations	0	8,122	0	8,122
Short-Term Instruments
Argentina Treasury Bills	0	28	0	28
Israel Treasury Bills	0	1,135	0	1,135
Japan Treasury Bills	0	7,023	0	7,023

	$1,010	$142,016	$0	$143,026

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$20,102	$0	$0	$20,102

Total Investments	$21,112	$142,016	$0	$163,128

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(486)	$0	$(486)
United States
U.S. Government Agencies	0	(4,723)	0	(4,723)

	$0	$(5,209)	$0	$(5,209)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	51	126	0	177
Over the counter	0	1,132	0	1,132

	$51	$1,258	$0	$1,309

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(40)	(72)	0	(112)
Over the counter	(2)	(248)	0	(250)

	$(42)	$(320)	$0	$(362)

Total Financial Derivative Instruments	$9	$938	$0	$947

Totals	$21,121	$137,745	$0	$158,866

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	31

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Administrative Class shares of the PIMCO Global Core Bond (Hedged) Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an

SEMIANNUAL REPORT	|	JUNE 30, 2021	33

Notes to Financial Statements	(Cont.)

eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

SEMIANNUAL REPORT	|	JUNE 30, 2021	35

Notes to Financial Statements	(Cont.)

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial

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derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank

Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2021 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$685	$3	$0	$0	$0	$688	$3	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$711	$50,901	$(32,200)	$0	$2	$19,414	$2	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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Notes to Financial Statements	(Cont.)

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with

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the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve

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Notes to Financial Statements	(Cont.)

time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at March 31, 2018, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Portfolios to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Portfolio’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolios and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the

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Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(b) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended June 30, 2021, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

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Notes to Financial Statements	(Cont.)

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the

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proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The

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Notes to Financial Statements	(Cont.)

manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

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Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Small Portfolio Risk  is the risk that a smaller Portfolio may not achieve investment or trading efficiencies. Additionally, a smaller Portfolio may be more adversely affected by large purchases or redemptions of Portfolio shares.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security

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Notes to Financial Statements	(Cont.)

that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty, resides with the Portfolio’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

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Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Portfolio rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Portfolio’s investments or the Investment Manager’s operations and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses

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Notes to Financial Statements	(Cont.)

incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of

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forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such postings. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset

Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class		Administrative Class	Advisor Class
0.25%	0.31%	*	0.31%	0.31%	*

*	This particular share class has been registered with the SEC, but has not yet launched

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

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Notes to Financial Statements	(Cont.)

	Distribution Fee		Servicing Fee

Administrative Class	—		0.15%

Advisor Class	0.25%	*	—

*	This particular share class has been registered with the SEC, but has not yet launched.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through May 1, 2022, to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2021, there were no recoverable amounts.

On December 4, 2020, the SEC granted an order approving the substitutions of shares of certain mutual funds offered as investment options to certain variable annuity and variable life insurance contracts issued by the insurance company requesting such order with shares of certain other mutual funds, including the Portfolio. As a condition of this order, the SEC required that PIMCO enter into a written contract with the Portfolio to limit expenses as required by the order. Accordingly, pursuant to a Fund Substitution Expense Limitation Agreement dated April 21, 2021, PIMCO has agreed to waive, reduce or reimburse, for the Portfolio, all or any portion of fees by an amount sufficient to reduce the Administrative Class’s annualized expenses to 0.99%. This Expense Limitation Agreement will expire on June 20, 2023. The waiver will be, if applicable, reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2021, no amounts were waived or reimbursed under this Expense Limitation Agreement.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

50	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$247,698	$269,038	$37,165	$17,470

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2021 (Unaudited)		Year Ended 12/31/2020

	Shares	Amount	Shares	Amount

Receipts for shares sold

Administrative Class	5,881	$57,532	797	$7,923
Issued as reinvestment of distributions

Administrative Class	219	2,149	577	5,631
Cost of shares redeemed

Administrative Class	(728)	(7,227)	(2,082)	(20,597)

Net increase (decrease) resulting from Portfolio share transactions	5,372	$52,454	(708)	$(7,043)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2021, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 88% of the Portfolio and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2021, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which

SEMIANNUAL REPORT	|	JUNE 30, 2021	51

Notes to Financial Statements	(Cont.)	June 30, 2021	(Unaudited)

can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2020, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$155,086	$6,753	$(2,915)	$3,838

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

52	PIMCO VARIABLE INSURANCE TRUST

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	NGF	Nomura Global Financial Products, Inc.

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RYL	NatWest Markets Plc

BPS	BNP Paribas S.A.	GRE	NatWest Markets Securities Inc.	SCX	Standard Chartered Bank, London

BRC	Barclays Bank PLC	GST	Goldman Sachs International	SOG	Societe Generale Paris

BSN	The Bank of Nova Scotia - Toronto	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	TDM	TD Securities (USA) LLC

DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC	TOR	The Toronto-Dominion Bank

FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	MYR	Malaysian Ringgit

AUD	Australian Dollar	GBP	British Pound	NOK	Norwegian Krone

BRL	Brazilian Real	HKD	Hong Kong Dollar	NZD	New Zealand Dollar

CAD	Canadian Dollar	IDR	Indonesian Rupiah	PEN	Peruvian New Sol

CHF	Swiss Franc	ILS	Israeli Shekel	RUB	Russian Ruble

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	SEK	Swedish Krona

CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	USD (or $)	United States Dollar

CZK	Czech Koruna	MXN	Mexican Peso	ZAR	South African Rand

DKK	Danish Krone

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	EUR003M	3 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate

BP0003M	3 Month GBP-LIBOR	LIBOR03M	3 Month USD-LIBOR	UKRPI	United Kingdom Retail Prices Index

CDX.HY	Credit Derivatives Index - High Yield	MAKA5DAY	Israel Gilon 5 Day	US0003M	ICE 3-Month USD LIBOR

CDX.IG	Credit Derivatives Index - Investment Grade	SOFRRATE	Secured Overnight Financing Rate

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	OIS	Overnight Index Swap

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind

BBR	Bank Bill Rate	JIBAR	Johannesburg Interbank Agreed Rate	PRIBOR	Prague Interbank Offered Rate

BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBA	To-Be-Announced

CDI	Brazil Interbank Deposit Rate	NIBOR	Norwegian Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor

SEMIANNUAL REPORT	|	JUNE 30, 2021	53

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month period ended June 30, 2021.

54	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT07SAR_063021

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2021

PIMCO Global Diversified Allocation Portfolio

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2021. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic (“COVID-19”). Looking back, fourth quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was 4.3%. The economy gained momentum during the first quarter of 2021 as GDP growth in the U.S. was 6.3%. Finally, the Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was 6.5%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion a month of Treasury securities and $40 billion a month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed pushed forward its forecast for the first rate hikes. The central bank now expects two interest rate increases by the end of 2023, compared to 2024 in its March 2021 update. In addition, while Fed Chair Jerome Powell said it would begin discussing a scaling back of bond purchases, he maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” He also said that any discussion of raising rates was “highly premature.”

Economies outside the U.S. also continued to be impacted by COVID-19. In its April 2021 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.4% in 2021, compared to a 3.5% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low. It also continued to purchase bonds and, in June 2021, vowed to increase its purchases at a significantly higher pace than earlier in the year. Finally, in July 2021, after the reporting period ended, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium term, versus its previous target for inflation that was below but close to 2%. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond buying program. In June 2021, the central bank said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19-relief program by at least six months.

Both short- and long-term U.S. Treasury yields moved higher, albeit from very low levels, during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.45% at the end of the reporting period, versus 0.93% on December 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -2.02%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -1.04%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced mixed returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.65%, whereas

2	PIMCO VARIABLE INSURANCE TRUST

emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -1.00%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -3.38%.

Despite periods of volatility, global equities produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.25%, fueled, in our view, by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 13.05%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 7.45%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 5.74% and European equities, as represented by the MSCI Europe Index, returned 15.35%.

Commodity prices were volatile but generally produced positive results. When the reporting period began, Brent crude oil was approximately $51 a barrel, but ended the reporting period at roughly $75 a barrel. We believe oil prices rallied as producers reduced their output and then demand increased as global growth improved. Elsewhere, copper prices moved sharply higher, whereas gold prices declined.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar strengthened against several other major currencies. For example, the U.S. dollar returned 2.93% and 7.07% versus the euro and Japanese yen, respectively. However, the U.S. dollar returned -1.18% versus the British pound.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JUNE 30, 2021	3

Important Information About the PIMCO Global Diversified Allocation Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Diversified Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the Act or exemptive relief therefrom. The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio (and/or Underlying PIMCO Funds or Acquired Funds, as applicable) are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

4	PIMCO VARIABLE INSURANCE TRUST

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

The Portfolio may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Diversified Allocation Portfolio	04/30/12	04/30/12	04/30/13	Diversified

SEMIANNUAL REPORT	|	JUNE 30, 2021	5

Important Information About the PIMCO Global Diversified Allocation Portfolio (Cont.)

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at

www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolio is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolio is uncertain at this time.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Diversified Allocation Portfolio

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Top 10 Holdings

as of June 30, 2021†§

PIMCO Total Return Fund IV	15.8%

PIMCO Short-Term Fund	15.7%

PIMCO StocksPLUS® International Fund (Unhedged)	10.4%

PIMCO Real Return Fund	5.4%

PIMCO Income Fund	5.3%

PIMCO Investment Grade Credit Bond Fund	5.3%

PIMCO RAE PLUS Small Fund	5.3%

PIMCO StocksPLUS® Fund	5.2%

PIMCO RAE PLUS EMG Fund	5.2%

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	5.2%
†	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended June 30, 2021

	6 Months*	1 Year	5 Years	Inception≈
PIMCO Global Diversified Allocation Portfolio Administrative Class	7.35%	19.66%	8.93%	6.37%
PIMCO Global Diversified Allocation Portfolio Advisor Class	7.36%	19.58%	8.82%	6.11%
60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index±	7.01%	22.10%	10.26%	8.44%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/2012.

± 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index. The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 1.57% for Administrative Class shares, and 1.67% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Diversified Allocation Portfolio seeks to maximize risk-adjusted total return relative to a blend of 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index by investing in a combination of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except other funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, “Acquired Funds”) and/or direct investments and utilizing hedging techniques to manage downside risks and total portfolio volatility. The Portfolio will invest under normal circumstances in a combination of affiliated funds registered under the Investment Company Act of 1940, as amended (the “Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to equities contributed to absolute performance, as underlying PIMCO equity funds and S&P futures posted positive returns.

»	Active management contributed to relative performance, as some of the Underlying PIMCO Funds outperformed their respective benchmarks.

»	Within the Portfolio’s equity allocation, value and small cap equities contributed to relative performance, as these underlying PIMCO Funds outperformed the MSCI World Index.

»

The Portfolio’s volatility management strategy, implemented using S&P 500 futures, detracted from relative performance due to an underweight exposure to equities for most of the reporting period, while the S&P 500 Index posted positive returns during a majority of the reporting period.

»	Put options on the S&P 500 Index, used for tail risk hedging, detracted from performance, as the S&P 500 posted positive returns.

»	Exposure to fixed income detracted from absolute performance, as underlying PIMCO fixed income funds posted negative returns.

SEMIANNUAL REPORT	|	JUNE 30, 2021	7

Expense Example PIMCO Global Diversified Allocation Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2021 to June 30, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Administrative Class	$1,000.00	$1,073.50	$2.38	$1,000.00	$1,022.09	$2.32	0.47%
Advisor Class	1,000.00	1,073.60	2.88	1,000.00	1,021.65	2.81	0.57

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 178/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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SEMIANNUAL REPORT	|	JUNE 30, 2021	9

Financial Highlights	PIMCO Global Diversified Allocation Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Administrative Class

01/01/2021 - 06/30/2021+	$10.62	$0.38	$0.39	$0.77	$(0.37)	$0.00	$0.00	$(0.37)

12/31/2020	11.36	0.30	0.05	0.35	(0.33)	(0.76)	0.00	(1.09)

12/31/2019	9.58	0.32	1.75	2.07	(0.29)	0.00	0.00	(0.29)

12/31/2018	10.97	0.27	(1.23)	(0.96)	(0.21)	(0.22)	0.00	(0.43)

12/31/2017	9.66	0.29	1.33	1.62	(0.31)	0.00	0.00	(0.31)

12/31/2016	9.13	0.16	0.55	0.71	(0.15)	(0.02)	(0.01)	(0.18)
Advisor Class

01/01/2021 - 06/30/2021+	10.55	0.37	0.40	0.77	(0.37)	0.00	0.00	(0.37)

12/31/2020	11.30	0.29	0.04	0.33	(0.32)	(0.76)	0.00	(1.08)

12/31/2019	9.53	0.32	1.73	2.05	(0.28)	0.00	0.00	(0.28)

12/31/2018	10.92	0.27	(1.24)	(0.97)	(0.20)	(0.22)	0.00	(0.42)

12/31/2017	9.61	0.29	1.32	1.61	(0.30)	0.00	0.00	(0.30)

12/31/2016	9.09	0.15	0.54	0.69	(0.14)	(0.02)	(0.01)	(0.17)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organization expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which a Portfolio may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses(d)		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.02	7.35%	$11	0.47	%*	1.00	%*	0.47	%*	1.00	%*	7.14	%*	6%

10.62	4.15	757,485	0.47		1.00		0.47		1.00		2.85		23

11.36	21.71	808,461	0.47		1.00		0.47		1.00		3.00		19

9.58	(8.94)	752,593	0.47		1.00		0.47		1.00		2.53		16

10.97	16.87	838,361	0.47		1.00		0.47		1.00		2.83		2

9.66	7.81	645,013	0.46		1.00		0.46		1.00		1.77		22

10.95	7.36	227,200	0.57	*	1.10	*	0.57	*	1.10	*	7.08	*	6

10.55	3.99	218,035	0.57		1.10		0.57		1.10		2.76		23

11.30	21.61	218,006	0.57		1.10		0.57		1.10		2.97		19

9.53	(9.06)	163,649	0.57		1.10		0.57		1.10		2.49		16

10.92	16.86	151,288	0.57		1.10		0.57		1.10		2.77		2

9.61	7.64	109,396	0.56		1.10		0.56		1.10		1.67		22

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	11

Statement of Assets and Liabilities	PIMCO Global Diversified Allocation Portfolio	June 30, 2021 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in Affiliates	$216,921
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,323
Cash	498
Deposits with counterparty	4,914
Receivable for investments in Affiliates sold	3,040
Receivable for Portfolio shares sold	3
Dividends receivable from Affiliates	1,045
Reimbursement receivable from PIMCO	397
Total Assets	229,141

Liabilities:

Payable for investments in Affiliates purchased	$1,140
Payable for Portfolio shares redeemed	26
Accrued investment advisory fees	335
Accrued supervisory and administrative fees	298
Accrued distribution fees	47
Accrued servicing fees	84
Total Liabilities	1,930

Net Assets	$227,211

Net Assets Consist of:

Paid in capital	$141,331
Distributable earnings (accumulated loss)	85,880

Net Assets	$227,211

Net Assets:

Administrative Class	$11
Advisor Class	227,200

Shares Issued and Outstanding:

Administrative Class	1
Advisor Class	20,753

Net Asset Value Per Share Outstanding(a):

Administrative Class	$11.02
Advisor Class	10.95

Cost of investments in Affiliates	$182,029
Cost or premiums of financial derivative instruments, net	$2,166

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO Global Diversified Allocation Portfolio

Six Months Ended June 30, 2021 (Unaudited)
(Amounts in thousands†)

Investment Income:

Dividends from Investments in Affiliates	$35,716
Total Income	35,716

Expenses:

Investment advisory fees	2,109
Supervisory and administrative fees	1,875
Servicing fees - Administrative Class	541
Distribution and/or servicing fees - Advisor Class	271
Trustee fees	14
Total Expenses	4,810
Waiver and/or Reimbursement by PIMCO	(2,503)
Net Expenses	2,307

Net Investment Income (Loss)	33,409

Net Realized Gain (Loss):

Investments in Affiliates	77,482
Exchange-traded or centrally cleared financial derivative instruments	17,143

Net Realized Gain (Loss)	94,625

Net Change in Unrealized Appreciation (Depreciation):

Investments in Affiliates	(56,603)
Exchange-traded or centrally cleared financial derivative instruments	(859)

Net Change in Unrealized Appreciation (Depreciation)	(57,462)

Net Increase (Decrease) in Net Assets Resulting from Operations	$70,572

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	13

Statements of Changes in Net Assets	PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$33,409	$26,802
Net realized gain (loss)	94,625	(33,685)
Net change in unrealized appreciation (depreciation)	(57,462)	41,880

Net Increase (Decrease) in Net Assets Resulting from Operations	70,572	34,997

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Administrative Class	(25,445)	(75,595)
Advisor Class	(7,556)	(21,157)

Total Distributions(a)	(33,001)	(96,752)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(785,880)	10,808

Total Increase (Decrease) in Net Assets	(748,309)	(50,947)

Net Assets:

Beginning of period	975,520	1,026,467
End of period	$227,211	$975,520

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Global Diversified Allocation Portfolio	June 30, 2021 (Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 95.4%

MUTUAL FUNDS (a) 90.2%

PIMCO Emerging Markets Bond Fund	650,397	$6,901

PIMCO Global Advantage® Strategy Bond Fund	794,337	9,159

PIMCO Income Fund	950,831	11,496

PIMCO International Bond Fund (U.S. Dollar-Hedged)	629,880	6,847

PIMCO Investment Grade Credit Bond Fund	1,045,167	11,486

PIMCO RAE International Fund	999,602	11,226

PIMCO RAE PLUS EMG Fund	1,069,333	11,324

	SHARES	MARKET VALUE (000S)

PIMCO RAE PLUS Small Fund	990,867	$11,444

PIMCO Real Return Fund	952,646	11,660

PIMCO Short-Term Fund	3,469,486	34,070

PIMCO StocksPLUS® Fund	862,785	11,363

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	1,250,909	11,283

PIMCO StocksPLUS® International Fund (Unhedged)	3,443,172	22,484

PIMCO Total Return Fund IV	3,075,054	34,256

Total Mutual Funds (Cost $170,159)		204,999

	SHARES		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.2%

PIMCO Short-Term Floating NAV Portfolio III	1,208,975		$11,922

Total Short-Term Instruments (Cost $11,870)			11,922

Total Investments in Affiliates (Cost $182,029)			216,921

Total Investments 95.4% (Cost $182,029)		$	216,921

Financial Derivative Instruments (b) 1.1% (Cost or Premiums, net $2,166)			2,323

Other Assets and Liabilities, net 3.5%			7,967

Net Assets 100.0%		$	227,211

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	2,975.000	06/17/2022	64	$6	$354	$361
Put - CBOE S&P 500	3,425.000	06/17/2022	64	6	663	671
Put - CBOE S&P 500	3,850.000	06/17/2022	64	6	1,149	1,151

Total Purchased Options					$2,166	$2,183

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
E-mini S&P 500 Index September Futures	09/2021	425	$	91,133	$974	$140	$0

Total Futures Contracts					$974	$140	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$2,183	$140	$0	$2,323	$0	$0	$0	$0

Cash of $4,914 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	15

Schedule of Investments	PIMCO Global Diversified Allocation Portfolio	(Cont.)	June 30, 2021 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$2,183	$0	$0	$2,183
Futures	0	0	140	0	0	140

	$0	$0	$2,323	$0	$0	$2,323

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(6,872)	$0	$0	$(6,872)
Futures	0	0	24,015	0	0	24,015

	$0	$0	$17,143	$0	$0	$17,143

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$721	$0	$0	$721
Futures	0	0	(1,580)	0	0	(1,580)

	$0	$0	$(859)	$0	$0	$(859)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Affiliates, at Value
Mutual Funds	$204,999	$0	$0	$204,999
Short-Term Instruments
Central Funds Used for Cash Management Purposes	11,922	0	0	11,922

Total Investments	$216,921	$0	$0	$216,921

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$140	$2,183	$0	$2,323

Total Financial Derivative Instruments	$140	$2,183	$0	$2,323

Totals	$217,061	$2,183	$0	$219,244

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements	June 30, 2021 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Administrative Class and Advisor Class shares of the PIMCO Global Diversified Allocation Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date.

Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

SEMIANNUAL REPORT	|	JUNE 30, 2021	17

Notes to Financial Statements	(Cont.)

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/ or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of

18	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021 (Unaudited)

portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing

SEMIANNUAL REPORT	|	JUNE 30, 2021	19

Notes to Financial Statements	(Cont.)

Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the

Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value

20	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021 (Unaudited)

of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Affiliates

The Portfolio invests under normal circumstances in Acquired Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent

SEMIANNUAL REPORT	|	JUNE 30, 2021	21

Notes to Financial Statements	(Cont.)

permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2021 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Bond Fund	$29,406	$1,412	$(23,149)	$580	$(1,348)	$6,901	$614	$0

PIMCO Global Advantage® Strategy Bond Fund	39,097	1,155	(30,494)	2,033	(2,632)	9,159	423	0

PIMCO Income Fund	48,985	1,434	(38,841)	(695)	613	11,496	976	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	29,314	1,108	(22,953)	380	(1,002)	6,847	227	0

PIMCO Investment Grade Credit Bond Fund	48,970	2,553	(38,573)	1,348	(2,812)	11,486	812	0

PIMCO RAE International Fund	48,636	161	(44,200)	10,484	(3,855)	11,226	0	0

PIMCO RAE PLUS EMG Fund	48,736	8,053	(47,804)	10,085	(7,746)	11,324	8,054	0

PIMCO RAE PLUS Small Fund	48,783	10,612	(55,580)	11,436	(3,807)	11,444	10,525	0

PIMCO Real Return Fund	48,925	2,638	(39,637)	3,209	(3,475)	11,660	988	0

PIMCO Short-Term Fund	146,444	3,844	(116,183)	(20)	(15)	34,070	471	0

PIMCO Short-Term Floating NAV Portfolio III	70,650	118,780	(177,500)	95	(103)	11,922	79	0

PIMCO StocksPLUS® Fund	49,077	1,283	(44,614)	11,678	(6,061)	11,363	1,142	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	48,545	1,457	(43,928)	7,833	(2,624)	11,283	1,100	0

PIMCO StocksPLUS® International Fund (Unhedged)	96,978	9,090	(83,868)	13,751	(13,467)	22,484	9,090	0

PIMCO Total Return Fund IV	146,711	5,566	(115,037)	5,285	(8,269)	34,256	1,215	0

Totals	$949,257	$169,146	$(922,361)	$77,482	$(56,603)	$216,921	$35,716	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a

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lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended June 30, 2021, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(b) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

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Notes to Financial Statements	(Cont.)

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Allocation Risk  is the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Portfolio’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Portfolio to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the

24	PIMCO VARIABLE INSURANCE TRUST

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transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty, resides with the Portfolio’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Model Risk  is the risk that the Portfolio’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Portfolio.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Portfolio’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may

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Notes to Financial Statements	(Cont.)

be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Portfolio invested in the exchange-traded fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Portfolio rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Portfolio’s investments or the Investment Manager’s operations and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

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Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction

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Notes to Financial Statements	(Cont.)

initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Administrative Class	Advisor Class
0.45%	0.40%	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021 (Unaudited)

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through May 1, 2022, to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2021, there were no waivers.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2021, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Portfolio, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders. The Portfolio also indirectly pays its proportionate share of the Investment Advisory Fees, Supervisory and Administrative Fees and Management Fees charged by PIMCO to the Underlying PIMCO Funds and, to the extent not included among the Underlying PIMCO Funds, funds of PIMCO ETF Trust in which the Portfolio invests (collectively, “Underlying PIMCO Fund Fees”).

PIMCO has contractually agreed, through May 1, 2022, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the Underlying PIMCO Fund Fees indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken

SEMIANNUAL REPORT	|	JUNE 30, 2021	29

Notes to Financial Statements	(Cont.)

together, are greater than or equal to the Underlying PIMCO Fund Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2021, the amount was $2,502,764.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$0	$0	$50,366	$744,861

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2021 (Unaudited)		Year Ended 12/31/2020

	Shares	Amount	Shares	Amount

Receipts for shares sold

Administrative Class	1,430	$15,666	3,891	$39,934

Advisor Class	357	3,886	777	7,966
Issued as reinvestment of distributions

Administrative Class	2,327	25,445	7,714	75,595

Advisor Class	696	7,556	2,174	21,157
Cost of shares redeemed

Administrative Class	(75,109)	(827,902)	(11,393)	(117,780)

Advisor Class	(973)	(10,531)	(1,571)	(16,064)

Net increase (decrease) resulting from Portfolio share transactions	(71,272)	$(785,880)	1,592	$10,808

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021 (Unaudited)

As of June 30, 2021, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 97% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2021, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2020, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$13,559	$18,247

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$191,171	$28,907	$0	$28,907

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	|	JUNE 30, 2021	31

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Currency Abbreviations:

USD (or $)	United States Dollar

Exchange Abbreviations:

CBOE	Chicago Board Options Exchange

Index/Spread Abbreviations:

S&P 500	Standard & Poor’s 500 Index

Other Abbreviations:

TBA	To-Be-Announced

32	PIMCO VARIABLE INSURANCE TRUST

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month period ended June 30, 2021.

SEMIANNUAL REPORT	|	JUNE 30, 2021	33

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT09SAR_063021

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2021

PIMCO Global Managed Asset Allocation Portfolio

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2021. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic (“COVID-19”). Looking back, fourth quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was 4.3%. The economy gained momentum during the first quarter of 2021 as GDP growth in the U.S. was 6.3%. Finally, the Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was 6.5%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion a month of Treasury securities and $40 billion a month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed pushed forward its forecast for the first rate hikes. The central bank now expects two interest rate increases by the end of 2023, compared to 2024 in its March 2021 update. In addition, while Fed Chair Jerome Powell said it would begin discussing a scaling back of bond purchases, he maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” He also said that any discussion of raising rates was “highly premature.”

Economies outside the U.S. also continued to be impacted by COVID-19. In its April 2021 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.4% in 2021, compared to a 3.5% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low. It also continued to purchase bonds and, in June 2021, vowed to increase its purchases at a significantly higher pace than earlier in the year. Finally, in July 2021, after the reporting period ended, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium term, versus its previous target for inflation that was below but close to 2%. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond buying program. In June 2021, the central bank said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19-relief program by at least six months.

Both short- and long-term U.S. Treasury yields moved higher, albeit from very low levels, during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.45% at the end of the reporting period, versus 0.93% on December 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -2.02%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -1.04%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced mixed returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.65%, whereas

2	PIMCO VARIABLE INSURANCE TRUST

emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -1.00%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -3.38%.

Despite periods of volatility, global equities produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.25%, fueled, in our view, by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 13.05%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 7.45%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 5.74% and European equities, as represented by the MSCI Europe Index, returned 15.35%.

Commodity prices were volatile but generally produced positive results. When the reporting period began, Brent crude oil was approximately $51 a barrel, but ended the reporting period at roughly $75 a barrel. We believe oil prices rallied as producers reduced their output and then demand increased as global growth improved. Elsewhere, copper prices moved sharply higher, whereas gold prices declined.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar strengthened against several other major currencies. For example, the U.S. dollar returned 2.93% and 7.07% versus the euro and Japanese yen, respectively. However, the U.S. dollar returned -1.18% versus the British pound.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JUNE 30, 2021	3

Important Information About the PIMCO Global Managed Asset Allocation Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Managed Asset Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the Act or exemptive relief therefrom. The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio (and/or Underlying PIMCO Funds or Acquired Funds, as applicable) are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

4	PIMCO VARIABLE INSURANCE TRUST

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark

Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Managed Asset Allocation Portfolio	04/15/09	04/30/12	04/15/09	04/15/09	Diversified

SEMIANNUAL REPORT	|	JUNE 30, 2021	5

Important Information About the PIMCO Global Managed Asset Allocation Portfolio	(Cont.)

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The

Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolio is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC

6	PIMCO VARIABLE INSURANCE TRUST

noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolio is uncertain at this time.

SEMIANNUAL REPORT	|	JUNE 30, 2021	7

PIMCO Global Managed Asset Allocation Portfolio (Consolidated)

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown

as of June 30, 2021†§

Short-Term Instruments‡	32.8%

Mutual Funds	31.3%

Corporate Bonds & Notes	13.7%

Sovereign Issues	7.2%

Common Stocks	4.7%

Asset-Backed Securities	4.1%

U.S. Treasury Obligations	3.6%

Non-Agency Mortgage-Backed Securities	1.9%

Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Global Managed Asset Allocation Portfolio Institutional Class	7.44%	26.14%	10.80%	—	5.71%
PIMCO Global Managed Asset Allocation Portfolio Administrative Class	7.37%	25.96%	10.64%	4.97%	6.89%
PIMCO Global Managed Asset Allocation Portfolio Advisor Class	7.29%	25.80%	10.53%	4.86%	6.78%
60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index±	7.01%	22.10%	10.26%	7.96%	9.59%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/15/2009.

± 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index. The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 1.19% for Institutional Class shares, 1.34% for Administrative class shares, and 1.44% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Managed Asset Allocation Portfolio seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index. PIMCO uses a three-step approach in seeking to achieve the Portfolio’s investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage risks. PIMCO evaluates these three steps and uses varying combinations of Acquired Funds and/or direct investments to implement them within the Portfolio. The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to securitized fixed income, particularly to non-Agency mortgage-backed securities, contributed to relative performance as these securities prices generally increased.

»	Overweight exposure to U.S. equities contributed to relative performance, as equities generally posted positive returns.

»	Overweight exposure to high yield contributed to relative performance, as high yield spreads tightened in 2021.

»	Overweight exposure to U.S. duration, specifically in the middle and long end of the U.S. yield curve, detracted from relative performance as yields generally rose over the first half of 2021.

»

Overweight exposure to non-U.S. dollar developed currencies, specifically the Japanese yen, Swedish krona, and New Zealand dollar, detracted from relative performance, as these currencies depreciated against the U.S. dollar.

»	Overweight exposure to emerging market duration, specifically Colombian and Chilean rates, detracted from relative performance as the yield curve rose.

8	PIMCO VARIABLE INSURANCE TRUST

Expense Example	PIMCO Global Managed Asset Allocation Portfolio (Consolidated)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2021 to June 30, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,074.40	$3.95	$1,000.00	$1,020.58	$3.84	0.78%
Administrative Class	1,000.00	1,073.70	4.70	1,000.00	1,019.85	4.58	0.93
Advisor Class	1,000.00	1,072.90	5.21	1,000.00	1,019.36	5.07	1.03

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 178/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	|	JUNE 30, 2021	9

Financial Highlights	PIMCO Global Managed Asset Allocation Portfolio (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

01/01/2021 - 06/30/2021+	$13.15	$0.09	$0.89	$0.98	$(0.29)	$(1.49)	$0.00	$(1.78)

12/31/2020	12.53	0.13	1.72	1.85	(0.99)	(0.24)	0.00	(1.23)

12/31/2019	10.94	0.29	1.58	1.87	(0.28)	0.00	0.00	(0.28)

12/31/2018	12.83	0.31	(0.97)	(0.66)	(0.23)	(1.00)	0.00	(1.23)

12/31/2017	11.50	0.27	1.36	1.63	(0.30)	0.00	0.00	(0.30)

12/31/2016	11.33	0.26	0.21	0.47	0.00	0.00	(0.30)	(0.30)
Administrative Class

01/01/2021 - 06/30/2021+	13.15	0.08	0.89	0.97	(0.28)	(1.49)	0.00	(1.77)

12/31/2020	12.53	0.12	1.72	1.84	(0.98)	(0.24)	0.00	(1.22)

12/31/2019	10.94	0.26	1.59	1.85	(0.26)	0.00	0.00	(0.26)

12/31/2018	12.83	0.29	(0.97)	(0.68)	(0.21)	(1.00)	0.00	(1.21)

12/31/2017	11.50	0.25	1.36	1.61	(0.28)	0.00	0.00	(0.28)

12/31/2016	11.33	0.24	0.21	0.45	0.00	0.00	(0.28)	(0.28)
Advisor Class

01/01/2021 - 06/30/2021+	13.22	0.07	0.89	0.96	(0.27)	(1.49)	0.00	(1.76)

12/31/2020	12.60	0.10	1.72	1.82	(0.96)	(0.24)	0.00	(1.20)

12/31/2019	10.99	0.25	1.61	1.86	(0.25)	0.00	0.00	(0.25)

12/31/2018	12.89	0.28	(0.98)	(0.70)	(0.20)	(1.00)	0.00	(1.20)

12/31/2017	11.55	0.23	1.37	1.60	(0.26)	0.00	0.00	(0.26)

12/31/2016	11.38	0.23	0.21	0.44	0.00	0.00	(0.27)	(0.27)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organization expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which a Portfolio may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.35	7.44%	$1,295	0.78	%*	1.00	%*	0.77	%*	0.99	%*	1.40	%*	31%

13.15	17.01	1,166	0.82		1.02		0.80		1.00		1.06		360

12.53	17.23	1,972	0.88		1.04		0.83		0.99		2.41		694

10.94	(5.32)	1,687	0.90		1.05		0.84		0.99		2.46		693

12.83	14.24	1,789	0.88		1.03		0.84		0.99		2.20		381

11.50	4.20	1,571	0.82		1.01		0.79		0.98		2.31		412

12.35	7.37	2,664	0.93	*	1.15	*	0.92	*	1.14	*	1.21	*	31

13.15	16.83	148,037	0.97		1.17		0.95		1.15		0.96		360

12.53	17.06	150,211	1.03		1.19		0.98		1.14		2.22		694

10.94	(5.46)	151,493	1.05		1.20		0.99		1.14		2.28		693

12.83	14.08	190,344	1.03		1.18		0.99		1.14		2.01		381

11.50	4.04	191,628	0.97		1.16		0.94		1.13		2.16		412

12.42	7.29	448,485	1.03	*	1.25	*	1.02	*	1.24	*	1.15	*	31

13.22	16.62	447,404	1.07		1.27		1.05		1.25		0.86		360

12.60	17.05	440,736	1.13		1.29		1.08		1.24		2.12		694

10.99	(5.61)	436,873	1.15		1.30		1.09		1.24		2.18		693

12.89	13.99	549,934	1.13		1.28		1.09		1.24		1.90		381

11.55	3.92	569,112	1.07		1.26		1.04		1.23		2.07		412

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	11

Consolidated Statement of Assets and Liabilities PIMCO Global Managed Asset Allocation Portfolio	June 30, 2021 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$229,414
Investments in Affiliates	209,608
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,236
Over the counter	3,604
Cash	495
Deposits with counterparty	22,243
Foreign currency, at value	5,480
Receivable for investments sold	4,683
Receivable for investments sold on a delayed-delivery basis	299
Receivable for TBA investments sold	10,161
Interest and/or dividends receivable	1,084
Dividends receivable from Affiliates	493
Reimbursement receivable from PIMCO	99
Total Assets	488,899

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$22,863
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,146
Over the counter	5,111
Payable for investments purchased	3,494
Payable for investments in Affiliates purchased	505
Payable for investments purchased on a delayed-delivery basis	697
Payable for TBA investments purchased	309
Deposits from counterparty	1,651
Payable for Portfolio shares redeemed	126
Accrued investment advisory fees	420
Accrued supervisory and administrative fees	29
Accrued distribution fees	92
Accrued servicing fees	12
Total Liabilities	36,455

Net Assets	$452,444

Net Assets Consist of:

Paid in capital	$407,128
Distributable earnings (accumulated loss)	45,316

Net Assets	$452,444

Net Assets:

Institutional Class	$1,295
Administrative Class	2,664
Advisor Class	448,485

Shares Issued and Outstanding:

Institutional Class	105
Administrative Class	216
Advisor Class	36,098

Net Asset Value Per Share Outstanding(a):

Institutional Class	$12.35
Administrative Class	12.35
Advisor Class	12.42

Cost of investments in securities	$227,624
Cost of investments in Affiliates	$206,159
Cost of foreign currency held	$5,502
Proceeds received on short sales	$22,808
Cost or premiums of financial derivative instruments, net	$3,522

* Includes repurchase agreements of:	$8,222

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations	PIMCO Global Managed Asset Allocation Portfolio

Six Months Ended June 30, 2021 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$2,996
Dividends, net of foreign taxes*	60
Dividends from Investments in Affiliates	3,202
Total Income	6,258

Expenses:

Investment advisory fees	2,679
Supervisory and administrative fees	185
Servicing fees - Administrative Class	101
Distribution and/or servicing fees - Advisor Class	546
Trustee fees	8
Interest expense	27
Total Expenses	3,546
Waiver and/or Reimbursement by PIMCO	(619)
Net Expenses	2,927

Net Investment Income (Loss)	3,331

Net Realized Gain (Loss):

Investments in securities	571
Investments in Affiliates	863
Exchange-traded or centrally cleared financial derivative instruments	48,877
Over the counter financial derivative instruments	6,615
Short sales	(90)
Foreign currency	(947)

Net Realized Gain (Loss)	55,889

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(4,700)
Investments in Affiliates	(3,417)
Exchange-traded or centrally cleared financial derivative instruments	(6,729)
Over the counter financial derivative instruments	(4,563)
Short sales	14
Foreign currency assets and liabilities	327

Net Change in Unrealized Appreciation (Depreciation)	(19,068)

Net Increase (Decrease) in Net Assets Resulting from Operations	$40,152

* Foreign tax withholdings - Dividends	$5

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	13

Consolidated Statements of Changes in Net Assets	PIMCO Global Managed Asset Allocation Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$3,331	$5,033
Net realized gain (loss)	55,889	70,458
Net change in unrealized appreciation (depreciation)	(19,068)	14,816

Net Increase (Decrease) in Net Assets Resulting from Operations	40,152	90,307

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(163)	(193)
Administrative Class	(18,618)	(14,053)
Advisor Class	(57,220)	(42,006)

Total Distributions(a)	(76,001)	(56,252)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(108,314)	(30,367)

Total Increase (Decrease) in Net Assets	(144,163)	3,688

Net Assets:

Beginning of period	596,607	592,919
End of period	$452,444	$596,607

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments	PIMCO Global Managed Asset Allocation Portfolio	June 30, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 50.7%

CORPORATE BONDS & NOTES 13.3%

BANKING & FINANCE 7.3%

Aircastle Ltd.
2.850% due 01/26/2028		$1,200	$1,207

Ally Financial, Inc.
8.000% due 11/01/2031		800	1,151

Aviation Capital Group LLC
5.500% due 12/15/2024		500	566

Deutsche Bank AG
4.250% due 10/14/2021		3,400	3,437

FCE Bank PLC
0.869% due 09/13/2021	EUR	600	712

Ford Motor Credit Co. LLC
5.125% due 06/16/2025		$1,200	1,323

Globalworth Real Estate Investments Ltd.
3.000% due 03/29/2025	EUR	1,600	2,041

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	27,212	4,181

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024		$1,200	1,135

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029		700	713

Natwest Group PLC
1.697% (US0003M + 1.550%) due 06/25/2024 ~		700	716
4.519% due 06/25/2024 •		400	430

New Metro Global Ltd.
6.500% due 05/20/2022		800	816

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	22,099	3,399

Nykredit Realkredit A/S
1.000% due 10/01/2050		34,306	5,271

Starwood Property Trust, Inc.
5.500% due 11/01/2023		$400	419

Sunac China Holdings Ltd.
8.350% due 04/19/2023		800	830

UniCredit SpA
7.830% due 12/04/2023		3,050	3,536

Ursa Re Ltd.
3.791% (T-BILL 3MO + 3.750%) due 12/07/2027 ~		1,100	1,143

			33,026

INDUSTRIALS 5.4%

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029		769	852

American Airlines Pass-Through Trust
3.350% due 04/15/2031		84	85
3.700% due 04/01/2028		325	332

American Airlines, Inc.
5.750% due 04/20/2029		100	108

Berry Global, Inc.
4.875% due 07/15/2026		6,295	6,669

BOC Aviation USA Corp.
1.625% due 04/29/2024		300	303

BRF GmbH
4.350% due 09/29/2026		1,100	1,160

Broadcom, Inc.
3.459% due 09/15/2026		208	227

Caesars Entertainment, Inc.
6.250% due 07/01/2025		400	424

Caesars Resort Collection LLC
5.750% due 07/01/2025		400	422

DAE Funding LLC
1.625% due 02/15/2024		1,000	1,016

Delta Air Lines, Inc.
2.900% due 10/28/2024		400	407

Energy Transfer LP
3.750% due 05/15/2030		1,100	1,196

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Expedia Group, Inc.
6.250% due 05/01/2025		$72	$84

Gazprom OAO Via Gaz Capital S.A.
4.950% due 03/23/2027		1,400	1,567

Hilton Domestic Operating Co., Inc.
3.750% due 05/01/2029		600	607
4.000% due 05/01/2031		600	606

Marriott International, Inc.
4.625% due 06/15/2030		200	231

NCL Corp. Ltd.
10.250% due 02/01/2026		1,100	1,281

Nissan Motor Co. Ltd.
4.810% due 09/17/2030		900	1,017

RCS & RDS S.A.
3.250% due 02/05/2028	EUR	1,200	1,431

Reynolds Group Issuer, Inc.
4.000% due 10/15/2027		$1,200	1,193

Rolls-Royce PLC
5.750% due 10/15/2027	GBP	900	1,366

Royal Caribbean Cruises Ltd.
9.125% due 06/15/2023		$40	44

United Airlines Pass-Through Trust
2.900% due 11/01/2029		191	191
3.100% due 01/07/2030		326	345

Univision Communications, Inc.
6.625% due 06/01/2027		400	434

VMware, Inc.
3.900% due 08/21/2027		200	222

Wynn Las Vegas LLC
5.250% due 05/15/2027		400	431

			24,251

UTILITIES 0.6%

Midwest Connector Capital Co. LLC
3.900% due 04/01/2024		1,700	1,779

Pacific Gas & Electric Co.
2.500% due 02/01/2031		1,100	1,033

			2,812

Total Corporate Bonds & Notes (Cost $58,112)			60,089

CONVERTIBLE BONDS & NOTES 0.4%

BANKING & FINANCE 0.1%

Credit Suisse Group Guernsey Ltd.
3.000% due 11/12/2021 «	CHF	200	242

INDUSTRIALS 0.3%

Multiplan Corp.
6.000% due 10/15/2027		$1,300	1,343

Total Convertible Bonds & Notes (Cost $1,489)			1,585

U.S. GOVERNMENT AGENCIES 0.2%

Ginnie Mae
0.599% due 08/20/2068 •		817	811

Uniform Mortgage-Backed Security, TBA
2.500% due 09/01/2051		100	103

Total U.S. Government Agencies (Cost $911)			914

U.S. TREASURY OBLIGATIONS 3.5%

U.S. Treasury Bonds
1.375% due 11/15/2040		9,500	8,537

U.S. Treasury Inflation Protected Securities (f)
0.125% due 07/15/2030 (l)		6,560	7,243

Total U.S. Treasury Obligations (Cost $16,419)			15,780

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 1.8%

Alliance Bancorp Trust
0.332% due 07/25/2037 •		$368	$346

Bear Stearns Adjustable Rate Mortgage Trust
2.910% due 07/25/2036 ^~		95	93
3.129% due 02/25/2036 ^~		24	24

Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 04/25/2036		287	216

Hawksmoor Mortgages
1.099% due 05/25/2053 •	GBP	1,965	2,732

Residential Accredit Loans, Inc. Trust
0.452% due 06/25/2046 •		$237	77

Residential Asset Securitization Trust
0.492% due 05/25/2035 •		424	311

Towd Point Mortgage Funding PLC
1.111% due 10/20/2051 •	GBP	1,551	2,157

WaMu Mortgage Pass-Through Certificates Trust
0.752% due 01/25/2045 •		$2,217	2,208

Total Non-Agency Mortgage-Backed Securities (Cost $7,879)			8,164

ASSET-BACKED SECURITIES 4.0%

ACE Securities Corp. Home Equity Loan Trust
1.892% due 06/25/2034 •		62	62

Argent Mortgage Loan Trust
0.332% due 05/25/2035 •		602	564

Argent Securities Trust
0.392% due 07/25/2036 •		443	402

Assurant CLO Ltd.
1.141% due 10/20/2031 •		600	600

Aurium CLO DAC
0.680% due 10/13/2029 •	EUR	593	704

Carlyle Global Market Strategies CLO Ltd.
0.000% due 08/14/2030 •(a)		$1,300	1,300

Catamaran CLO Ltd.
1.444% due 04/22/2030 •		696	697

CIT Mortgage Loan Trust
1.442% due 10/25/2037 •		1,327	1,341

Countrywide Asset-Backed Certificates
0.232% due 05/25/2035 •		426	412
0.342% due 03/25/2037 •		700	673

Dryden Senior Loan Fund
1.084% due 10/15/2027 •		1,176	1,176

First Franklin Mortgage Loan Trust
0.797% due 11/25/2036 •		1,600	1,576

Fremont Home Loan Trust
0.227% due 10/25/2036 •		860	792
0.242% due 10/25/2036 •		2,210	1,219

Halcyon Loan Advisors Funding Ltd.
1.108% due 04/20/2027 •		75	75

IndyMac Mortgage Loan Trust
0.162% due 07/25/2036 •		947	369

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		580	427

Lehman XS Trust
0.412% due 05/25/2036 •		637	706
4.688% due 06/25/2036 þ		766	821

Long Beach Mortgage Loan Trust
0.692% due 01/25/2036 •		1,273	1,168

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	300	355

Marlette Funding Trust
2.690% due 09/17/2029		$17	18

Morgan Stanley ABS Capital, Inc. Trust
1.067% due 07/25/2035 •		13	13

Mountain View CLO Ltd.
0.984% due 10/15/2026 •		45	45

Palmer Square Loan Funding Ltd.
0.000% due 07/20/2029 •(a)		1,600	1,600

Segovia European CLO
0.000% due 07/20/2032 •(a)	EUR	500	593

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	15

Consolidated Schedule of Investments	PIMCO Global Managed Asset Allocation Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Venture CLO Ltd.
1.064% due 07/15/2027 •		$370	$371

Total Asset-Backed Securities (Cost $17,392)			18,079

SOVEREIGN ISSUES 7.0%

Argentina Government International Bond
0.125% due 07/09/2030 þ		441	149
0.125% due 07/09/2035 þ		289	87
1.000% due 08/05/2021 (f)	ARS	1,236	7
15.500% due 10/17/2026		10,280	25
34.069% (BADLARPP) due 10/04/2022 ~		3,700	17
36.104% (BADLARPP + 2.000%) due 04/03/2022 ~		2,035	12

Autonomous City of Buenos Aires
39.117% (BADLARPP + 5.000%) due 01/23/2022 ~		3,390	20

China Government International Bond
3.280% due 12/03/2027	CNY	51,500	8,085

Israel Government International Bond
0.750% due 07/31/2022	ILS	2,200	680

Italy Buoni Poliennali Del Tesoro
0.500% due 02/01/2026	EUR	7,000	8,469

Peru Government International Bond
5.400% due 08/12/2034	PEN	2,700	662
5.940% due 02/12/2029		2,400	683
8.200% due 08/12/2026		9,100	2,940

Qatar Government International Bond
3.875% due 04/23/2023		$1,400	1,488

South Africa Government International Bond
8.000% due 01/31/2030	ZAR	52,400	3,481
10.500% due 12/21/2026		63,200	5,030

Total Sovereign Issues (Cost $32,520)			31,835

		SHARES
COMMON STOCKS 4.6%

CONSUMER DISCRETIONARY 2.4%

Choice Hotels International, Inc.		16,054	1,908

Hilton Worldwide Holdings, Inc. (b)		15,453	1,864

Hyatt Hotels Corp. ‘A’ (b)		24,246	1,882

Marriott International, Inc. ‘A’ (b)		13,272	1,812

Marriott Vacations Worldwide Corp. (b)		11,003	1,753

Travel Leisure Co.		29,192	1,736

			10,955

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 2.1%

Advantest Corp.	5,600	$505

Applied Materials, Inc.	2,400	342

Cadence Design Systems, Inc. (b)	1,700	233

Cirrus Logic, Inc. (b)	2,500	213

Globalwafers Co. Ltd.	8,400	277

Infineon Technologies AG	11,000	441

Intel Corp.	6,600	371

Lam Research Corp.	1,000	651

Marvell Technology, Inc.	9,400	548

Maxim Integrated Products, Inc.	4,900	516

MediaTek, Inc.	6,900	238

Nanya Technology Corp.	65,600	188

Novatek Microelectronics Corp.	12,200	218

NVIDIA Corp.	600	480

NXP Semiconductors NV	2,700	555

Power Integrations, Inc.	2,500	205

Realtek Semiconductor Corp. (b)	12,900	234

Rohm Co. Ltd.	2,300	213

Samsung Electronics Co. Ltd.	6,800	487

Skyworks Solutions, Inc.	2,800	537

Synopsys, Inc. (b)	900	248

Taiwan Semiconductor Manufacturing Co. Ltd.	22,100	472

Teradyne, Inc.	1,800	241

Tokyo Electron Ltd.	1,100	476

United Microelectronics Corp.	118,800	226

Win Semiconductors Corp.	16,800	226

		9,341

MATERIALS 0.1%

Shin-Etsu Chemical Co. Ltd.	2,500	418

Total Common Stocks (Cost $20,474)		20,714

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Bank of America Corp.
5.875% due 03/15/2028 •(g)	420,000	481

Total Preferred Securities (Cost $420)		481

SHORT-TERM INSTRUMENTS 15.8%

REPURCHASE AGREEMENTS (i) 1.8%
		8,222

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.0%
38.438% due 07/30/2021 - 09/13/2021 (c)(d)(f)	ARS	29,249	$172

ISRAEL TREASURY BILLS 0.2%
0.006% due 06/08/2022 (d)(e)	ILS	3,500	1,074

JAPAN TREASURY BILLS 6.2%
(0.101)% due 09/21/2021 (d)(e)	JPY	3,112,000	28,018

U.S. TREASURY BILLS 7.1%
0.036% due 09/16/2021 - 12/02/2021 (a)(c)(d)		$31,900	31,895

U.S. TREASURY CASH MANAGEMENT BILLS 0.5%
0.033% due 09/07/2021 (c)(d)(l)		2,392	2,392

Total Short-Term Instruments (Cost $72,008)			71,773

Total Investments in Securities (Cost $227,624)			229,414

		SHARES
INVESTMENTS IN AFFILIATES 46.3%

MUTUAL FUNDS (h) 30.3%

PIMCO Investment Grade Credit Bond Fund		5,815,064	63,907

PIMCO Mortgage Opportunities and Bond Fund		6,710,148	73,476

Total Mutual Funds (Cost $133,970)			137,383

SHORT-TERM INSTRUMENTS 16.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 16.0%

PIMCO Short Asset Portfolio		5,920,059	59,331

PIMCO Short-Term Floating NAV Portfolio III		1,307,553	12,894

Total Short-Term Instruments (Cost $72,189)			72,225

Total Investments in Affiliates (Cost $206,159)			209,608

Total Investments 97.0% (Cost $433,783)			$439,022

Financial Derivative Instruments (j)(k) (0.3)% (Cost or Premiums, net $3,522)			(1,417)

Other Assets and Liabilities, net 3.3%			14,839

Net Assets 100.0%			$452,444

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
JPS	(0.050)%	06/30/2021	07/01/2021	$8,222	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2031	$(8,251)	$8,222	$8,222

Total Repurchase Agreements						$(8,251)	$8,222	$8,222

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
U.S. Government Agencies (2.2)%
Uniform Mortgage-Backed Security, TBA	2.000%	08/01/2051	$9,900	$(9,954)	$(9,977)

U.S. Treasury Obligations (2.9)%
U.S. Treasury Inflation Protected Securities	0.125%	01/15/2031	11,693	(12,854)	(12,886)

Total Short Sales (5.1)%				$(22,808)	$(22,863)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
JPS	$8,222	$0	$0	$0	$8,222	$(8,251)	$(29)

Master Securities Forward Transaction Agreement
WFS	0	0	0	(12,886)	(12,886)	0	(12,886)

Total Borrowings and Other Financing Transactions	$8,222	$0	$0	$(12,886)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $7 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended June 30, 2021 was $(241) at a weighted average interest rate of (0.029%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	4,100.000	07/16/2021	43	$ 4	$429	$31

Total Purchased Options					$429	$31

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	17

Consolidated Schedule of Investments	PIMCO Global Managed Asset Allocation Portfolio	(Cont.)

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	3,875.000	07/16/2021	43	$ 4	$(229)	$(10)

Total Written Options					$(229)	$(10)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum September Futures	09/2021	1	$63	$1	$0	$0
Arabica Coffee December Futures	12/2021	3	183	9	0	(1)
Australia Government 3-Year Note September Futures	09/2021	1	87	0	0	0
Brent Crude March Futures	01/2022	1	71	3	0	0
Cocoa September Futures	09/2021	7	167	(8)	0	0
Copper September Futures	09/2021	3	322	(22)	2	0
Corn December Futures	12/2021	7	206	0	14	0
Cotton No. 2 December Futures	12/2021	5	212	(4)	0	(7)
DAX Index September Futures	09/2021	13	5,984	(48)	58	(60)
E-mini NASDAQ 100 Index September Futures	09/2021	57	16,586	476	0	(16)
E-mini S&P 500 Index September Futures	09/2021	777	166,612	1,887	257	0
Euro STOXX 50 September Futures	09/2021	102	4,905	(75)	26	(51)
Euro STOXX 600 September Futures	09/2021	1,097	29,345	(344)	131	(229)
FTSE/MIB Index September Futures	09/2021	1	148	(4)	1	(1)
Gas Oil December Futures	12/2021	4	238	7	0	(1)
Gold 100 oz. August Futures	08/2021	30	5,315	(16)	25	0
Gold 100 oz. December Futures	12/2021	3	533	(38)	2	0
Hang Seng Index July Futures	07/2021	3	553	(2)	0	(10)
IBEX 35 Index July Futures	07/2021	1	104	(5)	0	(1)
Iron Ore September Futures	09/2021	28	550	42	12	0
Lead September Futures	09/2021	4	227	7	7	0
Lean Hogs December Futures	12/2021	2	64	(5)	0	0
Live Cattle October Futures	10/2021	13	666	12	2	0
Mini MSCI Emerging Markets Index September Futures	09/2021	53	3,617	(7)	0	(26)
Natural Gas January Futures	12/2021	15	571	47	1	0
New York Harbor ULSD December Futures	11/2021	2	179	10	0	0
Nickel September Futures	09/2021	3	328	16	16	0
Nikkei 225 Yen-denominated September Futures	09/2021	130	16,830	(196)	0	(88)
Platinum October Futures	10/2021	1	54	(8)	0	0
RBOB Gasoline December Futures	11/2021	4	340	30	0	0
S&P/Toronto Stock Exchange 60 September Futures	09/2021	54	10,479	60	0	(11)
Silver September Futures	09/2021	1	131	(9)	2	0
Soybean Meal December Futures	12/2021	41	1,565	(81)	114	0
Soybean November Futures	11/2021	12	839	(5)	52	0
Soybean Oil January Futures	01/2022	1	37	1	1	0
SPI 200 Index September Futures	09/2021	106	14,355	(135)	36	0
Sugar No. 11 March Futures	02/2022	1	20	0	0	0
Topix Index September Futures	09/2021	71	12,418	(108)	0	(96)
U.S. Treasury 10-Year Note September Futures	09/2021	264	34,980	126	102	0
U.S. Treasury 30-Year Bond September Futures	09/2021	23	3,697	95	15	0
U.S. Treasury Ultra Long-Term Bond September Futures	09/2021	12	2,312	113	14	0
WTI Crude December Futures	11/2021	1	70	3	0	0
Zinc September Futures	09/2021	2	149	(3)	0	(3)

				$1,822	$890	$(601)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum September Futures	09/2021	4	$(252)	$(3)	$1	$(2)
Arabica Coffee September Futures	09/2021	4	(240)	(14)	1	0
Australia Government 10-Year Bond September Futures	09/2021	2	(212)	(1)	0	(1)
CAC 40 Index July Futures	07/2021	1	(77)	1	1	0
Canada Government 10-Year Bond September Futures	09/2021	7	(822)	(10)	0	(2)
Corn September Futures	09/2021	56	(1,678)	(38)	0	(112)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bobl September Futures	09/2021	62	$(9,862)	$(6)	$3	$(11)
Euro-Bund 10-Year Bond September Futures	09/2021	19	(3,889)	1	58	(21)
Euro-Buxl 30-Year Bond September Futures	09/2021	23	(5,543)	(23)	13	(42)
FTSE 100 Index September Futures	09/2021	7	(676)	2	4	(2)
Hard Red Winter Wheat September Futures	09/2021	9	(297)	0	0	(14)
Japan Government 10-Year Bond September Futures	09/2021	1	(1,365)	0	0	0
Lean Hogs October Futures	10/2021	15	(524)	27	3	0
Live Cattle December Futures	12/2021	2	(106)	(3)	0	0
Natural Gas September Futures	08/2021	14	(507)	(87)	0	(3)
OMX Stockholm 30 Index July Futures	07/2021	1	(26)	0	0	0
Soybean Meal January Futures	01/2022	1	(38)	(3)	0	(3)
Soybean Oil December Futures	12/2021	4	(151)	(10)	0	(4)
U.S. Treasury 2-Year Note September Futures	09/2021	20	(4,406)	7	0	0
U.S. Treasury 5-Year Note September Futures	09/2021	350	(43,200)	76	0	(22)
United Kingdom Long Gilt September Futures	09/2021	57	(10,100)	(30)	0	(5)
Wheat September Futures	09/2021	9	(306)	(7)	0	(15)

				$(121)	$84	$(259)

Total Futures Contracts				$1,701	$974	$(860)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
iTraxx Crossover 35 5-Year Index	(5.000)%	Quarterly	06/20/2026	EUR	100	$(13)	$(2)	$(15)	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.HY-36 5-Year Index	5.000%	Quarterly	06/20/2026	$	10,600	$1,005	$95	$1,100	$6	$0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		2,000	49	3	52	0	0
iTraxx Europe Main 35 5-Year Index	1.000	Quarterly	06/20/2026	EUR	1,300	40	1	41	0	0

						$1,094	$99	$1,193	$6	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day GBP-SONIO Compounded-OIS	(0.080)%	Annual	01/20/2023	GBP	8,600	$38	$10	$48	$0	$(2)
Receive	1-Day GBP-SONIO Compounded-OIS	(0.030)	Annual	01/20/2026		16,200	52	424	476	0	(21)
Pay	1-Day GBP-SONIO Compounded-OIS	0.120	Annual	01/20/2031		8,700	(721)	88	(633)	17	0
Pay	1-Day GBP-SONIO Compounded-OIS	0.250	Annual	01/20/2051		400	(33)	(50)	(83)	0	0
Pay	1-Day INR-MIBOR Compounded-OIS	5.270	Semi-Annual	03/17/2026	INR	516,200	74	(76)	(2)	0	(12)
Pay(5)	1-Day INR-MIBOR Compounded-OIS	5.260	Semi-Annual	09/15/2026		44,000	(5)	(4)	(9)	0	(1)
Receive	1-Year BRL-CDI	5.850	Maturity	01/02/2025	BRL	10,900	0	90	90	6	0
Receive	1-Year BRL-CDI	6.350	Maturity	01/02/2025		23,800	0	108	108	13	0
Receive	1-Year BRL-CDI	6.390	Maturity	01/02/2025		3,300	5	7	12	2	0
Receive	1-Year BRL-CDI	8.095	Maturity	01/02/2025		16,200	0	(25)	(25)	9	0
Receive	3-Month CAD-Bank Bill	0.550	Semi-Annual	01/20/2023	CAD	27,700	16	19	35	3	0
Pay	3-Month CAD-Bank Bill	0.800	Semi-Annual	01/20/2026		36,600	(588)	(140)	(728)	13	0
Receive	3-Month CAD-Bank Bill	1.130	Semi-Annual	01/20/2031		16,200	273	485	758	0	(35)
Pay	3-Month CAD-Bank Bill	1.530	Semi-Annual	01/20/2051		1,100	(107)	(29)	(136)	6	0
Receive	3-Month CNY-CNREPOFIX	2.655	Quarterly	12/16/2025	CNY	19,800	32	(19)	13	0	(1)
Receive	3-Month CNY-CNREPOFIX	2.660	Quarterly	03/17/2026		9,800	18	(11)	7	0	0
Receive	3-Month CNY-CNREPOFIX	2.800	Quarterly	06/16/2026		25,200	(3)	(1)	(4)	0	(1)
Receive	3-Month CNY-CNREPOFIX	3.000	Quarterly	06/16/2026		23,000	(8)	(29)	(37)	0	(1)
Pay	3-Month COP-IBR Compounded-OIS	3.475	Quarterly	02/19/2026	COP	9,658,000	0	(164)	(164)	0	(7)
Pay	3-Month COP-IBR Compounded-OIS	4.760	Quarterly	05/20/2026		20,303,000	0	(60)	(60)	0	(14)
Pay	3-Month COP-IBR Compounded-OIS	4.765	Quarterly	05/20/2026		2,861,000	0	(8)	(8)	0	(2)
Pay	3-Month KRW-KORIBOR	0.939	Quarterly	12/16/2025	KRW	9,882,900	(107)	(151)	(258)	5	0
Receive	3-Month USD-LIBOR	0.240	Semi-Annual	01/20/2023	$	80,700	(53)	(1)	(54)	0	(5)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		6,400	(299)	179	(120)	0	(2)
Pay	3-Month USD-LIBOR	0.440	Semi-Annual	01/20/2026		45,200	(926)	74	(852)	24	0

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	19

Consolidated Schedule of Investments	PIMCO Global Managed Asset Allocation Portfolio	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	0.830%	Semi-Annual	01/20/2031	$	21,300	$(775)	$(317)	$(1,092)	$55	$0
Receive	3-Month USD-LIBOR	1.220	Semi-Annual	01/20/2051		12,800	2,044	(345)	1,699	0	(69)
Receive	3-Month ZAR-JIBAR	4.970	Quarterly	09/30/2025	ZAR	21,200	28	14	42	4	0
Pay	3-Month ZAR-JIBAR	4.900	Quarterly	11/12/2025		17,400	(35)	(4)	(39)	0	(4)
Receive	6-Month CLP-CHILIBOR	1.300	Semi-Annual	10/02/2025	CLP	580,800	0	62	62	1	0
Pay	6-Month CLP-CHILIBOR	1.625	Semi-Annual	12/11/2025		2,969,900	0	(286)	(286)	0	(7)
Receive	6-Month CLP-CHILIBOR	1.625	Semi-Annual	01/26/2026		7,972,700	(1)	754	753	22	0
Pay	6-Month CLP-CHILIBOR	2.660	Semi-Annual	01/26/2031		4,229,125	9	(684)	(675)	0	(42)
Receive	6-Month CZK-PRIBOR	0.665	Annual	09/22/2025	CZK	359,300	576	192	768	0	(4)
Receive	6-Month EUR-EURIBOR	(0.540)	Annual	01/20/2023	EUR	3,500	2	2	4	0	0
Pay	6-Month EUR-EURIBOR	(0.480)	Annual	01/20/2026		15,400	(153)	(4)	(157)	8	0
Pay	6-Month EUR-EURIBOR	(0.280)	Annual	01/20/2031		11,300	(105)	(329)	(434)	21	0
Receive	6-Month EUR-EURIBOR	(0.070)	Annual	01/20/2051		6,600	723	470	1,193	0	(26)
Receive	6-Month HUF-BBR	1.410	Annual	10/02/2025	HUF	5,486,600	(41)	598	557	0	(16)
Receive	6-Month PLN-WIBOR	0.585	Annual	09/22/2025	PLN	2,000	(3)	17	14	0	(4)
Pay	6-Month SGD-SOR	1.100	Semi-Annual	06/16/2026	SGD	22,000	(5)	34	29	5	0
Pay	6-Month SGD-SOR	1.200	Semi-Annual	06/16/2026		2,600	16	(3)	13	1	0
Pay	28-Day MXN-TIIE	4.925	Lunar	11/09/2025	MXN	53,400	(24)	(140)	(164)	6	0
Pay	28-Day MXN-TIIE	6.510	Lunar	06/23/2026		45,000	0	(7)	(7)	4	0

							$(86)	$740	$654	$225	$(276)

Total Swap Agreements							$995	$837	$1,832	$231	$(276)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures		Swap Agreements
Total Exchange-Traded or Centrally Cleared	$31	$974	$231	$1,236		$(10)	$(86	0)	$(276)	$(1,146)

Cash of $22,245 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2021.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See note 2, Securities Transactions and Investment income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2021	AUD	1,708		$1,282	$1	$0
	07/2021	DKK	32,054		5,101	0	(10)
	07/2021	MXN	1,999		101	1	0
	07/2021		$470	PEN	1,767	0	(11)
	08/2021	CAD	666		$553	16	0
	08/2021	CZK	526		25	1	0
	08/2021	RUB	1,618		22	0	0
	08/2021		$12,346	CAD	14,894	0	(331)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2021		$4,190	CHF	3,781	$0	$(99)
	08/2021		39,945	EUR	32,887	0	(913)
	09/2021	CNY	66,973		$10,413	113	0
	09/2021	JPY	3,112,000		28,142	111	0
	09/2021	RUB	3,109		43	1	0
	09/2021		$9	PLN	33	0	0
	12/2021		2,552	RUB	189,158	0	(31)

BPS	07/2021	RUB	10,333		$139	0	(2)
	07/2021		$5,296	AUD	6,815	0	(185)
	08/2021	MXN	127,494		$5,978	0	(392)
	11/2021		$5,993	MXN	120,984	0	(25)

BRC	07/2021	PEN	62		$16	0	0
	07/2021		$1,158	SEK	9,600	0	(36)
	08/2021	EUR	886	HUF	311,914	0	0
	08/2021		3,358		$4,101	115	0
	08/2021	JPY	185,800		1,696	23	0
	08/2021		$1,123	SEK	9,600	0	(1)

CBK	07/2021	DKK	24,854		$3,942	0	(22)
	07/2021	PEN	27,299		7,417	314	0
	07/2021		$1,784	AUD	2,306	0	(54)
	07/2021		539	DKK	3,390	2	0
	07/2021		1,574	PEN	6,059	3	0
	07/2021		119	RUB	9,163	6	0
	08/2021	HUF	21,705		$72	0	(1)
	08/2021	PEN	1,200		326	14	0
	08/2021	RUB	1,475		20	0	0
	09/2021	PEN	26,913		7,316	303	0
	09/2021	ZAR	135,206		9,831	452	0
	10/2021	PEN	6,059		1,576	0	(3)
	10/2021		$154	PEN	591	0	0
	03/2022		8,088		29,791	0	(346)
	06/2022	ILS	3,491		$1,078	1	0
	08/2022		2,216		683	0	(1)

GLM	07/2021	BRL	16,489		3,278	0	(37)
	07/2021	RUB	100,063		1,372	8	0
	07/2021		$3,274	BRL	16,489	41	0
	07/2021		2,386	MXN	47,805	9	0
	08/2021	BRL	16,489		$3,263	0	(40)
	08/2021	EUR	13,322		15,866	55	0
	08/2021	RUB	2,060		27	0	(1)
	08/2021		$3,145	EUR	2,632	0	(21)
	08/2021		1,010	HUF	293,666	0	(20)
	09/2021	RUB	3,970		$54	1	0
	09/2021	TWD	20,701		756	10	0
	09/2021		$1,974	HKD	15,315	0	(1)
	09/2021		2	PLN	7	0	0
	09/2021	ZAR	65,516		$4,760	215	0

HUS	07/2021	GBP	913		1,295	32	0
	07/2021		$613	ILS	1,991	0	(3)
	08/2021	CHF	604		$656	3	0
	08/2021	EUR	1,961		2,380	53	0
	08/2021	RUB	3,328		44	0	(1)
	08/2021		$769	EUR	632	0	(19)
	08/2021		24,128	JPY	2,622,947	0	(509)
	09/2021	CNH	156,846		$24,406	277	0
	09/2021	KRW	640,548		575	8	0
	09/2021	RUB	1,637		22	0	0
	09/2021		$21,885	CNH	140,796	3	(229)
	09/2021		2,131	CNY	13,852	0	(1)
	09/2021	ZAR	8,602		$597	0	0

JPM	07/2021	DKK	27,709		4,395	0	(23)
	07/2021	TRY	1,217		138	0	0
	07/2021		$3,269	DKK	20,363	0	(22)
	08/2021		480	EUR	403	0	(1)
	09/2021	HKD	4,449		$573	0	0
	09/2021		$7,178	ZAR	102,348	21	(100)
	10/2021	DKK	20,363		$3,274	22	0
	12/2021	SGD	294		219	0	0

MYI	07/2021	BRL	8,577		1,602	0	(122)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	21

Consolidated Schedule of Investments	PIMCO Global Managed Asset Allocation Portfolio	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2021	GBP	441		$611	$1	$0
	07/2021	ILS	587		180	0	0
	07/2021		$1,715	BRL	8,577	10	0
	07/2021		5,154	DKK	31,925	0	(63)
	08/2021		1,055	CZK	22,141	0	(25)
	08/2021		609	JPY	66,400	0	(11)
	09/2021		603	ZAR	8,646	0	(3)
	10/2021	DKK	24,140		$3,884	28	0

SCX	07/2021	PEN	7,331		1,842	0	(64)
	07/2021		$1,429	PEN	5,625	33	0
	08/2021	CAD	3,617		$2,910	0	(7)
	08/2021	CZK	264		13	0	0
	08/2021	JPY	695,800		6,320	54	0
	09/2021	THB	4,217		134	2	0
	09/2021		$5,836	CNH	37,581	0	(54)
	09/2021		1,843	PEN	7,331	67	0
	12/2021	INR	26,910		$358	4	0
	12/2021		$524	SGD	694	0	(8)

SOG	07/2021		4,614	DKK	28,731	0	(33)
	07/2021		135	RUB	10,466	8	0
	08/2021	RUB	1,850		$25	0	(1)
	09/2021	CNY	2,328		358	0	0
	10/2021	DKK	28,731		4,622	33	0

SSB	07/2021	MXN	16,845		815	0	(29)
	08/2021		$351	CHF	315	0	(10)
	09/2021	CNH	21,482		$3,307	2	0

TOR	09/2021	TWD	13,151		477	3	0

UAG	07/2021	AUD	4,992		3,786	43	0
	07/2021	BRL	2,413		477	0	(8)
	07/2021	RUB	19,629		262	0	(5)
	07/2021		$482	BRL	2,413	3	0
	08/2021		3,787	AUD	4,992	0	(43)
	09/2021	RUB	1,617		$22	0	0

Total Forward Foreign Currency Contracts						$2,526	$(3,977)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC USD versus MXN	MXN	19.700	06/14/2022	7,400	$129	$109
	Put - OTC USD versus RUB	RUB	71.000	12/03/2021	7,400	95	67

MYI	Put - OTC USD versus BRL	BRL	5.000	12/03/2021	7,400	353	239

						$577	$415

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021	53,400	$2,114	$0

MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021	42,550	1,811	0

							$3,925	$0

Total Purchased Options							$4,502	$415

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC USD versus INR	INR	81.000	04/27/2022	800	$(13)	$(8)
	Put - OTC USD versus MXN	MXN	18.200	06/14/2022	7,400	(28)	(20)
	Put - OTC USD versus RUB	RUB	68.250	12/03/2021	7,400	(93)	(21)
	Call - OTC USD versus RUB		85.000	12/03/2021	7,400	(232)	(54)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Call - OTC USD versus INR	INR	80.000	01/27/2022	695	$(10)	$(5)

MYI	Put - OTC USD versus BRL	BRL	4.300	12/03/2021	7,400	(63)	(9)
	Call - OTC USD versus BRL		5.750	12/03/2021	7,400	(308)	(79)

UAG	Call - OTC USD versus INR	INR	81.000	05/02/2022	1,392	(21)	(14)

						$(768)	$(210)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	5,600	$(255)	$(6)

JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	1,100	(7)	0

						$(262)	$(6)

Total Written Options						$(1,030)	$(216)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$2,200	$(65)	$88	$23	$0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	11,098	(685)	806	121	0

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	9,600	(317)	417	100	0

SAL	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	1,600	(4)	18	14	0

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	3,800	(110)	149	39	0

						$(1,181)	$1,478	$297	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	3-Month ILS-TELBOR	0.245%	Annual	10/02/2025	ILS	26,800	$0	$71	$71	$0

CBK	Pay	3-Month KRW-KORIBOR	1.430	Quarterly	07/01/2029	KRW	100	0	0	0	0

GLM	Pay	3-Month MYR-KLIBOR	2.053	Quarterly	12/16/2025	MYR	5,100	0	(26)	0	(26)
	Pay	3-Month MYR-KLIBOR(5)	2.750	Quarterly	09/15/2026		36,400	36	(5)	31	0

JPM	Pay	3-Month ILS-TELBOR	0.308	Annual	01/19/2026	ILS	3,200	0	(9)	0	(9)

MYC	Pay	6-Month THB-THBFIX	0.715	Semi-Annual	12/16/2025	THB	5,100	0	(1)	0	(1)
	Pay	6-Month THB-THBFIX	0.768	Semi-Annual	12/16/2025		221,600	0	(41)	0	(41)

SCX	Pay	3-Month MYR-KLIBOR	2.440	Quarterly	03/17/2026	MYR	25,200	0	(39)	0	(39)
	Pay	6-Month THB-THBFIX Reuters	0.795	Semi-Annual	03/17/2026	THB	24,500	0	(4)	0	(4)

								$36	$ (54)	$102	$(120)

TOTAL RETURN SWAPS ON COMMODITY, EQUITY AND INTEREST RATE INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BRC	Receive	iBoxx USD Liquid High Yield Index	N/A	0.135% (3-Month USD-LIBOR plus a specified spread)	Maturity	09/20/2021	$	100	$0	$2	$2	$0
	Receive	BCPMREHO Index	110,189	0.475% (3-Month U.S. Treasury Bill rate plus a specified spread)	Quarterly	03/15/2022		11,625	0	(742)	0	(742)

FBF	Pay	Swiss Market Index	10	(0.803)% (1-Month USD-LIBOR less a specified spread)	Maturity	09/17/2021	CHF	118	0	(1)	0	(1)

GST	Receive	CMDSKEWLS Index	9,452	0.250%	Monthly	02/15/2022	$	1,820	0	(54)	0	(54)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	23

Consolidated Schedule of Investments	PIMCO Global Managed Asset Allocation Portfolio	(Cont.)

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
JPM	Receive	iBoxx USD Liquid Investment Grade Index	N/A	0.135% (3-Month USD-LIBOR plus a specified spread)	Maturity	09/20/2021	$	100	$0	$(1)	$0	$(1)
	Receive	JMABFNJ2 Index	20,914	0.000%	Monthly	12/31/2021		1,990	0	0	0	0

									$0	$(796)	$2	$(798)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
DUB	Pay	USD versus CNH 1-Year ATM Realized Volatility	6.425%	Maturity	11/05/2021	$	57	$0	$130	$130	$0

JPM	Pay	USD versus CNH 1-Year ATM Realized Volatility	6.350	Maturity	11/24/2021		57	0	132	132	0

								$0	$262	$262	$0

Total Swap Agreements								$(1,145)	$890	$663	$(918)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$244	$176	$71	$491	$(1,395)	$(103)	$0	$(1,498)	$(1,007)	$804	$(203)
BPS	0	0	0	0	(604)	0	0	(604)	(604)	612	8
BRC	138	0	2	140	(37)	0	(742)	(779)	(639)	703	64
CBK	1,095	0	0	1,095	(427)	0	0	(427)	668	(830)	(162)
DUB	0	0	130	130	0	0	0	0	130	(40)	90
FBF	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)
GLM	339	0	31	370	(120)	(6)	(26)	(152)	218	(310)	(92)
GST	0	0	144	144	0	0	(54)	(54)	90	(260)	(170)
HUS	376	0	0	376	(762)	0	0	(762)	(386)	347	(39)
JPM	43	0	132	175	(146)	(5)	(10)	(161)	14	0	14
MYC	0	0	100	100	0	0	(42)	(42)	58	(131)	(73)
MYI	39	239	0	278	(224)	(88)	0	(312)	(34)	52	18
SAL	0	0	14	14	0	0	0	0	14	0	14
SCX	160	0	0	160	(133)	0	(43)	(176)	(16)	46	30
SOG	41	0	0	41	(34)	0	0	(34)	7	0	7
SSB	2	0	0	2	(39)	0	0	(39)	(37)	0	(37)
TOR	3	0	0	3	0	0	0	0	3	0	3
UAG	46	0	39	85	(56)	(14)	0	(70)	15	(70)	(55)

Total Over the Counter	$2,526	$415	$663	$3,604	$(3,977)	$(216)	$(918)	$(5,111)

(l)

Securities with an aggregate market value of $2,564 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	The underlying instrument has a forward starting effective date. See note 2, Securities Transactions and Investment income, in the Notes to Financial Statements for further information.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

(6)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$31	$0	$0	$31
Futures	255	0	514	0	205	974
Swap Agreements	0	6	0	0	225	231

	$255	$6	$545	$0	$430	$1,236

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,526	$0	$2,526
Purchased Options	0	0	0	415	0	415
Swap Agreements	0	297	0	262	104	663

	$0	$297	$0	$3,203	$104	$3,604

	$255	$303	$545	$3,203	$534	$4,840

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$10	$0	$0	$10
Futures	165	0	591	0	104	860
Swap Agreements	0	0	0	0	276	276

	$165	$0	$601	$0	$380	$1,146

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,977	$0	$3,977
Written Options	0	0	0	210	6	216
Swap Agreements	54	0	743	0	121	918

	$54	$0	$743	$4,187	$127	$5,111

	$219	$0	$1,344	$4,187	$507	$6,257

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$764	$0	$51,914	$0	$(3,721)	$48,957
Swap Agreements	0	914	0	0	(994)	(80)

	$764	$914	$51,914	$0	$(4,715)	$48,877

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$416	$0	$416
Purchased Options	0	0	0	134	0	134
Written Options	0	0	0	483	0	483
Swap Agreements	336	72	5,085	0	89	5,582

	$336	$72	$5,085	$1,033	$89	$6,615

	$1,100	$986	$56,999	$1,033	$(4,626)	$55,492

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	25

Consolidated Schedule of Investments	PIMCO Global Managed Asset Allocation Portfolio	(Cont.)	June 30, 2021	(Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(398)	$0	$0	$(398)
Written Options	0	0	218	0	0	218
Futures	(730)	0	(6,447)	0	534	(6,643)
Swap Agreements	0	99	0	0	(5)	94

	$(730)	$99	$(6,627)	$0	$529	$(6,729)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,077)	$0	$(4,077)
Purchased Options	0	0	0	(255)	0	(255)
Written Options	0	0	0	487	(1)	486
Swap Agreements	(76)	(69)	(724)	243	(91)	(717)

	$(76)	$(69)	$(724)	$(3,602)	$(92)	$(4,563)

	$(806)	$30	$(7,351)	$(3,602)	$437	$(11,292)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$33,026	$0	$33,026
Industrials	0	24,251	0	24,251
Utilities	0	2,812	0	2,812
Convertible Bonds & Notes
Banking & Finance	0	0	242	242
Industrials	0	1,343	0	1,343
U.S. Government Agencies	0	914	0	914
U.S. Treasury Obligations	0	15,780	0	15,780
Non-Agency Mortgage-Backed Securities	0	8,164	0	8,164
Asset-Backed Securities	0	18,079	0	18,079
Sovereign Issues	0	31,835	0	31,835
Common Stocks
Consumer Discretionary	10,955	0	0	10,955
Information Technology	9,341	0	0	9,341
Materials	418	0	0	418
Preferred Securities
Banking & Finance	0	481	0	481
Short-Term Instruments
Repurchase Agreements	0	8,222	0	8,222
Argentina Treasury Bills	0	172	0	172
Israel Treasury Bills	0	1,074	0	1,074
Japan Treasury Bills	0	28,018	0	28,018
U.S. Treasury Bills	0	31,895	0	31,895
U.S. Treasury Cash Management Bills	0	2,392	0	2,392

	$20,714	$208,458	$242	$229,414

Investments in Affiliates, at Value
Mutual Funds	$137,383	$0	$0	$137,383

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$72,225	$0	$0	$72,225

	$209,608	$0	$0	$209,608

Total Investments	$230,322	$208,458	$242	$439,022

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(9,977)	$0	$(9,977)
U.S. Treasury Obligations	0	(12,886)	0	(12,886)

	$0	$(22,863)	$0	$(22,863)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	843	393	0	1,236
Over the counter	0	3,604	0	3,604

	$843	$3,997	$0	$4,840

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(838)	(308)	0	(1,146)
Over the counter	0	(5,111)	0	(5,111)

	$(838)	$(5,419)	$0	$(6,257)

Total Financial Derivative Instruments	$5	$(1,422)	$0	$(1,417)

Totals	$230,327	$184,173	$242	$414,742

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements	June 30, 2021	(Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Global Managed Asset Allocation Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date.

Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Portfolio may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar

SEMIANNUAL REPORT	|	JUNE 30, 2021	27

Notes to Financial Statements	(Cont.)

equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

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Notes to Financial Statements	(Cont.)

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as

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discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the

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Notes to Financial Statements	(Cont.)

intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances in Acquired Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at

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the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2021 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Investment Grade Credit Bond Fund	$84,544	$1,349	$(19,768)	$844	$(3,062)	$63,907	$1,372	$0

PIMCO Mortgage Opportunities and Bond Fund	95,515	1,502	(23,257)	(228)	(56)	73,476	1,531	0

PIMCO Short Asset Portfolio	29,127	30,246	0	0	(42)	59,331	220	0

PIMCO Short-Term Floating NAV Portfolio III	118,150	183,380	(288,626)	247	(257)	12,894	79	0

Totals	$327,336	$216,477	$(331,651)	$863	$(3,417)	$209,608	$3,202	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and

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Notes to Financial Statements	(Cont.)

other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Portfolio as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

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Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Portfolio to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Portfolio’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolio and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements In a reverse repurchase  agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest

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Notes to Financial Statements	(Cont.)

expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended June 30, 2021, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the

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Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument.

Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the

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Notes to Financial Statements	(Cont.)

swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of

Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps

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and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a

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Notes to Financial Statements	(Cont.)

credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in

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such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Allocation Risk  is the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Portfolio’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Portfolio to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or through a central clearing counterparty, resides with the Portfolio’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather,

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Notes to Financial Statements	(Cont.)

livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Portfolio’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in the GMAA Subsidiary, the Portfolio is indirectly exposed to the risks associated with the GMAA Subsidiary’s investments. The GMAA Subsidiary is not registered under the Act and may not be subject to all the investor protections of the Act. There is no guarantee that the investment objective of the GMAA Subsidiary will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

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Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Portfolio invested in the exchange-traded fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by a Portfolio rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by a Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Portfolio’s investments or the Investment Manager’s operations and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

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Notes to Financial Statements	(Cont.)

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as

44	PIMCO VARIABLE INSURANCE TRUST

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determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.90%	0.05%	0.05%	0.05%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing

SEMIANNUAL REPORT	|	JUNE 30, 2021	45

Notes to Financial Statements	(Cont.)

or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through May 1, 2022, to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2021, there were no waviers.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2021, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Portfolio, if any, will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders. The Portfolio also indirectly pays its proportionate share of the Investment Advisory Fees, Supervisory and Administrative Fees and Management Fees charged by PIMCO to the Underlying PIMCO Funds and, to the extent not included among the Underlying PIMCO Funds, funds of PIMCO ETF Trust in which the Portfolio invests (collectively, “Underlying PIMCO Fund Fees”).

PIMCO has contractually agreed, through May 1, 2022, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the Underlying PIMCO Fund Fees indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Underlying PIMCO Fund Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2021, the amount was $476,068.

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PIMCO Cayman Commodity Portfolio II, Ltd. (the “Commodity Subsidiary”), has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Portfolio’s Investment Advisory Fee and the Supervisory and Administrative Fee in an amount equal to the management fee and administrative services fee, respectively, paid by the Commodity Subsidiary to PIMCO. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2021, the amount was $143,154. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the

Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$24,087	$17,324	$83,404	$123,227

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2021 (Unaudited)		Year Ended 12/31/2020

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	4	$48	4	$30

Administrative Class	7	80	109	1,249

Advisor Class	190	2,576	1,198	12,303
Issued as reinvestment of distributions

Institutional Class	13	163	17	193

Administrative Class	1,493	18,618	1,267	14,053

Advisor Class	4,565	57,220	3,766	42,006
Cost of shares redeemed

Institutional Class	(1)	(7)	(89)	(1,081)

Administrative Class	(12,543)	(153,922)	(2,103)	(25,318)

Advisor Class	(2,495)	(33,090)	(6,119)	(73,802)

Net increase (decrease) resulting from Portfolio share transactions	(8,767)	$(108,314)	(1,950)	$(30,367)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements	(Cont.)

As of June 30, 2021, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 85% of the Portfolio.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on November 21, 2008, as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 7.2% of the Portfolio’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2021, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Portfolio may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options.

The Portfolio may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Portfolio, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act. The IRS issued in September 2016 proposed regulations that would have generally treated the Portfolio’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled

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foreign corporation to the Portfolio is treated as qualifying dividends; and (iii) that income inclusion by the Portfolio of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Portfolio’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as ordinary income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2020, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$416,625	$18,470	$(16,889)	$1,581

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

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Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London

BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale Paris

BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.

CBK	Citibank N.A.	JPS	J.P. Morgan Securities LLC	TOR	The Toronto-Dominion Bank

DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford

FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC	WFS	Wells Fargo Securities, LLC

GLM	Goldman Sachs Bank USA	SAL	Citigroup Global Markets, Inc.

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	PEN	Peruvian New Sol

AUD	Australian Dollar	GBP	British Pound	PLN	Polish Zloty

BRL	Brazilian Real	HKD	Hong Kong Dollar	RUB	Russian Ruble

CAD	Canadian Dollar	HUF	Hungarian Forint	SEK	Swedish Krona

CHF	Swiss Franc	ILS	Israeli Shekel	SGD	Singapore Dollar

CLP	Chilean Peso	INR	Indian Rupee	THB	Thai Baht

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	TRY	Turkish New Lira

CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	TWD	Taiwanese Dollar

COP	Colombian Peso	MXN	Mexican Peso	USD (or $)	United States Dollar

CZK	Czech Koruna	MYR	Malaysian Ringgit	ZAR	South African Rand

DKK	Danish Krone

Exchange Abbreviations:

CBOE	Chicago Board Options Exchange	FTSE	Financial Times Stock Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CNREPOFIX	China Fixing Repo Rates 7-Day	OMX	Stockholm 30 Index

BCPMREHO	Barclays Hotel REITs Index	CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	S&P 500	Standard & Poor’s 500 Index

BRENT	Brent Crude	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	SONIO	Sterling Overnight Interbank Average Rate

CAC	Cotation Assistée en Continu	DAX	Deutscher Aktien Index 30	SPI 200	Australian Equity Futures Index

CDX.HY	Credit Derivatives Index - High Yield	FTSE/MIB	Borsa Italiana’s 40 Most Liquid/Capitalized Italian Shares Equity Index	TOPIX	Tokyo Price Index

CDX.IG	Credit Derivatives Index - Investment Grade	IBEX 35	Spanish Continuous Exchange Index	ULSD	Ultra-Low Sulfur Diesel

CMBX	Commercial Mortgage-Backed Index	IBR	Indicador Bancario de Referencia	US0003M	ICE 3-Month USD LIBOR

CMDSKEWLS	CBEO SKEW Index is an index derived from the price of S&P 500 tail risk	JMABFNJ	J.P. Morgan Custom Commodity Index

Other Abbreviations:

ABS	Asset-Backed Security	KLIBOR	Kuala Lumpur Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending

ATM	At-the-money	KORIBOR	Korea Interbank Offered Rate	SOR	Swap Offer Rate

BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

CDI	Brazil Interbank Deposit Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TELBOR	Tel Aviv Inter-Bank Offered Rate

CHILIBOR	Chile Interbank Offered Rate	MIBOR	Mumbai Interbank Offered Rate	THBFIX	Thai Baht Floating-Rate Fix

CLO	Collateralized Loan Obligation	MSCI	Morgan Stanley Capital International	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

DAC	Designated Activity Company	OIS	Overnight Index Swap	WIBOR	Warsaw Interbank Offered Rate

EURIBOR	Euro Interbank Offered Rate	oz.	Ounce	WTI	West Texas Intermediate

JIBAR	Johannesburg Interbank Agreed Rate	PRIBOR	Prague Interbank Offered Rate

50	PIMCO VARIABLE INSURANCE TRUST

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month period ended June 30, 2021.

SEMIANNUAL REPORT	|	JUNE 30, 2021	51

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT11SAR_063021

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2021

PIMCO High Yield Portfolio

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2021. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic (“COVID-19”). Looking back, fourth quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was 4.3%. The economy gained momentum during the first quarter of 2021 as GDP growth in the U.S. was 6.3%. Finally, the Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was 6.5%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion a month of Treasury securities and $40 billion a month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed pushed forward its forecast for the first rate hikes. The central bank now expects two interest rate increases by the end of 2023, compared to 2024 in its March 2021 update. In addition, while Fed Chair Jerome Powell said it would begin discussing a scaling back of bond purchases, he maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” He also said that any discussion of raising rates was “highly premature.”

Economies outside the U.S. also continued to be impacted by COVID-19. In its April 2021 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.4% in 2021, compared to a 3.5% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low. It also continued to purchase bonds and, in June 2021, vowed to increase its purchases at a significantly higher pace than earlier in the year. Finally, in July 2021, after the reporting period ended, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium term, versus its previous target for inflation that was below but close to 2%. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond buying program. In June 2021, the central bank said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19-relief program by at least six months.

Both short- and long-term U.S. Treasury yields moved higher, albeit from very low levels, during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.45% at the end of the reporting period, versus 0.93% on December 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -2.02%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -1.04%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced mixed returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.65%, whereas

2	PIMCO VARIABLE INSURANCE TRUST

emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -1.00%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -3.38%.

Despite periods of volatility, global equities produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.25%, fueled, in our view, by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 13.05%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 7.45%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 5.74% and European equities, as represented by the MSCI Europe Index, returned 15.35%.

Commodity prices were volatile but generally produced positive results. When the reporting period began, Brent crude oil was approximately $51 a barrel, but ended the reporting period at roughly $75 a barrel. We believe oil prices rallied as producers reduced their output and then demand increased as global growth improved. Elsewhere, copper prices moved sharply higher, whereas gold prices declined.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar strengthened against several other major currencies. For example, the U.S. dollar returned 2.93% and 7.07% versus the euro and Japanese yen, respectively. However, the U.S. dollar returned -1.18% versus the British pound.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JUNE 30, 2021	3

Important Information About the PIMCO High Yield Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through

4	PIMCO VARIABLE INSURANCE TRUST

repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO High Yield Portfolio	04/30/98	07/01/02	04/30/98	03/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

SEMIANNUAL REPORT	|	JUNE 30, 2021	5

Important Information About the PIMCO High Yield Portfolio	(Cont.)

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolio is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolio is uncertain at this time.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO High Yield Portfolio

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of June 30, 2021†§

Corporate Bonds & Notes	92.6%

Short-Term Instruments‡	4.4%

Loan Participations and Assignments	2.3%

Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO High Yield Portfolio Institutional Class	2.37%	12.63%	6.57%	6.02%	7.28%
PIMCO High Yield Portfolio Administrative Class	2.30%	12.46%	6.41%	5.86%	5.88%
PIMCO High Yield Portfolio Advisor Class	2.25%	12.35%	6.30%	5.75%	6.05%
ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index±	2.88%	13.44%	6.99%	6.43%	6.34%	♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/1998.

± ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. ICE BofAML US High Yield, Cash Pay, BB-B Rated Index is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollar denominated corporate bonds publicly issued in the US domestic market. Prior to September 25th, 2009, the ICE BofAML Indices were known as the Merrill Lynch Indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.64% for Institutional Class shares, 0.79% for Administrative Class shares, and 0.89% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in high yield investments (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. High yield investments include securities (i) rated below investment grade by each of Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”) that provides a rating on such investment or, if unrated, determined by PIMCO to be of comparable quality, or (ii) comprising the ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index. The Portfolio may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Portfolio’s assets may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the aerospace and defense sector contributed to performance, as the Fund’s aerospace and defense positions outperformed the broader sector.

»	Security selection in the healthcare sector contributed to performance, as the Fund’s healthcare positions outperformed the broad sector.

»	Underweight exposure to the telecommunications sector contributed to performance, as the sector underperformed the broader market.

»	Underweight exposure to the energy sector detracted from performance, as the sector outperformed the broader market.

»	Security selection in the finance and insurance sector detracted from performance, as the Fund’s finance and insurance positions underperformed the broad sector.

»	Security selection in the metals and mining sector detracted from performance, as the Fund’s metals and mining positions underperformed the broad sector.

SEMIANNUAL REPORT	|	JUNE 30, 2021	7

Expense Example PIMCO High Yield Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2021 to June 30, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,023.70	$3.11	$1,000.00	$1,021.31	$3.11	0.63%
Administrative Class	1,000.00	1,023.00	3.85	1,000.00	1,020.58	3.84	0.78
Advisor Class	1,000.00	1,022.50	4.34	1,000.00	1,020.09	4.33	0.88

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 178/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	|	JUNE 30, 2021	9

Financial Highlights	PIMCO High Yield Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

01/01/2021 - 06/30/2021+	$8.01	$0.17	$0.02	$0.19	$(0.18)	$0.00	$(0.18)

12/31/2020	7.95	0.37	0.07	0.44	(0.38)	0.00	(0.38)

12/31/2019	7.28	0.39	0.68	1.07	(0.40)	0.00	(0.40)

12/31/2018	7.87	0.39	(0.58)	(0.19)	(0.40)	0.00	(0.40)

12/31/2017	7.75	0.38	0.14	0.52	(0.40)	0.00	(0.40)

12/31/2016	7.26	0.40	0.49	0.89	(0.40)	0.00	(0.40)
Administrative Class

01/01/2021 - 06/30/2021+	8.01	0.16	0.02	0.18	(0.17)	0.00	(0.17)

12/31/2020	7.95	0.36	0.07	0.43	(0.37)	0.00	(0.37)

12/31/2019	7.28	0.37	0.68	1.05	(0.38)	0.00	(0.38)

12/31/2018	7.87	0.38	(0.58)	(0.20)	(0.39)	0.00	(0.39)

12/31/2017	7.75	0.37	0.13	0.50	(0.38)	0.00	(0.38)

12/31/2016	7.26	0.38	0.50	0.88	(0.39)	0.00	(0.39)
Advisor Class

01/01/2021 - 06/30/2021+	8.01	0.16	0.02	0.18	(0.17)	0.00	(0.17)

12/31/2020	7.95	0.35	0.07	0.42	(0.36)	0.00	(0.36)

12/31/2019	7.28	0.37	0.68	1.05	(0.38)	0.00	(0.38)

12/31/2018	7.87	0.37	(0.58)	(0.21)	(0.38)	0.00	(0.38)

12/31/2017	7.75	0.36	0.14	0.50	(0.38)	0.00	(0.38)

12/31/2016	7.26	0.37	0.51	0.88	(0.39)	0.00	(0.39)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organization expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)	Ratio of expenses to average net assets includes line of credit expenses.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.02	2.37%	$12,015	0.63	%*(d)	0.63	%*(d)	0.60	%*	0.60	%*	4.32	%*	19%

8.01	5.90	10,147	0.64	(d)	0.64	(d)	0.60		0.60		4.79		31

7.95	14.90	11,169	0.63	(d)	0.63	(d)	0.60		0.60		4.97		30

7.28	(2.50)	9,211	0.63	(d)	0.63	(d)	0.60		0.60		5.11		17

7.87	6.77	10,863	0.61	(d)	0.61	(d)	0.60		0.60		4.80		25

7.75	12.61	9,937	0.61	(d)	0.61	(d)	0.60		0.60		5.24		30

8.02	2.30	734,509	0.78	*(d)	0.78	*(d)	0.75	*	0.75	*	4.17	*	19

8.01	5.75	764,646	0.79	(d)	0.79	(d)	0.75		0.75		4.65		31

7.95	14.72	895,701	0.78	(d)	0.78	(d)	0.75		0.75		4.83		30

7.28	(2.65)	847,818	0.78	(d)	0.78	(d)	0.75		0.75		4.96		17

7.87	6.61	1,016,642	0.76	(d)	0.76	(d)	0.75		0.75		4.64		25

7.75	12.45	1,049,825	0.76	(d)	0.76	(d)	0.75		0.75		5.09		30

8.02	2.25	19,541	0.88	*(d)	0.88	*(d)	0.85	*	0.85	*	4.07	*	19

8.01	5.64	19,470	0.89	(d)	0.89	(d)	0.85		0.85		4.51		31

7.95	14.61	33,523	0.88	(d)	0.88	(d)	0.85		0.85		4.73		30

7.28	(2.75)	16,190	0.88	(d)	0.88	(d)	0.85		0.85		4.83		17

7.87	6.50	29,721	0.86	(d)	0.86	(d)	0.85		0.85		4.53		25

7.75	12.34	41,147	0.86	(d)	0.86	(d)	0.85		0.85		4.96		30

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	11

Statement of Assets and Liabilities	PIMCO High Yield Portfolio	June 30, 2021	(Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$728,990
Investments in Affiliates	33,776

Financial Derivative Instruments
Exchange-traded or centrally cleared	19
Over the counter	398
Cash	416
Deposits with counterparty	4,056
Foreign currency, at value	78
Receivable for investments sold	1,042
Receivable for Portfolio shares sold	107
Interest and/or dividends receivable	10,143
Dividends receivable from Affiliates	6
Prepaid expenses	7
Total Assets	779,038

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$2,775
Payable for investments purchased	4,387
Payable for investments in Affiliates purchased	6
Payable for investments purchased on a delayed-delivery basis	279
Deposits from counterparty	320
Payable for Portfolio shares redeemed	4,720
Accrued investment advisory fees	157
Accrued supervisory and administrative fees	219
Accrued distribution fees	4
Accrued servicing fees	90
Other liabilities	16
Total Liabilities	12,973

Net Assets	$766,065

Net Assets Consist of:

Paid in capital	$744,493
Distributable earnings (accumulated loss)	21,572

Net Assets	$766,065

Net Assets:

Institutional Class	$12,015
Administrative Class	734,509
Advisor Class	19,541

Shares Issued and Outstanding:

Institutional Class	1,498
Administrative Class	91,563
Advisor Class	2,436

Net Asset Value Per Share Outstanding(a):

Institutional Class	$8.02
Administrative Class	8.02
Advisor Class	8.02

Cost of investments in securities	$691,263
Cost of investments in Affiliates	$33,694
Cost of foreign currency held	$75

Cost or premiums of financial derivative instruments, net	$3,384

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO High Yield Portfolio

Six Months Ended June 30, 2021 (Unaudited) (Amounts in thousands†)

Investment Income:

Interest	$18,557
Dividends from Investments in Affiliates	66
Total Income	18,623

Expenses:

Investment advisory fees	941
Supervisory and administrative fees	1,317
Servicing fees - Administrative Class	543
Distribution and/or servicing fees - Advisor Class	23
Trustee fees	12
Interest expense	96
Total Expenses	2,932

Net Investment Income (Loss)	15,691

Net Realized Gain (Loss):

Investments in securities	5,915
Investments in Affiliates	(2)
Exchange-traded or centrally cleared financial derivative instruments	1,687
Over the counter financial derivative instruments	1,043
Foreign currency	(2)

Net Realized Gain (Loss)	8,641

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(5,827)
Investments in Affiliates	0
Exchange-traded or centrally cleared financial derivative instruments	(377)
Over the counter financial derivative instruments	(418)
Foreign currency assets and liabilities	(4)

Net Change in Unrealized Appreciation (Depreciation)	(6,626)

Net Increase (Decrease) in Net Assets Resulting from Operations	$17,706
† A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	13

Statements of Changes in Net Assets	PIMCO High Yield Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$15,691	$38,085
Net realized gain (loss)	8,641	(12,527)
Net change in unrealized appreciation (depreciation)	(6,626)	15,301

Net Increase (Decrease) in Net Assets Resulting from Operations	17,706	40,859

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(236)	(497)
Administrative Class	(15,950)	(38,039)
Advisor Class	(395)	(899)

Total Distributions(a)	(16,581)	(39,435)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(29,323)	(147,554)

Total Increase (Decrease) in Net Assets	(28,198)	(146,130)

Net Assets:

Beginning of period	794,263	940,393
End of period	$766,065	$794,263

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO High Yield Portfolio	June 30, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 2.2%

AAdvantage Loyalty IP Ltd.
5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~		$1,100	$1,148

CommScope, Inc.
3.346% (LIBOR03M + 3.250%) due 04/06/2026 ~		983	979

Da Vinci Purchaser Corp.
5.000% (LIBOR03M + 4.000%) due 01/08/2027 ~		993	997

Diamond Sports Group LLC
3.360% (LIBOR03M + 3.250%) due 08/24/2026 ~		983	600

Emerald TopCo, Inc.
3.604% - 3.686% (LIBOR03M + 3.500%) due 07/24/2026 ~		739	736

Envision Healthcare Corp.
3.854% (LIBOR03M + 3.750%) due 10/10/2025 ~		1,953	1,677

Getty Images, Inc.
4.625% (LIBOR03M + 4.500%) due 02/19/2026 ~		1,692	1,693

Nouryon Finance BV
2.843% - 5.000% (LIBOR03M + 2.750%) due 10/01/2025 ~		954	948

RegionalCare Hospital Partners Holdings, Inc.
3.854% (LIBOR03M + 3.750%) due 11/16/2025 ~		865	865

Sotera Health Holdings LLC
3.250% (LIBOR03M + 2.750%) due 12/11/2026 ~		4,000	3,993

U.S. Renal Care, Inc.
5.125% (LIBOR03M + 5.000%) due 06/26/2026 ~		2,456	2,470

Victoria’s Secret & Co.
TBD% due 06/30/2028		900	891

Total Loan Participations and Assignments (Cost $17,519)			16,997

CORPORATE BONDS & NOTES 92.3%

BANKING & FINANCE 9.7%

Acrisure LLC
4.250% due 02/15/2029		875	866

Allied Universal Holdco LLC
3.625% due 06/01/2028	EUR	400	471
4.625% due 06/01/2028		$200	201
6.625% due 07/15/2026		1,500	1,592

Ally Financial, Inc.
8.000% due 11/01/2031		1,401	2,003

CIT Group, Inc.
5.000% due 08/15/2022		2,000	2,093

Credit Acceptance Corp.
5.125% due 12/31/2024		1,000	1,039

CTR Partnership LP
3.875% due 06/30/2028		600	614

ESH Hospitality, Inc.
5.250% due 05/01/2025		1,000	1,020

Ford Motor Credit Co. LLC
2.900% due 02/16/2028		750	747
3.096% due 05/04/2023		3,000	3,064
3.375% due 11/13/2025		1,000	1,038
4.000% due 11/13/2030		1,000	1,049
4.063% due 11/01/2024		1,000	1,065
4.125% due 08/17/2027		1,000	1,062
4.134% due 08/04/2025		1,000	1,070
4.140% due 02/15/2023		1,500	1,556
4.250% due 09/20/2022		1,000	1,035
4.375% due 08/06/2023		1,000	1,057
4.542% due 08/01/2026		500	545
5.113% due 05/03/2029		750	841
5.125% due 06/16/2025		750	827

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.584% due 03/18/2024	$1,500	$1,645
5.596% due 01/07/2022	1,500	1,533

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025	1,500	1,560

Freedom Mortgage Corp.
6.625% due 01/15/2027 (a)	1,100	1,109

Greystar Real Estate Partners LLC
5.750% due 12/01/2025	1,000	1,031

HAT Holdings LLC
3.375% due 06/15/2026	1,200	1,210
3.750% due 09/15/2030	1,000	980

Howard Hughes Corp.
5.375% due 08/01/2028	750	798

Intesa Sanpaolo SpA
5.017% due 06/26/2024	1,000	1,089
5.710% due 01/15/2026	1,000	1,132
7.700% due 09/17/2025 •(c)(d)	1,000	1,148

iStar, Inc.
4.250% due 08/01/2025	1,000	1,032

Ladder Capital Finance Holdings LLLP
4.750% due 06/15/2029	450	451

Lloyds Banking Group PLC
7.500% due 06/27/2024 •(c)(d)	4,000	4,561

MGM Growth Properties Operating Partnership LP
4.500% due 09/01/2026	1,000	1,069
5.625% due 05/01/2024	1,000	1,084
5.750% due 02/01/2027	750	836

Midcap Financial Issuer Trust
6.500% due 05/01/2028	1,025	1,074

MPT Operating Partnership LP
3.500% due 03/15/2031	1,000	1,011

Nationstar Mortgage Holdings, Inc.
5.125% due 12/15/2030	1,000	997
5.500% due 08/15/2028	1,000	1,010

Navient Corp.
6.125% due 03/25/2024	500	541
6.500% due 06/15/2022	1,000	1,044
7.250% due 01/25/2022	500	519

NCL Finance Ltd.
6.125% due 03/15/2028	250	263

OneMain Finance Corp.
5.375% due 11/15/2029	1,000	1,090
5.625% due 03/15/2023	1,000	1,069
6.125% due 03/15/2024	1,000	1,077
6.625% due 01/15/2028	750	862
6.875% due 03/15/2025	1,000	1,130
7.125% due 03/15/2026	1,000	1,166
8.875% due 06/01/2025	500	556

Park Intermediate Holdings LLC
4.875% due 05/15/2029	1,325	1,372
7.500% due 06/01/2025	1,000	1,087

Paysafe Finance PLC
4.000% due 06/15/2029	1,500	1,479

PennyMac Financial Services, Inc.
4.250% due 02/15/2029	1,500	1,447

Quicken Loans LLC
3.875% due 03/01/2031	750	757
5.250% due 01/15/2028	1,000	1,051

RHP Hotel Properties LP
4.500% due 02/15/2029	750	753
4.750% due 10/15/2027	1,000	1,029

RLJ Lodging Trust LP
3.750% due 07/01/2026	1,000	1,011

SBA Communications Corp.
3.125% due 02/01/2029	2,000	1,933

United Wholesale Mortgage LLC
5.500% due 11/15/2025	750	779

VICI Properties LP
4.125% due 08/15/2030	500	515
4.625% due 12/01/2029	500	532

		74,277

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 75.0%

Academy Ltd.
6.000% due 11/15/2027	$750	$804

AdaptHealth LLC
4.625% due 08/01/2029	250	254
6.125% due 08/01/2028	500	533

Adient Global Holdings Ltd.
4.875% due 08/15/2026	2,000	2,061

ADT Security Corp.
4.125% due 06/15/2023	1,000	1,054
4.875% due 07/15/2032	1,000	1,057

Advantage Sales & Marketing, Inc.
6.500% due 11/15/2028	1,000	1,056

Albertsons Cos., Inc.
3.250% due 03/15/2026	250	254
3.500% due 03/15/2029	1,000	990
4.625% due 01/15/2027	250	262
4.875% due 02/15/2030	1,000	1,068
7.500% due 03/15/2026	1,500	1,651

Altice Financing S.A.
5.000% due 01/15/2028	1,000	983
7.500% due 05/15/2026	1,250	1,303

Altice France Holding S.A.
6.000% due 02/15/2028	1,000	997

Altice France S.A.
5.125% due 01/15/2029	500	504
5.125% due 07/15/2029	1,000	1,006
5.500% due 01/15/2028	2,000	2,078
7.375% due 05/01/2026	660	687
8.125% due 02/01/2027	3,400	3,709

AMC Networks, Inc.
4.250% due 02/15/2029	1,000	1,010
4.750% due 08/01/2025	500	515
5.000% due 04/01/2024	400	406

American Airlines, Inc.
5.500% due 04/20/2026	1,900	2,014
5.750% due 04/20/2029	1,000	1,083

American Builders & Contractors Supply Co., Inc.
3.875% due 11/15/2029	1,000	997
4.000% due 01/15/2028	2,000	2,052

Amsted Industries, Inc.
4.625% due 05/15/2030	1,000	1,026
5.625% due 07/01/2027	500	529

ANGI Group LLC
3.875% due 08/15/2028	625	622

Antero Resources Corp.
5.375% due 03/01/2030	300	307

Apache Corp.
4.375% due 10/15/2028	500	533
4.625% due 11/15/2025	500	541
4.875% due 11/15/2027	1,500	1,627

APi Group DE, Inc.
4.125% due 07/15/2029	800	797

Aramark Services, Inc.
5.000% due 02/01/2028 (e)	1,000	1,048

Arches Buyer, Inc.
4.250% due 06/01/2028	1,000	990

Ardagh Metal Packaging Finance USA LLC
3.250% due 09/01/2028	500	500
4.000% due 09/01/2029	625	621

Ardagh Packaging Finance PLC
4.125% due 08/15/2026	750	775
5.250% due 08/15/2027	2,000	2,042
6.000% due 02/15/2025	413	427

Ascend Learning LLC
6.875% due 08/01/2025	1,500	1,535

Ascent Resources Utica Holdings LLC
5.875% due 06/30/2029	1,000	1,001
7.000% due 11/01/2026	1,000	1,050

Ashland LLC
4.750% due 08/15/2022	225	233

Audacy Capital Corp.
6.500% due 05/01/2027	250	261
6.750% due 03/31/2029	500	520

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	15

Schedule of Investments	PIMCO High Yield Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Avantor Funding, Inc.
4.625% due 07/15/2028	$1,750	$1,850

Avient Corp.
5.750% due 05/15/2025	750	794

Axalta Coating Systems LLC
3.375% due 02/15/2029	750	735
4.750% due 06/15/2027	1,250	1,313

B.C. Unlimited Liability Co.
3.500% due 02/15/2029	1,000	989
3.875% due 01/15/2028	1,275	1,293
4.000% due 10/15/2030	2,000	1,938
4.250% due 05/15/2024	516	522

Ball Corp.
5.250% due 07/01/2025	1,500	1,697

Bausch Health Americas, Inc.
8.500% due 01/31/2027	1,000	1,089
9.250% due 04/01/2026	1,000	1,089

Bausch Health Cos., Inc.
5.000% due 01/30/2028	1,000	950
5.250% due 01/30/2030	1,000	931
5.250% due 02/15/2031	750	702
5.500% due 11/01/2025	2,000	2,055
5.750% due 08/15/2027	1,000	1,064
7.000% due 01/15/2028	1,000	1,033
7.250% due 05/30/2029	1,000	1,025
9.000% due 12/15/2025	1,000	1,074

BCPE Empire Holdings, Inc.
7.625% due 05/01/2027	875	897

Berry Global, Inc.
4.500% due 02/15/2026	594	608
5.125% due 07/15/2023	285	286

Black Knight InfoServ LLC
3.625% due 09/01/2028	500	498

Bombardier, Inc.
7.125% due 06/15/2026	1,250	1,310
7.500% due 03/15/2025	750	773
7.875% due 04/15/2027	1,000	1,039

Boxer Parent Co., Inc.
7.125% due 10/02/2025	1,000	1,073

Boyd Gaming Corp.
4.750% due 12/01/2027	1,000	1,036
4.750% due 06/15/2031	400	416

Boyne USA, Inc.
4.750% due 05/15/2029	500	517

Buckeye Partners LP
4.125% due 03/01/2025	875	910
4.500% due 03/01/2028	625	642

Builders FirstSource, Inc.
5.000% due 03/01/2030	1,250	1,316

BY Crown Parent LLC
4.250% due 01/31/2026	875	918

Cable One, Inc.
4.000% due 11/15/2030	625	628

Cablevision Lightpath LLC
3.875% due 09/15/2027	750	744
5.625% due 09/15/2028	250	255

Caesars Entertainment, Inc.
6.250% due 07/01/2025	875	929

Caesars Resort Collection LLC
5.250% due 10/15/2025	1,750	1,774
5.750% due 07/01/2025	800	844

Camelot Finance S.A.
4.500% due 11/01/2026	1,000	1,050

Cargo Aircraft Management, Inc.
4.750% due 02/01/2028	1,000	1,023

Carnival Corp.
5.750% due 03/01/2027	1,500	1,573
7.625% due 03/01/2026	1,250	1,359
11.500% due 04/01/2023	1,000	1,127

Cascades, Inc.
5.125% due 01/15/2026	500	534
5.375% due 01/15/2028	1,000	1,053

Catalent Pharma Solutions, Inc.
3.125% due 02/15/2029	1,250	1,212
5.000% due 07/15/2027	1,000	1,046

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CCO Holdings LLC
4.250% due 02/01/2031	$2,000	$2,040
4.500% due 08/15/2030	2,000	2,085
4.500% due 05/01/2032	1,250	1,300
4.500% due 06/01/2033	2,000	2,049
4.750% due 03/01/2030	1,000	1,059
5.000% due 02/01/2028	1,000	1,050
5.125% due 05/01/2027	1,000	1,050
5.375% due 06/01/2029	1,500	1,642
5.750% due 02/15/2026	1,495	1,549

CD&R Smokey Buyer, Inc.
6.750% due 07/15/2025	500	537

Cedar Fair LP
5.250% due 07/15/2029	1,250	1,290

Centene Corp.
2.500% due 03/01/2031	1,000	988
3.375% due 02/15/2030	1,000	1,047
4.625% due 12/15/2029	1,500	1,652
5.375% due 06/01/2026	500	523
5.375% due 08/15/2026	1,000	1,046

Centennial Resource Production LLC
5.375% due 01/15/2026	2,000	1,966

CF Industries, Inc.
5.150% due 03/15/2034	2,000	2,428

Charles River Laboratories International, Inc.
3.750% due 03/15/2029	1,000	1,015
4.000% due 03/15/2031	1,000	1,042

Cheniere Energy Partners LP
4.000% due 03/01/2031	1,500	1,569
4.500% due 10/01/2029	1,000	1,076
5.625% due 10/01/2026	500	520

Cheniere Energy, Inc.
4.625% due 10/15/2028	1,375	1,452

Cheplapharm Arzneimittel GmbH
5.500% due 01/15/2028	1,000	1,026

Chesapeake Energy Corp.
5.500% due 02/01/2026	175	185
5.875% due 02/01/2029	175	190

Churchill Downs, Inc.
4.750% due 01/15/2028	2,000	2,072
5.500% due 04/01/2027	750	783

Cirsa Finance International SARL
7.875% due 12/20/2023	900	920

Clarios Global LP
6.250% due 05/15/2026	900	960
8.500% due 05/15/2027	1,000	1,091

Clarivate Science Holdings Corp.
3.875% due 06/30/2028	1,300	1,313
4.875% due 06/30/2029	900	925

Clean Harbors, Inc.
4.875% due 07/15/2027	750	788
5.125% due 07/15/2029	375	409

CNX Midstream Partners LP
6.500% due 03/15/2026	1,000	1,050

Colfax Corp.
6.375% due 02/15/2026	375	397

Colgate Energy Partners LLC
5.875% due 07/01/2029	1,100	1,143

CommScope Technologies LLC
5.000% due 03/15/2027	1,000	1,025
6.000% due 06/15/2025	1,084	1,108

CommScope, Inc.
6.000% due 03/01/2026	250	264
7.125% due 07/01/2028	1,000	1,085
8.250% due 03/01/2027	750	803

Community Health Systems, Inc.
4.750% due 02/15/2031	1,000	1,005
5.625% due 03/15/2027	1,250	1,336
6.000% due 01/15/2029	250	268
6.625% due 02/15/2025	1,000	1,059
6.875% due 04/15/2029	750	787
8.000% due 03/15/2026	875	944

Comstock Resources, Inc.
5.875% due 01/15/2030	325	332
6.750% due 03/01/2029	1,000	1,066
7.500% due 05/15/2025	514	535

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Connect Finco SARL
6.750% due 10/01/2026	$1,250	$1,323

Consolidated Communications, Inc.
5.000% due 10/01/2028	250	254

Constellium SE
5.875% due 02/15/2026	500	515

Continental Resources, Inc.
3.800% due 06/01/2024	500	529
4.375% due 01/15/2028	1,250	1,386
4.500% due 04/15/2023	201	210
4.900% due 06/01/2044	500	567

Cooper-Standard Automotive, Inc.
5.625% due 11/15/2026	750	709

Core & Main Holdings LP (8.625% Cash or 9.375% PIK)
8.625% due 09/15/2024 (b)	625	640

Core & Main LP
6.125% due 08/15/2025	4,000	4,094

CoreLogic, Inc.
4.500% due 05/01/2028	1,250	1,241

Coty, Inc.
5.000% due 04/15/2026	750	763
6.500% due 04/15/2026	1,500	1,523

Crocs, Inc.
4.250% due 03/15/2029	750	767

Crown Americas LLC
4.250% due 09/30/2026	1,000	1,075
4.500% due 01/15/2023	1,000	1,049
4.750% due 02/01/2026	1,000	1,039

CSC Holdings LLC
3.375% due 02/15/2031	1,000	946
4.625% due 12/01/2030	500	491
5.250% due 06/01/2024	1,000	1,085
5.375% due 02/01/2028	500	530
5.500% due 04/15/2027	1,000	1,053
5.750% due 01/15/2030	2,800	2,912
5.875% due 09/15/2022	1,000	1,053
6.500% due 02/01/2029	1,000	1,109

DaVita, Inc.
3.750% due 02/15/2031	1,750	1,682
4.625% due 06/01/2030	1,500	1,544

DCP Midstream Operating LP
5.125% due 05/15/2029	1,000	1,106
5.375% due 07/15/2025	1,500	1,672

Dell International LLC
7.125% due 06/15/2024	1,000	1,028

Delta Air Lines, Inc.
7.375% due 01/15/2026	400	470

Deluxe Corp.
8.000% due 06/01/2029	775	843

Devon Energy Corp.
5.250% due 10/15/2027	650	701

Diamond Resorts International, Inc.
7.750% due 09/01/2023	1,500	1,547

Diamond Sports Group LLC
5.375% due 08/15/2026	2,000	1,298
6.625% due 08/15/2027	1,000	493

DISH DBS Corp.
5.000% due 03/15/2023	500	525
5.875% due 07/15/2022	1,500	1,567
5.875% due 11/15/2024	2,000	2,150

DKT Finance ApS
9.375% due 06/17/2023	1,000	1,024

DT Midstream, Inc.
4.125% due 06/15/2029	1,700	1,728
4.375% due 06/15/2031	1,700	1,739

Dun & Bradstreet Corp.
6.875% due 08/15/2026	1,199	1,275

Edgewell Personal Care Co.
4.125% due 04/01/2029	1,000	1,011
5.500% due 06/01/2028	750	797

Element Solutions, Inc.
3.875% due 09/01/2028	1,000	1,022

EMC Corp.
3.375% due 06/01/2023	1,000	1,041

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Endo Dac
6.000% due 06/30/2028	$1,000	$676
9.500% due 07/31/2027	656	670

Endo Luxembourg Finance Co. SARL
6.125% due 04/01/2029	500	491

Energizer Holdings, Inc.
4.375% due 03/31/2029	1,000	1,002
4.750% due 06/15/2028	500	513

EnLink Midstream Partners LP
4.150% due 06/01/2025	1,500	1,573
5.450% due 06/01/2047	750	669

EQM Midstream Partners LP
4.125% due 12/01/2026	1,000	1,026
4.500% due 01/15/2029	500	509
4.750% due 01/15/2031	1,000	1,032
6.000% due 07/01/2025	250	272
6.500% due 07/01/2027	500	559
6.500% due 07/15/2048	500	536

EQT Corp.
3.000% due 10/01/2022	162	166
7.625% due 02/01/2025	500	584

Fairstone Financial, Inc.
7.875% due 07/15/2024	1,500	1,569

Flex Acquisition Co., Inc.
6.875% due 01/15/2025	1,750	1,783
7.875% due 07/15/2026	1,000	1,043

Freeport-McMoRan, Inc.
4.125% due 03/01/2028	1,000	1,045
5.000% due 09/01/2027	875	927
5.250% due 09/01/2029	750	830
5.400% due 11/14/2034	2,500	3,023

Frontier Communications Holdings LLC
5.000% due 05/01/2028	500	518
5.875% due 10/15/2027	625	670
6.750% due 05/01/2029	750	799

Gap, Inc.
8.625% due 05/15/2025	750	824
8.875% due 05/15/2027	1,000	1,160

Garda World Security Corp.
4.625% due 02/15/2027	1,500	1,511

GCP Applied Technologies, Inc.
5.500% due 04/15/2026	2,000	2,060

GFL Environmental, Inc.
3.500% due 09/01/2028	1,500	1,498

Global Medical Response, Inc.
6.500% due 10/01/2025	1,500	1,546

Go Daddy Operating Co. LLC
3.500% due 03/01/2029	2,000	1,991

goeasy Ltd.
5.375% due 12/01/2024	1,000	1,035

Graphic Packaging International LLC
3.500% due 03/15/2028	750	758
4.125% due 08/15/2024	500	538
4.875% due 11/15/2022	500	524

Great Lakes Dredge & Dock Corp.
5.250% due 06/01/2029	350	362

Griffon Corp.
5.750% due 03/01/2028	1,250	1,332

H-Food Holdings LLC
8.500% due 06/01/2026	2,000	2,091

Hanesbrands, Inc.
4.625% due 05/15/2024	1,000	1,061
4.875% due 05/15/2026	1,500	1,622

Harsco Corp.
5.750% due 07/31/2027	1,000	1,050

Harvest Midstream LP
7.500% due 09/01/2028	750	816

Hawaiian Brand Intellectual Property Ltd.
5.750% due 01/20/2026	875	941

HCA, Inc.
3.500% due 09/01/2030	2,000	2,132
5.375% due 02/01/2025	1,500	1,694
5.875% due 05/01/2023	1,000	1,088

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032	1,500	1,483
3.750% due 05/01/2029	625	632

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 05/01/2031	$625	$631
4.875% due 01/15/2030	1,000	1,070

Hilton Grand Vacations Borrower Escrow LLC
4.875% due 07/01/2031	750	749
5.000% due 06/01/2029	850	870

Hilton Worldwide Finance LLC
4.875% due 04/01/2027	750	784

Howmet Aerospace, Inc.
5.125% due 10/01/2024	1,000	1,106
5.950% due 02/01/2037	1,000	1,211

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)	500	526

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)	500	547

Imola Merger Corp.
4.750% due 05/15/2029	1,000	1,030

Indigo Merger Sub, Inc.
2.875% due 07/15/2026 (a)	1,200	1,220

Indigo Natural Resources LLC
5.375% due 02/01/2029	1,000	1,046

INEOS Quattro Finance 2 PLC
3.375% due 01/15/2026	875	888

Ingevity Corp.
3.875% due 11/01/2028	1,500	1,491

International Game Technology PLC
5.250% due 01/15/2029	750	805
6.250% due 01/15/2027	500	572
6.500% due 02/15/2025	1,500	1,684

IQVIA, Inc.
5.000% due 10/15/2026	2,000	2,075
5.000% due 05/15/2027	1,000	1,050

Jaguar Holding Co.
4.625% due 06/15/2025	1,000	1,052
5.000% due 06/15/2028	750	814

Jazz Securities DAC
4.375% due 01/15/2029	625	649

JELD-WEN, Inc.
4.625% due 12/15/2025	1,000	1,021
4.875% due 12/15/2027	1,750	1,822

Kaiser Aluminum Corp.
4.500% due 06/01/2031	300	308
4.625% due 03/01/2028	1,000	1,034

KB Home
4.000% due 06/15/2031	600	606

KFC Holding Co.
4.750% due 06/01/2027	750	786

Kraft Heinz Foods Co.
4.250% due 03/01/2031	1,000	1,137
4.375% due 06/01/2046	1,000	1,135
4.875% due 10/01/2049	750	912
5.000% due 07/15/2035	500	615
5.000% due 06/04/2042	3,000	3,670
5.200% due 07/15/2045	3,000	3,731
5.500% due 06/01/2050	750	976

L Brands, Inc.
6.625% due 10/01/2030	625	724
6.875% due 11/01/2035	2,000	2,535

LABL Escrow Issuer LLC
6.750% due 07/15/2026	2,000	2,137

Lamar Media Corp.
3.625% due 01/15/2031	500	490
3.750% due 02/15/2028	1,000	1,019

Lamb Weston Holdings, Inc.
4.625% due 11/01/2024	1,000	1,038
4.875% due 11/01/2026	1,000	1,035

Legacy LifePoint Health LLC
4.375% due 02/15/2027	500	507

Level 3 Financing, Inc.
3.750% due 07/15/2029	875	852
5.250% due 03/15/2026	1,000	1,033
5.375% due 05/01/2025	1,000	1,023

Levi Strauss & Co.
3.500% due 03/01/2031	1,000	997

Live Nation Entertainment, Inc.
4.875% due 11/01/2024	500	509
6.500% due 05/15/2027	875	974

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LogMeIn, Inc.
5.500% due 09/01/2027	$750	$778

Madison IAQ LLC
5.875% due 06/30/2029	1,500	1,528

Magnolia Oil & Gas Operating LLC
6.000% due 08/01/2026	1,250	1,293

Marriott Ownership Resorts, Inc.
4.500% due 06/15/2029	1,425	1,446
4.750% due 01/15/2028	500	513
6.500% due 09/15/2026	1,000	1,040

Masonite International Corp.
5.375% due 02/01/2028	1,500	1,594

Mattel, Inc.
3.375% due 04/01/2026	500	519
3.750% due 04/01/2029	500	521
5.875% due 12/15/2027	1,000	1,091

Mauser Packaging Solutions Holding Co.
5.500% due 04/15/2024	2,500	2,528

MDC Holdings, Inc.
6.000% due 01/15/2043	1,000	1,290

MEG Energy Corp.
5.875% due 02/01/2029	500	522
7.125% due 02/01/2027	1,500	1,602

MGM Resorts International
5.500% due 04/15/2027	327	360
5.750% due 06/15/2025	657	725
6.000% due 03/15/2023	500	536
7.750% due 03/15/2022	1,000	1,046

Midwest Gaming Borrower LLC
4.875% due 05/01/2029	1,000	1,003

MPH Acquisition Holdings LLC
5.750% due 11/01/2028	1,500	1,509

MSCI, Inc.
3.625% due 09/01/2030	500	513
4.000% due 11/15/2029	1,000	1,058
5.375% due 05/15/2027	500	534

Nabors Industries, Inc.
9.000% due 02/01/2025	187	197

NCL Corp. Ltd.
5.875% due 03/15/2026	625	656
10.250% due 02/01/2026	500	582

NCR Corp.
5.000% due 10/01/2028	500	518
5.125% due 04/15/2029	1,000	1,033
5.250% due 10/01/2030	375	390

NESCO Holdings, Inc.
5.500% due 04/15/2029	375	392

Netflix, Inc.
4.375% due 11/15/2026	2,500	2,846
4.875% due 04/15/2028	1,500	1,746
4.875% due 06/15/2030	1,000	1,192
5.375% due 11/15/2029	500	608
5.875% due 02/15/2025	500	579

Nexstar Broadcasting, Inc.
4.750% due 11/01/2028	500	514
5.625% due 07/15/2027	1,750	1,857

NextEra Energy Operating Partners LP
4.250% due 07/15/2024	625	660
4.250% due 09/15/2024	45	48
4.500% due 09/15/2027	750	813

Nielsen Co. Luxembourg SARL
5.000% due 02/01/2025 (e)	1,500	1,547

Nielsen Finance LLC
4.500% due 07/15/2029	1,500	1,506
5.625% due 10/01/2028	500	529
5.875% due 10/01/2030	750	818

Northriver Midstream Finance LP
5.625% due 02/15/2026	1,125	1,170

Nouryon Holding BV
8.000% due 10/01/2026	3,500	3,714

Novelis Corp.
4.750% due 01/30/2030	2,000	2,102
5.875% due 09/30/2026	2,500	2,604

Nufarm Australia Ltd.
5.750% due 04/30/2026	750	772

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	17

Schedule of Investments	PIMCO High Yield Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NuStar Logistics LP
5.750% due 10/01/2025	$625	$682
6.375% due 10/01/2030	500	554

Occidental Petroleum Corp.
1.606% (US0003M + 1.450%) due 08/15/2022 ~	3,000	2,986
2.700% due 02/15/2023	500	512
2.900% due 08/15/2024	500	512
3.400% due 04/15/2026	500	513
3.500% due 06/15/2025	1,000	1,024
4.300% due 08/15/2039	750	718
4.400% due 04/15/2046	500	481
4.625% due 06/15/2045	2,000	1,957
5.550% due 03/15/2026	1,000	1,108
5.875% due 09/01/2025	625	696
6.375% due 09/01/2028	500	584
6.450% due 09/15/2036	750	898
6.600% due 03/15/2046	1,000	1,191
6.625% due 09/01/2030	750	901
7.500% due 05/01/2031	500	631
8.000% due 07/15/2025	500	599
8.875% due 07/15/2030	875	1,171

ON Semiconductor Corp.
3.875% due 09/01/2028	1,000	1,032

Open Text Corp.
5.875% due 06/01/2026	1,500	1,556

Organon Finance 1 LLC
4.125% due 04/30/2028	1,750	1,787
5.125% due 04/30/2031	1,750	1,805

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028	1,350	1,477
7.375% due 06/01/2025	450	485

Outfront Media Capital LLC
5.000% due 08/15/2027	1,000	1,037

Ovintiv, Inc.
6.500% due 08/15/2034	1,500	1,983

Owens & Minor, Inc.
4.500% due 03/31/2029	1,250	1,286

Par Pharmaceutical, Inc.
7.500% due 04/01/2027	1,295	1,326

Parkland Corp.
5.875% due 07/15/2027	1,750	1,871

PDC Energy, Inc.
5.750% due 05/15/2026	1,000	1,046
6.125% due 09/15/2024	1,000	1,026

Performance Food Group, Inc.
5.500% due 06/01/2024	500	502
5.500% due 10/15/2027	500	526

PetSmart, Inc.
4.750% due 02/15/2028	1,500	1,560
7.750% due 02/15/2029	1,250	1,380

Pilgrim’s Pride Corp.
5.875% due 09/30/2027	1,000	1,066

PM General Purchaser LLC
9.500% due 10/01/2028	1,000	1,055

Post Holdings, Inc.
4.500% due 09/15/2031	2,750	2,749
4.625% due 04/15/2030	1,000	1,018
5.500% due 12/15/2029	1,000	1,075
5.625% due 01/15/2028	1,250	1,329
5.750% due 03/01/2027	2,000	2,095

Precision Drilling Corp.
6.875% due 01/15/2029	575	593

Prestige Brands, Inc.
3.750% due 04/01/2031	1,000	966
5.125% due 01/15/2028	1,000	1,056

Prime Healthcare Services, Inc.
7.250% due 11/01/2025	1,000	1,084

Prime Security Services Borrower LLC
5.250% due 04/15/2024	1,000	1,073
5.750% due 04/15/2026	1,000	1,107
6.250% due 01/15/2028	1,000	1,065

Qorvo, Inc.
3.375% due 04/01/2031	1,250	1,307

Radiate Holdco LLC
4.500% due 09/15/2026	1,000	1,038
6.500% due 09/15/2028	1,000	1,052

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Range Resources Corp.
4.875% due 05/15/2025		$1,000	$1,036
5.000% due 03/15/2023		561	582

Rattler Midstream LP
5.625% due 07/15/2025		375	395

RBS Global, Inc.
4.875% due 12/15/2025		2,000	2,047

Renewable Energy Group, Inc.
5.875% due 06/01/2028		600	631

Reynolds Group Issuer, Inc.
4.000% due 10/15/2027		1,875	1,864

Rite Aid Corp.
7.500% due 07/01/2025		750	760

Rockies Express Pipeline LLC
4.800% due 05/15/2030		500	501
6.875% due 04/15/2040		500	529

Rolls-Royce PLC
5.750% due 10/15/2027		750	827

Royal Caribbean Cruises Ltd.
5.500% due 04/01/2028		500	524
11.500% due 06/01/2025		1,800	2,077

RP Escrow Issuer LLC
5.250% due 12/15/2025		500	524

Sabre GLBL, Inc.
7.375% due 09/01/2025		1,000	1,089
9.250% due 04/15/2025		500	596

Scientific Games International, Inc.
5.000% due 10/15/2025		1,500	1,553
7.000% due 05/15/2028		750	821

SCIH Salt Holdings, Inc.
4.875% due 05/01/2028		1,000	1,002
6.625% due 05/01/2029		500	502

Scripps Escrow, Inc.
5.875% due 07/15/2027		750	778

Seagate HDD Cayman
3.375% due 07/15/2031		1,000	968

Sealed Air Corp.
5.250% due 04/01/2023		1,500	1,589
5.500% due 09/15/2025		1,000	1,122

Select Medical Corp.
6.250% due 08/15/2026		1,000	1,067

Sensata Technologies BV
5.625% due 11/01/2024		1,250	1,393

Sensata Technologies, Inc.
3.750% due 02/15/2031		1,000	990
4.375% due 02/15/2030		500	528

Sigma Holdco BV
5.750% due 05/15/2026	EUR	1,000	1,155
7.875% due 05/15/2026 (e)		$3,000	3,080

Silgan Holdings, Inc.
4.125% due 02/01/2028		1,500	1,559

Simmons Foods, Inc.
4.625% due 03/01/2029		1,000	1,010

Sinclair Television Group, Inc.
5.125% due 02/15/2027		1,000	1,006
5.500% due 03/01/2030		1,000	1,021

Sirius XM Radio, Inc.
4.125% due 07/01/2030		1,000	1,011
5.000% due 08/01/2027		1,000	1,050
5.500% due 07/01/2029		500	545

SM Energy Co.
6.500% due 07/15/2028		700	720

Southwestern Energy Co.
7.500% due 04/01/2026		1,500	1,590

Spectrum Brands, Inc.
3.875% due 03/15/2031		625	616
5.000% due 10/01/2029		750	797
5.750% due 07/15/2025		90	92

Speedway Motorsports LLC
4.875% due 11/01/2027		1,375	1,392

Spirit AeroSystems, Inc.
7.500% due 04/15/2025		1,000	1,070

SPX FLOW, Inc.
5.875% due 08/15/2026		1,000	1,036

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Square, Inc.
2.750% due 06/01/2026	$500	$509
3.500% due 06/01/2031	500	505

SRS Distribution, Inc.
4.625% due 07/01/2028	700	717
6.125% due 07/01/2029	125	129

Standard Industries, Inc.
3.375% due 01/15/2031	1,000	959
4.375% due 07/15/2030	1,250	1,293
4.750% due 01/15/2028	1,000	1,048
5.000% due 02/15/2027	500	518

Staples, Inc.
7.500% due 04/15/2026	2,000	2,074
10.750% due 04/15/2027	500	510

Station Casinos LLC
4.500% due 02/15/2028	750	764
5.000% due 10/01/2025	264	269

Studio City Finance Ltd.
5.000% due 01/15/2029	200	202

Suburban Propane Partners LP
5.000% due 06/01/2031	700	718

Sunoco LP
4.500% due 05/15/2029	500	510
5.500% due 02/15/2026	500	517
5.875% due 03/15/2028	500	533

Superior Plus LP
4.500% due 03/15/2029	750	773

Switch Ltd.
3.750% due 09/15/2028	750	761

Syneos Health, Inc.
3.625% due 01/15/2029	500	496

T-Mobile USA, Inc.
2.250% due 02/15/2026	375	378
2.625% due 02/15/2029	1,000	989
2.875% due 02/15/2031	1,125	1,118
3.500% due 04/15/2031	1,250	1,295
4.750% due 02/01/2028	750	804

Team Health Holdings, Inc.
6.375% due 02/01/2025	1,000	953

TEGNA, Inc.
4.625% due 03/15/2028	1,000	1,039
5.000% due 09/15/2029	1,000	1,049
5.500% due 09/15/2024	420	428

Telenet Finance Luxembourg Notes SARL
5.500% due 03/01/2028	1,000	1,054

Tenet Healthcare Corp.
4.250% due 06/01/2029	225	228
4.625% due 07/15/2024	1,000	1,017
4.625% due 09/01/2024	1,125	1,157
4.875% due 01/01/2026	500	519
5.125% due 11/01/2027	500	525
6.125% due 10/01/2028	2,000	2,137
6.250% due 02/01/2027	1,000	1,045
6.750% due 06/15/2023	2,000	2,185

Teva Pharmaceutical Finance Netherlands BV
3.150% due 10/01/2026	1,000	953

TK Elevator U.S., Newco, Inc.
5.250% due 07/15/2027	1,000	1,055

TopBuild Corp.
3.625% due 03/15/2029	1,375	1,363

TransDigm, Inc.
4.625% due 01/15/2029	1,000	1,003
5.500% due 11/15/2027	2,000	2,087
6.250% due 03/15/2026	2,000	2,112
6.375% due 06/15/2026	2,000	2,074

Transocean Guardian Ltd.
5.875% due 01/15/2024	906	883

Transocean Pontus Ltd.
6.125% due 08/01/2025	725	734

Travel + Leisure Co.
4.625% due 03/01/2030	1,500	1,552
6.625% due 07/31/2026	1,000	1,136

TriNet Group, Inc.
3.500% due 03/01/2029	2,000	1,976

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TripAdvisor, Inc.
7.000% due 07/15/2025	$500	$539

Triumph Group, Inc.
6.250% due 09/15/2024	500	509
7.750% due 08/15/2025	750	773
8.875% due 06/01/2024	734	817

Twilio, Inc.
3.625% due 03/15/2029	500	511
3.875% due 03/15/2031	625	642

U.S. Foods, Inc.
4.750% due 02/15/2029	1,000	1,021
6.250% due 04/15/2025	750	796

United Airlines, Inc.
4.375% due 04/15/2026	750	777
4.625% due 04/15/2029	750	777

United Rentals North America, Inc.
3.875% due 02/15/2031	500	509
4.000% due 07/15/2030	1,500	1,548
5.500% due 05/15/2027	1,500	1,592

Univar Solutions USA, Inc.
5.125% due 12/01/2027	1,000	1,055

Univision Communications, Inc.
5.125% due 02/15/2025	2,000	2,047
6.625% due 06/01/2027	1,250	1,356

UPC Holding BV
5.500% due 01/15/2028	1,000	1,051

USA Compression Partners LP
6.875% due 04/01/2026	1,250	1,312

Veritas U.S., Inc.
7.500% due 09/01/2025	1,000	1,044

ViaSat, Inc.
5.625% due 09/15/2025	1,500	1,533
5.625% due 04/15/2027	250	262

Viking Cruises Ltd.
5.875% due 09/15/2027	1,250	1,237

Vine Energy Holdings LLC
6.750% due 04/15/2029	1,500	1,581

Virgin Media Finance PLC
5.000% due 07/15/2030	1,000	1,012

Virgin Media Secured Finance PLC
5.500% due 05/15/2029	1,500	1,614

Vmed O2 UK Financing PLC
4.250% due 01/31/2031	1,000	984

VOC Escrow Ltd.
5.000% due 02/15/2028	1,000	1,013

WESCO Distribution, Inc.
7.125% due 06/15/2025	1,500	1,623
7.250% due 06/15/2028	1,500	1,673

Western Midstream Operating LP
4.350% due 02/01/2025	500	529
5.450% due 04/01/2044	1,000	1,082
6.500% due 02/01/2050	2,500	2,902

White Cap Buyer LLC
6.875% due 10/15/2028	1,000	1,072

White Cap Parent LLC (8.250% Cash or 9.000% PIK)
8.250% due 03/15/2026 (b)	500	519

WMG Acquisition Corp.
3.875% due 07/15/2030	1,000	1,012

WR Grace & Co-Conn
4.875% due 06/15/2027	1,000	1,062
5.625% due 10/01/2024	500	554

WW International, Inc.
4.500% due 04/15/2029	1,000	1,009

Wynn Las Vegas LLC
5.250% due 05/15/2027	1,000	1,077
5.500% due 03/01/2025	1,000	1,079

Wynn Resorts Finance LLC
5.125% due 10/01/2029	1,000	1,058

XPO Logistics, Inc.
6.250% due 05/01/2025	1,000	1,065

Yum! Brands, Inc.
4.625% due 01/31/2032	2,000	2,105

Zayo Group Holdings, Inc.
4.000% due 03/01/2027	750	746
6.125% due 03/01/2028	1,250	1,278

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ziggo Bond Co. BV
5.125% due 02/28/2030	$1,500	$1,538
6.000% due 01/15/2027	1,000	1,049

Ziggo BV
4.875% due 01/15/2030	500	513
5.500% due 01/15/2027	1,062	1,106

		573,940

UTILITIES 7.6%

Antero Midstream Partners LP
5.375% due 06/15/2029	1,500	1,566
5.750% due 03/01/2027	500	522

Atlantica Sustainable Infrastructure PLC
4.125% due 06/15/2028	75	77

Blue Racer Midstream LLC
6.625% due 07/15/2026	1,000	1,049

Calpine Corp.
3.750% due 03/01/2031	750	715
4.500% due 02/15/2028	1,000	1,021
4.625% due 02/01/2029	250	246
5.000% due 02/01/2031	375	374
5.125% due 03/15/2028	1,250	1,274
5.250% due 06/01/2026	503	519

Clearway Energy Operating LLC
3.750% due 02/15/2031	500	498
4.750% due 03/15/2028	500	525
5.000% due 09/15/2026	1,500	1,546

Covanta Holding Corp.
5.000% due 09/01/2030	500	526
5.875% due 07/01/2025	1,000	1,037
6.000% due 01/01/2027	500	522

Crestwood Midstream Partners LP
5.625% due 05/01/2027	1,000	1,029
6.000% due 02/01/2029	250	262

CrownRock LP
5.000% due 05/01/2029	500	526
5.625% due 10/15/2025	2,500	2,595

Embarq Corp.
7.995% due 06/01/2036	1,000	1,135

Endeavor Energy Resources LP
5.750% due 01/30/2028	2,000	2,135
6.625% due 07/15/2025	500	537

Genesis Energy LP
6.500% due 10/01/2025	1,000	1,012
8.000% due 01/15/2027	750	789

Lumen Technologies, Inc.
4.000% due 02/15/2027	500	511
5.800% due 03/15/2022	1,000	1,030

NRG Energy, Inc.
3.625% due 02/15/2031	1,000	984
5.250% due 06/15/2029	1,000	1,065
6.625% due 01/15/2027	1,500	1,555

NSG Holdings LLC
7.750% due 12/15/2025	792	846

Sprint Capital Corp.
8.750% due 03/15/2032	2,000	3,042

Sprint Corp.
7.125% due 06/15/2024	2,000	2,310
7.625% due 02/15/2025	2,000	2,379
7.625% due 03/01/2026	1,000	1,223
7.875% due 09/15/2023	3,000	3,412

Talen Energy Supply LLC
6.500% due 06/01/2025	1,000	673
7.250% due 05/15/2027	1,000	934

Tallgrass Energy Partners LP
5.500% due 09/15/2024	1,324	1,345
5.500% due 01/15/2028	500	509
6.000% due 12/31/2030	500	521

Targa Resources Partners LP
5.000% due 01/15/2028	1,000	1,056
5.500% due 03/01/2030	1,000	1,101
5.875% due 04/15/2026	1,000	1,053
6.500% due 07/15/2027	750	815
6.875% due 01/15/2029	750	846

Telecom Italia Capital S.A.
6.375% due 11/15/2033	1,000	1,196

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Telecom Italia SpA
5.303% due 05/30/2024	$1,000	$1,097

TerraForm Power Operating LLC
4.250% due 01/31/2023	1,000	1,028
4.750% due 01/15/2030	500	513
5.000% due 01/31/2028	1,000	1,062

Vistra Operations Co. LLC
5.000% due 07/31/2027	1,000	1,028
5.500% due 09/01/2026	1,000	1,034
5.625% due 02/15/2027	2,000	2,078

		58,283

Total Corporate Bonds & Notes (Cost $668,256)		706,500

U.S. TREASURY OBLIGATIONS 0.6%

U.S. Treasury Notes
0.625% due 08/15/2030	5,000	4,659

Total U.S. Treasury Obligations (Cost $4,859)		4,659

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Bear Stearns ALT-A Trust
3.344% due 11/25/2036 ^~	295	206

Countrywide Alternative Loan Trust
0.553% due 05/20/2046 ^•	48	42

Countrywide Home Loan Mortgage Pass-Through Trust
0.732% due 03/25/2035 •	23	20
2.871% due 05/20/2036 ^~	137	141

GSR Mortgage Loan Trust
2.756% due 04/25/2035 ~	2	2

IndyMac Mortgage Loan Trust
6.000% due 07/25/2037 ^	238	227

WaMu Mortgage Pass-Through Certificates Trust
2.730% due 12/25/2036 ^~	154	152

Washington Mutual Mortgage Pass-Through Certificates Trust
1.086% due 05/25/2046 ^•	16	14

Total Non-Agency Mortgage-Backed Securities (Cost $576)		804

ASSET-BACKED SECURITIES 0.0%

Credit-Based Asset Servicing & Securitization Trust
0.162% due 01/25/2037 ^•	72	30

Total Asset-Backed Securities (Cost $53)		30

Total Investments in Securities (Cost $691,263)		728,990

	SHARES
INVESTMENTS IN AFFILIATES 4.4%

SHORT-TERM INSTRUMENTS 4.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.4%

PIMCO Short-Term Floating NAV Portfolio III	3,425,242	33,776

Total Short-Term Instruments (Cost $33,694)		33,776

Total Investments in Affiliates (Cost $33,694)		33,776

Total Investments 99.6% (Cost $724,957)		$762,766

Financial Derivative Instruments (f)(g) 0.1% (Cost or Premiums, net $3,384)		417

Other Assets and Liabilities, net 0.3%		2,882

Net Assets 100.0%		$766,065

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	19

Schedule of Investments	PIMCO High Yield Portfolio	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(d)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
JML	(1.000)%	05/20/2021	TBD	(2)	$(1,098)	$(1,097)
	(0.125)	06/15/2021	09/09/2021		(837)	(837)
	(0.050)	05/28/2021	07/08/2021		(841)	(841)

Total Reverse Repurchase Agreements						$(2,775)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
JML	$0	$(2,775)	$0	$(2,775)	$3,209	$434

Total Borrowings and Other Financing Transactions	$0	$(2,775)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(841)	$(837)	$(1,097)	$(2,775)

Total Borrowings	$0	$(841)	$(837)	$(1,097)	$(2,775)

Payable for reverse repurchase agreements					$(2,775)

(e)	Securities with an aggregate market value of $3,209 have been pledged as collateral under the terms of the above master agreements as of June 30, 2021.

(1)

The average amount of borrowings outstanding during the period ended June 30, 2021 was $(14,920) at a weighted average interest rate of 0.573%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-35 5-Year Index	5.000%	Quarterly	12/20/2025	$21,400	$1,706	$497	$2,203	$10	$0
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026	17,100	1,687	88	1,775	9	0

Total Swap Agreements					$3,393	$585	$3,978	$19	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$19	$19	$0	$0	$0	$0

Cash of $4,056 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
HUS	07/2021	EUR	1,166	$1,426	$44	$0

Total Forward Foreign Currency Contracts					$44	$0

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	iBoxx USD Liquid High Yield Index	N/A	0.135% (3-Month USD-LIBOR plus a specified spread)	Maturity	09/20/2021	$4,500	$(2)	$37	$35	$0
BRC	Receive	iBoxx USD Liquid High Yield Index	N/A	0.135% (3-Month USD-LIBOR plus a specified spread)	Maturity	09/20/2021	15,000	(5)	292	287	0
JPM	Receive	iBoxx USD Liquid High Yield Index	N/A	0.135% (3-Month USD-LIBOR plus a specified spread)	Maturity	09/20/2021	5,000	(2)	31	29	0

MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	0.135% (3-Month USD-LIBOR plus a specified spread)	Maturity	09/20/2021	500	0	3	3	0

Total Swap Agreements								$(9)	$363	$354	$0

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	21

Schedule of Investments	PIMCO High Yield Portfolio	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$35	$35	$0	$0	$0	$0	$35	$0	$35
BRC	0	0	287	287	0	0	0	0	287	(290)	(3)
HUS	44	0	0	44	0	0	0	0	44	0	44
JPM	0	0	29	29	0	0	0	0	29	0	29
MYC	0	0	3	3	0	0	0	0	3	(30)	(27)

Total Over the Counter	$44	$0	$354	$398	$0	$0	$0	$0

(1)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$19	$0	$0	$0	$19

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$44	$0	$44
Swap Agreements	0	0	0	0	354	354

	$0	$0	$0	$44	$354	$398

	$0	$19	$0	$44	$354	$417

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$1,689	$0	$0	$(2)	$1,687

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(23)	$0	$(23)
Swap Agreements	0	0	0	0	1,066	1,066

	$0	$0	$0	$(23)	$1,066	$1,043

	$0	$1,689	$0	$(23)	$1,064	$2,730

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(377)	$0	$0	$0	$(377)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$63	$0	$63
Swap Agreements	0	0	0	0	(481)	(481)

	$0	$0	$0	$63	$(481)	$(418)

	$0	$(377)	$0	$63	$(481)	$(795)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Loan Participations and Assignments	$891	$16,106	$0	$16,997
Corporate Bonds & Notes
Banking & Finance	0	74,277	0	74,277
Industrials	0	573,940	0	573,940
Utilities	0	58,283	0	58,283
U.S. Treasury Obligations	0	4,659	0	4,659
Non-Agency Mortgage-Backed Securities	0	804	0	804
Asset-Backed Securities	0	30	0	30

	$891	$728,099	$0	$728,990

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$33,776	$0	$0	$33,776

Total Investments	$34,667	$728,099	$0	$762,766

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$19	$0	$19
Over the counter	0	398	0	398

	$0	$417	$0	$417

Total Financial Derivative Instruments	$0	$417	$0	$417

Totals	$34,667	$728,516	$0	$763,183

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	23

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO High Yield Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain

SEMIANNUAL REPORT	|	JUNE 30, 2021	25

Notes to Financial Statements	(Cont.)

exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets

SEMIANNUAL REPORT	|	JUNE 30, 2021	27

Notes to Financial Statements	(Cont.)

or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services

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using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the

Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2021 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$67,412	$117,766	$(151,400)	$(2)	$0	$33,776	$66	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may

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Notes to Financial Statements	(Cont.)

include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

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Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Line of Credit  The Portfolio entered into a 364-day senior unsecured revolving credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. The Portfolio pays financing charges based on a combination of a London Interbank Offered Rate -based variable rate plus a credit spread. The Portfolio also pays a fee of 0.15% per annum on the unused commitment amounts. As of June 30, 2021, if applicable any outstanding borrowings would be disclosed as a payable for line of credit on the Statement of Assets and Liabilities. Interest and Commitment and Upfront fees, if any, paid by the Portfolio are disclosed as part of the interest expense on the Statement of Operations.

During the year, there were no borrowings on this line of credit. The maximum available commitment and related fees for the revolving credit agreement are:

Maximum Available Commitment*	Expiration Date	Commitment and Upfront Fees

$41,000,000	08/31/2021	$50,402

*	Maximum available commitment prior to renewal on September 2, 2020, for the Portfolio was $47,000,000. The agreement expires on August 31, 2021 unless extended or renewed.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

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Notes to Financial Statements	(Cont.)

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended June 30, 2021, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market

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risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a

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Notes to Financial Statements	(Cont.)

particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

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Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or through a central clearing counterparty, resides with the Portfolio’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

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Notes to Financial Statements	(Cont.)

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Portfolio’s investments or the Investment Manager’s operations and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things,

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Notes to Financial Statements	(Cont.)

initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such postings. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.35%	0.35%	0.35%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through May 1, 2022, to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal

Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2021, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve

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Notes to Financial Statements	(Cont.)

correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$0	$10,747	$135,111	$127,013

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2021 (Unaudited)		Year Ended 12/31/2020

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	263	$2,092	880	$6,982

Administrative Class	6,619	52,779	24,814	188,725

Advisor Class	1,389	11,064	7,165	54,302
Issued as reinvestment of distributions

Institutional Class	30	236	63	482

Administrative Class	2,003	15,950	4,991	38,039

Advisor Class	50	395	117	899
Cost of shares redeemed

Institutional Class	(62)	(493)	(1,081)	(8,470)

Administrative Class	(12,550)	(99,944)	(46,993)	(359,126)

Advisor Class	(1,435)	(11,402)	(9,067)	(69,387)

Net increase (decrease) resulting from Portfolio share transactions	(3,693)	$(29,323)	(19,111)	$(147,554)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2021, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 59% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2021, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations,

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2020, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$3,315	$26,113

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$728,783	$42,172	$(3,813)	$38,359

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

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Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	JPM	JP Morgan Chase Bank N.A.

BRC	Barclays Bank PLC	JML	JP Morgan Securities Plc	MYC	Morgan Stanley Capital Services LLC

Currency Abbreviations:

EUR	Euro	USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:

ALT	Alternate Loan Trust	PIK	Payment-in-Kind	TBD	To-Be-Determined

DAC	Designated Activity Company	TBA	To-Be-Announced	TBD%	Interest rate to be determined when loan settles or at the time of funding

LIBOR	London Interbank Offered Rate

42	PIMCO VARIABLE INSURANCE TRUST

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month period ended June 30, 2021.

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General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT12SAR_063021

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2021

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2021. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic (“COVID-19”). Looking back, fourth quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was 4.3%. The economy gained momentum during the first quarter of 2021 as GDP growth in the U.S. was 6.3%. Finally, the Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was 6.5%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion a month of Treasury securities and $40 billion a month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed pushed forward its forecast for the first rate hikes. The central bank now expects two interest rate increases by the end of 2023, compared to 2024 in its March 2021 update. In addition, while Fed Chair Jerome Powell said it would begin discussing a scaling back of bond purchases, he maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” He also said that any discussion of raising rates was “highly premature.”

Economies outside the U.S. also continued to be impacted by COVID-19. In its April 2021 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.4% in 2021, compared to a 3.5% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low. It also continued to purchase bonds and, in June 2021, vowed to increase its purchases at a significantly higher pace than earlier in the year. Finally, in July 2021, after the reporting period ended, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium term, versus its previous target for inflation that was below but close to 2%. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond buying program. In June 2021, the central bank said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19-relief program by at least six months.

Both short- and long-term U.S. Treasury yields moved higher, albeit from very low levels, during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.45% at the end of the reporting period, versus 0.93% on December 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -2.02%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -1.04%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced mixed returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.65%, whereas

2	PIMCO VARIABLE INSURANCE TRUST

emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -1.00%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -3.38%.

Despite periods of volatility, global equities produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.25%, fueled, in our view, by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 13.05%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 7.45%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 5.74% and European equities, as represented by the MSCI Europe Index, returned 15.35%.

Commodity prices were volatile but generally produced positive results. When the reporting period began, Brent crude oil was approximately $51 a barrel, but ended the reporting period at roughly $75 a barrel. We believe oil prices rallied as producers reduced their output and then demand increased as global growth improved. Elsewhere, copper prices moved sharply higher, whereas gold prices declined.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar strengthened against several other major currencies. For example, the U.S. dollar returned 2.93% and 7.07% versus the euro and Japanese yen, respectively. However, the U.S. dollar returned -1.18% versus the British pound.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JUNE 30, 2021	3

Important Information About the PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Portfolio may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured

4	PIMCO VARIABLE INSURANCE TRUST

Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index

(“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	02/16/99	04/10/00	02/16/99	04/30/14	Non-diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The

SEMIANNUAL REPORT	|	JUNE 30, 2021	5

Important Information About the PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	(Cont.)

Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that recinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolio is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolio is uncertain at this time.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown as of June 30, 2021†§

United States	29.4%

China	12.8%

United Kingdom	11.1%

Japan	10.3%

Short-Term Instruments‡	5.0%

Cayman Islands	4.1%

Denmark	3.1%

Spain	2.9%

France	2.5%

Germany	2.4%

Italy	2.2%

Israel	1.7%

Qatar	1.6%

South Korea	1.6%

Switzerland	1.4%

Ireland	1.3%

Netherlands	1.0%

Other	5.6%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO International Bond Portfolio (U.S. Dollar-Hedged) Institutional Class	(1.28)%	2.99%	3.50%	5.17%	5.46%
PIMCO International Bond Portfolio (U.S. Dollar-Hedged) Administrative Class	(1.36)%	2.84%	3.34%	5.02%	5.09%
PIMCO International Bond Portfolio (U.S. Dollar-Hedged) Advisor Class	(1.40)%	2.74%	3.24%	—	4.07%
Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index±	(1.56)%	0.05%	2.80%	4.12%	4.44%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦Average annual total return since 02/28/1999.

± Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index provides a broad-based measure of the global investmentgrade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian- Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.79% for Institutional Class shares, 0.94% for Administrative Class shares, and 1.04% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO International Bond Portfolio (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three non-U.S. countries. The Portfolio’s investments in Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Positions in non-Agency mortgage-backed securities (“MBS”) contributed to relative performance, as spreads tightened.

»	Overweight exposure to financials within corporate credit contributed to relative performance, as spreads tightened.

»	Underweight exposure to duration in the eurozone contributed to relative performance, as yields rose.

»	Overweight exposure to duration in Australia detracted from relative performance, as yields rose.

»	Underweight exposure to non-financial corporate credit detracted from performance, as spreads tightened.

»	Overweight exposure to duration in Peru detracted from relative performance, as yields rose.

SEMIANNUAL REPORT	|	JUNE 30, 2021	7

Expense Example	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2021 to June 30, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$987.20	$3.68	$1,000.00	$1,020.68	$3.74	0.76%
Administrative Class	1,000.00	986.40	4.41	1,000.00	1,019.95	4.48	0.91
Advisor Class	1,000.00	986.00	4.89	1,000.00	1,019.46	4.97	1.01

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 178/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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SEMIANNUAL REPORT	|	JUNE 30, 2021	9

Financial Highlights	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

01/01/2021 - 06/30/2021+	$11.24	$0.08	$(0.22)	$(0.14)	$(0.13)	$(0.10)	$(0.23)

12/31/2020	11.32	0.17	0.45	0.62	(0.70)	0.00	(0.70)

12/31/2019	10.84	0.22	0.55	0.77	(0.21)	(0.08)	(0.29)

12/31/2018	10.79	0.20	0.05	0.25	(0.16)	(0.04)	(0.20)

12/31/2017	11.02	0.15	0.17	0.32	(0.55)	0.00	(0.55)

12/31/2016	10.54	0.16	0.54	0.70	(0.18)	(0.04)	(0.22)
Administrative Class

01/01/2021 - 06/30/2021+	11.24	0.07	(0.22)	(0.15)	(0.12)	(0.10)	(0.22)

12/31/2020	11.32	0.16	0.44	0.60	(0.68)	0.00	(0.68)

12/31/2019	10.84	0.21	0.55	0.76	(0.20)	(0.08)	(0.28)

12/31/2018	10.79	0.18	0.05	0.23	(0.14)	(0.04)	(0.18)

12/31/2017	11.02	0.13	0.17	0.30	(0.53)	0.00	(0.53)

12/31/2016	10.54	0.14	0.54	0.68	(0.16)	(0.04)	(0.20)
Advisor Class

01/01/2021 - 06/30/2021+	11.24	0.07	(0.22)	(0.15)	(0.12)	(0.10)	(0.22)

12/31/2020	11.32	0.15	0.44	0.59	(0.67)	0.00	(0.67)

12/31/2019	10.84	0.19	0.56	0.75	(0.19)	(0.08)	(0.27)

12/31/2018	10.79	0.17	0.05	0.22	(0.13)	(0.04)	(0.17)

12/31/2017	11.02	0.12	0.17	0.29	(0.52)	0.00	(0.52)

12/31/2016	10.54	0.13	0.54	0.67	(0.15)	(0.04)	(0.19)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organization expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of common shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.87	(1.28)%	$87,273	0.76	%*	0.76	%*	0.75	%*	0.75	%*	1.48	%*	193%

11.24	5.72	84,623	0.79		0.79		0.75		0.75		1.52		512

11.32	7.17	9,105	0.86		0.86		0.75		0.75		1.98		272

10.84	2.27	7,483	0.81		0.81		0.75		0.75		1.85		185

10.79	2.92	6,705	0.78		0.78		0.75		0.75		1.37		158

11.02	6.63	5,045	0.78		0.78		0.75		0.75		1.46		330

10.87	(1.36)	77,845	0.91	*	0.91	*	0.90	*	0.90	*	1.33	*	193

11.24	5.56	78,210	0.94		0.94		0.90		0.90		1.44		512

11.32	7.01	79,540	1.01		1.01		0.90		0.90		1.83		272

10.84	2.12	78,640	0.96		0.96		0.90		0.90		1.70		185

10.79	2.76	76,989	0.93		0.93		0.90		0.90		1.21		158

11.02	6.48	64,537	0.93		0.93		0.90		0.90		1.31		330

10.87	(1.40)	499,799	1.01	*	1.01	*	1.00	*	1.00	*	1.24	*	193

11.24	5.45	488,470	1.04		1.04		1.00		1.00		1.34		512

11.32	6.90	477,388	1.11		1.11		1.00		1.00		1.73		272

10.84	2.02	444,881	1.06		1.06		1.00		1.00		1.59		185

10.79	2.66	431,545	1.03		1.03		1.00		1.00		1.11		158

11.02	6.37	341,567	1.03		1.03		1.00		1.00		1.21		330

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	11

Statement of Assets and Liabilities	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	June 30, 2021 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$720,011
Investments in Affiliates	27,335
Financial Derivative Instruments
Exchange-traded or centrally cleared	843
Over the counter	7,771
Cash	2,060
Deposits with counterparty	8,467
Foreign currency, at value	4,789
Receivable for investments sold	14,309
Receivable for TBA investments sold	175,451
Receivable for Portfolio shares sold	639
Interest and/or dividends receivable	4,042
Dividends receivable from Affiliates	3
Other assets	3
Total Assets	965,723

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$29,809
Payable for short sales	58,681
Financial Derivative Instruments
Exchange-traded or centrally cleared	637
Over the counter	2,077
Payable for investments purchased	23,668
Payable for investments in Affiliates purchased	3
Payable for TBA investments purchased	179,652
Deposits from counterparty	5,583
Payable for Portfolio shares redeemed	175
Accrued investment advisory fees	135
Accrued supervisory and administrative fees	270
Accrued distribution fees	102
Accrued servicing fees	9
Other liabilities	5
Total Liabilities	300,806

Net Assets	$664,917

Net Assets Consist of:

Paid in capital	$662,374
Distributable earnings (accumulated loss)	2,543

Net Assets	$664,917

Net Assets:

Institutional Class	$87,273
Administrative Class	77,845
Advisor Class	499,799

Shares Issued and Outstanding:

Institutional Class	8,026
Administrative Class	7,159
Advisor Class	45,967

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.87
Administrative Class	10.87
Advisor Class	10.87

Cost of investments in securities	$697,945
Cost of investments in Affiliates	$27,332
Cost of foreign currency held	$4,844
Proceeds received on short sales	$58,541
Cost or premiums of financial derivative instruments, net	$(1,334)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

Six Months Ended June 30, 2021 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$7,297
Dividends	6
Dividends from Investments in Affiliates	6
Total Income	7,309

Expenses:

Investment advisory fees	814
Supervisory and administrative fees	1,628
Servicing fees - Administrative Class	55
Distribution and/or servicing fees - Advisor Class	600
Trustee fees	9
Interest expense	25
Miscellaneous expense	1
Total Expenses	3,132

Net Investment Income (Loss)	4,177

Net Realized Gain (Loss):

Investments in securities	4,582
Exchange-traded or centrally cleared financial derivative instruments	(2,756)
Over the counter financial derivative instruments	(1,382)
Short sales	710
Foreign currency	(569)

Net Realized Gain (Loss)	585

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(26,284)
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	865
Over the counter financial derivative instruments	10,559
Short sales	(4)
Foreign currency assets and liabilities	1,121

Net Change in Unrealized Appreciation (Depreciation)	(13,744)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(8,982)

* Foreign tax withholdings	$23

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	13

Statements of Changes in Net Assets	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands†)	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$4,177	$7,867
Net realized gain (loss)	585	(9,123)
Net change in unrealized appreciation (depreciation)	(13,744)	31,040

Net Increase (Decrease) in Net Assets Resulting from Operations	(8,982)	29,784

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1,787)	(1,179)
Administrative Class	(1,516)	(4,421)
Advisor Class	(9,531)	(26,678)

Total Distributions(a)	(12,834)	(32,278)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	35,430	87,764

Total Increase (Decrease) in Net Assets	13,614	85,270

Net Assets:

Beginning of period	651,303	566,033
End of period	$664,917	$651,303

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	June 30, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 108.3%

ARGENTINA 0.0%

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
0.125% due 07/09/2030 þ		$230	$83
1.000% due 07/09/2029		5	2
36.104% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	8,070	47

Autonomous City of Buenos Aires
39.117% (BADLARPP + 5.000%) due 01/23/2022 ~		70	0

Total Argentina (Cost $584)			132

AUSTRALIA 0.8%

ASSET-BACKED SECURITIES 0.0%

Driver Australia Trust
0.942% (BBSW1M + 0.930%) due 07/21/2026 ~	AUD	147	110

CORPORATE BONDS & NOTES 0.1%

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		$300	316

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

Pepper Residential Securities Trust
1.003% due 03/12/2061 •		420	419

RESIMAC Bastille Trust
1.010% due 09/05/2057 •		550	552

			971

SOVEREIGN ISSUES 0.5%

Australia Government International Bond
1.000% due 11/21/2031	AUD	1,000	712
1.750% due 06/21/2051		800	530

Northern Territory Treasury Corp.
2.000% due 04/21/2031		800	600

South Australia Government Financing Authority
1.750% due 05/24/2032		800	589

Treasury Corp. of Victoria
4.250% due 12/20/2032		1,200	1,118

			3,549

Total Australia (Cost $4,757)			4,946

CANADA 0.7%

CORPORATE BONDS & NOTES 0.3%

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$87	89

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	500	652

HSBC Bank Canada
3.300% due 11/28/2021		$1,200	1,215

			1,956

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

Real Estate Asset Liquidity Trust
2.381% due 02/12/2055 ~	CAD	472	390
2.867% due 02/12/2055 ~		1,000	828
3.072% due 08/12/2053		407	338

			1,556

SOVEREIGN ISSUES 0.2%

Canada Government Real Return Bond
1.500% due 12/01/2044 (g)		485	514

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Province of Quebec
3.000% due 09/01/2023	CAD	1,100	$934

			1,448

Total Canada (Cost $4,577)			4,960

CAYMAN ISLANDS 4.6%

ASSET-BACKED SECURITIES 4.0%

American Money Management Corp. CLO Ltd.
0.000% due 11/10/2030 •(b)		$1,500	1,500
1.166% due 04/14/2029 •		1,600	1,604

Anchorage Capital CLO Ltd.
1.588% due 10/20/2031 •		1,500	1,502

Carlyle Global Market Strategies CLO Ltd.
0.000% due 08/14/2030 •(b)		1,700	1,700

Cathedral Lake CLO Ltd.
1.034% due 07/16/2029 •		1,700	1,700

Dryden Senior Loan Fund
1.084% due 10/15/2027 •		882	882

GoldentTree Loan Management U.S. CLO Ltd.
1.528% due 01/20/2033 •		1,400	1,404

Jamestown CLO Ltd.
1.524% due 04/15/2033 •		1,300	1,302

LCM LP
1.228% due 10/20/2027 •		967	967

Marathon CLO Ltd.
1.019% due 11/21/2027 •		524	524

Marble Point CLO Ltd.
1.224% due 10/15/2030 •		900	900

MidOcean Credit CLO
0.000% due 01/29/2030 •		1,700	1,699

Mountain View CLO LLC
1.274% due 10/16/2029 •		1,500	1,500

Mountain View CLO Ltd.
0.984% due 10/15/2026 •		23	23

Palmer Square Loan Funding Ltd.
0.000% due 07/20/2029 •(b)		1,600	1,600

STWD Ltd.
1.283% due 04/18/2038 •		1,700	1,703

Symphony CLO Ltd.
1.136% due 07/14/2026 •		765	766

Tralee CLO Ltd.
1.298% due 10/20/2028 •		1,281	1,281

Venture CLO Ltd.
0.000% due 09/07/2030 •		1,300	1,299
1.064% due 04/15/2027 •		254	254

Vibrant CLO Ltd.
1.228% due 09/15/2030 •		1,700	1,700

WhiteHorse Ltd.
1.120% due 04/17/2027 •		32	32

Zais CLO Ltd.
1.334% due 04/15/2028 •		618	619

			26,461

CORPORATE BONDS & NOTES 0.5%

MGM China Holdings Ltd.
4.750% due 02/01/2027		500	511

QNB Finance Ltd.
1.176% (US0003M + 1.000%) due 05/02/2022 ~		1,000	1,005

S.A. Global Sukuk Ltd.
2.694% due 06/17/2031		400	405

Sands China Ltd.
4.600% due 08/08/2023		300	320
5.125% due 08/08/2025		200	224
5.400% due 08/08/2028		500	581

Tencent Holdings Ltd.
3.595% due 01/19/2028		200	219

			3,265

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

MF1 Multifamily Housing Mortgage Loan Trust
0.974% due 07/15/2036 •		$800	$801

Total Cayman Islands (Cost $30,340)			30,527

CHINA 14.4%

SOVEREIGN ISSUES 14.4%

China Development Bank
2.890% due 06/22/2025	CNY	28,600	4,376
3.050% due 08/25/2026		28,000	4,281
3.180% due 04/05/2026		20,800	3,206
3.390% due 07/10/2027		14,000	2,170
3.430% due 01/14/2027		13,400	2,082
3.680% due 02/26/2026		85,400	13,444
3.740% due 09/10/2025		10,200	1,608
4.040% due 04/10/2027		38,200	6,112
4.150% due 10/26/2025		2,600	417
4.240% due 08/24/2027		67,700	10,954
4.880% due 02/09/2028		31,400	5,273

China Government International Bond
2.700% due 11/03/2026		12,900	1,971
2.740% due 08/04/2026		43,800	6,722
2.850% due 01/28/2026		6,800	1,051
2.850% due 06/04/2027		17,100	2,620
2.950% due 06/16/2023		2,200	343
3.020% due 10/22/2025		84,600	13,147
3.220% due 12/06/2025		2,200	345
3.280% due 12/03/2027		83,200	13,061
3.290% due 10/18/2023		6,500	1,022
3.820% due 11/02/2027		8,000	1,296

Total China (Cost $90,247)			95,501

DENMARK 3.4%

CORPORATE BONDS & NOTES 3.4%

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	40,466	6,194

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		44,774	6,850

Nykredit Realkredit A/S
0.000% due 10/01/2022 •	EUR	1,400	1,669
1.000% due 10/01/2050	DKK	41,142	6,265
1.000% due 10/01/2053		12,000	1,824

Total Denmark (Cost $22,228)			22,802

FRANCE 2.9%

CORPORATE BONDS & NOTES 0.5%

BNP Paribas S.A.
1.675% due 06/30/2027 •		$1,000	1,000

Societe Generale S.A.
1.488% due 12/14/2026 •		2,400	2,380

			3,380

SOVEREIGN ISSUES 2.4%

France Government International Bond
0.500% due 05/25/2072	EUR	1,000	917
0.750% due 05/25/2052		4,650	5,272
2.000% due 05/25/2048 (k)		6,200	9,470

			15,659

Total France (Cost $17,171)			19,039

GERMANY 2.8%

CORPORATE BONDS & NOTES 2.8%

Deutsche Bank AG
1.625% due 01/20/2027	EUR	2,200	2,745
1.750% due 01/17/2028		700	879
2.222% due 09/18/2024 •		$1,800	1,849
2.625% due 12/16/2024	GBP	700	1,012
2.625% due 02/12/2026	EUR	1,500	1,951

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	15

Schedule of Investments	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.300% due 11/16/2022		$1,200	$1,243
3.547% due 09/18/2031 •		1,000	1,066
3.729% due 01/14/2032 •(j)		1,100	1,121
3.961% due 11/26/2025 •		1,400	1,514
4.250% due 10/14/2021		1,800	1,820

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (c)	EUR	200	245

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		$900	946

Volkswagen Bank GmbH
1.250% due 08/01/2022	EUR	800	964
2.500% due 07/31/2026		700	924

Total Germany (Cost $17,763)			18,279

INDIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		$500	512

State Bank of India
4.000% due 01/24/2022		200	204

Total India (Cost $703)			716

IRELAND 1.4%

ASSET-BACKED SECURITIES 1.3%

Armada Euro CLO DAC
0.720% due 07/15/2031 •	EUR	700	828

Aurium CLO DAC
0.670% due 04/16/2030 •		500	593

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •		382	453

BlueMountain Fuji EUR CLO DAC
0.650% due 07/15/2030 •		1,500	1,783

CVC Cordatus Loan Fund DAC
0.650% due 10/15/2031 •		800	951

Hayfin Emerald CLO DAC
1.450% due 02/15/2033 •		1,200	1,426

Man GLG Euro CLO DAC
0.690% due 12/15/2031 •		1,000	1,188

Toro European CLO DAC
0.900% due 10/15/2030 •		1,273	1,511

			8,733

CORPORATE BONDS & NOTES 0.1%

AIB Group PLC
2.875% due 05/30/2031 •		500	635
4.750% due 10/12/2023		$200	217

			852

Total Ireland (Cost $9,528)			9,585

ISRAEL 1.9%

SOVEREIGN ISSUES 1.9%

Israel Government International Bond
0.020% (MAKA5DAY) due 11/30/2021 ~	ILS	22,800	6,993
0.750% due 07/31/2022		1,700	525
2.000% due 03/31/2027		4,400	1,457
3.800% due 05/13/2060		$1,300	1,484
4.125% due 01/17/2048		300	362
5.500% due 01/31/2022	ILS	5,200	1,647

Total Israel (Cost $12,170)			12,468

ITALY 2.5%

CORPORATE BONDS & NOTES 1.3%

Banca Carige SpA
0.957% (EUR003M + 1.500%) due 05/25/2022 ~	EUR	1,600	1,906
1.161% due 10/25/2021 •		1,600	1,903

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banca Monte dei Paschi di Siena SpA
0.875% due 10/08/2027	EUR	1,000	$1,234
2.625% due 04/28/2025		500	603

UniCredit SpA
2.200% due 07/22/2027 •		350	442
7.500% due 06/03/2026 •(h)(i)		200	282
7.830% due 12/04/2023		$1,200	1,391
9.250% due 06/03/2022 •(h)(i)	EUR	600	763

			8,524

SOVEREIGN ISSUES 1.2%

Italy Buoni Poliennali Del Tesoro
1.500% due 04/30/2045		1,100	1,268
1.750% due 07/01/2024		3,000	3,764
1.850% due 07/01/2025		800	1,020
2.150% due 03/01/2072		1,000	1,161

Italy Government International Bond
6.000% due 08/04/2028	GBP	400	715

			7,928

Total Italy (Cost $15,534)			16,452

JAPAN 11.6%

CORPORATE BONDS & NOTES 0.9%

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021		$700	702

Mitsubishi UFJ Financial Group, Inc.
3.455% due 03/02/2023		600	630

Mizuho Financial Group, Inc.
1.005% (US0003M + 0.880%) due 09/11/2022 ~		700	707
1.125% (US0003M + 1.000%) due 09/11/2024 ~		900	913
3.922% due 09/11/2024 •		500	536

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		200	209
3.522% due 09/17/2025		400	427
4.345% due 09/17/2027		400	440
4.810% due 09/17/2030		400	452

ORIX Corp.
3.250% due 12/04/2024		200	216

Takeda Pharmaceutical Co. Ltd.
1.125% due 11/21/2022	EUR	500	604

			5,836

SOVEREIGN ISSUES 10.7%

Development Bank of Japan, Inc.
1.750% due 08/28/2024		$1,400	1,447

Japan Bank for International Cooperation
1.750% due 10/17/2024		500	517

Japan Government International Bond
0.100% due 03/10/2028 (g)	JPY	454,023	4,193
0.100% due 03/20/2029		2,400,000	21,845
0.100% due 06/20/2029		180,000	1,638
0.100% due 03/20/2030		360,000	3,269
0.300% due 06/20/2046		620,000	5,229
0.500% due 09/20/2046		202,000	1,784
0.500% due 03/20/2049		680,000	5,898
0.700% due 12/20/2048		772,000	7,063
1.200% due 09/20/2035		1,340,000	13,692
1.300% due 06/20/2035		200,000	2,067

Tokyo Metropolitan Government
0.750% due 07/16/2025		$2,100	2,079
2.500% due 06/08/2022		600	611

			71,332

Total Japan (Cost $78,877)			77,168

KUWAIT 0.3%

SOVEREIGN ISSUES 0.3%

Kuwait International Government Bond
3.500% due 03/20/2027		$2,000	2,234

Total Kuwait (Cost $1,988)			2,234

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LITHUANIA 0.1%

SOVEREIGN ISSUES 0.1%

Lithuania Government International Bond
1.100% due 04/26/2027	EUR	600	$760

Total Lithuania (Cost $702)			760

LUXEMBOURG 0.2%

CORPORATE BONDS & NOTES 0.2%

Aroundtown S.A.
1.625% due 01/31/2028	EUR	700	877
5.375% due 03/21/2029		$200	239

Blackstone Property Partners Europe Holdings SARL
1.400% due 07/06/2022	EUR	400	480

Total Luxembourg (Cost $1,471)			1,596

MALAYSIA 0.5%

CORPORATE BONDS & NOTES 0.2%

Petronas Capital Ltd.
3.404% due 04/28/2061		$400	411
3.500% due 04/21/2030		300	329
4.550% due 04/21/2050		200	247
4.800% due 04/21/2060		200	266

			1,253

SOVEREIGN ISSUES 0.3%

Malaysia Government International Bond
3.502% due 05/31/2027	MYR	1,700	423
3.906% due 07/15/2026		3,900	993

Malaysia Government Investment Issue
4.130% due 07/09/2029		700	179
4.369% due 10/31/2028		1,300	339

			1,934

Total Malaysia (Cost $2,953)			3,187

MULTINATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%

Preferred Term Securities Ltd.
0.525% (US0003M + 0.400%) due 06/23/2035 ~		$787	730

Total Multinational (Cost $610)			730

NETHERLANDS 1.1%

ASSET-BACKED SECURITIES 0.6%

Cairn CLO BV
0.600% due 04/30/2031	EUR	1,100	1,301

Dryden Euro CLO BV
0.660% due 04/15/2033 •		900	1,063

Jubilee CLO BV
0.610% due 04/15/2030 •		800	948
0.650% due 04/15/2031 •		500	593

Penta CLO BV
0.790% due 08/04/2028 •		265	315

			4,220

CORPORATE BONDS & NOTES 0.5%

Enel Finance International NV
2.650% due 09/10/2024		$1,300	1,368
2.875% due 05/25/2022		1,100	1,124

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		500	502

Vonovia Finance BV
5.000% due 10/02/2023		100	109

			3,103

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.0%

Stichting AK Rabobank Certificaten
2.188% due 12/29/2049 þ(h)		157,575	$252

Total Netherlands (Cost $7,500)			7,575

		PRINCIPAL AMOUNT (000S)
NEW ZEALAND 0.1%

SOVEREIGN ISSUES 0.1%

New Zealand Government International Bond
1.500% due 05/15/2031	NZD	700	477

Total New Zealand (Cost $496)			477

NORWAY 0.1%

CORPORATE BONDS & NOTES 0.1%

DNB Boligkreditt A/S
3.250% due 06/28/2023		$500	528

Total Norway (Cost $500)			528

PERU 1.1%

CORPORATE BONDS & NOTES 0.1%

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	2,200	591

SOVEREIGN ISSUES 1.0%

Peru Government International Bond
2.780% due 12/01/2060		$700	626
5.350% due 08/12/2040	PEN	1,100	254
5.940% due 02/12/2029		5,400	1,537
6.350% due 08/12/2028		15,200	4,422

			6,839

Total Peru (Cost $8,328)			7,430

QATAR 1.7%

CORPORATE BONDS & NOTES 0.2%

Qatar Petroleum
1.375% due 09/12/2026 (b)		$400	400
2.250% due 07/12/2031 (b)		300	297
3.125% due 07/12/2041 (b)		400	398
3.300% due 07/12/2051 (b)		500	500

			1,595

SOVEREIGN ISSUES 1.5%

Qatar Government International Bond
3.375% due 03/14/2024		400	430
3.750% due 04/16/2030		400	453
3.875% due 04/23/2023		3,800	4,039
4.000% due 03/14/2029		2,200	2,536
4.400% due 04/16/2050		400	488
4.500% due 04/23/2028		1,800	2,128

			10,074

Total Qatar (Cost $10,593)			11,669

ROMANIA 0.3%

SOVEREIGN ISSUES 0.3%

Romania Government International Bond
1.375% due 12/02/2029	EUR	600	711
2.000% due 04/14/2033		500	589
2.625% due 12/02/2040		400	472

Total Romania (Cost $1,769)			1,772

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SAUDI ARABIA 0.6%

CORPORATE BONDS & NOTES 0.1%

Saudi Arabian Oil Co.
1.625% due 11/24/2025		$500	$506
2.750% due 04/16/2022		400	407

			913

SOVEREIGN ISSUES 0.5%

Saudi Government International Bond
2.900% due 10/22/2025		500	536
3.250% due 10/26/2026		400	437
4.000% due 04/17/2025		1,900	2,101

			3,074

Total Saudi Arabia (Cost $3,716)			3,987

SINGAPORE 0.3%

CORPORATE BONDS & NOTES 0.3%

BOC Aviation Ltd.
2.375% due 09/15/2021		$1,000	1,001
3.500% due 09/18/2027		300	320

DBS Bank Ltd.
3.300% due 11/27/2021		400	405

PSA Treasury Pte Ltd.
2.500% due 04/12/2026		400	420

Total Singapore (Cost $2,077)			2,146

SLOVENIA 0.2%

SOVEREIGN ISSUES 0.2%

Slovenia Government International Bond
5.250% due 02/18/2024		$1,419	1,595

Total Slovenia (Cost $1,457)			1,595

SOUTH AFRICA 0.1%

SOVEREIGN ISSUES 0.1%

South Africa Government International Bond
4.850% due 09/30/2029		$500	532

Total South Africa (Cost $500)			532

SOUTH KOREA 1.8%

SOVEREIGN ISSUES 1.8%

Korea Government International Bond
2.125% due 06/10/2027	KRW	1,225,000	1,102
2.375% due 12/10/2027		1,350,000	1,232
2.375% due 12/10/2028		5,820,000	5,317
2.625% due 06/10/2028		2,450,000	2,270
5.500% due 03/10/2028		1,350,000	1,467

Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		$200	213

Total South Korea (Cost $11,525)			11,601

SPAIN 3.3%

CORPORATE BONDS & NOTES 0.2%

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(h)(i)	EUR	200	257

Banco de Sabadell S.A.
0.875% due 07/22/2025		100	121
1.125% due 03/11/2027 •		100	122

Banco Santander S.A.
1.849% due 03/25/2026		$400	404
3.848% due 04/12/2023		200	212

Merlin Properties Socimi S.A.
2.225% due 04/25/2023	EUR	200	245

			1,361

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.4%

Banco Santander S.A.
4.125% due 11/12/2027 •(h)(i)		800,000	$974
5.250% due 09/29/2023 •(h)(i)		600,000	755
6.250% due 09/11/2021 •(h)(i)		400,000	479

CaixaBank S.A.
5.875% due 10/09/2027 •(h)(i)		200,000	272

			2,480

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 2.7%

Autonomous Community of Catalonia
4.220% due 04/26/2035	EUR	200	316
4.900% due 09/15/2021		1,000	1,198

Spain Government International Bond
0.250% due 07/30/2024 (k)		2,200	2,664
0.500% due 10/31/2031		1,000	1,188
0.850% due 07/30/2037		2,100	2,454
1.250% due 10/31/2030		1,400	1,798
1.400% due 07/30/2028 (k)		5,200	6,750
1.450% due 10/31/2071		1,600	1,674

			18,042

Total Spain (Cost $20,609)			21,883

SUPRANATIONAL 0.5%

CORPORATE BONDS & NOTES 0.5%

European Investment Bank
0.500% due 06/21/2023	AUD	500	376
0.500% due 08/10/2023		400	300

European Union
0.000% due 07/04/2031 (e)	EUR	1,400	1,657
0.250% due 04/22/2036		600	698
0.700% due 07/06/2051 (b)		400	480

Total Supranational (Cost $3,592)			3,511

SWITZERLAND 1.6%

CORPORATE BONDS & NOTES 1.6%

Credit Suisse AG
0.750% due 09/17/2021	EUR	200	238
6.500% due 08/08/2023 (i)		$200	221

Credit Suisse Group AG
1.319% (US0003M + 1.200%) due 12/14/2023 ~		800	809
2.193% due 06/05/2026 •		1,200	1,229
3.800% due 06/09/2023		800	848
3.869% due 01/12/2029 •		800	882
4.194% due 04/01/2031 •		1,200	1,350
4.282% due 01/09/2028		250	278
7.500% due 12/11/2023 •(h)(i)		300	333

UBS AG
5.125% due 05/15/2024 (i)		1,318	1,456
7.625% due 08/17/2022 (i)		1,600	1,722

UBS Group AG
5.750% due 02/19/2022 •(h)(i)	EUR	1,100	1,347

Total Switzerland (Cost $10,472)			10,713

UNITED ARAB EMIRATES 0.1%

CORPORATE BONDS & NOTES 0.0%

First Abu Dhabi Bank PJSC
3.000% due 03/30/2022		$200	204

SOVEREIGN ISSUES 0.1%

Emirate of Abu Dhabi Government International Bond
3.125% due 04/16/2030		200	218
3.875% due 04/16/2050		300	346

			564

Total United Arab Emirates (Cost $687)			768

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	17

Schedule of Investments	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED KINGDOM 12.6%

CORPORATE BONDS & NOTES 6.6%

Annington Funding PLC
1.650% due 07/12/2024	EUR	800	$992

Barclays Bank PLC
7.625% due 11/21/2022 (i)		$3,300	3,600

Barclays PLC
1.586% (US0003M + 1.430%) due 02/15/2023 ~		700	705
3.650% due 03/16/2025		600	651
4.610% due 02/15/2023 •		600	615
4.836% due 05/09/2028		1,000	1,125
5.088% due 06/20/2030 •		1,000	1,167
7.125% due 06/15/2025 •(h)(i)	GBP	500	792
7.250% due 03/15/2023 •(h)(i)		700	1,047
8.000% due 06/15/2024 •(h)(i)		$400	455

Frontier Finance PLC
8.000% due 03/23/2022	GBP	281	399

HSBC Holdings PLC
1.139% (BBSW3M + 1.100%) due 02/16/2024 ~	AUD	2,300	1,740
1.155% (US0003M + 1.000%) due 05/18/2024 ~		$300	304
1.750% due 07/24/2027	GBP	700	980
4.041% due 03/13/2028 •		$400	444
4.583% due 06/19/2029 •		800	925
4.750% due 07/04/2029 •(h)(i)	EUR	200	269
5.875% due 09/28/2026 •(h)(i)	GBP	300	466
6.500% due 03/23/2028 •(h)(i)		$700	804

Lloyds Bank PLC
4.875% due 03/30/2027	GBP	500	850
5.125% due 03/07/2025		700	1,130

Lloyds Banking Group PLC
3.500% due 04/01/2026	EUR	300	400
3.900% due 11/23/2023	AUD	800	642
4.582% due 12/10/2025		$500	562
4.650% due 03/24/2026		800	907
5.125% due 12/27/2024 •(h)(i)	GBP	500	735
7.625% due 06/27/2023 •(h)(i)		1,000	1,517

Marks & Spencer PLC
3.750% due 05/19/2026		500	720

Nationwide Building Society
3.766% due 03/08/2024 •		$1,200	1,261

Natwest Group PLC
0.750% due 11/15/2025 •	EUR	1,200	1,453
1.697% (US0003M + 1.550%) due 06/25/2024 ~		$800	818
3.875% due 09/12/2023		300	321
4.445% due 05/08/2030 •		500	573
4.519% due 06/25/2024 •		1,200	1,289
6.000% due 12/29/2025 •(h)(i)		800	894
8.000% due 08/10/2025 •(h)(i)		500	593
8.625% due 08/15/2021 •(h)(i)		900	909

NatWest Markets PLC
0.625% due 03/02/2022	EUR	300	358
1.000% due 05/28/2024		800	979

Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		$600	612

Rolls-Royce PLC
5.750% due 10/15/2027	GBP	400	607

Santander UK Group Holdings PLC
1.089% due 03/15/2025 •		$300	301
2.875% due 08/05/2021		400	401
4.796% due 11/15/2024 •		2,400	2,625
7.375% due 06/24/2022 •(h)(i)	GBP	200	293

Santander UK PLC
0.600% (SONIO/N + 0.550%) due 02/12/2027 ~		500	702

Standard Chartered PLC
0.991% due 01/12/2025 •		$1,200	1,198
1.456% due 01/14/2027 •		1,200	1,190

Tesco PLC
6.125% due 02/24/2022	GBP	50	72

Tesco Property Finance PLC
5.411% due 07/13/2044		187	340
5.661% due 10/13/2041		98	182

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	500	$720

			43,634

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.9%

Avon Finance PLC
0.949% due 09/20/2048 •		995	1,381

Business Mortgage Finance PLC
1.086% due 02/15/2041 •		117	161

Durham Mortgages B PLC
0.688% due 03/31/2054 •		788	1,089

Eurohome UK Mortgages PLC
0.231% due 06/15/2044 •		275	374

Eurosail PLC
1.034% due 06/13/2045 •		365	506

Finsbury Square PLC
0.849% due 03/16/2070 •		965	1,339
1.034% due 09/12/2068 •		425	590

Harben Finance PLC
0.881% due 08/20/2056 •		850	1,179

Hawksmoor Mortgage Funding PLC
1.099% due 05/25/2053 •		865	1,202

Hawksmoor Mortgages
1.099% due 05/25/2053 •		1,572	2,186

Lanark Master Issuer PLC
0.902% due 12/22/2069 •		500	692

Mansard Mortgages PLC
0.731% due 12/15/2049 •		112	154

Newgate Funding PLC
0.240% due 12/01/2050 •		240	323
1.081% due 12/15/2050 •		206	283

Precise Mortgage Funding PLC
1.249% due 12/12/2055 •		1,200	1,683

Residential Mortgage Securities PLC
1.031% due 12/20/2046 •		635	880
1.281% due 09/20/2065 •		692	958
1.299% due 06/20/2070 •		881	1,232

Ripon Mortgages PLC
0.881% due 08/20/2056 •		2,806	3,890

RMAC PLC
0.784% due 06/12/2046 •		1,972	2,731

RMAC Securities PLC
0.234% due 06/12/2044 •		368	493

Stratton Mortgage Funding PLC
0.948% due 07/20/2060 •		2,188	3,039

Towd Point Mortgage Funding
0.949% due 07/20/2045 •		1,984	2,754

Towd Point Mortgage Funding PLC
1.111% due 10/20/2051 •		1,099	1,528

Trinity Square PLC
0.000% due 07/15/2059 •		1,200	1,663

			32,310

		SHARES
PREFERRED SECURITIES 0.0%

Nationwide Building Society
10.250% ~		960	250

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 1.1%

United Kingdom Gilt
0.625% due 10/22/2050	GBP	700	823
1.750% due 01/22/2049		1,300	2,014
3.250% due 01/22/2044		900	1,742
4.250% due 12/07/2040		1,200	2,550

			7,129

Total United Kingdom (Cost $78,379)			83,323

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED STATES 33.0%

ASSET-BACKED SECURITIES 5.5%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040	$1,046	$1,052

ACE Securities Corp. Home Equity Loan Trust
0.372% due 07/25/2036 •	1,194	983

Amortizing Residential Collateral Trust
0.792% due 10/25/2031 •	1	1

AMRESCO Residential Securities Corp. Mortgage Loan Trust
1.032% due 06/25/2029 •	1	1

Argent Mortgage Loan Trust
0.332% due 05/25/2035 •	1,312	1,229

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.852% due 02/25/2036 •	1,536	1,406

Citigroup Mortgage Loan Trust
0.252% due 12/25/2036 •	473	319
0.612% due 03/25/2036 •	470	456

Citigroup Mortgage Loan Trust, Inc.
0.352% due 06/25/2037 •	2,700	2,641
1.082% due 07/25/2035 •	1,200	1,192

Countrywide Asset-Backed Certificates
0.232% due 06/25/2035 •	296	280
0.232% due 06/25/2037 •	393	372
0.232% due 07/25/2037 •	279	265
0.232% due 06/25/2047 ^•	303	289
0.232% due 06/25/2047 •	974	911
0.242% due 04/25/2047 ^•	157	155
0.352% due 12/25/2036 ^•	323	313
0.372% due 03/25/2037 •	1,388	1,419
0.672% due 07/25/2036 •	91	91
4.661% due 08/25/2035 ^~	252	244

Countrywide Asset-Backed Certificates Trust
1.442% due 04/25/2035 •	900	903

Credit Suisse First Boston Mortgage Securities Corp.
0.712% due 01/25/2032 •	1	1

First Franklin Mortgage Loan Trust
0.207% due 07/25/2036 •	871	840

GSAMP Trust
0.737% due 11/25/2035 ^•	1,319	1,257

Home Equity Mortgage Loan Asset-Backed Trust
0.332% due 04/25/2037 •	501	384

HSI Asset Securitization Corp. Trust
0.352% due 04/25/2037 •	697	458

Long Beach Mortgage Loan Trust
0.652% due 10/25/2034 •	12	12

Merrill Lynch Mortgage Investors Trust
0.242% due 08/25/2037 •	1,207	789

Morgan Stanley ABS Capital, Inc. Trust
0.222% due 10/25/2036 •	123	117

Morgan Stanley Home Equity Loan Trust
0.192% due 12/25/2036 •	889	541
0.322% due 04/25/2037 •	752	502

Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^þ	147	56

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.527% due 03/25/2036 •	689	682

NovaStar Mortgage Funding Trust
0.222% due 03/25/2037 •	648	495

Option One Mortgage Loan Trust
0.232% due 01/25/2037 •	373	280

Renaissance Home Equity Loan Trust
2.642% due 12/25/2032 •	186	187
5.294% due 01/25/2037 þ	641	310
5.675% due 06/25/2037 ^þ	1,053	407
5.731% due 11/25/2036 þ	987	534

Residential Asset Mortgage Products Trust
0.532% due 12/25/2035 •	281	263
0.552% due 12/25/2035 •	818	740

Residential Asset Securities Corp. Trust
0.342% due 11/25/2036 ^•	2,012	1,954

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Saxon Asset Securities Trust
1.842% due 12/25/2037 •		$341	$337

Soundview Home Loan Trust
0.242% due 06/25/2037 •		73	60
0.592% due 11/25/2036 •		1,400	1,356

Structured Asset Investment Loan Trust
0.222% due 07/25/2036 •		389	317
0.712% due 01/25/2036 •		955	925

Terwin Mortgage Trust
1.032% due 11/25/2033 •		17	16

Towd Point Mortgage Trust
1.092% due 05/25/2058 •		628	634
1.636% due 04/25/2060 ~		1,199	1,211
2.710% due 01/25/2060 ~		1,144	1,177
2.900% due 10/25/2059 ~		3,810	3,949

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		1,400	1,477

			36,790

CORPORATE BONDS & NOTES 6.7%

7-Eleven, Inc.
0.612% (US0003M + 0.450%) due 08/10/2022 ~		600	600
0.625% due 02/10/2023		1,600	1,601
0.800% due 02/10/2024		200	200

AbbVie, Inc.
5.000% due 12/15/2021		600	606

American Airlines Pass-Through Trust
3.000% due 04/15/2030		239	244

American Tower Corp.
2.950% due 01/15/2025		800	851

AT&T, Inc.
3.100% due 02/01/2043		300	295
3.300% due 02/01/2052		300	293

Bayer U.S. Finance LLC
1.129% (US0003M + 1.010%) due 12/15/2023 ~		500	507
3.875% due 12/15/2023		300	321
4.250% due 12/15/2025		300	335
4.375% due 12/15/2028		700	803

Boeing Co.
1.950% due 02/01/2024		100	102
2.750% due 02/01/2026		1,800	1,881
3.250% due 02/01/2028		400	425

Broadcom, Inc.
2.450% due 02/15/2031		400	393
2.600% due 02/15/2033		300	294
3.469% due 04/15/2034		300	318

Campbell Soup Co.
3.650% due 03/15/2023		229	241

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		200	210

Charles Schwab Corp.
0.750% due 03/18/2024		200	201

Charter Communications Operating LLC
3.750% due 02/15/2028		100	110
4.464% due 07/23/2022		1,300	1,346

CVS Health Corp.
3.700% due 03/09/2023		55	58

D.R. Horton, Inc.
5.750% due 08/15/2023		1,300	1,426

Dell International LLC
6.100% due 07/15/2027		1,100	1,349
6.200% due 07/15/2030		200	257

Duke Energy Corp.
0.775% (US0003M + 0.650%) due 03/11/2022 ~		1,300	1,305

Equitable Holdings, Inc.
3.900% due 04/20/2023		65	69

ERAC USA Finance LLC
2.600% due 12/01/2021		1,200	1,209

Fidelity National Information Services, Inc.
0.750% due 05/21/2023	EUR	300	362
1.700% due 06/30/2022	GBP	200	280

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Motor Credit Co. LLC
0.000% due 12/07/2022 •	EUR	200	$236
0.189% due 11/15/2023 •		100	117
1.744% due 07/19/2024		400	482
2.748% due 06/14/2024	GBP	400	562
3.087% due 01/09/2023		$600	613
3.370% due 11/17/2023		600	623
3.375% due 11/13/2025		400	415
3.810% due 01/09/2024		200	210
4.000% due 11/13/2030		200	210
4.375% due 08/06/2023		600	634
4.535% due 03/06/2025	GBP	500	743

GATX Corp.
0.896% (US0003M + 0.720%) due 11/05/2021 ~		$1,200	1,202

General Motors Financial Co., Inc.
3.550% due 07/08/2022		700	723

Georgia-Pacific LLC
3.163% due 11/15/2021		400	402

Goldman Sachs Group, Inc.
1.625% due 07/27/2026	EUR	800	1,013

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		$600	651

Kilroy Realty LP
3.450% due 12/15/2024		100	107

Morgan Stanley
0.735% (CDOR03 + 0.300%) due 02/03/2023 ~(j)	CAD	3,300	2,666

MPT Operating Partnership LP
2.500% due 03/24/2026	GBP	900	1,270

NextEra Energy Capital Holdings, Inc.
0.867% (US0003M + 0.720%) due 02/25/2022 ~		$800	803

Nissan Motor Acceptance Corp.
0.836% due 09/28/2022 •		1,000	1,001

Oracle Corp.
2.875% due 03/25/2031 (j)		2,300	2,394
3.950% due 03/25/2051 (j)		300	328
4.100% due 03/25/2061 (j)		100	111

Organon Finance 1 LLC
5.125% due 04/30/2031		400	413

Pacific Gas & Electric Co.
2.100% due 08/01/2027		100	97
2.950% due 03/01/2026		100	102
3.450% due 07/01/2025		100	105
4.000% due 12/01/2046		100	94
4.550% due 07/01/2030		200	214

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		1,400	1,533

Public Service Enterprise Group, Inc.
2.000% due 11/15/2021		400	402

SL Green Operating Partnership LP
3.250% due 10/15/2022		500	515

Southern California Edison Co.
0.690% (SOFRRATE + 0.640%) due 04/03/2023 ~		500	501
0.880% (SOFRRATE + 0.830%) due 04/01/2024 ~		100	100
1.100% due 04/01/2024		300	302

Spirit AeroSystems, Inc.
3.950% due 06/15/2023		600	605

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		38	38
4.738% due 03/20/2025		281	302

Walt Disney Co.
3.500% due 05/13/2040		100	112
3.600% due 01/13/2051		200	227

West Virginia United Health System Obligated Group
3.129% due 06/01/2050		800	809

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022		2,100	2,134

			44,613

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

Avolon TLB Borrower (U.S.) LLC
3.250% (LIBOR03M + 2.500%) due 12/01/2027 ~	$1,194	$1,196

CenturyLink, Inc.
2.354% (LIBOR03M + 2.250%) due 03/15/2027 ~	380	375

Charter Communications Operating LLC
1.860% (LIBOR03M + 1.750%) due 02/01/2027 ~	570	567

		2,138

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.4%

American Home Mortgage Investment Trust
1.671% due 09/25/2045 •	4	4

Banc of America Mortgage Trust
2.787% due 02/25/2036 ^~	35	35

Bear Stearns Adjustable Rate Mortgage Trust
2.485% due 08/25/2033 ~	1	1

Bear Stearns ALT-A Trust
0.412% due 02/25/2034 •	26	26
3.008% due 09/25/2035 ^~	16	13
3.133% due 11/25/2035 ^~	17	15
3.326% due 03/25/2036 ^~	84	73
3.389% due 08/25/2036 ^~	28	19

Bear Stearns Structured Products, Inc. Trust
2.986% due 12/26/2046 ^~	17	15

Chase Mortgage Finance Trust
3.059% due 07/25/2037 ~	32	30

Citigroup Mortgage Loan Trust, Inc.
0.442% due 10/25/2035 •	1,281	806
2.220% due 09/25/2035 •	2	2

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.351% due 09/25/2035 ^~	126	120

Countrywide Alternative Loan Trust
0.513% due 03/20/2046 •	42	35
0.652% due 02/25/2037 •	32	28
1.116% due 12/25/2035 •	32	30
1.616% due 11/25/2035 •	7	7
5.250% due 06/25/2035 ^	5	5

Countrywide Home Loan Mortgage Pass-Through Trust
0.552% due 05/25/2035 •	16	14
0.732% due 03/25/2035 •	27	24
0.752% due 02/25/2035 •	4	4
2.800% due 11/25/2034 ~	3	3
2.992% due 08/25/2034 ^~	4	4
5.500% due 01/25/2035	272	276

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.500% due 08/25/2036 ^	990	885
5.863% due 02/25/2037 ^~	163	55

DBUBS Mortgage Trust
1.200% due 11/10/2046 ~(a)	123	0

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.842% due 10/25/2047 •	632	594

Extended Stay America Trust
1.155% due 07/15/2038 •(b)	1,600	1,608

GSR Mortgage Loan Trust
0.422% due 12/25/2034 •	21	20
2.375% due 04/25/2035 ~	37	39
2.927% due 01/25/2036 ^~	23	23

Homeward Opportunities Fund Trust
1.657% due 05/25/2065 ~	849	855

IndyMac Mortgage Loan Trust
0.512% due 05/25/2046 •	328	320
0.572% due 07/25/2035 •	13	12

JP Morgan Mortgage Trust
2.662% due 02/25/2036 ^~	15	12
2.949% due 07/27/2037 ~	51	51

Manhattan West Mortgage Trust
2.130% due 09/10/2039	1,400	1,434

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.513% due 12/15/2030 •	3	3

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	19

Schedule of Investments	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MFA Trust
1.381% due 04/25/2065 ~	$1,529	$1,537
1.947% due 04/25/2065 ~	556	559

Morgan Stanley Bank of America Merrill Lynch Trust
1.098% due 12/15/2048 ~(a)	875	9

Morgan Stanley Mortgage Loan Trust
2.043% due 06/25/2036 ~	15	16

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	1,300	1,356
2.750% due 11/25/2059 ~	1,099	1,138

One New York Plaza Trust
1.023% due 01/15/2026 •	1,600	1,613

Residential Accredit Loans, Inc. Trust
0.242% due 02/25/2047 •	24	12
0.452% due 06/25/2046 •	246	80
0.512% due 04/25/2046 •	403	159
1.023% due 10/25/2037 ~	210	202
6.000% due 06/25/2036	501	481

Structured Adjustable Rate Mortgage Loan Trust
2.386% due 04/25/2034 ~	2	2

Structured Asset Mortgage Investments Trust
0.312% due 09/25/2047 •	70	64
0.512% due 05/25/2036 •	7	6
0.532% due 05/25/2036 •	49	48
0.552% due 05/25/2045 •	12	12
0.673% due 07/19/2034 •	1	1
0.753% due 09/19/2032 •	1	1
0.793% due 03/19/2034 •	2	2
1.616% due 08/25/2047 ^•	25	24

Structured Asset Securities Corp.
0.372% due 01/25/2036 •	202	190

Structured Asset Securities Corp. Mortgage Loan Trust
0.382% due 10/25/2036 •	428	386

TBW Mortgage-Backed Trust
6.470% due 09/25/2036 ^þ	189	13

Thornburg Mortgage Securities Trust
1.494% due 06/25/2047 ^•	19	17
1.494% due 06/25/2047 •	1	1

Wachovia Mortgage Loan Trust LLC
2.510% due 10/20/2035 ^~	34	31

WaMu Mortgage Pass-Through Certificates Trust
0.712% due 01/25/2045 •	48	48
1.096% due 06/25/2046 •	23	23
1.116% due 02/25/2046 •	51	51
1.593% due 02/27/2034 •	2	2
2.344% due 03/25/2033 ~	5	5
2.491% due 12/25/2036 ^~	121	116
2.725% due 03/25/2035 ~	20	21
2.846% due 04/25/2035 ~	17	17

Washington Mutual Mortgage Pass-Through Certificates Trust
1.056% due 07/25/2046 ^•	18	12

		15,755

	SHARES
PREFERRED SECURITIES 0.6%

AT&T, Inc.
2.875% due 03/02/2025 •(h)	700,000	847

Bank of America Corp.
5.875% due 03/15/2028 •(h)	700,000	802

	SHARES	MARKET VALUE (000S)

Charles Schwab Corp.
5.375% due 06/01/2025 •(h)	500,000	$554

Goldman Sachs Group, Inc.
3.800% due 05/10/2026 •(h)	400,000	408

Wells Fargo & Co.
3.900% due 03/15/2026 •(h)	1,500,000	1,554

		4,165

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 12.3%

Fannie Mae
0.212% due 03/25/2034 •	$1	1
0.242% due 08/25/2034 •	1	1
0.442% due 09/25/2042 •	9	9
0.492% due 06/25/2036 •	15	15
1.328% due 10/01/2044 •	7	7
1.800% due 12/01/2034 •	2	2
2.096% due 05/25/2035 ~	4	4
2.581% due 11/01/2034 •	11	12
3.000% due 03/01/2060	826	895
3.500% due 01/01/2059	1,557	1,693
6.000% due 07/25/2044	6	7

Freddie Mac
0.460% due 01/15/2038 •	209	209
0.573% due 12/15/2032 •	3	3
0.673% due 12/15/2037 •	4	4
1.316% due 10/25/2044 •	23	23
1.992% due 01/15/2038 ~(a)	209	13
2.000% due 03/01/2035 •	4	4
2.042% due 04/01/2035 •	16	17
2.536% due 02/01/2029 •	1	1

Ginnie Mae
0.907% due 05/20/2066 - 06/20/2066 •	3,101	3,157
0.957% due 11/20/2066 •	527	538
2.875% due 04/20/2028 - 06/20/2030 •	1	1
3.000% due 07/20/2046 - 05/20/2047	50	51

Uniform Mortgage-Backed Security
2.500% due 11/01/2050 - 02/01/2051	9,330	9,681
3.000% due 10/01/2049 - 06/01/2051	2,176	2,324
3.500% due 10/01/2034 - 07/01/2050	2,114	2,248
4.000% due 06/01/2050	938	1,001

Uniform Mortgage-Backed Security, TBA
4.000% due 08/01/2051	55,900	59,577

		81,498

U.S. TREASURY OBLIGATIONS 5.2%

U.S. Treasury Bonds
1.375% due 11/15/2040 (k)	2,400	2,157
1.625% due 11/15/2050	900	808
1.875% due 02/15/2041 (o)	1,600	1,567

U.S. Treasury Inflation Protected Securities (g)
0.500% due 01/15/2028 (k)	9,633	10,806
3.875% due 04/15/2029 (o)	812	1,143

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury Notes
0.625% due 05/15/2030 (k)		$3,300	$3,085
1.625% due 08/15/2029		3,300	3,376
2.875% due 04/30/2025 (k)(m)(o)		10,600	11,499

			34,441

Total United States (Cost $213,552)			219,400

SHORT-TERM INSTRUMENTS 1.5%

ARGENTINA TREASURY BILLS 0.0%
38.474% due 07/30/2021 - 09/13/2021 (d)(e)(g)	ARS	27,376	$161

ISRAEL TREASURY BILLS 1.4%
(0.018)% due 11/30/2021 - 06/08/2022 (d)(e)	ILS	31,100	9,539

U.S. TREASURY CASH MANAGEMENT BILLS 0.1%
0.005% due 09/07/2021 (e)(f)		$319	319

Total Short-Term Instruments (Cost $9,990)			10,019

Total Investments in Securities (Cost $697,945)			720,011

		SHARES
INVESTMENTS IN AFFILIATES 4.1%

SHORT-TERM INSTRUMENTS 4.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.1%

PIMCO Short Asset Portfolio		30,075	302

PIMCO Short-Term Floating NAV Portfolio III		2,741,428	27,033

Total Short-Term Instruments (Cost $27,332)			27,335

Total Investments in Affiliates (Cost $27,332)			27,335

Total Investments 112.4% (Cost $725,277)			$747,346

Financial Derivative Instruments (l)(n) 0.9% (Cost or Premiums, net $(1,334))			5,900

Other Assets and Liabilities, net (13.3)%			(88,329)

Net Assets 100.0%			$664,917

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG	3.729%	01/14/2032	01/11/2021	$1,100	$1,121	0.17%
Morgan Stanley	0.735	02/03/2023	01/30/2020	2,502	2,666	0.40
Oracle Corp.	2.875	03/25/2031	03/22/2021	2,297	2,394	0.36
Oracle Corp.	3.950	03/25/2051	03/22/2021	299	328	0.05
Oracle Corp.	4.100	03/25/2061	03/22/2021	100	111	0.02

				$6,298	$6,620	1.00%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BPS	(0.580)%	05/20/2021	08/19/2021	EUR	(7,832)	$(9,281)
BRC	(0.570)	05/20/2021	08/19/2021		(7,169)	(8,495)
BSN	0.050	05/13/2021	07/13/2021		$(1,011)	(1,011)
CIB	0.040	05/20/2021	07/20/2021		(10,038)	(10,038)
GRE	0.060	05/11/2021	07/12/2021		(984)	(984)

Total Reverse Repurchase Agreements						$(29,809)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
Canada (0.4)%
Sovereign Issues (0.4)%
Canada Government International Bond	2.750%	12/01/2048	CAD 3,100	$(2,927)	$(3,010)

United States (8.4)%
U.S. Government Agencies (8.4)%
Uniform Mortgage-Backed Security, TBA	2.000	08/01/2051	$ 24,050	(24,180)	(24,238)
Uniform Mortgage-Backed Security, TBA	2.500	08/01/2051	13,600	(14,017)	(14,041)
Uniform Mortgage-Backed Security, TBA	3.000	08/01/2051	8,600	(8,968)	(8,960)
Uniform Mortgage-Backed Security, TBA	3.500	07/01/2036	400	(427)	(427)
Uniform Mortgage-Backed Security, TBA	3.500	08/01/2051	7,600	(8,022)	(8,005)

Total United States				(55,614)	(55,671)

Total Short Sales (8.8)%				$(58,541)	$(58,681)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	21

Schedule of Investments	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$0	$(9,281)	$0	$0	$(9,281)	$9,470	$189
BRC	0	(8,495)	0	0	(8,495)	8,505	10
BSN	0	(1,011)	0	0	(1,011)	1,028	17
CIB	0	(10,038)	0	0	(10,038)	10,122	84
GRE	0	(984)	0	0	(984)	976	(8)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(3,010)	(3,010)	0	(3,010)

Total Borrowings and Other Financing Transactions	$0	$(29,809)	$0	$(3,010)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$(17,776)	$0	$(17,776)
U.S. Treasury Obligations	0	(12,033)	0	0	(12,033)

Total Borrowings	$0	$(12,033)	$(17,776)	$0	$(29,809)

Payable for reverse repurchase agreements					$(29,809)

(k)	Securities with an aggregate market value of $30,102 have been pledged as collateral under the terms of the above master agreements as of June 30, 2021.

(1)

The average amount of borrowings outstanding during the period ended June 30, 2021 was $(28,791) at a weighted average interest rate of (0.198%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for short sales includes $9 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar March Futures	03/2022	12	$	2,994	$0	$0	$0
Australia Government 3-Year Note September Futures	09/2021	242		21,141	(73)	12	0
Australia Government 10-Year Bond September Futures	09/2021	35		3,706	15	16	0
Euro-BTP Italy Government Bond September Futures	09/2021	239		42,909	658	210	0
Euro-Buxl 30-Year Bond September Futures	09/2021	11		2,651	47	20	(7)
Japan Government 10-Year Bond September Futures	09/2021	12		16,385	27	4	0
U.S. Treasury 5-Year Note September Futures	09/2021	160		19,749	(48)	10	0
U.S. Treasury 10-Year Note September Futures	09/2021	234		31,005	208	55	0
U.S. Treasury 10-Year Ultra Long-Term Bond September Futures	09/2021	128		18,842	353	62	0
U.S. Treasury Ultra Long-Term Bond September Futures	09/2021	9		1,734	75	10	0
United Kingdom Long Gilt September Futures	09/2021	20		3,544	35	4	0

					$1,297	$403	$(7)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

SHORT FUTURES CONTRACTS
Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond September Futures	09/2021	189	$	(38,683)	$(220)	$43	$(121)
Euro-OAT France Government 10-Year Bond September Futures	09/2021	22		(4,149)	(17)	1	(12)
Euro-Schatz September Futures	09/2021	94		(12,499)	0	0	(1)
U.S. Treasury 30-Year Bond September Futures	09/2021	23		(3,697)	(106)	0	(15)

					$(343)	$44	$(149)

Total Futures Contracts					$954	$447	$(156)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Auchan Holding S.A.	1.000%	Quarterly	12/20/2027	1.001%	EUR	1,100	$(65)	$65	$0	$0	$(1)
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2022	0.123	$	700	14	(5)	9	0	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.469	EUR	500	18	0	18	0	0
Tesco PLC	1.000	Quarterly	06/20/2022	0.138		800	0	8	8	0	0
Tesco PLC	1.000	Quarterly	06/20/2025	0.502		400	(13)	23	10	0	0

							$(46)	$91	$45	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-36 5-Year Index	(5.000)%	Quarterly	06/20/2026	$	4,100	$(391)	$(35)	$(426)	$0	$(2)
CDX.IG-33 10-Year Index	(1.000)	Quarterly	12/20/2029		1,600	7	(20)	(13)	0	0
CDX.IG-35 5-Year Index	(1.000)	Quarterly	12/20/2025		900	(22)	(1)	(23)	0	0
CDX.IG-35 10-Year Index	(1.000)	Quarterly	12/20/2030		25,100	(155)	(177)	(332)	1	0
CDX.IG-36 10-Year Index	(1.000)	Quarterly	06/20/2031		18,800	(336)	137	(199)	2	0
iTraxx Europe Main 31 10-Year Index	(1.000)	Quarterly	06/20/2029	EUR	9,100	(66)	(151)	(217)	3	0

						$(963)	$(247)	$(1,210)	$6	$(2)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-36 5-Year Index	1.000%	Quarterly	06/20/2026	$	400	$9	$1	$10	$0	$0

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	$	132,700	$(1)	$(47)	$(48)	$0	$(5)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022		30,400	0	1	1	0	(1)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022		3,900	0	(1)	(1)	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022		5,100	0	(2)	(2)	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022		19,800	(1)	(7)	(8)	0	0
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023		17,000	0	(3)	(3)	0	0
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024		4,300	0	0	0	0	0
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024		12,700	1	0	1	0	(1)
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.105%	Quarterly	09/27/2024		12,700	0	(3)	(3)	0	(1)
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024		10,100	0	(1)	(1)	0	(1)

						$(1)	$(63)	$(64)	$0	$(9)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	23

Schedule of Investments	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	(Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.250%	Annual	09/15/2023	GBP	6,100	$11	$(8)	$3	$3	$0
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	09/15/2026		4,300	9	(8)	1	6	0
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/15/2031		7,100	(29)	52	23	15	0
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/15/2051		400	(11)	0	(11)	0	0
Receive	1-Year BRL-CDI	2.850	Maturity	01/03/2022	BRL	18,500	0	46	46	1	0
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022		44,800	0	110	110	2	0
Receive	1-Year BRL-CDI	2.860	Maturity	01/03/2022		23,600	0	59	59	1	0
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		13,000	0	32	32	1	0
Receive	1-Year BRL-CDI	2.871	Maturity	01/03/2022		18,700	0	46	46	1	0
Receive	1-Year BRL-CDI	2.883	Maturity	01/03/2022		15,200	0	36	36	1	0
Pay	1-Year BRL-CDI	3.300	Maturity	01/03/2022		258,900	(3)	(317)	(320)	0	(13)
Pay	1-Year BRL-CDI	3.345	Maturity	01/03/2022		5,500	0	(9)	(9)	0	0
Pay	1-Year BRL-CDI	3.350	Maturity	01/03/2022		117,200	(1)	(198)	(199)	0	(6)
Receive	1-Year BRL-CDI	3.360	Maturity	01/03/2022		38,900	(58)	92	34	2	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022		60,800	(4)	(81)	(85)	0	(3)
Pay	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025	CAD	6,000	0	9	9	1	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		3,200	(26)	48	22	1	0
Pay	3-Month CAD-Bank Bill	1.000	Semi-Annual	06/16/2026		3,200	(39)	(16)	(55)	1	0
Pay	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029		5,900	173	115	288	8	0
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		8,200	109	(23)	86	15	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		11,700	(89)	(127)	(216)	23	0
Pay	3-Month CAD-Bank Bill	1.250	Semi-Annual	06/16/2031		6,500	(325)	41	(284)	7	0
Pay	3-Month CAD-Bank Bill	1.750	Semi-Annual	12/16/2046		600	(86)	38	(48)	2	0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		3,900	116	234	350	25	0
Pay	3-Month NZD-BBR	0.528	Semi-Annual	03/17/2024	NZD	400	0	(3)	(3)	0	0
Pay	3-Month SEK-STIBOR	1.000	Annual	06/19/2029	SEK	13,200	51	(5)	46	2	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021	$	15,900	(221)	30	(191)	0	(1)
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	03/30/2023		14,965	3	(6)	(3)	0	(2)
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2023		37,600	33	12	45	0	(2)
Receive	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		6,950	0	(173)	(173)	0	(1)
Receive(6)	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		5,950	0	(120)	(120)	0	(2)
Receive(6)	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		7,050	0	(131)	(131)	0	(2)
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		8,200	212	(161)	51	3	0
Receive	3-Month USD-LIBOR	0.400	Semi-Annual	03/30/2026		27,150	248	379	627	0	(13)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		38,710	(824)	(37)	(861)	24	0
Pay	3-Month USD-LIBOR	0.400	Semi-Annual	01/15/2028		6,800	(54)	(266)	(320)	7	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		3,000	(164)	18	(146)	4	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		25,100	1,360	(3,166)	(1,806)	0	(34)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2030		9,400	(44)	(554)	(598)	0	(19)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		16,400	(183)	783	600	0	(41)
Receive	3-Month USD-LIBOR	1.120	Semi-Annual	02/02/2031		1,500	0	36	36	0	(4)
Receive	3-Month USD-LIBOR	1.160	Semi-Annual	02/02/2031		1,900	0	38	38	0	(5)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031		15,950	128	826	954	0	(41)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		22,420	2,071	(595)	1,476	0	(60)
Pay(6)	3-Month USD-LIBOR	1.950	Semi-Annual	10/04/2031		780	0	35	35	2	0
Receive(6)	3-Month USD-LIBOR	1.720	Semi-Annual	10/15/2031		2,700	0	(54)	(54)	0	(8)
Receive(6)	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		1,400	(29)	2	(27)	1	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/09/2041		2,400	42	155	197	0	(15)
Receive	3-Month USD-LIBOR	1.325	Semi-Annual	12/02/2050		1,100	(32)	154	122	0	(6)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		1,300	5	154	159	0	(9)
Pay	3-Month USD-LIBOR	1.460	Semi-Annual	02/02/2051		2,000	(23)	(125)	(148)	12	0
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	03/30/2051		6,200	194	706	900	0	(42)
Receive	3-Month USD-LIBOR	1.940	Semi-Annual	06/15/2051		1,000	(7)	(30)	(37)	0	(7)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		3,900	(847)	335	(512)	21	0
Receive	3-Month USD-LIBOR	1.935	Semi-Annual	06/22/2051		900	(6)	(26)	(32)	0	(6)
Receive	3-Month USD-LIBOR	1.968	Semi-Annual	06/23/2051		900	(7)	(33)	(40)	0	(6)
Receive(6)	3-Month USD-LIBOR	1.760	Semi-Annual	08/25/2051		850	0	2	2	0	(6)
Receive(6)	3-Month USD-LIBOR	1.950	Semi-Annual	08/31/2051		650	0	(29)	(29)	0	(5)
Receive(6)	3-Month USD-LIBOR	1.990	Semi-Annual	08/31/2051		700	0	(38)	(38)	0	(5)
Receive(6)	3-Month USD-LIBOR	2.010	Semi-Annual	09/17/2051		650	0	(33)	(33)	0	(4)
Receive(6)	3-Month USD-LIBOR	1.665	Semi-Annual	10/27/2051		100	0	4	4	0	(1)
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	12/15/2051		1,400	(58)	(13)	(71)	0	(10)
Receive(6)	3-Month USD-LIBOR	2.090	Semi-Annual	12/23/2051		700	0	(51)	(51)	0	(5)
Receive(6)	3-Month USD-LIBOR	1.620	Semi-Annual	01/27/2052		500	0	21	21	0	(3)
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	7,600	4	22	26	0	(1)
Receive	6-Month AUD-BBR-BBSW	1.250	Semi-Annual	06/17/2030	AUD	4,900	(105)	179	74	0	(10)
Pay	6-Month CHF-LIBOR	(0.500)	Annual	09/16/2025	CHF	18,200	17	(93)	(76)	2	0
Pay	6-Month CHF-LIBOR	0.050	Annual	03/16/2026		1,400	(24)	61	37	1	0
Pay	6-Month CZK-PRIBOR	1.913	Annual	01/30/2029	CZK	13,900	0	5	5	0	0

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate		Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Pay(6)	6-Month EUR-EURIBOR	(0.500	) %	Annual	09/15/2023	EUR	14,700	$(15)	$(7)	$(22)	$3	$0
Pay(6)	6-Month EUR-EURIBOR	(0.250)		Annual	09/15/2026		61,200	38	(114)	(76)	44	0
Pay(6)	6-Month EUR-EURIBOR	0.000		Annual	09/15/2031		52,700	(792)	20	(772)	89	0
Receive(6)	6-Month EUR-EURIBOR	0.190		Annual	01/27/2032		1,350	0	(3)	(3)	0	(3)
Receive(6)	6-Month EUR-EURIBOR	0.205		Annual	01/27/2032		1,700	0	(7)	(7)	0	(3)
Pay(6)	6-Month EUR-EURIBOR	(0.060)		Annual	11/17/2032		1,800	0	(72)	(72)	3	0
Receive	6-Month EUR-EURIBOR	0.450		Annual	12/15/2035		300	(27)	20	(7)	0	(1)
Receive	6-Month EUR-EURIBOR	0.000		Annual	03/17/2036		500	23	6	29	0	(1)
Receive(6)	6-Month EUR-EURIBOR	0.054		Annual	05/27/2050		300	0	47	47	0	(1)
Receive(6)	6-Month EUR-EURIBOR	0.500		Annual	09/15/2051		2,900	(93)	69	(24)	0	(17)
Receive(6)	6-Month EUR-EURIBOR	0.064		Annual	11/17/2052		600	0	91	91	0	(2)
Pay	6-Month JPY-LIBOR	0.200		Semi-Annual	06/19/2029	JPY	900,000	152	(50)	102	0	(1)
Pay	6-Month JPY-LIBOR	0.000		Semi-Annual	03/17/2031		1,790,000	(214)	85	(129)	0	(3)
Pay	6-Month JPY-LIBOR	0.400		Semi-Annual	06/19/2039		130,881	(2)	23	21	0	(1)
Pay	6-Month JPY-LIBOR	0.500		Semi-Annual	06/19/2049		220,000	41	(34)	7	0	(4)
Receive	6-Month NOK-NIBOR	1.500		Annual	03/10/2026	NOK	57,300	2	(38)	(36)	0	(4)
Pay	6-Month NOK-NIBOR	1.900		Annual	03/10/2031		30,000	1	90	91	11	0
Pay	28-Day MXN-TIIE	4.870		Lunar	07/13/2025	MXN	29,200	5	(89)	(84)	3	0
Receive	UKRPI	3.397		Maturity	11/15/2030	GBP	850	6	43	49	0	(3)
Receive	UKRPI	3.445		Maturity	11/15/2030		710	0	34	34	0	(2)
Receive	UKRPI	3.510		Maturity	11/15/2030		430	0	16	16	0	(1)
Pay	UKRPI	3.740		Maturity	03/15/2031		1,300	1	(1)	0	6	0
Pay	UKRPI	3.700		Maturity	04/15/2031		2,100	20	(45)	(25)	10	0
Pay	UKRPI	3.217		Maturity	11/15/2040		1,450	(24)	(210)	(234)	11	0
Pay	UKRPI	3.272		Maturity	11/15/2040		500	0	(69)	(69)	4	0
Pay	UKRPI	3.273		Maturity	11/15/2040		710	0	(98)	(98)	5	0
Pay	UKRPI	3.340		Maturity	11/15/2040		730	0	(79)	(79)	6	0
Receive	UKRPI	3.000		Maturity	11/15/2050		600	21	176	197	0	(10)
Receive	UKRPI	3.051		Maturity	11/15/2050		500	0	144	144	0	(8)
Receive	UKRPI	3.143		Maturity	11/15/2050		300	0	65	65	0	(5)

								$630	$(1,601)	$(971)	$390	$(468)

Total Swap Agreements								$(371)	$(1,819)	$(2,190)	$396	$(480)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(7)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$447	$396	$843	$0	$(156)	$(481)	$(637)

(m)

Securities with an aggregate market value of $2,249 and cash of $8,467 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	25

Schedule of Investments	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	(Cont.)

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin liability of $(1) for closed swap agreements is outstanding at period end.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2021	DKK	57,546		$9,158	$0	$(19)
	07/2021	MXN	672		34	0	0
	07/2021	NOK	26,708		3,115	13	0
	07/2021		$329	EUR	270	0	(9)
	08/2021		20	CZK	410	0	(1)
	08/2021		3,116	NOK	26,708	0	(13)
	08/2021		165	RUB	12,374	3	0
	09/2021	CNY	115,725		$17,992	195	0
	09/2021		$5	PLN	20	0	0
	09/2021		326	RUB	23,778	0	(5)

BPS	07/2021	NZD	735		$533	20	0
	09/2021	CNH	21,500		3,309	2	0
	09/2021	MYR	8,269		1,988	1	0
	09/2021		$528	KRW	598,562	2	0
	11/2021	ILS	2,471		$754	0	(5)
	11/2021	MXN	2,405		119	0	0

BRC	07/2021	CHF	284		316	9	0
	07/2021	MXN	397		20	0	0
	08/2021		$7	MXN	144	0	0

CBK	07/2021	AUD	1,452		$1,123	34	0
	07/2021	DKK	33,584		5,326	0	(29)
	07/2021	PEN	12,652		3,434	143	0
	07/2021		$699	DKK	4,395	2	0
	07/2021		3,198	NOK	26,708	0	(96)
	07/2021		122	RUB	9,444	6	0
	08/2021	PEN	1,105		$304	16	0
	08/2021		$150	RUB	11,281	3	0
	11/2021	ILS	29,007		$8,869	11	(57)
	11/2021		$1,692	MXN	34,513	9	0
	12/2021	PEN	9,069		$2,437	77	0
	02/2022	ILS	9,603		2,969	14	0
	02/2022	PEN	3,283		855	1	0
	03/2022	ILS	10,502		3,192	0	(42)
	04/2022		1,100		339	0	0
	06/2022		3,700		1,141	0	(1)
	08/2022		1,725		532	0	(1)

GLM	07/2021	DKK	11,575		1,895	49	0
	07/2021	GBP	37,316		52,755	1,135	0
	07/2021		$3,514	CAD	4,250	0	(85)
	07/2021		394	DKK	2,410	0	(10)
	07/2021		495	EUR	408	0	(11)
	07/2021		1,623	PEN	6,454	56	0
	07/2021		245	RUB	18,932	13	0
	08/2021	PEN	6,454		$1,624	0	(58)
	08/2021		$210	RUB	15,759	4	0
	09/2021	HKD	3,683		$475	0	0
	09/2021		$414	RUB	30,354	0	(4)
	11/2021		298	PEN	1,118	0	(7)
	01/2022	ILS	3,377		$1,034	0	(5)
	02/2022	CAD	769		637	17	0

HUS	07/2021		859		694	1	0
	07/2021		$370	EUR	310	0	(3)
	07/2021		49,099	GBP	35,474	0	(27)
	08/2021	GBP	35,474		$49,103	27	0
	08/2021		$338	RUB	25,457	7	0
	09/2021	CNH	486,937		$75,770	860	0
	09/2021	KRW	7,743,971		6,951	100	0
	09/2021		$171	RUB	12,519	0	(2)
	10/2021	PEN	601		$160	3	0
	11/2021	ILS	2,533		781	3	0
	12/2021	PEN	1,656		448	17	0

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	01/2022	ILS	2,111		$654	$4	$0

JPM	07/2021	DKK	37,441		5,939	0	(32)
	07/2021		$5,829	DKK	36,317	0	(38)
	10/2021	DKK	36,317		$5,840	38	0

MYI	07/2021	JPY	2,539,692		23,330	470	0
	07/2021		$7,305	DKK	45,438	0	(59)
	07/2021		1,641	GBP	1,182	0	(6)
	07/2021		121	RUB	9,294	5	0
	10/2021	DKK	43,053		$6,926	49	0

RYL	07/2021		$930	GBP	660	0	(17)

SCX	07/2021	EUR	63,858		$78,121	2,401	0
	07/2021	JPY	4,919,080		44,976	698	0
	08/2021	EUR	62,870		74,606	9	0
	08/2021	JPY	7,458,772		67,219	63	0
	08/2021		$10	CZK	206	0	0
	09/2021		1,637	IDR	23,579,813	0	(32)

SOG	07/2021		8,229	DKK	51,240	0	(58)
	07/2021		139	RUB	10,788	8	0
	08/2021		188		14,147	4	0
	10/2021	DKK	51,240		$8,243	58	0

TOR	07/2021	CAD	7,384		6,111	155	0
	08/2021		3,134		2,531	3	0

UAG	07/2021		$399	RUB	30,561	18	0
	09/2021		169		12,369	0	(2)

Total Forward Foreign Currency Contracts						$6,836	$(734)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600%	07/15/2021	2,900	$43	$4
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.648	08/06/2021	2,600	38	8

FAR	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950	09/30/2021	3,700	78	9

GLM	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400	01/25/2022	8,400	106	56

NGF	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400	01/25/2022	7,700	94	52

							$359	$129

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC Euro-OAT France Government Bond 0.750% due 05/23/2025	EUR	97.000	05/23/2025	1,100	$83	$164
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	$	99.664	07/07/2021	500	3	0

						$86	$164

Total Purchased Options						$445	$293

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000%	10/20/2021	300	$(1)	$(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	08/18/2021	1,200	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	07/21/2021	1,400	(1)	0

BPS	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	07/21/2021	300	(2)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.825	08/18/2021	1,500	(2)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	09/15/2021	700	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	1,800	(2)	(2)

BRC	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	2,600	(1)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	2,600	(3)	0

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	27

Schedule of Investments	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	(Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700%	07/21/2021	1,400	$(2)	$0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	07/21/2021	1,400	(2)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	08/18/2021	5,300	(8)	(2)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	08/18/2021	3,000	(3)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	08/18/2021	1,200	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	08/18/2021	1,400	(2)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	09/15/2021	1,800	(2)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	10/20/2021	2,200	(2)	(2)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	4,900	(5)	(3)

CBK	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	10/20/2021	300	(1)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	08/18/2021	800	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.950	09/15/2021	1,000	(1)	0

DUB	Call - OTC CDX.IG-36 5-Year Index	Buy	0.475	08/18/2021	2,100	(2)	(2)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	09/15/2021	2,100	(3)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	09/15/2021	4,300	(4)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	08/18/2021	1,300	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	08/18/2021	1,800	(2)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	09/15/2021	500	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	2,700	(3)	(3)

FBF	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	09/15/2021	100	(1)	0
	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	10/20/2021	500	(3)	(2)
	Call - OTC CDX.IG-36 5-Year Index	Buy	0.475	08/18/2021	900	(1)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	08/18/2021	1,100	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	08/18/2021	2,100	(2)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	09/15/2021	1,000	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.700	10/20/2021	600	(1)	(1)

GST	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	07/21/2021	1,400	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	1,700	(2)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	08/18/2021	1,100	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	08/18/2021	1,300	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.700	10/20/2021	800	(1)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	10/20/2021	2,100	(2)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	10/20/2021	1,900	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	1,300	(2)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	07/21/2021	1,400	(1)	0

JPM	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	10/20/2021	1,200	(2)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	1,500	(2)	(1)

MYC	Put - OTC CDX.HY-36 5-Year Index	Sell	98.000	07/21/2021	200	(1)	0

						$(88)	$(31)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Call - OTC USD versus CAD	CAD 1.265	02/11/2022	3,298	$(32)	$(42)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.880%	09/15/2021	15,800	$ (78)	$0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400	07/15/2021	2,900	(19)	(8)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	07/15/2021	2,900	(24)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.448	08/06/2021	2,600	(17)	(19)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.848	08/06/2021	2,600	(20)	(2)

BPS	Put - OTC 25-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.451	05/23/2025	1,100	(83)	(158)

BRC	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.010	02/07/2022	6,400	(8)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.010	02/07/2022	6,400	(8)	(17)

DUB	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	6,900	(32)	(1)

FAR	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.450	09/30/2021	4,800	(35)	(2)

FBF	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.399	08/26/2021	16,600	(147)	0

GLM	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.010	02/07/2022	6,400	(9)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.010	02/07/2022	6,400	(9)	(17)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.508	07/13/2021	400	(2)	(3)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.908	07/13/2021	400	(2)	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.320	01/25/2022	3,200	(85)	(41)

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.448%	08/23/2021	14,100	$ (126)	$0
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	11,000	(51)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.760	07/07/2021	400	(3)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.370	07/15/2021	1,300	(3)	(3)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.670	07/15/2021	1,300	(3)	(1)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.320	01/25/2022	3,500	(52)	(45)

RYL	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.010	02/07/2022	33,400	(43)	(5)
	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.010	02/07/2022	33,400	(43)	(91)

							$ (902)	$(417)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(2)	0.000%	1-Month USD-LIBOR	10/07/2022	9,500	$(10)	$(1)
	Call - OTC 1-Year Interest Rate Floor(2)	0.000	1-Month USD-LIBOR	10/08/2022	5,250	(5)	(1)

						$(15)	$(2)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	$101.422	07/07/2021	1,100	$(5)	$(1)

Total Written Options					$(1,042)	$(493)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(5)	Notional Amount(6)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
									Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.031%	$200	$(7)	$5	$0	$(2)

BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.031	1,700	(61)	44	0	(17)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.086	3,000	(73)	18	0	(55)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.115	800	(15)	1	0	(14)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.031	1,200	(41)	29	0	(12)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.086	2,000	(51)	14	0	(37)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.031	1,000	(35)	25	0	(10)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.115	1,600	(31)	3	0	(28)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.031	1,700	(59)	42	0	(17)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.086	800	(20)	5	0	(15)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.086	200	(5)	1	0	(4)

							$(398)	$187	$0	$(211)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(4)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(5)	Notional Amount(6)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
									Asset	Liability
BRC	Italy Government International Bond	1.000%	Quarterly	06/20/2025	0.601%	$ 900	$(22)	$36	$14	$0

CBK	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.601	600	(15)	25	10	0

MYC	Barclays Bank PLC	1.000	Quarterly	12/20/2021	0.143	EUR 200	2	(1)	1	0
	Emirate of Abu Dhabi Government International Bond	1.000	Quarterly	06/20/2026	0.388	$ 1,400	39	3	42	0

							$4	$63	$67	$0

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	29

Schedule of Investments	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	(Cont.)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(8)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
AZD	Floating rate equal to 3-Month AUD-LIBOR plus 0.290% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/04/2031	AUD	5,200	$	3,918	$25	$(57)	$0	$(32)

CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029		4,200		2,898	1	263	264	0

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029		4,100		2,829	(15)	273	258	0

MYC	Floating rate equal to 3-Month AUD-LIBOR plus 0.298% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/14/2030		1,800		1,293	9	44	53	0

									$20	$523	$575	$(32)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(9)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
GST	Receive	iBoxx USD Liquid Investment Grade Index	N/A	0.135% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/20/2021	$	15,500	$8	$(615)	$0	$(607)

Total Swap Agreements									$(366)	$158	$642	$(850)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(10)
AZD	$0	$0	$0	$0	$0	$0	$(32)	$(32)	$(32)	$0	$(32)
BOA	211	12	0	223	(47)	(31)	(2)	(80)	143	0	143
BPS	25	164	0	189	(5)	(160)	(72)	(237)	(48)	271	223
BRC	9	0	14	23	0	(29)	(63)	(92)	(69)	0	(69)
CBK	316	0	274	590	(226)	(1)	(10)	(237)	353	(260)	93
DUB	0	0	0	0	0	(8)	0	(8)	(8)	(40)	(48)
FAR	0	9	0	9	0	(3)	0	(3)	6	0	6
FBF	0	0	0	0	0	(4)	0	(4)	(4)	0	(4)
GLM	1,274	56	258	1,588	(180)	(104)	0	(284)	1,304	(1,000)	304
GST	0	0	0	0	0	(3)	(652)	(655)	(655)	584	(71)
HUS	1,022	0	0	1,022	(32)	0	(15)	(47)	975	(950)	25
JPM	38	0	0	38	(70)	(2)	(4)	(76)	(38)	50	12
MYC	0	0	96	96	0	(52)	0	(52)	44	(430)	(386)
MYI	524	0	0	524	(65)	0	0	(65)	459	(290)	169
NGF	0	52	0	52	0	0	0	0	52	0	52
RYL	0	0	0	0	(17)	(96)	0	(113)	(113)	0	(113)
SCX	3,171	0	0	3,171	(32)	0	0	(32)	3,139	(2,360)	779
SOG	70	0	0	70	(58)	0	0	(58)	12	0	12
TOR	158	0	0	158	0	0	0	0	158	0	158
UAG	18	0	0	18	(2)	0	0	(2)	16	0	16

Total Over the Counter	$6,836	$293	$642	$7,771	$(734)	$(493)	$(850)	$(2,077)

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

(o)

Securities with an aggregate market value of $905 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2021.

(1)	Notional Amount represents the number of contracts.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(7)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(9)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(10)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$447	$447
Swap Agreements	0	6	0	0	390	396

	$0	$6	$0	$0	$837	$843

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,836	$0	$6,836
Purchased Options	0	0	0	0	293	293
Swap Agreements	0	67	0	575	0	642

	$0	$67	$0	$7,411	$293	$7,771

	$0	$73	$0	$7,411	$1,130	$8,614

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$156	$156
Swap Agreements	0	3	0	0	478	481

	$0	$3	$0	$0	$634	$637

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$734	$0	$734
Written Options	0	31	0	42	420	493
Swap Agreements	0	211	0	32	607	850

	$0	$242	$0	$808	$1,027	$2,077

	$0	$245	$0	$808	$1,661	$2,714

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	31

Schedule of Investments	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	(Cont.)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Written Options	0	0	0	0	50	50
Futures	0	0	0	0	(285)	(285)
Swap Agreements	0	(1,187)	0	0	(1,335)	(2,522)

	$0	$(1,187)	$0	$0	$(1,569)	$(2,756)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,063)	$0	$(3,063)
Purchased Options	0	0	0	0	300	300
Written Options	0	199	0	148	370	717
Swap Agreements	0	(60)	0	0	724	664

	$0	$139	$0	$(2,915)	$1,394	$(1,382)

	$0	$(1,048)	$0	$(2,915)	$(175)	$(4,138)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(3)	$(3)
Futures	0	0	0	0	562	562
Swap Agreements	0	464	0	0	(158)	306

	$0	$464	$0	$0	$401	$865

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,215	$0	$11,215
Purchased Options	0	0	0	0	185	185
Written Options	0	4	0	(26)	(46)	(68)
Swap Agreements	0	81	0	(369)	(485)	(773)

	$0	$85	$0	$10,820	$(346)	$10,559

	$0	$549	$0	$10,820	$55	$11,424

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$132	$0	$132
Australia
Asset-Backed Securities	0	110	0	110
Corporate Bonds & Notes	0	316	0	316
Non-Agency Mortgage-Backed Securities	0	971	0	971
Sovereign Issues	0	3,549	0	3,549
Canada
Corporate Bonds & Notes	0	1,956	0	1,956
Non-Agency Mortgage-Backed Securities	0	1,556	0	1,556
Sovereign Issues	0	1,448	0	1,448
Cayman Islands
Asset-Backed Securities	0	26,461	0	26,461
Corporate Bonds & Notes	0	3,265	0	3,265
Non-Agency Mortgage-Backed Securities	0	801	0	801
China
Sovereign Issues	0	95,501	0	95,501
Denmark
Corporate Bonds & Notes	0	22,802	0	22,802
France
Corporate Bonds & Notes	0	3,380	0	3,380
Sovereign Issues	0	15,659	0	15,659
Germany
Corporate Bonds & Notes	0	18,279	0	18,279
India
Corporate Bonds & Notes	0	716	0	716

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Ireland
Asset-Backed Securities	$0	$8,733	$0	$8,733
Corporate Bonds & Notes	0	852	0	852
Israel
Sovereign Issues	0	12,468	0	12,468
Italy
Corporate Bonds & Notes	0	8,524	0	8,524
Sovereign Issues	0	7,928	0	7,928
Japan
Corporate Bonds & Notes	0	5,836	0	5,836
Sovereign Issues	0	71,332	0	71,332
Kuwait
Sovereign Issues	0	2,234	0	2,234
Lithuania
Sovereign Issues	0	760	0	760
Luxembourg
Corporate Bonds & Notes	0	1,596	0	1,596
Malaysia
Corporate Bonds & Notes	0	1,253	0	1,253
Sovereign Issues	0	1,934	0	1,934
Multinational
Corporate Bonds & Notes	0	730	0	730
Netherlands
Asset-Backed Securities	0	4,220	0	4,220
Corporate Bonds & Notes	0	3,103	0	3,103
Preferred Securities	0	252	0	252
New Zealand
Sovereign Issues	0	477	0	477

32	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Norway
Corporate Bonds & Notes	$0	$528	$0	$528
Peru
Corporate Bonds & Notes	0	591	0	591
Sovereign Issues	0	6,839	0	6,839
Qatar
Corporate Bonds & Notes	1,595	0	0	1,595
Sovereign Issues	0	10,074	0	10,074
Romania
Sovereign Issues	0	1,772	0	1,772
Saudi Arabia
Corporate Bonds & Notes	0	913	0	913
Sovereign Issues	0	3,074	0	3,074
Singapore
Corporate Bonds & Notes	0	2,146	0	2,146
Slovenia
Sovereign Issues	0	1,595	0	1,595
South Africa
Sovereign Issues	0	532	0	532
South Korea
Sovereign Issues	0	11,601	0	11,601
Spain
Corporate Bonds & Notes	0	1,361	0	1,361
Preferred Securities	0	2,480	0	2,480
Sovereign Issues	0	18,042	0	18,042
Supranational
Corporate Bonds & Notes	0	3,511	0	3,511
Switzerland
Corporate Bonds & Notes	0	10,713	0	10,713
United Arab Emirates
Corporate Bonds & Notes	0	204	0	204
Sovereign Issues	0	564	0	564
United Kingdom
Corporate Bonds & Notes	0	43,634	0	43,634
Non-Agency Mortgage-Backed Securities	0	32,310	0	32,310
Preferred Securities	0	250	0	250
Sovereign Issues	0	7,129	0	7,129
United States
Asset-Backed Securities	0	36,790	0	36,790
Corporate Bonds & Notes	0	44,613	0	44,613
Loan Participations and Assignments	0	2,138	0	2,138

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Non-Agency Mortgage-Backed Securities	$0	$15,755	$0	$15,755
Preferred Securities	0	4,165	0	4,165
U.S. Government Agencies	0	81,498	0	81,498
U.S. Treasury Obligations	0	34,441	0	34,441
Short-Term Instruments
Argentina Treasury Bills	0	161	0	161
Israel Treasury Bills	0	9,539	0	9,539
U.S. Treasury Cash Management Bills	0	319	0	319

	$1,595	$718,416	$0	$720,011

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$27,335	$0	$0	$27,335

Total Investments	$28,930	$718,416	$0	$747,346

Short Sales, at Value - Liabilities
Canada
Sovereign Issues	0	(3,010)	0	(3,010)
United States
U.S. Government Agencies	0	(55,671)	0	(55,671)

	$0	$(58,681)	$0	$(58,681)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	310	533	0	843
Over the counter	0	7,771	0	7,771

	$310	$8,304	$0	$8,614

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(141)	(495)	0	(636)
Over the counter	(2)	(2,075)	0	(2,077)

	$(143)	$(2,570)	$0	$(2,713)

Total Financial Derivative Instruments	$167	$5,734	$0	$5,901

Totals	$29,097	$665,469	$0	$694,566

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	33

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject

SEMIANNUAL REPORT	|	JUNE 30, 2021	35

Notes to Financial Statements	(Cont.)

to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things,

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

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Notes to Financial Statements	(Cont.)

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in

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unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2021 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$300	$2	$0	$0	$0	$302	$1	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$8,729	$83,705	$(65,400)	$0	$(1)	$27,033	$5	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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Notes to Financial Statements	(Cont.)

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

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Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at June 30, 2021, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

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Notes to Financial Statements	(Cont.)

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Portfolios to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Portfolios’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolios and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(b) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and

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counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended June 30, 2021, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to

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Notes to Financial Statements	(Cont.)

hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

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Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

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Notes to Financial Statements	(Cont.)

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by

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Notes to Financial Statements	(Cont.)

market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Portfolio’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified”.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment

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transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Portfolio rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by a Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Portfolio’s investments or the Investment Manager’s operations and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

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Notes to Financial Statements	(Cont.)

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as

50	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.50%	0.50%	0.50%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit,

SEMIANNUAL REPORT	|	JUNE 30, 2021	51

Notes to Financial Statements	(Cont.)

custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through May 1, 2022, to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2021, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2021, were as follows (amounts in thousands†):

Purchases	Sales

$5,686	$1,778

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale

52	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$1,413,543	$1,621,825	$137,012	$126,550

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2021 (Unaudited)		Year Ended 12/31/2020

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	5,550	$61,651	6,857	$75,955

Administrative Class	1,412	15,665	2,710	30,232

Advisor Class	2,142	23,737	3,520	39,044
Issued as reinvestment of distributions

Institutional Class	163	1,787	108	1,179

Administrative Class	139	1,516	407	4,421

Advisor Class	872	9,531	2,458	26,678
Cost of shares redeemed

Institutional Class	(5,217)	(57,660)	(240)	(2,639)

Administrative Class	(1,352)	(15,068)	(3,185)	(35,302)

Advisor Class	(515)	(5,729)	(4,692)	(51,804)

Net increase (decrease) resulting from Portfolio share transactions	3,194	$35,430	7,943	$87,764

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2021, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 76% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2021, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an

SEMIANNUAL REPORT	|	JUNE 30, 2021	53

Notes to Financial Statements	(Cont.)	June 30, 2021 (Unaudited)

unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2020, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$665,914	$45,110	$(17,901)	$27,209

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

54	PIMCO VARIABLE INSURANCE TRUST

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC

BOA	Bank of America N.A.	FBF	Credit Suisse International	NGF	Nomura Global Financial Products, Inc.

BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RYL	NatWest Markets Plc

BRC	Barclays Bank PLC	GRE	NatWest Markets Securities Inc.	SCX	Standard Chartered Bank, London

BSN	The Bank of Nova Scotia - Toronto	GST	Goldman Sachs International	SOG	Societe Generale Paris

CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	TDM	TD Securities (USA) LLC

CIB	Canadian Imperial Bank of Commerce	JPM	JP Morgan Chase Bank N.A.	TOR	The Toronto-Dominion Bank

DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	NOK	Norwegian Krone

AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar

BRL	Brazilian Real	HKD	Hong Kong Dollar	PEN	Peruvian New Sol

CAD	Canadian Dollar	IDR	Indonesian Rupiah	PLN	Polish Zloty

CHF	Swiss Franc	ILS	Israeli Shekel	RUB	Russian Ruble

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	SEK	Swedish Krona

CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	USD (or $)	United States Dollar

CZK	Czech Koruna	MXN	Mexican Peso	ZAR	South African Rand

DKK	Danish Krone	MYR	Malaysian Ringgit

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CDX.IG	Credit Derivatives Index - Investment Grade	SONIO	Sterling Overnight Interbank Average Rate

BBSW1M	1 Month Bank Bill Swap Rate	EUR003M	3 Month EUR Swap Rate	SONIO/N	Sterling Overnight Interbank Average Rate

BBSW3M	3 Month Bank Bill Swap Rate	LIBOR03M	3 Month USD-LIBOR	UKRPI	United Kingdom Retail Prices Index

CDOR03	3 month CDN Swap Rate	MAKA5DAY	Israel Gilon 5 Day	US0003M	ICE 3-Month USD LIBOR

CDX.HY	Credit Derivatives Index - High Yield	SOFRRATE	Secured Overnight Financing Rate

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	OIS	Overnight Index Swap

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind

BBR	Bank Bill Rate	JIBAR	Johannesburg Interbank Agreed Rate	PRIBOR	Prague Interbank Offered Rate

BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBA	To-Be-Announced

CDI	Brazil Interbank Deposit Rate	NIBOR	Norwegian Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor

SEMIANNUAL REPORT	|	JUNE 30, 2021	55

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month period ended June 30, 2021.

56	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT06SAR_063021

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2021

PIMCO International Bond Portfolio (Unhedged)

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2021. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic (“COVID-19”). Looking back, fourth quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was 4.3%. The economy gained momentum during the first quarter of 2021 as GDP growth in the U.S. was 6.3%. Finally, the Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was 6.5%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion a month of Treasury securities and $40 billion a month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed pushed forward its forecast for the first rate hikes. The central bank now expects two interest rate increases by the end of 2023, compared to 2024 in its March 2021 update. In addition, while Fed Chair Jerome Powell said it would begin discussing a scaling back of bond purchases, he maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” He also said that any discussion of raising rates was “highly premature.”

Economies outside the U.S. also continued to be impacted by COVID-19. In its April 2021 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.4% in 2021, compared to a 3.5% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low. It also continued to purchase bonds and, in June 2021, vowed to increase its purchases at a significantly higher pace than earlier in the year. Finally, in July 2021, after the reporting period ended, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium term, versus its previous target for inflation that was below but close to 2%. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond buying program. In June 2021, the central bank said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19-relief program by at least six months.

Both short- and long-term U.S. Treasury yields moved higher, albeit from very low levels, during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.45% at the end of the reporting period, versus 0.93% on December 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -2.02%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -1.04%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced mixed returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.65%, whereas

2	PIMCO VARIABLE INSURANCE TRUST

emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -1.00%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -3.38%.

Despite periods of volatility, global equities produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.25%, fueled, in our view, by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 13.05%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 7.45%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 5.74% and European equities, as represented by the MSCI Europe Index, returned 15.35%.

Commodity prices were volatile but generally produced positive results. When the reporting period began, Brent crude oil was approximately $51 a barrel, but ended the reporting period at roughly $75 a barrel. We believe oil prices rallied as producers reduced their output and then demand increased as global growth improved. Elsewhere, copper prices moved sharply higher, whereas gold prices declined.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar strengthened against several other major currencies. For example, the U.S. dollar returned 2.93% and 7.07% versus the euro and Japanese yen, respectively. However, the U.S. dollar returned -1.18% versus the British pound.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JUNE 30, 2021	3

Important Information About the PIMCO International Bond Portfolio (Unhedged)

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO International Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Portfolio may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured

4	PIMCO VARIABLE INSURANCE TRUST

Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index

(“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO International Bond Portfolio (Unhedged)	04/30/08	04/30/12	04/30/08	03/31/09	Non-diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

SEMIANNUAL REPORT	|	JUNE 30, 2021	5

Important Information About the PIMCO International Bond Portfolio (Unhedged)	(Cont.)

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolio is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolio is uncertain at this time.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO International Bond Portfolio (Unhedged)

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown as of June 30, 2021†§

United States	27.8%

China	12.6%

United Kingdom	12.5%

Japan	11.9%

Italy	3.5%

Short-Term Instruments‡	3.0%

Cayman Islands	2.9%

Germany	2.8%

Denmark	2.7%

France	2.6%

Ireland	2.5%

Spain	2.4%

Qatar	2.0%

South Korea	1.8%

Australia	1.8%

Saudi Arabia	1.3%

Israel	1.3%

Supranational	1.0%

Other	3.6%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO International Bond Portfolio (Unhedged) Institutional Class	(4.14)%	8.74%	2.57%	—	1.38%
PIMCO International Bond Portfolio (Unhedged) Administrative Class	(4.21)%	8.60%	2.43%	1.64%	3.13%
PIMCO International Bond Portfolio (Unhedged) Advisor Class	(4.25)%	8.49%	2.33%	1.52%	3.20%
Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index±	(4.42)%	4.60%	1.63%	0.99%	1.96%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/2008.

± Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index provides a broad-based measure of the global investmentgrade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.83% for Institutional Class shares, 0.98% for Administrative Class shares, and 1.08% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO International Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three non-U.S. countries. The Portfolio’s investments in Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to the euro contributed to relative performance, as the currency depreciated relative to the U.S. dollar.

»	Positions in non-Agency mortgage-backed securities (“MBS”) contributed to relative performance, as spreads tightened.

»	Underweight exposure to duration in the eurozone contributed to relative performance, as yields rose.

»

Overweight exposure to select developed market currencies, particularly the Swedish krona and Swiss franc, detracted from relative performance as these currencies depreciated relative to the U.S. dollar.

»	Overweight exposure to duration in Australia detracted from relative performance, as yields rose.

»	Underweight exposure to the Chinese yuan detracted from relative performance, as the currency appreciated relative to the U.S. dollar.

SEMIANNUAL REPORT	|	JUNE 30, 2021	7

Expense Example PIMCO International Bond Portfolio (Unhedged)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2021 to June 30, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$958.60	$3.63	$1,000.00	$1,020.73	$3.74	0.76%
Administrative Class	1,000.00	957.90	4.34	1,000.00	1,019.95	4.48	0.91
Advisor Class	1,000.00	957.50	4.82	1,000.00	1,019.46	4.97	1.01

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 178/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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SEMIANNUAL REPORT	|	JUNE 30, 2021	9

Financial Highlights	PIMCO International Bond Portfolio (Unhedged)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

01/01/2021 - 06/30/2021+	$10.53	$0.08	$(0.50)	$(0.42)	$(0.54)	$(0.02)	$0.00	$(0.56)

12/31/2020	10.05	0.16	0.87	1.03	(0.55)	0.00	0.00	(0.55)

12/31/2019	9.58	0.21	0.47	0.68	(0.21)	0.00	0.00	(0.21)

12/31/2018	10.67	0.19	(0.60)	(0.41)	(0.51)	(0.14)	(0.03)	(0.68)

12/31/2017	9.78	0.14	0.93	1.07	(0.18)	0.00	0.00	(0.18)

12/31/2016	9.61	0.14	0.17	0.31	(0.14)	0.00	0.00	(0.14)
Administrative Class

01/01/2021 - 06/30/2021+	10.53	0.07	(0.50)	(0.43)	(0.53)	(0.02)	0.00	(0.55)

12/31/2020	10.05	0.15	0.86	1.01	(0.53)	0.00	0.00	(0.53)

12/31/2019	9.58	0.19	0.48	0.67	(0.20)	0.00	0.00	(0.20)

12/31/2018	10.67	0.18	(0.60)	(0.42)	(0.50)	(0.14)	(0.03)	(0.67)

12/31/2017	9.78	0.13	0.93	1.06	(0.17)	0.00	0.00	(0.17)

12/31/2016	9.61	0.12	0.17	0.29	(0.12)	0.00	0.00	(0.12)
Advisor Class

01/01/2021 - 06/30/2021+	10.53	0.06	(0.49)	(0.43)	(0.53)	(0.02)	0.00	(0.55)

12/31/2020	10.05	0.14	0.86	1.00	(0.52)	0.00	0.00	(0.52)

12/31/2019	9.58	0.18	0.48	0.66	(0.19)	0.00	0.00	(0.19)

12/31/2018	10.67	0.17	(0.60)	(0.43)	(0.49)	(0.14)	(0.03)	(0.66)

12/31/2017	9.78	0.12	0.93	1.05	(0.16)	0.00	0.00	(0.16)

12/31/2016	9.61	0.11	0.17	0.28	(0.11)	0.00	0.00	(0.11)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organization expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.55	(4.14)%	$81	0.76	%*	0.76	%*	0.75	%*	0.75	%*	1.60	%*	219%

10.53	10.93	12	0.83		0.83		0.75		0.75		1.68		514

10.05	7.17	11	0.93		0.93		0.75		0.75		2.10		299

9.58	(3.85)	10	0.87		0.87		0.75		0.75		1.85		197

10.67	10.96	10	0.84		0.84		0.75		0.75		1.37		216

9.78	3.15	9	0.80		0.80		0.75		0.75		1.34		419

9.55	(4.21)	9,786	0.91	*	0.91	*	0.90	*	0.90	*	1.31	*	219

10.53	10.77	10,504	0.98		0.98		0.90		0.90		1.54		514

10.05	7.02	9,826	1.08		1.08		0.90		0.90		1.95		299

9.58	(3.97)	9,420	1.02		1.02		0.90		0.90		1.72		197

10.67	10.83	8,468	0.99		0.99		0.90		0.90		1.26		216

9.78	3.00	7,731	0.95		0.95		0.90		0.90		1.19		419

9.55	(4.25)	21,603	1.01	*	1.01	*	1.00	*	1.00	*	1.22	*	219

10.53	10.66	20,408	1.08		1.08		1.00		1.00		1.43		514

10.05	6.92	19,624	1.18		1.18		1.00		1.00		1.85		299

9.58	(4.07)	20,278	1.12		1.12		1.00		1.00		1.61		197

10.67	10.72	22,498	1.09		1.09		1.00		1.00		1.14		216

9.78	2.90	22,506	1.05		1.05		1.00		1.00		1.08		419

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	11

Statement of Assets and Liabilities	PIMCO International Bond Portfolio (Unhedged)	June 30, 2021 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$34,528
Investments in Affiliates	526
Financial Derivative Instruments
Exchange-traded or centrally cleared	38
Over the counter	176
Cash	271
Deposits with counterparty	564
Foreign currency, at value	232
Receivable for investments sold	740
Receivable for TBA investments sold	9,061
Receivable for Portfolio shares sold	9
Interest and/or dividends receivable	233
Total Assets	46,378

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$681
Payable for short sales	2,533
Financial Derivative Instruments
Exchange-traded or centrally cleared	28
Over the counter	556
Payable for investments purchased	1,104
Payable for TBA investments purchased	9,980
Accrued investment advisory fees	7
Accrued supervisory and administrative fees	13
Accrued distribution fees	5
Accrued servicing fees	1
Total Liabilities	14,908

Net Assets	$31,470

Net Assets Consist of:

Paid in capital	$32,084
Distributable earnings (accumulated loss)	(614)

Net Assets	$31,470

Net Assets:

Institutional Class	$81
Administrative Class	9,786
Advisor Class	21,603

Shares Issued and Outstanding:

Institutional Class	8
Administrative Class	1,025
Advisor Class	2,264

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.55
Administrative Class	9.55
Advisor Class	9.55

Cost of investments in securities	$33,345
Cost of investments in Affiliates	$526
Cost of foreign currency held	$234
Proceeds received on short sales	$2,526
Cost or premiums of financial derivative instruments, net	$(88)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO International Bond Portfolio (Unhedged)

Six Months Ended June 30, 2021 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$338
Dividends from Investments in Affiliates	1
Total Income	339

Expenses:

Investment advisory fees	38
Supervisory and administrative fees	76
Servicing fees - Administrative Class	8
Distribution and/or servicing fees - Advisor Class	25
Interest expense	2
Total Expenses	149

Net Investment Income (Loss)	190

Net Realized Gain (Loss):

Investments in securities	133
Exchange-traded or centrally cleared financial derivative instruments	(55)
Over the counter financial derivative instruments	569
Short sales	27
Foreign currency	(51)

Net Realized Gain (Loss)	623

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(1,361)
Exchange-traded or centrally cleared financial derivative instruments	(27)
Over the counter financial derivative instruments	(881)
Short sales	(1)
Foreign currency assets and liabilities	72

Net Change in Unrealized Appreciation (Depreciation)	(2,198)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,385)

* Foreign tax withholdings	$1

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	13

Statements of Changes in Net Assets	PIMCO International Bond Portfolio (Unhedged)

(Amounts in thousands†)	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$190	$409
Net realized gain (loss)	623	656
Net change in unrealized appreciation (depreciation)	(2,198)	1,600

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,385)	2,665

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(4)	(1)
Administrative Class	(538)	(459)
Advisor Class	(1,160)	(987)

Total Distributions(a)	(1,702)	(1,447)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	3,633	245

Total Increase (Decrease) in Net Assets	546	1,463

Net Assets:

Beginning of period	30,924	29,461
End of period	$31,470	$30,924

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO International Bond Portfolio (Unhedged)	June 30, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 109.7%

ARGENTINA 0.0%

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
0.125% due 07/09/2030 þ		$7	$2
0.125% due 07/09/2035 þ		5	1
36.104% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	480	3

Autonomous City of Buenos Aires
39.117% (BADLARPP + 5.000%) due 01/23/2022 ~		30	0

Provincia de Buenos Aires
37.854% due 04/12/2025		100	1

Total Argentina (Cost $33)			7

AUSTRALIA 2.0%

CORPORATE BONDS & NOTES 0.3%

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		$100	105

SOVEREIGN ISSUES 1.7%

Australia Government International Bond
0.500% due 09/21/2026	AUD	600	442
1.000% due 12/21/2030		100	72

Treasury Corp. of Victoria
4.250% due 12/20/2032		20	19

			533

Total Australia (Cost $616)			638

CANADA 0.3%

SOVEREIGN ISSUES 0.3%

Province of Ontario
0.625% due 01/21/2026		$100	99

Total Canada (Cost $99)			99

CAYMAN ISLANDS 3.1%

ASSET-BACKED SECURITIES 2.4%

Dryden Senior Loan Fund
1.084% due 10/15/2027 •		$74	74
1.204% due 04/15/2029 •		100	100

MF1 Multifamily Housing Mortgage Loan Trust
1.200% due 07/16/2036 •		100	100

Palmer Square Loan Funding Ltd.
0.000% due 07/20/2029 •(b)		150	150

STWD Ltd.
1.283% due 04/18/2038 •		100	100

Venture CLO Ltd.
1.208% due 04/20/2029 •		97	97
1.288% due 01/20/2029 •		100	100

Zais CLO Ltd.
1.334% due 04/15/2028 •		44	44

			765

CORPORATE BONDS & NOTES 0.7%

Sands China Ltd.
5.400% due 08/08/2028		200	232

Total Cayman Islands (Cost $965)			997

CHINA 14.1%

SOVEREIGN ISSUES 14.1%

China Development Bank
3.390% due 07/10/2027	CNY	500	78
3.430% due 01/14/2027		1,600	249
3.500% due 08/13/2026		2,000	313

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.680% due 02/26/2026	CNY	2,700	$425
4.040% due 04/10/2027		600	96
4.240% due 08/24/2027		8,500	1,375
4.880% due 02/09/2028		2,400	403

China Government International Bond
2.700% due 11/03/2026		400	61
2.740% due 08/04/2026		600	92
2.850% due 01/28/2026		200	31
2.850% due 06/04/2027		400	61
3.020% due 10/22/2025		6,100	948
3.280% due 12/03/2027		1,900	298

Total China (Cost $4,189)			4,430

DENMARK 3.0%

CORPORATE BONDS & NOTES 3.0%

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	1,211	185

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		2,404	366

Nykredit Realkredit A/S
1.000% due 10/01/2050		2,611	397

Total Denmark (Cost $923)			948

FRANCE 2.9%

SOVEREIGN ISSUES 2.9%

France Government International Bond
0.500% due 05/25/2072	EUR	50	46
0.750% due 05/25/2052		250	283
2.000% due 05/25/2048		220	336
3.250% due 05/25/2045		140	259

Total France (Cost $788)			924

GERMANY 3.2%

CORPORATE BONDS & NOTES 3.2%

Deutsche Bank AG
1.000% due 11/19/2025 •	EUR	100	121
1.625% due 01/20/2027		100	125
1.750% due 11/19/2030 •		100	125
2.625% due 02/12/2026		200	260

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)		100	121

Volkswagen Bank GmbH
0.625% due 09/08/2021		100	119
1.875% due 01/31/2024		100	124

Total Germany (Cost $959)			995

IRELAND 2.8%

ASSET-BACKED SECURITIES 2.8%

ALME Loan Funding DAC
0.750% due 01/15/2031 •	EUR	248	294

Man GLG Euro CLO DAC
0.690% due 12/15/2031 •		250	297
0.870% due 01/15/2030 •		250	296

Total Ireland (Cost $849)			887

ISRAEL 1.4%

SOVEREIGN ISSUES 1.4%

Israel Government International Bond
0.020% (MAKA5DAY) due 11/30/2021~	ILS	700	215
0.750% due 07/31/2022		100	31
2.000% due 03/31/2027		200	66
5.500% due 01/31/2022		400	127

Total Israel (Cost $433)			439

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ITALY 3.9%

CORPORATE BONDS & NOTES 0.8%

Banca Carige SpA
0.957% (EUR003M + 1.500%) due 05/25/2022 ~	EUR	100	$119
1.161% due 10/25/2021 •		100	119

			238

SOVEREIGN ISSUES 3.1%

Italy Buoni Poliennali Del Tesoro
0.950% due 12/01/2031		100	120
1.450% due 11/15/2024		200	250
1.500% due 04/30/2045		100	115
1.850% due 07/01/2025		200	255
2.150% due 03/01/2072		50	58

Italy Government International Bond
6.000% due 08/04/2028	GBP	100	179

			977

Total Italy (Cost $1,154)			1,215

JAPAN 13.3%

SOVEREIGN ISSUES 13.3%

Japan Finance Organization for Municipalities
0.625% due 09/02/2025		$200	197

Japan Government International Bond
0.100% due 03/10/2028 (f)	JPY	30,268	280
0.100% due 03/20/2029		135,000	1,229
0.100% due 03/20/2030		40,000	363
0.300% due 06/20/2046		25,000	211
0.500% due 09/20/2046		50,850	449
0.700% due 12/20/2048		42,400	388
1.200% due 09/20/2035		42,650	436
1.300% due 06/20/2035		40,000	413
1.700% due 06/20/2033		20,000	213

Total Japan (Cost $4,325)			4,179

KUWAIT 0.7%

SOVEREIGN ISSUES 0.7%

Kuwait International Government Bond
3.500% due 03/20/2027		$200	223

Total Kuwait (Cost $199)			223

MALAYSIA 0.2%

SOVEREIGN ISSUES 0.2%

Malaysia Government International Bond
3.502% due 05/31/2027	MYR	100	25

Malaysia Government Investment Issue
4.130% due 07/09/2029		100	26
4.369% due 10/31/2028		100	26

Total Malaysia (Cost $74)			77

PERU 1.0%

SOVEREIGN ISSUES 1.0%

Peru Government International Bond
5.350% due 08/12/2040	PEN	100	23
5.940% due 02/12/2029		173	49
6.350% due 08/12/2028		700	204
6.950% due 08/12/2031		79	23

Total Peru (Cost $337)			299

QATAR 2.2%

SOVEREIGN ISSUES 2.2%

Qatar Government International Bond
3.875% due 04/23/2023		$200	213
4.000% due 03/14/2029		200	231

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	15

Schedule of Investments	PIMCO International Bond Portfolio (Unhedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 04/23/2028		$200	$236

Total Qatar (Cost $601)			680

ROMANIA 0.2%

SOVEREIGN ISSUES 0.2%

Romania Government International Bond
2.000% due 04/14/2033	EUR	50	59
2.750% due 04/14/2041		15	18

Total Romania (Cost $76)			77

RUSSIA 0.2%

SOVEREIGN ISSUES 0.2%

Russia Government International Bond
7.650% due 04/10/2030	RUB	3,700	53

Total Russia (Cost $58)			53

SAUDI ARABIA 1.4%

SOVEREIGN ISSUES 1.4%

Saudi Government International Bond
2.375% due 10/26/2021		$200	201
4.625% due 10/04/2047		200	240

Total Saudi Arabia (Cost $438)			441

SOUTH KOREA 2.0%

SOVEREIGN ISSUES 2.0%

Korea Government International Bond
2.125% due 06/10/2027	KRW	65,000	58
2.375% due 12/10/2027		80,000	73
2.375% due 12/10/2028		330,000	302
2.625% due 06/10/2028		130,000	120
5.500% due 03/10/2028		80,000	87

Total South Korea (Cost $637)			640

		SHARES
SPAIN 2.7%

PREFERRED SECURITIES 0.4%

Banco Santander S.A.
6.250% due 09/11/2021 •(g)(h)		100,000	120

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 2.3%

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	100	120

Spain Government International Bond
0.850% due 07/30/2037		100	117
1.400% due 07/30/2028		320	415
1.450% due 10/31/2071		75	79

			731

Total Spain (Cost $814)			851

SUPRANATIONAL 1.2%

CORPORATE BONDS & NOTES 1.2%

European Union
0.000% due 07/06/2026 (b)(e)	EUR	200	242
0.000% due 07/04/2031 (e)		100	118

Total Supranational (Cost $362)			360

SWITZERLAND 0.7%

CORPORATE BONDS & NOTES 0.7%

UBS AG
5.125% due 05/15/2024 (h)		$200	221

Total Switzerland (Cost $220)			221

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED ARAB EMIRATES 0.7%

SOVEREIGN ISSUES 0.7%

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		$200	$206

Total United Arab Emirates (Cost $200)			206

UNITED KINGDOM 13.9%

CORPORATE BONDS & NOTES 7.4%

Barclays PLC
2.375% due 10/06/2023 •	GBP	100	141
3.375% due 04/02/2025 •	EUR	200	259

BG Energy Capital PLC
4.000% due 10/15/2021		$200	202

HSBC Holdings PLC
4.041% due 03/13/2028 •		200	222
6.750% due 09/11/2028	GBP	50	91

Lloyds Bank PLC
4.875% due 03/30/2027		100	170

Lloyds Banking Group PLC
3.900% due 03/12/2024		$200	217

Marks & Spencer PLC
4.250% due 12/08/2023	GBP	100	147

Nationwide Building Society
4.363% due 08/01/2024 •		$200	215

Natwest Group PLC
5.076% due 01/27/2030 •		200	237

NatWest Markets PLC
0.625% due 03/02/2022	EUR	100	120

Santander UK Group Holdings PLC
3.571% due 01/10/2023		$200	203

Tesco Property Finance PLC
5.744% due 04/13/2040	GBP	47	88

			2,312

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.1%

Avon Finance PLC
0.949% due 09/20/2048 •		90	126

Eurosail PLC
0.000% due 12/10/2044 •	EUR	9	11
0.000% due 03/13/2045 •		16	18
0.244% due 03/13/2045 •	GBP	31	43

Hawksmoor Mortgages
1.099% due 05/25/2053 •		197	273

Mansard Mortgages PLC
0.731% due 12/15/2049 •		67	93

Newgate Funding PLC
1.081% due 12/15/2050 •		103	141

Residential Mortgage Securities PLC
1.299% due 06/20/2070 •		88	123

Ripon Mortgages PLC
0.881% due 08/20/2056 •		61	85

RMAC Securities PLC
0.000% due 06/12/2044 •	EUR	77	89
0.254% due 06/12/2044 •	GBP	92	123

Silverstone Master Issuer PLC
0.799% due 01/21/2070 •		66	92

Stratton Mortgage Funding PLC
0.948% due 07/20/2060 •		97	135
1.249% due 05/25/2051 •		81	113

Trinity Square PLC
0.000% due 07/15/2059 •		100	139

			1,604

SOVEREIGN ISSUES 1.4%

United Kingdom Gilt
1.750% due 01/22/2049		100	155
3.250% due 01/22/2044		150	290

			445

Total United Kingdom (Cost $4,094)			4,361

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED STATES 30.9%

ASSET-BACKED SECURITIES 5.5%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040		$70	$70

Citigroup Mortgage Loan Trust, Inc.
0.352% due 06/25/2037 •		200	196

Countrywide Asset-Backed Certificates
0.232% due 07/25/2037 •		19	18
0.312% due 06/25/2047 •		286	277
0.332% due 04/25/2037 •		41	38

Countrywide Asset-Backed Certificates Trust
0.752% due 08/25/2035 •		125	123

LMREC LLC
1.160% due 04/22/2037 •		100	100

Renaissance Home Equity Loan Trust
2.642% due 12/25/2032 •		32	32

Saxon Asset Securities Trust
1.842% due 12/25/2037 •		57	56

SG Mortgage Securities Trust
0.242% due 10/25/2036 •		194	187

SMB Private Education Loan Trust
1.290% due 07/15/2053		78	79

Structured Asset Investment Loan Trust
1.817% due 10/25/2034 •		116	117

Structured Asset Securities Corp. Mortgage Loan Trust
0.227% due 07/25/2036 •		8	8

Terwin Mortgage Trust
1.032% due 11/25/2033 •		1	1

Towd Point Mortgage Trust
1.092% due 05/25/2058 •		45	45
2.710% due 01/25/2060 ~		67	69
2.900% due 10/25/2059 ~		208	215

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		100	106

			1,737

CORPORATE BONDS & NOTES 2.7%

7-Eleven, Inc.
0.625% due 02/10/2023		100	100

Boeing Co.
1.433% due 02/04/2024		100	100

ERAC USA Finance LLC
2.600% due 12/01/2021		100	101

Ford Motor Credit Co. LLC
1.514% due 02/17/2023	EUR	100	121

Nissan Motor Acceptance Corp.
0.836% due 09/28/2022 •		$100	100

Oracle Corp.
2.875% due 03/25/2031 (i)		100	104

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		100	109

Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025		100	109

			844

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

Charter Communications Operating LLC
1.860% (LIBOR03M + 1.750%) due 02/01/2027 ~		95	94

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.4%

Bear Stearns ALT-A Trust
3.089% due 11/25/2036 ^~		63	42

Chase Mortgage Finance Trust
3.059% due 07/25/2037 ~		2	2

Citigroup Mortgage Loan Trust, Inc.
2.210% due 09/25/2035 •		2	2

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~		123	89

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Trust
0.792% due 05/25/2036 •	$219	$103

Countrywide Home Loan Mortgage Pass-Through Trust
6.500% due 11/25/2047	47	34

DBUBS Mortgage Trust
1.200% due 11/10/2046 ~(a)	61	0

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.282% due 08/25/2047 •	97	92

DROP Mortgage Trust
1.220% due 04/15/2026 •	100	101

Extended Stay America Trust
1.155% due 07/15/2038 •(b)	100	100

First Horizon Mortgage Pass-Through Trust
2.806% due 05/25/2037 ^~	12	7

GSR Mortgage Loan Trust
2.825% due 11/25/2035 ~	24	25

HarborView Mortgage Loan Trust
0.653% due 02/19/2036 •	155	108

Impac CMB Trust
0.812% due 10/25/2034 •	23	22

IndyMac Mortgage Loan Trust
0.572% due 07/25/2035 •	12	11

JP Morgan Alternative Loan Trust
2.849% due 12/25/2035 ^~	35	29

JP Morgan Chase Commercial Mortgage Securities Trust
4.070% due 11/15/2043	45	45

JP Morgan Mortgage Trust
2.662% due 02/25/2036 ^~	7	6

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.933% due 08/15/2032 •	15	14

Merrill Lynch Mortgage Investors Trust
2.809% due 02/25/2035 ~	4	4

Morgan Stanley Bank of America Merrill Lynch Trust
1.098% due 12/15/2048 ~(a)	269	3

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	76	80
2.750% due 11/25/2059 ~	78	81

Structured Asset Securities Corp.
0.372% due 01/25/2036 •	13	13

Thornburg Mortgage Securities Trust
1.494% due 06/25/2047 ^•	6	5

WaMu Mortgage Pass-Through Certificates Trust
2.409% due 03/25/2034 ~	31	32

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.725% due 03/25/2035 ~	$24	$25
3.082% due 09/25/2036 ~	8	7

		1,082

	SHARES
PREFERRED SECURITIES 0.5%

Bank of America Corp.
5.875% due 03/15/2028 •(g)	50,000	57

Charles Schwab Corp.
5.375% due 06/01/2025 •(g)	100,000	111

		168

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 13.2%

Fannie Mae
3.500% due 01/01/2059	$74	81

Freddie Mac
0.460% due 01/15/2038 •	26	26
0.673% due 12/15/2037 •	2	2
1.992% due 01/15/2038 ~(a)	26	2

Small Business Administration
5.980% due 05/01/2022	2	2

Uniform Mortgage-Backed Security
2.500% due 12/01/2050 - 02/01/2051	485	503
3.000% due 10/01/2049	84	90
3.500% due 10/01/2039 - 07/01/2050	75	79
4.000% due 06/01/2050	66	70

Uniform Mortgage-Backed Security, TBA
4.000% due 08/01/2051	2,800	2,984
4.500% due 08/01/2051	300	323

		4,162

U.S. TREASURY OBLIGATIONS 5.3%

U.S. Treasury Bonds
1.875% due 02/15/2051	50	48

U.S. Treasury Inflation Protected Securities (f)
0.500% due 01/15/2028 (j)(m)	541	607
2.500% due 01/15/2029	124	160

U.S. Treasury Notes
0.500% due 02/28/2026	25	25
0.625% due 05/15/2030	200	187
1.625% due 08/15/2029	200	204

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.875% due 04/30/2025 (j)		$400	$434

			1,665

Total United States (Cost $9,374)			9,752

SHORT-TERM INSTRUMENTS 1.7%

ARGENTINA TREASURY BILLS 0.0%
38.439% due 07/30/2021 - 09/13/2021 (d)(e)(f)	ARS	1,419	8

ISRAEL TREASURY BILLS 1.7%
(0.018)% due 11/30/2021 - 06/08/2022 (d)(e)	ILS	1,700	521

Total Short-Term Instruments (Cost $528)			529

Total Investments in Securities (Cost $33,345)			34,528

		SHARES
INVESTMENTS IN AFFILIATES 1.7%

SHORT-TERM INSTRUMENTS 1.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.7%

PIMCO Short Asset Portfolio		1,453	14

PIMCO Short-Term Floating NAV Portfolio III		51,883	512

Total Short-Term Instruments (Cost $526)			526

Total Investments in Affiliates (Cost $526)			526

Total Investments 111.4% (Cost $33,871)			$35,054

Financial Derivative Instruments (k)(l) (1.2)% (Cost or Premiums, net $(88))			(370)

Other Assets and Liabilities, net (10.2)%			(3,214)

Net Assets 100.0%			$31,470

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	17

Schedule of Investments	PIMCO International Bond Portfolio (Unhedged)	(Cont.)

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Oracle Corp.	2.875%	03/25/2031	03/22/2021	$100	$104	0.33%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
CIB	0.040%	05/20/2021	07/20/2021	$	(681)	$(681)

Total Reverse Repurchase Agreements						$(681)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales
Canada (0.4)%
Sovereign Issues (0.4)%
Canada Government International Bond	2.750%	12/01/2048	CAD	134	$(126)	$(130)

United States (7.6)%
U.S. Government Agencies (7.6)%
Uniform Mortgage-Backed Security, TBA	2.000	08/01/2051	$	1,200	(1,207)	(1,209)
Uniform Mortgage-Backed Security, TBA	2.500	08/01/2051		650	(670)	(671)
Uniform Mortgage-Backed Security, TBA	3.000	09/01/2051		300	(312)	(312)
Uniform Mortgage-Backed Security, TBA	3.500	08/01/2051		200	(211)	(211)

Total United States					(2,400)	(2,403)

Total Short Sales (8.0)%					$(2,526)	$(2,533)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
CIB	$0	$(681)	$0	$0	$(681)	$677	$(4)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(130)	(130)	0	(130)

Total Borrowings and Other Financing Transactions	$0	$(681)	$0	$(130)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(681)	$0	$0	$(681)

Total Borrowings	$0	$(681)	$0	$0	$(681)

Payable for reverse repurchase agreements					$(681)

(j)	Securities with an aggregate market value of $677 have been pledged as collateral under the terms of the above master agreements as of June 30, 2021.

(1)

The average amount of borrowings outstanding during the period ended June 30, 2021 was $(2,596) at a weighted average interest rate of (0.260%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar March Futures	03/2022	1	$250	$0	$0	$0
Australia Government 10-Year Bond September Futures	09/2021	3	318	1	1	0
Euro-BTP Italy Government Bond September Futures	09/2021	9	1,616	20	8	0
Euro-Buxl 30-Year Bond September Futures	09/2021	1	241	4	2	(1)
U.S. Treasury 5-Year Note September Futures	09/2021	5	617	(1)	0	0
U.S. Treasury 10-Year Note September Futures	09/2021	9	1,193	8	2	0
U.S. Treasury 10-Year Ultra Long-Term Bond September Futures	09/2021	5	736	14	3	0
U.S. Treasury Ultra Long-Term Bond September Futures	09/2021	1	193	10	1	0

				$56	$17	$(1)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note September Futures	09/2021	3	$(262)	$1	$0	$0
Euro-Bund 10-Year Bond September Futures	09/2021	6	(1,228)	(7)	2	(4)
Euro-OAT France Government 10-Year Bond September Futures	09/2021	3	(566)	(2)	0	(1)
Euro-Schatz September Futures	09/2021	12	(1,596)	0	0	0

				$(8)	$2	$(5)

Total Futures Contracts				$48	$19	$(6)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Exelon Generation Co. LLC	1.000%	Quarterly	06/20/2022	0.278%	$	100	$0	$1	$1	$0	$0
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	2.318	EUR	50	(5)	1	(4)	0	0
Tesco PLC	1.000	Quarterly	06/20/2022	0.138		100	0	1	1	0	0

							$(5)	$3	$(2)	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-36 5-Year Index	(5.000)%	Quarterly	06/20/2026	$	100	$(10)	$0	$(10)	$0	$0
CDX.IG-35 5-Year Index	(1.000)	Quarterly	12/20/2025		200	(5)	0	(5)	0	0
CDX.IG-36 10-Year Index	(1.000)	Quarterly	06/20/2031		700	(1)	(7)	(8)	0	0

						$(16)	$(7)	$(23)	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-36 5-Year Index	1.000%	Quarterly	06/20/2026	$	1,200	$29	$2	$31	$0	$0

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	19

Schedule of Investments	PIMCO International Bond Portfolio (Unhedged)	(Cont.)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	$4,200	$0	$(2)	$(2)	$0	$0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022	3,100	0	0	0	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022	300	0	0	0	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022	300	0	0	0	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022	1,300	0	(1)	(1)	0	0
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023	1,300	0	0	0	0	0
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024	200	0	0	0	0	0
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024	700	0	0	0	0	0
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.105%	Quarterly	09/27/2024	600	0	0	0	0	0
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024	400	0	0	0	0	0

					$0	$(3)	$(3)	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.250%	Annual	09/15/2023	GBP	500	$1	$(1)	$0	$0	$0
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	09/15/2026		300	1	(1)	0	1	0
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/15/2031		300	(1)	2	1	1	0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/15/2051		50	3	(2)	1	0	0
Pay(6)	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2023	JPY	80,000	1	0	1	0	0
Receive	1-Year BRL-CDI	2.850	Maturity	01/03/2022	BRL	900	0	2	2	0	0
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022		2,100	0	5	5	0	0
Receive	1-Year BRL-CDI	2.860	Maturity	01/03/2022		1,200	0	3	3	0	0
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		700	0	2	2	0	0
Receive	1-Year BRL-CDI	2.871	Maturity	01/03/2022		900	0	2	2	0	0
Pay	1-Year BRL-CDI	3.300	Maturity	01/03/2022		11,700	0	(14)	(14)	0	(1)
Pay	1-Year BRL-CDI	3.345	Maturity	01/03/2022		300	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	3.350	Maturity	01/03/2022		5,300	0	(9)	(9)	0	0
Receive	1-Year BRL-CDI	3.360	Maturity	01/03/2022		1,800	(3)	5	2	0	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022		3,300	(1)	(4)	(5)	0	0
Pay	3-Month CAD-Bank Bill	1.270	Semi-Annual	03/03/2022	CAD	200	0	1	1	0	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022		100	1	0	1	0	0
Pay	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025		400	0	1	1	0	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		100	(1)	2	1	0	0
Pay	3-Month CAD-Bank Bill	1.000	Semi-Annual	06/16/2026		150	(2)	(1)	(3)	0	0
Pay	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029		350	11	6	17	1	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		650	(4)	(8)	(12)	1	0
Pay	3-Month CAD-Bank Bill	1.250	Semi-Annual	06/16/2031		250	(12)	1	(11)	0	0
Pay	3-Month CAD-Bank Bill	1.750	Semi-Annual	12/16/2046		300	(41)	17	(24)	1	0
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		100	0	6	6	1	0
Pay	3-Month SEK-STIBOR	0.500	Annual	06/19/2024	SEK	3,300	8	(4)	4	0	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021		$500	(7)	1	(6)	0	0
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2022		1,500	(1)	0	(1)	0	0
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2023		1,100	1	0	1	0	0
Receive	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		300	0	(7)	(7)	0	0
Receive(6)	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		150	0	(3)	(3)	0	0
Receive(6)	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		350	0	(6)	(6)	0	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		425	11	(8)	3	0	0
Pay	3-Month USD-LIBOR	0.400	Semi-Annual	03/30/2026		50	(1)	0	(1)	0	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		560	(12)	0	(12)	0	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		100	(3)	(7)	(10)	0	0
Pay	3-Month USD-LIBOR	0.400	Semi-Annual	01/15/2028		1,270	(11)	(49)	(60)	1	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		50	(3)	1	(2)	0	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		800	53	(111)	(58)	0	(1)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2030		500	(2)	(30)	(32)	0	(1)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		770	(6)	34	28	0	(2)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031		1,505	12	78	90	0	(4)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		825	66	(12)	54	0	(2)
Pay(6)	3-Month USD-LIBOR	1.950	Semi-Annual	10/04/2031		50	0	2	2	0	0
Receive(6)	3-Month USD-LIBOR	1.720	Semi-Annual	10/15/2031		150	0	(3)	(3)	0	(1)
Receive(6)	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		100	(2)	0	(2)	0	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		50	0	6	6	0	0
Pay	3-Month USD-LIBOR	1.460	Semi-Annual	02/02/2051		100	(1)	(6)	(7)	1	0
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	03/30/2051		350	20	31	51	0	(2)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		300	(66)	27	(39)	2	0
Receive	3-Month USD-LIBOR	1.968	Semi-Annual	06/23/2051		100	(1)	(3)	(4)	0	(1)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	3-Month USD-LIBOR	1.760%	Semi-Annual	08/25/2051		$50	$0	$0	$0	$0	$0
Pay(6)	3-Month USD-LIBOR	1.950	Semi-Annual	08/31/2051		50	0	(2)	(2)	0	(1)
Receive(6)	3-Month USD-LIBOR	1.990	Semi-Annual	08/31/2051		50	0	(3)	(3)	0	(1)
Receive(6)	3-Month USD-LIBOR	2.010	Semi-Annual	09/17/2051		50	0	(3)	(3)	0	0
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	12/15/2051		70	(3)	(1)	(4)	0	(1)
Receive(6)	3-Month USD-LIBOR	2.090	Semi-Annual	12/23/2051		50	0	(4)	(4)	0	(1)
Receive(6)	3-Month USD-LIBOR	1.620	Semi-Annual	01/27/2052		50	0	2	2	0	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	300	0	1	1	0	0
Pay	6-Month AUD-LIBOR	1.750	Semi-Annual	06/16/2031	AUD	50	1	0	1	0	0
Pay	6-Month CHF-LIBOR	(0.500)	Annual	09/16/2025	CHF	750	1	(4)	(3)	0	0
Pay	6-Month CHF-LIBOR	0.050	Annual	03/16/2026		200	(1)	6	5	0	0
Pay	6-Month CZK-PRIBOR	1.913	Annual	01/30/2029	CZK	800	0	0	0	0	0
Pay(6)	6-Month EUR-EURIBOR	(0.500)	Annual	09/15/2023	EUR	500	(1)	0	(1)	0	0
Pay(6)	6-Month EUR-EURIBOR	(0.250)	Annual	09/15/2026		2,700	2	(5)	(3)	2	0
Pay(6)	6-Month EUR-EURIBOR	0.000	Annual	09/15/2031		2,450	(35)	(1)	(36)	4	0
Receive(6)	6-Month EUR-EURIBOR	0.190	Annual	01/27/2032		50	0	0	0	0	0
Receive(6)	6-Month EUR-EURIBOR	0.205	Annual	01/27/2032		100	0	0	0	0	0
Receive(6)	6-Month EUR-EURIBOR	0.500	Annual	09/15/2051		320	(8)	5	(3)	0	(2)
Pay	6-Month HUF-BBR	1.500	Annual	03/20/2024	HUF	10,900	0	(1)	(1)	0	0
Pay	6-Month JPY-LIBOR	0.000	Semi-Annual	06/17/2025	JPY	100,000	1	0	1	0	0
Pay	6-Month JPY-LIBOR	0.035	Semi-Annual	11/29/2029		20,000	0	0	0	0	0
Pay	6-Month JPY-LIBOR	0.000	Semi-Annual	03/17/2031		50,000	(6)	2	(4)	0	0
Pay	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039		22,302	1	3	4	0	0
Receive	6-Month JPY-LIBOR	0.330	Semi-Annual	11/29/2049		10,000	2	2	4	0	0
Receive	6-Month NOK-NIBOR	1.500	Annual	03/10/2026	NOK	2,600	0	(2)	(2)	0	0
Pay	6-Month NOK-NIBOR	1.900	Annual	03/10/2031		1,400	0	4	4	1	0
Pay	28-Day MXN-TIIE	4.870	Lunar	07/13/2025	MXN	2,000	0	(6)	(6)	0	0
Receive	UKRPI	3.397	Maturity	11/15/2030	GBP	70	0	4	4	0	0
Pay	UKRPI	3.740	Maturity	03/15/2031		100	0	0	0	1	0
Pay	UKRPI	3.700	Maturity	04/15/2031		50	0	(1)	(1)	0	0
Pay	UKRPI	3.217	Maturity	11/15/2040		120	0	(19)	(19)	1	0
Receive	UKRPI	3.000	Maturity	11/15/2050		50	0	16	16	0	(1)

							$(38)	$(62)	$(100)	$19	$(22)

Total Swap Agreements							$(30)	$(67)	$(97)	$19	$(22)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$19	$19	$38	$0	$(6)	$(22)	$(28)

Cash of $564 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	21

Schedule of Investments	PIMCO International Bond Portfolio (Unhedged)	(Cont.)

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2021	DKK	2,250		$358	$0	$(1)
	07/2021	NOK	9,552		1,114	5	0
	07/2021	NZD	47		34	1	0
	07/2021	SEK	2,845		343	10	0
	07/2021		$91	EUR	75	0	(3)
	08/2021		9	CZK	192	0	0
	08/2021		1,114	NOK	9,552	0	(5)
	08/2021		24	RUB	1,803	0	0
	09/2021		202	CNY	1,301	0	(2)
	09/2021		424	IDR	6,112,286	0	(8)
	09/2021		8	PLN	29	0	0
	09/2021		42	RUB	3,082	0	(1)
	11/2021		31	RON	127	0	(1)

BPS	07/2021		1,138	AUD	1,465	0	(40)
	07/2021		17	EUR	14	0	0
	07/2021		3,694	JPY	404,040	0	(57)
	07/2021		192	NZD	265	0	(7)
	07/2021		63	RUB	4,709	1	0
	08/2021		3,547	JPY	393,540	0	(3)
	09/2021		127	KRW	143,594	0	0
	09/2021		41	MYR	171	0	0
	09/2021		96	THB	2,994	0	(2)
	10/2021	DKK	1,370		$219	1	0
	11/2021	ILS	40		12	0	0
	11/2021	MXN	1,627		81	0	0

BRC	07/2021		$1,582	SEK	13,114	0	(50)
	08/2021		30	HUF	8,572	0	(1)
	08/2021		1,201	SEK	10,269	0	(1)
	09/2021		5	PLN	19	0	0

CBK	07/2021	CHF	1,105		$1,201	6	0
	07/2021	DKK	1,297		206	0	(1)
	07/2021	JPY	16,300		149	2	0
	07/2021	PEN	314		81	0	(1)
	07/2021	RUB	7,989		109	0	0
	07/2021		$1,591	CHF	1,426	0	(49)
	07/2021		40	DKK	245	0	(1)
	07/2021		1,427	NOK	11,917	0	(43)
	07/2021		18	RUB	1,423	1	0
	08/2021		1,202	CHF	1,105	0	(6)
	08/2021		90	COP	329,061	0	(2)
	08/2021		22	RUB	1,644	0	0
	09/2021	IDR	778,040		$53	0	0
	09/2021		$63	CLP	45,043	0	(2)
	10/2021	PEN	78		$22	1	0
	11/2021	ILS	1,200		367	1	(2)
	12/2021	PEN	412		111	3	0
	01/2022	ILS	422		130	0	0
	02/2022		300		92	0	0
	02/2022	PEN	78		20	0	0
	03/2022	ILS	500		152	0	(2)
	04/2022		100		31	0	0
	06/2022		300		92	0	0
	08/2022		101		31	0	0

GLM	07/2021	NOK	2,365		283	8	0
	07/2021		$181	CAD	219	0	(4)
	07/2021		33	EUR	27	0	(1)
	07/2021		372	GBP	263	0	(8)
	07/2021		79	PEN	314	3	0
	07/2021		37	RUB	2,851	2	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2021	PEN	314		$79	$0	$(3)
	08/2021		$57	RUB	4,208	1	0
	09/2021		14	KRW	16,018	0	0
	09/2021		8	PLN	30	0	0
	09/2021		54	RUB	3,935	0	(1)
	11/2021		42	PEN	158	0	(1)
	02/2022	CAD	39		$32	1	0

HUS	07/2021		241		195	0	0
	07/2021	GBP	112		159	4	0
	07/2021		$128	EUR	108	0	0
	08/2021		49	RUB	3,710	1	0
	09/2021	CNH	11,804		$1,837	21	0
	09/2021	KRW	153,678		138	2	0
	09/2021	PEN	203		55	2	0
	09/2021		$26	CNH	167	0	0
	09/2021		456	MXN	9,589	21	0
	09/2021		9	PLN	35	0	0
	09/2021		22	RUB	1,623	0	0
	11/2021	ILS	41		$13	0	0

JPM	07/2021	DKK	1,447		229	0	(1)
	08/2021	COP	93,171		25	0	0
	09/2021		$33	PLN	122	0	(1)

MYI	07/2021	AUD	236		$178	2	0
	07/2021	DKK	235		39	1	0
	07/2021	EUR	63		77	2	0
	07/2021		$263	DKK	1,638	0	(2)
	07/2021		18	RUB	1,400	1	0
	08/2021		178	AUD	236	0	(2)
	10/2021	DKK	1,638		$263	2	0

RBC	07/2021		$40	CAD	48	0	(1)

SCX	07/2021	MXN	638		$32	0	0
	07/2021		$1,970	EUR	1,610	0	(61)
	07/2021		53	JPY	5,800	0	(1)
	08/2021		5	CZK	96	0	0
	08/2021		3,295	EUR	2,777	0	0
	12/2021		64	SGD	85	0	(1)

SOG	07/2021		313	DKK	1,949	0	(2)
	07/2021		21	RUB	1,625	1	0
	08/2021		27		2,062	1	0
	10/2021	DKK	1,949		$314	2	0

SSB	07/2021	AUD	274		212	7	0
	07/2021	CHF	321		357	10	0

TOR	07/2021		$2,105	CAD	2,544	0	(53)
	08/2021		2,270		2,811	0	(2)

UAG	07/2021	AUD	1,144		$867	10	0
	07/2021		$393	AUD	507	0	(13)
	07/2021		1,230	EUR	1,006	0	(38)
	07/2021		60	RUB	4,603	3	0
	08/2021		868	AUD	1,144	0	(10)
	09/2021		22	RUB	1,603	0	0

Total Forward Foreign Currency Contracts						$140	$(497)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600%	07/15/2021	100	$2	$0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.648	08/06/2021	100	1	0

FAR	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950	09/30/2021	200	4	1

GLM	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400	01/25/2022	400	5	3

NGF	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400	01/25/2022	300	4	2

Total Purchased Options							$16	$6

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	23

Schedule of Investments	PIMCO International Bond Portfolio (Unhedged)	(Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750%	07/21/2021	100	$ 0	$ 0

BPS	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	100	0	0

BRC	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	07/21/2021	100	0	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	07/21/2021	100	0	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	08/18/2021	300	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	08/18/2021	200	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	08/18/2021	100	0	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	08/18/2021	100	0	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	10/20/2021	100	0	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	300	(1)	(1)

CBK	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	08/18/2021	200	0	0

DUB	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	09/15/2021	100	0	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	100	0	0

FBF	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	10/20/2021	100	(1)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	08/18/2021	100	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	09/15/2021	100	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	09/15/2021	200	0	0

GST	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	07/21/2021	100	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	100	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.700	10/20/2021	100	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	10/20/2021	100	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	100	0	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	07/21/2021	100	0	0

JPM	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	10/20/2021	100	0	0

						$ (4)	$ (2)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Call - OTC USD versus CAD	CAD	1.265	02/11/2022	164	$(2)	$(2)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.880%	09/15/2021	800	$ (4)	$0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400	07/15/2021	100	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	07/15/2021	100	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.448	08/06/2021	100	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.848	08/06/2021	100	(1)	0

BRC	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.010	02/07/2022	300	0	0
	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.010	02/07/2022	300	0	(1)

FAR	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.450	09/30/2021	300	(2)	0

FBF	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.399	08/26/2021	800	(7)	0

GLM	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.010	02/07/2022	400	(1)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.010	02/07/2022	400	(1)	(1)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.320	01/25/2022	130	(3)	(2)

MYC	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.448	08/23/2021	800	(7)	0
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	800	(3)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.370	07/15/2021	100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.670	07/15/2021	100	0	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.320	01/25/2022	200	(3)	(3)

RYL	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.010	02/07/2022	1,500	(2)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.010	02/07/2022	1,500	(2)	(4)

							$ (39)	$(12)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor (2)	0.000%	1-Month USD-LIBOR	10/07/2022	500	$(1)	$0
	Call - OTC 1-Year Interest Rate Floor (2)	0.000	1-Month USD-LIBOR	10/08/2022	250	0	0

						$(1)	$0

Total Written Options						$(46)	$(16)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(5)	Notional Amount(6)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
									Asset	Liability
BPS	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.031%	$100	$(4)	$3	$0	$(1)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.086	200	(5)	2	0	(3)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.115	100	(2)	0	0	(2)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.031	100	(3)	2	0	(1)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.086	50	(1)	0	0	(1)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.031	100	(4)	3	0	(1)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.115	100	(2)	0	0	(2)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.031	100	(3)	2	0	(1)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.086	100	(3)	1	0	(2)

							$(27)	$13	$0	$(14)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(4)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(5)	Notional Amount(6)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
									Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2025	0.601%	$50	$(1)	$2	$1	$0

BRC	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.601	50	(1)	2	1	0

							$(2)	$4	$2	$0

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(8)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
AZD	Floating rate equal to 3-Month AUD-LIBOR plus 0.290% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/04/2031	AUD	200	$	151	$1	$(2)	$0	$(1)

CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029		200		138	0	12	12	0

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029		200		138	(1)	14	13	0

MYC	Floating rate equal to 3-Month AUD-LIBOR plus 0.298% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/14/2030		100		72	1	2	3	0

									$1	$26	$28	$(1)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	25

Schedule of Investments	PIMCO International Bond Portfolio (Unhedged)	(Cont.)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(9)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
GST	Receive	iBoxx USD Liquid Investment Grade Index	N/A	0.135% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/20/2021	$	700	$0	$(28)	$0	$(28)

Total Swap Agreements									$(28)	$15	$30	$(43)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(10)
AZD	$0	$0	$0	$0	$0	$0	$(1)	$(1)	$(1)	$0	$(1)
BOA	16	0	1	17	(21)	(1)	0	(22)	(5)	0	(5)
BPS	2	0	0	2	(109)	0	(4)	(113)	(111)	0	(111)
BRC	0	0	1	1	(52)	(2)	(4)	(58)	(57)	0	(57)
CBK	14	0	12	26	(109)	0	(1)	(110)	(84)	0	(84)
FAR	0	1	0	1	0	0	0	0	1	0	1
FBF	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
GLM	15	3	13	31	(18)	(5)	0	(23)	8	0	8
GST	0	0	0	0	0	0	(31)	(31)	(31)	0	(31)
HUS	51	0	0	51	0	0	(2)	(2)	49	0	49
JPM	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
MYC	0	0	3	3	0	(3)	0	(3)	0	0	0
MYI	8	0	0	8	(4)	0	0	(4)	4	1	5
NGF	0	2	0	2	0	0	0	0	2	0	2
RBC	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
RYL	0	0	0	0	0	(4)	0	(4)	(4)	0	(4)
SCX	0	0	0	0	(63)	0	0	(63)	(63)	0	(63)
SOG	4	0	0	4	(2)	0	0	(2)	2	0	2
SSB	17	0	0	17	0	0	0	0	17	0	17
TOR	0	0	0	0	(55)	0	0	(55)	(55)	0	(55)
UAG	13	0	0	13	(61)	0	0	(61)	(48)	0	(48)

Total Over the Counter	$140	$6	$30	$176	$(497)	$(16)	$(43)	$(556)

(m)

Securities with an aggregate market value of $1 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2021.

(1)	Notional Amount represents the number of contracts.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(7)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

(9)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(10)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$19	$19
Swap Agreements	0	0	0	0	19	19

	$0	$0	$0	$0	$38	$38

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$140	$0	$140
Purchased Options	0	0	0	0	6	6
Swap Agreements	0	2	0	28	0	30

	$0	$2	$0	$168	$6	$176

	$0	$2	$0	$168	$44	$214

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6	$6
Swap Agreements	0	0	0	0	22	22

	$0	$0	$0	$0	$28	$28

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$497	$0	$497
Written Options	0	2	0	2	12	16
Swap Agreements	0	14	0	1	28	43

	$0	$16	$0	$500	$40	$556

	$0	$16	$0	$500	$68	$584

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Written Options	0	0	0	0	2	2
Futures	0	0	0	0	(27)	(27)
Swap Agreements	0	(6)	0	0	(25)	(31)

	$0	$(6)	$0	$0	$(49)	$(55)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$489	$0	$489
Purchased Options	0	0	0	(2)	15	13
Written Options	0	10	0	7	21	38
Swap Agreements	0	(4)	0	0	33	29

	$0	$6	$0	$494	$69	$569

	$0	$0	$0	$494	$20	$514

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	27

Schedule of Investments	PIMCO International Bond Portfolio (Unhedged)	(Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Futures	0	0	0	0	43	43
Swap Agreements	0	1	0	0	(70)	(69)

	$0	$1	$0	$0	$(28)	$(27)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(848)	$0	$(848)
Purchased Options	0	0	0	1	5	6
Written Options	0	0	0	(1)	(4)	(5)
Swap Agreements	0	5	0	(17)	(22)	(34)

	$0	$5	$0	$(865)	$(21)	$(881)

	$0	$6	$0	$(865)	$(49)	$(908)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$7	$0	$7
Australia
Corporate Bonds & Notes	0	105	0	105
Sovereign Issues	0	533	0	533
Canada
Sovereign Issues	0	99	0	99
Cayman Islands
Asset-Backed Securities	0	765	0	765
Corporate Bonds & Notes	0	232	0	232
China
Sovereign Issues	0	4,430	0	4,430
Denmark
Corporate Bonds & Notes	0	948	0	948
France
Sovereign Issues	0	924	0	924
Germany
Corporate Bonds & Notes	0	995	0	995
Ireland
Asset-Backed Securities	0	887	0	887
Israel
Sovereign Issues	0	439	0	439
Italy
Corporate Bonds & Notes	0	238	0	238
Sovereign Issues	0	977	0	977
Japan
Sovereign Issues	0	4,179	0	4,179
Kuwait
Sovereign Issues	0	223	0	223
Malaysia
Sovereign Issues	0	77	0	77
Peru
Sovereign Issues	0	299	0	299
Qatar
Sovereign Issues	0	680	0	680
Romania
Sovereign Issues	0	77	0	77
Russia
Sovereign Issues	0	53	0	53
Saudi Arabia
Sovereign Issues	0	441	0	441
South Korea
Sovereign Issues	0	640	0	640
Spain
Preferred Securities	0	120	0	120
Sovereign Issues	0	731	0	731

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Supranational
Corporate Bonds & Notes	$0	$360	$0	$360
Switzerland
Corporate Bonds & Notes	0	221	0	221
United Arab Emirates
Sovereign Issues	0	206	0	206
United Kingdom
Corporate Bonds & Notes	0	2,312	0	2,312
Non-Agency Mortgage-Backed Securities	0	1,604	0	1,604
Sovereign Issues	0	445	0	445
United States
Asset-Backed Securities	0	1,737	0	1,737
Corporate Bonds & Notes	0	844	0	844
Loan Participations and Assignments	0	94	0	94
Non-Agency Mortgage-Backed Securities	0	1,082	0	1,082
Preferred Securities	0	168	0	168
U.S. Government Agencies	0	4,162	0	4,162
U.S. Treasury Obligations	0	1,665	0	1,665
Short-Term Instruments
Argentina Treasury Bills	0	8	0	8
Israel Treasury Bills	0	521	0	521

	$0	$34,528	$0	$34,528

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$526	$0	$0	$526

Total Investments	$526	$34,528	$0	$35,054

Short Sales, at Value - Liabilities
Canada
Sovereign Issues	0	(130)	0	(130)
United States
U.S. Government Agencies	0	(2,403)	0	(2,403)

	$0	$(2,533)	$0	$(2,533)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	13	25	0	38
Over the counter	0	176	0	176

	$13	$201	$0	$214

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(6)	$(22)	$0	$(28)
Over the counter	0	(556)	0	(556)

	$(6)	$(578)	$0	$(584)

Total Financial Derivative Instruments	$7	$(377)	$0	$(370)

Totals	$533	$31,618	$0	$32,151

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	29

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO International Bond Portfolio (Unhedged) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain

SEMIANNUAL REPORT	|	JUNE 30, 2021	31

Notes to Financial Statements	(Cont.)

exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

SEMIANNUAL REPORT	|	JUNE 30, 2021	33

Notes to Financial Statements	(Cont.)

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

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Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing

Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2021 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$15	$0	$(1)	$0	$0	$14	$0	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$231	$8,501	$(8,220)	$0	$0	$512	$1	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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Notes to Financial Statements	(Cont.)

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

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Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at June 30, 2021, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

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Notes to Financial Statements	(Cont.)

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Portfolio’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolio and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(b) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement

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of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended June 30, 2021, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the

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Notes to Financial Statements	(Cont.)

Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

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Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

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Notes to Financial Statements	(Cont.)

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bond, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Small Portfolio Risk  is the risk that a smaller Portfolio may not achieve investment or trading efficiencies. Additionally, a smaller Portfolio may be more adversely affected by large purchases or redemptions of Portfolio shares.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

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Notes to Financial Statements	(Cont.)

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Portfolio’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified”.

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Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Portfolio rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by a Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Portfolio’s investments or the Investment Manager’s operations and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have

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Notes to Financial Statements	(Cont.)

significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

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Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the

“Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.50%	0.50%	0.50%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

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Notes to Financial Statements	(Cont.)

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through May 1, 2022, to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2021, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2021, were as follows (amounts in thousands†):

Purchases	Sales

$474	$208

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods

48	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$72,437	$77,715	$6,994	$6,207

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2021 (Unaudited)		Year Ended 12/31/2020

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	7	$71	0	$0

Administrative Class	284	2,926	496	4,952

Advisor Class	363	3,716	502	4,938
Issued as reinvestment of distributions

Institutional Class	0	4	0	1

Administrative Class	55	538	49	459

Advisor Class	118	1,160	105	987
Cost of shares redeemed

Institutional Class	0	0	0	0

Administrative Class	(311)	(3,189)	(526)	(5,067)

Advisor Class	(155)	(1,593)	(622)	(6,025)

Net increase (decrease) resulting from Portfolio share transactions	361	$3,633	4	$245

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2021, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 71% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2021, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

SEMIANNUAL REPORT	|	JUNE 30, 2021	49

Notes to Financial Statements	(Cont.)	June 30, 2021	(Unaudited)

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2020, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$31,258	$2,165	$(1,331)	$834

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

50	PIMCO VARIABLE INSURANCE TRUST

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	RBC	Royal Bank of Canada

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RYL	NatWest Markets Plc

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale Paris

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.

CIB	Canadian Imperial Bank of Commerce	MYC	Morgan Stanley Capital Services LLC	TDM	TD Securities (USA) LLC

DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC	TOR	The Toronto-Dominion Bank

FAR	Wells Fargo Bank National Association	NGF	Nomura Global Financial Products, Inc.	UAG	UBS AG Stamford

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	NZD	New Zealand Dollar

AUD	Australian Dollar	GBP	British Pound	PEN	Peruvian New Sol

BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty

CAD	Canadian Dollar	IDR	Indonesian Rupiah	RON	Romanian New Leu

CHF	Swiss Franc	ILS	Israeli Shekel	RUB	Russian Ruble

CLP	Chilean Peso	JPY	Japanese Yen	SEK	Swedish Krona

CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	SGD	Singapore Dollar

CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	THB	Thai Baht

COP	Colombian Peso	MYR	Malaysian Ringgit	USD (or $)	United States Dollar

CZK	Czech Koruna	NOK	Norwegian Krone	ZAR	South African Rand

DKK	Danish Krone

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	EUR003M	3 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate

CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR	UKRPI	United Kingdom Retail Prices Index

CDX.IG	Credit Derivatives Index - Investment Grade	MAKA5DAY	Israel Gilon 5 Day

Other Abbreviations:

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	OIS	Overnight Index Swap

BBR	Bank Bill Rate	JIBAR	Johannesburg Interbank Agreed Rate	PIK	Payment-in-Kind

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	LIBOR	London Interbank Offered Rate	PRIBOR	Prague Interbank Offered Rate

CDI	Brazil Interbank Deposit Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	STIBOR	Stockholm Interbank Offered Rate

CLO	Collateralized Loan Obligation	NIBOR	Norwegian Interbank Offered Rate	TBA	To-Be-Announced

DAC	Designated Activity Company	OAT	Obligations Assimilables du Trésor	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

SEMIANNUAL REPORT	|	JUNE 30, 2021	51

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month period ended June 30, 2021.

52	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT05SAR_063021

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2021

PIMCO Income Portfolio

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2021. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic (“COVID-19”). Looking back, fourth quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was 4.3%. The economy gained momentum during the first quarter of 2021 as GDP growth in the U.S. was 6.3%. Finally, the Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was 6.5%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion a month of Treasury securities and $40 billion a month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed pushed forward its forecast for the first rate hikes. The central bank now expects two interest rate increases by the end of 2023, compared to 2024 in its March 2021 update. In addition, while Fed Chair Jerome Powell said it would begin discussing a scaling back of bond purchases, he maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” He also said that any discussion of raising rates was “highly premature.”

Economies outside the U.S. also continued to be impacted by COVID-19. In its April 2021 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.4% in 2021, compared to a 3.5% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low. It also continued to purchase bonds and, in June 2021, vowed to increase its purchases at a significantly higher pace than earlier in the year. Finally, in July 2021, after the reporting period ended, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium term, versus its previous target for inflation that was below but close to 2%. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond buying program. In June 2021, the central bank said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19-relief program by at least six months.

Both short- and long-term U.S. Treasury yields moved higher, albeit from very low levels, during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.45% at the end of the reporting period, versus 0.93% on December 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -2.02%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -1.04%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced mixed returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.65%, whereas

2	PIMCO VARIABLE INSURANCE TRUST

emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -1.00%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -3.38%.

Despite periods of volatility, global equities produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.25%, fueled, in our view, by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 13.05%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 7.45%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 5.74% and European equities, as represented by the MSCI Europe Index, returned 15.35%.

Commodity prices were volatile but generally produced positive results. When the reporting period began, Brent crude oil was approximately $51 a barrel, but ended the reporting period at roughly $75 a barrel. We believe oil prices rallied as producers reduced their output and then demand increased as global growth improved. Elsewhere, copper prices moved sharply higher, whereas gold prices declined.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar strengthened against several other major currencies. For example, the U.S. dollar returned 2.93% and 7.07% versus the euro and Japanese yen, respectively. However, the U.S. dollar returned -1.18% versus the British pound.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JUNE 30, 2021	3

Important Information About the PIMCO Income Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Income Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar

4	PIMCO VARIABLE INSURANCE TRUST

LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index

(“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Income Portfolio	04/29/16	04/29/16	—	04/29/16	04/29/16	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each

SEMIANNUAL REPORT	|	JUNE 30, 2021	5

Important Information About the PIMCO Income Portfolio	(Cont.)

fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolio is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act.

The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolio is uncertain at this time.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Income Portfolio

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of June 30, 2021†§

Corporate Bonds & Notes	29.7%

U.S. Government Agencies	18.9%

U.S. Treasury Obligations	15.4%

Asset-Backed Securities	14.4%

Non-Agency Mortgage- Backed Securities	8.3%

Loan Participations and Assignments	4.9%

Sovereign Issues	4.4%

Short-Term Instruments‡	2.6%

Other	1.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2021

	6 Months*	1 Year	5 Years	Inception≈
PIMCO Income Portfolio Institutional Class	1.51%	8.97%	6.03%	6.08%
PIMCO Income Portfolio Administrative Class	1.44%	8.80%	5.87%	5.93%
PIMCO Income Portfolio Advisor Class	1.39%	8.70%	5.77%	5.82%
Bloomberg Barclays U.S. Aggregate Index±	(1.60)%	(0.33)%	3.03%	3.28%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

± Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.69% for Institutional Class shares, 0.84% for Administrative Class shares, and 0.94% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Income Portfolio seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public-or private-sector entities. The Portfolio will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing strategies that seek to optimize portfolio income (i.e., strategies that prioritize current income over total return). The capital appreciation sought by the Portfolio generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of non-Agency mortgage-backed securities contributed to performance, as prices for these securities appreciated.

»	Holdings of investment grade corporate credit contributed to performance, as U.S. corporate investment grade spreads tightened.

»	Holdings of high yield corporate credit contributed to performance, as these securities posted positive returns.

»	Exposure to select equity holdings contributed to performance, as these securities posted positive returns.

»	Exposure to U.S. duration detracted from performance, as the U.S. yield curve steepened and U.S. interest rates in the 2-year to 30-year portion of the curve rose.

»	Exposure to select emering market local debt, including Mexico and Peru local debt, detracted from performance, as these securities posted negative returns.

SEMIANNUAL REPORT	|	JUNE 30, 2021	7

Expense Example PIMCO Income Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2021 to June 30, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,015.10	$3.24	$1,000.00	$1,021.06	$3.25	0.66%
Administrative Class	1,000.00	1,014.40	3.98	1,000.00	1,020.43	3.99	0.81
Advisor Class	1,000.00	1,013.90	4.47	1,000.00	1,019.95	4.48	0.91

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 178/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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SEMIANNUAL REPORT	|	JUNE 30, 2021	9

Financial Highlights	PIMCO Income Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

01/01/2021 - 06/30/2021+	$11.01	$0.17	$(0.01)	$0.16	$(0.16)	$0.00	$(0.16)

12/31/2020	10.87	0.38	0.30	0.68	(0.51)	(0.03)	(0.54)

12/31/2019	10.37	0.44	0.45	0.89	(0.39)	0.00	(0.39)

12/31/2018	10.74	0.45	(0.40)	0.05	(0.35)	(0.07)	(0.42)

12/31/2017	10.19	0.36	0.47	0.83	(0.28)	0.00	(0.28)

04/29/2016 - 12/31/2016	10.00	0.18	0.41	0.59	(0.38)	(0.02)	(0.40)
Administrative Class

01/01/2021 - 06/30/2021+	11.01	0.16	0.00	0.16	(0.16)	0.00	(0.16)

12/31/2020	10.87	0.36	0.31	0.67	(0.50)	(0.03)	(0.53)

12/31/2019	10.37	0.43	0.45	0.88	(0.38)	0.00	(0.38)

12/31/2018	10.74	0.40	(0.37)	0.03	(0.33)	(0.07)	(0.40)

12/31/2017	10.19	0.35	0.47	0.82	(0.27)	0.00	(0.27)

04/29/2016 - 12/31/2016	10.00	0.22	0.36	0.58	(0.37)	(0.02)	(0.39)
Advisor Class

01/01/2021 - 06/30/2021+	11.01	0.16	(0.01)	0.15	(0.15)	0.00	(0.15)

12/31/2020	10.87	0.35	0.31	0.66	(0.49)	(0.03)	(0.52)

12/31/2019	10.37	0.42	0.45	0.87	(0.37)	0.00	(0.37)

12/31/2018	10.74	0.39	(0.37)	0.02	(0.32)	(0.07)	(0.39)

12/31/2017	10.19	0.33	0.48	0.81	(0.26)	0.00	(0.26)

04/29/2016 - 12/31/2016	10.00	0.20	0.37	0.57	(0.36)	(0.02)	(0.38)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organization expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.01	1.51%	$6,540	0.66	%*	0.66	%*	0.65	%*	0.65	%*	3.19	%*	185%

11.01	6.67	4,454	0.69		0.69		0.66		0.66		3.59		390

10.87	8.73	1,503	0.82		0.82		0.65		0.65		4.14		267

10.37	0.54	1,382	0.89		0.89		0.65		0.65		4.29		188

10.74	8.24	29	0.67		0.67		0.65		0.65		3.38		206

10.19	5.92	26	0.65	*	0.69	*	0.65	*	0.69	*	2.69	*	203

11.01	1.44	171,420	0.81	*	0.81	*	0.80	*	0.80	*	3.00	*	185

11.01	6.51	159,538	0.84		0.84		0.81		0.81		3.40		390

10.87	8.57	141,089	0.97		0.97		0.80		0.80		4.00		267

10.37	0.39	96,244	1.04		1.04		0.80		0.80		3.83		188

10.74	8.08	85,702	0.82		0.82		0.80		0.80		3.27		206

10.19	5.82	17,864	0.80	*	0.84	*	0.80	*	0.84	*	3.19	*	203

11.01	1.39	270,387	0.91	*	0.91	*	0.90	*	0.90	*	2.92	*	185

11.01	6.41	217,730	0.94		0.94		0.91		0.91		3.30		390

10.87	8.46	207,647	1.07		1.07		0.90		0.90		3.89		267

10.37	0.29	181,869	1.14		1.14		0.90		0.90		3.73		188

10.74	7.97	170,758	0.92		0.92		0.90		0.90		3.13		206

10.19	5.74	168,696	0.90	*	0.94	*	0.90	*	0.94	*	2.92	*	203

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	11

Statement of Assets and Liabilities PIMCO Income Portfolio	June 30, 2021 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$554,721
Investments in Affiliates	13,948
Financial Derivative Instruments
Exchange-traded or centrally cleared	186
Over the counter	2,665
Cash	494
Deposits with counterparty	3,556
Foreign currency, at value	1,752
Receivable for investments sold	2,742
Receivable for TBA investments sold	85,508
Receivable for Portfolio shares sold	972
Interest and/or dividends receivable	2,858
Dividends receivable from Affiliates	1
Total Assets	669,403

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$347
Over the counter	604
Payable for investments purchased	34,307
Payable for investments in Affiliates purchased	1
Payable for TBA investments purchased	183,565
Deposits from counterparty	1,884
Payable for Portfolio shares redeemed	37
Accrued investment advisory fees	90
Accrued supervisory and administrative fees	144
Accrued distribution fees	54
Accrued servicing fees	21
Accrued reimbursement to PIMCO	2
Total Liabilities	221,056

Net Assets	$448,347

Net Assets Consist of:

Paid in capital	$426,100
Distributable earnings (accumulated loss)	22,247

Net Assets	$448,347

Net Assets:

Institutional Class	$6,540
Administrative Class	171,420
Advisor Class	270,387

Shares Issued and Outstanding:

Institutional Class	594
Administrative Class	15,573
Advisor Class	24,565

Net Asset Value Per Share Outstanding(a):

Institutional Class	$11.01
Administrative Class	11.01
Advisor Class	11.01

Cost of investments in securities	$536,593
Cost of investments in Affiliates	$13,947
Cost of foreign currency held	$1,765
Cost or premiums of financial derivative instruments, net	$(5,290)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Income Portfolio

Six Months Ended June 30, 2021 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$7,622
Dividends	2
Dividends from Investments in Affiliates	7
Total Income	7,631

Expenses:

Investment advisory fees	498
Supervisory and administrative fees	797
Servicing fees - Administrative Class	120
Distribution and/or servicing fees - Advisor Class	293
Trustee fees	5
Interest expense	22
Miscellaneous expense	10
Total Expenses	1,745
Waiver and/or Reimbursement by PIMCO	(5)
Net Expenses	1,740

Net Investment Income (Loss)	5,891

Net Realized Gain (Loss):

Investments in securities	964
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	1,375
Over the counter financial derivative instruments	225
Short sales	1
Foreign currency	(417)

Net Realized Gain (Loss)	2,147

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(4,566)
Investments in Affiliates	1
Exchange-traded or centrally cleared financial derivative instruments	1,093
Over the counter financial derivative instruments	891
Foreign currency assets and liabilities	292

Net Change in Unrealized Appreciation (Depreciation)	(2,289)

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,749

* Foreign tax withholdings	$3

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	13

Statements of Changes in Net Assets	PIMCO Income Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$5,891	$11,338
Net realized gain (loss)	2,147	(9,129)
Net change in unrealized appreciation (depreciation)	(2,289)	17,078

Net Increase (Decrease) in Net Assets Resulting from Operations	5,749	19,287

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(79)	(148)
Administrative Class	(2,331)	(6,832)
Advisor Class	(3,319)	(9,287)

Total Distributions(a)	(5,729)	(16,267)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	66,605	28,463

Total Increase (Decrease) in Net Assets	66,625	31,483

Net Assets:

Beginning of period	381,722	350,239
End of period	$448,347	$381,722

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Income Portfolio	June 30, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 123.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 6.3%

Altice France S.A.
4.155% (LIBOR03M + 4.000%) due 08/14/2026 ~	$98	$98

Avantor, Inc.
3.000% (LIBOR03M + 2.000%) due 11/21/2024 ~	11	11

Avolon TLB Borrower (U.S.) LLC
2.250% (LIBOR03M + 1.500%) due 02/12/2027 ~	30	29
2.500% (LIBOR03M + 1.750%) due 01/15/2025 ~	63	63

Axalta Coating Systems U.S. Holdings, Inc.
1.897% (LIBOR03M + 1.750%) due 06/01/2024 ~	8	8

Bausch Health Cos., Inc.
2.854% (LIBOR03M + 2.750%) due 11/27/2025 ~	45	45
3.104% (LIBOR03M + 3.000%) due 06/02/2025 ~	4	4

BWAY Holding Co.
3.354% (LIBOR03M + 3.250%) due 04/03/2024 ~	19	19

Caesars Resort Collection LLC
2.854% (LIBOR03M + 2.750%) due 12/23/2024 ~	3,494	3,468
4.604% (LIBOR03M + 4.500%) due 07/21/2025 ~	1,097	1,102

Carnival Corp.
8.500% (LIBOR03M + 7.500%) due 06/30/2025 ~	993	1,017

Cengage Learning, Inc.
TBD% due 06/29/2026	1,126	1,129

CityCenter Holdings LLC
3.000% - 3.250% (LIBOR03M + 2.250%) due 04/18/2024 ~	2,685	2,668

CommScope, Inc.
3.346% (LIBOR03M + 3.250%) due 04/06/2026 ~	98	98

Core & Main LP
3.750% (LIBOR03M + 2.750%) due 08/01/2024 ~	10	10

Cornerstone Building Brands, Inc.
3.750% (LIBOR03M + 3.250%) due 04/12/2028 ~	126	126

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~	291	291

Emerald TopCo, Inc.
3.604% - 3.686% (LIBOR03M + 3.500%) due 07/24/2026 ~	16	16

Envision Healthcare Corp.
3.854% (LIBOR03M + 3.750%) due 10/10/2025 ~	1,150	987

Forest City Enterprises LP
3.604% (LIBOR03M + 3.500%) due 12/08/2025 ~	70	69

Hilton Worldwide Finance LLC
1.842% (LIBOR03M + 1.750%) due 06/22/2026 ~	1,104	1,096

Intelsat Jackson Holdings S.A.
3.600% - 5.618% (LIBOR03M + 5.500%) due 07/13/2022 ~	205	207
8.000% (PRIME + 4.750%) due 11/27/2023 ~	750	762
8.625% due 01/02/2024 ~	57	58

Lealand Finance Company B.V.
3.096% (LIBOR03M + 3.000%) due 06/30/2024 «~	6	4

Lealand Finance Company B.V. (1.093% Cash and 3.000% PIK)
4.093% (LIBOR03M + 1.000%) due 06/30/2025 ~(b)	14	6

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MH Sub LLC
3.604% (LIBOR03M + 3.500%) due 09/13/2024 ~	$39	$38

Nascar Holdings, Inc.
2.854% (LIBOR03M + 2.750%) due 10/19/2026 ~	12	12

Petco Health & Wellness Co.
4.000% due 03/03/2028	1,995	1,994

PUG LLC
3.604% (LIBOR03M + 3.500%) due 02/12/2027 ~	20	19

Sequa Mezzanine Holdings LLC
7.750% (LIBOR03M + 6.750%) due 11/28/2023 ~	1,243	1,254
11.750% (LIBOR03M + 10.750%) due 04/28/2024 ~	42	41

SkyMiles IP Ltd.
4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~	2,064	2,182

Sotera Health Holdings LLC
3.250% (LIBOR03M + 2.750%) due 12/11/2026 ~	76	76

SS&C Technologies Holdings Europe S.a.r.l.
1.854% (LIBOR03M + 1.750%) due 04/16/2025 ~	64	64

SS&C Technologies, Inc.
1.854% (LIBOR03M + 1.750%) due 04/16/2025 ~	90	89

Sunshine Luxembourg S.a.r.l.
4.500% (LIBOR03M + 3.750%) due 10/01/2026 ~	123	124

Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~	63	63

TransDigm, Inc.
2.354% (LIBOR03M + 2.250%) due 08/22/2024 ~	758	750
2.354% (LIBOR03M + 2.250%) due 05/30/2025 ~	2,853	2,814
2.354% (LIBOR03M + 2.250%) due 12/09/2025 ~	758	748

U.S. Renal Care, Inc.
5.125% (LIBOR03M + 5.000%) due 06/26/2026 ~	57	57

Uber Technologies, Inc.
3.604% (LIBOR03M + 3.500%) due 02/16/2027 ~	4,012	4,017

Univision Communications, Inc.
2.854% (LIBOR03M + 2.750%) due 03/15/2024 ~	161	161

Westmoreland Coal Company (15.000% PIK)
15.000% due 03/15/2029 «~(b)	20	4

Westmoreland Mining Holdings LLC
9.250% (LIBOR03M + 8.250%) due 03/15/2022 «~	2	2

Whatabrands LLC
2.832% (LIBOR03M + 2.750%) due 07/31/2026 ~	11	11

Windstream Services LLC
7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~	14	14

Zayo Group Holdings, Inc.
3.104% (LIBOR03M + 3.000%) due 03/09/2027 ~	178	176

Total Loan Participations and Assignments (Cost $28,033)		28,101

CORPORATE BONDS & NOTES 37.6%

BANKING & FINANCE 13.2%

Ally Financial, Inc.
8.000% due 11/01/2031	3	4

Ambac LSNI LLC
6.000% due 02/12/2023 •	305	305

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Avolon Holdings Funding Ltd.
3.250% due 02/15/2027		$23	$24
5.125% due 10/01/2023		636	688
5.500% due 01/15/2023		62	66

Banca Carige SpA
1.161% due 10/25/2021 •	EUR	600	714

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	400	108

Barclays PLC
6.125% due 12/15/2025 •(h)(i)		$1,000	1,109
6.375% due 12/15/2025 •(h)(i)	GBP	800	1,241
7.125% due 06/15/2025 •(h)(i)		200	317
7.250% due 03/15/2023 •(h)(i)		400	598
7.750% due 09/15/2023 •(h)(i)		$1,600	1,762
7.875% due 09/15/2022 •(h)(i)	GBP	300	446

BGC Partners, Inc.
3.750% due 10/01/2024		$38	40
5.375% due 07/24/2023		2,218	2,402

Brixmor Operating Partnership LP
1.226% (US0003M + 1.050%) due 02/01/2022 ~		64	64

CBL & Associates LP
5.950% due 12/15/2026 ^(c)		14	8

CIT Group, Inc.
5.000% due 08/15/2022		160	167

Credit Suisse Group AG
7.500% due 07/17/2023 •(h)(i)		1,500	1,635
7.500% due 12/11/2023 •(h)(i)		1,345	1,495

CTR Partnership LP
5.250% due 06/01/2025		28	29

Deutsche Bank AG
3.961% due 11/26/2025 •		1,050	1,136
4.250% due 10/14/2021		1,370	1,385

EPR Properties
4.750% due 12/15/2026		5	5
4.950% due 04/15/2028		10	11

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030		34	39
4.850% due 04/17/2028		9	10

Ford Motor Credit Co. LLC
1.744% due 07/19/2024	EUR	100	121
3.087% due 01/09/2023		$200	204
3.340% (US0003M + 3.140%) due 01/07/2022 ~		200	202
3.350% due 11/01/2022		2,759	2,831
3.550% due 10/07/2022		200	206
5.584% due 03/18/2024		1,600	1,754

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		184	191

GLP Capital LP
4.000% due 01/15/2031		1,685	1,818
5.250% due 06/01/2025		15	17
5.300% due 01/15/2029		66	77

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		66	72

Hazine Mustesarligi Varlik Kiralama A/S
5.800% due 02/21/2022		200	204

HSBC Holdings PLC
2.848% due 06/04/2031 •		1,640	1,704
3.973% due 05/22/2030 •		200	224
5.875% due 09/28/2026 •(h)(i)	GBP	200	311
6.500% due 03/23/2028 •(h)(i)		$200	230

ING Groep NV
4.875% due 05/16/2029 •(h)(i)		3,750	3,926
5.750% due 11/16/2026 •(h)(i)		200	222

Kilroy Realty LP
3.050% due 02/15/2030		6	6

Lloyds Banking Group PLC
4.947% due 06/27/2025 •(h)(i)	EUR	849	1,113
7.500% due 06/27/2024 •(h)(i)		$200	228
7.500% due 09/27/2025 •(h)(i)		400	469
7.625% due 06/27/2023 •(h)(i)	GBP	600	910
7.875% due 06/27/2029 •(h)(i)		750	1,326

Morgan Stanley
7.500% due 04/02/2032 þ(j)		$300	243

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	15

Schedule of Investments	PIMCO Income Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Natwest Group PLC
4.445% due 05/08/2030 •		$400	$459
4.892% due 05/18/2029 •		200	235
5.076% due 01/27/2030 •		200	237
8.000% due 08/10/2025 •(h)(i)		1,800	2,135
8.625% due 08/15/2021 •(h)(i)		400	404

Navient Corp.
5.500% due 01/25/2023		800	845
6.500% due 06/15/2022		680	710

Newmark Group, Inc.
6.125% due 11/15/2023		44	48

Nissan Motor Acceptance Corp.
1.078% (US0003M + 0.890%) due 01/13/2022 ~		5	5
1.900% due 09/14/2021		9	9
2.000% due 03/09/2026		2,100	2,115

Omega Healthcare Investors, Inc.
3.625% due 10/01/2029		42	45

OneMain Finance Corp.
5.625% due 03/15/2023		1,994	2,132
6.125% due 05/15/2022		234	244
6.125% due 03/15/2024		66	71

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		83	87
5.250% due 08/15/2022		1,470	1,539
5.500% due 02/15/2024		19	21

Physicians Realty LP
3.950% due 01/15/2028		12	13

QNB Finance Ltd.
1.610% (US0003M + 1.450%) due 08/11/2021 ~		1,400	1,403
1.760% (US0003M + 1.570%) due 07/19/2021 ~		200	200

Sabra Health Care LP
4.800% due 06/01/2024		15	16

Santander Holdings USA, Inc.
4.400% due 07/13/2027		21	24

Santander UK Group Holdings PLC
7.375% due 06/24/2022 •(h)(i)	GBP	2,250	3,291

Sitka Holdings LLC
4.643% due 07/06/2026 •(a)		$305	305

SL Green Operating Partnership LP
3.250% due 10/15/2022		8	8

Societe Generale S.A.
7.375% due 10/04/2023 •(h)(i)		300	328

State Bank of India
4.000% due 01/24/2022		400	407

Swedbank AB
6.000% due 03/17/2022 •(h)(i)		2,000	2,062

UBS Group AG
5.750% due 02/19/2022 •(h)(i)	EUR	850	1,041
7.125% due 08/10/2021 •(h)(i)		$1,300	1,308

UniCredit SpA
7.830% due 12/04/2023		1,490	1,727
9.250% due 06/03/2022 •(h)(i)	EUR	1,100	1,399

			59,290

INDUSTRIALS 17.6%

Altice Financing S.A.
3.000% due 01/15/2028		1,700	1,922

Altice France S.A.
7.375% due 05/01/2026		$747	778
8.125% due 02/01/2027		9	10

American Airlines Pass-Through Trust
3.350% due 04/15/2031		17	17
4.000% due 01/15/2027		526	513

American Airlines, Inc.
5.500% due 04/20/2026		1,987	2,106

Anheuser-Busch InBev Worldwide, Inc.
4.500% due 06/01/2050		175	213
4.600% due 06/01/2060		61	75

B.C. Unlimited Liability Co.
4.250% due 05/15/2024		41	41
4.375% due 01/15/2028		12	12

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Boeing Co.
5.040% due 05/01/2027		$238	$275
5.150% due 05/01/2030		312	370
5.705% due 05/01/2040		537	693
5.805% due 05/01/2050		440	594
5.930% due 05/01/2060		573	793
6.125% due 02/15/2033		800	1,014

Bombardier, Inc.
6.000% due 10/15/2022		60	60
6.125% due 01/15/2023		1,552	1,638
7.500% due 03/15/2025		6	6
7.875% due 04/15/2027		177	184

British Airways Pass-Through Trust
4.625% due 12/20/2025		169	178

Broadcom Corp.
3.875% due 01/15/2027		52	58

Broadcom, Inc.
3.419% due 04/15/2033		1,500	1,577
3.469% due 04/15/2034		1,947	2,061
3.500% due 02/15/2041		1,913	1,959
4.110% due 09/15/2028		16	18
4.150% due 11/15/2030		132	148
4.300% due 11/15/2032		202	230
5.000% due 04/15/2030		5	6

Carnival Corp.
11.500% due 04/01/2023		383	432

CCO Holdings LLC
4.500% due 08/15/2030		89	93
4.500% due 06/01/2033		2,065	2,116
4.750% due 03/01/2030		98	104

Cellnex Finance Co. S.A.
3.875% due 07/07/2041 (a)		2,230	2,226

Centene Corp.
4.250% due 12/15/2027		35	37

Charter Communications Operating LLC
3.900% due 06/01/2052		1,100	1,123
4.800% due 03/01/2050		90	104

Citrix Systems, Inc.
3.300% due 03/01/2030		16	17

Community Health Systems, Inc.
5.625% due 03/15/2027		1,420	1,518
6.625% due 02/15/2025		3,508	3,714
8.000% due 03/15/2026		246	265

Connect Finco SARL
6.750% due 10/01/2026		32	34

Continental Airlines Pass-Through Trust
4.150% due 10/11/2025		4	4

Corning, Inc.
5.450% due 11/15/2079		30	42

Coty, Inc.
3.875% due 04/15/2026	EUR	2,094	2,498

CVS Pass-Through Trust
5.789% due 01/10/2026		$184	201

DAE Funding LLC
4.500% due 08/01/2022		24	24
5.000% due 08/01/2024		47	48
5.250% due 11/15/2021		209	211

Dell International LLC
6.200% due 07/15/2030		1,368	1,761

Delta Air Lines, Inc.
7.000% due 05/01/2025		381	445

Diamond Resorts International, Inc.
7.750% due 09/01/2023		303	313

Dufry One BV
2.000% due 02/15/2027	EUR	855	958

Empresa de Transporte de Pasajeros Metro S.A.
4.700% due 05/07/2050		$200	226

Exela Intermediate LLC
10.000% due 07/15/2023		43	28

Expedia Group, Inc.
6.250% due 05/01/2025		8	9

Gap, Inc.
8.625% due 05/15/2025		296	325
8.875% due 05/15/2027		152	176

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gazprom OAO Via Gaz Capital S.A.
2.949% due 01/24/2024	EUR	640	$799
4.950% due 07/19/2022		$800	834
6.510% due 03/07/2022		500	521

General Electric Co.
6.875% due 01/10/2039		3	5

Hilton Domestic Operating Co., Inc.
3.750% due 05/01/2029		2,500	2,528

iHeartCommunications, Inc.
6.375% due 05/01/2026		284	303

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(c)		60	20

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(c)		1,427	819
8.000% due 02/15/2024		129	133
8.500% due 10/15/2024 ^(c)		878	521
9.750% due 07/15/2025 ^(c)		688	402

Kraft Heinz Foods Co.
3.750% due 04/01/2030		128	141
4.250% due 03/01/2031		138	157
5.500% due 06/01/2050		3,286	4,274

Leidos, Inc.
4.375% due 05/15/2030		12	14

Level 3 Financing, Inc.
3.400% due 03/01/2027		1,557	1,655
3.875% due 11/15/2029		52	56

Marriott International, Inc.
4.625% due 06/15/2030		12	14

Marriott Ownership Resorts, Inc.
6.125% due 09/15/2025		32	34

MGM Resorts International
7.750% due 03/15/2022		2,000	2,093

Micron Technology, Inc.
5.327% due 02/06/2029		34	41

Mitchells & Butlers Finance PLC
6.013% due 12/15/2030	GBP	11	17

Netflix, Inc.
3.625% due 06/15/2030	EUR	100	141
3.875% due 11/15/2029		192	275
4.625% due 05/15/2029		100	148
4.875% due 06/15/2030		$100	119
5.375% due 11/15/2029		28	34

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (b)		29	32

NXP BV
4.300% due 06/18/2029		105	121

Occidental Petroleum Corp.
1.606% (US0003M + 1.450%) due 08/15/2022 ~		30	30

Oracle Corp.
3.850% due 04/01/2060		26	28
3.950% due 03/25/2051 (j)		4,028	4,402
4.000% due 07/15/2046		27	29

Ortho-Clinical Diagnostics, Inc.
7.375% due 06/01/2025		450	485

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(c)		385	17
5.500% due 04/12/2037 ^(c)		382	17
6.000% due 05/16/2024 ^(c)		141	6
6.000% due 11/15/2026 ^(c)		63	3
9.750% due 05/17/2035 ^(c)		100	5

Petroleos Mexicanos
5.950% due 01/28/2031		430	418
6.490% due 01/23/2027		40	42
6.500% due 03/13/2027		120	127
6.500% due 01/23/2029		954	983
6.750% due 09/21/2047		10	9
6.840% due 01/23/2030		736	759
6.950% due 01/28/2060		337	299
7.690% due 01/23/2050		60	58

PTC, Inc.
3.625% due 02/15/2025		18	19

Qatar Petroleum
2.250% due 07/12/2031 (a)		2,257	2,233

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rolls-Royce PLC
3.375% due 06/18/2026	GBP	1,000	$1,384

Royal Caribbean Cruises Ltd.
10.875% due 06/01/2023		$189	215
11.500% due 06/01/2025		291	336

Sands China Ltd.
5.125% due 08/08/2025		1,412	1,581
5.400% due 08/08/2028		200	232

Seagate HDD Cayman
4.125% due 01/15/2031		27	28

Six Flags Theme Parks, Inc.
7.000% due 07/01/2025		21	23

Southwest Airlines Co.
5.125% due 06/15/2027		82	97

Tenet Healthcare Corp.
4.625% due 07/15/2024		8	8

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021		8	8

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021		463	463
2.800% due 07/21/2023		100	100
3.250% due 04/15/2022	EUR	100	120
6.000% due 01/31/2025		100	128

Topaz Solar Farms LLC
4.875% due 09/30/2039		$31	34
5.750% due 09/30/2039		222	258

TransDigm, Inc.
5.500% due 11/15/2027		22	23

Transocean, Inc.
7.250% due 11/01/2025		92	80
7.500% due 01/15/2026		40	34
8.000% due 02/01/2027		65	55

Travel + Leisure Co.
4.250% due 03/01/2022		2	2

Triumph Group, Inc.
6.250% due 09/15/2024		15	15

U.S. Renal Care, Inc.
10.625% due 07/15/2027		38	40

United Airlines Pass-Through Trust
3.100% due 01/07/2030		897	948
5.875% due 04/15/2029		3,300	3,669

Univision Communications, Inc.
5.125% due 02/15/2025		555	568
9.500% due 05/01/2025		36	40

Vail Resorts, Inc.
6.250% due 05/15/2025		19	20

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (b)		8	8

Vale Overseas Ltd.
6.250% due 08/10/2026		95	114
6.875% due 11/21/2036		55	75
6.875% due 11/10/2039		22	31

VMware, Inc.
4.700% due 05/15/2030		2,000	2,369

Western Midstream Operating LP
2.288% (US0003M + 1.850%) due 01/13/2023 ~		24	24

Windstream Escrow LLC
7.750% due 08/15/2028		42	43

Wynn Macau Ltd.
5.125% due 12/15/2029		760	785
5.500% due 01/15/2026		2,000	2,099

			78,878

UTILITIES 6.8%

AT&T, Inc.
3.500% due 06/01/2041		305	317
3.650% due 06/01/2051		332	346
3.850% due 06/01/2060		239	253

Edison International
5.750% due 06/15/2027		39	44

Enable Midstream Partners LP
4.950% due 05/15/2028		9	10

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FirstEnergy Corp.
3.350% due 07/15/2022		$1,400	$1,424

Gazprom PJSC via Gaz Finance PLC
2.950% due 01/27/2029		1,500	1,474

Jersey Central Power & Light Co.
4.700% due 04/01/2024		3,640	3,964

Lumen Technologies, Inc.
4.000% due 02/15/2027		34	35

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		5	5

ONEOK, Inc.
4.250% due 02/01/2022		1,200	1,216

Pacific Gas & Electric Co.
2.950% due 03/01/2026		221	226
3.000% due 06/15/2028		1,000	1,006
3.150% due 01/01/2026		2,072	2,139
3.250% due 06/15/2023		829	857
3.250% due 06/01/2031		1,295	1,275
3.300% due 03/15/2027		90	93
3.400% due 08/15/2024		159	167
3.750% due 07/01/2028		415	435
3.750% due 08/15/2042		8	7
4.000% due 12/01/2046		3	3
4.250% due 03/15/2046		8	8
4.300% due 03/15/2045		2,026	1,952
4.450% due 04/15/2042		5	5
4.500% due 07/01/2040		575	576
4.500% due 12/15/2041		11	11
4.550% due 07/01/2030		1,452	1,554
4.950% due 07/01/2050		656	676

Petrobras Global Finance BV
6.250% due 12/14/2026	GBP	700	1,113

San Diego Gas & Electric Co.
3.750% due 06/01/2047		$2	2

Southern California Edison Co.
4.875% due 03/01/2049		5	6
6.650% due 04/01/2029		15	19

Southern California Gas Co.
5.125% due 11/15/2040		2	3

Sprint Corp.
7.250% due 09/15/2021		1,148	1,167
7.625% due 02/15/2025		1,000	1,189
7.625% due 03/01/2026		18	22
7.875% due 09/15/2023		4,319	4,912

Transocean Phoenix Ltd.
7.750% due 10/15/2024		7	7

Transocean Proteus Ltd.
6.250% due 12/01/2024		2	2

Verizon Communications, Inc.
3.400% due 03/22/2041		1,990	2,108

			30,628

Total Corporate Bonds & Notes (Cost $161,772)			168,796

MUNICIPAL BONDS & NOTES 0.1%

ILLINOIS 0.1%

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035		40	50
6.725% due 04/01/2035		10	12
7.350% due 07/01/2035		10	13

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		140	165

			240

PUERTO RICO 0.0%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2007
5.250% due 07/01/2037 ^(c)		15	14

Commonwealth of Puerto Rico General Obligation Bonds, Series 2008
5.125% due 07/01/2028 ^(c)		5	5
5.700% due 07/01/2023 ^(c)		25	22

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commonwealth of Puerto Rico General Obligation Bonds, Series 2009
5.750% due 07/01/2038 ^(c)	$10	$9
6.000% due 07/01/2039 ^(c)	5	5

Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
5.375% due 07/01/2030 ^(c)	25	22
6.500% due 07/01/2040 ^(c)	5	5

Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.000% due 07/01/2041 ^(c)	55	46
5.500% due 07/01/2039 ^(c)	75	66

		194

Total Municipal Bonds & Notes (Cost $270)		434

U.S. GOVERNMENT AGENCIES 24.0%

Freddie Mac
3.000% due 06/01/2046 - 01/01/2049	3,812	3,988

Ginnie Mae
0.707% due 04/20/2066 •	8	8
3.032% due 09/20/2066 ~	282	300

Uniform Mortgage-Backed Security
3.000% due 08/01/2027 - 04/01/2035	1,010	1,065
4.000% due 07/01/2048 - 07/01/2050	4,047	4,314

Uniform Mortgage-Backed Security, TBA
2.000% due 08/01/2036 - 07/01/2051	2,000	2,030
2.500% due 07/01/2051	17,400	17,998
3.000% due 08/01/2051	6,500	6,772
3.500% due 08/01/2051	24,900	26,227
4.000% due 08/01/2051	38,900	41,459
4.500% due 08/01/2051	3,000	3,231

Total U.S. Government Agencies (Cost $107,307)		107,392

U.S. TREASURY OBLIGATIONS 19.6%

U.S. Treasury Bonds
2.875% due 11/15/2046	1,400	1,625
3.000% due 08/15/2048	10	12
3.000% due 02/15/2049	500	599

U.S. Treasury Inflation Protected Securities (g)
0.125% due 10/15/2024	1,145	1,234
0.125% due 07/15/2030	1,770	1,954
0.125% due 02/15/2051	1,641	1,802
0.250% due 07/15/2029	4,171	4,643
0.250% due 02/15/2050	623	707
0.375% due 01/15/2027	187	207
0.375% due 07/15/2027	55	61
0.750% due 07/15/2028	2,386	2,739
0.750% due 02/15/2042	118	144
0.750% due 02/15/2045	794	981
0.875% due 01/15/2029	1,995	2,310
0.875% due 02/15/2047	774	998
1.000% due 02/15/2046	225	295
1.000% due 02/15/2048	758	1,013
1.000% due 02/15/2049	1,804	2,433
1.375% due 02/15/2044	115	158

U.S. Treasury Notes
1.750% due 03/31/2022	700	709
1.750% due 05/15/2022	700	710
1.750% due 09/30/2022	1,400	1,428
1.750% due 05/15/2023	1,400	1,440
1.875% due 08/31/2022	1,400	1,429
1.875% due 08/31/2024	1,100	1,148
2.000% due 07/31/2022 (l)	900	919
2.000% due 06/30/2024	2,300	2,406
2.125% due 06/30/2022	2,400	2,449
2.125% due 02/29/2024 (l)	1,500	1,570
2.125% due 03/31/2024	84	88
2.125% due 07/31/2024	1,100	1,155
2.125% due 09/30/2024 (l)	3,200	3,366
2.125% due 11/30/2024	300	316

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	17

Schedule of Investments	PIMCO Income Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.250% due 12/31/2023		$7,630	$7,991
2.250% due 01/31/2024		370	388
2.250% due 10/31/2024		6,600	6,975
2.250% due 11/15/2024		3,347	3,539
2.375% due 02/29/2024		100	105
2.375% due 08/15/2024		100	106
2.500% due 05/15/2024		4,000	4,238
2.500% due 01/31/2025		13,800	14,740
2.625% due 01/31/2026		5,600	6,059
2.625% due 02/15/2029		450	493

Total U.S. Treasury Obligations (Cost $82,558)			87,682

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.6%

American Home Mortgage Investment Trust
7.100% due 06/25/2036 þ		6,287	1,655

Chase Mortgage Finance Trust
2.877% due 12/25/2035 ^~		719	696

Eurosail PLC
1.034% due 06/13/2045 •	GBP	991	1,374
1.034% due 06/13/2045 •		411	570

Extended Stay America Trust
1.155% due 07/15/2038 •(a)		$5,000	5,026

Finsbury Square PLC
1.059% due 12/16/2069 •	GBP	3,646	5,077

GCAT LLC
2.611% due 12/25/2025 þ		$6,694	6,735

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	971	1,132

HarborView Mortgage Loan Trust
0.573% due 03/19/2036 ^•		$55	55

Hawksmoor Mortgages
1.099% due 05/25/2053 •	GBP	1,572	2,186

Hilton Orlando Trust
1.523% due 12/15/2034 •		$1,400	1,403

MASTR Adjustable Rate Mortgages Trust
1.192% due 09/25/2037 •		11,500	5,624

Mulcair Securities DAC
0.461% due 04/24/2071 •	EUR	5,503	6,549

OBX Trust
0.942% due 04/25/2048 •		$557	561

Precise Mortgage Funding PLC
0.764% due 03/12/2055 •	GBP	2,123	2,941

RBSSP Resecuritization Trust
3.050% due 12/26/2036 ~		$523	530

Ripon Mortgages PLC
0.881% due 08/20/2056 •	GBP	915	1,268

Stratton Mortgage Funding PLC
2.549% due 03/12/2052 •		1,200	1,713

WaMu Mortgage Pass-Through Certificates Trust
2.344% due 03/25/2033 ~		$50	50

Washington Mutual Mortgage Pass-Through Certificates Trust
0.966% due 10/25/2046 •		2,704	2,251

Total Non-Agency Mortgage-Backed Securities (Cost $46,812)			47,396

ASSET-BACKED SECURITIES 18.2%

Aegis Asset-Backed Securities Trust
0.262% due 01/25/2037 •		4,506	3,933

ALESCO Preferred Funding Ltd.
0.618% due 12/23/2034 •		203	198

Ameriquest Mortgage Securities Trust
0.432% due 04/25/2036 •		1,324	1,316

Aspen Funding Ltd.
1.788% due 07/10/2037 •		9	9

Asset-Backed Funding Certificates Trust
0.372% due 11/25/2036 •		4,483	3,111

Bear Stearns Asset-Backed Securities Trust
1.967% due 12/25/2034 •		8,067	8,091

Citigroup Mortgage Loan Trust
0.252% due 12/25/2036 •		1,657	1,118

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust, Inc.
0.352% due 03/25/2037 •		$24	$23

Countrywide Asset-Backed Certificates
0.232% due 05/25/2037 ^•		1,430	1,328
0.312% due 05/25/2037 •		2,367	2,294
0.312% due 06/25/2047 •		857	832
0.527% due 01/25/2045 ^•		1,023	951

Countrywide Asset-Backed Certificates Trust
0.622% due 05/25/2036 •		9,800	9,490

EFS Volunteer LLC
1.026% due 10/25/2035 •		716	719

First Franklin Mortgage Loan Trust
0.212% due 12/25/2036 •		614	588

GSAMP Trust
0.992% due 11/25/2035 •		1,827	1,796

Harley Marine Financing LLC
5.682% due 05/15/2043 «		90	83

Home Equity Mortgage Loan Asset-Backed Trust
0.692% due 03/25/2036 •		5,000	4,693

HSI Asset Securitization Corp. Trust
0.232% due 01/25/2037 •		3,167	2,841
0.312% due 12/25/2036 •		1,079	417

IXIS Real Estate Capital Trust
0.242% due 01/25/2037 •		3,834	1,880

JP Morgan Mortgage Acquisition Trust
0.342% due 07/25/2036 •		782	782

Legacy Mortgage Asset Trust
1.843% due 01/28/2070 •		1,801	1,820

LP Credit Card ABS Master Trust
1.661% due 08/20/2024 •		852	853

Merrill Lynch Mortgage Investors Trust
0.162% due 04/25/2047 •		5,680	3,220

Morgan Stanley ABS Capital, Inc. Trust
0.162% due 10/25/2036 •		2,344	1,523
0.172% due 11/25/2036 •		4,958	3,621
0.632% due 03/25/2036 •		1,303	1,285

NovaStar Mortgage Funding Trust
0.632% due 05/25/2036 •		4,200	4,021

Option One Mortgage Loan Trust
0.632% due 01/25/2036 •		5,000	4,880

RAAC Trust
0.782% due 11/25/2036 •		250	250

Residential Asset Securities Corp. Trust
0.797% due 10/25/2035 •		1,000	912

Saxon Asset Securities Trust
1.842% due 12/25/2037 •		1,381	1,389

Soundview Home Loan Trust
1.067% due 11/25/2035 •		1,988	1,956

Structured Asset Securities Corp.
0.797% due 02/25/2035 •		1,672	1,659

Structured Asset Securities Corp. Mortgage Loan Trust
0.617% due 07/25/2036 •		1,334	1,297

Symphony CLO Ltd.
1.136% due 07/14/2026 •		864	865

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		4,780	4,955

Trapeza CDO Ltd.
0.586% due 01/25/2035 •		682	653

Total Asset-Backed Securities (Cost $74,822)			81,652

SOVEREIGN ISSUES 5.5%

Argentina Government International Bond
0.125% due 07/09/2030 þ		1,437	495
0.125% due 07/09/2035 þ		1,606	500
0.125% due 01/09/2038 þ		82	31
0.125% due 07/09/2041 þ		5,071	1,815
1.000% due 08/05/2021 (g)	ARS	3,792	22
1.000% due 07/09/2029		$125	47
15.500% due 10/17/2026	ARS	9,026	22
34.069% (BADLARPP) due 10/04/2022 ~		26	0
36.104% (BADLARPP + 2.000%) due 04/03/2022 ~		25,379	147

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Autonomous City of Buenos Aires
37.374% (BADLARPP + 3.250%) due 03/29/2024 ~	ARS	12,737	$67
37.875% (BADLARPP + 3.750%) due 02/22/2028 ~		6,357	32
39.117% (BADLARPP + 5.000%) due 01/23/2022 ~		5,800	34

China Development Bank
2.890% due 06/22/2025	CNY	4,900	750
3.300% due 02/01/2024		900	140
3.430% due 01/14/2027		900	140
3.680% due 02/26/2026		6,300	992
3.740% due 09/10/2025		6,100	962
4.150% due 10/26/2025		4,700	754

Emirate of Abu Dhabi Government International Bond
3.875% due 04/16/2050		$200	231

Israel Government International Bond
3.800% due 05/13/2060		511	583

Peru Government International Bond
5.350% due 08/12/2040	PEN	286	66
5.400% due 08/12/2034		640	158
5.940% due 02/12/2029		2,125	605
6.150% due 08/12/2032		1,227	330
6.350% due 08/12/2028		2,026	589
6.950% due 08/12/2031		1,106	323
8.200% due 08/12/2026		1,340	433

Provincia de Buenos Aires
37.854% due 04/12/2025	ARS	1,788	9
37.954% due 05/31/2022		3,032	17

Qatar Government International Bond
4.400% due 04/16/2050		$200	244
5.103% due 04/23/2048		200	266

Russia Government International Bond
0.000% (RUONIA) due 04/24/2024 ~	RUB	80,100	1,089
7.150% due 11/12/2025		88,624	1,226
7.950% due 10/07/2026		34,532	494

Serbia Government International Bond
3.125% due 05/15/2027	EUR	109	144

South Africa Government International Bond
4.850% due 09/30/2029		$200	213
5.750% due 09/30/2049		200	205
8.000% due 01/31/2030	ZAR	2,100	139
8.250% due 03/31/2032		2,400	153
8.750% due 02/28/2048		1,200	71
8.875% due 02/28/2035		1,700	108
10.500% due 12/21/2026		75,100	5,977

Turkey Government International Bond
4.250% due 03/13/2025		$800	786
4.625% due 03/31/2025	EUR	300	371
5.250% due 03/13/2030		$600	571
5.600% due 11/14/2024		500	515
5.750% due 03/22/2024		200	208
6.350% due 08/10/2024		400	421
7.250% due 12/23/2023		400	432
7.625% due 04/26/2029		700	768

Venezuela Government International Bond
7.000% due 03/31/2038 ^(c)		43	5
7.650% due 04/21/2025 ^(c)		105	11
8.250% due 10/13/2024 ^(c)		157	17
9.000% due 05/07/2023 ^(c)		46	5
9.250% due 09/15/2027 ^(c)		143	15
9.250% due 05/07/2028 ^(c)		83	9
11.750% due 10/21/2026 ^(c)		10	1
11.950% due 08/05/2031 ^(c)		300	32

Total Sovereign Issues (Cost $27,486)			24,790

		SHARES
COMMON STOCKS 0.6%

COMMUNICATION SERVICES 0.4%

Clear Channel Outdoor Holdings, Inc. (d)		133,771	353

iHeartMedia, Inc. ‘A’ (d)		31,404	846

iHeartMedia, Inc. ‘B’ «(d)		24,427	592

			1,791

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

	SHARES	MARKET VALUE (000S)
ENERGY 0.1%

Noble Corp. (d)(j)	11,227	$278

Valaris Ltd. (d)	665	19

		297

INDUSTRIALS 0.1%

Neiman Marcus Group Ltd. LLC «(d)(j)	5,701	630

Noble Corp. (d)	909	22

Westmoreland Mining Holdings LLC «(d)(j)	239	0

		652

Total Common Stocks (Cost $1,984)		2,740

WARRANTS 0.0%

INFORMATION TECHNOLOGY 0.0%

Windstream Holdings LLC -Exp. 09/21/2055 «	1,684	38

Total Warrants (Cost $13)		38

PREFERRED SECURITIES 1.1%

BANKING & FINANCE 1.0%

Banco Santander S.A.
6.250% due 09/11/2021 •(h)(i)	100,000	120

Charles Schwab Corp.
5.375% due 06/01/2025 •(h)	58,000	64

Nationwide Building Society
10.250% ~	250	65

		SHARES	MARKET VALUE (000S)

Stichting AK Rabobank Certificaten
2.188% due 12/29/2049 þ(h)		200,650	$321

Wells Fargo & Co.
3.900% due 03/15/2026 •(h)		3,870,000	4,009

			4,579

INDUSTRIALS 0.1%

General Electric Co.
3.449% due 09/15/2021 ~(h)		494,000	485

Total Preferred Securities (Cost $4,846)			5,064

REAL ESTATE INVESTMENT TRUSTS 0.0%

REAL ESTATE 0.0%

Uniti Group, Inc.		1,326	14

Total Real Estate Investment Trusts (Cost $8)			14

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.1%

ARGENTINA TREASURY BILLS 0.1%
32.971% due 07/30/2021 - 03/31/2022 (e)(f)(g)	ARS	109,353	622

Total Short-Term Instruments (Cost $682)			622

Total Investments in Securities (Cost $536,593)			554,721

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.1%

SHORT-TERM INSTRUMENTS 3.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.1%

PIMCO Short-Term Floating NAV Portfolio III	1,414,484	$13,948

Total Short-Term Instruments (Cost $13,947)		13,948

Total Investments in Affiliates (Cost $13,947)		13,948

Total Investments 126.8% (Cost $550,540)		$568,669

Financial Derivative Instruments (k)(m) 0.4% (Cost or Premiums, net $(5,290))		1,900

Other Assets and Liabilities, net (27.2)%		(122,222)

Net Assets 100.0%		$448,347

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Morgan Stanley 7.500% due 04/02/2032	02/11/2020	$258	$243	0.06%
Neiman Marcus Group Ltd. LLC	09/25/2020	183	630	0.14
Noble Corp.	02/05/2021 - 02/25/2021	149	278	0.06
Oracle Corp. 3.950% due 03/25/2051	03/22/2021	4,021	4,402	0.98
Westmoreland Mining Holdings LLC	03/26/2019	1	0	0.00

		$ 4,612	$5,553	1.24%

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	19

Schedule of Investments	PIMCO Income Portfolio	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

The average amount of borrowings outstanding during the period ended June 30, 2021 was $(20,688) at a weighted average interest rate of 0.106%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP Italy Government Bond September Futures	09/2021	47	$8,438	$92	$41	$0
U.S. Treasury 10-Year Note September Futures	09/2021	74	9,805	70	18	0

				$162	$59	$0

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
Australia Government 10-Year Bond September Futures	09/2021	34	$(3,600)	$(15)	$0	$(16)
Japan Government 10-Year Bond September Futures	09/2021	1	(1,365)	0	0	0
U.S. Treasury 2-Year Note September Futures	09/2021	13	(2,864)	5	0	0
U.S. Treasury 30-Year Bond September Futures	09/2021	45	(7,234)	(219)	0	(30)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2021	52	(10,020)	(488)	0	(59)
United Kingdom Long Gilt September Futures	09/2021	2	(354)	(4)	0	0

				$(721)	$0	$(105)

Total Futures Contracts				$(559)	$59	$(105)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2025	0.560%	$	900	$11	$7	$18	$0	$0

AT&T, Inc.	1.000	Quarterly	06/20/2026	0.625		1,800	27	6	33	1	0

General Electric Co.	1.000	Quarterly	06/20/2026	0.718		2,600	11	25	36	0	0

Rolls-Royce PLC	1.000	Quarterly	12/20/2025	2.198	EUR	500	(54)	24	(30)	0	(1)

							$(5)	$62	$57	$1	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.EM-28 5-Year Index	1.000%	Quarterly	12/20/2022	$	752	$(9)	$11	$2	$0	$(1)
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023		1,598	(38)	40	2	0	0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024		470	(12)	13	1	0	0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024		465	(14)	14	0	0	0
CDX.EM-34 5-Year Index	1.000	Quarterly	12/20/2025		1,400	(50)	1	(49)	0	(1)
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026		1,100	(40)	11	(29)	0	(1)
CDX.HY-34 5-Year Index	5.000	Quarterly	06/20/2025		276	12	16	28	0	0
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025		3,700	249	132	381	1	0
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026		20,400	1,858	259	2,117	11	0
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025		700	14	4	18	0	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		3,600	83	10	93	1	0
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025	EUR	10,100	260	71	331	0	(2)
iTraxx Europe Main 35 5-Year Index	1.000	Quarterly	06/20/2026		12,500	381	18	399	0	(2)

						$2,694	$600	$3,294	$13	$(7)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/15/2031	GBP	4,200	$27	$(40)	$(13)	$0	$(9)
Receive	1-Year BRL-CDI	2.840	Maturity	01/03/2022	BRL	1,000	0	2	2	0	0
Receive	1-Year BRL-CDI	2.848	Maturity	01/03/2022		800	0	2	2	0	0
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022		4,200	0	10	10	0	0
Receive	1-Year BRL-CDI	2.860	Maturity	01/03/2022		4,200	0	10	10	0	0
Receive	1-Year BRL-CDI	2.865	Maturity	01/03/2022		1,500	0	4	4	0	0
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		600	0	1	1	0	0
Receive	1-Year BRL-CDI	2.880	Maturity	01/03/2022		2,700	0	7	7	0	0
Receive	1-Year BRL-CDI	2.883	Maturity	01/03/2022		2,400	0	6	6	0	0
Receive	1-Year BRL-CDI	2.884	Maturity	01/03/2022		500	0	1	1	0	0
Receive	1-Year BRL-CDI	2.886	Maturity	01/03/2022		800	0	2	2	0	0
Pay	1-Year BRL-CDI	3.060	Maturity	01/03/2022		24,800	0	(49)	(49)	0	(1)
Receive	1-Year BRL-CDI	3.360	Maturity	01/03/2022		6,100	(9)	14	5	0	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022		176,700	(52)	(195)	(247)	0	(9)
Pay	1-Year BRL-CDI	3.978	Maturity	01/03/2022		6,100	0	(7)	(7)	0	0
Pay	1-Year BRL-CDI	4.040	Maturity	01/03/2022		6,300	0	(6)	(6)	0	0
Pay	1-Year BRL-CDI	5.830	Maturity	01/02/2023		3,800	37	(18)	19	0	(1)
Pay	1-Year BRL-CDI	5.836	Maturity	01/02/2023		3,400	33	(16)	17	0	(1)
Pay	1-Year BRL-CDI	5.855	Maturity	01/02/2023		1,100	11	(5)	6	0	0
Pay	1-Year BRL-CDI	6.170	Maturity	01/02/2023		43,200	(8)	(25)	(33)	0	(11)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021		$400	(7)	4	(3)	0	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022		2,400	(33)	13	(20)	0	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		17,500	(1,817)	540	(1,277)	0	(3)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		2,400	(227)	74	(153)	0	(1)
Receive	3-Month USD-LIBOR	1.300	Semi-Annual	03/16/2025		1,700	(75)	33	(42)	0	0
Receive	3-Month USD-LIBOR	1.300	Semi-Annual	03/18/2025		1,700	(75)	33	(42)	0	0
Receive	3-Month USD-LIBOR	0.940	Semi-Annual	06/08/2026		1,100	0	0	0	0	(1)
Receive	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		8,200	126	52	178	0	(5)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		11,200	(1,680)	550	(1,130)	0	(7)
Receive	3-Month USD-LIBOR	1.740	Semi-Annual	12/16/2026		400	(32)	16	(16)	0	0
Receive	3-Month USD-LIBOR	1.235	Semi-Annual	05/12/2028		400	(1)	0	(1)	0	(1)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		3,213	(177)	21	(156)	4	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		1,300	(170)	76	(94)	0	(2)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029		800	(98)	55	(43)	0	(2)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		800	(62)	52	(10)	0	(2)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030		2,800	(282)	170	(112)	0	(6)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		1,600	(199)	102	(97)	0	(4)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		800	(100)	53	(47)	0	(2)
Receive	3-Month USD-LIBOR	1.430	Semi-Annual	03/17/2030		800	(57)	48	(9)	0	(2)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		24,800	(1,343)	1,624	281	0	(60)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		719	5	22	27	0	(2)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		4,400	334	(53)	281	0	(12)
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		6,495	(603)	172	(431)	17	0
Receive(5)	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		7,000	(163)	8	(155)	8	0
Receive	3-Month USD-LIBOR	1.910	Semi-Annual	10/17/2049		300	(70)	61	(9)	0	(2)
Receive	3-Month USD-LIBOR	1.895	Semi-Annual	10/18/2049		300	(69)	61	(8)	0	(2)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		2,200	(715)	475	(240)	0	(16)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		3,000	(480)	578	98	0	(18)
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		1,200	(272)	240	(32)	0	(8)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		900	(295)	191	(104)	0	(6)
Pay	3-Month USD-LIBOR	1.491	Semi-Annual	01/21/2051		400	(5)	(21)	(26)	3	0
Pay	3-Month USD-LIBOR	1.438	Semi-Annual	01/22/2051		7,200	(83)	(488)	(571)	41	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		2,000	392	(144)	248	0	(14)
Receive	3-Month ZAR-JIBAR	7.250	Quarterly	09/19/2023	ZAR	22,200	(117)	36	(81)	3	0
Receive	3-Month ZAR-JIBAR	8.000	Quarterly	03/15/2024		1,300	(9)	2	(7)	0	0
Receive	3-Month ZAR-JIBAR	8.250	Quarterly	03/15/2024		4,800	(36)	8	(28)	1	0
Pay	3-Month ZAR-JIBAR	4.850	Quarterly	01/07/2026		1,700	0	(4)	(4)	0	0
Pay	3-Month ZAR-JIBAR	4.848	Quarterly	01/11/2026		5,100	(1)	(12)	(13)	0	(1)
Pay	3-Month ZAR-JIBAR	4.915	Quarterly	02/01/2026		4,000	(1)	(9)	(10)	0	(1)
Receive	3-Month ZAR-JIBAR	5.970	Quarterly	03/10/2026		200	0	0	0	0	0
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028		21,600	111	(18)	93	0	(4)
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026	AUD	13,870	1,320	(368)	952	9	0
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		1,090	126	(29)	97	1	0
Receive	6-Month EUR-EURIBOR	(0.453)	Annual	03/09/2023	EUR	100	0	0	0	0	0
Receive	6-Month EUR-EURIBOR	(0.395)	Annual	03/09/2024		100	0	0	0	0	0
Receive	6-Month EUR-EURIBOR	(0.425)	Annual	03/09/2024		100	0	0	0	0	0
Receive	6-Month EUR-EURIBOR	(0.329)	Annual	03/09/2025		100	0	0	0	0	0
Receive	6-Month EUR-EURIBOR	(0.363)	Annual	03/09/2025		100	0	0	0	0	0
Receive	6-Month EUR-EURIBOR	(0.150)	Annual	03/18/2030		1,800	(4)	32	28	0	(3)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	21

Schedule of Investments	PIMCO Income Portfolio	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month EUR-EURIBOR	0.150%	Annual	06/17/2030	EUR	700	$(25)	$15	$(10)	$0	$(1)
Receive(5)	6-Month EUR-EURIBOR	0.000	Annual	09/15/2031		4,300	60	3	63	0	(8)
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		200	(13)	27	14	0	(1)
Receive	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		400	(63)	59	(4)	0	(2)
Receive	6-Month JPY-LIBOR	(0.020)	Semi-Annual	03/20/2028	JPY	430,000	9	4	13	0	0
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	03/15/2029		3,081,000	32	45	77	1	0
Pay	28-Day MXN-TIIE	5.610	Lunar	07/16/2021	MXN	2,000	1	(1)	0	0	0
Pay	28-Day MXN-TIIE	5.900	Lunar	07/26/2021		19,600	12	(11)	1	0	0
Pay	28-Day MXN-TIIE	5.798	Lunar	09/12/2021		10,200	6	(4)	2	0	0
Pay	28-Day MXN-TIIE	6.750	Lunar	09/13/2021		4,300	5	(4)	1	0	0
Pay	28-Day MXN-TIIE	7.350	Lunar	11/23/2021		1,200	2	(1)	1	0	0
Pay	28-Day MXN-TIIE	7.388	Lunar	11/23/2021		900	1	(1)	0	0	0
Pay	28-Day MXN-TIIE	7.199	Lunar	12/09/2021		1,200	2	(1)	1	0	0
Pay	28-Day MXN-TIIE	7.865	Lunar	01/02/2022		3,400	11	(6)	5	0	0
Pay	28-Day MXN-TIIE	7.880	Lunar	01/02/2022		42,200	146	(80)	66	2	0
Pay	28-Day MXN-TIIE	7.538	Lunar	03/01/2022		4,400	9	(5)	4	0	0
Pay	28-Day MXN-TIIE	5.850	Lunar	05/11/2022		1,900	2	(2)	0	0	0
Receive	28-Day MXN-TIIE	4.650	Lunar	05/12/2022		54,800	(8)	25	17	0	(1)
Receive	28-Day MXN-TIIE	4.825	Lunar	05/29/2022		5,600	(2)	4	2	0	0
Receive	28-Day MXN-TIIE	4.740	Lunar	06/05/2022		13,800	(3)	7	4	0	0
Receive	28-Day MXN-TIIE	4.580	Lunar	06/12/2022		14,200	(1)	7	6	0	0
Pay	28-Day MXN-TIIE	7.875	Lunar	12/22/2022		1,800	6	(3)	3	0	0
Pay	28-Day MXN-TIIE	7.640	Lunar	01/09/2023		1,000	3	(2)	1	0	0
Pay	28-Day MXN-TIIE	7.745	Lunar	01/11/2023		1,700	6	(4)	2	0	0
Pay	28-Day MXN-TIIE	7.610	Lunar	01/29/2023		9,500	31	(18)	13	1	0
Pay	28-Day MXN-TIIE	7.805	Lunar	02/12/2023		3,800	13	(7)	6	0	0
Pay	28-Day MXN-TIIE	7.820	Lunar	02/12/2023		3,900	14	(8)	6	1	0
Pay	28-Day MXN-TIIE	4.470	Lunar	03/01/2023		9,100	0	(10)	(10)	1	0
Pay	28-Day MXN-TIIE	4.520	Lunar	03/01/2023		18,300	0	(21)	(21)	1	0
Pay	28-Day MXN-TIIE	4.550	Lunar	03/01/2023		86,100	2	(98)	(96)	4	0
Pay	28-Day MXN-TIIE	4.560	Lunar	03/01/2023		9,000	0	(10)	(10)	0	0
Pay	28-Day MXN-TIIE	4.565	Lunar	03/01/2023		9,100	0	(10)	(10)	0	0
Pay	28-Day MXN-TIIE	4.500	Lunar	03/05/2023		55,900	0	(65)	(65)	3	0
Pay	28-Day MXN-TIIE	7.700	Lunar	05/08/2023		2,500	9	(5)	4	0	0
Pay	28-Day MXN-TIIE	5.795	Lunar	06/10/2023		2,900	4	(4)	0	0	0
Pay	28-Day MXN-TIIE	6.350	Lunar	09/13/2023		900	2	(2)	0	0	0
Pay	28-Day MXN-TIIE	5.120	Lunar	05/12/2025		7,100	3	(19)	(16)	1	0
Pay	28-Day MXN-TIIE	5.280	Lunar	05/29/2025		2,400	2	(7)	(5)	0	0
Pay	28-Day MXN-TIIE	5.280	Lunar	06/05/2025		5,900	4	(16)	(12)	1	0
Pay	28-Day MXN-TIIE	5.160	Lunar	06/12/2025		6,100	3	(17)	(14)	1	0
Pay	28-Day MXN-TIIE	5.950	Lunar	02/12/2026		3,000	6	(10)	(4)	0	0
Pay	28-Day MXN-TIIE	6.080	Lunar	03/22/2026		12,400	28	(40)	(12)	1	0
Pay	28-Day MXN-TIIE	6.490	Lunar	09/20/2026		3,800	12	(13)	(1)	1	0
Pay	28-Day MXN-TIIE	7.380	Lunar	11/16/2026		200	1	(1)	0	0	0
Receive	28-Day MXN-TIIE	7.990	Lunar	01/02/2027		100	(1)	0	(1)	0	0
Receive	28-Day MXN-TIIE	8.005	Lunar	01/02/2027		18,900	(142)	77	(65)	0	(2)
Pay	28-Day MXN-TIIE	7.865	Lunar	02/14/2027		9,000	61	(35)	26	1	0
Pay	28-Day MXN-TIIE	8.010	Lunar	02/16/2027		2,900	21	(11)	10	0	0
Pay	28-Day MXN-TIIE	7.818	Lunar	03/01/2027		5,200	35	(20)	15	1	0
Pay	28-Day MXN-TIIE	5.535	Lunar	05/12/2027		12,100	9	(43)	(34)	1	0
Pay	28-Day MXN-TIIE	7.150	Lunar	06/23/2027		26,500	134	(103)	31	3	0
Pay	28-Day MXN-TIIE	7.200	Lunar	06/23/2027		2,900	15	(11)	4	0	0
Pay	28-Day MXN-TIIE	7.370	Lunar	10/23/2027		7,300	41	(29)	12	1	0
Receive	28-Day MXN-TIIE	7.984	Lunar	12/22/2027		3,300	(25)	14	(11)	0	0
Receive	28-Day MXN-TIIE	8.030	Lunar	02/12/2028		300	(2)	1	(1)	0	0
Receive	28-Day MXN-TIIE	8.050	Lunar	02/12/2028		2,100	(16)	8	(8)	0	0
Pay	28-Day MXN-TIIE	7.480	Lunar	07/13/2037		1,500	10	(9)	1	0	0
Receive	28-Day MXN-TIIE	7.380	Lunar	09/08/2037		400	(2)	2	0	0	0
Pay	28-Day MXN-TIIE	7.360	Lunar	09/15/2037		1,500	9	(9)	0	0	0
Receive	28-Day MXN-TIIE	8.103	Lunar	01/29/2038		3,100	(31)	20	(11)	0	0

							$(6,457)	$3,496	$(2,961)	$113	$(234)

Total Swap Agreements							$(3,768)	$4,158	$390	$127	$(242)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$59	$127	$186	$0	$(105)	$(242)	$(347)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

(l)

Securities with an aggregate market value of $5,525 and cash of $3,556 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2021	BRL	22,864		$4,571	$0	$(26)
	07/2021	MXN	3,191		162	2	0
	07/2021	PEN	34		8	0	0
	07/2021	TRY	502		58	1	0
	07/2021		$4,307	BRL	22,864	290	0
	07/2021		306	EUR	256	0	(2)
	07/2021		18	PEN	69	0	0
	07/2021		28	TRY	232	0	(1)
	08/2021		1,993	NOK	16,765	0	(45)
	08/2021		8	PEN	34	0	0
	08/2021		225	RUB	16,948	5	0
	09/2021		3,803	IDR	54,809,220	0	(73)
	09/2021		547	RUB	39,942	0	(8)
	02/2022	ZAR	3,580		$246	3	0

BPS	07/2021	AUD	108		81	0	0
	07/2021	EUR	299		363	8	0
	07/2021	JPY	36,900		337	5	0
	07/2021	TRY	1,475		172	3	0
	07/2021		$1,461	EUR	1,224	0	(10)
	07/2021		782	GBP	563	0	(3)
	07/2021		519	TRY	4,371	0	(19)
	08/2021	JPY	36,900		$333	0	0
	08/2021	PEN	812		220	8	0
	09/2021	ZAR	8,176		578	11	0
	11/2021		$3,217	MXN	64,940	0	(13)

BRC	07/2021	TRY	655		$76	1	0
	07/2021		$4	TRY	38	0	0
	08/2021	EUR	2,863		$3,407	10	0

BSH	07/2021		$34	PEN	131	0	(1)

CBK	07/2021	AUD	124		$96	3	0
	07/2021	CLP	335,098		448	0	(8)
	07/2021	MXN	5,205		256	0	(4)
	07/2021	PEN	4,982		1,280	2	(18)
	07/2021	TRY	608		71	2	0
	07/2021		$468	CLP	335,098	0	(12)
	07/2021		2,509	PEN	9,783	36	0
	07/2021		233	RUB	17,974	12	0
	08/2021	PEN	3,141		$836	18	0
	08/2021		$350	PEN	1,391	13	0
	08/2021		279	RUB	20,953	6	0
	09/2021	PEN	2,263		$604	14	0
	09/2021		$1,053	CLP	770,608	8	(14)
	09/2021		259	PEN	1,008	4	0
	09/2021	ZAR	3,812		$278	14	0
	10/2021	PEN	393		106	4	0
	10/2021		$248	PEN	955	0	0
	12/2021	PEN	2,227		$606	26	0

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	23

Schedule of Investments	PIMCO Income Portfolio	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	12/2021		$772	INR	59,223	$8	$0
	02/2022	ZAR	982		$64	0	(3)
	04/2022		$3	INR	220	0	0
GLM	07/2021	BRL	22,864		$4,540	0	(57)
	07/2021	GBP	19,558		27,650	595	0
	07/2021	PEN	1,348		339	0	(12)
	07/2021	TRY	715		84	2	0
	07/2021		$4,571	BRL	22,864	26	0
	07/2021		1,010	RUB	77,837	51	0
	07/2021		35	TRY	297	0	(2)
	08/2021		4,525	BRL	22,864	56	0
	08/2021		339	PEN	1,348	12	0
	08/2021		391	RUB	29,270	7	0
	09/2021		645		47,248	0	(6)
	09/2021		83	ZAR	1,197	0	(1)
	09/2021	ZAR	2,314		$168	8	0
	11/2021	PEN	710		189	5	0
	02/2022	CAD	498		412	11	0
	04/2022		$251	INR	19,763	5	0

HUS	07/2021	TRY	140		$16	0	0
	07/2021		$26,291	GBP	18,995	0	(15)
	07/2021		194	PEN	752	2	0
	08/2021	GBP	18,995		$26,293	14	0
	08/2021		$2,067	CAD	2,507	0	(45)
	08/2021		545	RUB	41,052	12	0
	09/2021		1,251	CNH	8,041	0	(14)
	09/2021		63	PEN	248	2	0
	09/2021		287	RUB	21,030	0	(3)
	10/2021		5,027	MXN	105,824	219	0
	12/2021	PEN	121		$33	1	0
	12/2021		$335	INR	25,782	5	0
	02/2022	ZAR	2,521		$174	3	0

MYI	07/2021		$4	PEN	16	0	0
	07/2021		162	RUB	12,410	7	0
	09/2021		30	PEN	119	1	0
	09/2021		191	ZAR	2,736	0	(1)
	04/2022	INR	16,666		$212	0	(4)

SCX	07/2021	EUR	16,978		20,770	638	0
	07/2021	PEN	1,276		332	5	(4)
	07/2021		$1,668	EUR	1,371	0	(42)
	07/2021		100	MXN	1,992	0	0
	07/2021		32	PEN	124	0	0
	08/2021	EUR	14,426		$17,119	2	0
	09/2021		$123	PEN	488	4	0
	12/2021	PEN	74		$20	1	0
	12/2021		$1,753	INR	131,629	0	(18)

TOR	02/2022	ZAR	745		$49	0	(2)

Total Forward Foreign Currency Contracts						$2,211	$(486)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	$99.641	07/07/2021	8,000	$44	$1

Total Purchased Options					$44	$1

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750%	07/21/2021	500	$ (1)	$0

BPS	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.825	08/18/2021	1,000	(1)	0

BRC	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	08/18/2021	500	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	09/15/2021	600	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	7,200	(7)	(5)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800%	08/18/2021	600	$(1)	$0

FBF	Put - OTC CDX.IG-36 5-Year Index	Sell	0.700	10/20/2021	5,200	(4)	(5)

GST	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	07/21/2021	600	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.700	10/20/2021	17,200	(17)	(18)

						$ (34)	$ (28)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC USD versus INR	INR	81.000	04/27/2022	321	$(6)	$(3)

GLM	Call - OTC USD versus CAD	CAD	1.265	02/11/2022	2,122	(21)	(27)

MYI	Call - OTC USD versus INR	INR	81.500	04/22/2022	846	(15)	(7)

						$(42)	$(37)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.450%	07/14/2021	800	$ (3)	$(4)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.850	07/14/2021	800	(3)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.298	08/11/2021	400	(2)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.698	08/11/2021	400	(2)	(1)

FAR	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.405	09/02/2021	900	(4)	(7)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.905	09/02/2021	900	(4)	(2)

GLM	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.686	08/11/2021	100	(1)	(1)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.086	08/11/2021	100	(1)	(1)

MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.776	07/07/2021	5,900	(44)	0
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.785	08/10/2021	500	(7)	(11)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.295	08/10/2021	500	(7)	0

							$ (78)	$(28)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
SAL	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	$101.422	07/07/2021	8,000	$(34)	$(7)

Total Written Options					$(188)	$(100)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Mexico Government International Bond	1.000%	Quarterly	06/20/2022	0.248%	$100	$(2)	$3	$1	$0
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	0.815	600	(36)	38	2	0

BPS	Brazil Government International Bond	1.000	Quarterly	06/20/2022	0.550	100	(6)	7	1	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2022	0.685	900	(40)	45	5	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	0.406	100	(15)	15	0	0

BRC	Qatar Government International Bond	1.000	Quarterly	12/20/2022	0.101	200	1	2	3	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.216	550	(15)	17	2	0

CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2022	0.685	3,000	(116)	131	15	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.200	600	(10)	6	0	(4)
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	1.011	100	0	0	0	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.938	100	(1)	1	0	0

GST	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.200	400	(6)	3	0	(3)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.433	400	(7)	13	6	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	0.406	600	(94)	96	2	0
	Russia Government International Bond	1.000	Quarterly	12/20/2022	0.326	4,660	(102)	150	48	0

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	25

Schedule of Investments	PIMCO Income Portfolio	(Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
MYC	Mexico Government International Bond	1.000%	Quarterly	06/20/2026	0.938%	$100	$(1)	$1	$0	$0
	South Africa Government International Bond	1.000	Quarterly	12/20/2022	0.681	1,200	(25)	31	6	0

NGF	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.049	300	(15)	15	0	0

							$(490)	$574	$91	$(7)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
FBF	CMBX.NA.AAA.12 Index	0.500%	Monthly	08/17/2061	$155	$(1)	$2	$1	$0

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	11,700	(255)	377	122	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	11,498	(594)	719	125	0

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,625	1	16	17	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054	200	1	1	2	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	9,620	(40)	128	88	0

						$(888)	$1,243	$355	$0

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
AZD	Pay	3-Month CNY-CNREPOFIX	2.445%	Quarterly	06/17/2025	CNY	7,100	$0	$(11)	$0	$(11)

CBK	Pay	3-Month CNY-CNREPOFIX	2.845	Quarterly	01/23/2025		2,000	0	2	2	0
	Pay	3-Month CNY-CNREPOFIX	2.850	Quarterly	01/23/2025		1,300	0	1	1	0

								$0	$(8)	$3	$(11)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	iBoxx USD Liquid High Yield Index	N/A	0.135% (3-Month USD-LIBOR plus a specified spread)	Maturity	09/20/2021	$200	$0	$4	$4	$0

Total Swap Agreements								$(1,378)	$1,813	$453	$(18)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$0	$0	$0	$0	$0	$0	$(11)	$(11)	$(11)	$0	$(11)
BOA	301	0	3	304	(155)	(9)	0	(164)	140	(280)	(140)
BPS	35	0	6	41	(45)	0	0	(45)	(4)	0	(4)
BRC	11	0	9	20	0	(5)	0	(5)	15	0	15
BSH	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
CBK	170	0	18	188	(59)	0	(4)	(63)	125	(300)	(175)
FAR	0	0	0	0	0	(9)	0	(9)	(9)	0	(9)
FBF	0	0	1	1	0	(5)	0	(5)	(4)	0	(4)
GLM	778	0	0	778	(78)	(29)	0	(107)	671	(420)	251
GST	0	0	303	303	0	(18)	(3)	(21)	282	(270)	12
HUS	258	0	0	258	(77)	0	0	(77)	181	(13)	168
MYC	0	0	6	6	0	(11)	0	(11)	(5)	0	(5)
MYI	8	0	0	8	(5)	(7)	0	(12)	(4)	0	(4)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
SAL	$0	$1	$107	$108	$0	$(7)	$0	$(7)	$101	$0	$101
SCX	650	0	0	650	(64)	0	0	(64)	586	(601)	(15)
TOR	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)

Total Over the Counter	$2,211	$1	$453	$2,665	$(486)	$(100)	$(18)	$(604)

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$59	$59
Swap Agreements	0	14	0	0	113	127

	$0	$14	$0	$0	$172	$186

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,211	$0	$2,211
Purchased Options	0	0	0	0	1	1
Swap Agreements	0	446	0	0	7	453

	$0	$446	$0	$2,211	$8	$2,665

	$0	$460	$0	$2,211	$180	$2,851

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$105	$105
Swap Agreements	0	8	0	0	234	242

	$0	$8	$0	$0	$339	$347

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$486	$0	$486
Written Options	0	28	0	37	35	100
Swap Agreements	0	7	0	0	11	18

	$0	$35	$0	$523	$46	$604

	$0	$43	$0	$523	$385	$951

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	27

Schedule of Investments	PIMCO Income Portfolio	(Cont.)	June 30, 2021	(Unaudited)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	692	692
Swap Agreements	0	856	0	0	(175)	681

	$0	$856	$0	$0	$519	$1,375

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(467)	$0	$(467)
Written Options	0	135	0	31	262	428
Swap Agreements	0	250	0	0	14	264

	$0	$385	$0	$(436)	$276	$225

	$0	$1,241	$0	$(436)	$795	$1,600

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(2)	$(2)
Futures	0	0	0	0	(746)	(746)
Swap Agreements	0	194	0	0	1,647	1,841

	$0	$194	$0	$0	$899	$1,093

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,095	$0	$1,095
Purchased Options	0	0	0	0	(43)	(43)
Written Options	0	1	0	0	8	9
Swap Agreements	0	(170)	0	0	0	(170)

	$0	$(169)	$0	$1,095	$(35)	$891

	$0	$25	$0	$1,095	$864	$1,984

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$28,091	$10	$28,101
Corporate Bonds & Notes
Banking & Finance	0	59,290	0	59,290
Industrials	2,233	76,645	0	78,878
Utilities	0	30,628	0	30,628
Municipal Bonds & Notes
Illinois	0	240	0	240
Puerto Rico	0	194	0	194
U.S. Government Agencies	0	107,392	0	107,392
U.S. Treasury Obligations	0	87,682	0	87,682
Non-Agency Mortgage-Backed Securities	0	47,396	0	47,396
Asset-Backed Securities	0	81,569	83	81,652
Sovereign Issues	0	24,790	0	24,790
Common Stocks
Communication Services	1,199	0	592	1,791
Energy	297	0	0	297
Industrials	0	22	630	652
Warrants
Information Technology	0	0	38	38
Preferred Securities
Banking & Finance	0	4,579	0	4,579
Industrials	0	485	0	485
Real Estate Investment Trusts
Real Estate	14	0	0	14

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Short-Term Instruments
Argentina Treasury Bills	$0	$622	$0	$622

	$3,743	$549,625	$1,353	$554,721

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$13,948	$0	$0	$13,948

Total Investments	$17,691	$549,625	$1,353	$568,669

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	41	145	0	186
Over the counter	0	2,665	0	2,665

	$41	$2,810	$0	$2,851

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(16)	(331)	0	(347)
Over the counter	(23)	(581)	0	(604)

	$(39)	$(912)	$0	$(951)

Total Financial Derivative Instruments	$2	$1,898	$0	$1,900

Totals	$17,693	$551,523	$1,353	$570,569

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements	June 30, 2021	(Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Income Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital

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Notes to Financial Statements	(Cont.)

gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021

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and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable

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Notes to Financial Statements	(Cont.)

reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the

NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

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∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as

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Notes to Financial Statements	(Cont.)

quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolio’s website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2021 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$7,742	$132,807	$(126,601)	$(1)	$1	$13,948	$7	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or

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other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to,

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Notes to Financial Statements	(Cont.)

(i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Portfolio as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at June 30, 2021, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the

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characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Portfolio to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Portfolio’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolio and impose added operational complexity.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Portfolio to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market.

Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(b) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the

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Notes to Financial Statements	(Cont.)

transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than

5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended June 30, 2021, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to

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hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

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Notes to Financial Statements	(Cont.)

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure

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of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bond, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

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Notes to Financial Statements	(Cont.)

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not

42	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or through a central clearing counterparty, resides with the Portfolio’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Distribution Rate Risk  is the risk that the Portfolio’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Portfolio performance and other factors.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Portfolio’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of

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Notes to Financial Statements	(Cont.)

investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Portfolio’s investments or the Investment Manager’s operations and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is

44	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward

Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

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Notes to Financial Statements	(Cont.)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M		Administrative Class	Advisor Class
0.25%	0.40%	0.40%	*	0.40%	0.40%

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class and Class M shares. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee

Class M*	0.25%	0.20%

Administrative Class	—	0.15%

Advisor Class	0.25%	—

*	This particular share class has been registered with the SEC, but has not yet launched.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through May 1, 2022, to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

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In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at June 30, 2021, were as follows (amounts in thousands†):

Expiring within

12 months	13-24 months	25-36 months	Total

$0	$0	$8	$8

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$887,052	$953,395	$124,604	$42,366

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2021 (Unaudited)		Year Ended 12/31/2020

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	304	$3,341	1,200	$12,744

Administrative Class	1,815	19,948	4,508	47,942

Advisor Class	5,279	57,988	4,580	48,709
Issued as reinvestment of distributions

Institutional Class	7	79	14	148

Administrative Class	212	2,331	650	6,832

Advisor Class	302	3,319	884	9,287
Cost of shares redeemed

Institutional Class	(122)	(1,333)	(947)	(10,032)

Administrative Class	(945)	(10,382)	(3,650)	(37,788)

Advisor Class	(791)	(8,686)	(4,797)	(49,379)

Net increase (decrease) resulting from Portfolio share transactions	6,061	$66,605	2,442	$28,463

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements	(Cont.)	June 30, 2021	(Unaudited)

As of June 30, 2021, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 59% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2021, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2020, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$1,993

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$545,283	$36,692	$(11,414)	$25,278

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

48	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC

BOA	Bank of America N.A.	FBF	Credit Suisse International	NGF	Nomura Global Financial Products, Inc.

BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	SAL	Citigroup Global Markets, Inc.

BRC	Barclays Bank PLC	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London

BSH	Banco Santander S.A. - New York Branch	HUS	HSBC Bank USA N.A.	TOR	The Toronto-Dominion Bank

CBK	Citibank N.A.	MYC	Morgan Stanley Capital Services LLC

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	NOK	Norwegian Krone

AUD	Australian Dollar	GBP	British Pound	PEN	Peruvian New Sol

BRL	Brazilian Real	IDR	Indonesian Rupiah	RUB	Russian Ruble

CAD	Canadian Dollar	INR	Indian Rupee	TRY	Turkish New Lira

CLP	Chilean Peso	JPY	Japanese Yen	USD (or $)	United States Dollar

CNH	Chinese Renminbi (Offshore)	MXN	Mexican Peso	ZAR	South African Rand

CNY	Chinese Renminbi (Mainland)

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CMBX	Commercial Mortgage-Backed Index	PRIME	Daily US Prime Rate

CDX.EM	Credit Derivatives Index - Emerging Markets	CNREPOFIX	China Fixing Repo Rates 7-Day	RUONIA	Ruble Overnight Index Average

CDX.HY	Credit Derivatives Index - High Yield	EUR003M	3 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate

CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap

BABs	Build America Bonds	DAC	Designated Activity Company	PIK	Payment-in-Kind

BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced

BBSW	Bank Bill Swap Reference Rate	JIBAR	Johannesburg Interbank Agreed Rate	TBD	To-Be-Determined

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

CDI	Brazil Interbank Deposit Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CDO	Collateralized Debt Obligation

SEMIANNUAL REPORT	|	JUNE 30, 2021	49

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month period ended June 30, 2021.

50	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT20SAR_063021

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2021

PIMCO Low Duration Portfolio

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2021. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic (“COVID-19”). Looking back, fourth quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was 4.3%. The economy gained momentum during the first quarter of 2021 as GDP growth in the U.S. was 6.3%. Finally, the Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was 6.5%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion a month of Treasury securities and $40 billion a month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed pushed forward its forecast for the first rate hikes. The central bank now expects two interest rate increases by the end of 2023, compared to 2024 in its March 2021 update. In addition, while Fed Chair Jerome Powell said it would begin discussing a scaling back of bond purchases, he maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” He also said that any discussion of raising rates was “highly premature.”

Economies outside the U.S. also continued to be impacted by COVID-19. In its April 2021 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.4% in 2021, compared to a 3.5% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low. It also continued to purchase bonds and, in June 2021, vowed to increase its purchases at a significantly higher pace than earlier in the year. Finally, in July 2021, after the reporting period ended, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium term, versus its previous target for inflation that was below but close to 2%. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond buying program. In June 2021, the central bank said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19-relief program by at least six months.

Both short- and long-term U.S. Treasury yields moved higher, albeit from very low levels, during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.45% at the end of the reporting period, versus 0.93% on December 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -2.02%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -1.04%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced mixed returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.65%, whereas

2	PIMCO VARIABLE INSURANCE TRUST

emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -1.00%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -3.38%.

Despite periods of volatility, global equities produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.25%, fueled, in our view, by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 13.05%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 7.45%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 5.74% and European equities, as represented by the MSCI Europe Index, returned 15.35%.

Commodity prices were volatile but generally produced positive results. When the reporting period began, Brent crude oil was approximately $51 a barrel, but ended the reporting period at roughly $75 a barrel. We believe oil prices rallied as producers reduced their output and then demand increased as global growth improved. Elsewhere, copper prices moved sharply higher, whereas gold prices declined.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar strengthened against several other major currencies. For example, the U.S. dollar returned 2.93% and 7.07% versus the euro and Japanese yen, respectively. However, the U.S. dollar returned -1.18% versus the British pound.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JUNE 30, 2021	3

Important Information About the PIMCO Low Duration Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar

4	PIMCO VARIABLE INSURANCE TRUST

LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index

(“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Low Duration Portfolio	02/16/99	04/10/00	02/16/99	03/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The

SEMIANNUAL REPORT	|	JUNE 30, 2021	5

Important Information About the PIMCO Low Duration Portfolio	(Cont.)

Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolio is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolio is uncertain at this time.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Low Duration Portfolio

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of June 30, 2021†§

Short-Term Instruments‡	46.6%

Corporate Bonds & Notes	21.6%

U.S. Government Agencies	14.7%

Non-Agency Mortgage-Backed Securities	7.4%

Sovereign Issues	4.8%

Asset-Backed Securities	4.3%

Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Low Duration Portfolio Institutional Class	(0.10)%	0.84%	1.94%	1.75%	3.56%
PIMCO Low Duration Portfolio Administrative Class	(0.17)%	0.69%	1.78%	1.59%	3.40%
PIMCO Low Duration Portfolio Advisor Class	(0.22)%	0.59%	1.68%	1.49%	2.94%
ICE BofAML 1-3 Year U.S. Treasury Index±	(0.08)%	0.07%	1.60%	1.20%	2.80%	♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 02/16/1999.

± The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.54% for Institutional Class shares, 0.69% for Administrative Class shares, and 0.79% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Low Duration Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of securitized credit contributed to performance, as prices for these securities appreciated.

»	Holdings of investment grade corporate credit contributed to performance, as spreads tightened.

»	Short exposure to U.K. duration contributed to performance, as local interest rates rose.

»	Overweight exposure to Brazilian duration detracted from performance, as local interest rates rose.

SEMIANNUAL REPORT	|	JUNE 30, 2021	7

Expense Example PIMCO Low Duration Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2021 to June 30, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$999.00	$2.44	$1,000.00	$1,021.95	$2.47	0.50%
Administrative Class	1,000.00	998.30	3.17	1,000.00	1,021.21	3.20	0.65
Advisor Class	1,000.00	997.80	3.65	1,000.00	1,020.73	3.70	0.75

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 178/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	|	JUNE 30, 2021	9

Financial Highlights	PIMCO Low Duration Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

01/01/2021 - 06/30/2021+	$10.38	$0.03	$(0.04)	$(0.01)	$(0.03)	$0.00	$0.00	$(0.03)

12/31/2020	10.20	0.13	0.19	0.32	(0.14)	0.00	0.00	(0.14)

12/31/2019	10.08	0.29	0.13	0.42	(0.24)	0.00	(0.06)	(0.30)

12/31/2018	10.24	0.20	(0.15)	0.05	(0.21)	0.00	0.00	(0.21)

12/31/2017	10.24	0.15	0.00	0.15	(0.13)	0.00	(0.02)	(0.15)

12/31/2016	10.25	0.16	0.00	0.16	(0.09)	0.00	(0.08)	(0.17)
Administrative Class

01/01/2021 - 06/30/2021+	10.38	0.02	(0.04)	(0.02)	(0.02)	0.00	0.00	(0.02)

12/31/2020	10.20	0.11	0.19	0.30	(0.12)	0.00	0.00	(0.12)

12/31/2019	10.08	0.28	0.12	0.40	(0.22)	0.00	(0.06)	(0.28)

12/31/2018	10.24	0.20	(0.17)	0.03	(0.19)	0.00	0.00	(0.19)

12/31/2017	10.24	0.13	0.01	0.14	(0.12)	0.00	(0.02)	(0.14)

12/31/2016	10.25	0.14	0.00	0.14	(0.07)	0.00	(0.08)	(0.15)
Advisor Class

01/01/2021 - 06/30/2021+	10.38	0.02	(0.04)	(0.02)	(0.02)	0.00	0.00	(0.02)

12/31/2020	10.20	0.10	0.19	0.29	(0.11)	0.00	0.00	(0.11)

12/31/2019	10.08	0.27	0.12	0.39	(0.21)	0.00	(0.06)	(0.27)

12/31/2018	10.24	0.19	(0.17)	0.02	(0.18)	0.00	0.00	(0.18)

12/31/2017	10.24	0.12	0.01	0.13	(0.11)	0.00	(0.02)	(0.13)

12/31/2016	10.25	0.13	0.00	0.13	(0.06)	0.00	(0.08)	(0.14)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organization expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of common shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.34	(0.10)%	$17,871	0.50	%*	0.50	%*	0.50	%*	0.50	%*	0.62	%*	224%

10.38	3.15	11,436	0.54		0.54		0.50		0.50		1.21		427

10.20	4.18	11,474	0.89		0.89		0.50		0.50		2.86		308

10.08	0.49	8,588	0.59		0.59		0.50		0.50		2.02		624

10.24	1.50	15,368	0.50		0.50		0.50		0.50		1.44		544

10.24	1.56	8,710	0.50		0.50		0.50		0.50		1.59		391

10.34	(0.17)	1,092,005	0.65	*	0.65	*	0.65	*	0.65	*	0.47	*	224

10.38	2.99	1,130,716	0.69		0.69		0.65		0.65		1.04		427

10.20	4.03	1,007,149	1.04		1.04		0.65		0.65		2.76		308

10.08	0.34	1,197,654	0.74		0.74		0.65		0.65		1.94		624

10.24	1.35	1,272,418	0.65		0.65		0.65		0.65		1.31		544

10.24	1.41	1,248,263	0.65		0.65		0.65		0.65		1.40		391

10.34	(0.22)	861,706	0.75	*	0.75	*	0.75	*	0.75	*	0.37	*	224

10.38	2.89	831,900	0.79		0.79		0.75		0.75		0.95		427

10.20	3.92	754,355	1.14		1.14		0.75		0.75		2.65		308

10.08	0.24	757,166	0.84		0.84		0.75		0.75		1.85		624

10.24	1.25	761,611	0.75		0.75		0.75		0.75		1.21		544

10.24	1.30	717,542	0.75		0.75		0.75		0.75		1.31		391

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	11

Statement of Assets and Liabilities	PIMCO Low Duration Portfolio	June 30, 2021	(Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$1,638,018
Investments in Affiliates	481,939

Financial Derivative Instruments
Exchange-traded or centrally cleared	313
Over the counter	3,725
Cash	3,398
Deposits with counterparty	4,943
Foreign currency, at value	1,939
Receivable for investments sold	669
Receivable for TBA investments sold	375,786
Receivable for Portfolio shares sold	2,446
Interest and/or dividends receivable	3,377
Dividends receivable from Affiliates	291
Total Assets	2,516,844

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$141,345
Financial Derivative Instruments
Exchange-traded or centrally cleared	406
Over the counter	10,017
Payable for investments purchased	18,897
Payable for investments in Affiliates purchased	291
Payable for TBA investments purchased	367,037
Deposits from counterparty	3,900
Payable for Portfolio shares redeemed	2,245
Accrued investment advisory fees	406
Accrued supervisory and administrative fees	406
Accrued distribution fees	177
Accrued servicing fees	135
Total Liabilities	545,262

Net Assets	$1,971,582

Net Assets Consist of:

Paid in capital	$1,988,827
Distributable earnings (accumulated loss)	(17,245)

Net Assets	$1,971,582

Net Assets:

Institutional Class	$17,871
Administrative Class	1,092,005
Advisor Class	861,706

Shares Issued and Outstanding:

Institutional Class	1,727
Administrative Class	105,564
Advisor Class	83,301

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.34
Administrative Class	10.34
Advisor Class	10.34

Cost of investments in securities	$1,611,371
Cost of investments in Affiliates	$477,746
Cost of foreign currency held	$1,952
Proceeds received on short sales	$141,755

Cost or premiums of financial derivative instruments, net	$2,289

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO Low Duration Portfolio

Six Months Ended June 30, 2021 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$8,981
Dividends from Investments in Affiliates	1,897
Total Income	10,878

Expenses:

Investment advisory fees	2,429
Supervisory and administrative fees	2,428
Servicing fees - Administrative Class	818
Distribution and/or servicing fees - Advisor Class	1,049
Trustee fees	28
Interest expense	6
Miscellaneous expense	2
Total Expenses	6,760

Net Investment Income (Loss)	4,118

Net Realized Gain (Loss):

Investments in securities	(5,653)
Exchange-traded or centrally cleared financial derivative instruments	2,994
Over the counter financial derivative instruments	105
Foreign currency	1,220

Net Realized Gain (Loss)	(1,334)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(3,495)
Investments in Affiliates	(114)
Exchange-traded or centrally cleared financial derivative instruments	(5,175)
Over the counter financial derivative instruments	3,136
Foreign currency assets and liabilities	(121)

Net Change in Unrealized Appreciation (Depreciation)	(5,769)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,985)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	13

Statements of Changes in Net Assets	PIMCO Low Duration Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$4,118	$18,610
Net realized gain (loss)	(1,334)	23,816
Net change in unrealized appreciation (depreciation)	(5,769)	9,003

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,985)	51,429

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(41)	(147)
Administrative Class	(2,419)	(12,339)
Advisor Class	(1,442)	(8,527)

Total Distributions(a)	(3,902)	(21,013)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	4,417	170,658

Total Increase (Decrease) in Net Assets	(2,470)	201,074

Net Assets:

Beginning of period	1,974,052	1,772,978
End of period	$1,971,582	$1,974,052

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Low Duration Portfolio	June 30, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 83.1%

CORPORATE BONDS & NOTES 23.3%

BANKING & FINANCE 12.3%

Aviation Capital Group LLC
0.856% (US0003M + 0.670%) due 07/30/2021 ~		$3,100	$3,101

Banco Bilbao Vizcaya Argentaria S.A.
0.875% due 09/18/2023		4,700	4,718

Banco Santander S.A.
1.308% (US0003M + 1.120%) due 04/12/2023 ~		2,400	2,433

Bank of America Corp.
0.810% due 10/24/2024 •		6,900	6,931
1.133% (US0003M + 0.960%) due 07/23/2024 ~		1,200	1,217
1.348% (US0003M + 1.160%) due 01/20/2023 ~		200	201
1.486% due 05/19/2024 •		4,300	4,376
3.550% due 03/05/2024 •		4,100	4,309

Barclays PLC
1.586% (US0003M + 1.430%) due 02/15/2023 ~		3,800	3,828
2.852% due 05/07/2026 •		5,100	5,391

Brixmor Operating Partnership LP
1.226% (US0003M + 1.050%) due 02/01/2022 ~		5,000	5,020

CC Holdings GS LLC
3.849% due 04/15/2023		5,300	5,614

Citigroup, Inc.
0.776% due 10/30/2024 •		2,000	2,006
0.871% (US0003M + 0.690%) due 10/27/2022 ~		5,000	5,036

Cooperatieve Rabobank UA
1.004% due 09/24/2026 •		5,700	5,632

Credit Agricole S.A.
1.907% due 06/16/2026 •		3,900	3,978

Credit Suisse Group AG
3.800% due 06/09/2023		4,800	5,089

Danske Bank A/S
5.000% due 01/12/2022		4,800	4,912

Deutsche Bank AG
3.300% due 11/16/2022		6,600	6,840
4.250% due 10/14/2021		2,500	2,527

Federal Realty Investment Trust
3.950% due 01/15/2024		4,200	4,506

Ford Credit Canada Co.
3.465% (CDOR03 + 3.030%) due 01/10/2022 ~(g)	CAD	4,700	3,815

Ford Motor Credit Co. LLC
2.979% due 08/03/2022		$1,700	1,728
3.096% due 05/04/2023		5,400	5,515
3.810% due 01/09/2024		1,500	1,572
4.140% due 02/15/2023		5,000	5,187
5.875% due 08/02/2021		4,000	4,025

General Motors Financial Co., Inc.
3.550% due 07/08/2022		4,800	4,955
4.250% due 05/15/2023		5,400	5,742

Goldman Sachs Group, Inc.
0.900% (US0003M + 0.750%) due 02/23/2023 ~		2,400	2,422

JPMorgan Chase & Co.
0.563% due 02/16/2025 •		4,300	4,279
0.697% due 03/16/2024 •		5,000	5,017

Logicor Financing SARL
1.500% due 11/14/2022	EUR	5,200	6,280

Metropolitan Life Global Funding
0.950% due 07/02/2025		$5,300	5,297

Mitsubishi HC Capital, Inc.
3.406% due 02/28/2022		500	508

Mitsubishi UFJ Financial Group, Inc.
0.871% (US0003M + 0.740%) due 03/02/2023 ~		10,200	10,292

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mizuho Financial Group, Inc.
1.178% (US0003M + 0.990%) due 07/10/2024 ~		$3,600	$3,652
1.444% (BBSW3M + 1.400%) due 07/19/2023 ~	AUD	6,700	5,113

Morgan Stanley
0.864% due 10/21/2025 •		$2,000	2,000
3.737% due 04/24/2024 •		900	952

Nationwide Building Society
3.622% due 04/26/2023 •		1,600	1,641

Natwest Group PLC
2.500% due 03/22/2023	EUR	3,900	4,833

Nissan Motor Acceptance Corp.
0.838% (US0003M + 0.650%) due 07/13/2022 ~		$5,900	5,912
1.050% due 03/08/2024		4,000	3,977

NTT Finance Corp.
0.373% due 03/03/2023		5,000	5,003

SL Green Operating Partnership LP
1.136% (US0003M + 0.980%) due 08/16/2021 ~		6,000	6,001

Standard Chartered PLC
1.319% due 10/14/2023 •		4,800	4,847
2.744% due 09/10/2022 •		4,800	4,820

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025		5,300	5,356

Sumitomo Mitsui Trust Bank Ltd.
0.800% due 09/12/2023		4,800	4,831

UniCredit SpA
4.086% (US0003M + 3.900%) due 01/14/2022 ~		5,100	5,192
7.830% due 12/04/2023		10,700	12,404

Wells Fargo & Co.
1.654% due 06/02/2024 •		5,200	5,313
2.509% due 10/27/2023 (g)	CAD	6,200	5,161

			241,307

INDUSTRIALS 8.5%

7-Eleven, Inc.
0.612% (US0003M + 0.450%) due 08/10/2022 ~		$5,000	5,002
0.625% due 02/10/2023		5,000	5,003

Anthem, Inc.
0.450% due 03/15/2023		6,000	6,007

BMW Finance NV
2.250% due 08/12/2022		9,200	9,399

Boeing Co.
1.167% due 02/04/2023		5,900	5,925
1.950% due 02/01/2024		5,000	5,123

Caesars Resort Collection LLC
5.250% due 10/15/2025		750	760

CenterPoint Energy Resources Corp.
0.631% (US0003M + 0.500%) due 03/02/2023 ~		5,000	5,001
3.550% due 04/01/2023		1,500	1,577

Charter Communications Operating LLC
4.464% due 07/23/2022		2,100	2,174

CommonSpirit Health
1.547% due 10/01/2025		4,900	4,945

Daimler Finance North America LLC
0.750% due 03/01/2024		6,000	6,015
0.846% (US0003M + 0.670%) due 11/05/2021 ~		900	902

Danone S.A.
2.947% due 11/02/2026		4,000	4,290

Enbridge, Inc.
0.655% (US0003M + 0.500%) due 02/18/2022 ~		4,400	4,411

Expedia Group, Inc.
3.600% due 12/15/2023		3,600	3,829

Fidelity National Information Services, Inc.
0.375% due 03/01/2023		5,000	4,995

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

General Mills, Inc.
6.410% due 10/15/2022		$4,900	$5,251

Hasbro, Inc.
2.600% due 11/19/2022		2,000	2,059
3.550% due 11/19/2026		4,600	5,045

Heathrow Funding Ltd.
4.875% due 07/15/2023		2,000	2,003

Hewlett Packard Enterprise Co.
0.914% (US0003M + 0.720%) due 10/05/2021 ~		3,900	3,901

Hyatt Hotels Corp.
3.135% (US0003M + 3.000%) due 09/01/2022 ~		1,500	1,506

Hyundai Capital America
0.800% due 04/03/2023		5,000	5,001
0.800% due 01/08/2024		4,900	4,881
1.150% due 11/10/2022		6,000	6,043

Kinder Morgan Energy Partners LP
4.150% due 03/01/2022		500	513

Local Initiatives Support Corp.
3.005% due 03/01/2022		1,300	1,315

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		4,800	5,008

Penske Truck Leasing Co. LP
1.700% due 06/15/2026		5,000	5,038

Phillips 66
0.900% due 02/15/2024		4,900	4,907

Reckitt Benckiser Treasury Services PLC
0.694% (US0003M + 0.560%) due 06/24/2022 ~		400	402

Seven & i Holdings Co. Ltd.
3.350% due 09/17/2021		5,100	5,132

SK Hynix, Inc.
1.000% due 01/19/2024		5,000	4,975

Southern Co.
0.600% due 02/26/2024		5,100	5,088

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		129	130

Sutter Health
1.321% due 08/15/2025		4,900	4,936

Sysco Corp.
5.650% due 04/01/2025		4,500	5,216

Toyota Industries Corp.
3.110% due 03/12/2022		4,800	4,886

Toyota Motor Corp.
0.681% due 03/25/2024		6,500	6,513

Volkswagen Group of America Finance LLC
0.994% (US0003M + 0.860%) due 09/24/2021 ~		1,600	1,603
2.700% due 09/26/2022		500	514

Volkswagen International Finance NV
1.009% (EUR003M + 1.550%) due 11/16/2024 ~	EUR	700	863

			168,087

UTILITIES 2.5%

AES Corp.
1.375% due 01/15/2026		$5,100	5,052

Atmos Energy Corp.
0.503% (US0003M + 0.380%) due 03/09/2023 ~		6,000	6,001

Midwest Connector Capital Co. LLC
3.625% due 04/01/2022		2,700	2,746

NextEra Energy Capital Holdings, Inc.
0.420% (US0003M + 0.270%) due 02/22/2023 ~		5,000	5,001

Pacific Gas & Electric Co.
1.367% due 03/10/2023		5,000	5,000
1.531% (US0003M + 1.375%) due 11/15/2021 ~		5,000	5,011
1.598% (US0003M + 1.480%) due 06/16/2022 ~		3,500	3,502

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	15

Schedule of Investments	PIMCO Low Duration Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.400% due 08/15/2024		$900	$945
3.850% due 11/15/2023		400	420
4.250% due 08/01/2023		4,800	5,089

SSE PLC
1.250% due 04/16/2025	EUR	3,800	4,713

Verizon Communications, Inc.
0.550% (SOFRRATE + 0.500%) due 03/22/2024 ~		$5,800	5,847

			49,327

Total Corporate Bonds & Notes (Cost $451,453)			458,721

U.S. GOVERNMENT AGENCIES 15.8%

Fannie Mae
0.152% due 12/25/2036 - 07/25/2037 •		109	108
0.442% due 09/25/2042 - 03/25/2044 •		304	305
0.892% due 04/25/2023 •		4	4
0.982% due 06/17/2027 •		10	10
1.000% due 01/25/2043		47	46
1.328% due 07/01/2042 - 06/01/2043 •		107	110
1.377% due 09/01/2041 •		76	78
1.898% due 11/01/2035 •		17	18
2.183% due 09/01/2035 •		44	47
2.203% due 07/01/2035 •		3	3
2.259% due 05/01/2038 •		1,133	1,199
4.051% due 12/01/2036 •		2	3
4.931% due 09/01/2034 •		1	1
5.000% due 04/25/2033		5	5
5.115% due 12/25/2042 ~		4	4

Freddie Mac
0.352% due 08/25/2031 •		54	53
0.650% due 10/22/2025 - 10/27/2025		48,700	48,480
0.680% due 08/06/2025		18,800	18,722
0.800% due 10/28/2026		11,800	11,739
1.328% due 02/25/2045 •		98	99
2.289% due 07/01/2035 •		17	17
2.364% due 09/01/2035 •		77	82
4.000% due 12/01/2047 - 08/01/2048		5,101	5,505
6.500% due 07/25/2043		32	39
9.563% due 08/15/2044 •		1,596	2,030

Ginnie Mae
0.570% due 06/20/2065 •		2,353	2,363
0.627% due 10/20/2065 •		7,006	7,070
0.647% due 07/20/2063 •		1,881	1,891
0.907% due 05/20/2066 •		819	834
0.957% due 04/20/2066 •		5,707	5,819
1.343% due 08/20/2070 •		5,718	6,075
1.438% due 07/20/2067 •		6,184	6,298

Uniform Mortgage-Backed Security
3.500% due 07/01/2047 - 12/01/2047		46,257	50,082
4.000% due 08/01/2044 - 08/01/2048		6,106	6,581
4.500% due 03/01/2023 - 08/01/2046		1,078	1,158
5.000% due 05/01/2027 - 06/01/2028		63	69
5.500% due 12/01/2028 - 02/01/2049		185	206
6.000% due 02/01/2033 - 01/01/2039		847	1,005
6.500% due 04/01/2036		63	71

Uniform Mortgage-Backed Security, TBA
2.000% due 08/01/2036 - 08/01/2051		122,000	125,554
4.000% due 07/01/2051		7,000	7,455
4.500% due 07/01/2036		200	210

Total U.S. Government Agencies (Cost $306,259)			311,448

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 0.6%

U.S. Treasury Notes
2.750% due 08/15/2021		$12,900	$12,944

Total U.S. Treasury Obligations (Cost $12,943)			12,944

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.9%

Adjustable Rate Mortgage Trust
2.712% due 09/25/2035 ^~		202	193

American Home Mortgage Investment Trust
2.171% due 02/25/2045 •		18	18

Banc of America Funding Trust
3.348% due 01/20/2047 ^~		138	133

Banc of America Mortgage Trust
2.483% due 07/25/2034 ~		173	177
3.062% due 08/25/2034 ~		340	355
3.175% due 05/25/2033 ~		50	52

Bear Stearns Adjustable Rate Mortgage Trust
2.302% due 01/25/2034 ~		7	7
2.500% due 04/25/2033 ~		0	1
2.615% due 01/25/2035 ~		1,028	1,045
3.128% due 07/25/2034 ~		78	75
4.341% due 01/25/2035 ~		44	45

Bear Stearns ALT-A Trust
0.412% due 02/25/2034 •		167	162

Bear Stearns Structured Products, Inc. Trust
2.986% due 12/26/2046 ^~		220	193
3.227% due 01/26/2036 ^~		321	275

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.372% due 01/25/2035 •		13	14

Citigroup Mortgage Loan Trust
2.470% due 05/25/2035 •		15	15
2.996% due 08/25/2035 ^~		82	70

Countrywide Alternative Loan Trust
6.000% due 10/25/2033		7	7

Countrywide Home Loan Mortgage Pass-Through Trust
2.109% due 02/20/2036 ^•		205	206
2.665% due 02/20/2035 ~		70	71
2.760% due 11/20/2034 ~		347	358
2.800% due 11/25/2034 ~		157	159

Credit Suisse First Boston Mortgage Securities Corp.
0.714% due 03/25/2032 ~		1	1

CRSNT Commercial Mortgage Trust
0.900% due 04/15/2036 •		6,000	6,015

DROP Mortgage Trust
1.220% due 04/15/2026 •		5,000	5,027

Eurosail PLC
0.000% due 12/10/2044 •	EUR	27	32
1.034% (BP0003M + 0.950%) due 06/13/2045 ~	GBP	6,102	8,498

First Horizon Alternative Mortgage Securities Trust
2.333% due 09/25/2034 ~		$168	167

First Horizon Mortgage Pass-Through Trust
2.861% due 08/25/2035 ~		60	47

FirstMac Mortgage Funding Trust
1.060% due 03/08/2049 •	AUD	1,289	974
1.310% due 03/08/2049 •		6,100	4,619

GMAC Mortgage Corp. Loan Trust
3.631% due 11/19/2035 ~		$25	26

GPMT Ltd.
1.333% due 07/16/2035 •		5,000	5,015

Great Hall Mortgages PLC
0.255% due 06/18/2039 •		831	820

GS Mortgage Securities Trust
2.081% due 11/10/2045 ~(a)		1,997	35

GSR Mortgage Loan Trust
2.924% due 09/25/2035 ~		128	130
3.404% due 09/25/2034 ~		43	44

HarborView Mortgage Loan Trust
0.533% due 05/19/2035 •		41	40
2.659% due 07/19/2035 ^~		213	182

Hawksmoor Mortgages
1.099% due 05/25/2053 •	GBP	13,520	18,798

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Impac CMB Trust
1.092% due 07/25/2033 •		$42	$41

JP Morgan Chase Commercial Mortgage Securities Trust
1.890% due 10/15/2045 ~(a)		11,747	154

JP Morgan Mortgage Trust
5.750% due 01/25/2036 ^		12	8

LoanCore Issuer Ltd.
0.924% due 07/15/2035 •		6,000	6,001

Merrill Lynch Mortgage Investors Trust
0.592% due 11/25/2035 •		50	50
0.752% due 09/25/2029 •		295	295

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.652% due 12/25/2035 •		233	232

PFP Ltd.
0.923% due 04/14/2038 •		6,000	6,016

PHHMC Trust
5.314% due 07/18/2035 ~		101	102

Prime Mortgage Trust
0.492% due 02/25/2034 •		2	2

Ready Capital Mortgage Financing LLC
1.092% due 04/25/2038 •		6,000	6,016

Residential Funding Mortgage Securities, Inc. Trust
3.148% due 09/25/2035 ^~		426	323

Residential Mortgage Securities PLC
1.299% due 06/20/2070 •	GBP	5,641	7,886

Ripon Mortgages PLC
0.881% due 08/20/2056 •		4,758	6,596

RMAC PLC
0.784% due 06/12/2046 •		3,875	5,367

Silverstone Master Issuer PLC
0.756% due 01/21/2070 •		$2,286	2,290

Stratton Mortgage Funding PLC
0.948% due 07/20/2060 •	GBP	7,002	9,724

Structured Adjustable Rate Mortgage Loan Trust
1.516% due 01/25/2035 ^•		$110	103
2.537% due 02/25/2034 ~		75	76
2.925% due 08/25/2035 ~		94	90

Structured Asset Mortgage Investments Trust
0.652% due 02/25/2036 ^•		79	76
0.753% due 09/19/2032 •		1	1

Towd Point HE Trust
0.918% due 02/25/2063 ~		4,030	4,033

Towd Point Mortgage Funding
0.949% due 07/20/2045 •	GBP	3,968	5,508

Towd Point Mortgage Funding PLC
0.049% due 05/20/2045 •		10,043	13,951
1.111% due 10/20/2051 •		7,432	10,336

Tower Bridge Funding PLC
1.281% due 12/20/2061 •		2,287	3,171

Trinity Square PLC
0.000% due 07/15/2059 •		5,300	7,344

VMC Finance LLC
1.183% due 06/16/2036 •		$5,900	5,917

WaMu Mortgage Pass-Through Certificates Trust
0.632% due 12/25/2045 •		47	48
0.772% due 01/25/2045 •		293	293
1.516% due 06/25/2042 •		7	7

Wells Fargo Commercial Mortgage Trust
1.890% due 10/15/2045 ~(a)		3,118	48

Total Non-Agency Mortgage-Backed Securities (Cost $151,097)			156,206

ASSET-BACKED SECURITIES 4.7%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040		2,998	3,015

ACE Securities Corp. Home Equity Loan Trust
0.212% due 10/25/2036 •		53	28
0.992% due 12/25/2034 •		1,015	992
1.022% due 02/25/2036 ^•		4,131	4,067

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.842% due 09/25/2035 •		$1,970	$1,972

Aqueduct European CLO DAC
0.640% due 07/20/2030 •	EUR	2,800	3,325

Asset-Backed Securities Corp. Home Equity Loan Trust
1.723% due 03/15/2032 •		$50	50

Bear Stearns Asset-Backed Securities Trust
1.092% due 10/25/2037 •		383	384

Chesapeake Funding LLC
0.443% due 08/15/2030 •		2,364	2,365
3.230% due 08/15/2030		1,773	1,787

CIFC Funding Ltd.
1.038% due 10/24/2030 •		5,000	5,001

Countrywide Asset-Backed Certificates
0.792% due 12/25/2033 •		658	644

Credit Suisse First Boston Mortgage Securities Corp.
0.712% due 01/25/2032 •		4	4

Dryden Senior Loan Fund
1.204% due 04/15/2029 •		5,900	5,908

Edsouth Indenture LLC
1.242% due 09/25/2040 •		312	315

Enterprise Fleet Financing LLC
3.380% due 05/20/2024		892	897

Ford Credit Floorplan Master Owner Trust
2.840% due 03/15/2024		4,700	4,787

Gallatin CLO Ltd.
1.236% due 01/21/2028 •		4,166	4,167

GE-WMC Mortgage Securities Trust
0.172% due 08/25/2036 •		8	4

GSAMP Trust
0.677% due 01/25/2036 •		594	595

LMREC LLC
1.160% due 04/22/2037 •		5,000	5,010

Lument Finance Trust, Inc.
1.270% due 06/15/2039 •		5,000	5,016

Massachusetts Educational Financing Authority
1.126% due 04/25/2038 •		156	157

NovaStar Mortgage Funding Trust
0.412% due 05/25/2036 •		2,448	2,417

Palmer Square European Loan Funding DAC
0.870% due 02/15/2030 •	EUR	4,371	5,191

Palmer Square Loan Funding Ltd.
1.006% due 08/15/2026 •		$1,041	1,041

Residential Asset Securities Corp. Trust
0.977% due 01/25/2034 •		1,438	1,437

Santander Drive Auto Receivables Trust
0.423% due 05/15/2023 •		290	290

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SLC Student Loan Trust
0.229% due 03/15/2027 •		$1,442	$1,439

SLM Student Loan Trust
0.326% due 10/25/2029 •		2,371	2,361

SP-Static CLO Ltd.
1.584% due 07/22/2028 •		3,542	3,546

Structured Asset Investment Loan Trust
0.797% due 03/25/2034 •		307	302
1.067% due 10/25/2033 •		85	86

Symphony CLO Ltd.
1.064% due 04/15/2028 •		1,540	1,543

TICP CLO Ltd.
1.028% due 04/20/2028 •		4,325	4,325

TPG Real Estate Finance Ltd.
1.274% due 10/15/2034 •		3,600	3,601

Venture CLO Ltd.
1.004% due 04/15/2027 •		430	430
1.208% due 04/20/2029 •		5,732	5,729

Voya CLO Ltd.
1.073% due 04/17/2030 •		5,000	5,001

WhiteHorse Ltd.
1.120% due 04/17/2027 •		530	530

Zais CLO Ltd.
1.334% due 04/15/2028 •		2,207	2,210

Total Asset-Backed Securities (Cost $91,251)			91,969

SOVEREIGN ISSUES 5.2%

Brazil Letras do Tesouro Nacional
0.000% due 10/01/2021 (d)	BRL	353,200	70,155
0.000% due 01/01/2022 (d)		81,700	15,974

Israel Government International Bond
0.020% (MAKA5DAY) due 11/30/2021 ~	ILS	17,000	5,214
5.500% due 01/31/2022		6,200	1,964

Peru Government International Bond
8.200% due 08/12/2026	PEN	26,000	8,401

Provincia de Buenos Aires
37.854% due 04/12/2025	ARS	3,463	17

Total Sovereign Issues (Cost $93,449)			101,725

SHORT-TERM INSTRUMENTS 25.6%

SHORT-TERM NOTES 0.7%

Federal Home Loan Bank
0.010% due 08/25/2021 (d)(e)		$13,700	13,699

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.0%
38.503% due 09/13/2021 (d)(e)(f)	ARS	5,941	$35

ISRAEL TREASURY BILLS 0.5%
0.005% due 03/02/2022 - 04/06/2022 (c)(d)	ILS	33,000	10,121

U.S. TREASURY BILLS 20.4%
0.040% due 07/01/2021 - 12/16/2021 (b)(c)(d)(i)(k)		$401,800	401,757

U.S. TREASURY CASH MANAGEMENT BILLS 4.0%
0.024% due 09/14/2021 - 10/26/2021 (c)(d)(i)(k)		79,400	79,393

Total Short-Term Instruments (Cost $504,919)			505,005

Total Investments in Securities (Cost $1,611,371)			1,638,018

		SHARES
INVESTMENTS IN AFFILIATES 24.4%

SHORT-TERM INSTRUMENTS 24.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 24.4%

PIMCO Short Asset Portfolio		38,112,009	381,959

PIMCO Short-Term Floating NAV Portfolio III		10,138,966	99,980

Total Short-Term Instruments (Cost $477,746)			481,939

Total Investments in Affiliates (Cost $477,746)			481,939

Total Investments 107.5% (Cost $2,089,117)			$2,119,957

Financial Derivative Instruments (h)(j) (0.3)% (Cost or Premiums, net $2,289)			(6,385)

Other Assets and Liabilities, net (7.2)%			(141,990)

Net Assets 100.0%			$1,971,582

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	17

Schedule of Investments	PIMCO Low Duration Portfolio	(Cont.)

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ford Credit Canada Co.	3.465%	01/10/2022	10/20/2020 - 10/29/2020	$ 3,548	$3,815	0.19%
Wells Fargo & Co.	2.509	10/27/2023	10/20/2020	4,869	5,161	0.26

				$ 8,417	$8,976	0.45%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (7.2)%
Uniform Mortgage-Backed Security, TBA	3.500%	08/01/2051	$5,100	$(5,383)	$(5,372)
Uniform Mortgage-Backed Security, TBA	4.000	07/01/2051	24,100	(25,760)	(25,665)
Uniform Mortgage-Backed Security, TBA	4.000	08/01/2051	103,500	(110,612)	(110,308)

Total Short Sales (7.2)%				$(141,755)	$(141,345)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note September Futures	09/2021	5,466	$	1,204,271	$(1,971)	$128	$0
U.S. Treasury 5-Year Note September Futures	09/2021	1,998		246,613	(460)	125	0

					$(2,431)	$253	$0

SHORT FUTURES CONTRACTS
Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note September Futures	09/2021	878	$	(116,335)	$(718)	$0	$(206)
U.S. Treasury 30-Year Bond September Futures	09/2021	139		(22,344)	(706)	0	(91)
United Kingdom Long Gilt September Futures	09/2021	193		(34,200)	(417)	0	(38)

					$(1,841)	$0	$(335)

Total Futures Contracts					$(4,272)	$253	$(335)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.IG-35 5-Year Index	1.000%	Quarterly	12/20/2025	$	4,600	$97	$21	$118	$1	$0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		22,800	526	61	587	3	0
iTraxx Crossover 35 5-Year Index	5.000	Quarterly	06/20/2026	EUR	3,400	463	44	507	0	(4)

						$1,086	$126	$1,212	$4	$(4)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(4)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/15/2051	GBP	6,200	$365	$(193)	$172	$0	$(1)
Receive	1-Year BRL-CDI	2.850	Maturity	01/03/2022	BRL	59,100	0	148	148	3	0
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022		47,000	0	115	115	2	0
Receive	1-Year BRL-CDI	2.860	Maturity	01/03/2022		48,400	(1)	122	121	2	0
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		14,300	0	35	35	1	0
Receive	1-Year BRL-CDI	2.871	Maturity	01/03/2022		21,000	0	51	51	1	0
Receive	1-Year BRL-CDI	2.883	Maturity	01/03/2022		35,000	0	84	84	2	0
Pay	1-Year BRL-CDI	3.345	Maturity	01/03/2022		6,300	0	(11)	(11)	0	0
Pay	1-Year BRL-CDI	3.350	Maturity	01/03/2022		147,700	(4)	(247)	(251)	0	(7)
Pay	1-Year BRL-CDI	3.360	Maturity	01/03/2022		939,800	262	(1,090)	(828)	0	(48)
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022		173,700	(48)	(195)	(243)	0	(9)
Pay	6-Month JPY-LIBOR	0.100	Semi-Annual	03/20/2024	JPY	10,270,000	321	30	351	3	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		2,930,000	(35)	(377)	(412)	0	(1)
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		1,640,000	201	169	370	0	(1)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		1,000,000	4	(742)	(738)	5	0
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		340,000	(11)	(418)	(429)	5	0
Receive	6-Month JPY-LIBOR	0.538	Semi-Annual	03/15/2051		279,000	(6)	(19)	(25)	6	0
Receive	6-Month JPY-LIBOR	0.350	Semi-Annual	03/17/2051		231,000	127	(36)	91	5	0
Receive	6-Month JPY-LIBOR	0.557	Semi-Annual	03/17/2051		763,000	0	(107)	(107)	15	0
Receive	6-Month JPY-LIBOR	0.570	Semi-Annual	03/19/2051		222,000	0	(39)	(39)	4	0
Receive	6-Month JPY-LIBOR	0.572	Semi-Annual	04/07/2051		99,000	0	(17)	(17)	2	0

							$1,175	$(2,737)	$ (1,562)	$56	$(67)

Total Swap Agreements							$2,261	$(2,611)	$(350)	$60	$(71)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$253	$60	$313	$0	$(335)	$(71)	$(406)

(i)

Securities with an aggregate market value of $5,867 and cash of $5,110 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j)   FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
BOA	08/2021	EUR	24,970	$30,332	$696	$0

BPS	07/2021	AUD	10,653	8,279	290	0

BSH	10/2021	BRL	125,000	21,952	0	(2,893)
	01/2022		48,400	8,412	0	(1,067)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	19

Schedule of Investments	PIMCO Low Duration Portfolio	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	07/2021	AUD	3,618		$2,798	$85	$0
	07/2021	PEN	9,343		2,414	0	(16)
	07/2021		$2,428	PEN	9,343	2	0
	10/2021	PEN	9,343		$2,432	0	(2)
	11/2021	ILS	17,006		5,146	0	(81)
	01/2022		6,543		1,997	0	(16)
	03/2022		16,498		5,036	0	(44)
	04/2022		16,500		5,035	0	(49)
	04/2022	PEN	25,020		6,579	80	0

GLM	09/2021		$125	MYR	520	0	0

HUS	08/2021	GBP	73,417		$103,787	2,218	0
	08/2021		$1,701	EUR	1,402	0	(37)
	08/2021		1,402	GBP	990	0	(33)
	09/2021	MXN	1,628		$77	0	(4)

JPM	10/2021	BRL	228,200		40,408	0	(4,948)
	01/2022		33,300		5,825	0	(696)

SCX	08/2021		$1,153	EUR	942	0	(35)
	08/2021		1,059	GBP	756	0	(13)

TOR	07/2021	CAD	11,474		$9,497	241	0
	08/2021		11,474		9,266	10	0

UAG	07/2021		$7,290	AUD	9,610	0	(83)
	08/2021	AUD	9,610		$7,291	82	0

Total Forward Foreign Currency Contracts						$3,704	$(10,017)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
MYC	Barclays Bank PLC	1.000%	Quarterly	12/20/2021	0.143%	EUR	4,000	$28	$(7)	$21	$0

Total Swap Agreements								$28	$(7)	$21	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$696	$0	$0	$696	$0	$0	$0	$0	$696	$(550)	$146
BPS	290	0	0	290	0	0	0	0	290	(300)	(10)
BSH	0	0	0	0	(3,960)	0	0	(3,960)	(3,960)	4,267	307
CBK	167	0	0	167	(208)	0	0	(208)	(41)	(310)	(351)
GLM	0	0	0	0	0	0	0	0	0	11	11
HUS	2,218	0	0	2,218	(74)	0	0	(74)	2,144	(1,850)	294
JPM	0	0	0	0	(5,644)	0	0	(5,644)	(5,644)	6,111	467
MYC	0	0	21	21	0	0	0	0	21	0	21
SCX	0	0	0	0	(48)	0	0	(48)	(48)	0	(48)
TOR	251	0	0	251	0	0	0	0	251	(260)	(9)
UAG	82	0	0	82	(83)	0	0	(83)	(1)	0	(1)

Total Over the Counter	$3,704	$0	$21	$3,725	$(10,017)	$0	$0	$(10,017)

(k)

Securities with an aggregate market value of $10,390 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2021.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$253	$253
Swap Agreements	0	4	0	0	56	60

	$0	$4	$0	$0	$309	$313

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,704	$0	$3,704
Swap Agreements	0	21	0	0	0	21

	$0	$21	$0	$3,704	$0	$3,725

	$0	$25	$0	$3,704	$309	$4,038

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$335	$335
Swap Agreements	0	4	0	0	67	71

	$0	$4	$0	$0	$402	$406

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,017	$0	$10,017

	$0	$4	$0	$10,017	$402	$10,423

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5,069	$5,069
Swap Agreements	0	328	0	0	(2,403)	(2,075)

	$0	$328	$0	$0	$2,666	$2,994

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(44)	$0	$(44)
Written Options	0	0	0	127	0	127
Swap Agreements	0	24	0	0	(2)	22

	$0	$24	$0	$83	$(2)	$105

	$0	$352	$0	$83	$2,664	$3,099

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	21

Schedule of Investments	PIMCO Low Duration Portfolio	(Cont.)	June 30, 2021	(Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(5,625)	$(5,625)
Swap Agreements	0	9	0	0	441	450

	$0	$9	$0	$0	$(5,184)	$(5,175)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,154	$0	$3,154
Swap Agreements	0	(18)	0	0	0	(18)

	$0	$(18)	$0	$3,154	$0	$3,136

	$0	$(9)	$0	$3,154	$(5,184)	$(2,039)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$241,307	$0	$241,307
Industrials	0	168,087	0	168,087
Utilities	0	49,327	0	49,327
U.S. Government Agencies	0	311,448	0	311,448
U.S. Treasury Obligations	0	12,944	0	12,944
Non-Agency Mortgage-Backed Securities	0	156,206	0	156,206
Asset-Backed Securities	0	91,969	0	91,969
Sovereign Issues	0	101,725	0	101,725
Short-Term Instruments
Short-Term Notes	0	13,699	0	13,699
Argentina Treasury Bills	0	35	0	35
Israel Treasury Bills	0	10,121	0	10,121
U.S. Treasury Bills	0	401,757	0	401,757
U.S. Treasury Cash Management Bills	0	79,393	0	79,393

	$0	$1,638,018	$0	$1,638,018

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$481,939	$0	$0	$481,939

Total Investments	$481,939	$1,638,018	$0	$2,119,957

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(141,345)	$0	$(141,345)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	313	0	313
Over the counter	0	3,725	0	3,725

	$0	$4,038	$0	$4,038

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(38)	(368)	0	(406)
Over the counter	0	(10,017)	0	(10,017)

	$(38)	$(10,385)	$0	$(10,423)

Total Financial Derivative Instruments	$(38)	$(6,347)	$0	$(6,385)

Totals	$481,901	$1,490,326	$0	$1,972,227

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements	June 30, 2021	(Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Low Duration Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

SEMIANNUAL REPORT	|	JUNE 30, 2021	23

Notes to Financial Statements	(Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/ or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur

SEMIANNUAL REPORT	|	JUNE 30, 2021	25

Notes to Financial Statements	(Cont.)

after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in

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markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

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Notes to Financial Statements	(Cont.)

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing

Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2021 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$380,278	$1,796	$0	$0	$(115)	$381,959	$1,796	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$99,078	$72,501	$(71,600)	$0	$1	$99,980	$101	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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Notes to Financial Statements	(Cont.)

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at December 31, 2020, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Portfolio to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Portfolio’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolio and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a

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security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(b) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the

Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended June 30, 2021, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

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Notes to Financial Statements	(Cont.)

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront

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premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The

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Notes to Financial Statements	(Cont.)

ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

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Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage,

liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty, resides with the Portfolio’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

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Notes to Financial Statements	(Cont.)

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Portfolio rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by a Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Portfolio’s investments or the Investment Manager’s operations and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government

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regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default,

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Notes to Financial Statements	(Cont.)

termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the

Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

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The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through May 1, 2022, to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal

Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2021, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2021, were as follows (amounts in thousands†):

Purchases	Sales

$ 0	$ 6,114

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment

SEMIANNUAL REPORT	|	JUNE 30, 2021	39

Notes to Financial Statements	(Cont.)

manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$2,090,010	$2,174,697	$209,818	$146,971

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2021 (Unaudited)		Year Ended 12/31/2020

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	882	$9,158	1,833	$18,831

Administrative Class	11,600	120,322	37,432	385,687

Advisor Class	8,781	91,080	22,353	230,395
Issued as reinvestment of distributions

Institutional Class	4	41	14	147

Administrative Class	233	2,419	1,199	12,339

Advisor Class	139	1,442	829	8,527
Cost of shares redeemed

Institutional Class	(261)	(2,713)	(1,870)	(19,176)

Administrative Class	(15,195)	(157,590)	(28,429)	(291,981)

Advisor Class	(5,761)	(59,742)	(16,985)	(174,111)

Net increase (decrease) resulting from Portfolio share transactions	422	$4,417	16,376	$170,658

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2021, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 42% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2021, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable

Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2020, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$14,956	$6,748

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$1,950,068	$38,607	$(20,979)	$17,628

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	|	JUNE 30, 2021	41

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London

BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	TOR	The Toronto-Dominion Bank

BSH	Banco Santander S.A. - New York Branch	JPM	JP Morgan Chase Bank N.A.	UAG	UBS AG Stamford

CBK	Citibank N.A.	MYC	Morgan Stanley Capital Services LLC

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	MXN	Mexican Peso

AUD	Australian Dollar	GBP	British Pound	MYR	Malaysian Ringgit

BRL	Brazilian Real	ILS	Israeli Shekel	PEN	Peruvian New Sol

CAD	Canadian Dollar	JPY	Japanese Yen	USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

BBSW3M	3 Month Bank Bill Swap Rate	CDX.IG	Credit Derivatives Index - Investment Grade	SOFRRATE	Secured Overnight Financing Rate

BP0003M	3 Month GBP-LIBOR	EUR003M	3 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate

CDOR03	3 month CDN Swap Rate	MAKA5DAY	Israel Gilon 5 Day	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:

ALT	Alternate Loan Trust	DAC	Designated Activity Company	OIS	Overnight Index Swap

CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

CLO	Collateralized Loan Obligation

42	PIMCO VARIABLE INSURANCE TRUST

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month period ended June 30, 2021.

SEMIANNUAL REPORT	|	JUNE 30, 2021	43

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT14SAR_063021

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2021

PIMCO Long-Term U.S. Government Portfolio

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2021. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic (“COVID-19”). Looking back, fourth quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was 4.3%. The economy gained momentum during the first quarter of 2021 as GDP growth in the U.S. was 6.3%. Finally, the Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was 6.5%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion a month of Treasury securities and $40 billion a month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed pushed forward its forecast for the first rate hikes. The central bank now expects two interest rate increases by the end of 2023, compared to 2024 in its March 2021 update. In addition, while Fed Chair Jerome Powell said it would begin discussing a scaling back of bond purchases, he maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” He also said that any discussion of raising rates was “highly premature.”

Economies outside the U.S. also continued to be impacted by COVID-19. In its April 2021 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.4% in 2021, compared to a 3.5% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low. It also continued to purchase bonds and, in June 2021, vowed to increase its purchases at a significantly higher pace than earlier in the year. Finally, in July 2021, after the reporting period ended, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium term, versus its previous target for inflation that was below but close to 2%. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond buying program. In June 2021, the central bank said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19-relief program by at least six months.

Both short- and long-term U.S. Treasury yields moved higher, albeit from very low levels, during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.45% at the end of the reporting period, versus 0.93% on December 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -2.02%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -1.04%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced mixed returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.65%, whereas

2	PIMCO VARIABLE INSURANCE TRUST

emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -1.00%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -3.38%.

Despite periods of volatility, global equities produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.25%, fueled, in our view, by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 13.05%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 7.45%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 5.74% and European equities, as represented by the MSCI Europe Index, returned 15.35%.

Commodity prices were volatile but generally produced positive results. When the reporting period began, Brent crude oil was approximately $51 a barrel, but ended the reporting period at roughly $75 a barrel. We believe oil prices rallied as producers reduced their output and then demand increased as global growth improved. Elsewhere, copper prices moved sharply higher, whereas gold prices declined.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar strengthened against several other major currencies. For example, the U.S. dollar returned 2.93% and 7.07% versus the euro and Japanese yen, respectively. However, the U.S. dollar returned -1.18% versus the British pound.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JUNE 30, 2021	3

Important Information About the PIMCO Long-Term U.S. Government Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well- diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of

4	PIMCO VARIABLE INSURANCE TRUST

overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Long-Term U.S. Government Portfolio	04/30/99	04/10/00	04/30/99	09/30/09	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of

SEMIANNUAL REPORT	|	JUNE 30, 2021	5

Important Information About the PIMCO Long-Term U.S. Government Portfolio	(Cont.)

each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolio is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolio is uncertain at this time.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Long-Term U.S. Government Portfolio

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of June 30, 2021†§

U.S. Treasury Obligations	90.2%

U.S. Government Agencies	4.2%

Non-Agency Mortgage-Backed Securities	3.0%

Short-Term Instruments‡	1.8%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Long-Term U.S. Government Portfolio Institutional Class	(7.35)%	(9.89)%	2.92%	6.34%	7.18%
PIMCO Long-Term U.S. Government Portfolio Administrative Class	(7.41)%	(10.03)%	2.77%	6.19%	6.91%
PIMCO Long-Term U.S. Government Portfolio Advisor Class	(7.46)%	(10.12)%	2.66%	6.07%	5.97%
Bloomberg Barclays Long-Term Treasury Index±	(7.92)%	(10.58)%	3.13%	6.66%	6.71%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/1999.

± Bloomberg Barclays Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.695% for Institutional Class shares, 0.845% for Administrative Class shares, and 0.945% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long-Term U.S. Government Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public-or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Out-of-benchmark exposure to securitized strategies, including Agency mortgage-backed securities, contributed to performance, as the strategy outperformed like-duration Treasuries.

»

U.S. interest rate strategies overall, including curve positioning, contributed to performance as underweight exposure to the back end of the curve contributed to performance as the U.S. Treasury yield curve steepened.

»	Out-of-benchmark exposure to agency debentures contributed to performance, as positions within government-sponsored enterprises outperformed like-duration Treasuries.

»	There were no notable detractors for this Fund.

SEMIANNUAL REPORT	|	JUNE 30, 2021	7

Expense Example	PIMCO Long-Term U.S. Government Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2021 to June 30, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$926.50	$2.42	$1,000.00	$1,021.87	$2.54	0.52%
Administrative Class	1,000.00	925.90	3.12	1,000.00	1,021.14	3.28	0.67
Advisor Class	1,000.00	925.40	3.59	1,000.00	1,020.65	3.77	0.77

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 178/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	|	JUNE 30, 2021	9

Financial Highlights	PIMCO Long-Term U.S. Government Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

01/01/2021 - 06/30/2021+	$14.77	$0.11	$(1.23)	$(1.12)	$(0.12)	$(2.52)	$(2.64)

12/31/2020	12.90	0.26	2.02	2.28	(0.28)	(0.13)	(0.41)

12/31/2019	11.62	0.27	1.29	1.56	(0.28)	0.00	(0.28)

12/31/2018	12.25	0.29	(0.58)	(0.29)	(0.29)	(0.05)	(0.34)

12/31/2017	11.49	0.29	0.75	1.04	(0.28)	0.00	(0.28)

12/31/2016	11.64	0.29	(0.17)	0.12	(0.27)	0.00	(0.27)
Administrative Class

01/01/2021 - 06/30/2021+	14.77	0.10	(1.23)	(1.13)	(0.11)	(2.52)	(2.63)

12/31/2020	12.90	0.24	2.01	2.25	(0.25)	(0.13)	(0.38)

12/31/2019	11.62	0.25	1.29	1.54	(0.26)	0.00	(0.26)

12/31/2018	12.25	0.27	(0.57)	(0.30)	(0.28)	(0.05)	(0.33)

12/31/2017	11.49	0.27	0.75	1.02	(0.26)	0.00	(0.26)

12/31/2016	11.64	0.27	(0.17)	0.10	(0.25)	0.00	(0.25)
Advisor Class

01/01/2021 - 06/30/2021+	14.77	0.10	(1.24)	(1.14)	(0.10)	(2.52)	(2.62)

12/31/2020	12.90	0.23	2.01	2.24	(0.24)	(0.13)	(0.37)

12/31/2019	11.62	0.24	1.29	1.53	(0.25)	0.00	(0.25)

12/31/2018	12.25	0.26	(0.58)	(0.32)	(0.26)	(0.05)	(0.31)

12/31/2017	11.49	0.26	0.75	1.01	(0.25)	0.00	(0.25)

12/31/2016	11.64	0.25	(0.17)	0.08	(0.23)	0.00	(0.23)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organization expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.01	(7.35)%	$32,155	0.515	%*	0.515	%*	0.475	%*	0.475	%*	1.78	%*	49%

14.77	17.57	50,914	0.695		0.695		0.475		0.475		1.76		251

12.90	13.49	39,140	0.595		0.595		0.475		0.475		2.17		129

11.62	(2.23)	39,235	0.835		0.835		0.475		0.475		2.51		164

12.25	9.12	39,545	0.615		0.615		0.475		0.475		2.42		107

11.49	0.82	36,070	0.565		0.565		0.475		0.475		2.31		135

11.01	(7.41)	462,195	0.665	*	0.665	*	0.625	*	0.625	*	1.65	*	49

14.77	17.39	500,164	0.845		0.845		0.625		0.625		1.61		251

12.90	13.32	407,059	0.745		0.745		0.625		0.625		2.01		129

11.62	(2.38)	268,621	0.985		0.985		0.625		0.625		2.36		164

12.25	8.95	249,568	0.765		0.765		0.625		0.625		2.27		107

11.49	0.67	236,801	0.715		0.715		0.625		0.625		2.12		135

11.01	(7.46)	43,535	0.765	*	0.765	*	0.725	*	0.725	*	1.55	*	49

14.77	17.28	39,831	0.945		0.945		0.725		0.725		1.50		251

12.90	13.21	25,866	0.845		0.845		0.725		0.725		1.92		129

11.62	(2.48)	22,243	1.085		1.085		0.725		0.725		2.26		164

12.25	8.85	23,003	0.865		0.865		0.725		0.725		2.17		107

11.49	0.57	19,143	0.815		0.815		0.725		0.725		2.02		135

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	11

Statement of Assets and Liabilities	PIMCO Long-Term U.S. Government Portfolio	June 30, 2021	(Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$695,841
Investments in Affiliates	12,498
Financial Derivative Instruments
Exchange-traded or centrally cleared	155
Cash	333
Deposits with counterparty	461
Receivable for investments sold	547,024
Receivable for TBA investments sold	33,827
Receivable for Portfolio shares sold	7
Interest and/or dividends receivable	3,016
Dividends receivable from Affiliates	9
Total Assets	1,293,171

Liabilities:

Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$717,199
Payable for short sales	9,689
Financial Derivative Instruments
Exchange-traded or centrally cleared	311
Over the counter	120
Payable for investments purchased	1,300
Payable for investments in Affiliates purchased	9
Payable for TBA investments purchased	24,183
Deposits from counterparty	2,050
Payable for Portfolio shares redeemed	157
Accrued investment advisory fees	97
Accrued supervisory and administrative fees	107
Accrued distribution fees	9
Accrued servicing fees	55
Total Liabilities	755,286

Net Assets	$537,885

Net Assets Consist of:

Paid in capital	$596,196
Distributable earnings (accumulated loss)	(58,311)

Net Assets	$537,885

Net Assets:

Institutional Class	$32,155
Administrative Class	462,195
Advisor Class	43,535

Shares Issued and Outstanding:

Institutional Class	2,921
Administrative Class	41,984
Advisor Class	3,954

Net Asset Value Per Share Outstanding(a):

Institutional Class	$11.01
Administrative Class	11.01
Advisor Class	11.01

Cost of investments in securities	$730,104
Cost of investments in Affiliates	$12,491
Proceeds received on short sales	$9,670
Cost or premiums of financial derivative instruments, net	$(1,095)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO Long-Term U.S. Government Portfolio

Six Months Ended June 30, 2021 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$5,957
Dividends from Investments in Affiliates	79
Total Income	6,036

Expenses:

Investment advisory fees	586
Supervisory and administrative fees	651
Servicing fees - Administrative Class	334
Distribution and/or servicing fees - Advisor Class	49
Trustee fees	9
Interest expense	103
Total Expenses	1,732

Net Investment Income (Loss)	4,304

Net Realized Gain (Loss):

Investments in securities	(26,065)
Investments in Affiliates	(3)
Exchange-traded or centrally cleared financial derivative instruments	20,333
Over the counter financial derivative instruments	41

Net Realized Gain (Loss)	(5,694)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(42,813)
Investments in Affiliates	(5)
Exchange-traded or centrally cleared financial derivative instruments	(291)
Over the counter financial derivative instruments	72

Net Change in Unrealized Appreciation (Depreciation)	(43,037)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(44,427)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	13

Statements of Changes in Net Assets	PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$4,304	$9,157
Net realized gain (loss)	(5,694)	81,614
Net change in unrealized appreciation (depreciation)	(43,037)	(9,009)

Net Increase (Decrease) in Net Assets Resulting from Operations	(44,427)	81,762

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(6,406)	(1,184)
Administrative Class	(90,599)	(12,072)
Advisor Class	(8,546)	(866)

Total Distributions(a)	(105,551)	(14,122)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	96,954	51,204

Total Increase (Decrease) in Net Assets	(53,024)	118,844

Net Assets:

Beginning of period	590,909	472,065
End of period	$537,885	$590,909

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows	PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands†)	Six Months Ended June 31, 2021 (Unaudited)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(44,427)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(367,270)
Proceeds from sales of long-term securities	502,753
(Purchases) Proceeds from sales of short-term portfolio investments, net	12,019
(Increase) decrease in deposits with counterparty	(161)
(Increase) decrease in receivable for investments sold	162,171
(Increase) decrease in interest and/or dividends receivable	974
(Increase) decrease in dividends receivable from Affiliates	5
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	19,603
Proceeds from (Payments on) over the counter financial derivative instruments	233
Increase (decrease) in payable for investments purchased	(121,292)
Increase (decrease) in deposits from counterparty	1,940
Increase (decrease) in accrued investment advisory fees	(24)
Increase (decrease) in accrued supervisory and administrative fees	(28)
Increase (decrease) in accrued servicing fees	(14)
Proceeds from (Payments on) short sales transactions, net	3,232
Net Realized (Gain) Loss
Investments in securities	26,065
Investments in Affiliates	3
Exchange-traded or centrally cleared financial derivative instruments	(20,333)
Over the counter financial derivative instruments	(41)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	42,813
Investments in Affiliates	5
Exchange-traded or centrally cleared financial derivative instruments	291
Over the counter financial derivative instruments	(72)
Net amortization (accretion) on investments	(111)

Net Cash Provided by (Used for) Operating Activities	218,334

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	40,867
Payments on shares redeemed	(49,271)
Cash distributions paid*	0
Proceeds from reverse repurchase agreements	1,196
Payments on reverse repurchase agreements	(4,204)
Proceeds from sale-buyback transactions	5,529,197
Payments on sale-buyback transactions	(5,735,787)

Net Cash Received from (Used for) Financing Activities	(218,002)

Net Increase (Decrease) in Cash and Foreign Currency	332

Cash and Foreign Currency:

Beginning of period	1
End of period	$333

* Reinvestment of distributions	$105,551

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$72

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Portfolio has a significant amount of borrowing during period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	15

Schedule of Investments	PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 129.4%

CORPORATE BONDS & NOTES 0.5%

INDUSTRIALS 0.5%

Automatic Data Processing, Inc.
1.700% due 05/15/2028	$1,100	$1,110

United Airlines Pass-Through Trust
2.875% due 04/07/2030	570	584
3.100% due 04/07/2030	570	578

Vessel Management Services, Inc.
3.432% due 08/15/2036	492	543

Total Corporate Bonds & Notes (Cost $2,729)		2,815

U.S. GOVERNMENT AGENCIES 5.6%

Fannie Mae
0.000% due 05/15/2030 - 11/15/2030 (c)	2,500	2,146
0.152% due 07/25/2037 •	5	5
0.992% due 04/25/2032 •	1	1
1.958% due 01/01/2033 •	3	3
3.000% due 09/25/2046	2,264	2,449
3.580% due 08/01/2030	1,700	1,874
3.600% due 02/01/2040	1,353	1,566
4.250% due 05/25/2037	91	112
5.000% due 04/25/2032 - 08/25/2033	205	230
5.500% due 12/25/2035	64	73
6.080% due 09/01/2028	64	85
6.500% due 07/25/2031	44	50
6.625% due 11/15/2030 (f)	570	825

Freddie Mac
0.000% due 03/15/2031 - 07/15/2032 (c)	2,700	2,238
0.473% due 01/15/2033 •	3	3
0.773% due 02/15/2027 •	1	1
1.316% due 10/25/2044 •	429	441
3.000% due 04/15/2053	1,473	1,522
3.162% due 03/25/2036 ~	224	242
3.287% due 01/25/2036 ~	199	215
3.500% due 01/15/2048	565	628
4.000% due 06/15/2032 - 09/15/2044	4,651	5,095
4.000% due 12/15/2042 •	349	358
5.500% due 02/15/2034	168	192
6.750% due 03/15/2031	100	147
7.000% due 07/15/2023 - 12/01/2031	4	4

Ginnie Mae
2.250% due 08/20/2030 •	2	2
3.500% due 01/20/2044	643	704
6.000% due 08/20/2033	504	560

Residual Funding Corp. STRIPS
0.000% due 01/15/2030 (c)	2,500	2,179

Resolution Funding Corp. STRIPS
0.000% due 04/15/2028 - 04/15/2029 (a)	3,200	2,903

Small Business Administration
5.240% due 08/01/2023	17	17
5.290% due 12/01/2027	43	46

Tennessee Valley Authority STRIPS
0.000% due 05/01/2030 (c)	800	691

Uniform Mortgage-Backed Security
2.500% due 11/01/2046	163	170
4.000% due 08/01/2048 - 08/01/2049	2,127	2,267

Total U.S. Government Agencies (Cost $26,623)		30,044

U.S. TREASURY OBLIGATIONS 118.8%

U.S. Treasury Bonds
1.125% due 05/15/2040 (d)	52,630	45,451
1.125% due 08/15/2040 (d)	116,540	100,297
1.375% due 11/15/2040 (d)	21,920	19,699
1.875% due 02/15/2041 (d)	22,200	21,739

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.875% due 02/15/2051 (d)	$8,000	$7,638
2.000% due 02/15/2050 (d)	214,498	210,795
2.250% due 05/15/2041 (d)	6,200	6,453
2.500% due 02/15/2046 (d)	4,070	4,410
2.750% due 11/15/2042 (d)	5,600	6,308
2.875% due 05/15/2049 (d)	1,550	1,815
3.000% due 11/15/2045 (d)	10,100	11,944
3.000% due 08/15/2048 (d)	10,980	13,113
3.125% due 11/15/2041 (d)	25,610	30,538
3.125% due 05/15/2048 (d)	3,730	4,550
4.500% due 08/15/2039	200	282
4.750% due 02/15/2041 (d)	790	1,159

U.S. Treasury Notes
0.125% due 03/31/2023 (d)	60,000	59,914
0.375% due 04/30/2025 (d)(f)	44,500	44,031
0.750% due 03/31/2026 (d)	7,300	7,268
1.125% due 02/29/2028 (d)	670	668
1.875% due 07/31/2026 (d)	2,000	2,099

U.S. Treasury STRIPS
0.000% due 02/15/2033 (a)	1,700	1,386
0.000% due 05/15/2034 (a)	500	395
0.000% due 08/15/2034 (a)	1,270	998
0.000% due 08/15/2035 (a)(d)	25,270	19,356
0.000% due 08/15/2036 (a)(d)	18,000	13,443
0.000% due 11/15/2036 (a)	2,700	2,004
0.000% due 08/15/2044 (c)	300	184
0.000% due 11/15/2044 (c)	500	305
0.000% due 05/15/2045 (c)	500	302
0.000% due 08/15/2046 (c)	500	293

Total U.S. Treasury Obligations (Cost $677,467)		638,837

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.0%

BAMLL Commercial Mortgage Securities Trust
1.123% due 04/15/2036 •	1,000	999

Bancorp Commercial Mortgage Trust
1.174% due 09/15/2036 •	366	366

Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	500	568

Bear Stearns Adjustable Rate Mortgage Trust
2.302% due 01/25/2034 ~	4	4
2.500% due 04/25/2033 ~	8	9
2.875% due 04/25/2033 ~	2	2
2.893% due 02/25/2034 ~	4	4

BWAY Mortgage Trust
3.454% due 03/10/2033	700	750

Citigroup Commercial Mortgage Trust
2.023% due 02/15/2039 •	1,074	1,113
4.149% due 01/10/2036	1,700	1,827

CityLine Commercial Mortgage Trust
2.871% due 11/10/2031 ~	1,600	1,656

Commercial Mortgage Trust
3.140% due 10/10/2036	1,700	1,804
3.942% due 04/10/2033 ~	500	536

Countrywide Alternative Loan Trust
0.512% due 05/25/2035 •	28	27

Countrywide Home Loan Mortgage Pass-Through Trust
0.732% due 03/25/2035 •	41	37

Credit Suisse First Boston Mortgage Securities Corp.
2.629% due 11/25/2032 ~	2	2

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.148% due 07/25/2033 ~	3	3

DBWF Mortgage Trust
3.791% due 12/10/2036	2,100	2,327

Extended Stay America Trust
1.155% due 07/15/2038 •(b)	1,300	1,307

GS Mortgage Securities Trust
3.932% due 10/10/2035 ~	500	525

HarborView Mortgage Loan Trust
0.223% due 03/19/2037 •	28	26
0.533% due 05/19/2035 •	18	18
2.648% due 07/19/2035 ^~	2	2

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hilton USA Trust
3.719% due 11/05/2038	$900	$984

Impac CMB Trust
5.183% due 09/25/2034 þ	104	109

JP Morgan Chase Commercial Mortgage Securities Trust
1.523% due 12/15/2031 •	568	564
2.798% due 10/05/2031	1,700	1,703

JP Morgan Mortgage Trust
0.992% due 12/25/2049 •	79	80
2.577% due 07/25/2035 ~	38	39

Natixis Commercial Mortgage Securities Trust
3.885% due 08/15/2038	500	555

New Residential Mortgage Loan Trust
2.750% due 11/25/2059 ~	628	650

Residential Accredit Loans, Inc. Trust
6.000% due 06/25/2036 ^	28	27

Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	3	3

Sequoia Mortgage Trust
0.793% due 07/20/2033 •	32	32

Structured Adjustable Rate Mortgage Loan Trust
0.532% due 05/25/2037 •	48	46

Structured Asset Mortgage Investments Trust
0.753% due 09/19/2032 •	18	18
0.933% due 10/19/2033 •	13	13

VNDO Mortgage Trust
3.805% due 01/10/2035	1,900	2,098

WaMu Mortgage Pass-Through Certificates Trust
1.116% due 08/25/2046 •	87	87
1.516% due 08/25/2042 •	1	1
1.843% due 10/25/2046 •	29	29

Washington Mutual Mortgage Pass-Through Certificates Trust
2.283% due 05/25/2033 ~	4	4

Worldwide Plaza Trust
3.526% due 11/10/2036	300	328

Total Non-Agency Mortgage-Backed Securities (Cost $20,434)		21,282

ASSET-BACKED SECURITIES 0.5%

Bear Stearns Asset-Backed Securities Trust
1.092% due 11/25/2042 •	22	21

ECMC Group Student Loan Trust
0.842% due 02/27/2068 •	190	191

JP Morgan Mortgage Acquisition Corp.
0.812% due 12/25/2035 •	1,100	1,099

LA Arena Funding LLC
7.656% due 12/15/2026	6	6

MASTR Asset-Backed Securities Trust
0.917% due 10/25/2034 •	527	522

OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024	409	411

Renaissance Home Equity Loan Trust
0.972% due 08/25/2033 •	3	2

SLM Student Loan Trust
0.776% due 10/25/2029 •	252	253
1.676% due 04/25/2023 •	142	143

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~	208	215

Total Asset-Backed Securities (Cost $2,851)		2,863

Total Investments in Securities (Cost $730,104)		695,841

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.3%

SHORT-TERM INSTRUMENTS 2.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.3%

PIMCO Short Asset Portfolio	1,235,113	$12,379

PIMCO Short-Term Floating NAV Portfolio III	12,094	119

Total Short-Term Instruments (Cost $12,491)		12,498

Total Investments in Affiliates (Cost $12,491)		12,498

Total Investments 131.7% (Cost $742,595)		$708,339

Financial Derivative Instruments (e)(g) (0.1)% (Cost or Premiums, net $(1,095))		(276)

Other Assets and Liabilities, net (31.6)%		(170,178)

Net Assets 100.0%		$537,885

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
BPG	(0.080)%	06/30/2021	07/01/2021	$(5,102)	$(5,102)
CSN	0.070	06/25/2021	07/02/2021	(2,154)	(2,154)
	0.070	06/28/2021	07/06/2021	(6,752)	(6,752)
	0.070	06/29/2021	07/06/2021	(2,064)	(2,064)
GSC	0.050	06/10/2021	07/12/2021	(49,606)	(49,608)
	0.050	06/14/2021	07/14/2021	(102,374)	(102,376)
	0.080	07/01/2021	07/02/2021	(374,846)	(374,846)
	0.090	07/01/2021	07/02/2021	(98,998)	(98,998)
	0.090	07/02/2021	07/06/2021	(73,170)	(73,170)
TDL	0.030	06/18/2021	07/02/2021	(669)	(669)
	0.070	06/30/2021	07/02/2021	(1,460)	(1,460)

Total Sale-Buyback Transactions					$(717,199)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.8)%
Uniform Mortgage-Backed Security, TBA	2.000%	08/01/2051	$9,300	$(9,353)	$(9,373)
Uniform Mortgage-Backed Security, TBA	3.500	08/01/2051	300	(317)	(316)

Total Short Sales (1.8)%				$(9,670)	$(9,689)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	17

Schedule of Investments	PIMCO Long-Term U.S. Government Portfolio	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Master Securities Forward Transaction Agreement
BPG	$0	$0	$(5,102)	$(5,102)	$5,060	$(42)
CSN	0	0	(10,970)	(10,970)	10,964	(6)
GSC	0	0	(698,998)	(698,998)	698,867	(131)
TDL	0	0	(2,129)	(2,129)	2,131	2

Total Borrowings and Other Financing Transactions	$0	$0	$(717,199)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$(5,102)	$(712,097)	$0	$0	$(717,199)

Total Borrowings	$(5,102)	$(712,097)	$0	$0	$(717,199)

Payable for sale-buyback financing transactions					$(717,199)

(d)	Securities with an aggregate market value of $718,961 have been pledged as collateral under the terms of the above master agreements as of June 30, 2021.

(1)

The average amount of borrowings outstanding during the period ended June 30, 2021 was $(234,150) at a weighted average interest rate of 0.085%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $(5) of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury Ultra Long-Term Bond September Futures	09/2021	12	$2,312	$32	$14	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note September Futures	09/2021	486	$(107,076)	$151	$0	$(11)
U.S. Treasury 5-Year Note September Futures	09/2021	222	(27,401)	99	0	(14)
U.S. Treasury 10-Year Note September Futures	09/2021	69	(9,143)	(53)	0	(16)

				$197	$0	$(41)

Total Futures Contracts				$229	$14	$(41)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	0.750%	Semi-Annual	12/16/2023	$14,100	$222	$(108)	$114	$1	$0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030	13,500	(265)	(244)	(509)	34	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031	24,000	245	1,191	1,436	0	(61)
Receive	3-Month USD-LIBOR	1.487	Semi-Annual	06/23/2031	3,400	(8)	(4)	(12)	0	(10)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/09/2041	16,000	329	983	1,312	0	(97)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050	5,100	(476)	(185)	(661)	27	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	03/17/2051	11,910	(1,305)	(856)	(2,161)	79	0
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	03/30/2051	15,100	355	1,837	2,192	0	(102)

Total Swap Agreements						$(903)	$2,614	$1,711	$141	$(270)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$14	$141	$155	$0	$(41)	$(270)	$(311)

(f)

Securities with an aggregate market value of $4,381 and cash of $461 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.298%	08/11/2021	4,000	$(16)	$(11)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.698	08/11/2021	4,000	(16)	(10)

BPS	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.452	07/14/2021	4,200	(18)	(19)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.852	07/14/2021	4,200	(18)	0

CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.468	07/13/2021	9,300	(41)	(48)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.868	07/13/2021	9,300	(41)	(1)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.441	07/19/2021	5,100	(19)	(30)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.855	07/19/2021	5,100	(23)	(1)

Total Written Options							$(192)	$(120)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$0	$0	$0	$0	$(21)	$0	$(21)	$(21)	$0	$(21)
BPS	0	0	0	0	0	(19)	0	(19)	(19)	0	(19)
CBK	0	0	0	0	0	(49)	0	(49)	(49)	0	(49)
MYC	0	0	0	0	0	(31)	0	(31)	(31)	0	(31)

Total Over the Counter	$0	$0	$0	$0	$0	$(120)	$0	$(120)

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	19

Schedule of Investments	PIMCO Long-Term U.S. Government Portfolio	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$14	$14
Swap Agreements	0	0	0	0	141	141

	$0	$0	$0	$0	$155	$155

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$41	$41
Swap Agreements	0	0	0	0	270	270

	$0	$0	$0	$0	$311	$311

Over the counter
Written Options	$0	$0	$0	$0	$120	$120

	$0	$0	$0	$0	$431	$431

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$21,035	$21,035
Swap Agreements	0	0	0	0	(702)	(702)

	$0	$0	$0	$0	$20,333	$20,333

Over the counter
Written Options	$0	$0	$0	$0	$41	$41

	$0	$0	$0	$0	$20,374	$20,374

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,998)	$(1,998)
Swap Agreements	0	0	0	0	1,707	1,707

	$0	$0	$0	$0	$(291)	$(291)

Over the counter
Written Options	$0	$0	$0	$0	$72	$72

	$0	$0	$0	$0	$(219)	$(219)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$2,815	$0	$2,815
U.S. Government Agencies	0	30,044	0	30,044
U.S. Treasury Obligations	0	638,837	0	638,837
Non-Agency Mortgage-Backed Securities	0	21,282	0	21,282
Asset-Backed Securities	0	2,863	0	2,863

	$0	$695,841	$0	$695,841

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$12,498	$0	$0	$12,498

Total Investments	$12,498	$695,841	$0	$708,339

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(9,689)	$0	$(9,689)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$155	$0	$155

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(311)	0	(311)
Over the counter	0	(120)	0	(120)

	$0	$(431)	$0	$(431)

Total Financial Derivative Instruments	$0	$(276)	$0	$(276)

Totals	$12,498	$685,876	$0	$698,374

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	21

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources

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other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

SEMIANNUAL REPORT	|	JUNE 30, 2021	23

Notes to Financial Statements	(Cont.)

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing

24	PIMCO VARIABLE INSURANCE TRUST

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Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy.

SEMIANNUAL REPORT	|	JUNE 30, 2021	25

Notes to Financial Statements	(Cont.)

In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the

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Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost,

so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2021 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$12,324	$59	$0	$0	$(4)	$12,379	$59	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$11,503	$794,220	$(805,600)	$(3)	$(1)	$119	$20	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not

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Notes to Financial Statements	(Cont.)

limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional

(i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these

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securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(b) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net

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Notes to Financial Statements	(Cont.)

assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended June 30, 2021, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(b) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the

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written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(c) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such

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Notes to Financial Statements	(Cont.)

risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative

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transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Portfolio’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Portfolio’s investments or the Investment Manager’s operations and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

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Notes to Financial Statements	(Cont.)

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward

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Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.225%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan

SEMIANNUAL REPORT	|	JUNE 30, 2021	35

Notes to Financial Statements	(Cont.)

permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through May 1, 2022, to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2021, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$364,849	$489,948	$2,397	$9,140

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2021 (Unaudited)		Year Ended 12/31/2020

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	318	$4,287	1,179	$17,881

Administrative Class	1,881	25,128	10,234	154,648

Advisor Class	854	11,386	1,856	28,251
Issued as reinvestment of distributions

Institutional Class	583	6,406	78	1,184

Administrative Class	8,265	90,599	796	12,072

Advisor Class	780	8,546	57	866
Cost of shares redeemed

Institutional Class	(1,426)	(18,876)	(845)	(12,938)

Administrative Class	(2,014)	(25,725)	(8,735)	(132,276)

Advisor Class	(376)	(4,797)	(1,222)	(18,484)

Net increase (decrease) resulting from Portfolio share transactions	8,865	$96,954	3,398	$51,204

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2021, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 72% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2021, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

SEMIANNUAL REPORT	|	JUNE 30, 2021	37

Notes to Financial Statements	(Cont.)	June 30, 2021	(Unaudited)

As of its last fiscal year ended December 31, 2020, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$745,502	$22,608	$(67,640)	$(45,032)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

38	PIMCO VARIABLE INSURANCE TRUST

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	CBK	Citibank N.A.	MYC	Morgan Stanley Capital Services LLC

BPG	BNP Paribas Securities Corp.	CSN	Credit Suisse AG (New York)	TDL	Toronto Dominion Bank London

BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co. LLC

Currency Abbreviations:

USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Other Abbreviations:

LIBOR	London Interbank Offered Rate	STRIPS	Separate Trading of Registered Interest and Principal of Securities	TBA	To-Be-Announced

SEMIANNUAL REPORT	|	JUNE 30, 2021	39

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month period ended June 30, 2021.

40	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT13SAR_063021

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2021

PIMCO Real Return Portfolio

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2021. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic (“COVID-19”). Looking back, fourth quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was 4.3%. The economy gained momentum during the first quarter of 2021 as GDP growth in the U.S. was 6.3%. Finally, the Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was 6.5%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion a month of Treasury securities and $40 billion a month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed pushed forward its forecast for the first rate hikes. The central bank now expects two interest rate increases by the end of 2023, compared to 2024 in its March 2021 update. In addition, while Fed Chair Jerome Powell said it would begin discussing a scaling back of bond purchases, he maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” He also said that any discussion of raising rates was “highly premature.”

Economies outside the U.S. also continued to be impacted by COVID-19. In its April 2021 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.4% in 2021, compared to a 3.5% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low. It also continued to purchase bonds and, in June 2021, vowed to increase its purchases at a significantly higher pace than earlier in the year. Finally, in July 2021, after the reporting period ended, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium term, versus its previous target for inflation that was below but close to 2%. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond buying program. In June 2021, the central bank said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19-relief program by at least six months.

Both short- and long-term U.S. Treasury yields moved higher, albeit from very low levels, during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.45% at the end of the reporting period, versus 0.93% on December 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -2.02%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -1.04%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced mixed returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.65%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -1.00%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -3.38%.

2	PIMCO VARIABLE INSURANCE TRUST

Despite periods of volatility, global equities produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.25%, fueled, in our view, by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 13.05%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 7.45%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 5.74% and European equities, as represented by the MSCI Europe Index, returned 15.35%.

Commodity prices were volatile but generally produced positive results. When the reporting period began, Brent crude oil was approximately $51 a barrel, but ended the reporting period at roughly $75 a barrel. We believe oil prices rallied as producers reduced their output and then demand increased as global growth improved. Elsewhere, copper prices moved sharply higher, whereas gold prices declined.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar strengthened against several other major currencies. For example, the U.S. dollar returned 2.93% and 7.07% versus the euro and Japanese yen, respectively. However, the U.S. dollar returned -1.18% versus the British pound.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JUNE 30, 2021	3

Important Information About the PIMCO Real Return Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight

4	PIMCO VARIABLE INSURANCE TRUST

borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Real Return Portfolio	09/30/99	04/10/00	09/30/99	02/28/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal

SEMIANNUAL REPORT	|	JUNE 30, 2021	5

Important Information About the PIMCO Real Return Portfolio (Cont.)

quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolio is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted

that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolio is uncertain at this time.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Real Return Portfolio

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of June 30, 2021†§

U.S. Treasury Obligations	76.2%

Sovereign Issues	8.1%

Asset-Backed Securities	5.1%

U.S. Government Agencies	4.8%

Non-Agency Mortgage-Backed Securities	2.5%

Corporate Bonds & Notes	2.3%

Short-Term Instruments‡	0.5%

Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Real Return Portfolio Institutional Class	1.86%	7.49%	4.53%	3.45%	5.90%
PIMCO Real Return Portfolio Administrative Class	1.78%	7.33%	4.37%	3.30%	5.84%
PIMCO Real Return Portfolio Advisor Class	1.73%	7.22%	4.27%	3.19%	4.23%
Bloomberg Barclays U.S. TIPS Index±	1.73%	6.51%	4.17%	3.40%	5.64%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

*Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 09/30/1999.

± Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.69% for Institutional Class shares, 0.84% for Administrative Class shares, and 0.94% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Real Return Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»

Overweight exposure to European breakeven inflation spreads (or the yield differential between nominal Treasuries and like-maturity inflation-linked bonds) contributed to relative performance, as European breakeven inflation moved higher.

»	Overweight to non-Agency residential mortgage-backed securities contributed to relative performance, as spreads for these securities tightened.

»	Overweight exposure to U.S. breakeven inflation spreads contributed to relative performance, as U.S. BEI spreads moved higher.

»

Curve positioning in U.S. breakeven inflation, specifically an underweight to the front-end of the curve relative to an overweight to the back-end, detracted from relative performance, as the front end of the curve rose by more than longer-term maturities.

»	Underweight exposure to U.K. breakeven inflation spreads detracted from relative performance, as U.K. BEI spreads moved higher.

»	Overweight exposure to U.S. duration strategies detracted from relative performance, as U.S. rates moved higher.

SEMIANNUAL REPORT	|	JUNE 30, 2021	7

Expense Example	PIMCO Real Return Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2021 to June 30, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,018.60	$2.56	$1,000.00	$1,021.85	$2.56	0.52%
Administrative Class	1,000.00	1,017.80	3.30	1,000.00	1,021.12	3.30	0.67
Advisor Class	1,000.00	1,017.30	3.79	1,000.00	1,020.63	3.79	0.77

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 178/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	|	JUNE 30, 2021	9

Financial Highlights	PIMCO Real Return Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

01/01/2021 - 06/30/2021+	$13.92	$0.32	$(0.07)	$0.25	$(0.30)	$0.00	$0.00	$(0.30)

12/31/2020	12.64	0.19	1.30	1.49	(0.21)	0.00	0.00	(0.21)

12/31/2019	11.85	0.24	0.77	1.01	(0.22)	0.00	0.00	(0.22)

12/31/2018	12.42	0.34	(0.59)	(0.25)	(0.32)	0.00	0.00	(0.32)

12/31/2017	12.27	0.32	0.14	0.46	(0.26)	0.00	(0.05)	(0.31)

12/31/2016	11.93	0.30	0.34	0.64	(0.18)	0.00	(0.12)	(0.30)
Administrative Class

01/01/2021 - 06/30/2021+	13.92	0.31	(0.07)	0.24	(0.29)	0.00	0.00	(0.29)

12/31/2020	12.64	0.17	1.30	1.47	(0.19)	0.00	0.00	(0.19)

12/31/2019	11.85	0.22	0.78	1.00	(0.21)	0.00	0.00	(0.21)

12/31/2018	12.42	0.32	(0.59)	(0.27)	(0.30)	0.00	0.00	(0.30)

12/31/2017	12.27	0.30	0.14	0.44	(0.24)	0.00	(0.05)	(0.29)

12/31/2016	11.93	0.29	0.33	0.62	(0.16)	0.00	(0.12)	(0.28)
Advisor Class

01/01/2021 - 06/30/2021+	13.92	0.31	(0.07)	0.24	(0.29)	0.00	0.00	(0.29)

12/31/2020	12.64	0.15	1.31	1.46	(0.18)	0.00	0.00	(0.18)

12/31/2019	11.85	0.21	0.77	0.98	(0.19)	0.00	0.00	(0.19)

12/31/2018	12.42	0.32	(0.60)	(0.28)	(0.29)	0.00	0.00	(0.29)

12/31/2017	12.27	0.29	0.14	0.43	(0.23)	0.00	(0.05)	(0.28)

12/31/2016	11.93	0.28	0.33	0.61	(0.15)	0.00	(0.12)	(0.27)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organization expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$13.87	1.86%	$207,337	0.52	%*	0.52	%*	0.50	%*	0.50	%*	4.75	%*	97%

13.92	11.88	199,783	0.69		0.69		0.50		0.50		1.39		240

12.64	8.60	189,206	1.38		1.38		0.50		0.50		1.96		231

11.85	(2.06)	180,506	1.27		1.27		0.50		0.50		2.80		234

12.42	3.81	181,673	0.89		0.89		0.50		0.50		2.60		157

12.27	5.35	154,072	0.76		0.76		0.50		0.50		2.42		132

13.87	1.78	1,272,200	0.67	*	0.67	*	0.65	*	0.65	*	4.55	*	97

13.92	11.71	1,278,844	0.84		0.84		0.65		0.65		1.24		240

12.64	8.44	1,205,456	1.53		1.53		0.65		0.65		1.81		231

11.85	(2.21)	1,266,321	1.42		1.42		0.65		0.65		2.67		234

12.42	3.65	1,476,888	1.04		1.04		0.65		0.65		2.40		157

12.27	5.19	1,789,709	0.91		0.91		0.65		0.65		2.38		132

13.87	1.73	373,539	0.77	*	0.77	*	0.75	*	0.75	*	4.55	*	97

13.92	11.60	344,989	0.94		0.94		0.75		0.75		1.09		240

12.64	8.33	366,402	1.63		1.63		0.75		0.75		1.70		231

11.85	(2.31)	386,746	1.52		1.52		0.75		0.75		2.60		234

12.42	3.55	520,684	1.14		1.14		0.75		0.75		2.35		157

12.27	5.09	506,438	1.01		1.01		0.75		0.75		2.31		132

^ A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.

+ Unaudited

* Annualized, except for organization expense, if any.

(a) Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

(b) Per share amounts based on average number of shares outstanding during the year or period.

(c) The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	11

Statement of Assets and Liabilities	PIMCO Real Return Portfolio	June 30, 2021	(Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$2,324,136
Investments in Affiliates	9,944

Financial Derivative Instruments
Exchange-traded or centrally cleared	932
Over the counter	10,538
Cash	2,225
Deposits with counterparty	1,907
Foreign currency, at value	3,265
Receivable for investments sold	820,615
Receivable for investments sold on a delayed-delivery basis	22,382
Receivable for TBA investments sold	99,342
Receivable for Portfolio shares sold	2,619
Interest and/or dividends receivable	5,534
Dividends receivable from Affiliates	1
Other assets	30
Total Assets	3,303,470

Liabilities:

Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$1,219,045

Financial Derivative Instruments
Exchange-traded or centrally cleared	1,484
Over the counter	3,314
Payable for investments purchased	15,228
Payable for investments in Affiliates purchased	1
Payable for investments purchased on a delayed-delivery basis	1,493
Payable for TBA investments purchased	200,823
Deposits from counterparty	7,237
Payable for Portfolio shares redeemed	786
Accrued investment advisory fees	376
Accrued supervisory and administrative fees	376
Accrued distribution fees	76
Accrued servicing fees	155
Total Liabilities	1,450,394

Net Assets	$1,853,076

Net Assets Consist of:
Paid in capital	$1,827,691
Distributable earnings (accumulated loss)	25,385

Net Assets	$1,853,076

Net Assets:

Institutional Class	$207,337
Administrative Class	1,272,200
Advisor Class	373,539

Shares Issued and Outstanding:

Institutional Class	14,952
Administrative Class	91,743
Advisor Class	26,938

Net Asset Value Per Share Outstanding(a):

Institutional Class	$13.87
Administrative Class	13.87
Advisor Class	13.87

Cost of investments in securities	$2,169,502
Cost of investments in Affiliates	$9,943
Cost of foreign currency held	$3,551
Cost or premiums of financial derivative instruments, net	$(3,297)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO Real Return Portfolio

Six Months Ended June 30, 2021 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$46,361
Dividends	241
Dividends from Investments in Affiliates	7
Total Income	46,609

Expenses:

Investment advisory fees	2,220
Supervisory and administrative fees	2,220
Servicing fees - Administrative Class	924
Distribution and/or servicing fees - Advisor Class	433
Trustee fees	26
Interest expense	203
Total Expenses	6,026

Net Investment Income (Loss)	40,583

Net Realized Gain (Loss):

Investments in securities	24,137
Investments in Affiliates	(6)
Exchange-traded or centrally cleared financial derivative instruments	13,228
Over the counter financial derivative instruments	(1,125)
Foreign currency	(1,245)

Net Realized Gain (Loss)	34,989

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(45,905)
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	(8,716)
Over the counter financial derivative instruments	10,909
Foreign currency assets and liabilities	98

Net Change in Unrealized Appreciation (Depreciation)	(43,615)

Net Increase (Decrease) in Net Assets Resulting from Operations	$31,957

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	13

Statements of Changes in Net Assets	PIMCO Real Return Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$40,583	$21,728
Net realized gain (loss)	34,989	17,528
Net change in unrealized appreciation (depreciation)	(43,615)	151,698

Net Increase (Decrease) in Net Assets Resulting from Operations	31,957	190,954

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(4,471)	(3,095)
Administrative Class	(26,799)	(17,214)
Advisor Class	(7,532)	(4,571)

Total Distributions(a)	(38,802)	(24,880)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	36,305	(103,522)

Total Increase (Decrease) in Net Assets	29,460	62,552

Net Assets:

Beginning of period	1,823,616	1,761,064
End of period	$1,853,076	$1,823,616

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows	PIMCO Real Return Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2021 (Unaudited)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$31,957

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(2,350,052)
Proceeds from sales of long-term securities	2,504,467
(Purchases) Proceeds from sales of short-term portfolio investments, net	6,450
(Increase) decrease in deposits with counterparty	939
(Increase) decrease in receivable for investments sold	217,489
(Increase) decrease in interest and/or dividends receivable	806
(Increase) decrease in dividends receivable from Affiliates	4
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	4,483
Proceeds from (Payments on) over the counter financial derivative instruments	(347)
Increase (decrease) in payable for investments purchased	(353,036)
Increase (decrease) in deposits from counterparty	1,521
Increase (decrease) in accrued investment advisory fees	(43)
Increase (decrease) in accrued supervisory and administrative fees	(43)
Increase (decrease) in accrued distribution fees	(3)
Increase (decrease) in accrued servicing fees	(22)
Proceeds from (Payments on) foreign currency transactions	(1,147)
Net Realized (Gain) Loss
Investments in securities	(24,137)
Investments in Affiliates	6
Exchange-traded or centrally cleared financial derivative instruments	(13,228)
Over the counter financial derivative instruments	1,125
Foreign currency	1,245
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	45,905
Investments in Affiliates	1
Exchange-traded or centrally cleared financial derivative instruments	8,716
Over the counter financial derivative instruments	(10,909)
Foreign currency assets and liabilities	(98)
Net amortization (accretion) on investments	6,444

Net Cash Provided by (Used for) Operating Activities	78,493

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	172,143
Payments on shares redeemed	(173,255)
Cash distributions paid*	0
Proceeds from reverse repurchase agreements	3,623
Payments on reverse repurchase agreements	(3,623)
Proceeds from sale-buyback transactions	10,982,149
Payments on sale-buyback transactions	(11,057,825)

Net Cash Received from (Used for) Financing Activities	(76,788)

Net Increase (Decrease) in Cash and Foreign Currency	1,705

Cash and Foreign Currency:

Beginning of period	3,785
End of period	$5,490

* Reinvestment of distributions	$38,802

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$180

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Portfolio has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	15

Schedule of Investments	PIMCO Real Return Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 125.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.0%

Hilton Worldwide Finance LLC
1.842% (LIBOR03M + 1.750%) due 06/22/2026 ~		$77	$76

Total Loan Participations and Assignments (Cost $77)			76

CORPORATE BONDS & NOTES 2.9%

BANKING & FINANCE 1.8%

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		115	122

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		2,600	2,706

Deutsche Bank AG
4.250% due 10/14/2021		10,200	10,311

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		1,800	1,851

ING Bank NV
2.625% due 12/05/2022		3,200	3,307

Jackson National Life Global Funding
2.375% due 09/15/2022		500	512

Lloyds Banking Group PLC
4.947% due 06/27/2025 •(e)(f)	EUR	600	787

Mitsubishi HC Capital, Inc.
3.960% due 09/19/2023		$400	427

Natwest Group PLC
1.697% (US0003M + 1.550%) due 06/25/2024 ~		2,100	2,148
4.519% due 06/25/2024 •		1,400	1,504
8.625% due 08/15/2021 •(e)(f)		400	404

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		100	100
2.650% due 07/13/2022		200	203

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		14	15

UniCredit SpA
7.830% due 12/04/2023		8,450	9,796

			34,193

INDUSTRIALS 0.8%

AbbVie, Inc.
5.000% due 12/15/2021		1,540	1,555

Charter Communications Operating LLC
4.464% due 07/23/2022		140	145

Danone S.A.
2.077% due 11/02/2021		500	502

ERAC USA Finance LLC
4.500% due 08/16/2021		480	483

Flex Ltd.
5.000% due 02/15/2023		100	107

Hewlett Packard Enterprise Co.
0.914% (US0003M + 0.720%) due 10/05/2021 ~		3,100	3,101

JT International Financial Services BV
3.500% due 09/28/2023		200	213

McDonald’s Corp.
0.614% (US0003M + 0.430%) due 10/28/2021 ~		5,400	5,407

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		1,700	1,707

NXP BV
3.875% due 09/01/2022		200	208

Penske Truck Leasing Co. LP
3.375% due 02/01/2022		100	101

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		6	6

Toyota Tsusho Corp.
3.625% due 09/13/2023		200	213

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

VMware, Inc.
3.900% due 08/21/2027	$190	$211

		13,959

UTILITIES 0.3%

British Transco International Finance BV
0.000% due 11/04/2021 (b)	580	579

Eversource Energy
2.900% due 10/01/2024	100	106

Petrobras Global Finance BV
5.093% due 01/15/2030	3,358	3,669

Sempra Energy
2.900% due 02/01/2023	500	518

Southern Co. Gas Capital Corp.
2.450% due 10/01/2023	100	104

Sprint Corp.
7.250% due 09/15/2021	100	102

		5,078

Total Corporate Bonds & Notes (Cost $51,001)		53,230

U.S. GOVERNMENT AGENCIES 6.0%

Fannie Mae
0.152% due 12/25/2036 •	16	16
0.242% due 08/25/2034 •	18	18
0.442% due 07/25/2037 - 05/25/2042 •	33	33
0.532% due 05/25/2036 •	6	7
1.328% due 07/01/2044 - 09/01/2044 •	15	15
1.788% due 10/01/2035 •	14	14
2.096% due 05/25/2035 ~	110	112

Freddie Mac
0.352% due 08/25/2031 •	22	21
0.460% due 07/15/2044 •	1,576	1,588
0.523% due 09/15/2042 •	2,577	2,612
1.316% due 10/25/2044 •	1,186	1,219
1.328% due 02/25/2045 •	362	365
2.350% due 01/01/2034 •	22	24
2.626% due 12/01/2035 •	21	21

Ginnie Mae
0.599% due 08/20/2068 •	2,520	2,501
1.029% due 04/20/2067 •	2,018	2,050

Small Business Administration
6.020% due 08/01/2028	214	237

Uniform Mortgage-Backed Security, TBA
3.500% due 08/01/2051	3,640	3,834
4.000% due 07/01/2051 - 08/01/2051	91,200	97,192

Total U.S. Government Agencies (Cost $112,200)		111,879

U.S. TREASURY OBLIGATIONS 96.0%

U.S. Treasury Bonds
1.625% due 11/15/2050 (h)	9,320	8,373

U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2022	31,519	32,230
0.125% due 04/15/2022 (j)	48,220	49,466
0.125% due 07/15/2022	34,209	35,457
0.125% due 01/15/2023	24,707	25,818
0.125% due 10/15/2024 (h)	52,342	56,425
0.125% due 04/15/2025 (h)	55,515	59,938
0.125% due 10/15/2025	7,717	8,401
0.125% due 04/15/2026	713	776
0.125% due 07/15/2026 (h)	80,395	88,065
0.125% due 01/15/2030 (h)	47,360	52,029
0.125% due 07/15/2030	31,031	34,260
0.125% due 01/15/2031 (h)	22,963	25,292
0.125% due 02/15/2051	5,794	6,360
0.250% due 01/15/2025	18,373	19,892
0.250% due 07/15/2029 (h)	77,526	86,311
0.250% due 02/15/2050	8,796	9,976
0.375% due 07/15/2023 (h)	57,288	60,954
0.375% due 07/15/2025	23,004	25,267
0.375% due 01/15/2027	29,289	32,434

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.375% due 07/15/2027	$35,209	$39,287
0.500% due 04/15/2024 (h)(j)	60,275	64,985
0.500% due 01/15/2028 (h)	68,491	76,832
0.625% due 04/15/2023 (h)(j)	45,734	48,386
0.625% due 01/15/2024	33,526	36,115
0.625% due 01/15/2026 (h)	49,659	55,168
0.625% due 02/15/2043 (l)	5,829	6,974
0.750% due 07/15/2028	28,600	32,837
0.750% due 02/15/2042 (h)	45,312	55,272
0.750% due 02/15/2045(h)	53,561	66,168
0.875% due 01/15/2029 (h)	56,462	65,375
0.875% due 02/15/2047	20,135	25,951
1.000% due 02/15/2046	27,924	36,557
1.000% due 02/15/2048	5,876	7,851
1.375% due 02/15/2044 (h)	66,717	92,203
1.750% due 01/15/2028 (h)	62,212	75,229
2.000% due 01/15/2026	23,640	27,823
2.125% due 02/15/2040	19,788	29,534
2.125% due 02/15/2041	7,985	12,049
2.375% due 01/15/2025 (h)	44,630	51,877
2.375% due 01/15/2027	410	503
2.500% due 01/15/2029	22,107	28,493
3.375% due 04/15/2032	2,265	3,343
3.625% due 04/15/2028 (h)	41,832	56,434
3.875% due 04/15/2029 (h)	45,616	64,186

U.S. Treasury Notes
1.750% due 12/31/2024 (j)(l)	2,120	2,207

Total U.S. Treasury Obligations (Cost $1,636,868)		1,779,363

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.2%

Adjustable Rate Mortgage Trust
3.226% due 05/25/2036 ^~	86	84

Alliance Bancorp Trust
0.332% due 07/25/2037 •	708	664

American Home Mortgage Investment Trust
1.671% due 09/25/2045 •	24	24

Angel Oak Mortgage Trust
1.469% due 06/25/2065 ~	372	375

AREIT Trust
2.744% due 04/15/2037 •	1,886	1,900

Banc of America Funding Trust
0.533% due 07/20/2036 •	8	8
2.707% due 02/20/2036 ~	161	162
3.348% due 01/20/2047 ^~	118	113

Banc of America Mortgage Trust
2.474% due 06/25/2035 ~	20	19
2.787% due 02/25/2036 ^~	156	155

Bancorp Commercial Mortgage Trust
1.174% due 09/15/2036 •	579	579

Bear Stearns Adjustable Rate Mortgage Trust
2.410% due 10/25/2035 •	195	199
2.756% due 01/25/2035 ~	111	114
2.855% due 03/25/2035 ~	159	158
2.910% due 07/25/2036 ^~	138	135
3.129% due 02/25/2036 ^~	32	32

Bear Stearns ALT-A Trust
3.008% due 09/25/2035 ^~	697	546
3.326% due 03/25/2036 ^~	282	245

Chase Mortgage Finance Trust
2.733% due 02/25/2037 ~	11	11

ChaseFlex Trust
6.000% due 02/25/2037 ^	301	170

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.372% due 01/25/2035 •	3	3

Citigroup Mortgage Loan Trust
2.470% due 05/25/2035 •	4	4
2.520% due 03/25/2036 ^•	212	212
3.192% due 03/25/2037 ^~	1,583	1,584
3.228% due 09/25/2059 þ	725	728
3.234% due 09/25/2037 ^~	316	312
3.258% due 04/25/2066 ~	562	567

Citigroup Mortgage Loan Trust, Inc.
1.860% due 09/25/2035 •	5	5
5.500% due 08/25/2034	42	43

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Trust
0.272% due 05/25/2047 •		$77	$74
0.273% due 02/20/2047 ^•		286	225
0.312% due 06/25/2046 «•		0	1
0.472% due 09/25/2046 ^•		1,892	1,835
0.652% due 12/25/2035 •		20	20
1.116% due 12/25/2035 •		45	42
6.000% due 03/25/2037 ^		3,010	1,815
6.000% due 04/25/2037		368	371

Countrywide Home Loan Mortgage Pass-Through Trust
2.830% due 10/20/2035 ~		981	1,007
2.871% due 05/20/2036 ^~		56	58
5.500% due 08/25/2035 ^		32	30
6.000% due 04/25/2036		309	233
6.000% due 03/25/2037 ^		1,046	805

Credit Suisse Mortgage Capital Certificates
6.039% due 10/26/2036 ~		138	136

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
0.192% due 10/25/2036 ^•		7	5

Eurosail PLC
1.034% due 06/13/2045 •	GBP	1,660	2,301

First Horizon Alternative Mortgage Securities Trust
2.179% due 06/25/2034 ~		$90	91
6.000% due 02/25/2037 ^		300	187

First Horizon Mortgage Pass-Through Trust
2.861% due 08/25/2035 ~		115	91

Great Hall Mortgages PLC
0.210% due 03/18/2039 •	GBP	73	100
0.230% due 06/18/2038 •		64	88

GreenPoint Mortgage Funding Trust
0.272% due 09/25/2046 •		$260	254
0.532% due 06/25/2045 •		135	128
0.632% due 11/25/2045 •		97	89

GS Mortgage Securities Trust
4.592% due 08/10/2043		738	738

GSR Mortgage Loan Trust
2.590% due 12/25/2034 ~		113	115
2.678% due 01/25/2035 ~		40	40
2.924% due 09/25/2035 ~		93	95
3.084% due 07/25/2035 ~		83	86

HarborView Mortgage Loan Trust
0.283% due 09/19/2037 •		47	46
0.533% due 05/19/2035 •		35	34
0.653% due 02/19/2036 •		89	62
0.773% due 06/20/2035 •		51	50

Hawksmoor Mortgages
1.099% due 05/25/2053 •	GBP	5,896	8,197

IndyMac Mortgage Loan Trust
0.652% due 07/25/2035 •		$153	127
0.872% due 05/25/2034 •		9	9
2.880% due 12/25/2034 ~		60	62
2.924% due 11/25/2035 ^~		35	35

JP Morgan Mortgage Trust
2.453% due 02/25/2035 ~		45	46
2.708% due 09/25/2035 ~		13	13
2.801% due 07/25/2035 ~		130	132
2.949% due 07/27/2037 ~		334	330
2.979% due 08/25/2035 ~		76	77
3.179% due 07/25/2035 ~		52	55
3.214% due 08/25/2035 ^~		71	67

Lehman XS Trust
1.242% due 12/25/2037 •		2,659	2,757

MASTR Adjustable Rate Mortgages Trust
2.876% due 11/21/2034 ~		63	64

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.773% due 11/15/2031 •		44	45

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.513% due 12/15/2030 •		54	53

Merrill Lynch Mortgage Investors Trust
0.592% due 11/25/2035 •		50	50
2.945% due 12/25/2035 ~		48	41

Morgan Stanley Mortgage Loan Trust
2.043% due 06/25/2036 ~		139	146

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		$5,810	$6,063

Residential Accredit Loans, Inc. Trust
0.392% due 08/25/2035 •		57	50
1.023% due 10/25/2037 ~		925	892

Residential Asset Securitization Trust
0.492% due 05/25/2035 •		530	389
6.500% due 09/25/2036 ^		219	122

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2037 ^		167	166

Residential Mortgage Securities PLC
1.299% due 06/20/2070 •	GBP	2,380	3,327

Sequoia Mortgage Trust
0.493% due 07/20/2036 •		$313	309
0.793% due 10/19/2026 •		18	18

Stratton Mortgage Funding PLC
1.249% due 05/25/2051 •	GBP	1,466	2,038

Structured Adjustable Rate Mortgage Loan Trust
1.516% due 01/25/2035 ^•		$57	53
2.537% due 02/25/2034 ~		49	50
2.925% due 08/25/2035 ~		66	64

Structured Asset Mortgage Investments Trust
0.472% due 06/25/2036 •		29	29
0.512% due 04/25/2036 •		108	103
0.593% due 07/19/2035 •		339	338
0.753% due 10/19/2034 •		35	35

Structured Asset Securities Corp. Mortgage Loan Trust
0.512% due 11/25/2035 •		146	146

Thornburg Mortgage Securities Trust
0.712% due 06/25/2044 •		3,593	3,592

Towd Point Mortgage Funding PLC
1.111% due 10/20/2051 •	GBP	4,782	6,651

Wachovia Mortgage Loan Trust
0.552% due 01/25/2037 •		$1,450	782

WaMu Mortgage Pass-Through Certificates Trust
0.846% due 01/25/2047 •		311	310
0.886% due 05/25/2047 •		202	196
0.938% due 12/25/2046 •		43	42
1.116% due 02/25/2046 •		66	66
1.316% due 11/25/2042 •		8	7
1.843% due 07/25/2046 •		371	364
1.843% due 11/25/2046 •		48	47
2.022% due 08/25/2035 ~		10	9
3.132% due 12/25/2035 ~		66	67

Total Non-Agency Mortgage-Backed Securities (Cost $56,706)			59,034

ASSET-BACKED SECURITIES 6.4%

ACE Securities Corp. Home Equity Loan Trust
0.292% due 03/25/2037 •		398	243

AlbaCore EURO CLO DAC
1.530% due 07/18/2031 •	EUR	900	1,071

American Money Management Corp. CLO Ltd.
0.000% due 11/10/2030 •(a)		$800	800

Anchorage Capital CLO Ltd.
1.234% due 07/15/2030 •		1,200	1,199
1.588% due 10/20/2031 •		100	100

Apidos CLO
0.000% due 07/17/2030 •		1,100	1,099

Arch Street CLO Ltd.
1.188% due 10/20/2028 •		1,000	1,000

Ares European CLO DAC
0.780% due 10/15/2031 •	EUR	300	356

ARES L CLO Ltd.
0.000% due 01/15/2032 •		$700	699

Argent Mortgage Loan Trust
0.332% due 05/25/2035 •		567	531

Argent Securities Trust
0.412% due 05/25/2036 •		123	45

Assurant CLO Ltd.
1.141% due 10/20/2031 •		800	800

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Atlas Senior Loan Fund Ltd.
1.530% due 01/16/2030 •		$1,200	$1,201

Atrium Corp.
1.014% due 04/22/2027 •		1,811	1,812

Babson Euro CLO BV
0.281% due 10/25/2029 •	EUR	266	315

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		$70	70

Birch Grove CLO Ltd.
0.000% due 06/15/2031 •(a)		800	800

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •	EUR	975	1,157
1.244% due 10/03/2029 •		$658	658

BlueMountain Fuji EUR CLO DAC
0.720% due 01/15/2031 •	EUR	300	355

Brookside Mill CLO Ltd.
1.010% due 01/17/2028 •		$1,110	1,109

Cairn CLO BV
0.000% due 10/15/2031 •	EUR	300	356

Carlyle Global Market Strategies CLO Ltd.
0.000% due 08/14/2030 •(a)		$1,800	1,800

Carlyle Global Market Strategies Euro CLO DAC
0.730% due 09/21/2029 •	EUR	179	212

Catamaran CLO Ltd.
1.031% due 01/27/2028 •		$2,071	2,070
1.444% due 04/22/2030 •		1,492	1,493

Cathedral Lake CLO Ltd.
1.034% due 07/16/2029 •		800	800

CIFC Funding Ltd.
1.038% due 10/24/2030 •		2,100	2,100

CIT Mortgage Loan Trust
1.442% due 10/25/2037 •		316	320
1.592% due 10/25/2037 •		3,400	3,459

Citigroup Mortgage Loan Trust
0.172% due 01/25/2037 •		100	84

Citigroup Mortgage Loan Trust, Inc.
0.342% due 06/25/2037 •		1,211	1,209

College Loan Corp. Trust
0.426% due 01/25/2024 •		800	791

CoreVest American Finance Trust
2.968% due 10/15/2049		120	120

Countrywide Asset-Backed Certificates
0.282% due 11/25/2037 •		3,647	3,494
0.342% due 03/25/2037 •		1,260	1,212

Countrywide Asset-Backed Certificates Trust
0.832% due 08/25/2047 •		182	179

Credit-Based Asset Servicing & Securitization LLC
0.312% due 07/25/2037 •		799	635
1.142% due 06/25/2035 •		386	386

Credit-Based Asset Servicing & Securitization Trust
0.152% due 11/25/2036 •		58	34

Dryden Euro CLO DAC
0.000% due 05/15/2034 •(a)	EUR	300	356

Ellington Loan Acquisition Trust
1.192% due 05/25/2037 •		$395	396

First Franklin Mortgage Loan Trust
0.797% due 11/25/2036 •		2,400	2,364

Fremont Home Loan Trust
0.227% due 10/25/2036 •		823	757

GSAA Home Equity Trust
6.720% due 03/25/2046 þ		305	230

GSAMP Trust
0.162% due 12/25/2036 •		73	45
0.827% due 09/25/2035 ^•		51	51
1.067% due 03/25/2035 ^•		46	45

Halcyon Loan Advisors Funding Ltd.
1.108% due 04/20/2027 •		225	225

Harvest CLO DAC
0.760% due 07/15/2031 •	EUR	1,400	1,665

Home Equity Asset Trust
0.542% due 02/25/2036 •		$2,200	2,186
0.887% due 07/25/2034 •		166	165

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	17

Schedule of Investments	PIMCO Real Return Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSI Asset Securitization Corp. Trust
0.192% due 10/25/2036 •		$5	$2

ICG U.S. CLO Ltd.
1.584% due 10/22/2031 •		4,500	4,510

IndyMac Mortgage Loan Trust
0.162% due 07/25/2036 •		620	242

Jamestown CLO Ltd.
1.410% due 01/17/2027 •		333	333

JP Morgan Mortgage Acquisition Trust
0.302% due 10/25/2036 •		61	60

Jubilee CLO BV
0.252% due 12/15/2029 •	EUR	2,367	2,798
0.295% due 07/12/2028 •		870	1,030

KKR CLO Ltd.
0.000% due 07/15/2030 •		$1,100	1,100

KVK CLO Ltd.
1.086% due 01/14/2028 •		230	230

Laurelin DAC
0.720% due 10/20/2031 •	EUR	500	592

LCM LP
1.188% due 07/20/2030 •		$300	300

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ		528	533

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		942	694

Lehman XS Trust
0.412% due 05/25/2036 •		900	996
4.688% due 06/25/2036 þ		747	800

LoanCore Issuer Ltd.
1.203% due 05/15/2036 •		2,700	2,701

Long Beach Mortgage Loan Trust
0.212% due 08/25/2036 •		1,089	588

Mackay Shields Euro CLO
1.550% due 08/15/2033 •	EUR	750	891

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •		800	948

Marathon CLO Ltd.
1.019% due 11/21/2027 •		$616	617

Marlette Funding Trust
2.690% due 09/17/2029		69	70

MASTR Asset-Backed Securities Trust
0.842% due 10/25/2035 ^•		59	59

Merrill Lynch Mortgage Investors Trust
0.212% due 02/25/2037 •		275	118
0.252% due 09/25/2037 •		22	13

MidOcean Credit CLO
0.000% due 01/29/2030 •		900	899
1.205% due 02/20/2031 •		1,000	1,000

Morgan Stanley IXIS Real Estate Capital Trust
0.142% due 11/25/2036 •		9	4

MP CLO Ltd.
0.891% due 10/18/2028 •		1,600	1,600

Nassau Ltd.
2.338% due 07/20/2029 •		1,700	1,702

New Century Home Equity Loan Trust
0.857% due 02/25/2035 •		98	97

NovaStar Mortgage Funding Trust
0.797% due 01/25/2036 •		1,660	1,656

OAK Hill European Credit Partners DAC
0.740% due 10/20/2031 •	EUR	1,700	2,013

OCP CLO Ltd.
0.984% due 07/15/2027 •		$311	311
0.996% due 10/26/2027 •		601	601

Palmer Square European Loan Funding DAC
0.870% due 02/15/2030 •	EUR	3,322	3,945

Palmer Square Loan Funding Ltd.
0.000% due 07/20/2029 •(a)		$2,500	2,500

Park Place Securities, Inc.
0.797% due 09/25/2035 •		1,281	1,285

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.827% due 09/25/2035 •		775	770
1.142% due 10/25/2034 •		3,850	3,851

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pretium Mortgage Credit Partners LLC
3.179% due 06/27/2069 þ		$930	$934

RAAC Trust
0.602% due 08/25/2036 •		203	206

Renaissance Home Equity Loan Trust
0.852% due 12/25/2032 •		56	55

Residential Asset Securities Corp. Trust
0.372% due 09/25/2036 •		1,300	1,267
0.552% due 06/25/2036 •		3,233	3,166

Romark CLO Ltd.
0.000% due 10/23/2030 •(a)		800	800

Saxon Asset Securities Trust
0.402% due 09/25/2037 •		699	688

Securitized Asset-Backed Receivables LLC Trust
0.152% due 12/25/2036 ^•		282	95
0.392% due 07/25/2036 •		213	121
0.412% due 07/25/2036 •		2,943	1,416

Segovia European CLO
0.000% due 07/20/2032 •(a)	EUR	600	711

SLM Student Loan Trust
0.000% due 06/17/2024 •		11	14
0.726% due 10/25/2064 •		$2,572	2,570
1.676% due 04/25/2023 •		1,912	1,930

Sound Point CLO Ltd.
1.073% due 01/23/2029 •		500	500
1.163% due 01/23/2029 •		3,544	3,549

Soundview Home Loan Trust
0.152% due 11/25/2036 •		43	18
0.272% due 07/25/2037 •		960	925
0.292% due 06/25/2037 •		1,732	1,435

SP-Static CLO Ltd.
1.584% due 07/22/2028 •		1,610	1,612

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		249	250

Steele Creek CLO Ltd.
1.049% due 05/21/2029 •		2,000	2,000

Structured Asset Securities Corp. Mortgage Loan Trust
1.592% due 04/25/2035 •		131	132

Symphony CLO Ltd.
1.136% due 07/14/2026 •		711	712

Venture CLO Ltd.
1.004% due 04/15/2027 •		1,746	1,746
1.064% due 07/15/2027 •		1,018	1,020
1.088% due 10/20/2028 •		786	786

Vibrant CLO Ltd.
1.228% due 09/15/2030 •		500	500

Voya CLO Ltd.
0.978% due 07/20/2029 •		800	800
1.073% due 04/17/2030 •		300	300

Wind River CLO Ltd.
1.054% due 10/15/2027 •		95	95

Z Capital Credit Partners CLO Ltd.
1.134% due 07/16/2027 •		1,015	1,016

Total Asset-Backed Securities (Cost $117,034)			118,487

SOVEREIGN ISSUES 10.3%

Argentina Government International Bond
34.069% (BADLARPP) due 10/04/2022 ~	ARS	300	1
36.104% (BADLARPP + 2.000%) due 04/03/2022 ~		16,489	95

Australia Government International Bond
1.250% due 02/21/2022	AUD	7,124	5,442
3.000% due 09/20/2025		11,387	10,076

Canada Government Real Return Bond
4.250% due 12/01/2026 (d)	CAD	6,006	6,247

France Government International Bond
0.100% due 03/01/2026 (d)	EUR	12,785	16,494
0.250% due 07/25/2024 (d)		7,679	9,731

Italy Buoni Poliennali Del Tesoro
0.400% due 05/15/2030 (d)		24,111	30,890
1.400% due 05/26/2025 (d)		43,989	56,368

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Japan Government International Bond
0.005% due 03/10/2031 (d)	JPY	723,564	$6,663
0.100% due 03/10/2028 (d)		1,314,649	12,141
0.100% due 03/10/2029 (d)		1,650,245	15,278
0.200% due 03/10/2030 (d)		99,413	937

Mexico Government International Bond
7.750% due 05/29/2031	MXN	53,861	2,850

New Zealand Government International Bond
2.000% due 09/20/2025 (d)	NZD	7,150	5,547
3.000% due 09/20/2030 (d)		4,652	4,094

Peru Government International Bond
5.940% due 02/12/2029	PEN	5,300	1,508

Qatar Government International Bond
3.875% due 04/23/2023		$2,000	2,126

Saudi Government International Bond
4.000% due 04/17/2025		3,170	3,505

Total Sovereign Issues (Cost $183,627)			189,993

		SHARES
PREFERRED SECURITIES 0.6%

BANKING & FINANCE 0.1%

Banco Santander S.A.
6.250% due 09/11/2021 •(e)(f)		100,000	120

Bank of America Corp.
5.875% due 03/15/2028 •(e)		1,220,000	1,398

			1,518

UTILITIES 0.5%

AT&T Mobility LLC
7.000% due 10/20/2022 «(e)(g)		360,018	9,527

Total Preferred Securities (Cost $10,960)			11,045

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.1%

U.S. TREASURY CASH MANAGEMENT BILLS 0.1%
0.035% due 09/07/2021 (b)(c)		$1,029	1,029

Total Short-Term Instruments (Cost $1,029)			1,029

Total Investments in Securities (Cost $2,169,502)			2,324,136

		SHARES
INVESTMENTS IN AFFILIATES 0.5%

SHORT-TERM INSTRUMENTS 0.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.5%

PIMCO Short-Term Floating NAV Portfolio III		1,008,452	9,944

Total Short-Term Instruments (Cost $9,943)			9,944

Total Investments in Affiliates (Cost $9,943)			9,944

Total Investments 126.0% (Cost $2,179,445)			$2,334,080

Financial Derivative Instruments (i)(k) 0.3% (Cost or Premiums, net $(3,297))			6,672

Other Assets and Liabilities, net (26.3)%			(487,676)

Net Assets 100.0%			$1,853,076

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$9,627	$9,527	0.51%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
BOS	0.000%	06/08/2021	07/06/2021	$(60,340)	$(60,340)
GSC	0.050	06/14/2021	07/14/2021	(279,415)	(279,422)
	0.070	06/17/2021	07/19/2021	(71,529)	(71,531)
	0.080	07/01/2021	07/02/2021	(700,341)	(700,341)
	0.090	07/01/2021	07/02/2021	(99,384)	(99,384)
UBS	0.060	05/06/2021	08/03/2021	(8,026)	(8,027)

Total Sale-Buyback Transactions					$(1,219,045)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Master Securities Forward Transaction Agreement
BOS	$0	$0	$(60,340)	$(60,340)	$60,883	$543
GSC	0	0	(1,150,678)	(1,150,678)	1,149,332	(1,346)
UBS	0	0	(8,027)	(8,027)	8,083	56

Total Borrowings and Other Financing Transactions	$0	$0	$(1,219,045)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(1,211,018)	$(8,027)	$0	$(1,219,045)

Total Borrowings	$0	$(1,211,018)	$(8,027)	$0	$(1,219,045)

Payable for sale-buyback financing transactions					$(1,219,045)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	19

Schedule of Investments	PIMCO Real Return Portfolio	(Cont.)

(h)	Securities with an aggregate market value of $1,218,994 have been pledged as collateral under the terms of the above master agreements as of June 30, 2021.

(1)

The average amount of borrowings outstanding during the period ended June 30, 2021 was $(456,969) at a weighted average interest rate of 0.079%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $(10) of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 113.200 on Euro-Schatz Bond September 2021 Futures(1)	08/2021	500	$3	$(1)	$0	$0
Euro-Bobl September Futures	09/2021	222	35,313	19	39	(10)
Euro-Bund 10-Year Bond September Futures	09/2021	362	74,091	667	232	(82)
Gold 100 oz. August Futures	08/2021	53	9,389	(2)	44	0
U.S. Treasury 5-Year Note September Futures	09/2021	1,625	200,573	(374)	102	0
U.S. Treasury 10-Year Note September Futures	09/2021	130	17,225	123	30	0
U.S. Treasury 10-Year Ultra Long-Term Bond September Futures	09/2021	117	17,223	314	57	0

				$746	$504	$(92)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note September Futures	09/2021	14	$(1,223)	$3	$0	$(1)
Australia Government 10-Year Bond September Futures	09/2021	46	(4,871)	(20)	0	(21)
Euro-BTP Italy Government Bond September Futures	09/2021	198	(33,371)	(189)	0	(136)
Euro-Buxl 30-Year Bond September Futures	09/2021	139	(33,498)	(590)	83	(254)
Euro-OAT France Government 10-Year Bond September Futures	09/2021	4	(754)	(3)	0	(2)
Euro-Schatz September Futures	09/2021	2,150	(285,886)	16	0	(26)
Japan Government 10-Year Bond September Futures	09/2021	25	(34,135)	(46)	0	(9)
U.S. Treasury 2-Year Note September Futures	09/2021	140	(30,845)	49	0	(3)
U.S. Treasury 30-Year Bond September Futures	09/2021	552	(88,734)	(2,681)	0	(362)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2021	228	(43,933)	(2,141)	0	(257)
United Kingdom Long Gilt September Futures	09/2021	1	(177)	(2)	0	0

				$(5,604)	$83	$(1,071)

Total Futures Contracts				$(4,858)	$587	$(1,163)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	0.385%	$800	$(45)	$58	$13	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	3-Month EUR-EURIBOR	(0.526)%	Annual	11/21/2023	EUR	58,000	$0	$(84)	$(84)	$6	$0
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	11,800	36	(998)	(962)	0	(38)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	400,000	(7)	(62)	(69)	0	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		118,480	(2)	(19)	(21)	0	0
Receive	CPTFEMU	0.090	Maturity	05/15/2022	EUR	7,300	0	226	226	2	0
Receive	CPTFEMU	0.330	Maturity	07/15/2022		5,100	(1)	170	169	7	0
Pay	CPTFEMU	1.380	Maturity	03/15/2031		19,800	(142)	(543)	(685)	0	(33)
Pay	CPURNSA	1.335	Maturity	07/01/2021	$	4,700	0	(133)	(133)	0	0
Pay	CPURNSA	1.690	Maturity	08/07/2021		14,500	(1)	(571)	(572)	0	(96)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date			Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Pay	CPURNSA	1.863%	Maturity	08/26/2021	$		5,000	$(1)	$(183)	$(184)	$0	$(32)
Pay	CPURNSA	1.280	Maturity	11/02/2021			11,900	0	(436)	(436)	0	(14)
Pay	CPURNSA	1.290	Maturity	11/05/2021			18,500	(1)	(673)	(674)	0	(19)
Pay	CPURNSA	2.155	Maturity	01/19/2022			10,200	0	(269)	(269)	11	0
Pay	CPURNSA	2.165	Maturity	01/19/2022			11,100	0	(292)	(292)	12	0
Pay	CPURNSA	2.180	Maturity	01/19/2022			4,500	0	(118)	(118)	5	0
Pay	CPURNSA	2.200	Maturity	01/21/2022			8,100	0	(210)	(210)	9	0
Pay	CPURNSA	2.170	Maturity	02/01/2022			2,500	0	(66)	(66)	3	0
Pay	CPURNSA	2.155	Maturity	02/04/2022			15,900	0	(417)	(417)	17	0
Pay	CPURNSA	2.200	Maturity	02/05/2022			1,100	0	(28)	(28)	1	0
Receive	CPURNSA	2.069	Maturity	07/15/2022			3,700	0	86	86	0	0
Receive	CPURNSA	2.500	Maturity	07/15/2022			30,300	(2,696)	366	(2,330)	1	0
Receive	CPURNSA	2.210	Maturity	02/05/2023			20,900	0	311	311	0	(5)
Receive	CPURNSA	2.263	Maturity	04/27/2023			14,090	(2)	136	134	0	(1)
Receive	CPURNSA	2.263	Maturity	05/09/2023			3,250	0	33	33	0	0
Receive	CPURNSA	2.281	Maturity	05/10/2023			4,970	0	37	37	0	(9)
Receive	CPURNSA	2.314	Maturity	02/26/2026			2,700	0	74	74	3	0
Receive	CPURNSA	2.419	Maturity	03/05/2026			10,200	0	219	219	8	0
Receive	CPURNSA	2.768	Maturity	05/13/2026			7,700	0	(5)	(5)	5	0
Receive	CPURNSA	2.813	Maturity	05/14/2026			3,300	0	(11)	(11)	2	0
Receive	CPURNSA	2.703	Maturity	05/25/2026			5,980	0	10	10	4	0
Receive	CPURNSA	2.690	Maturity	06/01/2026			400	0	1	1	0	0
Receive	CPURNSA	1.798	Maturity	08/25/2027			7,000	0	537	537	8	0
Receive	CPURNSA	1.890	Maturity	08/27/2027			7,100	0	494	494	8	0
Pay	CPURNSA	2.379	Maturity	07/09/2028			3,700	(2)	(18)	(20)	0	(4)
Pay	CPURNSA	2.165	Maturity	04/16/2029			18,000	0	(679)	(679)	0	(21)
Pay	CPURNSA	1.954	Maturity	06/03/2029			6,450	0	(381)	(381)	0	(7)
Pay	CPURNSA	1.998	Maturity	07/25/2029			20,100	0	(1,062)	(1,062)	0	(25)
Pay	CPURNSA	1.760	Maturity	11/04/2029			12,300	(11)	(992)	(1,003)	0	(17)
Receive	CPURNSA	2.311	Maturity	02/24/2031			21,800	1	661	662	29	0
Pay	UKRPI	3.465	Maturity	02/15/2022		GBP	5,700	0	(89)	(89)	6	0
Pay	UKRPI	3.220	Maturity	03/15/2022			6,900	0	(103)	(103)	8	0
Pay	UKRPI	3.850	Maturity	09/15/2024			10,900	0	621	621	12	0
Pay	UKRPI	3.330	Maturity	01/15/2025			17,800	530	(424)	106	18	0
Pay	UKRPI	3.438	Maturity	01/15/2030			5,400	0	(59)	(59)	16	0
Pay	UKRPI	3.400	Maturity	06/15/2030			4,400	156	29	185	22	0
Pay	UKRPI	3.325	Maturity	08/15/2030			18,600	132	94	226	77	0
Pay	UKRPI	3.750	Maturity	04/15/2031			2,110	(2)	(4)	(6)	11	0
Pay	UKRPI	3.566	Maturity	03/15/2036			1,100	0	(24)	(24)	7	0
Pay	UKRPI	3.580	Maturity	03/15/2036			4,000	(26)	(44)	(70)	27	0

								$(2,039)	$(4,892)	$(6,931)	$345	$(321)

Total Swap Agreements								$(2,084)	$(4,834)	$(6,918)	$345	$(321)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$587	$345	$932	$0	$(1,163)	$(321)	$(1,484)

(j)

Securities with an aggregate market value of $13,232 and cash of $1,907 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	21

Schedule of Investments	PIMCO Real Return Portfolio	(Cont.)

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	08/2021		$4	RUB	297	$0	$0
	09/2021		6		412	0	0

BPS	07/2021	AUD	11,663		$9,064	317	0
	07/2021	CAD	2,019		1,676	47	0
	07/2021	GBP	494		696	13	0
	07/2021		$10,106	NZD	14,444	0	(9)
	08/2021	NZD	14,444		$10,105	10	0

BRC	07/2021	GBP	207		289	3	0
	07/2021	JPY	3,690,000		33,738	524	0
	08/2021		3,957,500		35,665	33	0
	11/2021	MXN	50,873		2,480	0	(27)

CBK	07/2021	AUD	3,508		2,713	82	0
	07/2021	JPY	165,700		1,511	20	0
	07/2021		$107	MXN	2,110	0	(2)
	07/2021		3	RUB	227	0	0
	09/2021	PEN	5,663		$1,523	47	0

GLM	07/2021	GBP	18,283		25,847	556	0
	07/2021		$12	RUB	948	1	0
	08/2021		13		953	0	0
	09/2021		157	MYR	650	0	(1)
	09/2021		14	RUB	1,050	0	0

HUS	07/2021	GBP	199		$281	6	0
	07/2021		$25,312	GBP	18,256	0	(58)
	08/2021	GBP	16,981		$23,505	13	0
	08/2021		$4	RUB	306	0	0
	09/2021		4,502	CNH	28,934	0	(51)
	09/2021		6	RUB	435	0	0

JPM	07/2021	JPY	101,800		$925	8	0
	07/2021	NZD	14,444		10,541	445	0

MYI	07/2021		$1,285	GBP	927	0	(3)
	07/2021		3	RUB	223	0	0

SCX	07/2021	EUR	112,190		$137,248	4,219	0
	08/2021		112,190		133,133	16	0
	09/2021		$4,604	IDR	66,319,425	0	(91)

SOG	07/2021		3	RUB	259	0	0
	08/2021		4		339	0	0

TOR	08/2021	CAD	2,019		$1,630	2	0

UAG	07/2021		$7,750	AUD	10,216	0	(88)
	07/2021		3	RUB	241	0	0
	08/2021	AUD	10,216		$7,751	88	0

Total Forward Foreign Currency Contracts						$6,450	$(330)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.195%	11/02/2022	5,600	$4	$822
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	6,530	497	957

BRC	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	3,370	251	494

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.700	08/24/2021	78,100	281	33
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.190	11/02/2022	5,400	394	800

							$1,427	$3,106

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	$99.664	07/07/2021	900	$5	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	100.156	08/05/2021	500	5	2
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	100.473	08/05/2021	500	5	2
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	103.234	08/05/2021	950	5	3

					$20	$7

Total Purchased Options					$1,447	$3,113

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750%	08/18/2021	2,900	$(3)	$(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	07/21/2021	2,500	(3)	0

BPS	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	07/21/2021	600	(4)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.825	08/18/2021	2,300	(3)	0

BRC	Call - OTC CDX.IG-36 5-Year Index	Buy	0.475	08/18/2021	2,900	(2)	(2)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	09/15/2021	2,900	(4)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	3,300	(2)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	3,300	(4)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	07/21/2021	1,700	(2)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	08/18/2021	6,200	(8)	(2)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	08/18/2021	2,400	(3)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	08/18/2021	2,400	(3)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	08/18/2021	2,400	(3)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	4,800	(5)	(3)

CBK	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	08/18/2021	2,700	(3)	0

DUB	Call - OTC CDX.IG-36 5-Year Index	Buy	0.475	08/18/2021	3,200	(2)	(2)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	09/15/2021	3,200	(4)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	09/15/2021	9,300	(9)	(2)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	08/18/2021	2,600	(3)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	08/18/2021	2,500	(3)	0

FBF	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	09/15/2021	700	(4)	(2)
	Call - OTC CDX.IG-36 5-Year Index	Buy	0.475	08/18/2021	1,500	(1)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	08/18/2021	4,400	(4)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	09/15/2021	3,200	(3)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	09/15/2021	5,900	(6)	(2)

GST	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	900	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	08/18/2021	2,900	(3)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	2,400	(3)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	07/21/2021	2,500	(2)	0

MYC	Put - OTC CDX.HY-36 5-Year Index	Sell	98.000	07/21/2021	600	(1)	0

						$(101)	$(26)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	8,600	$(391)	$(9)

JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	34,300	(250)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	2,900	(20)	0

						$(661)	$(9)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	23

Schedule of Investments	PIMCO Real Return Portfolio	(Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000%	11/02/2022	16,800	$0	$(753)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	19,530	(484)	(880)

BRC	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	10,270	(252)	(463)

DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	09/29/2021	17,910	(122)	(11)

GLM	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.526	11/17/2022	116,100	(181)	(55)

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	09/29/2021	200	(1)	0

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.550	08/24/2021	156,200	(246)	(13)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.760	07/07/2021	700	(5)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	09/29/2021	20,390	(145)	(13)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/02/2022	16,200	(393)	(727)

							$(1,829)	$(2,915)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	$101.422	07/07/2021	1,400	$(6)	$(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	102.297	08/05/2021	1,000	(4)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	103.797	08/05/2021	1,000	(3)	(1)

GSC	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	101.227	07/07/2021	500	(3)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	101.367	08/05/2021	700	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 09/01/2051	99.023	09/07/2021	1,000	(6)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 09/01/2051	101.023	09/07/2021	1,000	(4)	(5)

JPM	Put - OTC Ginnie Mae, TBA 2.500% due 08/01/2051	102.234	08/12/2021	1,700	(5)	(3)
	Put - OTC Ginnie Mae, TBA 2.500% due 08/01/2051	102.297	08/12/2021	1,700	(6)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	99.156	08/05/2021	1,000	(6)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	99.473	08/05/2021	1,000	(6)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 09/01/2051	101.313	09/07/2021	500	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2051	102.047	07/07/2021	400	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2051	104.047	07/07/2021	400	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	101.984	08/05/2021	600	(2)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	102.234	08/05/2021	1,900	(6)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	103.984	08/05/2021	600	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 08/01/2051	104.141	08/05/2021	600	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 09/01/2051	103.695	09/07/2021	600	(2)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 09/01/2051	103.984	09/07/2021	600	(2)	(1)

					$(69)	$(34)

Total Written Options					$(2,660)	$(2,984)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	United States Treasury Inflation Indexed Bonds	N/A	0.060%	Maturity	07/12/2021	$80,000	$0	$975	$975	$0

Total Swap Agreements								$0	$975	$975	$0

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
BOA	$0	$0	$0	$0	$0	$(1)	$0	$(1)	$(1)	$0	$(1)
BPS	387	1,779	975	3,141	(9)	(1,633)	0	(1,642)	1,499	(1,400)	99
BRC	560	494	0	1,054	(27)	(475)	0	(502)	552	(300)	252
CBK	149	0	0	149	(2)	0	0	(2)	147	0	147
DUB	0	0	0	0	0	(17)	0	(17)	(17)	(30)	(47)
FAR	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
FBF	0	0	0	0	0	(7)	0	(7)	(7)	0	(7)
GLM	557	0	0	557	(1)	(64)	0	(65)	492	(660)	(168)
GSC	0	0	0	0	0	(12)	0	(12)	(12)	0	(12)
GST	0	0	0	0	0	0	0	0	0	229	229
HUS	19	0	0	19	(109)	0	0	(109)	(90)	10	(80)
JPM	453	7	0	460	0	(19)	0	(19)	441	(270)	171
MYC	0	833	0	833	0	(753)	0	(753)	80	(270)	(190)
MYI	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
SCX	4,235	0	0	4,235	(91)	0	0	(91)	4,144	(3,600)	544
TOR	2	0	0	2	0	0	0	0	2	0	2
UAG	88	0	0	88	(88)	0	0	(88)	0	0	0

Total Over the Counter	$6,450	$3,113	$975	$10,538	$(330)	$(2,984)	$0	$(3,314)

(l)

Securities with an aggregate market value of $240 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$44	$0	$0	$0	$543	$587
Swap Agreements	0	0	0	0	345	345

	$44	$0	$0	$0	$888	$932

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,450	$0	$6,450
Purchased Options	0	0	0	0	3,113	3,113
Swap Agreements	0	0	0	0	975	975

	$0	$0	$0	$6,450	$4,088	$10,538

	$44	$0	$0	$6,450	$4,976	$11,470

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,163	$1,163
Swap Agreements	0	0	0	0	321	321

	$0	$0	$0	$0	$1,484	$1,484

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$330	$0	$330
Written Options	0	26	0	0	2,958	2,984

	$0	$26	$0	$330	$2,958	$3,314

	$0	$26	$0	$330	$4,442	$4,798

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	25

Schedule of Investments	PIMCO Real Return Portfolio	(Cont.)	June 30, 2021	(Unaudited)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$101	$101
Futures	106	0	0	0	14,099	14,205
Swap Agreements	0	(783)	0	0	(295)	(1,078)

	$106	$(783)	$0	$0	$13,905	$13,228

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,629)	$0	$(3,629)
Purchased Options	0	0	0	(349)	(19)	(368)
Written Options	0	194	0	0	169	363
Swap Agreements	0	0	0	0	2,509	2,509

	$0	$194	$0	$(3,978)	$2,659	$(1,125)

	$106	$(589)	$0	$(3,978)	$16,564	$12,103

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(452)	$0	$0	$0	$(4,963)	$(5,415)
Swap Agreements	0	808	0	0	(4,109)	(3,301)

	$(452)	$808	$0	$0	$(9,072)	$(8,716)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,971	$0	$9,971
Purchased Options	0	0	0	345	1,314	1,659
Written Options	0	42	0	0	(883)	(841)
Swap Agreements	0	0	0	0	120	120

	$0	$42	$0	$10,316	$551	$10,909

	$(452)	$850	$0	$10,316	$(8,521)	$2,193

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$76	$0	$76
Corporate Bonds & Notes
Banking & Finance	0	34,193	0	34,193
Industrials	0	13,959	0	13,959
Utilities	0	5,078	0	5,078
U.S. Government Agencies	0	111,879	0	111,879
U.S. Treasury Obligations	0	1,779,363	0	1,779,363
Non-Agency Mortgage-Backed Securities	0	59,033	1	59,034
Asset-Backed Securities	0	118,487	0	118,487
Sovereign Issues	0	189,993	0	189,993
Preferred Securities
Banking & Finance	0	1,518	0	1,518
Utilities	0	0	9,527	9,527
Short-Term Instruments
U.S. Treasury Cash Management Bills	0	1,029	0	1,029

	$0	$2,314,608	$9,528	$2,324,136

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$9,944	$0	$0	$9,944

Total Investments	$9,944	$2,314,608	$9,528	$2,334,080

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$398	$534	$0	$932
Over the counter	0	10,538	0	10,538

	$398	$11,072	$0	$11,470

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(541)	$(943)	$0	$(1,484)
Over the counter	0	(3,314)	0	(3,314)

	$(541)	$(4,257)	$0	$(4,798)

Total Financial Derivative Instruments	$(143)	$6,815	$0	$6,672

Totals	$9,801	$2,321,423	$9,528	$2,340,752

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements	June 30, 2021	(Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Real Return Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

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Notes to Financial Statements	(Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The

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Notes to Financial Statements	(Cont.)

Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data

(e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted

30	PIMCO VARIABLE INSURANCE TRUST

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prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

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Notes to Financial Statements	(Cont.)

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services

(normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolio’s website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2021 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$28,244	$359,507	$(377,800)	$(6)	$(1)	$9,944	$7	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the

32	PIMCO VARIABLE INSURANCE TRUST

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risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card

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Notes to Financial Statements	(Cont.)

receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at June 30, 2021, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(b) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(c) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A

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Notes to Financial Statements	(Cont.)

lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended June 30, 2021, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends

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to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to

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Notes to Financial Statements	(Cont.)

compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a

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facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may

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Notes to Financial Statements	(Cont.)

involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Portfolio’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Portfolio will not receive the principal until maturity.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Portfolio’s investments or the Investment Manager’s operations and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the

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Notes to Financial Statements	(Cont.)

instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

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June 30, 2021	(Unaudited)

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets

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Notes to Financial Statements	(Cont.)

of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through May 1, 2022, to waive a portion of the

Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2021, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2021, were as follows (amounts in thousands†):

Purchases	Sales

$18,546	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$2,223,316	$2,438,778	$84,411	$32,155

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2021 (Unaudited)		Year Ended 12/31/2020

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	1,748	$24,210	3,198	$42,682

Administrative Class	8,399	116,359	23,099	306,523

Advisor Class	2,194	30,308	1,418	19,019
Issued as reinvestment of distributions

Institutional Class	323	4,471	232	3,082

Administrative Class	1,938	26,799	1,295	17,214

Advisor Class	545	7,532	344	4,571
Cost of shares redeemed

Institutional Class	(1,474)	(20,372)	(4,038)	(53,777)

Administrative Class	(10,480)	(144,860)	(27,841)	(364,663)

Advisor Class	(589)	(8,142)	(5,951)	(78,173)

Net increase (decrease) resulting from Portfolio share transactions	2,604	$36,305	(8,244)	$(103,522)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2021, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 41% of the Portfolio. One of the shareholders is a related party and comprises 14% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

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Notes to Financial Statements	(Cont.)	June 30, 2021	(Unaudited)

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2021, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2020, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$61,380	$51,012

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$2,188,072	$166,179	$(24,723)	$141,456

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

46	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC

BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London

BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co. LLC	SOG	Societe Generale Paris

BRC	Barclays Bank PLC	GST	Goldman Sachs International	TOR	The Toronto-Dominion Bank

CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford

DUB	Deutsche Bank AG	JPM	JP Morgan Chase Bank N.A.	UBS	UBS Securities LLC

FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services LLC

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	NZD	New Zealand Dollar

AUD	Australian Dollar	IDR	Indonesian Rupiah	PEN	Peruvian New Sol

CAD	Canadian Dollar	JPY	Japanese Yen	RUB	Russian Ruble

CNH	Chinese Renminbi (Offshore)	MXN	Mexican Peso	USD (or $)	United States Dollar

EUR	Euro	MYR	Malaysian Ringgit

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	LIBOR03M	3 Month USD-LIBOR

CDX.HY	Credit Derivatives Index - High Yield	CPTFEMU	Eurozone HICP ex-Tobacco Index	UKRPI	United Kingdom Retail Prices Index

CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor

ALT	Alternate Loan Trust	DAC	Designated Activity Company	oz.	Ounce

BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	LIBOR	London Interbank Offered Rate

SEMIANNUAL REPORT	|	JUNE 30, 2021	47

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month period ended June 30, 2021.

48	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT16SAR_063021

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2021

PIMCO Short-Term Portfolio

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2021. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic (“COVID-19”). Looking back, fourth quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was 4.3%. The economy gained momentum during the first quarter of 2021 as GDP growth in the U.S. was 6.3%. Finally, the Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was 6.5%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion a month of Treasury securities and $40 billion a month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed pushed forward its forecast for the first rate hikes. The central bank now expects two interest rate increases by the end of 2023, compared to 2024 in its March 2021 update. In addition, while Fed Chair Jerome Powell said it would begin discussing a scaling back of bond purchases, he maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” He also said that any discussion of raising rates was “highly premature.”

Economies outside the U.S. also continued to be impacted by COVID-19. In its April 2021 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.4% in 2021, compared to a 3.5% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low. It also continued to purchase bonds and, in June 2021, vowed to increase its purchases at a significantly higher pace than earlier in the year. Finally, in July 2021, after the reporting period ended, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium term, versus its previous target for inflation that was below but close to 2%. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond buying program. In June 2021, the central bank said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19-relief program by at least six months.

Both short- and long-term U.S. Treasury yields moved higher, albeit from very low levels, during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.45% at the end of the reporting period, versus 0.93% on December 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -2.02%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -1.04%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced mixed returns. The ICE BofAML Developed Markets High Yield

2	PIMCO VARIABLE INSURANCE TRUST

Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.65%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -1.00%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -3.38%.

Despite periods of volatility, global equities produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.25%, fueled, in our view, by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 13.05%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 7.45%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 5.74% and European equities, as represented by the MSCI Europe Index, returned 15.35%.

Commodity prices were volatile but generally produced positive results. When the reporting period began, Brent crude oil was approximately $51 a barrel, but ended the reporting period at roughly $75 a barrel. We believe oil prices rallied as producers reduced their output and then demand increased as global growth improved. Elsewhere, copper prices moved sharply higher, whereas gold prices declined.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar strengthened against several other major currencies. For example, the U.S. dollar returned 2.93% and 7.07% versus the euro and Japanese yen, respectively. However, the U.S. dollar returned -1.18% versus the British pound.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JUNE 30, 2021	3

Important Information About the PIMCO Short-Term Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Portfolio may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured

4	PIMCO VARIABLE INSURANCE TRUST

Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index

(“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Short-Term Portfolio	09/30/99	04/28/00	09/30/99	09/30/09	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The

SEMIANNUAL REPORT	|	JUNE 30, 2021	5

Important Information About the PIMCO Short-Term Portfolio	(Cont.)

Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolio is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted

that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolio is uncertain at this time.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Short-Term Portfolio

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of June 30, 2021†§

Corporate Bonds & Notes	31.4%

U.S. Government Agencies	17.9%

Short-Term Instruments‡	17.6%

Asset-Backed Securities	16.5%

Non-Agency Mortgage-Backed Securities	12.8%

U.S. Treasury Obligations	1.8%

Sovereign Issues	1.5%

Municipal Bonds & Notes	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Short-Term Portfolio Institutional Class	0.33%	1.27%	2.35%	1.80%	2.76%
PIMCO Short-Term Portfolio Administrative Class	0.26%	1.12%	2.19%	1.65%	2.68%
PIMCO Short-Term Portfolio Advisor Class	0.21%	1.02%	2.09%	1.54%	1.59%
FTSE 3-Month Treasury Bill Index±	0.03%	0.08%	1.14%	0.60%	1.64%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 09/30/1999.

± FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.47% for Institutional Class shares, 0.62% for Administrative Class shares, and 0.72% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Short-Term Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private- sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of securitized credit contributed to performance, as prices for these securities appreciated.

»	Holdings of investment grade corporate credit contributed to performance, as spreads tightened.

»	U.S. interest rate positioning contributed to performance, as the U.S. treasury curve steepened.

»	Overweight exposure to Canadian duration detracted from performance, as Canadian interest rates rose.

»	Holdings of government agency securities detracted from performance, as these securities posted negative returns.

SEMIANNUAL REPORT	|	JUNE 30, 2021	7

Expense Example PIMCO Short-Term Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2021 to June 30, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,003.30	$2.20	$1,000.00	$1,022.19	$2.22	0.45%
Administrative Class	1,000.00	1,002.60	2.93	1,000.00	1,021.46	2.96	0.60
Advisor Class	1,000.00	1,002.10	3.42	1,000.00	1,020.97	3.45	0.70

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 178/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	|	JUNE 30, 2021	9

Financial Highlights	PIMCO Short-Term Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

01/01/2021 - 06/30/2021+	$10.42	$0.05	$(0.03)	$0.02	$(0.09)	$0.00	$0.00	$(0.09)

12/31/2020	10.32	0.17	0.07	0.24	(0.14)	0.00	0.00	(0.14)

12/31/2019	10.29	0.28	0.02	0.30	(0.27)	0.00	0.00	(0.27)

12/31/2018	10.37	0.26	(0.09)	0.17	(0.24)	(0.01)	0.00	(0.25)

12/31/2017	10.30	0.21	0.05	0.26	(0.19)	0.00	0.00	(0.19)

12/31/2016	10.27	0.17	0.09	0.26	(0.18)	(0.05)	0.00	(0.23)
Administrative Class

01/01/2021 - 06/30/2021+	10.42	0.04	(0.02)	0.02	(0.09)	0.00	0.00	(0.09)

12/31/2020	10.32	0.15	0.08	0.23	(0.13)	0.00	0.00	(0.13)

12/31/2019	10.29	0.27	0.01	0.28	(0.25)	0.00	0.00	(0.25)

12/31/2018	10.37	0.24	(0.08)	0.16	(0.23)	(0.01)	0.00	(0.24)

12/31/2017	10.30	0.19	0.06	0.25	(0.18)	0.00	0.00	(0.18)

12/31/2016	10.27	0.15	0.09	0.24	(0.16)	(0.05)	0.00	(0.21)
Advisor Class

01/01/2021 - 06/30/2021+	10.42	0.04	(0.03)	0.01	(0.08)	0.00	0.00	(0.08)

12/31/2020	10.32	0.14	0.08	0.22	(0.12)	0.00	0.00	(0.12)

12/31/2019	10.29	0.26	0.01	0.27	(0.24)	0.00	0.00	(0.24)

12/31/2018	10.37	0.23	(0.09)	0.14	(0.21)	(0.01)	0.00	(0.22)

12/31/2017	10.30	0.18	0.06	0.24	(0.17)	0.00	0.00	(0.17)

12/31/2016	10.27	0.14	0.09	0.23	(0.15)	(0.05)	0.00	(0.20)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organization expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.35	0.24%	$69,465	0.45	%*	0.45	%*	0.45	%*	0.45	%*	0.96	%*	42%

10.42	2.40	29,870	0.47		0.47		0.45		0.45		1.62		114

10.32	2.95	39,236	0.64		0.64		0.45		0.45		2.70		76

10.29	1.68	8,352	0.51		0.51		0.45		0.45		2.47		71

10.37	2.55	6,492	0.60		0.60		0.45		0.45		2.04		161

10.30	2.52	6,534	0.48		0.48		0.45		0.45		1.66		862

10.35	0.16	217,416	0.60	*	0.60	*	0.60	*	0.60	*	0.82	*	42

10.42	2.24	246,924	0.62		0.62		0.60		0.60		1.40		114

10.32	2.80	234,168	0.79		0.79		0.60		0.60		2.62		76

10.29	1.53	233,601	0.66		0.66		0.60		0.60		2.34		71

10.37	2.40	140,075	0.75		0.75		0.60		0.60		1.88		161

10.30	2.37	136,266	0.63		0.63		0.60		0.60		1.50		862

10.35	0.12	228,088	0.70	*	0.70	*	0.70	*	0.70	*	0.72	*	42

10.42	2.14	222,266	0.72		0.72		0.70		0.70		1.30		114

10.32	2.69	205,254	0.89		0.89		0.70		0.70		2.52		76

10.29	1.43	189,730	0.76		0.76		0.70		0.70		2.22		71

10.37	2.30	153,735	0.85		0.85		0.70		0.70		1.79		161

10.30	2.27	135,645	0.73		0.73		0.70		0.70		1.40		862

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	11

Statement of Assets and Liabilities	PIMCO Short-Term Portfolio	June 30, 2021	(Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$437,610
Investments in Affiliates	87,223
Financial Derivative Instruments
Exchange-traded or centrally cleared	1
Over the counter	1,163
Cash	306
Deposits with counterparty	2,343
Foreign currency, at value	297
Receivable for Portfolio shares sold	198
Interest and/or dividends receivable	1,496
Dividends receivable from Affiliates	40
Total Assets	530,677

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$5,760
Payable for sale-buyback transactions	3,794

Financial Derivative Instruments
Exchange-traded or centrally cleared	186
Over the counter	172
Payable for investments purchased	4,520
Payable for investments in Affiliates purchased	40
Deposits from counterparty	390
Payable for Portfolio shares redeemed	585
Accrued investment advisory fees	105
Accrued supervisory and administrative fees	84
Accrued distribution fees	46
Accrued servicing fees	26
Total Liabilities	15,708

Net Assets	$514,969

Net Assets Consist of:
Paid in capital	$512,582
Distributable earnings (accumulated loss)	2,387

Net Assets	$514,969

Net Assets:
Institutional Class	$69,465
Administrative Class	217,416
Advisor Class	228,088

Shares Issued and Outstanding:
Institutional Class	6,709
Administrative Class	20,998
Advisor Class	22,029

Net Asset Value Per Share Outstanding(a):
Institutional Class	$10.35
Administrative Class	10.35
Advisor Class	10.35

Cost of investments in securities	$433,850
Cost of investments in Affiliates	$87,267
Cost of foreign currency held	$307
Cost or premiums of financial derivative instruments, net	$(539)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO Short-Term Portfolio

Six Months Ended June 30, 2021 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$3,181
Dividends from Investments in Affiliates	189
Total Income	3,370

Expenses:

Investment advisory fees	591
Supervisory and administrative fees	473
Servicing fees - Administrative Class	163
Distribution and/or servicing fees - Advisor Class	272
Trustee fees	7
Interest expense	4
Total Expenses	1,510

Net Investment Income (Loss)	1,860

Net Realized Gain (Loss):

Investments in securities	1,000
Investments in Affiliates	12
Exchange-traded or centrally cleared financial derivative instruments	320
Over the counter financial derivative instruments	(1,684)
Foreign currency	(41)

Net Realized Gain (Loss)	(393)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(2,088)
Investments in Affiliates	(53)
Exchange-traded or centrally cleared financial derivative instruments	(414)
Over the counter financial derivative instruments	1,819
Foreign currency assets and liabilities	9

Net Change in Unrealized Appreciation (Depreciation)	(727)

Net Increase (Decrease) in Net Assets Resulting from Operations	$740

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	13

Statements of Changes in Net Assets	PIMCO Short-Term Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,860	$6,730
Net realized gain (loss)	(393)	(363)
Net change in unrealized appreciation (depreciation)	(727)	4,375

Net Increase (Decrease) in Net Assets Resulting from Operations	740	10,742

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(511)	(456)
Administrative Class	(1,834)	(2,957)
Advisor Class	(1,766)	(2,497)

Total Distributions(a)	(4,111)	(5,910)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	19,280	15,570

Total Increase (Decrease) in Net Assets	15,909	20,402

Net Assets:

Beginning of period	499,060	478,658
End of period	$514,969	$499,060

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Short-Term Portfolio	June 30, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 85.0%

CORPORATE BONDS & NOTES 32.0%

BANKING & FINANCE 18.0%

AerCap Ireland Capital DAC
4.450% due 12/16/2021		$1,600	$1,624
4.625% due 07/01/2022		200	208
5.000% due 10/01/2021		500	505

AIA Group Ltd.
0.655% (US0003M + 0.520%) due 09/20/2021 ~		1,800	1,800

Air Lease Corp.
2.250% due 01/15/2023		400	411
2.750% due 01/15/2023		700	722

Aircastle Ltd.
5.500% due 02/15/2022		300	309

Ally Financial, Inc.
4.125% due 02/13/2022		800	818

Aozora Bank Ltd.
2.550% due 09/09/2022		700	714

Aviation Capital Group LLC
0.856% (US0003M + 0.670%) due 07/30/2021 ~		1,500	1,500
2.875% due 01/20/2022		1,400	1,414

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025		1,400	1,442
5.500% due 01/15/2023		500	531

Banco Santander S.A.
1.694% due 01/19/2023 •	AUD	800	608

Bank of America Corp.
0.757% due 10/24/2024 •		$500	504

Barclays PLC
1.536% (US0003M + 1.380%) due 05/16/2024 ~		3,400	3,464
1.586% (US0003M + 1.430%) due 02/15/2023 ~		200	202

BOC Aviation Ltd.
2.375% due 09/15/2021		700	701
2.750% due 09/18/2022		900	916
3.000% due 05/23/2022		500	508

Brixmor Operating Partnership LP
1.226% (US0003M + 1.050%) due 02/01/2022 ~		600	602

Cantor Fitzgerald LP
6.500% due 06/17/2022		600	633

CIT Group, Inc.
5.000% due 08/15/2022		1,200	1,256

Citigroup, Inc.
1.158% (US0003M + 1.023%) due 06/01/2024 ~		400	406
1.256% (US0003M + 1.100%) due 05/17/2024 ~		1,100	1,118
1.762% (BBSW3M + 1.720%) due 10/27/2023 ~	AUD	1,500	1,156

CNH Industrial Capital LLC
3.875% due 10/15/2021		$400	404

Credit Agricole S.A.
1.185% (US0003M + 1.050%) due 03/22/2024 ~		1,400	1,417

Credit Suisse Group AG
1.359% (US0003M + 1.240%) due 06/12/2024 ~		1,2700	1,786

Danske Bank A/S
1.171% due 12/08/2023 •		1,700	1,709
1.179% (US0003M + 1.060%) due 09/12/2023 ~		900	911
3.001% due 09/20/2022 •		1,900	1,909
5.375% due 01/12/2024		300	333

Deutsche Bank AG
0.898% due 05/28/2024 (e)		500	498
4.250% due 10/14/2021		400	404

First Abu Dhabi Bank PJSC
1.134% (US0003M + 0.950%) due 04/16/2022 ~		2,600	2,612

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Motor Credit Co. LLC
3.219% due 01/09/2022		$500	$506
5.596% due 01/07/2022		2,600	2,657
5.875% due 08/02/2021		1,800	1,811

GA Global Funding Trust
1.625% due 01/15/2026		400	405

GE Capital Canada Funding Co.
4.600% due 01/26/2022	CAD	500	412

General Motors Financial Co., Inc.
1.275% (US0003M + 1.100%) due 11/06/2021 ~		$500	502
1.457% (US0003M + 1.310%) due 06/30/2022 ~		1,000	1,010
1.736% (US0003M + 1.550%) due 01/14/2022 ~		1,199	1,207

Goldman Sachs Group, Inc.
0.836% due 12/09/2026 •		500	499
0.900% (US0003M + 0.750%) due 02/23/2023 ~		600	606
1.239% (BBSW3M + 1.200%) due 05/16/2023 ~	AUD	1,000	760
1.934% (US0003M + 1.750%) due 10/28/2027 ~		$200	212

Hana Bank
0.845% (US0003M + 0.700%) due 10/02/2022 ~		500	502
0.994% (US0003M + 0.875%) due 09/14/2022 ~		500	502

HSBC Holdings PLC
1.139% (BBSW3M + 1.100%) due 02/16/2024 ~	AUD	300	227

ING Groep NV
1.060% (SOFRRATE + 1.010%) due 04/01/2027 ~		$700	708

International Bank for Reconstruction & Development
0.850% due 02/10/2027		3,700	3,658

International Lease Finance Corp.
8.625% due 01/15/2022		900	939

JPMorgan Chase & Co.
1.063% (US0003M + 0.890%) due 07/23/2024 ~		400	406

LeasePlan Corp. NV
2.875% due 10/24/2024		500	526

Lloyds Banking Group PLC
2.907% due 11/07/2023 •		500	516

Mirae Asset Securities Co. Ltd.
4.125% due 11/07/2021		300	303

Mitsubishi HC Capital, Inc.
3.406% due 02/28/2022		400	407

Mizuho Financial Group, Inc.
0.777% (US0003M + 0.630%) due 05/25/2024 ~		1,200	1,208
0.969% (US0003M + 0.850%) due 09/13/2023 ~		1,100	1,108
1.178% (US0003M + 0.990%) due 07/10/2024 ~		1,700	1,725

Nationwide Building Society
3.622% due 04/26/2023 •		500	513

Natwest Group PLC
1.626% (US0003M + 1.470%) due 05/15/2023 ~		3,100	3,133
1.697% (US0003M + 1.550%) due 06/25/2024 ~		800	818

Nissan Motor Acceptance Corp.
0.836% due 09/28/2022 •		2,100	2,103
1.078% (US0003M + 0.890%) due 01/13/2022 ~		2,300	2,306
1.900% due 09/14/2021		700	702

Nomura Holdings, Inc.
1.851% due 07/16/2025		2,200	2,251
2.648% due 01/16/2025		1,000	1,052

Nordea Bank Abp
1.075% (US0003M + 0.940%) due 08/30/2023 ~		1,000	1,012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pacific Life Global Funding
0.663% (SOFRRATE + 0.620%) due 06/04/2026 ~		$500	$501

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		1,500	1,570

Piper Jaffray Cos.
4.740% due 10/15/2021		200	201
5.200% due 10/15/2023		700	702

QNB Finance Ltd.
1.176% (US0003M + 1.000%) due 05/02/2022 ~		4,200	4,221
1.256% (SOFRRATE + 1.225%) due 02/12/2022 ~		400	402
1.760% (US0003M + 1.570%) due 07/19/2021 ~		400	400
3.500% due 03/28/2024		1,500	1,602

Santander UK Group Holdings PLC
1.089% due 03/15/2025 •		2,700	2,710
3.373% due 01/05/2024 •		500	520

SL Green Operating Partnership LP
1.136% (US0003M + 0.980%) due 08/16/2021 ~		500	500

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021		500	500
3.000% due 07/15/2022		2,500	2,558
3.550% due 04/15/2024		1,000	1,063

State Bank of India
3.250% due 01/24/2022		1,100	1,115

UBS AG
0.910% (BBSW3M + 0.870%) due 07/30/2025 ~	AUD	1,300	990

Wells Fargo & Co.
2.094% due 04/25/2022 (e)	CAD	200	163

			92,985

INDUSTRIALS 11.1%

7-Eleven, Inc.
0.625% due 02/10/2023		$800	801
0.800% due 02/10/2024		600	599

Arrow Electronics, Inc.
3.500% due 04/01/2022		600	610

BAT Capital Corp.
3.222% due 08/15/2024		600	638

Bayer U.S. Finance LLC
1.129% (US0003M + 1.010%) due 12/15/2023 ~		1,200	1,218

Berry Global, Inc.
0.950% due 02/15/2024		700	701
4.875% due 07/15/2026		1,300	1,377

BOC Aviation USA Corp.
1.625% due 04/29/2024		500	504

Boeing Co.
1.433% due 02/04/2024		1,300	1,304
1.875% due 06/15/2023		300	306
2.200% due 10/30/2022		300	305
4.508% due 05/01/2023		3,100	3,306

CenterPoint Energy Resources Corp.
0.631% (US0003M + 0.500%) due 03/02/2023 ~		1,000	1,000

Central Nippon Expressway Co. Ltd.
0.735% (US0003M + 0.560%) due 11/02/2021 ~		4,500	4,507
0.939% due 03/03/2022 •		2,500	2,511
2.567% due 11/02/2021		1,000	1,007

Charter Communications Operating LLC
1.826% (US0003M + 1.650%) due 02/01/2024 ~		4,500	4,628

DAE Funding LLC
1.550% due 08/01/2024		1,200	1,200

Delta Air Lines, Inc.
3.625% due 03/15/2022		1,100	1,116

Diamondback Energy, Inc.
0.900% due 03/24/2023		400	400

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	15

Schedule of Investments	PIMCO Short-Term Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Energy Transfer LP
5.000% due 10/01/2022		$300	$313

GATX Corp.
0.896% (US0003M + 0.720%) due 11/05/2021 ~		1,000	1,002

General Mills, Inc.
6.410% due 10/15/2022		600	643

Heathrow Funding Ltd.
4.875% due 07/15/2023		600	600

Hewlett Packard Enterprise Co.
0.914% (US0003M + 0.720%) due 10/05/2021 ~		1,000	1,000

Hyundai Capital America
0.800% due 04/03/2023		1,000	1,000
1.137% due 07/08/2021 •		400	400
1.137% (US0003M + 0.940%) due 07/08/2021 ~		690	690
1.150% due 11/10/2022		1,800	1,813
2.375% due 02/10/2023		400	411

Imperial Brands Finance PLC
3.125% due 07/26/2024		1,600	1,685
3.750% due 07/21/2022		1,600	1,642

Kraft Heinz Foods Co.
0.982% (US0003M + 0.820%) due 08/10/2022 ~		300	300

Lennar Corp.
4.125% due 01/15/2022		700	709
4.750% due 11/15/2022		700	734
5.375% due 10/01/2022		200	212

Marriott International, Inc.
3.125% due 10/15/2021		1,000	1,001

MGM Resorts International
7.750% due 03/15/2022		1,600	1,674

Microchip Technology, Inc.
0.983% due 09/01/2024		800	797

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		1,000	1,043

NXP BV
3.875% due 09/01/2022		500	519

Occidental Petroleum Corp.
1.606% (US0003M + 1.450%) due 08/15/2022 ~		3,600	3,583

Reliance Industries Ltd.
5.400% due 02/14/2022		400	411

Reynolds American, Inc.
4.450% due 06/12/2025		1,000	1,108

Sabine Pass Liquefaction LLC
6.250% due 03/15/2022		500	513

Saudi Arabian Oil Co.
1.250% due 11/24/2023		200	202

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		25	25

Sutter Health
1.321% due 08/15/2025		100	101

Valero Energy Corp.
1.269% (US0003M + 1.150%) due 09/15/2023 ~		1,400	1,402

VMware, Inc.
2.950% due 08/21/2022		200	205

VW Credit Canada, Inc.
2.650% due 06/27/2022 (e)	CAD	1,000	822
3.700% due 11/14/2022 (e)		3,000	2,513

			57,111

SPECIALTY FINANCE 0.6%

CIMIC Group Ltd.
0.000% due 07/09/2021 (e)		$2,700	2,698

Lloyds Banking Group PLC
1.385% due 09/02/2021 (e)		400	400

			3,098

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 2.3%

AT&T, Inc.
2.850% due 05/25/2024 (e)	CAD	500	$421

Israel Electric Corp. Ltd.
6.875% due 06/21/2023		$400	447

OGE Energy Corp.
0.703% due 05/26/2023		700	700

Pacific Gas & Electric Co.
1.531% (US0003M + 1.375%) due 11/15/2021 ~		900	902
1.598% (US0003M + 1.480%) due 06/16/2022 ~		1,500	1,501
1.750% due 06/16/2022		2,800	2,799
3.400% due 08/15/2024		300	315
3.750% due 02/15/2024		400	420
3.850% due 11/15/2023		100	105

Southern California Edison Co.
0.880% (SOFRRATE + 0.830%) due 04/01/2024 ~		700	703

Sprint Corp.
7.250% due 09/15/2021		700	712
7.875% due 09/15/2023		200	227

Verizon Communications, Inc.
0.840% (SOFRRATE + 0.790%) due 03/20/2026 ~		700	713
1.259% (BBSW3M + 1.220%) due 02/17/2023 ~	AUD	2,400	1,817

			11,782

Total Corporate Bonds & Notes (Cost $163,363)			164,976

MUNICIPAL BONDS & NOTES 0.5%

CALIFORNIA 0.4%

California State General Obligation Bonds, Series 2017
0.866% (US0001M + 0.780%) due 04/01/2047 ~		$1,300	1,302

Orange Unified School District, California Revenue Bonds, Series 2008
0.942% (US0001M + 0.850%) due 05/01/2043 ~(e)		1,000	1,000

			2,302

LOUISIANA 0.1%

Tulane University, Louisiana Revenue Bonds, (NPFGC Insured), Series 2007
0.456% (US0003M + 0.300%) due 02/15/2036 ~		370	345

Total Municipal Bonds & Notes (Cost $2,652)			2,647

U.S. GOVERNMENT AGENCIES 18.2%

Fannie Mae
0.152% due 12/25/2036 •		3	3
0.212% due 03/25/2034 •		1	1
0.242% due 08/25/2034 •		1	1
0.292% due 02/25/2037 •		30	30
0.442% due 05/25/2042 •		2	2
0.772% due 12/25/2037 •		23	24
0.875% due 12/18/2026		5,000	4,948
1.328% due 03/01/2044 - 07/01/2044 •		9	8

Federal Home Loan Bank
0.750% due 02/24/2026		3,800	3,781
0.830% due 02/10/2027		24,300	23,958
0.850% due 02/17/2027		4,500	4,440
0.900% due 02/26/2027		5,800	5,734
0.920% due 02/26/2027		4,000	3,958
0.960% due 03/05/2026		3,800	3,794
1.000% due 03/23/2026		1,100	1,100
1.020% due 02/24/2027		7,000	6,954
1.115% due 02/26/2027		4,300	4,287

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
0.523% due 09/15/2041 •		$10	$11
0.600% due 10/15/2025		5,000	4,956
0.750% due 06/23/2026		7,000	6,950
0.773% due 02/15/2038 •		17	18
0.800% due 10/27/2026 - 10/28/2026		7,500	7,420
1.316% due 10/25/2044 •		34	35
1.328% due 02/25/2045 •		36	36
1.516% due 07/25/2044 •		13	13
2.174% due 07/15/2035 •		672	680
2.500% due 10/25/2048		307	317
3.000% due 09/25/2045		524	527

Ginnie Mae
0.410% due 06/20/2051 «•		4,600	4,581
0.657% due 04/20/2062 •		125	125
0.707% due 10/20/2065 •		307	309
0.760% due 06/20/2051 «•		2,500	2,494
0.807% due 02/20/2062 •		111	112
0.907% due 01/20/2066 - 05/20/2066 •		434	441
0.957% due 11/20/2066 •		451	461
1.107% due 01/20/2066 - 03/20/2066 •		987	1,012
2.000% due 02/20/2032 •		2	2
2.500% due 01/20/2049 - 10/20/2049		230	240

Uniform Mortgage-Backed Security
4.000% due 01/01/2049 - 08/01/2049		51	54

Total U.S. Government Agencies (Cost $94,557)			93,817

U.S. TREASURY OBLIGATIONS 1.9%

U.S. Treasury Notes
0.125% due 04/30/2023 (f)		3,800	3,793
0.750% due 01/31/2028 (f)		5,900	5,746

Total U.S. Treasury Obligations (Cost $9,600)			9,539

NON-AGENCY MORTGAGE-BACKED SECURITIES 13.0%

ACRES Commercial Realty Corp.
2.624% due 04/17/2037 •		1,139	1,141

AREIT Trust
1.144% due 09/14/2036 •		1,000	1,001
2.744% due 04/15/2037 •		808	814

Atrium Hotel Portfolio Trust
1.023% due 06/15/2035 •		700	701

Avon Finance PLC
0.949% due 09/20/2048 •	GBP	2,081	2,888

BAMLL Commercial Mortgage Securities Trust
1.123% due 04/15/2036 •		$400	399
1.273% due 03/15/2034 •		400	401

Bancorp Commercial Mortgage Trust
1.174% due 09/15/2036 •		183	183

Bear Stearns Adjustable Rate Mortgage Trust
2.742% due 01/25/2034 ~		1	1

Bear Stearns ALT-A Trust
3.008% due 09/25/2035 ^~		8	6

Brass PLC
0.856% due 11/16/2066 •		176	177

BX Commercial Mortgage Trust
0.773% due 01/15/2034 •		200	201

Citigroup Mortgage Loan Trust
3.228% due 09/25/2059 þ		242	243

Citigroup Mortgage Loan Trust, Inc.
2.220% due 09/25/2035 •		2	2

COLT Mortgage Loan Trust
1.255% due 09/25/2065 ~		570	572

Commercial Mortgage Trust
0.705% due 03/10/2046 •		24	24

Countrywide Home Loan Reperforming REMIC Trust
0.432% due 06/25/2035 •		5	4

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse First Boston Mortgage Securities Corp.
0.714% due 03/25/2032 ~		$2	$1
2.736% due 06/25/2033 ~		4	4

Credit Suisse Mortgage Capital Trust
1.073% due 07/15/2032 •		1,000	997
1.796% due 12/27/2060 ~		985	988
2.980% due 10/27/2059 ~		635	641
3.322% due 10/25/2058 ~		166	167

Eurohome UK Mortgages PLC
0.231% due 06/15/2044 •	GBP	85	115

European Loan Conduit
1.000% due 02/17/2030 •	EUR	999	1,190

Extended Stay America Trust
1.155% due 07/15/2038 •(a)		$2,500	2,513

Finsbury Square
0.000% due 12/16/2067 •	GBP	200	277

Finsbury Square PLC
1.034% due 09/12/2068 •		850	1,180
1.052% due 06/16/2069 •		522	725
1.059% due 12/16/2069 •		670	934

GCAT
1.091% due 05/25/2066 ~		$1,500	1,505

GCAT LLC
3.228% due 11/26/2049 þ		421	426

GCCFC Commercial Mortgage Trust
0.873% due 02/15/2038 •		400	401

Gemgarto PLC
0.639% due 12/16/2067 •	GBP	874	1,215

GreenPoint Mortgage Funding Trust
0.532% due 06/25/2045 •		$12	11

GS Mortgage Securities Trust
3.648% due 01/10/2047		259	268

GS Mortgage-Backed Securities Corp. Trust
1.750% due 12/25/2060 ~		2,570	2,612

GSR Mortgage Loan Trust
2.924% due 09/25/2035 ~		3	3

HarborView Mortgage Loan Trust
0.533% due 05/19/2035 •		14	13

Hawksmoor Mortgage Funding PLC
1.099% due 05/25/2053 •	GBP	707	984

Hawksmoor Mortgages
1.099% due 05/25/2053 •		3,537	4,918

Homeward Opportunities Fund Trust
1.657% due 05/25/2065 ~		$327	329

HPLY Trust
1.073% due 11/15/2036 •		325	326

Impac CMB Trust
0.732% due 03/25/2035 •		112	110

JP Morgan Chase Commercial Mortgage Securities Trust
1.073% due 06/15/2032 •		151	152
1.523% due 12/15/2031 •		355	353
2.560% due 06/15/2035 •		485	486

Lanark Master Issuer PLC
0.920% due 12/22/2069 •		500	501

Legacy Mortgage Asset Trust
1.750% due 07/25/2061 þ		495	494
3.000% due 06/25/2059 þ		164	164

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.513% due 12/15/2030 •		1	1

MF1 Ltd.
1.262% due 12/25/2034 •		283	284

MF1 Multifamily Housing Mortgage Loan Trust
0.974% due 07/15/2036 •		2,100	2,103

MFA Trust
1.381% due 04/25/2065 ~		1,042	1,048

Mill City Mortgage Loan Trust
1.125% due 11/25/2060 ~		1,306	1,313
2.750% due 08/25/2059 ~		674	699

Morgan Stanley Capital Trust
1.073% due 05/15/2036 •		800	797

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MortgageIT Trust
0.732% due 02/25/2035 •		$84	$84

New Residential Mortgage Loan Trust
0.941% due 09/25/2058 ~		922	923
2.750% due 07/25/2059 ~		2,293	2,393
2.750% due 11/25/2059 ~		2,119	2,194
3.500% due 12/25/2057 ~		104	108
4.500% due 05/25/2058 ~		227	247

Nomura Resecuritization Trust
0.550% due 12/26/2036 •		69	69

Permanent Master Issuer PLC
0.734% due 07/15/2058 •		400	401

PFP Ltd.
1.045% due 04/14/2036 •		723	724
1.125% due 04/14/2037 •		1,420	1,422

Polaris RMBS
1.300% due 04/27/2057 •	GBP	508	705

Pretium Mortgage Credit Partners LLC
2.240% due 09/27/2060 þ		$188	188

Residential Mortgage Securities PLC
1.281% due 09/20/2065 •	GBP	207	287
1.299% due 06/20/2070 •		617	862

RESIMAC Premier
0.777% due 07/10/2052 •		$448	447

Ripon Mortgages PLC
0.881% due 08/20/2056 •	GBP	3,416	4,736

RMAC PLC
0.784% due 06/12/2046		340	471

Sequoia Mortgage Trust
0.836% due 02/20/2034 •		$131	121

Silverstone Master Issuer PLC
0.756% due 01/21/2070 •		127	127
0.799% due 01/21/2070 •	GBP	462	645

Stratton Mortgage Funding PLC
0.948% due 07/20/2060 •		486	675

Structured Asset Mortgage Investments Trust
0.552% due 05/25/2045 •		$17	17
0.593% due 07/19/2035 •		2	2
0.753% due 09/19/2032 •		1	1

Towd Point Mortgage Funding
0.949% due 07/20/2045 •	GBP	1,467	2,036
1.249% due 02/20/2054 •		497	693

Towd Point Mortgage Funding PLC
1.111% due 10/20/2051 •		711	989

Tower Bridge Funding PLC
1.281% due 12/20/2061 •		635	881

VMC Finance LLC
1.183% due 06/16/2036 •		$2,000	2,006

WaMu Mortgage Pass-Through Certificates Trust
1.116% due 02/25/2046 •		8	8
1.116% due 08/25/2046 •		9	9
1.316% due 11/25/2042 •		4	4
1.516% due 06/25/2042 •		1	1

Wells Fargo Commercial Mortgage Trust
0.923% due 12/13/2031 •		500	493
4.218% due 07/15/2046 ~		400	424

Wells Fargo-RBS Commercial Mortgage Trust
0.872% due 12/15/2045 •		622	623
1.282% due 06/15/2045 •		1,066	1,065

Total Non-Agency Mortgage-Backed Securities (Cost $64,546)			67,087

ASSET-BACKED SECURITIES 16.9%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040		1,673	1,683

ACE Securities Corp. Home Equity Loan Trust
0.872% due 04/25/2034 •		336	331

AmeriCredit Automobile Receivables Trust
0.600% due 12/18/2023		238	238

Anchorage Capital CLO Ltd.
1.234% due 07/15/2030 •		2,300	2,298

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Arbor Realty Commercial Real Estate Notes Ltd.
1.223% due 05/15/2037 •		$400	$400

ARES L CLO Ltd.
0.000% due 01/15/2032 •		300	300

Arkansas Student Loan Authority
1.047% due 11/25/2043 •		54	54

Bain Capital Euro DAC
0.740% due 01/20/2032 •	EUR	1,200	1,421

Bear Stearns Second Lien Trust
1.442% due 01/25/2036 •		$145	145

Birch Grove CLO Ltd.
0.000% due 06/15/2031 •(a)		1,500	1,500

Cathedral Lake CLO Ltd.
1.034% due 07/16/2029 •		700	700

Chesapeake Funding LLC
0.870% due 08/16/2032		781	785
3.230% due 08/15/2030		295	298

CIFC Funding Ltd.
1.038% due 10/24/2030 •		2,000	2,001

CLNC Ltd.
1.374% due 08/20/2035 •		1,200	1,201

Commonbond Student Loan Trust
2.550% due 05/25/2041		80	82

Countrywide Asset-Backed Certificates
0.832% due 05/25/2032 •		1	1
1.592% due 10/25/2034 •		829	835

Credit Suisse First Boston Mortgage Securities Corp.
0.832% due 08/25/2032 •		2	2

Dell Equipment Finance Trust
2.260% due 06/22/2022		516	519

Dorchester Park CLO DAC
1.088% due 04/20/2028 •		272	272

ECMC Group Student Loan Trust
0.842% due 02/27/2068 •		443	446
1.092% due 07/25/2069 •		396	402

Edsouth Indenture LLC
0.822% due 04/25/2039 •		47	47

EFS Volunteer LLC
1.026% due 10/25/2035 •		199	200

Enterprise Fleet Financing LLC
3.140% due 02/20/2024		28	28

Finance America Mortgage Loan Trust
0.917% due 08/25/2034 •		192	191

FirstKey Homes Trust
1.266% due 10/19/2037		1,896	1,895

Flagship Credit Auto Trust
2.830% due 10/16/2023		80	80

Ford Auto Securitization Trust
2.321% due 10/15/2023	CAD	867	706

Ford Credit Floorplan Master Owner Trust
0.673% due 09/15/2024 •		$700	705

Fremont Home Loan Trust
0.827% due 01/25/2035 •		298	296

Gallatin CLO Ltd.
1.236% due 01/21/2028 •		1,000	1,000
1.484% (US0003M + 1.050%) due 07/15/2027 ~		1,072	1,072

Greystone Commercial Real Estate Notes Ltd.
1.253% due 09/15/2037 •		500	500

Hayfin Emerald CLO DAC
1.450% due 02/15/2033 •	EUR	500	594

HERA Commercial Mortgage Ltd.
1.133% due 02/18/2038 •		$200	200

KKR CLO Ltd.
0.000% due 07/15/2030 •		1,200	1,200

LCM LP
0.000% due 04/20/2031 •		1,900	1,901
1.228% due 10/20/2027 •		1,381	1,381

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ		302	304

LoanCore Issuer Ltd.
1.203% due 05/15/2036 •		900	900
1.373% due 07/15/2036 •		2,000	2,008

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	17

Schedule of Investments	PIMCO Short-Term Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Long Beach Mortgage Loan Trust
1.067% due 04/25/2035 •		$828	$830

LP Credit Card ABS Master Trust
1.661% due 08/20/2024 •		590	590

Mackay Shields Euro CLO
1.550% due 08/15/2033 •	EUR	2,100	2,494

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •		300	356

Marlette Funding Trust
3.130% due 07/16/2029		$162	163

Master Credit Card Trust
0.583% due 07/21/2024 •		500	503

MASTR Asset-Backed Securities Trust
0.192% due 11/25/2036 •		2	1
0.792% due 09/25/2034 •		183	179

MidOcean Credit CLO
0.000% due 01/29/2030 •		2,300	2,298
1.205% due 02/20/2031 •		900	900

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~		243	246

Morgan Stanley ABS Capital, Inc. Trust
0.992% due 05/25/2034 •		358	356

Mountain View CLO LLC
1.274% due 10/16/2029 •		800	800

Mountain View CLO Ltd.
0.984% due 10/15/2026 •		75	75

MP CLO Ltd.
0.891% due 10/18/2028 •		2,000	2,000

Navient Private Education Loan Trust
1.073% due 04/15/2069 •		2,156	2,173
2.650% due 12/15/2028		54	54

Navient Private Education Refi Loan Trust
1.170% due 09/16/2069		477	479
1.310% due 01/15/2069		1,489	1,501
1.690% due 05/15/2069		3,483	3,530

Nelnet Student Loan Trust
0.792% due 09/27/2038 •		1,693	1,689
0.892% due 08/25/2067 •		1,035	1,033
0.992% due 06/27/2067 •		392	398

Northstar Education Finance, Inc.
0.792% due 12/26/2031 •		24	25

NovaStar Mortgage Funding Trust
0.752% due 01/25/2036 •		279	278

Oaktree CLO
1.450% due 05/13/2029 •		2,823	2,827

Palmer Square Loan Funding Ltd.
1.006% due 08/15/2026 •		208	208
1.076% due 10/24/2027 •		504	504

Penarth Master Issuer PLC
0.623% due 07/18/2023 •		1,200	1,201

PFS Financing Corp.
0.623% due 04/15/2024 •		1,000	1,003
0.930% due 08/15/2024		500	503
2.230% due 10/15/2024		500	511

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Renaissance Home Equity Loan Trust
0.812% due 11/25/2034 •	$4	$4
0.972% due 08/25/2033 •	3	3

Shackleton CLO Ltd.
1.318% due 10/20/2028 •	1,734	1,736

SLC Student Loan Trust
0.216% due 05/15/2029 •	533	530
0.229% due 03/15/2027 •	415	414

SLM Student Loan Trust
0.542% due 06/25/2043 •	665	657
0.589% due 12/15/2027 •	132	132
1.676% due 04/25/2023 •	535	540

SMB Private Education Loan Trust
0.392% due 09/15/2054 •	194	194
0.942% due 09/15/2054 •	2,400	2,429
1.523% due 02/17/2032 •	84	85
1.600% due 09/15/2054	600	607

SoFi Consumer Loan Program Trust
2.900% due 05/25/2028	104	104
3.010% due 04/25/2028	28	29

SoFi Professional Loan Program LLC
2.720% due 10/27/2036	64	64

Sound Point CLO Ltd.
1.163% due 01/23/2029 •	1,477	1,479

Springleaf Funding Trust
2.680% due 07/15/2030	168	169

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ	186	188

Towd Point Mortgage Trust
1.092% due 05/25/2058 •	449	453
1.092% due 10/25/2059 •	472	476
1.636% due 04/25/2060 ~	3,748	3,786
2.710% due 01/25/2060 ~	1,346	1,385
3.750% due 05/25/2058 ~	671	708

TPG Real Estate Finance Ltd.
1.274% due 10/15/2034 •	1,300	1,300

Upstart Securitization Trust
2.684% due 01/21/2030	96	97
2.897% due 09/20/2029	29	29

Utah State Board of Regents
0.842% due 01/25/2057 •	1,150	1,144

Venture CLO Ltd.
0.000% due 09/07/2030 •	2,500	2,498
1.064% due 04/15/2027 •	1,441	1,438
1.223% due 04/20/2032 •	2,500	2,500
1.288% due 01/20/2029 •	700	701

Total Asset-Backed Securities (Cost $86,343)		86,709

SOVEREIGN ISSUES 1.5%

Export-Import Bank of India
1.149% (US0003M + 1.000%) due 08/21/2022 ~	1,200	1,205
1.166% (US0003M + 1.020%) due 03/28/2022 ~(e)	1,000	1,004

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Israel Government International Bond
0.750% due 07/31/2022	ILS	3,600	$1,113
5.500% due 01/31/2022		10,400	3,294

Saudi Government International Bond
2.375% due 10/26/2021		$1,000	1,006

Total Sovereign Issues (Cost $7,586)			7,622

SHORT-TERM INSTRUMENTS 1.0%

ISRAEL TREASURY BILLS 0.9%
(0.026)% due 11/30/2021 - 02/02/2022 (b)(c)	ILS	15,100	4,632

U.S. TREASURY BILLS 0.1%
0.023% due 08/10/2021 (c)(d)		$581	581

Total Short-Term Instruments (Cost $5,203)			5,213

Total Investments in Securities (Cost $433,850)			437,610

		SHARES
INVESTMENTS IN AFFILIATES 16.9%

SHORT-TERM INSTRUMENTS 16.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 16.9%

PIMCO Short Asset Portfolio		4,499,741	45,097

PIMCO Short-Term Floating NAV Portfolio III		4,272,011	42,126

Total Short-Term Instruments (Cost $87,267)			87,223

Total Investments in Affiliates (Cost $87,267)			87,223

Total Investments 101.9% (Cost $521,117)			$524,833

Financial Derivative Instruments (g)(h) 0.2% (Cost or Premiums, net $(539))			806
Other Assets and Liabilities, net (2.1)%			(10,670)

Net Assets 100.0%			$514,969

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T, Inc.	2.850%	05/25/2024	10/05/2020	$393	$421	0.08%
CIMIC Group Ltd.	0.000	07/09/2021	02/23/2021	2,698	2,698	0.52
Deutsche Bank AG	0.898	05/28/2024	05/25/2021-05/26/2021	500	498	0.10
Export-Import Bank of India	1.166	03/28/2022	12/19/2019	997	1,004	0.20
Lloyds Banking Group PLC	1.385	09/02/2021	05/22/2018	400	400	0.08
Orange Unified School District, California Revenue Bonds, Series 2008	0.942	05/01/2043	11/27/2019	997	1,000	0.19
VW Credit Canada, Inc.	2.650	06/27/2022	10/05/2020	766	822	0.16
VW Credit Canada, Inc.	3.700	11/14/2022	10/13/2020-12/14/2020	2,418	2,513	0.49
Wells Fargo & Co.	2.094	04/25/2022	10/06/2020	152	163	0.03

				$9,321	$9,519	1.85%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
GRE	0.040%	06/08/2021	07/13/2021	$(5,760)	$(5,760)

Total Reverse Repurchase Agreements					$(5,760)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
CSN	0.070%	06/25/2021	07/02/2021	$(3,794)	$(3,794)

Total Sale-Buyback Transactions					$(3,794)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
GRE	$0	$(5,760)	$0	$(5,760)	$5,745	$(15)
TDM	0	0	0	0	(8)	(8)

Master Securities Forward Transaction Agreement
CSN	0	0	(3,794)	(3,794)	3,793	(1)

Total Borrowings and Other Financing Transactions	$0	$(5,760)	$(3,794)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(5,760)	$0	$0	$(5,760)

Total	$0	$(5,760)	$0	$0	$(5,760)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(3,794)	0	0	(3,794)

Total	$0	$(3,794)	$0	$0	$(3,794)

Total Borrowings	$0	$(9,554)	$0	$0	$(9,554)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(9,554)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	19

Schedule of Investments	PIMCO Short-Term Portfolio	(Cont.)

(f)	Securities with an aggregate market value of $9,539 have been pledged as collateral under the terms of the above master agreements as of June 30, 2021.

(1)

The average amount of borrowings outstanding during the period ended June 30, 2021 was $(9,238) at a weighted average interest rate of 0.056%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month Canada Bankers’ Acceptance December Futures	12/2022	298	$	59,376	$(105)	$0	$(9)
3-Month Canada Bankers’ Acceptance March Futures	03/2023	383		76,161	(561)	0	(11)
U.S. Treasury 2-Year Note September Futures	09/2021	27		5,949	(4)	0	0

					$(670)	$0	$(20)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note September Futures	09/2021	812	$	(100,225)	$191	$0	$(51)
U.S. Treasury 10-Year Ultra Long-Term Bond September Futures	09/2021	231		(34,004)	(638)	0	(112)

					$(447)	$0	$(163)

Total Futures Contracts					$(1,117)	$0	$(183)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.IG-36 5-Year Index	(1.000)%	Quarterly	06/20/2026	$	17,300	$(435)	$(11)	$(446)	$0	$(3)

INTEREST RATE SWAPS -BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
3-Month USD-LIBOR(4)	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	$	22,400	$0	$(10)	$(10)	$1	$0
3-Month USD-LIBOR(4)	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023		17,100	0	(7)	(7)	0	0

						$0	$(17)	$(17)	$1	$0

Total Swap Agreements						$(435)	$(28)	$(463)	$1	$(3)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$1	$1	$0	$(183)	$(3)	$(186)

Cash of $2,343 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2021	AUD	813		$613	$3	$0

BPS	07/2021		1,015		762	1	0

CBK	07/2021		4,756		3,679	112	0
	11/2021	ILS	7,201		2,214	4	(4)
	01/2022		1,900		582	0	(3)
	02/2022		7,902		2,422	5	(15)

GLM	07/2021	GBP	19,605		27,716	596	0
	01/2022	ILS	7,388		2,272	4	(5)

HUS	07/2021	AUD	303		233	6	0
	07/2021		$26,802	GBP	19,352	0	(32)
	08/2021	GBP	18,811		$26,038	14	0
	10/2021		$155	MXN	3,255	7	0
	01/2022	ILS	1,689		$519	2	(2)

JPM	07/2021		$595	GBP	429	0	(2)
	08/2022	ILS	3,643		$1,126	1	0

MYI	07/2021	GBP	176		245	1	0

SCX	07/2021	EUR	5,046		6,173	190	0
	08/2021		5,046		5,988	1	0

SSB	07/2021	AUD	405		313	10	0

TOR	07/2021	CAD	7,510		6,216	158	0
	08/2021		7,510		6,065	6	0

UAG	07/2021		$3,725	AUD	4,911	0	(42)
	08/2021	AUD	4,910		$3,725	42	0

Total Forward Foreign Currency Contracts						$1,163	$(105)

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	$101.422	07/07/2021	1,100	$(5)	$(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	102.297	08/05/2021	900	(3)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	103.797	08/05/2021	900	(3)	(1)

GSC	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	101.227	07/07/2021	400	(2)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	101.367	08/05/2021	600	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 09/01/2051	99.023	09/07/2021	900	(6)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 09/01/2051	101.023	09/07/2021	900	(4)	(5)

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	101.984	08/05/2021	600	(2)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	103.984	08/05/2021	600	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 08/01/2051	104.141	08/05/2021	14,300	(25)	(23)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	99.375	07/07/2021	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	100.219	07/07/2021	400	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	101.203	07/07/2021	1,500	(5)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	101.219	07/07/2021	400	(2)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	101.227	07/07/2021	100	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	101.375	07/07/2021	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	101.422	07/07/2021	300	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	101.547	07/07/2021	200	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	101.641	07/07/2021	900	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	101.645	07/07/2021	1,000	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	101.766	07/07/2021	400	(1)	0

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	21

Schedule of Investments	PIMCO Short-Term Portfolio	(Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	$99.188	08/05/2021	600	$(2)	$(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	99.406	08/05/2021	2,100	(9)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	99.688	08/05/2021	2,100	(7)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	99.938	08/05/2021	700	(2)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	101.188	08/05/2021	600	(1)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	101.406	08/05/2021	2,100	(5)	(6)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 09/01/2051	101.297	09/07/2021	600	(2)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	101.703	08/05/2021	100	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	103.609	08/05/2021	1,000	(3)	(2)

Total Written Options					$(104)	$(67)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$3	$0	$0	$3	$0	$0	$0	$0	$3	$0	$3
BPS	1	0	0	1	0	0	0	0	1	0	1
CBK	121	0	0	121	(22)	0	0	(22)	99	0	99
FAR	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
GLM	600	0	0	600	(5)	0	0	(5)	595	(390)	205
GSC	0	0	0	0	0	(11)	0	(11)	(11)	0	(11)
HUS	29	0	0	29	(34)	0	0	(34)	(5)	0	(5)
JPM	1	0	0	1	(2)	(24)	0	(26)	(25)	0	(25)
MYI	1	0	0	1	0	0	0	0	1	0	1
SAL	0	0	0	0	0	(29)	0	(29)	(29)	0	(29)
SCX	191	0	0	191	0	0	0	0	191	0	191
SSB	10	0	0	10	0	0	0	0	10	0	10
TOR	164	0	0	164	0	0	0	0	164	0	164
UAG	42	0	0	42	(42)	0	0	(42)	0	0	0

Total Over the Counter	$1,163	$0	$0	$1,163	$(105)	$(67)	$0	$(172)

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$0	$0
Swap Agreements	0	0	0	0	1	1

	$0	$0	$0	$0	$1	$1

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,163	$0	$1,163

	$0	$0	$0	$1,163	$1	$1,164

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$183	$183
Swap Agreements	0	3	0	0	0	3

	$0	$3	$0	$0	$183	$186

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$105	$0	$105
Written Options	0	0	0	0	67	67

	$0	$0	$0	$105	$67	$172

	$0	$3	$0	$105	$250	$358

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$491	$491
Swap Agreements	0	(1,093)	0	0	922	(171)

	$0	$(1,093)	$0	$0	$1,413	$320

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,978)	$0	$(1,978)
Written Options	0	2	0	0	292	294

	$0	$2	$0	$(1,978)	$292	$(1,684)

	$0	$(1,091)	$0	$(1,978)	$1,705	$(1,364)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(931)	$(931)
Swap Agreements	0	1,049	0	0	(532)	517

	$0	$1,049	$0	$0	$(1,463)	$(414)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,800	$0	$1,800
Written Options	0	(2)	0	0	21	19

	$0	$(2)	$0	$1,800	$21	$1,819

	$0	$1,047	$0	$1,800	$(1,442)	$1,405

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$92,985	$0	$92,985
Industrials	0	57,111	0	57,111
Specialty Finance	0	3,098	0	3,098
Utilities	0	11,782	0	11,782
Municipal Bonds & Notes
California	0	2,302	0	2,302
Louisiana	0	345	0	345
U.S. Government Agencies	0	86,742	7,075	93,817
U.S. Treasury Obligations	0	9,539	0	9,539
Non-Agency Mortgage-Backed Securities	0	67,087	0	67,087
Asset-Backed Securities	0	86,709	0	86,709
Sovereign Issues	0	7,622	0	7,622
Short-Term Instruments
Israel Treasury Bills	0	4,632	0	4,632
U.S. Treasury Bills	0	581	0	581

	$0	$430,535	$7,075	$437,610

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$87,223	$0	$0	$87,223

Total Investments	$87,223	$430,535	$7,075	$524,833

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$1	$0	$1
Over the counter	0	1,163	0	1,163

	$0	$1,164	$0	$1,164

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(20)	$(166)	$0	$(186)
Over the counter	0	(172)	0	(172)

	$(20)	$(338)	$0	$(358)

Total Financial Derivative Instruments	$(20)	$826	$0	$806

Totals	$87,203	$431,361	$7,075	$525,639

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	23

Schedule of Investments	PIMCO Short-Term Portfolio	(Cont.)	June 30, 2021	(Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended June 30, 2021:

Category and Subcategory	Beginning Balance at 12/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2021(1)
Investments in Securities, at Value
Loan Participations and Assignments	$2,598	$0	$(2,600)	$0	$0	$2	$0	$0	$0	$0
Municipal Bonds & Notes
California	963	0	0	0	0	37	0	(1,000)	0	0
U.S. Government Agencies	0	7,084	0	0	0	(9)	0	0	7,075	(9)
Non-Agency Mortgage-Backed Securities	678	0	(666)	0	0	(12)	0	0	0	0

	$4,239	$7,084	$(3,266)	$0	$0	$18	$0	$(1,000)	$7,075	$(9)

Financial Derivative Instruments - Liabilities
Over the counter	$(1)	$0	$1	$0	$0	$0	$0	$0	$0	$0

Totals	$4,238	$7,084	$(3,265)	$0	$0	$18	$0	$(1,000)	$7,075	$(9)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value	Weighted Average
Investments in Securities, at Value
U.S. Government Agencies	$7,075	Proxy Pricing	Base Price	99.719-99.891	99.779

Total	$7,075

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements	June 30, 2021	(Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Short-Term Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

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Notes to Financial Statements	(Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain

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exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The

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Notes to Financial Statements	(Cont.)

Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest

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rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

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Notes to Financial Statements	(Cont.)

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2021 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$0	$45,142	$0	$0	$(45)	$45,097	$141	$0

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Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$59,225	$267,948	$(285,051)	$12	$(8)	$42,126	$48	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed

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Notes to Financial Statements	(Cont.)

securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the

Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at June 30, 2021, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an

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underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(b) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(c) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current

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Notes to Financial Statements	(Cont.)

overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended June 30, 2021, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may

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be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s

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Notes to Financial Statements	(Cont.)

prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds,

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which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include:

(i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the

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Notes to Financial Statements	(Cont.)

issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Portfolio’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Portfolio rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by a Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Portfolio’s investments or the Investment Manager’s operations and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse

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Notes to Financial Statements	(Cont.)

of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of

40	PIMCO VARIABLE INSURANCE TRUST

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termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.20%	0.20%	0.20%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

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Notes to Financial Statements	(Cont.)

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through May 1, 2022, to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2021, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2021, were as follows (amounts in thousands†):

Purchases	Sales

$11,993	$85,041

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$106,167	$37,517	$95,674	$133,077

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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June 30, 2021	(Unaudited)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2021 (Unaudited)		Year Ended 12/31/2020

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	3,940	$41,089	932	$9,666

Administrative Class	7,305	76,161	12,044	124,290

Advisor Class	3,872	40,343	9,218	94,819
Issued as reinvestment of distributions

Institutional Class	49	511	44	455

Administrative Class	177	1,834	287	2,957

Advisor Class	170	1,766	242	2,497
Cost of shares redeemed

Institutional Class	(146)	(1,522)	(1,912)	(19,657)

Administrative Class	(10,174)	(106,107)	(11,336)	(116,849)

Advisor Class	(3,337)	(34,795)	(8,028)	(82,608)

Net increase (decrease) resulting from Portfolio share transactions	1,856	$19,280	1,491	$15,570

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2021, four shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 57% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2021, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2020, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$528

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements	(Cont.)	June 30, 2021	(Unaudited)

As of June 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$520,818	$6,213	$(2,787)	$3,426

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

44	PIMCO VARIABLE INSURANCE TRUST

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	GRE	NatWest Markets Securities Inc.	SCX	Standard Chartered Bank, London

BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co. LLC	SSB	State Street Bank and Trust Co.

CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	TDM	TD Securities (USA) LLC

CSN	Credit Suisse AG (New York)	JPM	JP Morgan Chase Bank N.A.	TOR	The Toronto-Dominion Bank

FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford

GLM	Goldman Sachs Bank USA	SAL	Citigroup Global Markets, Inc.

Currency Abbreviations:

AUD	Australian Dollar	GBP	British Pound	MXN	Mexican Peso

CAD	Canadian Dollar	ILS	Israeli Shekel	USD (or $)	United States Dollar

EUR	Euro

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

BBSW3M	3 Month Bank Bill Swap Rate	SOFRRATE	Secured Overnight Financing Rate	US0003M	ICE 3-Month USD LIBOR

CDX.IG	Credit Derivatives Index - Investment Grade	US0001M	ICE 1-Month USD LIBOR

Municipal Bond or Agency Abbreviations:

NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	RMBS	Residential Mortgage-Backed Security

ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit

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Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents,as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month period ended June 30, 2021.

46	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT17SAR_063021

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2021

PIMCO Total Return Portfolio

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2021. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic (“COVID-19”). Looking back, fourth quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was 4.3%. The economy gained momentum during the first quarter of 2021 as GDP growth in the U.S. was 6.3%. Finally, the Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was 6.5%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion a month of Treasury securities and $40 billion a month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed pushed forward its forecast for the first rate hikes. The central bank now expects two interest rate increases by the end of 2023, compared to 2024 in its March 2021 update. In addition, while Fed Chair Jerome Powell said it would begin discussing a scaling back of bond purchases, he maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” He also said that any discussion of raising rates was “highly premature.”

Economies outside the U.S. also continued to be impacted by COVID-19. In its April 2021 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.4% in 2021, compared to a 3.5% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low. It also continued to purchase bonds and, in June 2021, vowed to increase its purchases at a significantly higher pace than earlier in the year. Finally, in July 2021, after the reporting period ended, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium term, versus its previous target for inflation that was below but close to 2%. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond buying program. In June 2021, the central bank said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19-relief program by at least six months.

Both short- and long-term U.S. Treasury yields moved higher, albeit from very low levels, during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.45% at the end of the reporting period, versus 0.93% on December 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -2.02%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -1.04%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced mixed returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.65%, whereas

2	PIMCO VARIABLE INSURANCE TRUST

emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -1.00%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -3.38%.

Despite periods of volatility, global equities produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.25%, fueled, in our view, by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 13.05%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 7.45%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 5.74% and European equities, as represented by the MSCI Europe Index, returned 15.35%.

Commodity prices were volatile but generally produced positive results. When the reporting period began, Brent crude oil was approximately $51 a barrel, but ended the reporting period at roughly $75 a barrel. We believe oil prices rallied as producers reduced their output and then demand increased as global growth improved. Elsewhere, copper prices moved sharply higher, whereas gold prices declined.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar strengthened against several other major currencies. For example, the U.S. dollar returned 2.93% and 7.07% versus the euro and Japanese yen, respectively. However, the U.S. dollar returned -1.18% versus the British pound.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JUNE 30, 2021	3

Important Information About the PIMCO Total Return Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through

4	PIMCO VARIABLE INSURANCE TRUST

repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Total Return Portfolio	12/31/97	04/10/00	12/31/97	02/28/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each

SEMIANNUAL REPORT	|	JUNE 30, 2021	5

Important Information About the PIMCO Total Return Portfolio	(Cont.)

fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”) and address the roles and responsibilities of a portfolio’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Portfolio is uncertain.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolio is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolio is uncertain at this time.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Total Return Portfolio

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of June 30, 2021†§

Corporate Bonds & Notes	29.3%

Short-Term Instruments‡	15.4%

U.S. Government Agencies	14.3%

U.S. Treasury Obligations	12.4%

Asset-Backed Securities	11.0%

Non-Agency Mortgage-Backed Securities	9.5%

Sovereign Issues	6.3%

Preferred Securities	1.1%

Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Total Return Portfolio Institutional Class	(1.13)%	1.29%	3.81%	3.67%	5.55%
PIMCO Total Return Portfolio Administrative Class	(1.20)%	1.14%	3.65%	3.51%	5.30%
PIMCO Total Return Portfolio Advisor Class	(1.25)%	1.04%	3.55%	3.41%	4.87%
Bloomberg Barclays U.S. Aggregate Index±	(1.60)%	(0.33)%	3.03%	3.39%	4.85%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 12/31/1997.

± Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.54% for Institutional Class shares, 0.69% for Administrative Class shares, and 0.79% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented

Investment Objective and Strategy Overview

PIMCO Total Return Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Positions in non-Agency mortgage-backed securities (“MBS”) and other securitized assets contributed to relative performance, as spreads tightened.

»	Short exposure to duration in the U.K. contributed to relative performance, as interest rates rose.

»	Positions in high yield credit contributed to relative performance, as spreads tightened.

»	Underweight exposure to Agency MBS contributed to relative performance, as excess returns for these securities were negative.

»	Selection within investment-grade corporate credit, particularly a preference for financials, contributed to relative performance as spreads tightened.

»	Overweight exposure to U.S. duration, particularly at the intermediate part of the curve, detracted from relative performance, as interest rates rose.

»	Local rate exposure in Brazil detracted from relative performance, as interest rates rose.

»	Local rate exposure in Peru detracted from relative performance, as interest rates rose.

SEMIANNUAL REPORT	|	JUNE 30, 2021	7

Expense Example PIMCO Total Return Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2021 to June 30, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$988.70	$2.42	$1,000.00	$1,021.95	$2.47	0.50%
Administrative Class	1,000.00	988.00	3.15	1,000.00	1,021.21	3.20	0.65
Advisor Class	1,000.00	987.50	3.63	1,000.00	1,020.73	3.70	0.75

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 178/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	|	JUNE 30, 2021	9

Financial Highlights	PIMCO Total Return Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

01/01/2021 - 06/30/2021+	$11.59	$0.11	$(0.24)	$(0.13)	$(0.11)	$(0.48)	$(0.59)

12/31/2020	11.02	0.25	0.71	0.96	(0.26)	(0.13)	(0.39)

12/31/2019	10.48	0.34	0.54	0.88	(0.34)	0.00	(0.34)

12/31/2018	10.94	0.30	(0.34)	(0.04)	(0.29)	(0.13)	(0.42)

12/31/2017	10.64	0.26	0.28	0.54	(0.24)	0.00	(0.24)

12/31/2016	10.58	0.29	0.01	0.30	(0.24)	0.00	(0.24)
Administrative Class

01/01/2021 - 06/30/2021+	11.59	0.10	(0.24)	(0.14)	(0.10)	(0.48)	(0.58)

12/31/2020	11.02	0.24	0.70	0.94	(0.24)	(0.13)	(0.37)

12/31/2019	10.48	0.32	0.55	0.87	(0.33)	0.00	(0.33)

12/31/2018	10.94	0.28	(0.34)	(0.06)	(0.27)	(0.13)	(0.40)

12/31/2017	10.64	0.25	0.27	0.52	(0.22)	0.00	(0.22)

12/31/2016	10.58	0.28	0.00	0.28	(0.22)	0.00	(0.22)
Advisor Class

01/01/2021 - 06/30/2021+	11.59	0.09	(0.24)	(0.15)	(0.09)	(0.48)	(0.57)

12/31/2020	11.02	0.23	0.70	0.93	(0.23)	(0.13)	(0.36)

12/31/2019	10.48	0.31	0.55	0.86	(0.32)	0.00	(0.32)

12/31/2018	10.94	0.27	(0.34)	(0.07)	(0.26)	(0.13)	(0.39)

12/31/2017	10.64	0.24	0.27	0.51	(0.21)	0.00	(0.21)

12/31/2016	10.58	0.26	0.01	0.27	(0.21)	0.00	(0.21)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organization expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of common shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.87	(1.13)%	$329,596	0.50	%*	0.50	%*	0.50	%*	0.50	%*	1.98	%*	182%

11.59	8.81	160,779	0.54		0.54		0.50		0.50		2.22		514

11.02	8.52	129,771	0.71		0.71		0.50		0.50		3.11		534

10.48	(0.38)	83,675	0.76		0.76		0.50		0.50		2.78		631

10.94	5.07	83,041	0.54		0.54		0.50		0.50		2.43		574

10.64	2.83	92,502	0.51		0.51		0.50		0.50		2.71		512

10.87	(1.20)	3,615,830	0.65	*	0.65	*	0.65	*	0.65	*	1.82	*	182

11.59	8.65	3,980,729	0.69		0.69		0.65		0.65		2.08		514

11.02	8.36	4,031,074	0.86		0.86		0.65		0.65		2.98		534

10.48	(0.53)	3,961,602	0.91		0.91		0.65		0.65		2.62		631

10.94	4.91	4,456,274	0.69		0.69		0.65		0.65		2.28		574

10.64	2.68	4,728,701	0.66		0.66		0.65		0.65		2.56		512

10.87	(1.25)	2,760,348	0.75	*	0.75	*	0.75	*	0.75	*	1.72	*	182

11.59	8.54	2,615,776	0.79		0.79		0.75		0.75		1.98		514

11.02	8.25	2,225,815	0.96		0.96		0.75		0.75		2.88		534

10.48	(0.63)	2,420,067	1.01		1.01		0.75		0.75		2.51		631

10.94	4.81	2,955,716	0.79		0.79		0.75		0.75		2.19		574

10.64	2.57	2,693,074	0.76		0.76		0.75		0.75		2.46		512

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	11

Statement of Assets and Liabilities	PIMCO Total Return Portfolio	June 30, 2021	(Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$6,842,332
Investments in Affiliates	691,501
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,733
Over the counter	22,216
Cash	10,184
Deposits with counterparty	23,746
Foreign currency, at value	16,671
Receivable for investments sold	2,845
Receivable for TBA investments sold	1,847,395
Receivable for Portfolio shares sold	7,524
Interest and/or dividends receivable	28,007
Dividends receivable from Affiliates	294
Other assets	1
Total Assets	9,495,449

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$169,005
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,009
Over the counter	41,337
Payable for investments purchased	236
Payable for investments in Affiliates purchased	294
Payable for investments purchased on a delayed-delivery basis	21,892
Payable for TBA investments purchased	2,530,459
Deposits from counterparty	18,441
Payable for Portfolio shares redeemed	3,126
Accrued investment advisory fees	1,420
Accrued supervisory and administrative fees	1,420
Accrued distribution fees	560
Accrued servicing fees	476
Total Liabilities	2,789,675

Net Assets	$6,705,774

Net Assets Consist of:

Paid in capital	$6,608,682
Distributable earnings (accumulated loss)	97,092

Net Assets	$6,705,774

Net Assets:

Institutional Class	$329,596
Administrative Class	3,615,830
Advisor Class	2,760,348

Shares Issued and Outstanding:

Institutional Class	30,325
Administrative Class	332,691
Advisor Class	253,974

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.87
Administrative Class	10.87
Advisor Class	10.87

Cost of investments in securities	$6,714,678
Cost of investments in Affiliates	$690,539
Cost of foreign currency held	$16,843
Proceeds received on short sales	$169,537
Cost or premiums of financial derivative instruments, net	$18,450

* Includes repurchase agreements of:	$69,300

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO Total Return Portfolio

Six Months Ended June 30, 2021
(Amounts in thousands†)

Investment Income:

Interest	$78,460
Dividends	1,432
Dividends from Investments in Affiliates	1,877
Total Income	81,769

Expenses:

Investment advisory fees	8,244
Supervisory and administrative fees	8,244
Servicing fees - Administrative Class	2,845
Distribution and/or servicing fees - Advisor Class	3,251
Trustee fees	97
Interest expense	42
Miscellaneous expense	13
Total Expenses	22,736

Net Investment Income (Loss)	59,033

Net Realized Gain (Loss):

Investments in securities	(12,877)
Investments in Affiliates	181
Exchange-traded or centrally cleared financial derivative instruments	(18,398)
Over the counter financial derivative instruments	(10,870)
Foreign currency	6,635

Net Realized Gain (Loss)	(35,329)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(129,384)
Investments in Affiliates	(284)
Exchange-traded or centrally cleared financial derivative instruments	15,545
Over the counter financial derivative instruments	11,380
Foreign currency assets and liabilities	(1,208)

Net Change in Unrealized Appreciation (Depreciation)	(103,951)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(80,247)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	13

Statements of Changes in Net Assets	PIMCO Total Return Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$59,033	$134,560
Net realized gain (loss)	(35,329)	249,439
Net change in unrealized appreciation (depreciation)	(103,951)	140,675

Net Increase (Decrease) in Net Assets Resulting from Operations	(80,247)	524,674

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(15,527)	(4,611)
Administrative Class	(198,439)	(130,926)
Advisor Class	(138,621)	(73,490)

Total Distributions(a)	(352,587)	(209,027)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	381,324	54,977

Total Increase (Decrease) in Net Assets	(51,510)	370,624

Net Assets:

Beginning of period	6,757,284	6,386,660
End of period	$6,705,774	$6,757,284

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Total Return Portfolio	June 30, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 102.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

Castlelake LP
3.099% (LIBOR03M + 2.950%) due 05/13/2031 «~	$11,200	$11,237

Total Loan Participations and Assignments (Cost $11,183)		11,237

CORPORATE BONDS & NOTES 32.9%

BANKING & FINANCE 17.1%

AerCap Ireland Capital DAC
3.500% due 05/26/2022	955	978

Alexandria Real Estate Equities, Inc.
1.875% due 02/01/2033	9,800	9,281
4.300% due 01/15/2026	11,199	12,566
4.500% due 07/30/2029	4,500	5,289

Ambac LSNI LLC
6.000% due 02/12/2023 •	1,283	1,284

American Assets Trust LP
3.375% due 02/01/2031	2,800	2,888

American Tower Corp.
2.750% due 01/15/2027	13,400	14,193
3.000% due 06/15/2023	1,400	1,468
3.375% due 05/15/2024	5,000	5,352

Aviation Capital Group LLC
4.125% due 08/01/2025	14,600	15,789

Bank of America Corp.
1.197% due 10/24/2026 •	16,700	16,559

Banque Federative du Credit Mutuel S.A.
1.148% (US0003M + 0.960%) due 07/20/2023 ~	13,400	13,617

Barclays Bank PLC
7.625% due 11/21/2022 (h)	683	745

Barclays PLC
1.586% (US0003M + 1.430%) due 02/15/2023 ~	1,000	1,007
1.813% (US0003M + 1.625%) due 01/10/2023 ~	21,700	21,864
3.650% due 03/16/2025	500	542
3.684% due 01/10/2023	2,700	2,746
4.610% due 02/15/2023 •	17,900	18,360
7.875% due 03/15/2022 •(g)(h)	1,300	1,358

BBVA USA
2.500% due 08/27/2024	13,300	14,006

Blue Owl Finance LLC
3.125% due 06/10/2031	17,000	16,908

BNP Paribas S.A.
2.871% due 04/19/2032 •	17,000	17,471
4.625% due 02/25/2031 •(g)(h)	1,900	1,983
4.705% due 01/10/2025 •	14,400	15,722

Boston Properties LP
4.500% due 12/01/2028	13,908	16,232

Brixmor Operating Partnership LP
1.226% (US0003M + 1.050%) due 02/01/2022 ~	4,400	4,417

Cantor Fitzgerald LP
6.500% due 06/17/2022	8,200	8,650

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029	4,900	5,272

Citigroup, Inc.
1.158% (US0003M + 1.023%) due 06/01/2024 ~	16,500	16,760
2.572% due 06/03/2031 •(i)	9,500	9,776

Cooperatieve Rabobank UA
1.106% due 02/24/2027 •	17,000	16,770

Credit Agricole S.A.
1.907% due 06/16/2026 •	11,300	11,527

Credit Suisse AG
6.500% due 08/08/2023 (h)	3,800	4,207

Credit Suisse Group AG
2.593% due 09/11/2025 •	15,200	15,823
6.250% due 12/18/2024 •(g)(h)	400	439
7.500% due 12/11/2023 •(g)(h)	8,500	9,448

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$3,800	$3,955

Deutsche Bank AG
3.300% due 11/16/2022		17,000	17,617
3.547% due 09/18/2031 •		5,000	5,328
3.950% due 02/27/2023		15,415	16,193
3.961% due 11/26/2025 •		25,200	27,261
4.250% due 10/14/2021		11,700	11,827
5.000% due 02/14/2022		9,700	9,966

EPR Properties
3.750% due 08/15/2029		4,300	4,311

Equinix, Inc.
0.250% due 03/15/2027	EUR	9,600	11,317

ERP Operating LP
2.500% due 02/15/2030		$500	518
3.000% due 07/01/2029		1,500	1,618
3.500% due 03/01/2028		1,000	1,105

Erste Group Bank AG
8.875% due 10/15/2021 •(g)(h)	EUR	1,800	2,188

European Investment Bank
0.500% due 08/10/2023	AUD	2,600	1,948

Federal Realty Investment Trust
3.500% due 06/01/2030		$6,800	7,475

Ford Motor Credit Co. LLC
0.000% due 12/01/2021 •	EUR	4,995	5,919
1.068% (US0003M + 0.880%) due 10/12/2021 ~		$8,750	8,739
1.391% (US0003M + 1.235%) due 02/15/2023 ~		13,500	13,454
3.250% due 09/15/2025	EUR	4,900	6,238
3.340% (US0003M + 3.140%) due 01/07/2022 ~		$12,900	13,026
3.375% due 11/13/2025		5,900	6,125
4.535% due 03/06/2025	GBP	1,600	2,377
5.125% due 06/16/2025		$7,700	8,489
5.584% due 03/18/2024		9,200	10,087
5.596% due 01/07/2022		8,100	8,276

GE Capital Funding LLC
4.400% due 05/15/2030		19,000	22,157

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		4,800	5,761

General Motors Financial Co., Inc.
1.275% (US0003M + 1.100%) due 11/06/2021 ~		700	702
1.457% (US0003M + 1.310%) due 06/30/2022 ~		1,800	1,818

GLP Capital LP
5.250% due 06/01/2025		3,200	3,606
5.750% due 06/01/2028		7,900	9,411

Goldman Sachs Group, Inc.
1.326% (US0003M + 1.170%) due 05/15/2026 ~		8,400	8,627
3.500% due 01/23/2025		3,500	3,785
3.750% due 05/22/2025		11,697	12,801

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		11,200	12,151

GSPA Monetization Trust
6.422% due 10/09/2029		5,974	6,488

Highwoods Realty LP
4.125% due 03/15/2028		3,600	4,041

HSBC Holdings PLC
6.000% due 09/29/2023 •(g)(h)	EUR	1,700	2,213

ING Groep NV
4.625% due 01/06/2026		$4,700	5,366
6.875% due 04/16/2022 •(g)(h)		200	208

Intercontinental Exchange, Inc.
2.100% due 06/15/2030		11,200	11,122

JPMorgan Chase & Co.
1.578% due 04/22/2027 •		17,000	17,096
2.182% due 06/01/2028 •		19,000	19,469

Kilroy Realty LP
3.050% due 02/15/2030		2,200	2,293

LeasePlan Corp. NV
2.875% due 10/24/2024		8,200	8,619

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds Bank PLC
7.500% due 04/02/2032 þ		$15,000	$11,840

Lloyds Banking Group PLC
3.000% due 01/11/2022		1,700	1,725
7.625% due 06/27/2023 •(g)(h)	GBP	5,200	7,890

Mid-America Apartments LP
2.750% due 03/15/2030		$5,000	5,239

Mitsubishi UFJ Financial Group, Inc.
0.871% (US0003M + 0.740%) due 03/02/2023 ~		12,800	12,916
1.412% due 07/17/2025		6,600	6,666

Mizuho Financial Group, Inc.
1.178% (US0003M + 0.990%) due 07/10/2024 ~		16,200	16,434
2.201% due 07/10/2031 •		1,700	1,700
2.226% due 05/25/2026 •		12,600	13,048

Morgan Stanley
3.625% due 01/20/2027		2,270	2,519

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	1,500	2,133

Nationwide Building Society
3.960% due 07/18/2030 •		$11,500	12,920

Natwest Group PLC
3.073% due 05/22/2028 •		2,600	2,746
4.519% due 06/25/2024 •		2,200	2,363
8.625% due 08/15/2021 •(g)(h)		10,200	10,297

Nissan Motor Acceptance Corp.
0.765% (US0003M + 0.630%) due 09/21/2021 ~		1,100	1,101
1.078% (US0003M + 0.890%) due 01/13/2022 ~		2,800	2,807
2.600% due 09/28/2022		10,300	10,517
3.875% due 09/21/2023		7,800	8,259

Nomura Holdings, Inc.
2.679% due 07/16/2030		9,400	9,562

Omega Healthcare Investors, Inc.
3.375% due 02/01/2031		13,600	13,996

OneMain Finance Corp.
6.125% due 05/15/2022		18,400	19,164

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		3,800	3,995

Physicians Realty LP
4.300% due 03/15/2027		2,250	2,540

Piper Jaffray Cos.
5.200% due 10/15/2023		11,300	11,328

Prologis LP
3.875% due 09/15/2028		2,600	2,980

Public Storage
3.094% due 09/15/2027		12,000	13,169

QNB Finance Ltd.
1.760% (US0003M + 1.570%) due 07/19/2021 ~		16,800	16,817

Realty Income Corp.
3.000% due 01/15/2027		7,300	7,894
3.250% due 06/15/2029		900	977
3.250% due 01/15/2031		4,000	4,365

Regency Centers LP
2.950% due 09/15/2029		600	633

Sabra Health Care LP
4.800% due 06/01/2024		1,500	1,641

Santander Holdings USA, Inc.
3.450% due 06/02/2025		11,900	12,794

Scentre Group Trust
3.625% due 01/28/2026		15,900	17,395

Service Properties Trust
4.500% due 06/15/2023		4,500	4,622
4.950% due 02/15/2027		13,100	13,076

Simon Property Group LP
2.750% due 06/01/2023		3,400	3,529

Societe Generale S.A.
4.250% due 09/14/2023		16,300	17,526

Society of Lloyd’s
4.750% due 10/30/2024	GBP	1,700	2,608

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	15

Schedule of Investments	PIMCO Total Return Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Standard Chartered PLC
3.785% due 05/21/2025 •		$11,000	$11,829

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025		6,500	6,569

UBS AG
5.125% due 05/15/2024 (h)		1,700	1,878

UBS Group AG
4.125% due 04/15/2026		10,300	11,557
5.750% due 02/19/2022 •(g)(h)	EUR	2,300	2,816
7.000% due 02/19/2025 •(g)(h)		$300	347
7.125% due 08/10/2021 •(g)(h)		5,200	5,233

UniCredit SpA
2.569% due 09/22/2026 •		13,300	13,491
6.572% due 01/14/2022		14,550	15,001
7.830% due 12/04/2023		18,700	21,678

Ventas Realty LP
3.250% due 10/15/2026		4,100	4,451

VEREIT Operating Partnership LP
4.625% due 11/01/2025		9,600	10,878

Volkswagen Bank GmbH
0.625% due 09/08/2021	EUR	2,500	2,970

Wells Fargo & Co.
1.741% due 05/04/2030 •		16,600	21,243

Welltower, Inc.
3.100% due 01/15/2030		$7,000	7,468

			1,145,528

INDUSTRIALS 12.3%

AbbVie, Inc.
2.600% due 11/21/2024		2,100	2,215
2.950% due 11/21/2026		6,200	6,669

Activision Blizzard, Inc.
2.500% due 09/15/2050		5,000	4,500

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029		14,660	16,259

Amdocs Ltd.
2.538% due 06/15/2030		9,000	9,010

American Airlines Pass-Through Trust
3.000% due 04/15/2030		6,532	6,656
3.250% due 04/15/2030		3,349	3,264
3.500% due 08/15/2033		6,526	6,338

American Airlines, Inc.
5.500% due 04/20/2026		7,800	8,268

Anheuser-Busch InBev Worldwide, Inc.
4.500% due 06/01/2050		16,100	19,627

Arrow Electronics, Inc.
3.500% due 04/01/2022		1,700	1,728

Bacardi Ltd.
4.450% due 05/15/2025		12,600	14,022

BAE Systems PLC
1.900% due 02/15/2031		5,300	5,114

Bayer U.S. Finance LLC
1.129% (US0003M + 1.010%) due 12/15/2023 ~		7,700	7,814
4.250% due 12/15/2025		13,200	14,722

Boeing Co.
1.433% due 02/04/2024		13,600	13,637
2.750% due 02/01/2026		19,900	20,801

Broadcom Corp.
3.875% due 01/15/2027		1,703	1,883

Broadcom, Inc.
2.600% due 02/15/2033		16,900	16,545
3.459% due 09/15/2026		17,198	18,741
3.469% due 04/15/2034		4,097	4,338
4.110% due 09/15/2028		18,057	20,331
5.000% due 04/15/2030		2,800	3,307

Centene Corp.
5.375% due 06/01/2026		5,000	5,231

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		2,600	2,734

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021		6,700	6,723

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Charter Communications Operating LLC
1.826% (US0003M + 1.650%) due 02/01/2024 ~	$4,800	$4,936
4.464% due 07/23/2022	1,950	2,019

Chevron Corp.
2.236% due 05/11/2030	15,800	16,295

Cigna Corp.
3.050% due 11/30/2022	1,550	1,605

CVS Health Corp.
4.300% due 03/25/2028	12,013	13,812

Daimler Finance North America LLC
0.750% due 03/01/2024	6,000	6,015
1.016% (US0003M + 0.840%) due 05/04/2023 ~	11,900	12,035
3.700% due 05/04/2023	16,900	17,848

Dell International LLC
5.450% due 06/15/2023	12,600	13,673
5.850% due 07/15/2025	15,150	17,788

Duke University
2.682% due 10/01/2044	18,900	19,670

Emory University
2.143% due 09/01/2030	12,700	12,985

Enbridge, Inc.
0.655% (US0003M + 0.500%) due 02/18/2022 ~	16,000	16,041

Entergy Louisiana LLC
2.350% due 06/15/2032	15,500	15,709

ERAC USA Finance LLC
4.500% due 08/16/2021	3,400	3,418

Expedia Group, Inc.
3.250% due 02/15/2030	15,900	16,623

General Electric Co.
0.556% (US0003M + 0.380%) due 05/05/2026 ~	4,000	3,928

General Motors Co.
6.125% due 10/01/2025 (i)	19,900	23,572
6.800% due 10/01/2027 (i)	3,700	4,663

Glencore Finance Canada Ltd.
4.950% due 11/15/2021	5,400	5,489

Global Payments, Inc.
1.200% due 03/01/2026	16,000	15,860

Gray Oak Pipeline LLC
3.450% due 10/15/2027	13,300	14,002

Hyatt Hotels Corp.
3.135% (US0003M + 3.000%) due 09/01/2022 ~	6,000	6,023

Hyundai Capital America
0.800% due 04/03/2023	16,500	16,504

IHS Markit Ltd.
4.250% due 05/01/2029	1,390	1,611
5.000% due 11/01/2022	3,900	4,091

Imperial Brands Finance PLC
3.125% due 07/26/2024	16,000	16,849
3.875% due 07/26/2029	8,000	8,686

International Flavors & Fragrances, Inc.
1.832% due 10/15/2027	15,900	15,870

Marriott International, Inc.
4.150% due 12/01/2023	16,800	18,025

Melco Resorts Finance Ltd.
4.875% due 06/06/2025	1,400	1,435

Micron Technology, Inc.
4.640% due 02/06/2024	3,200	3,510

MPLX LP
4.000% due 03/15/2028	6,900	7,717

Nissan Motor Co. Ltd.
4.810% due 09/17/2030	16,600	18,759

NXP BV
3.875% due 06/18/2026	12,100	13,414
4.875% due 03/01/2024	6,700	7,380

NY Society for Relief of Ruptured & Crippled Maintaining Hosp Special Surgery
2.667% due 10/01/2050	3,000	2,826

Occidental Petroleum Corp.
1.606% (US0003M + 1.450%) due 08/15/2022 ~	8,250	8,211

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Odebrecht Oil & Gas Finance Ltd.
0.000% due 07/30/2021 (d)(g)		$299	$4
0.000% due 08/02/2021 (d)(g)		4,702	65

Royalty Pharma PLC
1.200% due 09/02/2025		3,000	2,975

Ryder System, Inc.
2.875% due 06/01/2022		11,700	11,950

Saudi Arabian Oil Co.
2.750% due 04/16/2022		3,000	3,056

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		88	88
4.738% due 03/20/2025		12,938	13,914
5.152% due 09/20/2029		10,700	12,330

Sutter Health
3.161% due 08/15/2040		13,100	13,808

Sysco Corp.
5.650% due 04/01/2025		5,000	5,795

T-Mobile USA, Inc.
2.050% due 02/15/2028		13,000	13,233

Teva Pharmaceutical Finance Netherlands BV
1.250% due 03/31/2023	EUR	2,290	2,660
4.500% due 03/01/2025		11,400	13,994

United Airlines Pass-Through Trust
3.100% due 01/07/2030		$815	861

VMware, Inc.
2.950% due 08/21/2022		2,333	2,394

Volkswagen Group of America Finance LLC
0.994% (US0003M + 0.860%) due 09/24/2021 ~		5,575	5,586
3.200% due 09/26/2026		16,700	18,076
4.750% due 11/13/2028		16,100	19,102

Walt Disney Co.
2.650% due 01/13/2031		13,000	13,658

Wynn Las Vegas LLC
5.500% due 03/01/2025		18,000	19,427

			822,350

SPECIALTY FINANCE 0.0%

Lloyds Banking Group PLC
1.380% due 09/02/2021 (i)		1,400	1,401

UTILITIES 3.5%

AEP Texas, Inc.
2.400% due 10/01/2022		2,200	2,250

AES Corp.
3.950% due 07/15/2030		6,400	7,019

Alabama Power Co.
1.450% due 09/15/2030		4,800	4,589

AT&T, Inc.
3.300% due 02/01/2052		9,900	9,656
4.500% due 05/15/2035		15,550	18,276

British Telecommunications PLC
4.500% due 12/04/2023		400	436

Duke Energy Ohio, Inc.
3.650% due 02/01/2029		5,600	6,244

Edison International
3.125% due 11/15/2022		5,000	5,152

EDP Finance BV
1.710% due 01/24/2028		13,300	13,192

Enel Finance International NV
2.875% due 05/25/2022		10,120	10,344
4.250% due 09/14/2023		17,500	18,868

Evergy, Inc.
2.450% due 09/15/2024		17,000	17,816

Mid-Atlantic Interstate Transmission LLC
4.100% due 05/15/2028		2,100	2,366

NextEra Energy Capital Holdings, Inc.
2.250% due 06/01/2030		19,000	19,164

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		200	199

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)		9,398	4,827

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	$432	$429

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)	4,724	1,140

Pacific Gas & Electric Co.
1.531% (US0003M + 1.375%) due 11/15/2021 ~	15,200	15,232
1.750% due 06/16/2022	12,800	12,796
2.500% due 02/01/2031	2,790	2,619
2.950% due 03/01/2026	1,900	1,946
3.150% due 01/01/2026	2,400	2,477
3.300% due 03/15/2027	3,100	3,213
3.300% due 12/01/2027	200	206
3.300% due 08/01/2040	4,300	3,892
3.400% due 08/15/2024	5,800	6,091
3.500% due 06/15/2025	3,300	3,463
4.250% due 08/01/2023	1,000	1,060
4.250% due 03/15/2046	1,500	1,433
4.550% due 07/01/2030	8,700	9,313
4.650% due 08/01/2028	2,000	2,204
4.750% due 02/15/2044	1,900	1,927

Pennsylvania Electric Co.
3.250% due 03/15/2028	1,700	1,787

Verizon Communications, Inc.
3.376% due 02/15/2025	18,544	20,159

VTR Comunicaciones SpA
5.125% due 01/15/2028	898	940

WEC Energy Group, Inc.
1.375% due 10/15/2027	5,000	4,889

		237,614

Total Corporate Bonds & Notes (Cost $2,111,206)		2,206,893

MUNICIPAL BONDS & NOTES 0.5%

CALIFORNIA 0.1%

University of California Revenue Notes, Series 2020
0.883% due 05/15/2025	6,200	6,223

FLORIDA 0.0%

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
1.705% due 07/01/2027	3,000	3,050

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	1,367	1,561

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2020
2.857% due 01/01/2031	5,000	5,260
3.007% due 01/01/2033	2,000	2,116

		8,937

NEW YORK 0.1%

New York State Urban Development Corp. Revenue Notes, Series 2020
0.965% due 03/15/2024	3,900	3,935
1.115% due 03/15/2025	2,500	2,521

		6,456

TEXAS 0.1%

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2020
2.246% due 11/01/2031	2,500	2,540

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	2,455	2,478

		5,018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
3.151% due 06/01/2032	$7,095	$7,378

Total Municipal Bonds & Notes (Cost $35,988)		37,062

U.S. GOVERNMENT AGENCIES 16.1%

Fannie Mae
0.152% due 12/25/2036 - 07/25/2037 •	377	371
0.342% due 05/25/2037 •	26	26
0.420% due 06/25/2055 •	1,747	1,754
0.442% due 03/25/2044 •	318	319
0.502% due 09/25/2035 •	203	205
1.328% due 06/01/2043 - 07/01/2044 •	450	463
1.575% due 04/01/2035 •	346	348
1.896% due 08/25/2055 ~(a)	7,822	399
2.096% due 05/25/2035 ~	47	48
2.096% due 08/01/2035 •	155	157
2.259% due 05/01/2038 •	4,325	4,578
2.310% due 08/01/2022	4,334	4,389
2.340% due 09/01/2035 •	13	13
2.349% due 09/01/2039 •	14	14
2.358% due 01/25/2031 ~(a)	15,400	2,180
2.537% due 08/01/2035 •	18	18
2.670% due 08/01/2022	665	675
3.566% due 10/01/2032 •	79	85
4.024% due 11/01/2035 •	11	12
4.051% due 12/01/2036 •	73	78
4.931% due 09/01/2034 •	33	35
5.000% due 04/25/2033	271	304
7.000% due 04/25/2023 - 06/01/2032	76	83

Freddie Mac
0.460% due 08/15/2040 - 10/15/2040 •	12,146	12,200
0.523% due 11/15/2030 •	1	1
0.573% due 09/15/2030 •	2	2
0.793% due 05/15/2037 •	314	320
1.328% due 02/25/2045 •	85	86
1.336% due 08/25/2022 ~(a)	47,407	548
3.500% due 03/01/2048	2,770	2,933
4.000% due 04/01/2029 - 01/01/2041	1,397	1,522
4.500% due 03/01/2029 - 04/01/2029	938	1,009
5.500% due 10/01/2034 - 07/01/2038	1,027	1,193
6.000% due 02/01/2033 - 05/01/2040	2,077	2,463
6.500% due 04/15/2029 - 10/01/2037	17	20
7.000% due 06/15/2023	37	38
7.500% due 07/15/2030 - 03/01/2032	23	28
8.500% due 08/01/2024	1	1

Ginnie Mae
0.386% due 10/20/2043 •	6,141	6,130
0.557% due 08/20/2066 •	102	102
0.707% due 07/20/2065 - 08/20/2065 •	20,640	20,860
0.757% due 07/20/2063 •	113	113
0.877% due 10/20/2066 •	8,529	8,678
0.907% due 06/20/2066 •	4,755	4,841
0.937% due 08/20/2066 •	13,035	13,291
1.029% due 04/20/2067 •	9,657	9,808
1.031% due 06/20/2067 •	501	508
1.107% due 01/20/2066 •	3,429	3,514
2.000% due 02/20/2027 - 02/20/2032 •	61	63
2.125% due 10/20/2029 - 11/20/2029 •	24	25
2.250% due 07/20/2030 •	1	1
2.875% (H15T1Y + 1.500%) due 04/20/2026 ~	9	9
2.875% due 05/20/2030 •	1	1
3.000% due 03/15/2045 - 08/15/2045	2,794	2,924
3.032% due 09/20/2066 ~	15,997	17,017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 06/15/2049 - 03/15/2050		$5,275	$5,675
4.500% due 04/20/2048 - 05/20/2048		7,192	7,684
5.000% due 07/20/2049		1,241	1,342
6.000% due 12/15/2038 - 11/15/2039		13	15

Ginnie Mae, TBA
2.000% due 08/01/2051		5,800	5,897
2.500% due 07/01/2051 - 08/01/2051		13,500	13,947
4.000% due 08/01/2051		5,000	5,352

Small Business Administration
5.130% due 09/01/2023		2	2

Uniform Mortgage-Backed Security
2.500% due 07/01/2039 - 03/01/2040		1,723	1,784
3.000% due 08/01/2021 - 06/01/2030		28,783	30,545
3.500% due 02/01/2030 - 06/01/2048		3,060	3,236
4.000% due 01/01/2026 - 05/01/2048		20,727	22,192
4.500% due 08/01/2023 - 08/01/2043		2,869	3,103
5.000% due 06/01/2025 - 08/01/2044		3,437	3,867
5.500% due 05/01/2022 - 07/01/2041		8,701	10,026
6.000% due 09/01/2021 - 01/01/2039		6,681	7,621
6.500% due 11/01/2034		22	24

Uniform Mortgage-Backed Security, TBA
2.000% due 08/01/2036 - 09/01/2051		623,500	629,765
2.500% due 07/01/2051 - 08/01/2051		78,100	80,715
3.500% due 07/01/2036 - 08/01/2051		97,300	102,777
4.000% due 07/01/2051		15,000	15,974

Total U.S. Government Agencies (Cost $1,071,504)			1,078,346

U.S. TREASURY OBLIGATIONS 14.0%

U.S. Treasury Bonds
1.375% due 11/15/2040		158,200	142,170
1.375% due 08/15/2050		128,400	108,282
1.625% due 11/15/2050		41,600	37,375
1.875% due 02/15/2041		79,000	77,358
2.000% due 02/15/2050		47,000	46,189
2.250% due 05/15/2041		22,000	22,897
2.500% due 02/15/2045		9,800	10,606
2.750% due 11/15/2042		8,300	9,350
2.875% due 08/15/2045 (l)		10,000	11,563
2.875% due 05/15/2049		31,900	37,364
3.000% due 05/15/2042		4,300	5,035
3.000% due 11/15/2044		155,300	182,878
3.000% due 05/15/2045		41,000	48,364
3.125% due 11/15/2041		20,500	24,445
3.125% due 08/15/2044		35,700	42,855
3.375% due 05/15/2044		16,300	20,330
3.625% due 02/15/2044		2,900	3,749
3.750% due 08/15/2041 (l)		27,700	35,997

U.S. Treasury Notes
1.750% due 09/30/2022 (l)		20,665	21,084
1.750% due 06/30/2024 (l)(n)		47,400	49,235

Total U.S. Treasury Obligations (Cost $987,879)			937,126

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.7%

ACRES Commercial Realty Corp.
2.624% due 04/17/2037 •		4,936	4,944

Alba PLC
0.252% due 03/17/2039 •	GBP	8,813	11,864

American Home Mortgage Investment Trust
2.171% due 02/25/2045 •		$106	107
6.700% due 06/25/2036 þ		11,677	3,077

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	17

Schedule of Investments	PIMCO Total Return Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AREIT Trust
2.744% due 04/15/2037 •		$8,958	$9,026

Banc of America Funding Trust
2.852% due 05/25/2035 ~		188	190
5.000% due 07/26/2036		18,358	3,540
6.000% due 03/25/2037 ^		1,904	1,731

Banc of America Mortgage Trust
3.175% due 05/25/2033 ~		166	173

BCAP LLC Trust
0.512% due 05/25/2047 •		2,150	2,073
4.824% due 03/26/2037 þ		336	338

BDS Ltd.
1.424% due 09/15/2035 •		13,152	13,215

Bear Stearns Adjustable Rate Mortgage Trust
2.302% due 01/25/2034 ~		153	155
2.370% due 02/25/2036 •		24	24
2.500% due 04/25/2033 ~		21	23
2.509% due 02/25/2033 ~		3	4
2.780% due 11/25/2030 ~		0	1
2.800% due 04/25/2034 ~		282	280
2.829% due 02/25/2033 ~		7	6
2.944% due 01/25/2035 ~		63	64
3.111% due 11/25/2034 ~		806	809
3.128% due 07/25/2034 ~		256	248
4.341% due 01/25/2035 ~		140	146

Bear Stearns ALT-A Trust
2.624% due 05/25/2035 ~		728	746
3.008% due 09/25/2035 ^~		498	390
3.122% due 05/25/2036 ^~		1,596	1,088

Bear Stearns Structured Products, Inc. Trust
2.986% due 12/26/2046 ^~		744	654
3.227% due 01/26/2036 ^~		1,042	893

Business Mortgage Finance PLC
1.086% due 02/15/2041 •	GBP	1,491	2,055

CD Mortgage Trust
3.431% due 08/15/2050		$5,900	6,476

CFCRE Commercial Mortgage Trust
3.644% due 12/10/2054		7,037	7,577

Chase Mortgage Finance Trust
2.794% due 01/25/2036 ^~		1,186	1,093

Citigroup Mortgage Loan Trust
2.530% due 10/25/2035 •		60	61
3.258% due 04/25/2066 ~		5,178	5,227
5.500% due 12/25/2035		2,283	1,678

Citigroup Mortgage Loan Trust, Inc.
2.210% due 09/25/2035 •		2,527	2,642
2.579% due 05/25/2035 ~		272	281

Countrywide Alternative Loan Trust
0.283% due 09/20/2046 •		3,569	3,247
0.472% due 09/25/2046 ^•		9,562	9,277
0.492% due 05/25/2036 •		811	723
1.092% due 08/25/2035 ^•		2,936	1,654
6.000% due 03/25/2035		11,093	10,774
6.000% due 02/25/2037 ^		6,331	4,385
6.000% due 08/25/2037 ^		6,117	5,070

Countrywide Home Loan Mortgage Pass-Through Trust
2.195% due 02/20/2036 ^•		125	111
2.665% due 02/20/2035 ~		233	237
2.800% due 11/25/2034 ~		511	517

Credit Suisse First Boston Mortgage Securities Corp.
4.953% due 06/25/2032 ~		13	13

CSAIL Commercial Mortgage Trust
2.968% due 12/15/2052		7,446	7,985

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.242% due 03/25/2037 ^•		3,334	3,339
0.592% due 02/25/2035 •		164	161

DOLP Trust
2.956% due 05/10/2041		20,100	21,491

Ellington Financial Mortgage Trust
2.006% due 05/25/2065 ~		2,090	2,118

Eurosail PLC
0.234% due 03/13/2045 •	GBP	1,049	1,433
0.244% due 03/13/2045 •		2,801	3,849

First Horizon Alternative Mortgage Securities Trust
2.749% due 08/25/2035 ^~		$1,587	1,482

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Horizon Mortgage Pass-Through Trust
2.942% due 10/25/2035 ^~		$1,070	$1,078

Great Hall Mortgages PLC
0.255% due 06/18/2039 •		2,256	2,225

GreenPoint Mortgage Funding Trust
0.272% due 09/25/2046 •		146	143

GS Mortgage Securities Corp. Trust
2.856% due 05/10/2034		10,700	10,673

GS Mortgage Securities Trust
3.120% due 05/10/2050		10,132	10,551
3.722% due 10/10/2049 ~		3,037	3,010

GSR Mortgage Loan Trust
2.848% due 11/25/2035 ~		210	210
2.924% due 09/25/2035 ~		820	837

HarborView Mortgage Loan Trust
0.533% due 05/19/2035 •		183	176
1.593% due 10/19/2035 •		1,695	1,329
2.659% due 07/19/2035 ^~		706	603
3.020% due 12/19/2035 ^~		1,781	1,222

Hawksmoor Mortgages
1.099% due 05/25/2053 •	GBP	50,163	69,744

Hilton USA Trust
2.828% due 11/05/2035		$14,400	14,473

IndyMac Mortgage Loan Trust
0.262% due 01/25/2037 ^•		1,816	1,825
2.959% due 06/25/2036 ~		5,217	4,410

JP Morgan Chase Commercial Mortgage Securities Trust
1.073% due 06/15/2032 •		7,643	7,658

JP Morgan Mortgage Trust
2.131% due 06/25/2035 ~		93	94
2.801% due 08/25/2034 ~		1,166	1,173
3.315% due 10/25/2036 ^~		1,745	1,515
3.340% due 12/26/2037 ~		8,418	7,799
5.750% due 01/25/2036 ^		367	251

JP Morgan Resecuritization Trust
3.038% due 05/26/2036 ~		11,646	9,419

Landmark Mortgage Securities PLC
0.364% due 04/17/2044 •	GBP	16,303	21,742

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ		$9,334	9,371

Manhattan West Mortgage Trust
2.130% due 09/10/2039		16,100	16,495

MASTR Adjustable Rate Mortgages Trust
0.856% due 01/25/2047 ^•		1,800	3,645
2.465% due 08/25/2034 ~		2,055	1,338

Merrill Lynch Mortgage Investors Trust
1.991% due 04/25/2035 ~		1,378	1,375

MF1 Multifamily Housing Mortgage Loan Trust
0.974% due 07/15/2036 •		5,000	5,008

MFA Trust
1.479% due 03/25/2065 ~		9,565	9,650

Morgan Stanley Bank of America Merrill Lynch Trust
3.069% due 02/15/2048		2,120	2,194
3.557% due 12/15/2047		6,332	6,677

Morgan Stanley Mortgage Capital Holdings LLC
3.397% due 09/13/2039		17,400	18,824

Morgan Stanley Mortgage Loan Trust
2.349% due 07/25/2035 ^~		1,727	1,616

MortgageIT Trust
0.712% due 12/25/2035 •		1,222	1,230

Nomura Resecuritization Trust
0.314% due 11/26/2036 •		10,987	8,188

One New York Plaza Trust
1.023% due 01/15/2026 •		17,300	17,435

Prime Mortgage Trust
0.492% due 02/25/2034 •		35	34
0.592% due 02/25/2035 •		1,651	1,611

RBSSP Resecuritization Trust
2.254% due 12/25/2035 ~		1,830	1,837

Residential Accredit Loans, Inc. Trust
0.192% due 05/25/2037 •		5,924	5,748
1.492% due 08/25/2036 ^•		108	108
3.983% due 12/25/2035 ^~		275	256

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 09/25/2036		$695	$660
6.500% due 09/25/2036 ^		4,726	3,249

Residential Asset Securitization Trust
0.542% due 10/25/2035 •		1,114	728

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2037 ^		1,582	1,565

Ripon Mortgages PLC
0.881% due 08/20/2056 •	GBP	17,811	24,693

Stratton Mortgage Funding PLC
0.948% due 07/20/2060 •		23,436	32,548

Structured Adjustable Rate Mortgage Loan Trust
0.492% due 04/25/2047 •		$1,273	1,228
2.978% due 01/25/2035 ~		763	774
3.301% due 11/25/2035 ~		5,382	4,353

Structured Asset Mortgage Investments Trust
0.593% due 07/19/2035 •		792	804
0.753% due 09/19/2032 •		9	9

SunTrust Adjustable Rate Mortgage Loan Trust
2.309% due 02/25/2037 ^~		1,170	1,095

Tharaldson Hotel Portfolio Trust
0.980% due 11/11/2034 •		7,939	7,953

Thornburg Mortgage Securities Trust
1.494% due 06/25/2047 ^•		6,430	5,508
1.544% due 03/25/2037 ^•		820	770

Towd Point Mortgage Funding
0.949% due 07/20/2045 •	GBP	50,036	69,451

Towd Point Mortgage Funding PLC
1.111% due 10/20/2051 •		25,205	35,052

Trinity Square PLC
0.000% due 07/15/2059 •		18,200	25,220

Wachovia Mortgage Loan Trust LLC
2.447% due 05/20/2036 ^~		$1,117	1,156

WaMu Mortgage Pass-Through Certificates Trust
0.592% due 02/25/2045 •		6,304	6,407
0.672% due 10/25/2045 •		157	157
2.491% due 12/25/2036 ^~		6,225	5,948
3.103% due 12/25/2036 ^~		191	185
3.233% due 07/25/2037 ^~		3,130	3,160
3.259% due 05/25/2037 ^~		2,515	2,250

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (d)	GBP	0	765
0.999% due 12/21/2049 •		16,530	22,937
1.699% due 12/21/2049 •		2,259	3,144
2.199% due 12/21/2049 •		1,179	1,642
2.699% due 12/21/2049 •		674	938
3.199% due 12/21/2049 •		674	934

Worldwide Plaza Trust
3.526% due 11/10/2036		$6,000	6,562

Total Non-Agency Mortgage-Backed Securities (Cost $686,066)			717,410

ASSET-BACKED SECURITIES 12.4%

Accredited Mortgage Loan Trust
0.352% due 09/25/2036 •		4,034	3,977

ACE Securities Corp. Home Equity Loan Trust
0.212% due 12/25/2036 •		2,289	1,611
0.312% due 08/25/2036 ^•		10,301	3,413
0.392% due 07/25/2036 •		5,217	2,395

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.797% due 11/25/2035 •		5,886	5,894
1.202% due 03/25/2035 •		9,960	9,988

Anchorage Capital CLO Ltd.
1.588% due 10/20/2031 •		13,300	13,320

Apidos CLO
0.000% due 07/17/2030 •		18,000	17,986

Aqueduct European CLO DAC
0.640% due 07/20/2030 •	EUR	13,850	16,449

Argent Securities Trust
0.392% due 07/25/2036 •		$17,389	7,089
0.472% due 03/25/2036 •		5,741	3,911

Atrium Corp.
1.014% due 04/22/2027 •		14,490	14,494

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Asset-Backed Securities Trust
0.242% due 11/25/2036 •		$6,109	$5,950
0.412% due 08/25/2036 •		790	764
1.217% due 02/25/2035 •		4,246	4,253

Carrington Mortgage Loan Trust
1.420% due 10/17/2029 •		10,000	10,007

Catamaran CLO Ltd.
1.444% due 04/22/2030 •		21,888	21,901

Chesapeake Funding LLC
3.230% due 08/15/2030		4,048	4,080

Citigroup Mortgage Loan Trust
7.250% due 05/25/2036 þ		3,274	2,322

Countrywide Asset-Backed Certificates
0.232% due 06/25/2047 ^•		7,589	7,231
0.322% due 05/25/2037 •		7,400	7,042
0.432% due 09/25/2036 •		9,187	9,149
0.692% due 06/25/2036 •		5,233	5,193
0.842% due 05/25/2034 •		914	913
0.992% due 09/25/2036 •		2,479	2,276
4.471% due 10/25/2046 þ		8,125	7,609

Countrywide Asset-Backed Certificates Trust
0.892% due 08/25/2047 •		677	674

Credit-Based Asset Servicing & Securitization Trust
0.152% due 11/25/2036 •		338	199

EMC Mortgage Loan Trust
0.832% due 05/25/2040 •		82	82

Evergreen Credit Card Trust
1.900% due 09/16/2024		20,300	20,709

Ford Credit Floorplan Master Owner Trust
2.840% due 03/15/2024		16,200	16,499

Fremont Home Loan Trust
0.152% due 01/25/2037 •		66	37
0.707% due 11/25/2035 •		9,900	9,516

GSAA Home Equity Trust
5.995% due 03/25/2046 ^~		7,072	4,093
6.500% due 08/25/2047		10,229	7,163

GSAMP Trust
0.272% due 06/25/2036 •		3,489	2,433

HERA Commercial Mortgage Ltd.
1.133% due 02/18/2038 •		16,000	15,991

Home Equity Loan Trust
0.322% due 04/25/2037 •		13,459	12,988

Invesco Euro CLO DAC
0.650% due 07/15/2031 •	EUR	3,600	4,252

JP Morgan Mortgage Acquisition Corp.
0.677% due 05/25/2035 •		$3,692	3,681
0.707% due 10/25/2035 ^•		6,031	5,948

JP Morgan Mortgage Acquisition Trust
0.202% due 08/25/2036 •		2,478	1,985
0.332% due 08/25/2036 •		1,276	1,043
0.352% due 03/25/2037 •		1,484	1,474

Lehman XS Trust
0.452% due 06/25/2036 •		987	957

LoanCore Issuer Ltd.
1.203% due 05/15/2028 •		5,781	5,784

Long Beach Mortgage Loan Trust
0.412% due 05/25/2036 •		38,010	16,354

LP Credit Card ABS Master Trust
1.661% due 08/20/2024 •		13,100	13,119

Lument Finance Trust, Inc.
1.270% due 06/15/2039 •		17,000	17,054

Man GLG Euro CLO DAC
0.690% due 12/15/2031 •	EUR	13,800	16,395

Marathon CLO Ltd.
1.334% due 04/15/2029 •		$16,146	16,169

MASTR Asset-Backed Securities Trust
0.572% due 03/25/2036 •		4,668	3,771
0.672% due 12/25/2035 •		2,040	2,032

Merrill Lynch Mortgage Investors Trust
0.202% due 07/25/2037 •		2,834	1,505
0.332% due 08/25/2037 •		2,665	1,776
3.846% due 03/25/2037 þ		4,444	1,427

MF1 Ltd.
1.824% due 11/15/2035 •		16,700	16,853

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MF1 Multifamily Housing Mortgage Loan Trust
1.200% due 07/16/2036 •	$17,000	$17,045

MidOcean Credit CLO
0.984% due 04/15/2027 •	99	100

Morgan Stanley ABS Capital, Inc. Trust
0.272% due 05/25/2037 •	9,829	9,024
0.342% due 08/25/2036 •	12,394	8,039
0.392% due 06/25/2036 •	4,600	3,040
0.392% due 07/25/2036 •	6,713	3,460

Mountain View CLO Ltd.
1.298% due 04/15/2029 •	16,800	16,822

New Century Home Equity Loan Trust
0.977% due 05/25/2034 •	13,336	13,253

Newcastle Mortgage Securities Trust
0.812% due 03/25/2036 •	6,757	6,520

NovaStar Mortgage Funding Trust
0.332% due 11/25/2036 •	2,800	1,245

OCP CLO Ltd.
0.984% due 07/15/2027 •	1,802	1,803

OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024	4,579	4,599

Option One Mortgage Loan Trust
0.232% due 03/25/2037 •	5,541	5,185
0.312% due 05/25/2037 •	9,792	7,275

Option One Mortgage Loan Trust Asset-Backed Certificates
0.782% due 11/25/2035 •	14,873	14,764

Ownit Mortgage Loan Trust
0.312% due 09/25/2037 •	2,429	1,473
0.392% due 05/25/2037 •	22,964	20,703
0.572% due 09/25/2037 •	11,942	7,445

OZLM Ltd.
1.186% due 05/16/2030 •	17,000	16,996

Palmer Square Loan Funding Ltd.
1.006% due 08/15/2026 •	2,789	2,790
1.158% due 04/20/2027 •	6,827	6,830

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.217% due 03/25/2035 •	4,366	4,377

Pretium Mortgage Credit Partners LLC
3.179% due 06/27/2069 þ	7,350	7,377

RAAC Trust
0.602% due 02/25/2036 •	859	856

Renaissance Home Equity Loan Trust
5.285% due 01/25/2037 þ	12,719	6,141

Residential Asset Mortgage Products Trust
0.772% due 04/25/2035 •	7,300	7,287

Residential Asset Securities Corp. Trust
0.332% due 09/25/2036 •	3,159	3,148
0.342% due 04/25/2037 •	848	846
0.692% due 02/25/2036 •	4,975	4,900
0.752% due 12/25/2035 •	3,149	2,783

Saxon Asset Securities Trust
0.262% due 10/25/2046 •	11,101	10,875

Securitized Asset-Backed Receivables LLC Trust
0.222% due 05/25/2037 ^•	981	842

SG Mortgage Securities Trust
0.632% due 02/25/2036 •	2,277	1,483

SLM Student Loan Trust
0.589% due 12/15/2027 •	2,868	2,869
0.669% due 12/15/2025 •	5,655	5,656

SoFi Consumer Loan Program Trust
3.010% due 04/25/2028	920	924

Sound Point CLO Ltd.
1.156% due 07/25/2030 •	17,000	16,995
1.163% due 01/23/2029 •	5,533	5,540
1.238% due 10/20/2028 •	15,752	15,773

Soundview Home Loan Trust
0.202% due 02/25/2037 •	8,439	3,105
0.992% due 10/25/2037 •	16,617	14,672

Specialty Underwriting & Residential Finance Trust
0.242% due 11/25/2037 •	14,308	10,181

Starwood Commercial Mortgage Trust
1.204% due 07/15/2038 •	14,500	14,507

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Securities Corp. Mortgage Loan Trust
0.542% due 05/25/2037 •		$5,654	$5,589

Telos CLO Ltd.
1.460% due 01/17/2027 •		1,037	1,036

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		29,720	30,805

Tralee CLO Ltd.
1.298% due 10/20/2028 •		14,880	14,884

Venture CLO Ltd.
1.004% due 04/15/2027 •		3,872	3,872
1.238% due 07/20/2030 •		16,900	16,887

Vibrant CLO Ltd.
1.228% due 09/15/2030 •		16,700	16,702

Wachovia Mortgage Loan Trust
0.782% due 10/25/2035 •		7,386	7,135

WaMu Asset-Backed Certificates WaMu Trust
0.242% due 01/25/2037 •		3,067	1,928
0.342% due 04/25/2037 •		5,579	2,803

Zais CLO Ltd.
1.334% due 04/15/2028 •		7,812	7,822

Total Asset-Backed Securities (Cost $813,856)			830,191

SOVEREIGN ISSUES 7.1%

Brazil Letras do Tesouro Nacional
0.000% due 10/01/2021 (d)	BRL	1,210,100	240,360
0.000% due 01/01/2022 (d)		249,700	48,820

Chile Government International Bond
0.830% due 07/02/2031	EUR	14,400	17,337

Emirate of Abu Dhabi Government International Bond
3.125% due 04/16/2030		$12,300	13,394

Israel Government International Bond
0.020% (MAKA5DAY) due 11/30/2021 ~	ILS	121,100	37,145
2.750% due 07/03/2030		$17,900	19,130
5.500% due 01/31/2022	ILS	52,000	16,469

Ivory Coast Government International Bond
5.875% due 10/17/2031	EUR	6,200	7,924

Kenya Government International Bond
2.000% due 06/19/2024		$1,200	1,251

Peru Government International Bond
5.400% due 08/12/2034	PEN	2,000	492
5.940% due 02/12/2029		65,200	18,554
6.350% due 08/12/2028		75,900	22,089
6.950% due 08/12/2031		4,000	1,167
8.200% due 08/12/2026		35,600	11,502

Provincia de Buenos Aires
37.854% due 04/12/2025	ARS	35,575	180

Qatar Government International Bond
3.375% due 03/14/2024		$12,500	13,425
3.875% due 04/23/2023		700	744
4.000% due 03/14/2029		4,000	4,612

Total Sovereign Issues (Cost $448,812)			474,595

		SHARES
PREFERRED SECURITIES 1.2%

BANKING & FINANCE 0.4%

Discover Financial Services
6.125% due 06/23/2025 •(g)		5,500,000	6,193

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(g)		6,600,000	7,169

Wells Fargo & Co.
3.900% due 03/15/2026 •(g)		9,400,000	9,738

			23,100

UTILITIES 0.8%

AT&T Mobility LLC
7.000% due 10/20/2022 «(g)(i)		2,136,108	56,530

Total Preferred Securities (Cost $78,621)			79,630

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	19

Schedule of Investments	PIMCO Total Return Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 6.9%

REPURCHASE AGREEMENTS (j) 1.0%
			$69,300

SHORT-TERM NOTES 0.2%

Federal Home Loan Bank
0.005% due 08/20/2021 (d)(e)		$8,100	8,100

0.045% due 09/17/2021 (d)(e)		7,500	7,499

			15,599

ARGENTINA TREASURY BILLS 0.0%
38.503% due 09/13/2021 (d)(e)(f)	ARS	66,331	392

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ISRAEL TREASURY BILLS 0.2%
(0.052)% due 10/06/2021 (d)(e)	ILS	56,000	$17,177

U.S. TREASURY BILLS 4.9%
0.028% due 07/08/2021 - 12/16/2021 (c)(d)(l)(n)		$328,600	328,578

U.S. TREASURY CASH MANAGEMENT BILLS 0.6%
0.027% due 09/28/2021 - 10/05/2021 (c)(d)(n)		38,800	38,796

Total Short-Term Instruments (Cost $469,563)			469,842

Total Investments in Securities (Cost $6,714,678)			6,842,332

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 10.3%

SHORT-TERM INSTRUMENTS 10.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.3%

PIMCO Short Asset Portfolio	33,548,557	$336,224

PIMCO Short-Term Floating NAV Portfolio III	36,028,520	355,277

Total Short-Term Instruments (Cost $690,539)		691,501

Total Investments in Affiliates (Cost $690,539)		691,501

Total Investments 112.3% (Cost $7,405,217)		$7,533,833

Financial Derivative Instruments (k)(m) (0.2)% (Cost or Premiums, net $18,450)		(17,397)

Other Assets and Liabilities, net (12.1)%		(810,662)

Net Assets 100.0%		$6,705,774

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$ 57,121	$56,530	0.84%
Citigroup, Inc.	2.572	06/03/2031	05/26/2020	9,500	9,776	0.15
General Motors Co.	6.125	10/01/2025	05/07/2020	19,887	23,572	0.35
General Motors Co.	6.800	10/01/2027	05/07/2020	3,693	4,663	0.07
Lloyds Banking Group PLC	1.380	09/02/2021	05/22/2018	1,400	1,401	0.02

				$ 91,601	$95,942	1.43%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
RDR	0.030%	06/30/2021	07/01/2021	$69,300	U.S. Treasury Notes 0.125% - 2.625% due 08/31/2022 - 02/15/2029	$(70,782)	$69,300	$69,300

Total Repurchase Agreements						$(70,782)	$69,300	$69,300

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (2.5)%
Uniform Mortgage-Backed Security, TBA	4.000%	07/01/2051	$32,000	$(34,210)	$(34,077)
Uniform Mortgage-Backed Security, TBA	4.000	08/01/2051	126,600	(135,327)	(134,928)

Total Short Sales (2.5)%				$(169,537)	$(169,005)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
DEU	$0	$0	$0	$0	$(1)	$(1)
RDR	69,300	0	0	69,300	(70,782)	(1,482)

Total Borrowings and Other Financing Transactions	$69,300	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended June 30, 2021 was $(1,540) at a weighted average interest rate of 0.068%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note September Futures	09/2021	1,462	$	180,454	$(361)	$91	$0
U.S. Treasury 10-Year Note September Futures	09/2021	10,164		1,346,730	7,522	2,382	0

					$7,161	$2,473	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Buxl 30-Year Bond September Futures	09/2021	160	$	(38,559)	$(680)	$95	$(292)
U.S. Treasury 30-Year Bond September Futures	09/2021	309		(49,672)	(1,501)	0	(203)

					$(2,181)	$95	$(495)

Total Futures Contracts					$4,980	$2,568	$(495)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(3)	Notional Amount(4)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
											Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2025	0.478%	$		2,400	$(61)	$111	$50	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2023	0.385			6,100	(427)	522	95	0	(3)
General Electric Co.	1.000	Quarterly	06/20/2024	0.420			5,400	(66)	161	95	1	0
General Electric Co.	1.000	Quarterly	12/20/2024	0.501			5,000	(78)	166	88	1	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.718			6,000	41	43	84	1	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	1.762		EUR	14,400	25	(402)	(377)	0	(8)
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	2.045			1,300	(199)	137	(62)	0	(1)
Tesco PLC	1.000	Quarterly	06/20/2022	0.138			15,000	(732)	890	158	1	0

								$(1,497)	$1,628	$131	$4	$(12)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	21

Schedule of Investments	PIMCO Total Return Portfolio	(Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-35 5-Year Index	(5.000)%	Quarterly	12/20/2025	$	10,600	$(767)	$(324)	$(1,091)	$0	$(5)
CDX.HY-36 5-Year Index	(5.000)	Quarterly	06/20/2026		20,300	(1,936)	(171)	(2,107)	0	(11)

						$(2,703)	$(495)	$(3,198)	$0	$(16)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
iTraxx Crossover 35 5-Year Index	5.000%	Quarterly	06/20/2026	EUR	134,900	$18,250	$1,867	$20,117	$0	$(168)
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025		62,800	1,660	397	2,057	0	(10)
iTraxx Europe Main 35 5-Year Index	1.000	Quarterly	06/20/2026		71,500	2,178	105	2,283	0	(13)

						$22,088	$2,369	$24,457	$0	$(191)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/15/2051	GBP	93,300	$3,435	$(842)	$2,593	$0	$(11)
Receive	1-Year BRL-CDI	2.850	Maturity	01/03/2022	BRL	241,900	(1)	605	604	12	0
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022		162,000	0	397	397	8	0
Receive	1-Year BRL-CDI	2.860	Maturity	01/03/2022		192,700	(4)	485	481	10	0
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		54,700	0	134	134	3	0
Receive	1-Year BRL-CDI	2.871	Maturity	01/03/2022		87,000	0	212	212	4	0
Receive	1-Year BRL-CDI	2.883	Maturity	01/03/2022		65,000	0	156	156	3	0
Pay	1-Year BRL-CDI	3.345	Maturity	01/03/2022		25,200	0	(43)	(43)	0	(1)
Pay	1-Year BRL-CDI	3.350	Maturity	01/03/2022		594,800	(13)	(998)	(1,011)	0	(30)
Pay	1-Year BRL-CDI	3.360	Maturity	01/03/2022		3,084,300	592	(3,310)	(2,718)	0	(157)
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022		1,102,800	(420)	(1,123)	(1,543)	0	(56)
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025	CAD	25,600	28	22	50	5	0
Pay	3-Month USD-LIBOR	2.800	Semi-Annual	08/22/2023	$	66,200	(1,486)	5,608	4,122	10	0
Receive	3-Month USD-LIBOR	1.493	Semi-Annual	06/23/2031		12,000	(31)	(20)	(51)	0	(34)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	5,010,000	(292)	(412)	(704)	1	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		7,200,000	(375)	(857)	(1,232)	1	0
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		13,030,000	546	2,394	2,940	0	(6)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		2,870,000	(212)	(648)	(860)	1	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		152,000	16	(128)	(112)	1	0
Receive	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038		690,000	0	(560)	(560)	4	0
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		1,050,000	4	(827)	(823)	6	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		224,600	10	(172)	(162)	1	0
Receive	6-Month JPY-LIBOR	0.538	Semi-Annual	03/15/2051		1,221,450	(21)	(90)	(111)	24	0
Receive	6-Month JPY-LIBOR	0.520	Semi-Annual	03/16/2051		360,000	0	(16)	(16)	7	0
Receive	6-Month JPY-LIBOR	0.350	Semi-Annual	03/17/2051		780,000	428	(119)	309	15	0
Receive	6-Month JPY-LIBOR	0.557	Semi-Annual	03/17/2051		1,213,000	0	(171)	(171)	24	0
Receive	6-Month JPY-LIBOR	0.570	Semi-Annual	03/19/2051		752,000	0	(132)	(132)	15	0
Receive	6-Month JPY-LIBOR	0.572	Semi-Annual	04/07/2051		333,000	0	(58)	(58)	6	0

							$2,204	$(513)	$1,691	$161	$(295)

Total Swap Agreements							$20,092	$2,989	$23,081	$165	$(514)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$2,568	$165	$2,733	$0	$(495)	$(514)	$(1,009)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

(l)

Securities with an aggregate market value of $56,941 and cash of $23,746 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	08/2021	CZK	513		$25	$1	$0
	08/2021	NOK	2,925		348	8	0
	08/2021		$15,153	EUR	12,417	0	(416)

BPS	07/2021	CAD	1,535		$1,274	36	0
	09/2021		$31,484	KRW	35,084,462	0	(445)
	11/2021	ILS	1,656		$505	0	(3)

BSH	10/2021	BRL	513,000		90,227	0	(11,736)
	01/2022		148,000		25,723	0	(3,262)

CBK	07/2021	AUD	2,526		1,954	59	0
	07/2021	PEN	20,365		5,408	114	0
	08/2021	MXN	10,702		512	0	(23)
	08/2021	PEN	40,708		10,837	236	(4)
	09/2021		31,008		8,239	159	0
	09/2021		$22,650	CLP	16,214,093	0	(611)
	10/2021	ILS	56,017		$16,933	0	(269)
	11/2021		121,136		36,967	0	(267)
	11/2021		$29,593	MXN	603,808	158	0
	01/2022	ILS	54,873		$16,880	0	(6)
	02/2022	PEN	20,293		5,284	6	0
	05/2022		32,479		8,539	104	0

GLM	09/2021		60,268		16,385	680	0

HUS	08/2021	GBP	256,966		363,264	7,762	0
	08/2021	JPY	231,100		2,127	46	0
	08/2021		$3,836	GBP	2,725	0	(66)

JPM	07/2021	PEN	811		$211	1	0
	08/2021		$1,269	EUR	1,042	0	(32)
	10/2021	BRL	697,100		$123,442	0	(15,112)
	01/2022		101,700		17,791	0	(2,127)

MYI	07/2021		206,804		41,008	0	(571)
	07/2021		$41,342	BRL	206,804	236	0
	08/2021	EUR	136,531		$165,316	3,273	0
	08/2021		$40,878	BRL	206,804	559	0

SCX	07/2021	PEN	12,196		$3,242	72	0
	07/2021		$8,384	PEN	33,372	291	0
	08/2021	CZK	257		$12	0	0
	09/2021	PEN	33,372		8,391	0	(304)
	12/2021	INR	14,380		192	2	0

SSB	07/2021		$38,497	BRL	206,804	3,081	0

TOR	08/2021	CAD	1,535		$1,240	1	0

Total Forward Foreign Currency Contracts						$16,885	$(35,254)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	23

Schedule of Investments	PIMCO Total Return Portfolio	(Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000%	03/15/2023	14,200	$ 1,601	$2,958

GLM	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.900	03/10/2022	7,300	578	476
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.900	03/15/2022	17,200	1,818	1,133

JPM	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.900	03/11/2022	7,300	0	477

							$ 3,997	$5,044

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	$103.234	08/05/2021	17,000	$97	$63

Total Purchased Options					$4,094	$5,107

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.298%	08/11/2021	15,000	$ (58)	$(41)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.698	08/11/2021	15,000	(58)	(38)

BPS	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.175	03/15/2023	42,600	(1,569)	(2,896)

GLM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.800	03/10/2022	19,700	(562)	(499)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.800	03/15/2022	46,400	(1,764)	(1,189)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.686	08/11/2021	7,000	(72)	(93)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.086	08/11/2021	7,000	(72)	(30)

JPM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.800	03/11/2022	19,700	0	(501)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.370	07/15/2021	12,000	(27)	(23)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.670	07/15/2021	12,000	(27)	(9)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	07/19/2021	42,000	(180)	(322)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900	07/19/2021	42,000	(180)	(5)

							$ (4,569)	$(5,646)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	$101.422	07/07/2021	13,000	$(57)	$(12)

GSC	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	101.367	08/05/2021	18,500	(61)	(52)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 09/01/2051	99.023	09/07/2021	17,000	(106)	(61)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 09/01/2051	101.023	09/07/2021	17,000	(74)	(93)

JPM	Put - OTC Ginnie Mae, TBA 2.500% due 08/01/2051	102.234	08/12/2021	17,000	(55)	(28)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	101.984	08/05/2021	17,000	(59)	(19)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	102.234	08/05/2021	34,000	(106)	(47)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	103.984	08/05/2021	17,000	(35)	(13)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 08/01/2051	104.141	08/05/2021	4,300	(7)	(7)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 09/01/2051	103.984	09/07/2021	6,000	(18)	(14)

					$(578)	$(346)

Total Written Options					$(5,147)	$(5,992)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
GST	Russia Government International Bond	1.000%	Quarterly	12/20/2024	0.579%	$	14,800	$95	$125	$220	$0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.204		15,900	(680)	589	0	(91)

JPM	Russia Government International Bond	1.000	Quarterly	12/20/2024	0.579		300	1	3	4	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.049		100	(5)	5	0	0

Total Swap Agreements								$(589)	$722	$224	$(91)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$9	$0	$0	$9	$(416)	$(79)	$0	$(495)	$(486)	$272	$(214)
BPS	36	2,958	0	2,994	(448)	(2,896)	0	(3,344)	(350)	393	43
BSH	0	0	0	0	(14,998)	0	0	(14,998)	(14,998)	15,766	768
CBK	836	0	0	836	(1,180)	0	0	(1,180)	(344)	(540)	(884)
FAR	0	0	0	0	0	(12)	0	(12)	(12)	247	235
GLM	680	1,609	0	2,289	0	(1,811)	0	(1,811)	478	(800)	(322)
GSC	0	0	0	0	0	(206)	0	(206)	(206)	0	(206)
GST	0	0	220	220	0	0	(91)	(91)	129	0	129
HUS	7,808	0	0	7,808	(66)	0	0	(66)	7,742	(7,320)	422
JPM	1	540	4	545	(17,271)	(629)	0	(17,900)	(17,355)	18,791	1,436
MYC	0	0	0	0	0	(359)	0	(359)	(359)	342	(17)
MYI	4,068	0	0	4,068	(571)	0	0	(571)	3,497	(2,614)	883
SCX	365	0	0	365	(304)	0	0	(304)	61	(130)	(69)
SSB	3,081	0	0	3,081	0	0	0	0	3,081	(3,580)	(499)
TOR	1	0	0	1	0	0	0	0	1	0	1

Total Over the Counter	$16,885	$5,107	$224	$22,216	$(35,254)	$(5,992)	$(91)	$(41,337)

(n)

Securities with an aggregate market value of $35,810 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	25

Schedule of Investments	PIMCO Total Return Portfolio	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,568	$2,568
Swap Agreements	0	5	0	0	160	165

	$0	$5	$0	$0	$2,728	$2,733

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,885	$0	$16,885
Purchased Options	0	0	0	0	5,107	5,107
Swap Agreements	0	224	0	0	0	224

	$0	$224	$0	$16,885	$5,107	$22,216

	$0	$229	$0	$16,885	$7,835	$24,949

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$495	$495
Swap Agreements	0	219	0	0	295	514

	$0	$219	$0	$0	$790	$1,009

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$35,254	$0	$35,254
Written Options	0	0	0	0	5,992	5,992
Swap Agreements	0	91	0	0	0	91

	$0	$91	$0	$35,254	$5,992	$41,337

	$0	$310	$0	$35,254	$6,782	$42,346

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(23,060)	$(23,060)
Swap Agreements	0	6,261	0	0	(1,599)	4,662

	$0	$6,261	$0	$0	$(24,659)	$(18,398)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(12,566)	$0	$(12,566)
Written Options	0	0	0	404	1,182	1,586
Swap Agreements	0	157	0	0	(47)	110

	$0	$157	$0	$(12,162)	$1,135	$(10,870)

	$0	$6,418	$0	$(12,162)	$(23,524)	$(29,268)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4,152	$4,152
Swap Agreements	0	115	0	0	11,278	11,393

	$0	$115	$0	$0	$15,430	$15,545

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,088	$0	$11,088
Purchased Options	0	0	0	0	1,049	1,049
Written Options	0	0	0	0	(976)	(976)
Swap Agreements	0	219	0	0	0	219

	$0	$219	$0	$11,088	$73	$11,380

	$0	$334	$0	$11,088	$15,503	$26,925

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2021	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$11,237	$11,237
Corporate Bonds & Notes
Banking & Finance	0	1,145,528	0	1,145,528
Industrials	0	822,350	0	822,350
Specialty Finance	0	1,401	0	1,401
Utilities	0	237,614	0	237,614
Municipal Bonds & Notes
California	0	6,223	0	6,223
Florida	0	3,050	0	3,050
Illinois	0	8,937	0	8,937
New York	0	6,456	0	6,456
Texas	0	5,018	0	5,018
West Virginia	0	7,378	0	7,378
U.S. Government Agencies	0	1,078,346	0	1,078,346
U.S. Treasury Obligations	0	937,126	0	937,126
Non-Agency Mortgage-Backed Securities	0	717,410	0	717,410
Asset-Backed Securities	0	830,191	0	830,191
Sovereign Issues	0	474,595	0	474,595
Preferred Securities
Banking & Finance	0	23,100	0	23,100
Utilities	0	0	56,530	56,530
Short-Term Instruments
Repurchase Agreements	0	69,300	0	69,300
Short-Term Notes	0	15,599	0	15,599
Argentina Treasury Bills	0	392	0	392
Israel Treasury Bills	0	17,177	0	17,177
U.S. Treasury Bills	0	328,578	0	328,578
U.S. Treasury Cash Management Bills	0	38,796	0	38,796

	$0	$6,774,565	$67,767	$6,842,332

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$691,501	$0	$0	$691,501

Total Investments	$691,501	$6,774,565	$67,767	$7,533,833

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(169,005)	$0	$(169,005)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$95	$2,638	$0	$2,733
Over the counter	0	22,216	0	22,216

	$95	$24,854	$0	$24,949

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(292)	(717)	0	(1,009)
Over the counter	0	(41,337)	0	(41,337)

	$(292)	$(42,054)	$0	$(42,346)

Total Financial Derivative Instruments	$(197)	$(17,200)	$0	$(17,397)

Totals	$691,304	$6,588,360	$67,767	$7,347,431

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended June 30, 2021:

Category and Subcategory	Beginning Balance at 12/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2021(1)
Investments in Securities, at Value
Loan Participations and Assignments	$2,298	$11,182	$(2,300)	$0	$0	$57	$0	$0	$11,237	$54
Non-Agency Mortgage-Backed Securities	33,077	0	(32,475)	0	0	(602)	0	0	0	0
Preferred Securities
Utilities	57,362	0	(437)	0	0	(395)	0	0	56,530	(832)

Totals	$92,737	$11,182	$(35,212)	$0	$0	$(940)	$0	$0	$67,767	$(778)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$11,237	Proxy Pricing	Base Price	100.250	—
Preferred Securities
Utilities	56,530	Current Value Model	Purchase Price	$27.048	—

Total	$67,767

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	27

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Total Return Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain

SEMIANNUAL REPORT	|	JUNE 30, 2021	29

Notes to Financial Statements	(Cont.)

exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in

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Notes to Financial Statements	(Cont.)

markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

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Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Current Value model is utilized for securities that are typically held at cost in the period of the initial investment, and potentially longer if the security is in an early-stage company that has made no material progress on its business plan. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder

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Notes to Financial Statements	(Cont.)

report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2021 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$334,744	$1,582	$0	$0	$(102)	$336,224	$1,581	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$285,683	$515,795	$(446,200)	$181	$(182)	$355,277	$296	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

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Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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Notes to Financial Statements	(Cont.)

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at June 30, 2021, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

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(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business

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Notes to Financial Statements	(Cont.)

days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended June 30, 2021, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange.

The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the

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Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these

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Notes to Financial Statements	(Cont.)

agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may

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include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

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Notes to Financial Statements	(Cont.)

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Portfolio’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

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LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Portfolio rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by a Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Portfolio’s investments or the Investment Manager’s operations and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse

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Notes to Financial Statements	(Cont.)

of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements,

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collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

SEMIANNUAL REPORT	|	JUNE 30, 2021	45

Notes to Financial Statements	(Cont.)

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through May 1, 2022, to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2021, there were no recoverable amounts.

On December 4, 2020, the SEC granted an order approving the substitutions of shares of certain mutual funds offered as investment options to certain variable annuity and variable life insurance contracts issued by the insurance company requesting such order with shares of certain other mutual funds, including the Portfolio. As a condition of this order, the SEC required that PIMCO enter into a written contract with the Portfolio to limit expenses as required by the order. Accordingly, pursuant to a Fund Substitution Expense Limitation Agreement dated April 21, 2021, PIMCO has agreed to waive, reduce or reimburse, for the Portfolio, all or any portion of fees by an amount sufficient to reduce the Administrative Class’s annualized expenses to 1.15%. This Expense Limitation Agreement will expire on June 20, 2023. The waiver will be, if applicable, reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by

PIMCO. For the period ended June 30, 2021, no amounts were waived or reimbursed under this Expense Limitation Agreement.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2021, were as follows (amounts in thousands†):

Purchases	Sales

$5,704	$5,151

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale

46	PIMCO VARIABLE INSURANCE TRUST

June 30, 2021	(Unaudited)

of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$11,058,769	$11,715,530	$589,226	$529,835

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2021 (Unaudited)		Year Ended 12/31/2020

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	16,140	$181,832	5,221	$59,671

Administrative Class	40,668	453,863	62,621	713,506

Advisor Class	24,121	272,590	46,798	534,652
Issued as reinvestment of distributions

Institutional Class	1,422	15,527	404	4,611

Administrative Class	18,140	198,424	11,467	130,822

Advisor Class	12,679	138,621	6,440	73,490
Cost of shares redeemed

Institutional Class	(1,115)	(12,578)	(3,518)	(39,669)

Administrative Class	(69,710)	(769,891)	(96,137)	(1,090,856)

Advisor Class	(8,605)	(97,064)	(29,353)	(331,250)

Net increase (decrease) resulting from Portfolio share transactions	33,740	$381,324	3,943	$54,977

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2021, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 40% of the Portfolio. One of the shareholders is a related party of the Portfolio and comprises 13% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2021, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable

SEMIANNUAL REPORT	|	JUNE 30, 2021	47

Notes to Financial Statements	(Cont.)	June 30, 2021	(Unaudited)

annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2020, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$7,261,206	$266,887	$(154,325)	$112,562

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

48	PIMCO VARIABLE INSURANCE TRUST

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC

BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co. LLC	RDR	RBC Capital Markets LLC

BSH	Banco Santander S.A. - New York Branch	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London

CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.

DEU	Deutsche Bank Securities, Inc.	JPM	JP Morgan Chase Bank N.A.	TOR	The Toronto-Dominion Bank

FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services LLC

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	KRW	South Korean Won

AUD	Australian Dollar	GBP	British Pound	MXN	Mexican Peso

BRL	Brazilian Real	ILS	Israeli Shekel	NOK	Norwegian Krone

CAD	Canadian Dollar	INR	Indian Rupee	PEN	Peruvian New Sol

CLP	Chilean Peso	JPY	Japanese Yen	USD (or $)	United States Dollar

CZK	Czech Koruna

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR	SONIO	Sterling Overnight Interbank Average Rate

H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	MAKA5DAY	Israel Gilon 5 Day	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	OIS	Overnight Index Swap

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind

CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

CLO	Collateralized Loan Obligation

SEMIANNUAL REPORT	|	JUNE 30, 2021	49

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month period ended June 30, 2021.

50	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT18SAR_063021

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a) The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Variable Insurance Trust

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date:	August 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date:	August 27, 2021

By:	/s/ Bijal Y. Parikh

Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date:	August 27, 2021